PIMCO Funds Semi-Annual Report

Multi-Manager Series
December 31, 2002

Share Classes
Ins Institutional
Adm Administrative

PIMCO EQUITY ADVISORS
PEA Value Fund
PEA Renaissance Fund
PEA Growth & Income Fund
PEA Growth Fund

PEA Target Fund
PEA Opportunity Fund
PEA Innovation Fund

CADENCE CAPITAL MANAGEMENT
CCM Mega-Cap Fund
CCM Capital Appreciation Fund

CCM Mid-Cap Fund
CCM Emerging Companies Fund

NFJ INVESTMENT GROUP
NFJ Equity Income Fund
NFJ Basic Value Fund

NFJ Small-Cap Value Fund

PARAMETRIC PORTFOLIO ASSOCIATES
PPA Tax-Efficient Equity Fund

PPA Tax-Efficient Structured
  Emerging Markets Fund

MULTI-MANAGER
Asset Allocation Fund

Chairman’s Letter

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-927-4648.

Sincerely,

Stephen Treadway
Chairman
January 31, 2003

12.31.02 |  PIMCO Funds Semi-Annual Report  3

PIMCO PEA Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve.	$838.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER: John Schneider
39 (not including short-term instruments)

Fund underperforms in back half of year
PIMCO PEA Value Fund Institutional Class shares posted a return of –16.63% for the six-month period ending December 31, 2002. This performance significantly trailed that of the Russell 1000 Value Index, which returned –11.28%, and the Lipper Multi-Cap Value Funds Average, which returned –11.47%.

Two different market environments during this period
The second half of 2002 was characterized by two very different investment climates. Stocks suffered a dramatic rout in the third quarter of 2002, only to enjoy a substantial rebound in the fourth quarter of the year. In the difficult market environment of the third quarter, PIMCO PEA Value Fund significantly underperformed its benchmark index. In the fourth quarter, as stocks enjoyed a strong rally, PIMCO PEA Value Fund substantially outperformed its benchmark index.

Pro-cyclical positioning hurts performance in third quarter….
The Fund’s pro-cyclical positioning, which had aided its performance earlier in the year, proved a drag on its performance in the third quarter as the economy appeared to be shaky. In particular, airlines such as AMR and commodity technology stocks such as Micron detracted from performance. Financial services stocks such as JP Morgan and Household International also hurt performance, as concerns that a shaky economy could result in credit defaults weighed heavily on these issues.

…but helps performance in fourth quarter
The same pro-cyclical positioning that hurt performance in the third quarter provided a large boost to performance in the fourth quarter, as the stock market experienced a robust rebound. Commodity technology stocks in particular experienced a large run-up. Energy stocks also aided performance, as increasing demand pushed up energy prices. The Fund was also helped by its exposure to consumer cyclical stocks such as JC Penney, which performed well in the last quarter of the year.

Outlook is positive for 2003
Our outlook for the stock market is positive. The economy appears poised for a rebound in 2003, and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively-valued stocks than we have in some time—a development that makes us optimistic about the current opportunities in value investing.

4  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 months	1 year	3 year	5 year	10 year	Inception

PEA Value Fund Institutional Class (Inception 12/30/91)	–16.63%	–24.80%	4.46%	5.55%	11.93%	12.10%

PEA Value Fund Administrative Class (Inception 8/21/97)	–16.75%	–25.04%	4.17%	5.22%	—	5.66%

Russell 1000 Value Index	–11.28%	–15.52%	–5.14%	1.16%	10.81%	—

Lipper Multi-Cap Value Funds Average	–11.47%	–17.88%	–3.34%	1.35%	9.69%	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Nabors Industries Ltd.	5.2%	J.C. Penney Co., Inc.	4.1%	Financial & Business Services	23.3%

International Ltd.	4.7%	CIGNA Corp.	3.9%	Energy	17.5%

Liberty Media Corp. 'A'	4.7%	PG&E Corp.	3.9%	Technology	14.8%

J.P. Morgan Chase & Co.	4.7%	CSX Corp.	3.8%	Consumer Discretionary	6.5%

Hewlett-Packard Co.	4.2%	Burlington Resources, Inc.	3.8%	Capital Goods	5.8%

		Top Ten Total	43.0%	PORTFOLIO COMPOSITION
				Common Stock	88.8%

				Cash Equivalents	11.2%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

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PIMCO PEA Renaissance Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.	$3.0 billion

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER: John Schneider
71 (not including short-term instruments)

Fund underperforms in second half of 2002
The stock market experienced a record-setting decline in the third quarter of 2002, and PIMCO PEA Renaissance Fund significantly underperformed during this period.  Unfortunately, although the Fund outperformed in the fourth quarter—gaining more than 20%—it was unable to achieve relative outperformance for the six-month period ending December 31, 2002. However, it continues to outperform meaningfully over the longer term.

Fund’s pro-cyclical positioning hinders, then helps, performance
The Fund’s pro-cyclical positioning, which contributed to its performance earlier in the year, ultimately detracted from its performance in the third quarter as signs appeared that the economy was sputtering. In particular, the Fund’s exposure to commodity technology stocks, such as Micron and Advanced Micro Devices, proved a drag on performance. However, that same pro-cyclical positioning significantly aided the Fund’s performance in the fourth quarter as the stock market experienced a significant rally. Commodity technology also helped performance during that period, with both Hewlett Packard and Sanmina experiencing strong gains.

Fund hurt by airlines, financial services stocks
The Fund’s performance was negatively affected by both airline and financial services stocks. Investors eschewed airline stocks when the industry was plagued by several high profile bankruptcies. Financial services stocks also were hurt, as falling interest rates squeezed profit margins.

Fund benefits from energy, good stock selection in consumer discretionary
The Fund benefited from good stock selection in the consumer discretionary sector, as stocks such as JC Penney performed solidly. The Fund’soverweighting in energy also positively contributed to performance, with holdings such as Nabors Industries posting strong returns.

Outlook is positive for 2003
Our outlook for the stock market is positive. The economy appears poised for a rebound in 2003, and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively valued stocks than we have in some time–a development that makes us optimistic about the current opportunities in value investing.

6  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Renaissance Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Renaissance Fund Institutional Class (Inception 12/30/97)	–20.26%	–25.81%	7.12%	8.59%	—	8.76%

PIMCO PEA Renaissance Fund Administrative Class (Inception 8/31/98)	–19.98%	–25.62%	7.04%	—	—	12.27%

Russell 1000 Value Index	–11.29%	–15.52%	–5.14%	1.16%	—	—

Russell Mid-Cap Value Index	–12.16%	–9.65%	3.28%	2.95%	—	—

Lipper Multi-Cap Value Funds Average	–11.47%	–17.88%	–3.34%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

J.C. Penney Co., Inc.	5.2%	Liberty Media Corp. ‘A’	4.1%	Financial & Business Services	18.0%

J.P. Morgan Chase & Co.	4.6%	Micron Technology, Inc.	3.8%	Energy	18.0%

PG&E Corp.	4.3%	Sanmina-SCI Corp.	3.5%	Technology	16.3%

Pride International, Inc. .	4.1%	Household International, Inc.	3.4%	Capital Goods	9.6%

Nabors Industries Ltd.	4.1%	Tyco International Ltd.	3.3%	Materials & Processing	8.4%

		Top Ten Total	40.4%	PORTFOLIO COMPOSITION

				Common Stock	97.0%

				Corporate Bonds	2.7%

				Convertible Bond & Notes	0.3%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  7

PIMCO PEA Growth & Income Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; current income is a secondary objective.	Common stocks of companies with market capitalizations of at greater than $5 billion.	$65.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
40 (not including short-term instruments)		Ken Corba Peter C. Thomas

Challenging six months to finish 2002
The last six months of 2002 proved a challenging and volatile environment for stocks. PIMCO PEA Growth & Income Fund Institutional Class shares returned –12.59% for this period, slightly under-performing the S&P 500 Index return of –10.30% and the Lipper Large-Cap Core Funds Average return of –11.31%.

Fund posts strong relative performance in third quarter
In the third quarter, the stock market experienced significant losses. However, PIMCO PEA Growth & Income Fund turned in a strong relative performance, outpacing both its benchmark, the S&P 500 Index, and its Lipper category average. In the fourth quarter, the stock market rebounded dramatically, especially more speculative issues. In this environment, the Fund underperformed.

Healthcare stocks aid Fund performance in third quarter
Defensive areas of the economy performed well during the third quarter, as concerns over a decelerating economy grew. The Fund benefited from its exposure to healthcare stocks during this period, especially HMOs and pharmaceutical companies. In particular, United Healthcare held its ground. Consumer staples stocks also aided performance, as stocks such as Procter & Gamble performed well. Conversely, the Fund was hurt by its overweight of the financial services sector, as many of the companies in this area came under pressure.

Fund negatively affected by tech under-weighting in fourth quarter
In the fourth quarter, the Fund was hurt by its underweighting of the technology sector, as tech stocks experienced a dramatic rally during this period. Also hindering performance was the Fund’s exposure to stocks such as defense contractor Lockheed Martin, which performed relatively well in the third quarter but posted poor relative performance in the fourth quarter. However, the Fund benefited from relative overweight positions in financial services and industrials in the fourth quarter. A standout for the Fund during this period was First Data Corp., a financial services data processor, which saw its stock price rise on news of better-than-expected results from its Western Union division.

Fund positioned for economic pickup
Heading into 2003, we remain cautious investors. The potential conflicts with Iraq and North Korea have been major headwinds in the market, affecting oil prices and clouding visibility. In addition, uncertain industrial and consumer environments are casting a pall on the stock market. However, we are optimistic that the economy will begin a slow recovery this year, and we are seeking to position the Fund to benefit from such an economic pickup. In addition, the proposed repeal of dividend taxation may bode well for dividend-paying stocks.

8  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN         For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Growth & Income Fund Institutional Class (Inception 12/28/94)	–12.59%	–19.57%	–10.09%	7.47%	—	12.52%

PIMCO PEA Growth & Income Fund Administrative Class (Inception 4/16/01)	–12.84%	–20.04%	—	—	—	–19.68%

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	6.41%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Large-Cap Core Funds Average	–11.31%	–23.50%	–15.32%	–1.90%	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Bank of America Corp.	3.8%	Clear Channel Communications, Inc.	2.9%	Financial & Business Services	32.0%

Newmont Mining Corp.	3.4%	Vornado Realty Trust	2.9%	Materials & Processing	9.5%

E.I. du Pont de Nemours & Co.	3.3%	3M Co.	2.9%	Technology	8.6%

Kinder Morgan Management LLC	3.2%	Boston Properties, Inc.	2.9%	Healthcare	8.5%

IBM Corp.	3.1%	Microsoft Corp.	2.8%	Energy	8.1%

		Top Ten Total	31.2%	PORTFOLIO COMPOSITION

				Common Stock	94.7%

				Convertible Bonds	3.9%

				Cash Equivalents	1.4%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 38  for footnotes, which include additional details.

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PIMCO PEA Growth Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; income is an incidental consideration.	Primarily common stocks of companies with market capitalizations of at least $5 billion.	$842.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
41 (not including short-term instruments)		Ken Corba

Fund underperforms in latter half of 2002
For the six-month period ending December 31, 2002, PIMCO PEA Growth Fund Institutional Class shares returned –15.29%, underperforming the S&P 500 Index’s return of –10.30%. The Fund also underperformed the Lipper Large-Cap Growth Funds Average return of –11.72%.

Two different market environments
Investors experienced two very different stock market environments over the past six months. Stocks saw a dramatic decline in the third quarter, followed by a hefty rally in the fourth quarter. In the third quarter, PIMCO PEA Growth Fund’s focus on companies with high earnings quality enabled it to outperform the S&P 500 Index. However, in the fourth quarter, this very focus hurt the Fund’s relative performance as some of the most speculative issues experienced the largest rebounds.

Fund benefits from tech underweighting in third quarter
The Fund added more consumer staples and trimmed its technology exposure in the third quarter. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand. Consumer staples, such as Coca-Cola and Procter & Gamble, performed well, as these global-reaching companies benefited from a weaker dollar. Healthcare also held up relatively well for the Fund with UnitedHealth Group and Johnson & Johnson posting solid gains. Foreshadowing a possible corporate spending recovery, media holdings such as Viacom and Clear Channel also performed well for the quarter.

Tech underweighting hurts performance in fourth quarter
The Fund’s underweighting of technology stocks in the fourth quarter hindered performance because the tech sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance, as investors flocked to more aggressive areas of the stock market. However, the Fund did benefit from its overweighting of financial services stocks. In particular, First Data performed well, as better-than-expected results from its Western Union division propelled its stock price higher.

Outlook is optimistic
After an extremely difficult three years, we believe that the outlook for U.S. equities has begun to stabilize and with a modestly recovering economy, the stock market should provide a more rewarding investment environment during the coming year. We are optimistic that our philosophy of holding high quality growth companies will bode well for the Fund over the long term.

10  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Growth Fund Institutional Class (Inception 3/31/99)	–15.29%	–28.94%	–24.10%	—	—	–13.96%

PIMCO PEA Growth Fund Administrative Class (Inception 3/31/99)	–15.42%	–29.15%	–24.38%	—	—	–14.25%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Microsoft Corp.	4.6%	American International Group, Inc.	3.6%	Financial & Business Services	26.5%

Bank of America Corp.	4.3%	Clear Channel Communications, Inc.	3.5%	Technology	19.3%

First Data Corp.	4.2%	Fifth Third Bancorp	3.5%	Healthcare	19.0%

3M Co.	3.6%	Johnson & Johnson	3.2%	Consumer Discretionary	12.3%

Pfizer, Inc.	3.6%	Dell Computer Corp.	3.2%	Consumer Staples	8.4%

		Top Ten Total	37.3%	PORTFOLIO COMPOSITION

				Common Stock	99.1%

				Cash Equivalents	0.9%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over the long term. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 38 for footnotes, which include additional details.

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PIMCO PEA Target Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	Common stocks of companies with market capitalizations of between $1 billion and $10 billion.	$765.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
85 (not including short-term instruments)		Jeff Parker

Fund trails benchmark for six-month period
PIMCO PEA Target Fund Institutional shares posted a return of –15.81% for the sixmonth period ending December 31, 2002. This performance trailed the Russell Mid-Cap Growth Index, which returned –9.59%, and the Lipper Mid-Cap Growth Funds Average, which returned –13.95%.

Fund hurt by consumer discretionary stocks in third quarter
In a challenging market for stocks, the Fund slightly underperformed its benchmark index and its Lipper average for the third quarter. The Fund was hurt by its exposure to the consumer discretionary sector, which was punished by investors as the economic slowdown continued. The technology sector also detracted from performance, although this was mitigated somewhat by an underweight relative to the index.

Fund benefited from healthcare exposure
The Fund was helped in the third quarter by its exposure to healthcare stocks, especially HMOs, medical equipment and biotech issues.  In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, in the fourth quarter, the healthcare sector produced mixed results. Boston Scientific and Medicis Pharmaceutical were strong performers, but AmerisourceBergen and Laboratory Corp. disappointed.

Tech exposure hurts performance
The Fund’s relative performance in the fourth quarter was hurt by poor stock selection in the information technology sector. An underweighting of the telecommunications sector also detracted from performance, as many of these issues rallied. However, consumer discretionary stocks aided performance. In particular, Linens ‘n Things and Coach were standouts despite concerns over consumer weakness.

Positive outlook for stock market
Looking ahead, we are positive about the environment for stock market investing. We believe valuations are finally attractive, sentiment is improving and fiscal policies will stimulate the economy. In this climate, we believe that smaller companies have greater potential for out-performance as their earnings are more levered to economic growth than large companies. We will maintain our focus on high-quality, fast-growing mid-cap stocks. Although there are still many uncertainties in the world, history has proven that the time to invest is when market conditions appear to be the worst. We continue to believe that patient, disciplined investors will be rewarded over the long term.

12  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Target Fund Institutional Class (Inception 3/31/99)	–15.81%	–32.44%	–19.02%	—	—	–3.60%

PIMCO PEA Target Fund Administrative Class (Inception 3/31/99)	–15.93%	–32.64%	–19.02%	—	—	–3.62%

Russell Mid-Cap Growth Index	–9.59%	–27.40%	–20.02%	—	—	—

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	—	—	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Varian Medical Systems, Inc.	2.5%	St. Jude Medical, Inc.	2.1%	Healthcare	25.1%

Abercrombie & Fitch Co. ‘A’	2.4%	Gentex Corp.	2.1%	Technology	24.6%

Medicis Pharmaceutical ‘A’	2.3%	Linens ‘n Things, Inc.	2.1%	Consumer Discretionary	16.5%

Boston Scientific Corp.	2.2%	Harman International Industries, Inc.	1.9%	Financial & Business Services	10.6%

AmerisourceBergen Corp.	2.1%	UTStarcom, Inc.	1.8%	Consumer Services	6.4%

		Top Ten Total	21.5%	PORTFOLIO COMPOSITION

				Common Stock	94.9%

				Cash Equivalents	3.6%

				Convertible Bonds	1.5

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over the long term. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately 40–60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 38 for footnotes, which include additional details.

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PIMCO PEA Opportunity Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	Common stocks of companies with market capitalizations of less than $2 billion.	$246.4 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
101 (not including short-term instruments)		Michael Gaffney

Fund outperforms in second half of 2002
Equity investing continued its difficult run in the third quarter, with small-cap stocks in particular feeling pressure. However, the equity market rebounded somewhat in the fourth quarter, providing a small measure of relief in a year of dismal equity returns. For the six-month period ending December 31, 2002, PIMCO PEA Opportunity Fund Institutional shares posted a return of –15.93%, trailing the Russell 2000 Growth Index return of –15.63% but outperforming the Lipper Small-Cap Growth Funds Average, which returned
–16.02% for the same period.

Fund hurt by tech, but helped by energy, in the third quarter
Technology’s weak performance in the third quarter hurt the Fund significantly, despite its slight underweighting in the sector. Conversely, the energy sector served as a source of positive performance in a down market as Chesapeake Energy, Patterson-UTI, and XTO Energy all outperformed. The media and healthcare sectors held up relatively well in the third quarter, with Cumulus Media and Neurocrine Biosciences posting gains over the quarter. The Fund’s exposure to consumer cyclicals proved disappointing due to uncertainty about the economy.

Tech helps in fourth quarter
Technology issues generated strong returns in the fourth quarter, although a sell-off in December reduced the gains. In the Fund, stocks such as Websense, Manhattan Associates and Emulex performed well on continued business strength. Healthcare, REITs and consumer staples traded lower. Reminiscent of last year, economically-sensitive issues performed well before year-end, while more defensive issues underperformed. For example, holdings in cyclical transportation issues Knight Transportation, JB Hunt Transportation Services and Atlantic Coast Airlines all gained more than 20%. On the negative side, healthcare stocks such as Triad Hospitals and Coventry Healthcare lost ground during this period. Although healthcare fundamentals remained strong, investor rotation away from defensive issues resulted in negative returns.

Outlook clouded by geopolitical issues
Looking ahead, we believe that the equity market could experience a good year based on favorable monetary and fiscal policies, reasonable market valuation, improving corporate profitability and lean corporate structures with good productivity leverage. However, the overall impact of war and high energy prices on consumer and corporate spending is a huge unknown which obscures the short-term outlook. If the markets gain further clarity on these risks and the economy continues to gain traction, we are optimistic that the investment environment could improve.

14  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Opportunity Fund Institutional Class (Inception 3/31/99)	–15.93%	–29.17%	–20.25%	—	—	–4.40%

PIMCO PEA Opportunity Fund Administrative Class (Inception 3/31/99)	–15.99%	–29.31%	–20.32%	—	—	–4.50%

Russell 2000 Growth Index	–15.63%	–30.27%	–21.11%	—	—	—

Russell 2000 Index	–16.55%	–20.48%	–7.54%	—	—	—

Lipper Small-Cap Growth Funds Average	–16.02%	–29.72%	–17.01%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Genesco, Inc.	2.2%	Steiner Leisure Ltd.	1.6%	Consumer Discretionary	16.7%

Key Energy Group, Inc.	1.9%	Waste Connections, Inc.	1.5%	Technology	15.1%

Atlantic Coast Airlines Holdings	1.7%	Forrester Research, Inc.	1.5%	Healthcare	12.7%

Grant Prideco, Inc.	1.6%	Linens `n Things, Inc.	1.4%	Consumer Services	11.5%

RARE Hospitality International, Inc.	1.6%	Investors Financial Services Corp.	1.4%	Financial & Business Services	11.1%

		Top Ten Total	16.4%	PORTFOLIO COMPOSITION

				Common Stock	93.7%

				Cash Equivalents	6.3%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager’s thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio’s risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  15

PIMCO PEA Innovation Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	Primarily common stocks of technology-related companies with market capitalizations of more than $200 million.	$779.2 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
69 (not including short-term instruments)		Dennis McKechnie

The Fund underperformed its benchmark during this period
For the six month period ending December 31, 2002, PIMCO PEA Innovation Fund Institutional Class shares posted a return of
-21.77%, underperforming the NASDAQ Composite Index, which returned –8.73% for the same period.

Fund hurt by semiconductors and software in third quarter
The third quarter proved to be a difficult period for equities, especially technology issues. The Fund’s overweighting of more cyclical areas of technology caused it to underperform its benchmark index. While cyclical tech stocks such as semiconductors performed well earlier in the year, they posted significant losses in the third quarter as signs of an economic slowdown made investors wary of these issues. The Fund’s software holdings also negatively affected performance, as uncertainty about  the economy left companies reluctant to purchase new software. However, the Fund’s exposure to Internet stocks, such as eBay, aided performance. Many of the Internet companies that survived the tech rout of the last several years emerged stronger, with improved business fundamentals, and were rewarded by investors. Non-tech innovators, especially biotech stocks, also performed relatively well in the third quarter, serving as another source of strength for the Fund.

Fund outperforms in fourth quarter due to cyclical positioning
The Fund’s cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform in the last quarter of the year. Semiconductors showed particular strength during the period, with stocks such as Atmel experiencing substantial gains. Storage stocks also performed well, with Qlogic and Network Appliance rising. Telecom equipment makers such as Juniper also saw gains during the quarter.  Conversely, the areas that proved weakest during the fourth quarter were many of those that had been strongest during the difficult third quarter. For example, consumer electronics stocks posted losses, as did defense stocks. Even the fundamentally strong Internet space did not participate in the rally.

Long-term outlook very positive
In the short term, we believe the tech sector needs to digest its recent gains. With many tech stocks well off their bottoms, valuations have expanded–and the economy remains a concern. As a result, we anticipate volatility in the short term. In the intermediate term, we see traction coming, albeit gradually. Over the longer term, however, our outlook remains very positive as we believe information technology (IT) spending is likely to grow substantially over the next several years.

16  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PEA Innovation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PEA Innovation Fund Institutional Class (Inception 3/05/99)	–21.68%	–52.21%	–42.77%	—	—	–20.36%

PIMCO PEA Innovation Fund Administrative Class (Inception 3/10/00)	–21.56%	–52.16%	—	—	—	–52.60%

NASDAQ Composite Index	–8.73%	–31.52%	–31.01%	—	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Science & Technology Funds Average	–13.76%	–43.01%	–37.58%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Oracle Corp.	3.0%	Mercury Interactive Corp.	2.6%	Technology	74.6%

Dell Computer Corp.	3.0%	eBay, Inc.	2.6%	Healthcare	9.8%

Microsoft Corp.	2.9%	Emulex Corp.	2.5%	Consumer Discretionary	2.9%

Accenture Ltd.	2.8%	Taiwan Semiconductor Manufacturing Co. Ltd. SP-ADR	2.5%	Financial & Business Services	2.8%

IBM Corp.	2.6%	BEA Systems, Inc.	2.4%	Communications	2.7%

		Top Ten Total	26.9%	PORTFOLIO COMPOSITION

				Common Stock	95.9%

				Cash Equivalents	4.1%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many high-tech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO’s. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 40% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund’s multiple-year results. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  17

PIMCO CCM Mega-Cap Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital.	Common stocks of companies with very large market capitalizations that have improving fundamentals and whose stock is reasonably valued by the market.	$1.7 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGER:
58 (not including short-term instruments)		David Breed William Bannick Katherine Burdon Wayne A. Wicker

Fund matches benchmark, exceeds peer group
For the six-month period ending December 31, 2002, PIMCO CCM Mega-Cap Fund Institutional Class shares posted a return of
–10.30%, matching the return of the S&P 500 Index and outperforming the return of the Lipper Large-Cap Growth Fund Average (-11.72%) for this period.

Fund outperforms in third quarter due to stock selection
In the third quarter, the Fund outperformed the S&P 500 Index. Much of that outperformance can be attributed to an underweighting of technology as well as a focus on higher quality technology stocks. In particular, Rockwell Automation and L-3 Communications were standouts during this period. The Fund also benefited from good stock selection in the consumer discretionary sector.

Energy performs well in both quarters
The energy sector helped the Fund’s performance in both the third and fourth quarters. Exposure to energy stocks was increased during the third quarter, a decision that positively contributed to performance as concerns over a possible war with Iraq coupled with colder-than-normal winter pushed energy prices higher.

Higher quality tech names hurt Fund
In the fourth quarter, the Fund’s exposure to higher quality tech stocks had a negative relative impact, as high risk, low quality tech stocks outperformed during this period. In addition, the Fund was hurt by its exposure to the consumer discretionary sector, particularly its exposure to casinos and fast food/casual dining issues. The Fund’s exposure to the healthcare sector also hurt performance, as less defensive sectors performed better during the stock market rally. And one healthcare holding in particular —Tenet Healthcare—saw its stock price fall on news of aggressive Medicaid billing.

Many positives for stock market going into 2003
While the past three years have tested equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year.  Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe that maintaining a focus on industry and company fundamentals is a prudent course of action.

18  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO CCM Mega-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO CCM Mega-Cap Fund Institutional Class (Inception 8/31/99)	–10.30%	–29.27%	–22.83%	—	—	–15.46%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Microsoft Corp.	5.7%	Cisco Systems, Inc.	2.4%	Technology	27.1%

Pfizer, Inc.	5.0%	American International Group, Inc.	2.0%	Healthcare	21.8%

Johnson & Johnson	3.3%	Anheuser-Busch Cos., Inc.	2.0%	Consumer Discretionary	13.0%

Wal-Mart Stores, Inc.	2.9%	St. Jude Medical, Inc.	1.8%	Consumer Staples	8.2%

General Electric Co.	2.8%	SLM Corp.	1.8%	Financial & Business Services	7.4%

		Top Ten Total	29.7%	PORTFOLIO COMPOSITION

				Common Stock	93.5%

				Cash Equivalents	6.5%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of the 250 largest publicly traded U.S. companies (by market capitalization). In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details..

12.31.02 | PIMCO Funds Semi-Annual Report  19

PIMCO CCM Capital Appreciation Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Growth of capital.	Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonably valuations.	$620.5 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS:
91 (not including short-term instruments)		David Breed William Bannick Katherine Burdon Wayne A. Wicker

Fund outperforms in difficult third quarter but underperforms in the fourth
For the six-month period ending December 31, 2002, PIMCO CCM Capital Appreciation Fund Institutional Class shares posted a return of –14.22%, underperforming the S&P 500 Index’s return of –10.30% for the same period. Despite significant pressure on equities, PIMCO CCM Capital Appreciation managed to outperform the S&P 500 over the difficult third quarter but trailed the index during the stock market rally of the fourth quarter.

Tech underweighting helps in third quarter
The Fund benefited from an underweight in technology in the third quarter, as the sector was hit hard by a lack of demand growth and concerns about the economy. Healthcare providers continued to bolster the Fund, with Wellpoint Health Networks and Dynamic both posting strong returns in the quarter.

Consumer discretionary and energy stocks boost returns during back half of year
Consumer discretionary exposure helped the Fund throughout the six-month period as retailers such as Wal-Mart, Kohl’s and Target all had solid gains. Natural gas holdings such as Burlington and Devon performed well for the Fund, thanks to added pricing power in the sector and a cold December.

Tech underweighting hurts in fourth quarter
The Fund was hurt by its significant technology underweighting in the fourth quarter, as tech stocks—especially those with weaker fundamentals, which were not in the portfolio—experienced the biggest rally during the stock market run up. The Fund’s exposure to healthcare stocks also hindered performance, as investors eschewed these more defensive issues in favor of more speculative areas of the stock market.

Many positives for stock market going into 2003
While the past three years have tested equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe that maintaining a focus on industry and company fundamentals is a prudent course of action.

20  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO CCM Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO CCM Capital Appreciation Fund Institutional Class (Inception 3/08/91)	–14.22%	–23.32%	–10.82%	0.39%	10.37%	11.30%

PIMCO CCM Capital Appreciation Fund Administrative Class (Inception 7/31/96)	–14.05%	–23.25%	–10.94%	0.20%	—	7.80%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	9.34%	—

Lipper Large-Cap Core Funds Average	–11.31%	–20.50%	–15.32%	–1.90%	7.55%	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Microsoft Corp.	4.0%	Exxon Mobil Corp.	1.8%	Technology	20.1%

Pfizer, Inc.	2.6%	Johnson & Johnson	1.7%	Healthcare	17.5%

General Electric Co.	2.3%	IBM Corp.	1.6%	Financial & Business Services	17.3%

Wal-Mart Stores, Inc.	2.2%	American International Group, Inc.	1.6%	Consumer Discretionary	9.8%

Citigroup, Inc.	1.9%	Bank of America Corp.	1.3%	Consumer Staples	9.4%

		Top Ten Total	21.0%	PORTFOLIO COMPOSITION

				Common Stock	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value.  When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  21

PIMCO CCM Mid-Cap Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Growth of capital.	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies).	$542.9 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS:
99 (not including short-term instruments)		David Breed William Bannick Katherine Burdon Peter McManus Wayne A. Wicker

Fund lags benchmark index, but maintains strong longer-term performance
PIMCO CCM Mid-Cap Fund Institutional Class shares produced a return of –13.68% for the six-month period ending December 31, 2002. This performance trailed that of the Russell Mid-Cap Index, which returned –11.12%, and the Lipper Mid-Cap Core Funds Average, which returned –11.95% for the same period. However, its performance over the longer term remains strong.

Fund performs differently in bifurcated period
The second half of 2002 was characterized by two very different investment climates. In the third quarter, the stock market experienced a dramatic sell-off. In such an environment, the Fund posted strong relative returns, outperforming both its benchmark index and its Lipper Average. Stocks rebounded dramatically in the fourth quarter—with some of the most speculative stocks posting the biggest gains. During this period, the Fund underperformed significantly.

Consumer staples and healthcare help fund in difficult third quarter
The Fund benefited from its exposure to consumer staples stocks. Their defensive qualities proved popular with investors, as the economy continued to show signs of deceleration during this period. The Fund was also helped by an overweight in healthcare stocks. In particular, HMOs, such as Oxford Health Plans, performed well due to improved pricing. The Fund was negatively affected by its exposure to the technology sector, which posted significant losses for the quarter. However, this loss was mitigated by a slight underweight relative to the benchmark.

Fund hurt by tech, consumer discretionary and healthcare exposure in fourth quarter
In the fourth quarter, the technology sector made the largest gains, and the Fund suffered as a result of its underexposure to the more speculative tech issues, which posted the best numbers. In addition, the Fund’s exposure to healthcare stocks hurt performance as investors eschewed this more defensive area of the equity market. Stock selection in the consumer discretionary sector also hindered performance, as Mandalay Resorts and Harrah’s Entertainment suffered from weaker business in Las Vegas.

Many positives for stock market going into 2003
While the past three years have been difficult ones for equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe it is prudent to maintain our focus on industry and company fundamentals.

22  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO CCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO CCM Mid-Cap Fund Institutional Class (Inception 8/26/91)	–13.68%	–20.06%	–6.10%	0.19%	10.00%	10.79%

PIMCO CCM Mid-Cap Fund Administrative Class (Inception 11/30/94)	–13.74%	–20.39%	–6.36%	–0.05%	—	10.86%

Russell Mid-Cap Index	–11.12%	–16.19%	–5.04%	2.19%	9.92%	—

Lipper Mid-Cap Core Funds Average	–11.95%	–18.40%	-4.82%	2.68%	9.42%	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Career Education Corp.	1.3%	Storage Technology Corp.	1.3%	Technology	18.1%

Diebold, Inc.	1.3%	Danaher Corp.	1.2%	Financial & Business Services	13.6%

Ball Corp.	1.3%	Westwood One, Inc.	1.2%	Consumer Discretionary	13.5%

Apollo Group, Inc.	1.3%	McCormick & Co.	1.2%	Healthcare	11.5%

Hearst-Argyle Television, Inc.	1.3%	Bed, Bath & Beyond, Inc.	1.2%	Consumer Services	9.1%

		Top Ten Total	12.6%	PORTFOLIO COMPOSITION

				Common Stock	95.1%

				Cash Equivalents	4.9%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  23

PIMCO CCM Emerging Companies Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital.

Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market.

$233.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO:		PIMCO ADVISORS INSTITUTIONAL MANAGERS:
73 (not including short-term instruments)		David Breed William Bannick Katherine Burdon Peter McManus Wayne A. Wicker

Fund matches benchmark, exceeds peer group
For the six-month period ending December 31, 2002, PIMCO CCM Emerging Companies Fund Institutional Class shares posted a return of –16.78%, virtually in line with the Russell 2000 Index return of –16.55% and trailing the return of the Lipper Small-Cap Growth Fund Average (-16.02%) for this period.

Healthcare helps, then hurts performance
In the third quarter, the Fund benefited from broadly diversified healthcare selections. The Fund’s holdings in biotech, medical instruments, health services, pharmaceuticals and healthcare management companies all contributed positively to relative returns. In particular, Mid Atlantic Medical Services, a managed healthcare company that is benefiting from a favorable pricing environment, and InterMune, a biotech company with a popular drug as well as a developing pipeline, were standout performers. However, in the fourth quarter the Fund’s exposure to healthcare detracted from performance. In particular, medical instrument manufacturers and suppliers experienced weakness.

Tech also helps, then hurts performance
In the third quarter, the Fund’s relative performance was aided by good stock selection in the technology sector. The Fund’s focus on higher quality, lower volatility technology issues worked well in an environment in which many of the most aggressive and volatile issues lost the most ground. However, in the fourth quarter, many of the most aggressive and volatile tech stocks outperformed, and the Fund’s focus on higher quality, lower volatility technology issues proved detrimental to performance.

Consumer discretionary sector is positive, then negative
As with healthcare and technology, the Fund’s exposure to consumer discretionary stocks helped performance in the third quarter but hurt performance in the fourth quarter. Consumer confidence remained strong in the third quarter, benefiting many consumer discretionary issues. However, in the fourth quarter consumer confidence fell, and many consumer discretionary stocks were hit hard.

Many positives for stock market going into 2003
While the past three years have tested equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year.  Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe that maintaining a focus on industry and company fundamentals is a prudent course of action.

24  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO CCM Emerging Companies Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO CCM Emerging Companies Fund Institutional Class (Inception 6/25/93)	–16.78%	–15.76%	2.96%	2.04%	—	12.36%

PIMCO CCM Emerging Companies Fund Administrative Class (Inception 4/01/96)	–16.78%	–15.87%	2.74%	1.81%	—	8.61%

Russell 2000 Index	–16.55%	–20.48%	–7.54%	–1.36%	—	—

Lipper Small-Cap Growth Funds Average	–16.02%	–29.72%	–17.01%	–2.31%	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Ultra Petroleum Corp.	3.0%	Meridian Medical Technologies, Inc.	2.1%	Healthcare	23.5%

Cash America International, Inc.	2.6%	Alliance Gaming Corp.	2.0%	Financial & Business Services	18.9%

Advanced Neuromodulation Systems, Inc.	2.5%	Bay View Capital Corp.	1.8%	Technology	15.4%

FTI Consulting, Inc.	2.2%	Pinnacle Systems, Inc.	1.8%	Consumer Discretionary	8.7%

The Advisory Board Co.	2.1%	Moog, Inc.	1.7%	Capital Goods	8.5%

		Top Ten Total	21.8%	PORTFOLIO COMPOSITION

				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. Investments are selected from a universe of U.S. companies with market capitalizations less than $250 million. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 3% of the total portfolio.

Past performance is no guarantee of future results. The Fund invests at least 65% in smaller cap stocks and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  25

PIMCO NFJ Equity Income Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Current income as a primary objective; long-term growth of capital is a secondary objective.	Income producing common stock of companies with market capitalizations of more than $2 billion.	$51.5 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:

NUMBER OF SECURITIES IN THE PORTFOLIO:		Ben Fischer Chris Najork Jeffery S. Partenheimer

41 (not including short-term instruments)

Fund handily outperforms
For the six-month period ending December 31, 2002, PIMCO NFJ Equity Income Fund Institutional Class shares posted a return of –7.37%, outperforming the S&P 500 Index’s return of –10.30% and the Lipper Equity Income Funds Average return of –10.63%.

Fund hurt in third quarter stock market rout
The stock market suffered substantial losses in the third quarter of 2002, with no sector left unscathed. Stock selection hurt performance in sectors such as basic industry and utility. However, the Fund’s underweighting in technology, a sector that posted substantial losses during the period, helped performance significantly. In September, the Fund benefited from exposure to telecom carriers such as Verizon and Sprint, which experienced a rebound after an extended period of underperformance.

Stock selection strong in fourth quarter
Stock selection was strong during the fourth quarter, as six out of seven sectors contributed positively to performance. The Fund’s relative outperformance can be attributed primarily to holdings in the consumer cyclical, technology, basic industry, and energy sectors, with the most notable positive return stock being Sprint Group. After completely avoiding the technology sector for several years, the Fund added Hewlett Packard last year – and it rose almost 50% for the quarter. Other notable performers included Eastman Kodak, Textron and Halliburton.

NFJ investment strategy provided downside protection
Despite the strong relative outperformance for the Fund, 2002 was a tough absolute return market for all investors. Although the Fund posted a loss for the year, NFJ’s philosophy of owning undervalued companies paying a dividend saved it from experiencing the type of damage felt by the major indices, such as the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite Index, which all recorded substantial negative returns.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although tax reduction and tax reform will be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It seems that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style could continue to outperform.

26  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO NFJ Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 6/30/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO NFJ Equity Income Fund Institutional Class (Inception 5/08/00)	–7.37%	–6.62%	—	—	—	6.37%

PIMCO NFJ Equity Income Fund Administrative Class (Inception 5/8/00)	–7.46%	–6.82%	—	—	—	6.10%

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

Lipper Equity Income Funds Average	–10.63%	–16.33%	—	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

RJ Reynolds Tobacco Holdings, Inc.	3.9%	General Motors Corp.	3.8%	Financial & Business Services	28.3%

SUPERVALU, Inc.	3.9%	Verizon Communications, Inc.	3.8%	Consumer Discretionary	13.3%

VF Corp.	3.8%	Eastman Kodak Co.	3.7%	Consumer Staples	11.5%

Key Corp.	3.8%	Lincoln National Corp.	3.7%	Energy	9.5%

Union Planters Corp.	3.8%	TXU Corp.	2.3%	Utilities	9.3%

		Top Ten Total	36.5%	PORTFOLIO COMPOSITION

				Common Stock	95.2%

				Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  27

PIMCO NFJ Basic Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Common stocks of companies with market capitalizations of more than $2 billion that are undervalued relative to the market and their industry groups.	$3.0 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
NUMBER OF SECURITIES
42 (not including short-term instruments)		Ben Fisher Chris Najork Paul Magnuson Jeffery S. Partenheimer

Fund outperforms in second half of year
PIMCO NFJ Basic Value Fund Institutional Class shares returned –10.38% for the six-month period ending December 31, 2002. This compares favorably to the performance of the Russell Mid-Cap Value Index, which returned –12.16%, and the Lipper Mid-Cap Value Funds Average, which returned –12.08%.

Fund hurt by financial services and energy stocks in third quarter
The third quarter proved difficult for stocks in general, and value stocks in particular. The Fund was hurt by its exposure to financial services stocks such as JP Morgan Chase, which fell considerably during the quarter. The energy sector also caused performance to suffer during this period. Stock selection in consumer staples also negatively affected the Fund’s performance. However, the Fund benefited from a significant underweighting in technology, a sector that posted substantial losses during the period.

Fund helped by stock selection in fourth quarter
Despite a substantial underweighting in technology in the fourth quarter, the Fund received a boost from its technology exposure in the final quarter of 2002. Hewlett-Packard, a recent addition to the portfolio, gained nearly 50%, while Lexmark rose by almost 30%. The energy sector also bounced back in the fourth quarter, aiding performance. Valero Energy, in particular, was a standout performer.

Portfolio fundamentals remain solid
At the beginning of the fourth quarter, the Fund’s P/E ratio was at its lowest since the 1990 recession. And despite a rally in the fourth quarter, the portfolio remains attractively valued. In addition, the yield on the portfolio is substantially higher than that of the overall stock market, as measured by the S&P 500 Index. We are confident that the portfolio remains well-positioned going into 2003.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although the proposed tax reduction and tax reform could be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It appears that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable, regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style should continue to outperform.

28  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO NFJ Basic Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO NFJ Basic Value Fund Institutional Class (Inception 5/08/00)	–10.38%	–6.82%	—	—	—	5.15%

Russell Mid-Cap Value Index	–12.16%	–9.65%	—	—	—	—

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

Lipper Mid-Cap Value Funds Average	–12.08%	–13.45%	—	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Deluxe Corp.	3.7%	ConocoPhillips	3.6%	Financial & Business Services	21.7%

SUPERVALU, Inc.	3.7%	RJ Reynolds Tobacco Holdings, Inc.	3.5%	Consumer Discretionary	15.6%

VF Corp.	3.6%	Tupperware Corp.	3.0%	Consumer Staples	14.5%

Union Planters Corp.	3.6%	TXU Corp.	2.1%	Healthcare	7.3%

General Motors Corp.	3.6%	Loews Corp.	1.9%	Energy	7.2%

		Top Ten Total	32.3%	PORTFOLIO COMPOSITION

				Common Stock	90.4%

				Cash Equivalents	9.6%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund seeks long-term growth of capital and income through investment in common stocks with below-average P/E ratios. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, positive prospective earnings and quality operations.  In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  29

PIMCO NFJ Small-Cap Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below-average price-to-earnings ratios relative to the market and their industry groups.	$1.0 billion

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
NUMBER OF SECURITIES IN THE PORTFOLIO:
Ben Fischer Chris Najork Paul Magnuson Cliff Hoover
103 (not including short-term instruments)

Fund turns in strong relative performance
PIMCO NFJ Small-Cap Value Fund turned in a strong relative performance in the second half of 2002, despite two very different investment climates. For the six-month period ending December 31, 2002, PIMCO NFJ Small-Cap Value Fund Institutional Class returned –7.14%, outperforming both the Russell 2000 Index, which returned –16.55%, and the Lipper Small-Cap Value Funds Average, which returned –14.91%.

Fund benefits from style-pure investment process in third quarter
The Fund benefited from its deep-value, style-pure investment process in the difficult third quarter, as it helped to limit downside risk. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust. The Fund’s strict value discipline continues to preclude it from owning any significant exposure to technology, which did hurt performance during the October-November rally.

Energy sector performs well in fourth quarter
The portfolio benefited from an overweight in energy. Investors bid up energy stocks as unseasonably cold weather hit much of the country in December and concerns over war with Iraq increased. The managers are maintaining their overweights in both energy and utilities going forward because they anticipate that the economy will improve and demand will pick up.

Diversification aids performance
Because of continued market volatility, the portfolio’s diversification across industries benefited the portfolio during the past six months. This strategy continued to help limit downside risk while enabling the portfolio to be invested in undervalued stocks in a variety of sectors.

Stock selection was strong
The Fund benefited from strong stock selection in the second half of 2002. Canadian gold-mining company Goldcorp was a standout performer during this period, due in large part to steady increases in the price of gold, as the stock is highly levered to gold prices. Other standouts included Claire’s Stores, a discount retailer, and Brown Shoe, a footwear maker of brands such as Dr. Scholl’s, Buster Brown and Naturalizer.

Dividend-paying stocks remain attractive
Looking ahead, we expect the economic recovery to continue at a slow pace. We anticipate that the market will remain volatile while the economy seeks direction, especially given the numerous geopolitical concerns hanging over the market.

We are encouraged by the potential for a reduction or elimination of dividend taxes, which could certainly be a source of stimulus for the stock market in general and this portfolio in particular. We remain confident that their style-pure investment philosophy will continue to bode well for the portfolio. In addition, we believe our requirement that every holding in the portfolio pay a dividend will continue to benefit the portfolio given the current economic, legislative and stock market environment.

30  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO NFJ Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO NFJ Small-Cap Value Fund Institutional Class (Inception 10/01/91)	–7.14%	3.15%	14.34%	4.91%	11.67%	12.59%

PIMCO NFJ Small-Cap Value Fund Administrative Class (Inception 11/01/95)	–7.38%	2.67%	13.98%	4.60%	—	11.89%

Russell 2000 Index	–16.55%	–20.48%	–7.54%	–1.36%	7.16%	—

Lipper Small-Cap Value Funds Average	–14.91%	–10.32%	7.42%	3.60%	10.61%	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Teekay Shipping Corp.	1.1%	Precision Castparts Corp.	1.1%	Financial & Business Services	22.5%

Brown Shoe Co., Inc.	1.1%	Wallace Computer Services, Inc.	1.0%	Consumer Discretionary	13.9%

Fording, Inc.	1.1%	Regal-Beloit Corp.	1.0%	Materials & Processing	10.5%

Wellman, Inc.	1.1%	Harsco Corp.	1.0%	Capital Goods	9.8%

Goldcorp, Inc.	1.1%	OGE Energy Corp.	1.0%	Energy	9.3%

		Top Ten Total	10.6%	PORTFOLIO COMPOSITION

				Common Stock	93.2%

				Cash Equivalents	6.8%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 4,500 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 500 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline.  See page 38 for footnotes, which include additional details..

12.31.02 | PIMCO Funds Semi-Annual Report  31

PIMCO PPA Tax-Efficient Equity Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Maximum after-tax growth of capital.	Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.	$23.3 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
NUMBER OF SECURITIES IN THE PORTFOLIO:
David Stein Tom Seto
202 (not including short-term instruments)

Fund outperforms in second half of 2002
For the six-month period ended December 31, 2002, PIMCO PPA Tax-Efficient Equity Fund Institutional Class shares posted a return of –9.59%. This performance outpaced that of the S&P 500, which returned –10.30%, and that of the Lipper Large-Cap Core Funds Average, which returned –11.31%.

Fund performs relatively well in two different investment climates
The U.S. economy stalled during the third quarter, a slowdown that trampled on an already fragile investor psyche as evidenced by the largest quarterly decline in the S&P 500 Index since the 1987 crash. However, in this difficult environment, PIMCO PPA Tax-Efficient Equity Fund was able to outperform the S&P 500 Index. After hitting a 5- year low on October 9, the U.S. equity market rebounded in the fourth quarter. The October earnings season provided some reassurance to investors when a few large companies reported respectable profits, which were well received in an oversold market begging for any positive earnings news. In this environment, PIMCO PPA Tax-Efficient Equity Fund managed to keep pace with the S&P 500 Index.

Fund aided by stock selection in health-care and consumer staples in third quarter
The third quarter stock market decline was broad-based as much as it was sizable. Every economic sector in the S&P 500 Index lost ground last quarter. Stock selection was strong for the Fund in the defensive healthcare and consumer staples sectors. The Fund’s medical product, drug, food distributor and alcoholic beverage holdings were some of the only stocks in the Index to finish the quarter in positive territory.

Fund hurt by healthcare, helped by financials in fourth quarter
In the fourth quarter, stock selection was weak in health care, as profit warnings from Cigna and regulatory concerns at Tenet Healthcare caused the shares of both companies to plummet. Strength of financial services giants Citigroup, JP Morgan and Morgan Stanley offset underperformance in the healthcare names.

Could see significant stock market recovery
The U.S. economy appears on the road to recovery. The revised third quarter gross domestic product grew at a solid 4% annual rate, and the latest index of leading economic indicators saw its biggest monthly increase of the year. On the other hand, terrorism and overcapacity still threaten to stall the economy. The stock market recovery, when it happens, could be robust— but we believe it will have different leadership than the last bull market. As this cyclical recovery unfolds, our structured growth stock selection model, which stays broadly diversified, should provide the greatest opportunity to capture the long-term market leaders while still focusing on maximum tax efficiency. The Fund is not expected to make any capital gains distribution in the foreseeable future.

32  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PPA Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PPA Tax-Efficient Equity Fund Institutional Class (Inception 7/02/99)	–9.59%	–21.33%	–14.50%	—	—	–11.27%

Institutional Shares after taxes on distribution	N/A	–21.36%	–14.51%	—	—	–5.44%

Institutional Shares distribution and sale of fund shares	N/A	–13.09%	–11.21%	—	—	–4.26%

PIMCO PPA Tax-Efficient Equity Fund Administrative Class (Inception 9/30/98)	–9.71%	–21.51%	–14.72%	—	—	–2.75%

Administrative Shares after taxes on distribution	N/A	–21.53%	–14.73%	—	—	–5.72%

Administrative Shares distribution and sale of fund shares	N/A	–13.21%	–11.38%	—	—	–4.48%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Core Funds Average	–11.31%	–23.50%	–15.32%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Microsoft Corp.	3.7%	Pfizer, Inc.	2.7%	Financial & Business Services	23.0%

General Electric Co.	3.3%	Wal-Mart Stores, Inc.	2.7%	Healthcare	17.1%

Citigroup, Inc.	3.1%	Merck & Co., Inc.	2.1%	Technology	16.6%

Johnson & Johnson	2.8%	IBM Corp.	2.0%	Consumer Staples	9.0%

Exxon Mobil Corp.	2.8%	Bank of America Corp.	1.7%	Consumer Discretionary	7.9%

		Top Ten Total	26.9%	PORTFOLIO COMPOSITION

				Common Stock	99.9%

				Cash Equivalents	0.1%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. The managers consider the top 250 stocks for purchase, subject to the model’s diversification guidelines. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  33

PIMCO PPA Tax-Efficient Structured Emerging Markets Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; the Fund also seeks to achieve superior after-tax returns for its shareholders by using a variety of tax- fficient management strategies.	Common stocks of companies located in, or whose principal business operations are based in, emerging markets.	$94.0 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
David Stein Tom Seto Cliff Quisenberry
NUMBER OF SECURITIES IN THE PORTFOLIO:

395 (not including short-term instruments)

Fund outperforms benchmark index and peer group average
For the six-month period ending December 31, 2002, PIMCO PPA Tax-Efficient Structured Emerging Markets Fund Institutional Class shares-posted a return of –1.72%, outperforming both the IFC Investable Composite Index return of –7.65% and the Lipper Emerging Markets Fund Average return of –8.67% for this period.

Fund benefits from underweighting in Taiwan, Brazil and Korea in third quarter
The Fund’s outperformance in the third quarter can be attributed to under weighting some larger emerging markets that performed poorly, such as Taiwan, Brazil and South Korea. Conversely, the Fund was helped by its overweighting of some robust, smaller emerging markets that performed well. In particular, the Fund’s exposure to Eastern European and Middle Eastern/North African countries, such as Czech Republic, Hungary, Egypt and Morocco, positively contributed to performance. While the market downturns in Japan, Germany and the United States affected larger emerging markets, the smaller emerging markets were better insulated.

Exposure to smaller emerging markets helps fourth quarter performance
The Fund’s exposure to smaller emerging markets, specifically in Eastern Europe and Africa, continued to benefit performance in the fourth quarter. Holdings in Botswana and Kenya experienced strong gains as Kenya’s violence-free presidential election in December, which ended the 24-year rule of ‘strongman’ Daniel arap Moi, sparked a stock market rally in that country. The Fund’s exposure to Poland, Hungary and Estonia also helped performance. In addition, the Fund’s underweighting of South Korea, which showed relative weakness in the fourth quarter, also positively affected performance.

Performance reflects long-term strategy
The Fund’s performance in the second half of 2002 was driven by our long-term strategy, which emphasizes the smaller and often undervalued emerging markets. While the smaller emerging markets are often ignored by the average emerging market investor and can remain overlooked for long periods of time, our strategy’s broad and diversified structure allows us the freedom of remaining exposed to these markets while avoiding the undue risk associated with strategies that take on more concentrated bets.

Still see opportunities in emerging markets
Looking ahead, we remain confident that many exciting opportunities exist in emerging markets. In addition, we are optimistic that our strategy will continue to result in outperformance for the Fund relative to its benchmark.

34  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO PPATax-Efficient Structured Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO PPA Tax-Effic. Struct. Emerg. Mrkts. Fund Institutional Class (Inception 6/30/98)	–1.72%	1.44%	–10.45%	—	—	3.60%

Institutional Shares after taxes on distribution	N/A	–0.97%	–11.68%	—	—	2.54%

Institutional Shares distribution and sale of fund shares	N/A	–0.35%	–8.91%	—	—	2.26%

IFC Investable Composite Index	–7.58%	–3.93%	–12.65%	—	—	—

Lipper Emerging Markets Funds Average	–8.64%	–5.05%	–13.30%	—	—	—

TOP TEN HOLDINGS	% of Total Investments			TOP 5 INDUSTRIES	% of Total Investments

Thai Euro Fund Ltd.	1.6%	China Mobile (Hong Kong) Ltd.	1.2%	South Africa	8.0%

India Fund, Inc.	1.4%	Sasol Ltd.	1.2%	China	6.6%

Vietnam Enterprise Investments Ltd.	1.3%	Credicorp Ltd. (New York)	1.2%	South Korea	5.7%

Telefonos de Mexico S.A. de CV ‘L’	1.3%	San Miguel Corp. ‘B’	1.1%	Mexico	5.6%

OTP Bank Rt.	1.2%	Taiwan Fund, Inc.	1.1%	Hungary	4.6%

		Top Ten Total	12.6%	REGIONAL BREAKDOWN

				Asia	41.9%

				Latin America	22.2%

				Europe	19.3%

				Africa	16.5%

				Other	0.1%

				PORTFOLIO COMPOSITION

				Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

The Fund follows a disciplined and systematic investment process that emphasizes diversification among countries, industries and issuers. The managers select emerging market countries based on factors such as their level of economic development and the maturity of their equity markets. For each country, the managers divide all issuers into five broad economic categories and attempt to maintain exposure across all five sectors. In addition, the Fund utilizes a range of active tax management strategies, including low portfolio turnover and low dividend bias, to minimize taxable distributions.

Past performance is no guarantee of future results. The Fund may invests up to 80% in foreign securities, which may entail greater risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. The Fund may also invest in smaller companies which may entail greater risk than larger companies, including higher volatility and may at times invest in derivatives. The Fund may realize gains and shareholders will incur tax liability from time to time. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  35

PIMCO Asset Allocation Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term capital appreciation and current income.	Approximately 60% (range of 50–70%) in PIMCO stock Funds and 40% (range of 30–50%) in PIMCO bond Funds.	$63.1 million

PIMCO ADVISORS INSTITUTIONAL MANAGERS:
NUMBER OF SECURITIES IN THE PORTFOLIO:
Ara Jelalian Lee Thomas Mark Phelps William Price
16 (not including short-term instruments)

Fund surpassed benchmark
For the six months ending December 31, 2002, PIMCO Asset Allocation Fund Institutional Class shares returned –6.09%. This return surpassed the –10.60% return of the Fund’s benchmark, the Russell 3000 Index. The average return of the Fund’s Lipper category (Lipper Balanced Funds) was slightly better, posting –5.30% for the six-month period.

Allocation strategy supported relative performance
The Fund benefited during the last six months from its overweighting in international equities and its more cautious approach to the U.S. In general, markets around the globe struggled during the third quarter, held back by slower-than-expected growth in the U.S. economy, investors’ failing confidence and the geopolitical climate. The fourth quarter was a very different story. Several of the worst performing companies of the first nine months of the year managed to meet revised lower earnings expectations. This positive news caught investors’ interest and sparked a short-lived rally in low-priced, low-quality stocks. Our overall equity strategy throughout the period was to emphasize quality companies with strong fundamentals. This strategy helped us to minimize losses in the third quarter of the year but kept us from fully participating in the fourth quarter rally.

Fixed income markets continued to shine
Following the pattern set in the first half of 2002, investors remained focused on the relative security of Treasury bonds during the third quarter. Treasury yields fell over the three-months, with the 10-year yield ending at its lowest level in more than 40 years. Fueled by this rally, the broad U.S. bond market (as measured by the Lehman Aggregate Bond Index) returned 4.58%. The riskier high yield debt market struggled in the third quarter, but came back in the fourth. Investors’ risk appetites began to pick up again in the fourth quarter, stalling the Treasury rally. Instead, investors turned to more credit-sensitive fixed income assets, as well as non-U.S. bonds. The 10-year Treasury yield rose 22 basis points during the fourth quarter.  Corporate bonds, especially BBB-rated and high yield issues, outperformed.

Maintaining cautious outlook
The Fund remains cautious heading into 2003. We do not anticipate a significant improvement in operating conditions or earnings. We expect the U.S. economy to remain stalled until there is clear direction regarding the potential war with Iraq.  Heading into the New Year, we are style neutral and looking to potentially increase our exposure to emerging markets, as well as to small-cap and mid-cap stocks.

36  PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO Asset Allocation Fund Institutional Class (Inception 2/26/99)	–6.09%	–10.09%	–3.00%	—	—	1.38%

PIMCO Asset Allocation Fund Administrative Class (Inception 2/26/99)	–6.20%	–10.31%	–3.16	—	—	1.19%

Russell 3000 Index	–10.60%	–21.55%	–13.70%	—	—	—

Lehman Brothers Aggregate Bond Index	6.23%	10.26%	10.10%	—	—	—

48% Russell 3000, 12% MSCI All Cntry Wd. Ex-US, 40% LBAG Index	–3.62%	–8.04%	–4.54%	—	—	—

Lipper Balanced Funds Average	–5.30%	–11.71%	–4.97	—	—	—

PORTFOLIO COMPOSITION

PIMCO Stock Funds% of Total Investments				PIMCO Bond Fnds % of Total Investments

Blend		RCM Mid-Cap	4.0%	Equity-Related

CCM Capital Appreciation	2.0%	International		StocksPLUS	12.3%

CCM Mid-Cap	1.8%	RCM International Growth Equity	13.0%	Intermediate Duration

Growth		Value		High Yield	2.6%

PEA Growth	1.5%	NFJ Small-Cap Value	3.6%	Total Return	34.1%

PEA Opportunity	3.6%	PEA Renaisance	8.6%	International

PEA Target	2.2%	PEA Value	5.2%	Emerging Markets Bond	0.7%

RCM Large-Cap Growth	3.7%	Total Stock Funds	49.2%	Foreign Bond	1.1%

				Total Bond Funds	50.8%

CHANGE IN VALUE For periods ended 12/31/02 $5,000,000 invested at the Fund’s inception	Investment Process

PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee, and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends, and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. The portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high-yield securities, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 38 for footnotes, which include additional details.

12.31.02 | PIMCO Funds Semi-Annual Report  37

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The growth of $5,000,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Returns are for the actual share class unless otherwise indicated. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The Funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-800-927-4648.

For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

38  PIMCO Funds Semi-Annual Report | 12.31.02

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12.31.02 | PIMCO Funds Semi-Annual Report  39

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income

PEA Value Fund
Institutional Class
12/31/2002+	$13.89	$0.07	(a)	$(2.36	)(a)	$(2.29)	$0.00

06/30/2002	16.20	0.14	(a)	(0.54	)(a)	(0.40)	0.00

06/30/2001	11.42	0.19	(a)	4.71	(a)	4.90	(0.12)

06/30/2000	15.30	0.28	(a)	(1.33	)(a)	(1.05)	(0.26)

06/30/1999	15.66	0.28	(a)	1.36	(a)	1.64	(0.28)

06/30/1998	14.81	0.25	(a)	2.47	(a)	2.72	(0.24)

Administrative Class
12/31/2002+	13.73	0.05	(a)	(2.33	)(a)	(2.28)	0.00

06/30/2002	16.09	0.09	(a)	(0.54	)(a)	(0.45)	0.00

06/30/2001	11.35	0.15	(a)	4.69	(a)	4.84	(0.10)

06/30/2000	15.26	0.24	(a)	(1.33	)(a)	(1.09)	(0.25)

06/30/1999	15.65	0.26	(a)	1.32	(a)	1.58	(0.25)

08/21/1997 - 06/30/1998	15.66	0.19	(a)	1.65	(a)	1.84	(0.22)

PEA Renaissance Fund
Institutional Class
12/31/2002+	$19.26	$0.04	(a)	$(3.92	)(a)	$(3.88)	$0.00

06/30/2002	19.38	0.10	(a)	1.10	(a)	1.20	0.00

06/30/2001	14.97	0.17	(a)	5.47	(a)	5.64	(0.10)

06/30/2000	18.23	0.42	(a)	(0.23	)(a)	0.19	0.00

06/30/1999	19.07	0.06	(a)	1.43	(a)	1.49	0.00

12/30/1997 - 06/30/1998	16.73	0.05		2.29		2.34	0.00

Administrative Class
12/31/2002+	19.13	0.02	(a)	(3.82	)(a)	(3.80)	0.00

06/30/2002	19.29	0.06	(a)	1.10	(a)	1.16	0.00

06/30/2001	14.93	0.13	(a)	5.45	(a)	5.58	(0.09)

06/30/2000	18.18	0.11	(a)	0.09	(a)	0.20	0.00

08/31/1998 - 06/30/1999	15.37	0.02	(a)	5.12	(a)	5.14	0.00

PEA Growth & Income Fund
Institutional Class
12/31/2002+	$7.03	$0.05	(a)	$(0.93	)(a)	$(0.88)	$(0.09)

06/30/2002	9.25	0.12	(a)	(2.29	)(a)	(2.17)	(0.05)

06/30/2001	12.98	0.11	(a)	(0.16	)(a)	(0.05)	(0.05)

06/30/2000	15.84	(0.07	)(a)	5.81	(a)	5.74	0.00

06/30/1999	13.53	(0.03	)(a)	2.99	(a)	2.96	0.00

06/30/1998	14.04	(0.03	)(a)	3.61	(a)	3.58	0.00

Administrative Class
12/31/2002+	7.00	0.05	(a)	(0.95	)(a)	(0.90)	(0.06)

06/30/2002	9.23	0.09	(a)	(2.27	)(a)	(2.18)	(0.05)

04/16/2001 - 06/30/2001	8.93	0.01	(a)	0.29	(a)	0.30	0.00

PEA Growth Fund
Institutional Class
12/31/2002+	$16.35	$0.02	(a)	$(2.52	)(a)	$(2.50)	$0.00

06/30/2002	22.10	0.03	(a)	(5.62	)(a)	(5.59)	0.00

06/30/2001	35.17	(0.04	)(a)	(10.68	)(a)	(10.72)	0.00

06/30/2000	31.24	(0.14	)(a)	9.73	(a)	9.59	0.00

03/31/1999 - 06/30/1999	31.27	(0.01	)(a)	(0.02	)(a)	(0.03)	0.00

Administrative Class
12/31/2002+	16.15	0.00	(a)	(2.49	)(a)	(2.49)	0.00

06/30/2002	21.90	(0.02	)(a)	(5.57	)(a)	(5.59)	0.00

06/30/2001	34.95	(0.15	)(a)	(10.55	)(a)	(10.70)	0.00

06/30/2000	31.23	(0.21	)(a)	9.59	(a)	9.38	0.00

03/31/1999 - 06/30/1999	31.27	(0.04	)(a)	0.00	(a)	(0.04)	0.00

+   Unaudited
*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 0.88%.
(c) Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d) Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.

40  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

PEA Value Fund
Institutional Class
12/31/2002+	$(0.58)	$(0.58)	$11.02	(16.63)%	$76,508

06/30/2002	(1.91)	(1.91)	13.89	(3.31)	66,457

06/30/2001	0.00	(0.12)	16.20	43.07	67,601

06/30/2000	(2.57)	(2.83)	11.42	(6.65)	41,996

06/30/1999	(1.72)	(2.00)	15.30	12.30	69,181

06/30/1998	(1.63)	(1.87)	15.66	19.35	83,219

Administrative Class
12/31/2002+	(0.58)	(0.58)	10.87	(16.75)	21,429

06/30/2002	(1.91)	(1.91)	13.73	(3.67)	31,115

06/30/2001	0.00	(0.10)	16.09	42.83	41,924

06/30/2000	(2.57)	(2.82)	11.35	(7.00)	24,380

06/30/1999	(1.72)	(1.97)	15.26	11.91	23,164

08/21/1997 - 06/30/1998	(1.63)	(1.85)	15.65	12.71	10,349

PEA Renaissance Fund
Institutional Class
12/31/2002+	$(0.69)	$(0.69)	$14.69	(20.26)%	$125,746

06/30/2002	(1.32)	(1.32)	19.26	5.89	140,322

06/30/2001	(1.13)	(1.23)	19.38	38.88	42,514

06/30/2000	(3.45)	(3.45)	14.97	3.30	6,394

06/30/1999	(2.33)	(2.33)	18.23	10.24	136

12/30/1997 - 06/30/1998	0.00	0.00	19.07	13.99	851

Administrative Class
12/31/2002+	(0.69)	(0.69)	14.64	(19.98)	52,514

06/30/2002	(1.32)	(1.32)	19.13	5.70	42,939

06/30/2001	(1.13)	(1.22)	19.29	38.50	3,288

06/30/2000	(3.45)	(3.45)	14.93	3.36	953

08/31/1998 - 06/30/1999	(2.33)	(2.33)	18.18	36.41	427

PEA Growth & Income Fund
Institutional Class
12/31/2002+	$0.00	$(0.09)	$6.06	(12.59)%	$5,544

06/30/2002	0.00	(0.05)	7.03	(23.45)	5,676

06/30/2001	(3.63)	(3.68)	9.25	(3.08)	5,196

06/30/2000	(8.60)	(8.60)	12.98	49.32	4,914

06/30/1999	(0.65)	(0.65)	15.84	23.18	7,399

06/30/1998	(4.09)	(4.09)	13.53	30.40	8,488

Administrative Class
12/31/2002+	0.00	(0.06)	6.04	(12.84)	3,002

06/30/2002	0.00	(0.05)	7.00	(23.69)	21,844

04/16/2001 - 06/30/2001	0.00	0.00	9.23	3.36	30,436

PEA Growth Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$13.85	(15.29)%	$21,984

06/30/2002	(0.16)	(0.16)	16.35	(25.42)	21,835

06/30/2001	(2.35)	(2.35)	22.10	(32.11)	25,645

06/30/2000	(5.66)	(5.66)	35.17	32.66	17,533

03/31/1999 - 06/30/1999	0.00	0.00	31.24	(0.10)	948

Administrative Class
12/31/2002+	0.00	0.00	13.66	(15.42)	625

06/30/2002	(0.16)	(0.16)	16.15	(25.65)	4,036

06/30/2001	(2.35)	(2.35)	21.90	(32.26)	5,241

06/30/2000	(5.66)	(5.66)	34.95	31.92	15,116

03/31/1999 - 06/30/1999	0.00	0.00	31.23	(0.13)	6,164

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

PEA Value Fund
Institutional Class
12/31/2002+	0.71	%(g)	1.15	*%	66%

06/30/2002	0.70		0.87		190

06/30/2001	0.70		1.31		204

06/30/2000	0.70		2.18		196

06/30/1999	0.71	(g)	1.99		101

06/30/1998	0.71	(g)	1.59		77

Administrative Class
12/31/2002+	0.96	(j)*	0.88	*	66

06/30/2002	0.95		0.59		190

06/30/2001	0.95		1.08		204

06/30/2000	0.96	(j)	1.97		196

06/30/1999	0.95		1.81		101

08/21/1997 - 06/30/1998	0.96	*	1.40	*	77

PEA Renaissance Fund
Institutional Class
12/31/2002+	0.86	%(f)*	0.51	%*	41%

06/30/2002	0.86	(f)	0.47		109

06/30/2001	0.85		0.95		138

06/30/2000	0.85		2.73		133

06/30/1999	0.86	(f)	0.38		221

12/30/1997 - 06/30/1998	0.86	*	0.55	*	192

Administrative Class
12/31/2002+	1.11	(c) *	0.27	*	41

06/30/2002	1.11	(c)	0.27		109

06/30/2001	1.10		0.74		138

06/30/2000	1.10		0.71		133

08/31/1998 - 06/30/1999	1.09	*	0.13	*	221

PEA Growth & Income Fund
Institutional Class
12/31/2002+	0.87	%(h)*	1.73	%*	48%

06/30/2002	0.86	(f)	1.49		101

06/30/2001	0.85		1.00		77

06/30/2000	1.03	(b)	(0.46)		195

06/30/1999	0.89	(b)	(0.22)		273

06/30/1998	0.89	(b)	(0.25)		268

Administrative Class
12/31/2002+	1.12	(I)*	1.46	*	48

06/30/2002	1.11	(c)	1.21		101

04/16/2001 - 06/30/2001	1.07	*	0.52	*	77

PEA Growth Fund
Institutional Class
12/31/2002+	0.75	%*	0.28	%*	39%

06/30/2002	0.76	(d)	0.14		76

06/30/2001	0.75		(0.15)		85

06/30/2000	0.77	(d)	(0.39)		72

03/31/1999 - 06/30/1999	0.74	*	(0.19	)*	131

Administrative Class
12/31/2002+	1.00	*	(0.03	)*	39

06/30/2002	1.01	(e)	(0.12)		76

06/30/2001	1.00		(0.50)		85

06/30/2000	1.02	(e)	(0.63)		72

03/31/1999 - 06/30/1999	0.97	*	(0.53	)*	131

(e) Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(f) Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(g) Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(h) Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.85%.
(i) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(j) Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  41

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income

PEA Target Fund
Institutional Class
12/31/2002+	$13.41	$(0.02	)(a)	$(2.10	)(a)	$(2.12)	$0.00

06/30/2002	19.37	(0.04	)(a)	(5.92	)(a)	(5.96)	0.00

06/30/2001	31.10	(0.08	)(a)	(7.62	)(a)	(7.70)	0.00

06/30/2000	17.74	(0.14	)(a)	15.30	(a)	15.16	0.00

03/31/1999 - 06/30/1999	16.34	(0.02	)(a)	1.42	(a)	1.40	0.00

Administrative Class
12/31/2002+	13.43	(0.03	)(a)	(2.11	)(a)	(2.14)	0.00

06/30/2002	19.45	(0.08	)(a)	(5.94	)(a)	(6.02)	0.00

06/30/2001	31.29	(0.15	)(a)	(7.66	)(a)	(7.81)	0.00

06/30/2000	17.73	(0.19	)(a)	15.55	(a)	15.36	0.00

03/31/1999 - 06/30/1999	16.34	(0.03	)(a)	1.42	(a)	1.39	0.00

PEA Opportunity Fund
Institutional Class
12/31/2002+	$12.68	$(0.03	)(a)	$(1.99	)(a)	$(2.02)	$0.00

06/30/2002	16.02	(0.09	)(a)	(3.25	)(a)	(3.34)	0.00

06/30/2001	27.43	(0.05	)(a)	(6.28	)(a)	(6.33)	0.00

06/30/2000	24.26	(0.12	)(a)	11.17	(a)	11.05	0.00

03/31/1999 - 06/30/1999	21.40	(0.03	)(a)	2.89	(a)	2.86	0.00

Administrative Class
12/31/2002+	12.63	(0.05	)(a)	(1.97	)(a)	(2.02)	0.00

06/30/2002	16.00	(0.12	)(a)	(3.25	)(a)	(3.37)	0.00

06/30/2001	27.44	(0.11	)(a)	(6.25	)(a)	(6.36)	0.00

06/30/2000	24.26	(0.18	)(a)	11.24	(a)	11.06	0.00

03/31/1999 - 06/30/1999	21.40	(0.05	)(a)	2.91	(a)	2.86	0.00

PEA Innovation Fund
Institutional Class
12/31/2002+	$13.93	$(0.04	)(a)	$(2.98	)(a)	$(3.02)	$0.00

06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00

06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00

06/30/2000	37.50	(0.37	)(a)	41.80	)(a)	41.43	0.00

03/05/1999 - 06/30/1999	32.73	(0.05	)(a)	4.82	(a)	4.77	0.00

Administrative Class
12/31/2002+	13.82	(0.06	)(a)	(2.92	)(a)	(2.98)	0.00

06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00

06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00

03/10/2000 - 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00

CCM Mega-Cap Fund
Institutional Class
12/31/2002+	$5.63	$0.00(a	)	$(0.58	)(a)	$(0.58)	$0.00

06/30/2002	7.64	(0.01	)(a)	(1.99	)(a)	(2.00)	0.00

06/30/2001	13.35	(0.01	)(a)	(4.23	)(a)	(4.24)	(0.04)

08/31/1999 - 06/30/2000	10.00	0.00	(a)	3.35	(a)	3.35	0.00

CCM Capital Appreciation Fund
Institutional Class
12/31/2002+	$14.83	$0.03	(a)	$(2.14	)(a)	$(2.11)	$0.00

06/30/2002	17.72	0.08	(a)	(2.93	)(a)	(2.85)	(0.04)

06/30/2001	27.10	0.12	(a)	(1.38	)(a)	(1.26)	(0.14)

06/30/2000	26.84	0.08	(a)	5.29	(a)	5.37	(0.11)

06/30/1999	26.13	0.16	(a)	2.35	(a)	2.51	(0.15)

06/30/1998	21.19	0.15	(a)	6.59	(a)	6.74	(0.12)

+  Unaudited
*  Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c) If the investment manager had not reimbursed expenses, the ratio of expenses to average net assets would have been 1.26% for the period ended June 30, 2000.

42  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Distributions from Net Realized Capital Gains

		Total Distributions	Net Asset Value End of Period		Net Assets End of Period (000s)
Selected Per Share Data for the Year or Period Ended:				Total Return

PEA Target Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$11.29	(15.81)%	$39,438

06/30/2002	0.00	0.00	13.41	(30.77)	44,689

06/30/2001	(4.03)	(4.03)	19.37	(27.47)	22,228

06/30/2000	(1.80)	(1.80)	31.10	89.85	18,436

03/31/1999 - 06/30/1999	0.00	0.00	17.74	8.57	1,298

Administrative Class
12/31/2002+	0.00	0.00	11.29	(15.93)	635

06/30/2002	0.00	0.00	13.43	(30.95)	4,518

06/30/2001	(4.03)	(4.03)	19.45	(27.67)	6,408

06/30/2000	(1.80)	(1.80)	31.29	91.13	6,699

03/31/1999 - 06/30/1999	0.00	0.00	17.73	8.51	5,513

PEA Opportunity Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$10.66	(15.93)%	$65,819

06/30/2002	0.00	0.00	12.68	(20.85)	69,091

06/30/2001	(5.08)	(5.08)	16.02	(25.48)	84,567

06/30/2000	(7.88)	(7.88)	27.43	50.24	39,205

03/31/1999 - 06/30/1999	0.00	0.00	24.26	13.36	417

Administrative Class
12/31/2002+	0.00	0.00	10.61	(15.99)	3,158

06/30/2002	0.00	0.00	12.63	(21.06)	6,766

06/30/2001	(5.08)	(5.08)	16.00	(25.57)	7,309

06/30/2000	(7.88)	(7.88)	27.44	50.36	8,486

03/31/1999 - 06/30/1999	0.00	0.00	24.26	13.36	2,010

PEA Innovation Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$10.91	(21.68)%	$18,700

06/30/2002	0.00	0.00	13.93	(51.92)	19,786

06/30/2001	(6.35)	(6.35)	28.97	(54.96)	20,608

06/30/2000	(6.39)	(6.39)	72.54	115.34	28,334

03/05/1999 - 06/30/1999	0.00	0.00	37.50	14.57	444

Administrative Class
12/31/2002+	0.00	0.00	10.84	(21.56)	3,490

06/30/2002	0.00	0.00	13.82	(52.05)	4,642

06/30/2001	(6.35)	(6.35)	28.82	(55.04)	4,173

03/10/2000 - 06/30/2000	0.00	0.00	72.33	(27.45)	668

CCM Mega-Cap Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$5.05	(10.30)%	$1,712

06/30/2002	(0.01)	(0.01)	5.63	(26.23)	1,912

06/30/2001	(1.43)	(1.47)	7.64	(35.38)	2,588

08/31/1999 - 06/30/2000	0.00	0.00	13.35	33.54	4,009

CCM Capital Appreciation Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$12.72	(14.22)%	$214,859

06/30/2002	0.00	(0.04)	14.83	(16.08)	247,275

06/30/2001	(7.98)	(8.12)	17.72	(8.83)	276,170

06/30/2000	(5.00)	(5.11)	27.10	22.79	372,028

06/30/1999	(1.65)	(1.80)	26.84	10.57	645,967

06/30/1998	(1.68)	(1.80)	26.13	32.97	805,856

	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Selected Per Share Data for the Year or Period Ended:

PEA Target Fund
Institutional Class
12/31/2002+	0.81	%(d)	(0.33)%*	51%

06/30/2002	0.81	(d)	(0.24)	114

06/30/2001	0.80		(0.35)	109

06/30/2000	0.81	(d)	(0.50)	99

03/31/1999 - 06/30/1999	0.79	*	(0.39)*	229

Administrative Class
12/31/2002+	1.06	(e)*	(0.59)*	51

06/30/2002	1.06	(e)	(0.52)	114

06/30/2001	1.05		(0.60)	109

06/30/2000	1.06	(e)	(0.78)	99

03/31/1999 - 06/30/1999	1.02	*	(0.61)*	229

PEA Opportunity Fund
Institutional Class
12/31/2002+	0.91	%(f)*	(0.67)%*	82%

06/30/2002	0.91	(f)	(0.62)	201

06/30/2001	0.90		(0.27)	237

06/30/2000	0.91	(f)	(0.42)	254

03/31/1999 - 06/30/1999	0.88	*	(0.54)*	175

Administrative Class
12/31/2002+	1.16	(g)*	(0.93)*	82

06/30/2002	1.16	(g)	(0.88)	201

06/30/2001	1.15		(0.52)	237

06/30/2000	1.16	(g)	(0.67)	254

03/31/1999 - 06/30/1999	1.12	*	(0.82)*	175

PEA Innovation Fund
Institutional Class
12/31/2002+	0.90	%*	(0.73)%*	93%

06/30/2002	0.91	(f)	(0.71)	207

06/30/2001	0.90		(0.55)	271

06/30/2000	0.90		(0.52)	186

03/05/1999 - 06/30/1999	0.88	*	(0.15)*	119

Administrative Class
12/31/2002+	1.15	*	(0.99)*	93

06/30/2002	1.16	(g)	(0.95)	207

06/30/2001	1.15		(0.77)	271

03/10/2000 - 06/30/2000	1.15	*	(0.92)*	186

CCM Mega-Cap Fund
Institutional Class
12/31/2002+	0.70	%*	(0.03)%*	81%

06/30/2002	0.70		(0.13)	113

06/30/2001	0.70		(0.13)	139

08/31/1999 - 06/30/2000	0.71	(c)*	0.04 *	151

CCM Capital Appreciation Fund
Institutional Class
12/31/2002+	0.71	%(b)*	0.38%*	81%

06/30/2002	0.71	(b)	0.51	110

06/30/2001	0.70		0.53	112

06/30/2000	0.71	(b)	0.29	119

06/30/1999	0.71	(b)	0.64	120

06/30/1998	0.71	(b)	0.64	75

(d) Ratio of expenses to average net assets excluding trustees’ expense is 0.80%.
(e) Ratio of expenses to average net assets excluding trustees’ expense is 1.05%.
(f) Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(g) Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  43

Financial Highlights (Cont.)

				Net Realized/ Unrealized Gain (Loss) on Investments
	Net Asset Value Beginning of Period					Total Income from Investment Operations	Dividends from Net Investment Income
		Net Investment Income (Loss)
Selected Per Share Data for the Year or Period Ended:

CCM Capital Appreciation Fund
Administrative Class
12/31/2002+	$14.59	$0.01	(a)	$(2.06	)(a)	$(2.05)	$0.00

06/30/2002	17.46	0.04	(a)	(2.88	)(a)	(2.84)	(0.03)

06/30/2001	26.85	0.06	(a)	(1.36	)(a)	(1.30)	(0.11)

06/30/2000	26.64	0.01	(a)	5.25	(a)	5.26	(0.05)

06/30/1999	25.99	0.09	(a)	2.34	(a)	2.43	(0.13)

06/30/1998	21.16	0.10	(a)	6.55	(a)	6.65	(0.14)

CCM Mid-Cap Fund
Institutional Class
12/31/2002+	$18.05	$0.01	(a)	$(2.48	)(a)	$(2.47)	$0.00

06/30/2002	21.35	0.08	(a)	(3.21	)(a)	(3.13)	(0.14)

06/30/2001	30.88	0.21	(a)	(0.79	)(a)	(0.58)	(0.16)

06/30/2000	23.01	0.09	(a)	7.91	(a)	8.00	(0.11)

06/30/1999	24.09	0.12	(a)	(0.11	)(a)	0.01	(0.02)

06/30/1998	20.28	0.11	(a)	5.11	(a)	5.22	(0.08)

Administrative Class
12/31/2002+	17.83	(0.01	)(a)	(2.44	)(a)	(2.45)	0.00

06/30/2002	21.16	0.04	(a)	(3.23	)(a)	(3.19)	(0.12)

06/30/2001	30.70	0.15	(a)	(0.77	)(a)	(0.62)	(0.13)

06/30/2000	22.88	0.03	(a)	7.86	(a)	7.89	(0.05)

06/30/1999	23.96	0.06	(a)	(0.06	)(a)	0.00	(0.01)

06/30/1998	20.24	0.05	(a)	5.08	(a)	5.13	(0.08)

CCM Emerging Companies Fund
Institutional Class
12/31/2002+	$21.62	$(0.10	)(a)	$(3.43	)(a)	$(3.53)	$0.00

06/30/2002	23.34	(0.22	)(a)	1.20	(a)	0.98	0.00

06/30/2001	25.12	(0.16	)(a)	0.98	(a)	0.82	0.00

06/30/2000	20.00	(0.19	)(a)	5.31	(a)	5.12	0.00

06/30/1999	23.66	(0.14	)(a)	(2.89	)(a)	(3.03)	0.00

06/30/1998	19.85	(0.11	)(a)	6.54	(a)	6.43	0.00

Administrative Class
12/31/2002+	21.19	(0.12	)(a)	(3.34	)(a)	(3.46)	0.00

06/30/2002	22.99	(0.28	)(a)	1.18	(a)	0.90	0.00

06/30/2001	24.83	(0.22	)(a)	0.98	(a)	0.76	0.00

06/30/2000	19.82	(0.26	)(a)	5.27	(a)	5.01	0.00

06/30/1999	23.52	(0.19	)(a)	(2.88	)(a)	(3.07)	0.00

06/30/1998	19.78	(0.17	)(a)	6.53	(a)	6.36	0.00

NFJ Equity Income Fund
Institutional Class
12/31/2002+	$11.35	$0.18	(a)	$(1.01	)(a)	$(0.83)	$(0.25)

06/30/2002	12.51	0.34	(a)	(0.28	)(a)	0.06	(0.36)

06/30/2001	9.88	0.40	(a)	2.81	(a)	3.21	(0.35)

05/08/2000 - 06/30/2000	10.51	0.06	(a)	(0.66	)(a)	(0.60)	(0.03)

Administrative Class
12/31/2002+	11.38	0.17	(a)	(1.02	)(a)	(0.85)	(0.23)

06/30/2002	12.55	0.32	(a)	(0.29	)(a)	0.03	(0.34)

06/30/2001	9.87	0.38	(a)	2.80	(a)	3.18	(0.27)

05/08/2000 - 06/30/2000	10.50	0.07	(a)	(0.68	)(a)	(0.61)	(0.02)

NFJ Basic Value Fund
Institutional Class
12/31/2002+	$13.17	$0.14	(a)	$(1.51	)(a)	$(1.37)	$(0.12)

06/30/2002	12.64	0.27	(a)	0.52	(a)	0.79	(0.26)

06/30/2001	10.85	0.29	(a)	2.15	(a)	2.44	(0.25)

05/08/2000 - 06/3020/00	11.22	0.07	(a)	(0.39	)(a)	(0.32)	(0.05)

+  Unaudited
*  Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.
(c) Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.

44  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Distributions from Net Realized Capital Gains

Selected Per Share Data for the Year or Period Ended:		Total Distributions	Net Asset Value End of Period		Net Assets End of Period (000s)
				Total Return

CCM Capital Appreciation Fund
Administrative Class
12/31/2002+	$0.00	$0.00	$12.54	(14.05)%	$162,939

06/30/2002	0.00	(0.03)	14.59	(16.28)	166,964

06/30/2001	(7.98)	(8.09)	17.46	(9.07)	200,351

06/30/2000	(5.00)	(5.05)	26.85	22.49	180,423

06/30/1999	(1.65)	(1.78)	26.64	10.30	229,831

06/30/1998	(1.68)	(1.82)	25.99	32.55	132,384

CCM Mid-Cap Fund
Institutional Class
12/31/2002+	$0.00	$0.00	$15.58	(13.68)%	$236,687

06/30/2002	0.00	(0.17)	18.05	(14.71)	520,160

06/30/2001	(8.79)	(8.95)	21.35	(5.33)	538,661

06/30/2000	(0.02)	(0.13)	30.88	34.88	582,715

06/30/1999	(1.07)	(1.09)	23.01	0.33	581,544

06/30/1998	(1.33)	(1.41)	24.09	26.16	437,985

Administrative Class
12/31/2002+	0.00	0.00	15.38	(13.74)	92,924

06/30/2002	0.00	(0.14)	17.83	(15.10)	115,357

06/30/2001	(8.79)	(8.92)	21.16	(5.51)	171,268

06/30/2000	(0.02)	(0.07)	30.70	34.53	142,986

06/30/1999	(1.07)	(1.08)	22.88	0.31	104,337

06/30/1998	(1.33)	(1.41)	23.96	25.75	73,614

CCM Emerging Companies Fund
Institutional Class
12/31/2002+	$(2.25)	$(2.25)	$15.84	(16.78)%	$201,561

06/30/2002	(2.70)	(2.70)	21.62	4.95	219,868

06/30/2001	(2.60)	(2.60)	23.34	4.28	231,755

06/30/2000	0.00	0.00	25.12	25.60	231,579

06/30/1999	(0.63)	(0.63)	20.00	(12.66)	234,439

06/30/1998	(2.62)	(2.62)	23.66	33.95	257,842

Administrative Class
12/31/2002+	(2.25)	(2.25)	15.48	(16.78)	32,082

06/30/2002	(2.70)	(2.70)	21.19	4.65	28,822

06/30/2001	(2.60)	(2.60)	22.99	4.08	20,554

06/30/2000	0.00	0.00	24.83	25.28	7,208

06/30/1999	(0.63)	(0.63)	19.82	(12.91)	3,000

06/30/1998	(2.62)	(2.62)	23.52	33.70	4,779

NFJ Equity Income Fund
Institutional Class
12/31/2002+	$(0.50)	$(0.75)	$9.77	(7.37)%	$31,634

06/30/2002	(0.86)	(1.22)	11.35	0.96	34,152

06/30/2001	(0.23)	(0.58)	12.51	33.59	51,201

05/08/2000 - 06/30/2000	0.00	(0.03)	9.88	(5.73)	24,888

Administrative Class
12/31/2002+	(0.50)	(0.73)	9.80	(7.46)	1,058

06/30/2002	(0.86)	(1.20)	11.38	0.67	1,253

06/30/2001	(0.23)	(0.50)	12.55	33.30	975

05/08/2000 - 06/30/2000	0.00	(0.02)	9.87	(5.78)	4,638

NFJ Basic Value Fund
Institutional Class
12/31/2002+	$(0.26)	$(0.38)	$11.42	(10.38)%	$1,624

06/30/2002	0.00	(0.26)	13.17	6.40	1,834

06/30/2001	(0.40)	(0.65)	12.64	23.37	1,178

05/08/2000 - 06/3020/00	0.00	(0.05)	10.85	(2.90)	911

			Ratio of Net Investment Income (loss) to Average Net Assets
	Ratio of Expenses to Average Net Assets

					Portfolio Turnover Rate

CCM Capital Appreciation Fund
Administrative Class
12/31/2002+	0.96	%(c)*	0.13	%*	81%

06/30/2002	0.96	(c)	0.26		110

06/30/2001	0.95		0.30		112

06/30/2000	0.96	(c)	0.04		119

06/30/1999	0.95		0.38		120

06/30/1998	0.96	(c)	0.39		75

CCM Mid-Cap Fund
Institutional Class
12/31/2002+	0.71	%(b)*	0.16	%*	80%

06/30/2002	0.71	(b)	0.41		168

06/30/2001	0.70		0.80		153

06/30/2000	0.71	(b)	0.35		164

06/30/1999	0.70		0.54		85

06/30/1998	0.71	(b)	0.46		66

Administrative Class
12/31/2002+	0.96	(c)*	(0.11	)*	80

06/30/2002	0.96	(c)	0.20		168

06/30/2001	0.95		0.57		153

06/30/2000	0.96	(c)	0.10		164

06/30/1999	0.95		0.30		85

06/30/1998	0.95		0.22		66

CCM Emerging Companies Fund
Institutional Class
12/31/2002+	1.51	%(d)*	(1.08	)%*	86%

06/30/2002	1.51	(d)	(1.03)		122

06/30/2001	1.50		(0.71)		80

06/30/2000	1.51	(d)	(0.90)		85

06/30/1999	1.50		(0.71)		73

06/30/1998	1.51	(d)	(0.50)		72

Administrative Class
12/31/2002+	1.76	(g)*	(1.34	)*	86

06/30/2002	1.75		(1.30)		122

06/30/2001	1.75		(0.99)		80

06/30/2000	1.76	(g)	(1.19)		85

06/30/1999	1.75		(0.97)		73

06/30/1998	1.76	(g)	(0.74)		72

NFJ Equity Income Fund
Institutional Class
12/31/2002+	0.70	%*	3.50	%*	27%

06/30/2002	0.74	(e)	2.88		50

06/30/2001	0.70		3.64		43

05/08/2000 - 06/30/2000	0.70	*	3.81	*	3

Administrative Class
12/31/2002+	0.95	*	3.23	*	27

06/30/2002	0.99	(f)	2.65		50

06/30/2001	0.95		3.51		43

05/08/2000 - 06/30/2000	0.95	*	4.74	*	3

NFJ Basic Value Fund
Institutional Class
12/31/2002+	0.72	%(e)*	2.36	%*	37%

06/30/2002	0.71	(b)	2.07		49

06/30/2001	0.70		2.50		78

05/08/2000 - 06/3020/00	0.70	*	3.94	*	5

(d) Ratio of expenses to average net assets excluding trustees’ expense is 1.50%.
(e) Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.70%.
(f) Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.95%.
(g) Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  45

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

NFJ Small-Cap Value Fund
Institutional Class

12/31/2002+	$21.85	$0.22	(a)	$(1.81	)(a)	$(1.59)	$(0.24)	$(0.05)

06/30/2002	19.26	0.41	(a)	2.31	(a)	2.72	(0.13)	0.00

06/30/2001	14.26	0.42	(a)	4.96	(a)	5.38	(0.38)	0.00

06/30/2000	16.05	0.37	(a)	(1.82	)(a)	(1.45)	(0.34)	0.00

06/30/1999	17.68	0.32	(a)	(1.29	)(a)	(0.97)	(0.21)	(0.45)

06/30/1998	15.78	0.29	(a)	2.50	(a)	2.79	(0.13)	(0.76)

Administrative Class
12/31/2002+	21.67	0.18	(a)	(1.78	)(a)	(1.60)	(0.22)	(0.05)

06/30/2002	19.15	0.36	(a)	2.27	(a)	2.63	(0.11)	0.00

06/30/2001	14.19	0.38	(a)	4.94	(a)	5.32	(0.36)	0.00

06/30/2000	15.97	0.34	(a)	(1.81	)(a)	(1.47)	(0.31)	0.00

06/30/1999	17.63	0.29	(a)	(1.30	)(a)	(1.01)	(0.20)	(0.45)

06/30/1998	15.76	0.25	(a)	2.49	(a)	2.74	(0.11)	(0.76)

PPA Tax-Efficient Equity Fund
Institutional Class

12/31/2002+	$8.58	$0.04	(a)	$(0.86	)(a)	$(0.82)	$(0.01)	$0.00

06/30/2002	10.44	0.06	(a)	(1.92	)(a)	(1.86)	0.00	0.00

06/30/2001	12.31	0.05	(a)	(1.92	)(a)	(1.87)	0.00	0.00

07/02/1999 - 06/30/2000	11.79	0.05	(a)	0.47	(a)	0.52	0.00	0.00

Administrative Class
12/31/2002+	8.51	0.03	(a)	(0.86	)(a)	(0.83)	0.00	0.00

06/30/2002	10.38	0.04	(a)	(1.91	)(a)	(1.87)	0.00	0.00

06/30/2001	12.28	0.02	(a)	(1.92	)(a)	(1.90)	0.00	0.00

06/30/2000	11.61	0.02	(a)	0.65	(a)	0.67	0.00	0.00

09/30/1998 - 06/30/1999	8.65	0.03	(a)	2.93	(a)	2.96	0.00	0.00

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2002+	$11.24	$0.08	(a)	$(0.29	)(a)	$(0.21)	$(0.12)	$0.00

06/30/2002	11.29	0.22	(a)	(0.09	)(a)	0.13	(0.21)	0.00

06/30/2001	14.14	0.15	(a)	(2.73	)(a)	(2.58)	(0.30)	0.00

06/30/2000	13.25	0.09	(a)	0.89	(a)	0.98	(0.12)	0.00

06/30/1999	10.00	0.16	(a)	3.10	(a)	3.26	(0.06)	0.00

Asset Allocation Fund
Institutional Class
12/31/2002+	$9.26	$0.26	(a)	$(0.83	)(a)	$(0.57)	$(0.07)	$0.00

06/30/2002	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00

06/30/2001	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)

06/30/2000	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.73	(a)	0.82	(0.10)	0.00

Administrative Class
12/31/2002+	9.27	0.23	(a)	(0.81	)(a)	(0.58)	(0.06)	0.00

06/30/2002	9.93	0.12	(a)	(0.49	)(a)	(0.37)	(0.29)	0.00

06/30/2001	11.50	0.65	(a)	(0.82	)(a)	(0.17)	(0.62)	(0.69)

06/30/2000	11.27	0.60	(a)	0.45	(a)	1.05	(0.38)	(0.44)

02/26/1999 - 06/30/1999	10.55	0.09	(a)	0.72	(a)	0.81	(0.09)	0.00

+  Unaudited
*  Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c) Ratio of expenses to average net assets excluding trustees’ expense is 0.85%.
(d) Ratio of expenses to average net assets excluding trustees’ expense is 0.70%.

46  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Tax Basis Return of Capital	Total Distributions	Fund Reimbursement Fee added to Paid-in-capital		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

NFJ Small-Cap Value Fund
Institutional Class
12/31/2002+	$0.00	$(0.29)	$0.03		$20.00	(7.14)%	$72,421

06/30/2002	0.00	(0.13)	0.00		21.85	14.25	70,329

06/30/2001	0.00	(0.38)	0.00		19.26	38.32	49,046

06/30/2000	0.00	(0.34)	0.00		14.26	(8.88)	30,059

06/30/1999	0.00	(0.66)	0.00		16.05	(5.11)	59,132

06/30/1998	0.00	(0.89)	0.00		17.68	17.77	47,432

Administrative Class
12/31/2002+	0.00	(0.27)	0.00		19.80	(7.38)	39,399

06/30/2002	0.00	(0.11)	0.00		21.67	13.85	38,107

06/30/2001	0.00	(0.36)	0.00		19.15	38.06	21,447

06/30/2000	0.00	(0.31)	0.00		14.19	(9.12)	15,313

06/30/1999	0.00	(0.65)	0.00		15.97	(5.40)	21,022

06/30/1998	0.00	(0.87)	0.00		17.63	17.41	10,751

PPA Tax-Efficient Equity Fund
Institutional Class
12/31/2002+	$0.00	$(0.01)	$0.00		$7.75	(9.59)%	$421

06/30/2002	0.00	0.00	0.00		8.58	(17.82)	466

06/30/2001	0.00	0.00	0.00		10.44	(15.19)	567

07/02/1999 - 06/30/2000	0.00	0.00	0.00		12.31	4.41	1,172

Administrative Class
12/31/2002+	0.00	0.00	0.00		7.68	(9.71)	632

06/30/2002	0.00	0.00	0.00		8.51	(18.02)	10,110

06/30/2001	0.00	0.00	0.00		10.38	(15.47)	15,665

06/30/2000	0.00	0.00	0.00		12.28	5.77	19,953

09/30/1998 - 06/30/1999	0.00	0.00	0.00		11.61	34.28	3,391

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2002+	$0.00	$(0.12)	$0.02		$10.93	(1.72)%	$94,039

06/30/2002	0.00	(0.21)	0.03		11.24	1.46	86,654

06/30/2001	0.00	(0.30)	0.03	(a)	11.29	(18.01)	74,197

06/30/2000	0.00	(0.12)	0.03	(a)	14.14	7.55	86,973

06/30/1999	0.00	(0.06)	0.05	(a)	13.25	33.39	72,509

Asset Allocation Fund
Institutional Class
12/31/2002+	$0.00	$(0.07)	$0.00		$8.62	(6.09)%	$24

06/30/2002	0.00	(0.30)	0.00		9.26	(3.89)	26

06/30/2001	(0.10)	(1.43)	0.00		9.94	(1.41)	48

06/30/2000	0.00	(0.85)	0.00		11.50	9.90	57

02/26/1999 - 06/30/1999	0.00	(0.10)	0.00		11.27	7.80	11

Administrative Class
12/31/2002+	0.00	(0.06)	0.00		8.63	(6.20)	12,312

06/30/2002	0.00	(0.29)	0.00		9.27	(3.84)	15,602

06/30/2001	(0.09)	(1.40)	0.00		9.93	(1.73)	12

06/30/2000	0.00	(0.82)	0.00		11.50	9.63	12

02/26/1999 - 06/30/1999	0.00	(0.09)	0.00		11.27	7.71	11

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

NFJ Small-Cap Value Fund
Institutional Class
12/31/2002+	0.86	%(c)*	2.16	%*	6%

06/30/2002	0.85		2.04		40

06/30/2001	0.85		2.51		41

06/30/2000	0.86(c	)	2.57		55

06/30/1999	0.85		2.12		60

06/30/1998	0.85		1.65		41

Administrative Class
12/31/2002+	1.11	(b)*	1.85	*	6

06/30/2002	1.10		1.82		40

06/30/2001	1.10		2.27		41

06/30/2000	1.11	(e)	2.38		55

06/30/1999	1.10		1.92		60

06/30/1998	1.10		1.39		41

PPA Tax-Efficient Equity Fund
Institutional Class
12/31/2002+	0.71%	(d)*	0.94	%*	20%

06/30/2002	0.71	(d)	0.63		19

06/30/2001	0.70		0.43		41

07/02/1999 - 06/30/2000	0.71	(d)*	0.42	*	32

Administrative Class
12/31/2002+	0.96	(f)*	0.65	*	20

06/30/2002	0.96	(f)	0.38		19

06/30/2001	0.95		0.19		41

06/30/2000	0.96	(f)	0.19		32

09/30/1998 - 06/30/1999	0.92	*	0.31	*	13

PPA Tax-Efficient Structured Emerging Markets Fund
Institutional Class
12/31/2002+	0.96	%(f)*	1.52	%*	6%

06/30/2002	1.07	(j)	1.99		32

06/30/2001	1.01	(g)	1.27		43

06/30/2000	1.00	(g)	0.64		24

06/30/1999	0.95		1.57		28

Asset Allocation Fund
Institutional Class
12/31/2002+	0.10	%(h)*	5.36	%*	10%

06/30/2002	0.10	(h)	4.11		24

06/30/2001	0.10	(h)	6.20		39

06/30/2000	0.10	(h)	5.51		44

02/26/1999 - 06/30/1999	0.10	(h)*	2.52	*	39

Administrative Class
12/31/2002+	0.35	(i)*	4.66	*	10

06/30/2002	0.35	(i)	1.29		24

06/30/2001	0.35	(i)	5.96		39

06/30/2000	0.35	(i)	5.26		44

02/26/1999 - 06/30/1999	0.35	(i)*	2.44	*	39

(e) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.
(f) Ratio of expenses to average net assets excluding trustees’ expense is 0.95%.
(g) Ratio of expenses to average net assets excluding tax and interest expense is 0.95%.
(h) If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(i) If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
(j) Ratio of expenses to average net assets excluding trustees’ and tax expense is 0.95%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  47

Statements of Assets and Liabilities
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	PEA Value Fund	PEA Renaissance Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Target Fund	PEA Opportunity Fund

Assets:
Investments, at value	$845,018	$3,034,894	$63,766	$845,920	$769,626	$262,230

Cash	0	734	0	196	515	50

Foreign currency, at value	0	0	0	0	0	0

Collateral for securities on loan	41,589	315,387	0	8,808	104,154	55,621

Security lending interest receivable	5	87	0	3	20	13

Receivable for investments sold	1,351	12,765	0	0	17	3,052

Receivable for Fund shares sold	2,834	4,284	1,462	299	278	175

Interest and dividends receivable	2,359	3,463	86	708	247	22

Manager reimbursement receivable	0	0	0	0	0	0

Other assets	0	0	0	0	0	0

	893,156	3,371,614	65,314	855,934	874,857	321,163

Liabilities:
Payable for investments purchased	$8,364	$16,482	$0	$0	$0	$6,251

Due to Custodian	292	0	11	0	0	0

Written options outstanding	0	0	0	0	767	0

Payable for Fund shares redeemed	3,630	13,863	217	3,627	3,547	12,556

Payable for collateral for securities on loan	41,589	315,387	0	8,808	104,154	55,621

Dividends payable	5	1	0	0	0	0

Accrued investment advisory fee	323	1,577	33	371	371	145

Accrued administration fee	276	1,014	25	294	265	80

Accrued distribution fee	312	1,144	22	484	394	89

Accrued servicing fee	161	619	12	181	160	41

Other liabilities	0	0	0	0	0	0

	54,952	350,087	320	13,765	109,658	74,783

Net Assets	$838,204	$3,021,527	$64,994	$842,169	$765,199	$246,380

Net Assets Consist of:
Paid in capital	$1,098,523	$4,216,874	$119,381	$1,293,425	$1,249,908	$439,121

Undistributed (overdistributed) net investment income	54,413	151,374	(90)	(3,704)	(5,573)	(1,775)

Accumulated undistributed net realized gain (loss)	(210,444)	(716,298)	(50,816)	(460,906)	(423,792)	(202,104)

Net unrealized appreciation (depreciation)	(104,288)	(630,423)	(3,481)	13,354	(55,344)	11,138

	$838,204	$3,021,527	$64,994	$842,169	$765,199	$246,380

Net Assets:
Institutional Class	$76,508	$125,746	$5,544	$21,984	$39,438	$65,819

Administrative Class	21,429	52,514	3,002	625	635	3,158

Other Classes	740,267	2,843,267	56,448	819,560	725,126	177,403

Shares Issued and Outstanding:
Institutional Class	6,941	8,559	915	1,587	3,494	6,172

Administrative Class	1,972	3,587	497	46	56	298

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.02	$14.69	$6.06	$13.85	$11.29	$10.66

Administrative Class	10.87	14.64	6.04	13.66	11.29	10.61

Cost of Investments Owned	$949,307	$3,657,597	$67,247	$832,566	$825,701	$251,093

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

48  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands, except per share amounts	PEA Innovation Fund	CCM Mega-Cap Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	CCM Emerging Companies Fund	NFJ Equity Income Fund	NFJ Basic Value Fund

Assets:
Investments, at value	$792,951	$1,728	$623,696	$552,912	$236,178	$51,407	$2,982

Cash	0	1	99	112	2	0	0

Foreign currency, at value	0	0	0	0	0	0	0

Collateral for securities on loan	167,882	90	32,888	27,548	12,292	36	150

Security lending interest receivable	81	0	6	6	6	0	0

Receivable for investments sold	15,663	0	893	2,736	3,411	0	0

Receivable for Fund shares sold	950	0	1,403	898	251	258	85

Interest and dividends receivable	62	1	548	180	39	168	8

Manager reimbursement receivable	0	16	0	0	0	0	0

Other assets	0	0	0	0	0	0	0

	977,589	1,836	659,533	584,392	252,179	51,869	3,225

Liabilities:
Payable for investments purchased	$22,176	$17	$3,393	$11,354	$5,819	$211	$51

Due to Custodian	538	0	0	0	0	20	0

Written options outstanding	0	0	0	0	0	0	0

Payable for Fund shares redeemed	6,477	0	2,192	2,069	121	20	0

Payable for collateral for securities on loan	167,882	90	32,888	27,548	12,292	36	150

Dividends payable	0	0	0	0	0	0	0

Accrued investment advisory fee	465	1	239	210	248	19	1

Accrued administration fee	283	0	165	144	50	14	1

Accrued distribution fee	352	0	113	95	6	8	0

Accrued servicing fee	174	0	53	46	0	4	0

Other liabilities	0	16	0	0	0	1	0

	198,347	124	39,043	41,466	18,536	333	203

Net Assets	$779,242	$1,712	$620,490	$542,926	$233,643	$51,536	$3,022

Net Assets Consist of:
Paid in capital	$4,165,114	$3,437	$815,968	$779,313	$246,501	$52,520	$3,148

Undistributed (overdistributed) net investment income	(6,685)	(7)	(15)	(620)	2,885	(138)	6

Accumulated undistributed net realized gain (loss)	(3,323,479)	(1,672)	(179,969)	(248,602)	(25,607)	466	(41)

Net unrealized appreciation (depreciation)	(55,708)	(46)	(15,494)	12,835	9,864	(1,312)	(91)

	$779,242	$1,712	$620,490	$542,926	$233,643	$51,536	$3,022

Net Assets:
Institutional Class	$18,700	$1,712	$214,859	$236,687	$201,561	$31,634	$1,624

Administrative Class	3,490	0	162,939	92,924	32,082	1,058	0

Other Classes	757,052	0	242,692	213,315	0	18,844	1,398

Shares Issued and Outstanding:
Institutional Class	1,714	339	16,889	15,187	12,723	3,237	142

Administrative Class	322	0	12,999	6,043	2,073	108	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.91	$5.05	$12.72	$15.58	$15.84	$9.77	$11.42

Administrative Class	10.84	0.00	12.54	15.38	15.48	9.80	0.00

Cost of Investments Owned	$859,699	$1,772	$639,190	$540,078	$226,312	$52,719	$3,072

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PPA Tax-Efficient Equity Fund	PPA Tax-Efficient Structured Emerging Markets Fund	Asset Allocation Fund

Assets:
Investments, at value	$1,022,171	23,377	$93,672	$62,840

Cash	0	0	0	244

Foreign currency, at value	0	0	73	0

Collateral for securities on loan	50,916	0	0	0

Security lending interest receivable	12	0	0	0

Receivable for investments sold	842	0	213	0

Receivable for Fund shares sold	10,830	90	2	507

Interest and dividends receivable	2,405	41	328	0

Manager reimbursement receivable	0	0	0	0

Other assets	0	0	0	2
	1,087,176	23,508	94,288	63,593

Liabilities:
Payable for investments purchased	$3,950	0	$0	$241

Due to Custodian	1,160	11	0	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	4,692	195	0	177

Payable for collateral for securities on loan	50,916	0	0	0

Dividends payable	0	0	0	0

Accrued investment advisory fee	508	11	36	0

Accrued administration fee	325	9	40	18

Accrued distribution fee	304	12	0	30

Accrued servicing fee	5	0	11

Other liabilities	0	173	0

	62,044	243	249	477

Net Assets	$1,025,132	$23,265	$94,039	$63,116

Net Assets Consist of:
Paid in capital	$1,001,445	36,734	$126,002	$76,669

Undistributed (overdistributed) net investment income	6,036	17	(898)	1,341

Accumulated undistributed net realized gain (loss)	(8,784)	(12,179)	(28,256)	(4,796)

Net unrealized appreciation (depreciation)	26,435	(1,307)	(2,809)	(10,098)

	$1,025,132	23,265	$94,039	$63,116

Net Assets:
Institutional Class	$72,421	421	$94,039	$24

Administrative Class	39,399	632	0	12,312

Other Classes	913,313	22,212	0	50,780

Shares Issued and Outstanding:
Institutional Class	3,621	54	8,601	3

Administrative Class	1,990	82	0	1,427

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$20.00	7.75	$10.93	$8.62

Administrative Class	19.80	7.68	0.00	8.63

Cost of Investments Owned	$995,736	24,684	$96,283	$72,938

Cost of Foreign Currency Held	$0	0	$99	$0

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  49

Statements of Operations
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	PEA Value Fund	PEA Renaissance Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Target Fund	PEA Opportunity Fund

Investment Income:
Interest, net of foreign taxes	$327	$915	$62	$152	$1,192	$74

Dividends, net of foreign taxes	6,994	20,255	806	4,729	685	148

Security lending income	70	892	0	14	208	90

Miscellaneous income	0	0	0	0	0	0

Total Income	7,391	22,062	868	4,895	2,085	312

Expenses:
Investment advisory fees	1,791	9,718	202	2,392	2,384	839

Administration fees	1,528	6,242	147	1,896	1,701	468

Distribution and/or servicing fees – Administrative Class	32	59	15	3	3	6

Distribution and/or servicing fees – Other Classes	2,575	10,854	181	4,272	3,546	767

Trustees’ fees	24	108	2	22	19	6

Interest expense	0	10	2	14	5	1

Tax expense	0	0	0	0	0	0

Total Expenses	5,950	26,991	549	8,599	7,658	2,087

Net Investment Income (Loss)	1,441	(4,929)	319	(3,704)	(5,573)	(1,775)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(165,688)	(555,694)	(6,777)	(123,037)	(103,811)	(47,838)

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net realized gain on futures contracts, written options and swaps	0	0	0	0	3,160	0

Net realized gain (loss) on foreign currency transactions	2,314	10,386	0	0	0	0

Net change in unrealized appreciation (depreciation) on investments	15,236	(356,282)	(3,464)	(42,588)	(61,635)	(2,894)

Net change in unrealized appreciation (depreciation) on futures contracts written, options and swaps	0	0	0	0	732	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	5	0	0	0	0

Net (Loss)	(148,138)	(901,585)	(10,241)	(165,625)	(161,554)	(50,732)

Net (Decrease) in Assets Resulting from Operations	$(146,697)	$(906,514)	$(9,922)	$(169,329)	$(167,127)	$(52,507)

50  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	PEA Innovation Fund	CCM Mega-Cap Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	CCM Emerging Companies Fund	NFJ Equity Income Fund

Investment Income:
Interest, net of foreign taxes	$122	$1	$229	$212	$117	$12

Dividends, net of foreign taxes	286	5	3,131	2,296	345	879

Security lending income	301	0	27	38	29	3

Miscellaneous income	0	0	0	0	0	0

Total Income	709	6	3,387	2,546	491	894

Expenses:
Investment advisory fees	2,681	4	1,405	1,347	1,427	96

Administration fees	1,635	2	965	916	286	66

Distribution and/or servicing fees – Administrative Class	4	0	194	126	32	1

Distribution and/or servicing fees – Other Classes	3,051	0	786	760	0	38

Trustees’ fees	14	0	16	17	7	1

Interest expense	9	0	1	0	1	0

Tax expense	0	0	0	0	0	0

Total Expenses	7,394	6	3,367	3,166	1,753	202

Net Investment Income (Loss)	(6,685)	0	20	(620)	(1,262)	692

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(535,429)	(361)	(111,338)	(91,823)	(28,704)	1,451

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net realized gain on futures contracts, written options and swaps	0	0	0	0	0	0

Net realized gain (loss) on foreign currency transactions	1	0	0	0	0	0

Net change in unrealized appreciation (depreciation) on investments	332,095	161	11,412	(18,204)	(12,646)	(4,765)

Net change in unrealized appreciation (depreciation) on futures contracts,written options and swaps	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0

Net (Loss)	(203,333)	(200)	(99,926)	(110,027)	(41,350)	(3,314)

Net (Decrease) in Assets Resulting from Operations	$(210,018)	$(200)	$(99,906)	$(110,647)	$(42,612)	$(2,622)

Amounts in thousands	NFJ Basic Value Fund	NFJ Small-Cap Value Fund	PPA Tax-Efficient Equity Fund	PPA Tax- Efficient Structured Emerging Markets Fund	Asset Allocation Fund

Investment Income:
Interest, net of foreign taxes	$1	$364	$2	$30	$0

Dividends, net of foreign taxes	29	12,589	236	1,001	1,688

Security lending income	0	71	0	0	0

Miscellaneous income	0	3	0	65	1

Total Income	30	13,027	238	1,096	1,689

Expenses:
Investment advisory fees	5	2,626	65	204	0

Administration fees	3	1,674	52	226	102

Distribution and/or servicing fees – Administrative Class	0	44	9	0	17

Distribution and/or servicing fees – Other Classes	0	2,535	86	0	217

Trustees’ fees	0	26	1	2	0

Interest expense	0	0	1	1	0

Tax expense	0	0	0	51	0

Total Expenses	8	6,905	214	484	336

Net Investment Income (Loss)	22	6,122	24	612	1,353

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(29)	1,212	(1,808)	676	(1,190)

Net capital gain distributions received from underlying Funds	0	0	0	0	210

Net realized gain on futures contracts, written options and swaps	0	0	0	0	0

Net realized gain (loss) on foreign currency transactions	0	2	0	(510)	0

Net change in unrealized appreciation (depreciation) on investments	(189)	(68,212)	(1,419)	(1,915)	(4,653)

Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	1	0

Net (Loss)	(218)	(66,998)	(3,227)	(1,748)	(5,633)

Net (Decrease) in Assets Resulting from Operations	$(196)	$(60,876)	$(3,203)	$(1,136)	$(4,280)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  51

Statement of Changes in Net Assets

Amounts in thousands	PEA Value Fund		PEA Renaissance Fund		PEA Growth & Income Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$1,441	$1,087	$(4,929)	$(9,371)	$319	$649

Net realized gain (loss)	(163,374)	59,077	(545,308)	178,029	(6,777)	(23,265)

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation)	15,236	(133,289)	(356,277)	(331,383)	(3,464)	1,871

Net increase (decrease) resulting from operations	(146,697)	(73,125)	(906,514)	(162,725)	(9,922)	(20,745)

Distributions to Shareholders:
From net investment income

Institutional Class	0	0	0	(1)	(77)	(41)

Administrative Class	0	0	0	0	(57)	(195)

Other Classes	0	0	0	0	(557)	(107)

From net realized capital gains
Institutional Class	(2,972)	(8,555)	(5,603)	(5,620)	0	0

Administrative Class	(1,218)	(5,886)	(2,362)	(285)	0	0

Other Classes	(37,874)	(32,291)	(135,298)	(145,851)	0	0

Total Distributions	(42,064)	(46,732)	(143,263)	(151,757)	(691)	(343)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	31,679	46,719	47,960	164,025	1,439	4,452

Administrative Class	17,335	26,547	34,710	55,582	688	12,839

Other Classes	333,079	750,014	320,178	3,678,606	26,399	30,188
Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	2,638	7,885	4,227	4,575	70	36

Administrative Class	1,187	5,874	2,241	258	55	197

Other Classes	30,928	25,804	107,434	113,554	467	85

Cost of shares redeemed
Institutional Class	(10,046)	(44,478)	(32,532)	(62,499)	(855)	(2,519)

Administrative Class	(22,297)	(36,686)	(15,428)	(12,615)	(17,176)	(14,235)

Other Classes	(191,714)	(147,469)	(760,945)	(676,570)	(12,124)	(12,834)

Net increase (decrease) resulting from Fund share transactions	192,789	634,210	(292,155)	3,264,916	(1,037)	18,209

Fund Reimbursement Fee	11	0	1	0	0	0

Total Increase (Decrease) in Net Assets	4,039	514,353	(1,341,931)	2,950,434	(11,650)	(2,879)
Net Assets:
Beginning of period	834,165	319,812	4,363,458	1,413,024	76,644	79,523

End of period*	$838,204	$834,165	$3,021,527	$4,363,458	$64,994	$76,644

*Including net undistributed (overdistributed) investment income of:	$54,413	$52,972	$151,374	$156,303	$(90)	$282

52  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	PEA Growth Fund		PEA Target Fund		PEA Opportunity Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(3,704)	$(13,480)	$(5,573)	$(17,124)	$(1,775)	$(5,214)

Net realized gain (loss)	(123,037)	(330,252)	(100,651)	(299,847)	(47,838)	(55,232)

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation)	(42,588)	(99,687)	(60,903)	(215,417)	(2,894)	(34,866)

Net increase (decrease) resulting from operations	(169,329)	(443,419)	(167,127)	(532,388)	(52,507)	(95,312)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains
Institutional Class	0	(197)	0	0	0	0

Administrative Class	0	(53)	0	0	0	0

Other Classes	0	(12,146)	0	0	0	0

Total Distributions	0	(12,396)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	4,696	7,477	3,884	41,282	14,820	24,798

Administrative Class	4,320	2,944	244	3,351	380	3,773

Other Classes	564,559	467,708	550,448	928,181	139,542	166,834

Issued in reorganization
Institutional Class	881	0	0	0	0	0

Administrative Class	50	0	0	0	0	0

Other Classes	15,961	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	197	0	0	0	0

Administrative Class	0	53	0	0	0	0

Other Classes	0	10,096	0	1	0	0

Cost of shares redeemed
Institutional Class	(2,011)	(4,539)	(2,003)	(3,186)	(7,276)	(22,251)

Administrative Class	(7,257)	(2,690)	(3,515)	(3,170)	(2,862)	(2,742)

Other Classes	(704,399)	(744,595)	(694,789)	(1,119,835)	(169,732)	(216,825)

Net increase (decrease) resulting from Fund share transactions	(123,200)	(263,349)	(145,731)	(153,376)	(25,128)	(46,413)

Fund Reimbursement Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(292,529)	(719,164)	(312,858)	(685,764)	(77,635)	(141,725)

Net Assets:
Beginning of period	1,134,698	1,853,862	1,078,057	1,763,821	324,015	465,740

End of period*	$842,169	$1,134,698	$765,199	$1,078,057	$246,380	$324,015

*Including net undistributed (overdistributed) investment income of:	$(3,704)	$0	$(5,573)	$0	$(1,775)	$0

Amounts in thousands	PEA Innovation Fund		CCM Mega-Cap Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended December 31, 2001

Operations:
Net investment income (loss)	$(6,685)	$(28,446)	$0	$(3)

Net realized gain (loss)	(535,428)	(894,841)	(361)	(545)

Net capital gain distributions received from underlying Funds	0	0	0	0

Net change in unrealized appreciation (depreciation)	332,095	(356,071)	161	(128)

Net increase (decrease) resulting from operations	(210,018)	(1,279,358)	(200)	(676)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Institutional Class	0	0	0	(3)

Administrative Class	0	0	0	0

Other Classes	0	(22)	0	0

Total Distributions	0	(22)	0	(3)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	9,133	29,784	0	0

Administrative Class	2,364	7,377	0	0

Other Classes	108,653	434,023	0	0

Issued in reorganization
Institutional Class	79	0	0	0

Administrative Class	0	0	0	0

Other Classes	67,500	3,727	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	3

Administrative Class	0	0	0	0

Other Classes	0	18	0	0

Cost of shares redeemed
Institutional Class	(5,747)	(13,813)	0	0

Administrative Class	(2,571)	(3,368)	0	0

Other Classes	(216,174)	(767,189)	0	0

Net increase (decrease) resulting from Fund share transactions	(36,764)	(309,441)	0	3

Fund Reimbursement Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	(246,782)	(1,588,821)	(200)	(676)

Net Assets:
Beginning of period	1,026,024	2,614,845	1,912	2,588

End of period*	$779,242	$1,026,024	$1,712	$1,912

*Including net undistributed (overdistributed) investment income of:	$(6,685)	$0	$(7)	$(7)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  53

Statement of Changes in Net Assets (Cont.)

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund		CCM Emerging Companies Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$20	$950	$(620)	$1,259	$(1,262)	$(2,549)

Net realized gain (loss)	(111,338)	(54,912)	(91,823)	(103,487)	(28,704)	43,933

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation)	11,412	(74,339)	(18,204)	(55,352)	(12,646)	(34,649)

Net increase (decrease) resulting from operations	(99,906)	(128,301)	(110,647)	(157,580)	(42,612)	6,735

Distributions to Shareholders:
From net investment income
Institutional Class	(24)	(686)	0	(3,755)	0	0

Administrative Class	(9)	(354)	0	(801)	0	0

Other Classes	(2)	(130)	0	(1,207)	0	0

From net realized capital gains
Institutional Class	0	0	0	(6)	(25,296)	(25,230)

Administrative Class	0	0	0	(2)	(3,766)	(2,402)

Other Classes	0	0	0	(3)	0	0

Tax basis return of capital
Institutional Class	0	0	0	(653)	0	0

Administrative Class	0	0	0	(176)	0	0

Other Classes	0	0	0	(376)	0	0

Total Distributions	(35)	(1,170)	0	(6,979)	(29,062)	(27,632)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	30,324	62,811	26,128	189,544	34,316	65,247

Administrative Class	45,028	65,379	13,938	31,629	11,765	24,170

Other Classes	59,621	160,886	45,976	106,158	0	0

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	23	621	0	4,259	25,179	24,926

Administrative Class	9	353	0	979	3,765	2,402

Other Classes	2	97	0	1,190	0	0

Cost of shares redeemed
Institutional Class	(27,508)	(46,102)	(250,380)	(124,518)	(14,960)	(83,733)

Administrative Class	(24,232)	(65,312)	(20,607)	(63,569)	(3,449)	(15,733)

Other Classes	(45,449)	(112,135)	(52,702)	(136,302)	0	0

Net increase (decrease) resulting from Fund share transactions	37,818	66,598	(237,647)	9,370	56,616	17,279

Fund Reimbursement Fee	1	0	1	0	10	0

Total Increase (Decrease) in Net Assets	(62,122)	(62,873)	(348,293)	(155,189)	(15,048)	(3,618)

Net Assets:
Beginning of period	682,612	745,485	891,219	1,046,408	248,691	252,309

End of period*	$620,490	$682,612	$542,926	$891,219	$233,643	$248,691

*Including net undistributed (overdistributed) investment income of:	$(15)	$0	$(620)	$(1)	$2,885	$4,147

54  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	NFJ Equity Income Fund		NFJ Basic Value Fund		NFJ Small-Cap Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$692	$1,162	$22	$29	$6,122	$7,051

Net realized gain (loss)	1,451	4,436	(29)	86	1,214	164

Net capital gain distributions received from underlying Funds	0	0	0	0	0	0

Net change in unrealized appreciation (depreciation)	(4,765)	(5,459)	(189)	(62)	(68,212)	61,418

Net increase (decrease) resulting from operations	(2,622)	139	(196)	53	(60,876)	68,633

Distributions to Shareholders:
From net investment income
Institutional Class	(742)	(1,103)	(16)	(27)	(828)	(256)

Administrative Class	(23)	(31)	0	0	(431)	(119)

Other Classes	(311)	(20)	(8)	0	(8,023)	(1,720)

From net realized capital gains
Institutional Class	(1,509)	(2,613)	(36)	0	(188)	0

Administrative Class	(49)	(73)	0	0	(106)	0

Other Classes	(791)	(7)	(24)	0	(2,418)	0

Tax basis return of capital
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(3,425)	(3,847)	(84)	(27)	(11,994)	(2,095)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	2,061	3,426	243	644	34,238	89,137

Administrative Class	146	891	0	0	22,285	41,403

Other Classes	15,849	5,810	1,522	0	421,339	518,239

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	2,242	3,702	50	26	845	213

Administrative Class	73	104	0	0	526	114

Other Classes	912	18	30	0	7,210	1,278

Cost of shares redeemed
Institutional Class	(2,067)	(20,889)	(250)	(40)	(26,827)	(72,047)

Administrative Class	(246)	(592)	0	0	(18,060)	(27,450)

Other Classes	(1,883)	(442)	(127)	0	(173,998)	(197,031)

Net increase (decrease) resulting from Fund share transactions	17,087	(7,972)	1,468	630	267,558	353,856

Fund Reimbursement Fee	0	0	0	0	84	0

Total Increase (Decrease) in Net Assets	11,040	(11,680)	1,188	656	194,772	420,394

Net Assets:
Beginning of period	40,496	52,176	1,834	1,178	830,360	409,966

End of period*	$51,536	$40,496	$3,022	$1,834	$1,025,132	$830,360

*Including net undistributed (overdistributed) investment income of:	$(138)	$246	$6	$8	$6,036	$9,196

Amounts in thousands	PPA Tax-Efficient Equity Fund		PPA Tax-Efficient Structured Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$24	$(30)	$612	$1,551

Net realized gain (loss)	(1,808)	(2,347)	166	(1,854)

Net capital gain distributions received from underlying Funds	0	0	0	0

Net change in unrealized appreciation (depreciation)	(1,419)	(5,621)	(1,914)	2,538

Net increase (decrease) resulting from operations	(3,203)	(7,998)	(1,136)	2,235

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(1,000)	(1,475)

Administrative Class	(4)	0	0	0

Other Classes	(3)	0	0	0

From net realized capital gains
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(7)	0	(1,000)	(1,475)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	0	12,235	13,364

Administrative Class	175	2,554	0	0

Other Classes	7,532	5,493	0	0

Issued in reorganization
Institutional Class	0	0	0	12,134

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	831	1,226

Administrative Class	3	0	0	0

Other Classes	2	0	0	0

Cost of shares redeemed
Institutional Class	0	0	(3,675)	(15,217)

Administrative Class	(8,794)	(5,462)	0	0

Other Classes	(4,561)	(8,835)	0	0

Net increase (decrease) resulting from Fund share transactions	(5,643)	(6,250)	9,391	11,507

Fund Reimbursement Fee	0	0	130	190

Total Increase (Decrease) in Net Assets	(8,853)	(14,248)	7,385	12,457

Net Assets:
Beginning of period	32,118	46,366	86,654	74,197

End of period*	$23,265	$32,118	$94,039	$86,464

*Including net undistributed (overdistributed) investment income of:	$17	$0	$(898)	$(510)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  55

Statement of Changes in Net Assets (Cont.)

Amounts in thousands	Asset Allocation Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income	$1,353	$1,351

Net realized (loss)	(1,190)	(643)

Net capital gain distributions received from underlying Funds	210	162

Net change in unrealized (depreciation)	(4,653)	(2,710)

Net (decrease) resulting from operations	(4,280)	(1,840)
Distributions to Shareholders:
From net investment income
Institutional Class	0	(1)

Administrative Class	(97)	(167)

Other Classes	(171)	(927)

Total Distributions	(268)	(1,095)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	15

Administrative Class	120	15,831

Other Classes	11,916	13,523

Issued in reorganization
Institutional Class	0	0

Administrative Class	0	0

Other Classes	0	24,379

Issued as reinvestment of distributions
Institutional Class	0	1

Administrative Class	98	167

Other Classes	152	981

Cost of shares redeemed
Institutional Class	0	(22)

Administrative Class	(2,381)	(19)

Other Classes	(6,189)	(9,464)

Net increase (decrease) resulting from Fund share transactions	3,716	45,392

Total Increase (Decrease) in Net Assets	(832)	42,457

Net Assets:
Beginning of period	63,948	21,491

End of period*	$63,116	$63,948

*Including net undistributed (overdistributed) investment income of:	$1,341	$256

56  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 PEA Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.5%
Aerospace 0.0%
Boeing Co.	10,000	$327

Capital Goods 5.8%
General Electric Co.	10,000	244
Navistar International Corp. (a)(b)	350,900	8,530
Tyco International Ltd.	2,343,100	40,020

		48,794

Consumer Discretionary 6.5%
J.C. Penney Co., Inc. (b)	1,487,500	34,227
Lowe’s Cos., Inc.	5,000	189
Sears, Roebuck & Co. (b)	855,000	20,477

		54,893

Consumer Services 4.8%
Liberty Media Corp. ‘A’ (a)	4,466,899	39,934

Consumer Staples 0.8%
Philip Morris Cos., Inc.	160,000	6,485

Energy 17.7%
Burlington Resources, Inc. (b)	753,600	32,141
El Paso Corp. (a)(b)	2,621,000	18,242
Exxon Mobil Corp.	10,000	349
Halliburton Co.	1,630,200	30,501
Nabors Industries Ltd. (a)(b)	1,251,900	44,155
Petroleo Brasileiro S.A. SP - ADR	735,400	9,854
Rowan Cos., Inc. (a)(b)	566,400	12,857

		148,099

Financial & Business Services 23.5%
ACE Ltd. (b)	786,000	23,061
Allstate Corp.	100,000	3,699
CIGNA Corp.	802,600	33,003
CIT Group, Inc.	407,554	7,988
Citigroup, Inc.	10,000	352
FleetBoston Financial Corp.	245,000	5,954
Hartford Financial Services Group, Inc.	520,000	23,624
Household International, Inc.	1,083,500	30,132
J.P. Morgan Chase & Co. (b)	1,643,200	39,437
Loews Corp.	30,500	1,356
SPDR Trust	310,000	27,351
Travelers Property Casualty Corp. (a)(b)	50,000	733

		196,690

Healthcare 3.4%
Bristol-Myers Squibb Co.	240,000	5,556
Schering-Plough Corp.	1,035,300	22,984

		28,540

Materials & Processing 4.4%
Alcan, Inc.	927,400	27,377
Dow Chemical Co.	315,000	9,356

		36,733

Technology 14.9%
Agilent Technologies, Inc. (a)(b)	1,330,000	23,887
Hewlett-Packard Co. (b)	2,022,249	35,106
Micron Technology, Inc. (a)(b)	3,058,134	29,786
Sanmina-SCI Corp. (a)(b)	1,342,800	6,029
Teradyne, Inc. (a)(b)	2,303,000	29,962

		124,770

Transportation 3.8%
CSX Corp. (a)(b)	1,139,000	32,245

Utilities 3.9%
PG&E Corp. (a)(b)	2,339,200	32,515

Total Common Stocks (Cost $854,314)		750,025

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 11.3%
Repurchase Agreement 11.3%
State Street Bank
1.050% due 01/02/2003	$94,993	$94,993
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.350% due 11/05/2004 valued at $51,001 and Fannie Mae 1.700% due 12/03/2003 valued at $45,897. Repurchase proceeds are $94,999.)

Total Short-Term Instruments (Cost $94,993)		94,993

Total Investments 100.8% (Cost $949,307)		$845,018
Other Assets and Liabilities (Net) (0.8%)		(6,814)

Net Assets 100.0%		$838,204

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $38,763; cash collateral of $41,589 was received with which the Fund purchased securities.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     57

Schedule of Investments
 PEA Renaissance Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.4%
Aerospace 0.4%
Goodrich Corp. (a)	634,100	$11,617

Capital Goods 9.6%
ArvinMeritor, Inc. (a)	790,000	13,169
CNH Global NV	7,377,400	28,034
Fiat SpA	111,000	903
Navistar International Corp. (a)(b)	3,817,000	92,791
Tyco International Ltd. (a)	5,929,800	101,281
Visteon Corp. (a)	5,285,800	36,789
York International Corp.	686,700	17,559

		290,526

Consumer Discretionary 6.7%
Goodyear Tire & Rubber Co. (a)	1,540,000	10,487
Hasbro, Inc.	286,300	3,307
J.C. Penney Co., Inc. (a)	6,801,300	156,498
Sears, Roebuck & Co.	1,300,000	31,135

		201,427

Consumer Services 4.1%
Liberty Media Corp. ‘A’ (b)	13,785,981	123,247

Consumer Staples 1.0%
Fleming Cos., Inc.	2,775,200	18,233
Loews Corp. - Carolina Group (a)	673,500	13,652

		31,885

Energy 18.0%
Burlington Resources, Inc.	770,000	32,840
Diamond Offshore Drilling, Inc.	1,388,600	30,341
El Paso Corp. (a)(b)	8,496,400	59,135
Nabors Industries Ltd. (a)(b)	3,512,600	123,889
Noble Energy, Inc. (a)	50,000	1,877
Petroleo Brasileiro S.A. SP - ADR	10,000	149
Pride International, Inc. (a)(b)	8,335,000	124,191
Rowan Cos., Inc. (b)	3,225,500	73,219
Tidewater, Inc.	200,000	6,220
Valero Energy Corp. (a)	2,480,000	91,611
Veritas DGC, Inc. (a)(b)	142,800	1,128

		544,600

Financial & Business Services 18.1%
ACE Ltd.	2,346,200	68,837
American Financial Group, Inc. (a)	1,373,460	31,686
AmeriCredit Corp. (b)	6,405,100	49,575
CIGNA Corp.	820,000	33,718
CIT Group, Inc.	2,103,600	41,231
Fairfax Financial Holdings Ltd. (a)	282,850	21,684
Household Finance Corp.	280,000	8,627
Household International, Inc.	3,695,958	102,785
J.P. Morgan Chase & Co.	5,856,800	140,563
Loews Corp.	760,000	33,790
Metris Cos., Inc.	122,149	302
SPDR Trust	150,000	13,234

		546,032

Healthcare 2.5%
HEALTHSOUTH Corp. (b)	11,780,000	49,476
PacifiCare Health Systems, Inc. (b)	796,600	22,345
The Phoenix Cos., Inc. (a)	550,000	4,180

		76,001

Materials & Processing 8.4%
Alcan, Inc.	1,871,000	55,232
Bowater, Inc. (a)	500,000	20,975
Crompton Corp. (b)	1,754,600	10,440
FMC Corp. (a)(b)	455,000	12,431
Freeport-McMoran Copper & Gold, Inc. (a)(b)	750,000	12,585
Georgia-Pacific Corp.	2,115,000	34,178
IMC Global, Inc.	5,657,700	60,368
Phelps Dodge Corp.	210,000	6,646
Solutia, Inc. (a)	6,247,000	22,677
Tembec, Inc. (b)	2,886,800	20,082

		255,614

Technology 16.4%
Advanced Micro Devices, Inc. (a)(b)	8,480,000	54,781
Amkor Technology, Inc. (a)(b)	4,918,100	23,410
Arrow Electronics, Inc. (a)(b)	38,900	497
Credence Systems Corp. (a)(b)	2,631,700	24,398
Kulicke & Soffa Industries, Inc. (a)(b)	2,650,000	15,158
Maxtor Corp. (a)(b)	11,957,900	60,507
Micron Technology, Inc. (a)(b)	11,819,638	115,123
Sanmina-SCI Corp. (b)	23,565,600	105,810
Seagate Technology (a)(b)	1,625,300	17,439
Solectron Corp. (a)(b)	12,400,000	44,020
Teradyne, Inc. (a)(b)	2,615,000	34,021

		495,164

Transportation 7.1%
AMR Corp. (a)(b)	7,798,600	51,471
CSX Corp. (b)	3,464,500	98,080
Swift Transportation Co., Inc. (b)	3,256,300	65,185

		214,736

Utilities 5.1%
Calpine Corp. (b)	30,000	98
PG&E Corp. (a)(b)	9,317,100	129,508
TXU Corp. (a)	1,231,300	23,001
Xcel Energy, Inc. (a)	30,000	330

		152,937

Total Common Stocks (Cost $3,560,190)		2,943,786

CONVERTIBLE BONDS & NOTES 0.2%

	Principal Amount (000s)

Healthcare 0.2%
HEALTHSOUTH Corp.
3.250% due 04/01/2003	$7,000	6,869

Utilities 0.0%
Adelphia Communications Corp.
6.000% due 02/15/2006 (a)(c)	10,000	875

Total Convertible Bonds & Notes (Cost $14,043)		7,744

SHORT-TERM INSTRUMENTS 2.8%
Repurchase Agreement 2.8%
State Street Bank
1.050% due 01/02/2003	83,364	83,364
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 06/15/2004 valued at $51,001 and Freddie Mac 2.560% due 09/10/2004 valued at $34,033. Repurchase proceeds are $83,369.)

Total Short-Term Instruments (Cost $83,364)		83,364

Total Investments 100.4% (Cost $3,657,597)		$3,034,894
Other Assets and Liabilities (Net) (0.4%)		(13,367)

Net Assets 100.0%		$3,021,527

Notes to Schedule of Investments (amounts in thousands):

(a)  Portion of securities on loan with an aggregate market value of $298,943; cash collateral of $315,387 was received with which the Fund purchased securities.

(b)  Non-income producing security.

(c)  Security is in default.

58     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 PEA Growth & Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 2.2%
Lockheed Martin Corp.	25,000	$1,444

Building 1.8%
Archstone-Smith Trust	50,000	1,177

Capital Goods 5.3%
3M Co.	15,000	1,849
Caterpillar, Inc.	35,000	1,600

		3,449

Communications 2.1%
Verizon Communications, Inc.	35,000	1,356

Consumer Discretionary 7.5%
Clear Channel Communications, Inc. (a)	50,000	1,864
General Motors Corp.	75,000	1,732
Wal-Mart Stores, Inc.	25,000	1,263

		4,859

Consumer Services 2.2%
Viacom, Inc. (a)	35,000	1,427

Consumer Staples 6.4%
Philip Morris Cos., Inc.	35,000	1,419
Procter & Gamble Co.	20,000	1,719
SYSCO Corp.	35,000	1,043

		4,181

Energy 7.9%
BP PLC SP - ADR	35,000	1,423
ChevronTexaco Corp.	25,000	1,662
Kinder Morgan Management LLC	65,091	2,056

		5,141

Financial & Business Services 31.4%
American Express Co.	35,000	1,237
American International Group, Inc.	25,000	1,446
Bank of America Corp.	35,000	2,435
Boston Properties, Inc. (a)	50,000	1,843
Citigroup, Inc.	50,000	1,759
Equity Office Properties Trust	35,000	874
Fifth Third Bancorp.	25,000	1,464
First Data Corp.	50,000	1,770
Goldman Sachs Group Inc.	45,100	1,019
J.P. Morgan Chase & Co.	75,000	1,800
Simon Property Group, Inc.	50,000	1,703
Vornado Realty Trust (a)	50,000	1,860
Washington Mutual, Inc.	35,000	1,209

		20,419

Healthcare 8.3%
Forest Laboratories, Inc. (a)	15,000	1,473
Johnson & Johnson	25,000	1,343
Pfizer, Inc.	50,000	1,529
UnitedHealth Group, Inc. (a)	12,500	1,044

		5,389

Materials & Processing 9.3%
E.I. du Pont de Nemours & Co.	50,000	2,120
International Paper Co.	50,000	1,749
Newmont Mining Corp.	75,000	2,177

		6,046

Technology 8.5%
Hewlett-Packard Co.	100,000	1,736
IBM Corp.	25,000	1,938
Microsoft Corp. (a)	35,000	1,810

		5,484

Total Common Stocks (Cost $63,765)		60,372

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 3.8%
Healthcare 1.5%
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009	$1,000	$991

Industrials 2.3%
Cendant Corp.
3.875% due 11/27/2011 (a)	1,500	1,489

Total Convertible Bonds & Notes (Cost $2,568)		2,480

SHORT-TERM INSTRUMENTS 1.4%
Repurchase Agreement 1.4%
State Street Bank
1.050% due 01/02/2003	914	914
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $933. Repurchase proceeds are $914.)

Total Short-Term Instruments (Cost $914)		914

Total Investments 98.1% (Cost $67,247)		$63,766
Other Assets and Liabilities (Net) 1.9%		1,228

Net Assets 100.0%		$64,994

Notes to Schedule of Investments:

(a)  Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     59

Schedule of Investments
 PEA Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.5%
Aerospace 2.4%
Lockheed Martin Corp.	350,000	$20,212

Capital Goods 6.3%
3M Co.	250,000	30,825
Illinois Tool Works, Inc.	350,000	22,701

		53,526

Consumer Discretionary 12.4%
Clear Channel Communications, Inc. (a)	800,000	29,832
Comcast Corp. (a)	400,000	9,024
Kohl’s Corp. (a)	250,000	13,987
Nike, Inc.	250,000	11,118
Target Corp.	500,000	15,000
Wal-Mart Stores, Inc.	500,000	25,255

		104,216

Consumer Services 2.7%
Viacom, Inc. (a)	550,000	22,418

Consumer Staples 8.4%
Kraft Foods, Inc. (a)(b)	500,000	19,465
PepsiCo, Inc.	350,000	14,777
Procter & Gamble Co.	250,000	21,485
SYSCO Corp.	500,000	14,895

		70,622

Financial & Business Services 26.6%
American Express Co.	750,000	26,513
American International Group, Inc.	525,000	30,371
Bank of America Corp.	525,000	36,524
Citigroup, Inc.	550,000	19,355
Fifth Third Bancorp.	500,000	29,275
First Data Corp.	1,000,000	35,410
Morgan Stanley Dean Witter & Co.	350,000	13,972
SLM Corp.	150,000	15,579
Washington Mutual, Inc.	500,000	17,265

		224,264

Healthcare 19.1%
Boston Scientific Corp. (a)	400,000	17,008
Cardinal Health, Inc.	350,000	20,717
Forest Laboratories, Inc. (a)	250,000	24,555
Johnson & Johnson	500,000	26,855
Pfizer, Inc.	1,000,000	30,570
Stryker Corp.	300,000	20,136
UnitedHealth Group, Inc. (a)	250,000	20,875

		160,716

Technology 19.4%
Cisco Systems, Inc. (a)	1,250,000	16,375
Dell Computer Corp. (a)	1,000,000	26,740
Hewlett-Packard Co.	1,250,000	21,700
IBM Corp.	250,000	19,375
Intel Corp.	1,000,000	15,570
Maxim Integrated Products, Inc.	250,000	8,260
Microsoft Corp. (a)	750,000	38,775
Oracle Corp. (a)	850,000	9,180
Texas Instruments, Inc.	500,000	7,505

		163,480

Transportation 2.2%
FedEx Corp.	350,000	18,976

Total Common Stocks (Cost $824,718)		838,430

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (c)	$358,994	$0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
1.050% due 01/02/2003	7,490	7,490
(Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 09/10/2003 valued at $7,643. Repurchase proceeds are $7,490.)

Total Short-Term Instruments (Cost $7,490)		7,490

Total Investments 100.4% (Cost $832,566)		$845,920
Other Assets and Liabilities (Net) (0.4%)		(3,751)

Net Assets 100.0%		$842,169

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $8,572; cash collateral of $8,808 was received with which the Fund purchased securities.

(c)  Security is in default.

60     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 PEA Target Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.5%
Capital Goods 5.6%
Fisher Scientific International, Inc. (a)	300,000	$9,024
ITT Industries, Inc.	100,000	6,069
Skyworks Solutions, Inc. (a)(b)	1,175,000	10,128
SPX Corp. (a)	250,000	9,360
Weatherford International, Inc. (a)	200,000	7,986

		42,567

Communications 1.8%
Echostar Communications Corp. ‘A’ (a)	600,000	13,356

Consumer Discretionary 16.6%
Abercrombie & Fitch Co. ‘A’ (a)	900,000	18,414
AdvancePCS (a)	350,000	7,773
Best Buy Co., Inc. (a)	275,000	6,641
CDW Computer Centers, Inc. (a)	250,000	10,962
Clear Channel Communications, Inc. (a)	175,000	6,526
Coach, Inc. (a)	300,000	9,876
Harman International Industries, Inc.	250,000	14,875
Insight Enterprises, Inc. (a)	600,000	4,986
Linens ‘n Things, Inc. (a)(b)	700,000	15,820
Michaels Stores, Inc. (a)	347,500	10,877
Polaris Industries, Inc. (b)	175,000	10,255
TJX Companies., Inc.	500,000	9,760

		126,765

Consumer Services 6.3%
Apollo Group, Inc. (a)	148,400	6,530
Education Management Corp. (a)	160,000	6,016
Royal Caribbean Cruises Ltd. (b)	350,000	5,845
The Cheesecake Factory, Inc. (a)	275,000	9,941
USA Interactive (a)(b)	375,000	8,572
Weight Watchers International, Inc. (a)	250,000	11,492

		48,396

Energy 2.9%
BJ Services Co. (a)	250,000	8,077
ENSCO International, Inc.	225,000	6,626
Nabors Industries Ltd. (a)	220,000	7,759

		22,462

Financial & Business Services 10.6%
Accenture Ltd. (a)	550,000	9,894
Affiliated Managers Group, Inc. (a)	250,000	12,575
Ambac Financial Group, Inc.	60,000	3,374
Certegy, Inc. (a)	350,000	8,592
Countrywide Credit Industries, Inc.	190,000	9,813
Everest Reinsurance Group Ltd.	150,000	8,295
PartnerRe Ltd.	75,000	3,887
Radian Group, Inc.	100,000	3,715
SEI Investments Co.	400,000	10,856
SLM Corp.	99,800	10,365

		81,366

Healthcare 25.2%
Affymetrix, Inc. (a)	150,000	3,434
AmerisourceBergen Corp.	300,000	16,293
Andrx Group (a)	50,000	734
Boston Scientific Corp. (a)	400,000	17,008
Cytyc Corp. (a)	800,000	8,160
Enzon Pharmaceuticals, Inc. (a)	750,000	12,540
Express Scripts, Inc. (a)	150,000	7,206
Guidant Corp. (a)	100,000	3,085
IDEC Pharmaceuticals Corp. (a)(b)	350,000	11,610
Invitrogen Corp. (a)	150,000	4,694
King Pharmaceuticals, Inc. (a)	750,000	12,893
Medicis Pharmaceutical ‘A’ (a)(b)	350,000	17,385
Quest Diagnostics, Inc. (a)	150,000	8,535
St. Jude Medical, Inc. (a)	400,000	15,888
Teva Pharmaceutical Industries Ltd. SP - ADR	300,000	11,583
Varian Medical Systems, Inc. (a)	390,000	19,344
Waters Corp. (a)	300,000	6,534
WebMD Corp. (a)(b)	100,000	855
WellPoint Health Networks, Inc. (a)	125,000	8,895
Zimmer Holdings, Inc. (a)	150,000	6,228

		192,904

Materials & Processing 1.1%
Alcan, Inc.	275,000	8,118

Technology 24.7%
Adobe Systems, Inc.	150,000	3,737
Affiliated Computer Services, Inc. ‘A’ (a)	250,000	13,163
Autodesk, Inc.	250,000	3,575
BEA Systems, Inc. (a)	850,000	9,750
Brocade Communications Systems, Inc. (a)	800,000	3,312
Cerner Corp. (a)	250,000	7,815
Cymer, Inc. (a)	350,000	11,288
Diebold, Inc.	150,000	6,183
Extreme Networks, Inc. (a)	1,000,000	3,270
Fairchild Semiconductor International, Inc. ‘A’ (a)	750,000	8,033
Flextronics International Ltd. (a)	500,000	4,095
Gentex Corp. (a)(b)	500,000	15,820
Integrated Circuit Systems, Inc. (a)(b)	625,000	11,406
Integrated Device Technology, Inc. (a)(b)	500,000	4,185
Intersil Corp. (a)(b)	404,900	5,644
Intuit, Inc. (a)	50,000	2,346
Marvell Technology Group Ltd. (a)(b)	600,000	11,316
Maxim Integrated Products, Inc.	35,000	1,156
Mercury Interactive Corp. (a)(b)	425,000	12,576
Microchip Technology, Inc.	500,000	12,225
Netscreen Technologies, Inc. (a)(b)	300,000	5,055
Novellus Systems, Inc. (a)	350,000	9,828
The BISYS Group, Inc. (a)	500,000	7,950
UTStarcom, Inc. (a)(b)	700,000	13,881
Xilinx, Inc. (a)	75,000	1,539

		189,148

Utilities 0.7%
Dominion Resources, Inc.	100,000	5,490

Total Common Stocks (Cost $786,948)		730,572

CONVERTIBLE BONDS & NOTES 1.5%

	Principal Amount (000s)

Technology 1.5%
Juniper Networks, Inc.
4.750% due 03/15/2007	$15,000	11,700

Total Convertible Bonds & Notes (Cost $11,399)		11,700

SHORT-TERM INSTRUMENTS 3.6%
Repurchase Agreement 3.6%
State Street Bank
1.050% due 01/02/2003	27,354	27,354
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 12/15/2003 valued at $27,903. Repurchase proceeds are $27,356.)

Total Short-Term Instruments (Cost $27,354)		27,354

Total Investments 100.6% (Cost $825,701)		$769,626
Written Options (c) (0.1%) (Premiums $1,500)		(767)
Other Assets and Liabilities (Net) (0.5%)		(3,660)

Net Assets 100.0%		$765,199

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     61

Schedule of Investments (Cont.)
PEA Target Fund
December 31, 2002 (Unaudited)

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $100,895; cash collateral of $104,154 was received with which the Fund purchased securities.

(c)  Premiums received on written options:

Type	# of Contracts	Premium	Value

CALL - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	$34	$9
CALL - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 60.000 Exp. 02/22/2003	500	29	41
CALL - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	58	39
CALL - PHILADELPHIA Affymetrix, Inc.
Strike @ 35.000 Exp. 01/18/2003	1,000	51	5
Call - CBOE Apollo Group, Inc.
Strike @ 50.000 Exp. 02/22/2003	1,000	78	47
Call - CBOE Boston Scientific Corp.
Strike @ 50.000 Exp. 02/22/2003	500	19	24
Call - AMEX The Cheesecake Factory, Inc.
Strike @ 40.000 Exp. 01/18/2003	2,000	89	35
Call - CBOE CDW Computer Centers, Inc.
Strike @ 65.000 Exp. 01/18/2003	1,000	67	8
Call - AMEX Coach, Inc.
Strike @ 35.000 Exp. 02/22/2003	500	51	75
Call - AMEX Coach, Inc.
Strike @ 40.000 Exp. 02/22/2003	500	24	15
Call - CBOE Express Scripts, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	82	77
Call - PSE Gentex Corp.
Strike @ 35.000 Exp. 01/18/2003	500	19	9
Call - AMEX Harman International
Industries, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	38	74
Call - CBOE IDEC Pharmaceuticals Corp.
Strike @ 50.000 Exp. 01/18/2003	500	48	3
Call - CBOE IDEC Pharmaceuticals Corp.
Strike @ 40.000 Exp. 02/22/2003	500	36	40
CALL - PHILADELPHIA Microchip Technology
Strike @ 35.000 Exp. 01/18/2003	1,000	33	15
Call - CBOE Mercury Interactive Corp.
Strike @ 40.000 Exp. 02/22/2003	500	29	24
Call - AMEX Novellus Systems, Inc.
Strike @ 42.500 Exp. 03/22/2003	500	24	18
Call - AMEX Novellus Systems, Inc.
Strike @ 45.000 Exp. 03/22/2003	500	21	11
Call - CBOE SLM Corp.
Strike @ 115.000 Exp. 01/18/2003	450	55	2
Call - CBOE St. Jude Medical, Inc.
Strike @ 42.500 Exp. 01/18/2003	1,500	115	41
Call - CBOE Teva Pharmaceutical
Industries Ltd.
Strike @ 42.500 Exp. 01/18/2003	1,000	44	10
Call - CBOE USA Interactive
Strike @ 32.500 Exp. 01/18/2003	1,000	64	7
Call - CBOE USA Interactive
Strike @ 30.000 Exp. 01/18/2003	500	44	6
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	34	9
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	69	50
Call - CBOE WellPoint Health Networks, Inc.
Strike @ 90.000 Exp. 01/18/2003	500	56	2
Call - CBOE Weight Watchers
International, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	39	5
Call - CBOE Weight Watchers
International, Inc.
Strike @ 50.000 Exp. 01/18/2003	1,000	83	30
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 01/18/2003	500	47	11
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 012/22/2003	500	20	25

		$1,500	$767

62     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 PEA Opportunity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.7%
Aerospace 2.1%
DRS Technologies, Inc. (a)	91,000	$2,851
The Titan Corp. (a)(b)	231,400	2,407

		5,258

Capital Goods 1.8%
Alliance Gaming Corp. (a)(b)	146,300	2,492
Integrated Defense Technologies, Inc. (a)(b)	5,400	78
Skyworks Solutions, Inc. (a)(b)	209,500	1,806

		4,376

Communications 6.3%
Cumulus Media, Inc. ‘A’ (a)(b)	210,500	3,130
Macromedia, Inc. (a)	210,400	2,241
Matrixone, Inc. (a)(b)	577,483	2,483
Mediacom Communications Corp. (a)(b)	364,900	3,218
Overture Services, Inc. (a)(b)	107,300	2,930
Radio One, Inc. (a)(b)	104,900	1,514

		15,516

Consumer Discretionary 17.7%
Abercrombie & Fitch Co. ‘A’ (a)	161,300	3,300
Cablevision Systems New York Group (a)(b)	182,600	3,057
CSK Auto Corp. (a)(b)	268,200	2,950
Genesco, Inc. (a)(b)	307,330	5,726
Insight Enterprises, Inc. (a)(b)	341,000	2,834
Linens `n Things, Inc. (a)	166,105	3,754
MSC Industrial Direct Co. (a)(b)	207,600	3,685
PETsMART, Inc. (a)	213,600	3,659
RARE Hospitality International, Inc. (a)(b)	149,400	4,126
Reebok International Ltd. (a)(b)	80,062	2,354
Scholastic Corp. (a)	32,800	1,179
Station Casinos, Inc. (a)(b)	198,900	3,521
Take Two Interactive Software (a)(b)	54,000	1,268
The J. Jill Group, Inc. (a)(b)	165,200	2,319

		43,732

Consumer Services 12.2%
Corporate Executive Board Co. (a)(b)	84,800	2,707
Forrester Research, Inc. (a)	250,200	3,896
ITT Educational Services, Inc. (a)(b)	109,900	2,588
Lin Television Corp. (a)(b)	74,893	1,824
Macrovision Corp. (a)(b)	222,788	3,569
Medical Staffing Network Holdings, Inc. (a)(b)	112,400	1,798
Mobile Mini, Inc. (a)(b)	114,200	1,790
MPS Group, Inc. (a)(b)	526,100	2,915
Orient-Express Hotel Ltd. (a)(b)	128,800	1,739
Penn National Gaming, Inc. (a)	153,900	2,465
Regal Entertainment Group (a)(b)	163,700	3,506
Resources Connection, Inc. (a)(b)	53,900	1,251

		30,048

Energy 9.0%
Chesapeake Energy Corp. (b)	405,000	3,135
Grant Prideco, Inc. (a)(b)	368,200	4,286
Key Energy Group, Inc. (a)(b)	542,200	4,864
Pioneer Natural Resources Co. (a)	99,700	2,517
Rowan Cos., Inc. (a)(b)	94,800	2,152
Spinnaker Exploration Co. (a)(b)	129,400	2,853
XTO Energy, Inc. (b)	94,400	2,332

		22,139

Environmental Services 1.6%
Waste Connections, Inc. (a)(b)	104,300	4,027

Financial & Business Services 11.8%
Affiliated Managers Group, Inc. (a)(b)	44,300	2,228
Brown & Brown, Inc. (b)	94,400	3,051
Chicago Mercantile Exchange (a)	16,200	707
Commerce Bancorp., Inc. N.J. (b)	64,100	2,769
East West Bancorp., Inc. (b)	85,900	3,099
FreeMarkets, Inc. (a)(b)	46	0
Hilb, Regal & Hamilton Co. (b)	77,500	3,170
Investors Financial Services Corp. (a)(b)	137,000	3,752
Kroll, Inc. (a)(b)	132,800	2,534
Southwest Bancorp. of Texas, Inc. (a)	44,700	1,288
Steiner Leisure Ltd. (a)(b)	295,000	4,112
UCBH Holdings, Inc. (b)	53,900	2,288

		28,998

Healthcare 13.5%
AMN Healthcare Services, Inc. (a)(b)	71,800	1,214
Centene Corp. (a)(b)	59,300	1,992
Covance, Inc. (a)(b)	79,700	1,960
Coventry Health Care, Inc. (a)	80,400	2,334
Cytyc Corp. (a)(b)	167,135	1,705
Discovery Laboratories, Inc. - Warrant Exp. 03/21/2005 (a)	92,308	34
Enzon Pharmaceuticals, Inc. (a)(b)	72,800	1,217
Eon Labs, Inc. (a)	72,500	1,371
Health Net, Inc. (a)(b)	56,144	1,482
Invitrogen Corp. (a)	59,200	1,852
La Jolla Pharmaceutical Co. (a)(b)	123,300	801
Medicis Pharmaceutical ‘A’ (a)(b)	52,900	2,628
NBTY, Inc. (a)(b)	159,400	2,802
NPS Pharmaceuticals, Inc. (a)(b)	68,000	1,714
Odyssey Healthcare, Inc. (a)(b)	36,370	1,262
Priority Healthcare Corp. (a)(b)	124,000	2,877
Scios, Inc. (a)(b)	34,200	1,114
The Advisory Board Co. (a)	79,600	2,380
Triad Hospitals, Inc. (a)(b)	86,100	2,568

		33,307

Technology 16.1%
Aeroflex, Inc. (a)	439,324	3,031
Answerthink, Inc. (a)(b)	330,100	825
Borland Software Corp. (a)(b)	201,700	2,481
Digital Insight Corp. (a)(b)	299,700	2,605
Documentum, Inc. (a)(b)	225,500	3,531
Emulex Corp. (a)(b)	88,700	1,645
F5 Networks, Inc. (a)(b)	164,700	1,769
Fairchild Semiconductor International, Inc. ‘A’ (a)	222,400	2,382
Getty Images, Inc. (a)	77,514	2,368
Intersil Corp. (a)(b)	115,300	1,607
J.D. Edwards & Co. (a)(b)	300,600	3,391
Lattice Semiconductor Co. (a)(b)	161,300	1,415
Manhattan Associates, Inc. (a)(b)	101,092	2,392
Maxtor Corp. (a)(b)	214,100	1,083
Netscreen Technologies, Inc. (a)(b)	76,400	1,287
RF Micro Devices, Inc. (a)(b)	164,400	1,202
SkillSoft PLC (a)(b)	432,100	1,188
UTStarcom, Inc. (a)(b)	116,600	2,312
Websense, Inc. (a)(b)	146,680	3,133

		39,647

Transportation 7.6%
Atlantic Coast Airlines Holdings (a)(b)	371,000	4,467
J.B. Hunt Transport Services, Inc. (a)(b)	70,700	2,072
Knight Transportation, Inc. (a)(b)	159,800	3,349
Skywest, Inc. (b)	278,400	3,639
Teekay Shipping Corp. (b)	65,000	2,646
UTI Worldwide, Inc. (a)(b)	97,700	2,565

		18,738

Total Common Stocks (Cost $234,649)		245,786

SHORT-TERM INSTRUMENTS 6.7%

	Principal Amount (000s)

Repurchase Agreement 6.7%
State Street Bank
1.050% due 01/02/2003	$16,444	16,444
(Dated 12/31/2002. Collateralized by Federal Farm Credit Bank 4.450% due 05/16/2003 valued at $16,776. Repurchase proceeds are $16,445.)

Total Short-Term Instruments (Cost $16,444)		16,444

Total Investments 106.4% (Cost $251,093)		$262,230
Other Assets and Liabilities (Net) (6.4%)		(15,850)

Net Assets 100.0%		$246,380

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $53,294; cash collateral of $55,621 was received with which the Fund purchased securities.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     63

Schedule of Investments
 PEA Innovation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Capital Goods 0.6%
Silicon Laboratories, Inc. (a)(b)	224,800	$4,289

Communications 2.8%
Nokia Oyj SP - ADR (a)	983,400	15,243
Vodafone Group PLC SP- ADR	351,200	6,364

		21,607

Consumer Discretionary 2.9%
Amazon.com, Inc. (a)(b)	950,700	17,959
Clear Channel Communications, Inc. (a)	128,100	4,777

		22,736

Consumer Services 2.6%
eBay, Inc. (a)	299,500	20,312

Financial & Business Services 2.8%
Accenture Ltd. (a)(b)	1,222,500	21,993

Healthcare 9.9%
Amgen, Inc. (a)	288,000	13,922
Boston Scientific Corp. (a)	253,400	10,775
Cephalon, Inc. (a)(b)	147,600	7,183
Genentech, Inc. (a)	4,500	149
Gilead Sciences, Inc. (a)	323,300	10,992
IDEC Pharmaceuticals Corp. (a)(b)	3,400	113
Scios, Inc. (a)(b)	5,000	163
Teva Pharmaceutical Industries Ltd. SP - ADR	383,900	14,822
WebMD Corp. (a)(b)	918,100	7,850
Zimmer Holdings, Inc. (a)	274,500	11,397

		77,366

Technology 76.0%
Agere Systems, Inc. ‘A’ (a)	2,622,600	3,777
Altera Corp. (a)	1,052,700	12,990
Amdocs Ltd. (a)	620,700	6,095
Applied Materials, Inc. (a)	593,100	7,728
BEA Systems, Inc. (a)	1,683,028	19,304
Broadcom Corp. ‘A’ (a)(b)	1,058,200	15,936
CIENA Corp. (a)	1,594,300	8,195
Cisco Systems, Inc. (a)	621,400	8,140
Cognizant Technology Solutions Corp. (a)(b)	89,900	6,493
Cree, Inc. (a)(b)	475,700	7,778
Cypress Semiconductor Corp. (a)	704,600	4,030
Dell Computer Corp. (a)	886,300	23,700
Emulex Corp. (a)(b)	1,049,795	19,474
Flextronics International Ltd. (a)	1,610,200	13,188
GlobespanVirata, Inc. (a)	192,725	850
Hewlett-Packard Co.	846,800	14,700
IBM Corp.	267,800	20,754
Infosys Technologies Ltd. SP - ADR (b)	82,500	5,738
Intel Corp.	535,400	8,336
International Game Technology (a)	62,700	4,760
International Rectifier Corp. (a)(b)	173,900	3,210
JDS Uniphase Corp. (a)	2,542,900	6,281
Juniper Networks, Inc. (a)(b)	1,138,800	7,744
KLA-Tencor Corp. (a)(b)	389,000	13,759
Kulicke & Soffa Industries, Inc. (a)(b)	1,145,900	6,555
Marvell Technology Group Ltd. (a)(b)	808,827	15,254
Maxim Integrated Products, Inc.	92,700	3,063
Mercury Interactive Corp. (a)(b)	691,400	20,458
Microchip Technology, Inc.	506,357	12,380
Microsoft Corp. (a)	451,500	23,343
National Semiconductor Corp. (a)	1,207,900	18,131
Novellus Systems, Inc. (a)	284,700	7,994
Oracle Corp. (a)	2,219,495	23,971
Pixar, Inc. (a)(b)	149,800	7,938
QLogic Corp. (a)(b)	346,100	11,944
QUALCOMM, Inc. (a)	347,900	12,660
RF Micro Devices, Inc. (a)(b)	2,022,300	14,783
Sanmina-SCI Corp. (a)	2,534,654	11,381
SAP AG (a)(b)	792,600	15,456
Seagate Technology (a)(b)	959,900	10,300
Siebel Systems, Inc. (a)	857,000	6,410
Symantec Corp. (a)	410,400	16,601
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	2,754,838	19,422
Teradyne, Inc. (a)	1,408,864	18,329
United Microelectronics Corp. SP - ADR (b)	1,706,735	5,735
UTStarcom, Inc. (a)(b)	563,500	11,174
VERITAS Software Corp. (a)	775,500	12,113
Vishay Intertechnology, Inc. (a)	662,500	7,407
Vitesse Semiconductor Corp. (a)(b)	788,200	1,722
Western Digital Corp. (a)	1,235,700	7,896
Xilinx, Inc. (a)	672,500	13,800
Yahoo, Inc. (a)	772,500	12,630

		591,810

Total Common Stocks (Cost $826,861)		760,113

SHORT-TERM INSTRUMENTS 4.2%

	Principal Amount (000s)

Repurchase Agreement 4.2%
State Street Bank
1.050% due 01/02/2003	$32,838	32,838
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.000% due 11/21/2003 valued at $33,500. Repurchase proceeds are $32,840.)

Total Short-Term Instruments (Cost $32,838)		32,838

Total Investments 101.8% (Cost $859,699)		$792,951
Other Assets and Liabilities (Net) (1.8%)		(13,709)

Net Assets 100.0%		$779,242

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $158,667; cash collateral of $167,882 was received with which the Fund purchased securities.

64     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 CCM Mega-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.4%
Aerospace 1.7%
Lockheed Martin Corp.	500	$29

Capital Goods 5.4%
3M Co.	200	25
General Electric Co.	2,000	49
Viad Corp.	800	18

		92

Communications 2.7%
Nextel Communications, Inc. (a)(b)	1,700	20
Westwood One, Inc. (a)	700	26

		46

Consumer Discretionary 13.1%
Bed, Bath & Beyond, Inc. (a)	700	24
Clear Channel Communications, Inc. (a)	700	26
Fox Entertainment Group, Inc. (a)(b)	1,000	26
Gap, Inc.	1,100	17
Harley-Davidson, Inc.	400	18
Lowe’s Cos., Inc.	500	19
Staples, Inc. (a)	900	16
Viacom, Inc. ‘A’ (a)	700	29
Wal-Mart Stores, Inc.	1,000	50

		225

Consumer Services 4.7%
Accredo Health, Inc. (a)	750	26
eBay, Inc. (a)	400	27
Weight Watchers International, Inc. (a)	600	28

		81

Consumer Staples 8.3%
Anheuser-Busch Cos., Inc.	700	34
Colgate-Palmolive Co.	500	26
Pepsi Bottling Group, Inc.	1,000	26
PepsiCo, Inc.	700	30
Procter & Gamble Co.	300	26

		142

Energy 1.7%
Anadarko Petroleum Corp.	600	29

Financial & Business Services 7.5%
American International Group, Inc.	600	35
Fannie Mae	400	26
New York Community Bancorp., Inc.	600	17
SLM Corp.	300	31
Wells Fargo & Co.	400	19

		128

Healthcare 22.0%
Affymetrix, Inc. (a)(b)	700	16
Amgen, Inc. (a)	500	24
Express Scripts, Inc. (a)(b)	400	19
Forest Laboratories, Inc. (a)	300	29
Gilead Sciences, Inc. (a)(b)	700	24
Johnson & Johnson	1,076	58
Merck & Co., Inc.	400	23
Pfizer, Inc.	2,800	86
Pharmacia Corp.	400	17
St. Jude Medical, Inc. (a)	800	32
Varian Medical Systems, Inc. (a)	400	20
WellPoint Health Networks, Inc. (a)	400	28

		376

Technology 27.3%
Chiron Corp. (a)(b)	400	15
Cisco Systems, Inc. (a)	3,200	42
Citrix Systems, Inc. (a)(b)	1,400	17
Dell Computer Corp. (a)	1,100	29
Emulex Corp. (a)(b)	800	15
IBM Corp.	300	23
Intel Corp.	1,000	16
Intuit, Inc. (a)	500	23
Lexmark International, Inc. (a)	400	24
Microchip Technology, Inc.	1,100	27
Microsoft Corp. (a)	1,900	98
Network Associates, Inc. (a)(b)	1,300	21
QLogic Corp. (a)(b)	500	17
Storage Technology Corp. (a)(b)	1,400	30
Symantec Corp. (a)(b)	700	28
Synopsys, Inc. (a)(b)	400	18
Yahoo, Inc. (a)(b)	1,500	25

		468

Total Common Stocks (Cost $1,660)		1,616

SHORT-TERM INSTRUMENTS 6.5%

	Principal Amount (000s)

Repurchase Agreement 6.5%
State Street Bank
1.050% due 01/02/2003	$112	112
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 12/15/2003 valued at $115. Repurchase proceeds are $112.)

Total Short-Term Instruments (Cost $112)		112

Total Investments 100.9% (Cost $1,772)		$1,728
Other Assets and Liabilities (Net) (0.9%)		(16)

Net Assets 100.0%		$1,712

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $87; cash collateral of $90 was received with which the Fund purchased securities.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     65

Schedule of Investments
 CCM Capital Appreciation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.7%
Aerospace 0.6%
Lockheed Martin Corp.	64,700	$3,736

Building 1.9%
Centex Corp. (a)	129,900	6,521
D.R. Horton, Inc. (a)	297,600	5,163

		11,684

Capital Goods 5.1%
3M Co.	56,000	6,905
Deere & Co.	96,200	4,411
General Electric Co.	581,400	14,157
ITT Industries, Inc.	98,500	5,978

		31,451

Communications 2.1%
AT&T Corp.	188,720	4,928
CenturyTel, Inc. (a)	157,500	4,627
Nextel Communications, Inc. (a)(b)	332,800	3,844

		13,399

Consumer Discretionary 9.8%
AutoZone, Inc. (a)(b)	45,100	3,186
Clear Channel Communications, Inc. (b)	163,100	6,082
Ecolab, Inc. (a)	134,200	6,643
Gap, Inc.	417,900	6,486
Harley-Davidson, Inc.	145,200	6,708
Lowe’s Cos., Inc.	153,100	5,741
Newell Rubbermaid, Inc. (a)	188,900	5,729
Staples, Inc. (a)(b)	346,400	6,339
Wal-Mart Stores, Inc.	276,300	13,956

		60,870

Consumer Services 3.6%
Carnival Corp. (a)	183,100	4,568
eBay, Inc. (a)(b)	90,800	6,158
Tribune Co.	114,300	5,196
Viacom, Inc. (a)(b)	158,200	6,448

		22,370

Consumer Staples 9.5%
Anheuser-Busch Cos., Inc.	122,400	5,924
Colgate-Palmolive Co.	123,200	6,459
Dean Foods Co. (a)(b)	175,100	6,496
Fortune Brands, Inc.	154,000	7,163
Gillette Co.	227,500	6,907
Pepsi Bottling Group, Inc.	299,600	7,700
PepsiCo, Inc.	144,700	6,109
Procter & Gamble Co.	79,700	6,849
SYSCO Corp. (a)	171,500	5,109

		58,716

Energy 8.0%
Anadarko Petroleum Corp. (a)	113,300	5,427
Devon Energy Corp.	133,500	6,128
EOG Resources, Inc. (a)	166,600	6,651
Exxon Mobil Corp.	318,500	11,128
Occidental Petroleum Corp. (a)	241,000	6,856
Ocean Energy, Inc.	344,000	6,870
Southern Co.	234,200	6,649

		49,709

Financial & Business Services 17.3%
American Express Co.	187,100	6,614
American International Group, Inc.	172,660	9,988
Bank of America Corp.	115,000	8,001
Bear Stearns Co., Inc. (a)	113,900	6,766
Citigroup, Inc.	340,995	12,000
Countrywide Credit Industries, Inc.	129,600	6,694
Fannie Mae	102,600	6,600
First Tennessee National Corp.	183,700	6,602
H&R Block, Inc. (a)	169,200	6,802
Key Corp.	134,400	3,379
Legg Mason, Inc.	137,100	6,655
North Fork Bancorp., Inc.	89,900	3,033
Safeco Corp.	179,800	6,234
SLM Corp.	30,300	3,147
Sovereign Bancorp., Inc. (a)	468,700	6,585
Wachovia Corp.	97,900	3,568
Wells Fargo & Co.	107,400	5,034

		107,702

Healthcare 17.6%
Amgen, Inc. (a)(b)	122,100	5,902
Express Scripts, Inc. (a)(b)	124,700	5,991
Forest Laboratories, Inc. (a)(b)	69,100	6,787
Gilead Sciences, Inc. (a)(b)	181,100	6,157
Johnson & Johnson	198,808	10,678
McKesson Corp.	243,700	6,587
Medtronic, Inc. (a)	113,500	5,176
Merck & Co., Inc.	113,000	6,397
Pfizer, Inc.	537,500	16,431
Pharmacia Corp.	73,600	3,077
Quest Diagnostics, Inc. (a)(b)	58,100	3,306
St. Jude Medical, Inc. (a)(b)	169,800	6,744
United Health Group, Inc. (a)(b)	93,900	7,841
Varian Medical Systems, Inc. (a)(b)	132,600	6,577
WellPoint Health Networks, Inc. (b)	70,000	4,981
Zimmer Holdings, Inc. (a)(b)	158,000	6,560

		109,192

Technology 20.2%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	143,800	7,571
BEA Systems, Inc. (a)(b)	447,500	5,133
Chiron Corp. (a)(b)	81,300	3,057
Cisco Systems, Inc. (b)	547,800	7,176
Dell Computer Corp. (b)	226,800	6,065
Hewlett-Packard Co.	337,000	5,850
IBM Corp.	130,900	10,145
Intel Corp.	207,200	3,226
International Game Technology (b)	49,000	3,720
Intuit, Inc. (b)	136,100	6,386
L-3 Communications Holdings, Inc. (a)(b)	119,000	5,344
Lexmark International, Inc. (a)(b)	101,600	6,147
Microchip Technology, Inc.	242,800	5,937
Microsoft Corp. (b)	487,400	25,199
Network Associates, Inc. (a)(b)	392,900	6,322
Rockwell Automation, Inc.	279,500	5,788
Symantec Corp. (a)(b)	173,800	7,030
Synopsys, Inc. (a)(b)	111,300	5,137

		125,233

Transportation 1.0%
Union Pacific Corp.	104,700	6,268

Total Common Stocks (Cost $615,824)		600,330

SHORT-TERM INSTRUMENTS 3.8%

	Principal Amount (000s)

Repurchase Agreement 3.8%
State Street Bank
1.050% due 01/02/2003	$23,366	23,366
(Dated 12/31/2002. Collateralized by Fannie Mae 2.500% due 10/01/2004 valued at $23,835. Repurchase proceeds are $23,367.)

Total Short-Term Instruments (Cost $23,366)		23,366

Total Investments 100.5% (Cost $639,190)		$623,696
Other Assets and Liabilities (Net) (0.5%)		(3,206)

Net Assets 100.0%		$620,490

Notes to Schedule of Investments (amounts in thousands):

(a)  Portion of securities on loan with an aggregate market value of $30,888; cash collateral of $32,088 was received with which the Fund purchased securities.

(b)  Non-income producing security.

66     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 CCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.8%
Aerospace 0.5%
The Titan Corp. (a)(b)	267,200	$2,779

Building 2.8%
D.R. Horton, Inc. (b)	325,099	5,640
Lennar Corp. (a)(b)	99,683	5,144
NVR, Inc. (a)	14,000	4,557

		15,341

Capital Goods 4.7%
AGCO Corp. (a)	121,600	2,687
Danaher Corp. (b)	102,800	6,754
ITT Industries, Inc.	88,700	5,383
Viad Corp.	251,300	5,617
Zebra Technologies Corp. (a)	91,300	5,231

		25,672

Communications 4.7%
CenturyTel, Inc. (b)	147,000	4,319
Cox Radio, Inc. (a)(b)	264,666	6,037
Cumulus Media, Inc. ‘A’ (a)(b)	361,500	5,375
Nextel Communications, Inc. (a)(b)	282,700	3,265
Westwood One, Inc. (a)	180,774	6,754

		25,750

Consumer Discretionary 13.7%
AutoZone, Inc. (a)(b)	39,200	2,769
Bed, Bath & Beyond, Inc. (a)	189,300	6,536
Bemis, Inc. (b)	114,900	5,702
Black & Decker Corp.	127,900	5,486
Coach, Inc. (a)	171,976	5,661
Columbia Sportswear Co. (a)(b)	124,700	5,539
Constellation Brands, Inc. ‘A’ (a)(b)	229,400	5,439
Ecolab, Inc. (b)	113,500	5,618
J.C. Penney Co., Inc. (b)	243,600	5,605
Nordstrom, Inc.	237,900	4,513
PETsMART, Inc. (a)	304,800	5,221
Ross Stores, Inc. (b)	132,200	5,603
Staples, Inc. (a)	293,800	5,377
Williams-Sonoma, Inc. (a)(b)	201,800	5,471

		74,540

Consumer Services 9.3%
Accredo Health, Inc. (a)(b)	149,099	5,256
Apollo Group, Inc. (a)(b)	161,799	7,119
Career Education Corp. (a)(b)	182,900	7,316
CBRL Group, Inc. (b)	204,700	6,168
E.W. Scripps Co. (b)	78,603	6,048
GTECH Holdings Corp. (a)(b)	208,900	5,820
Hearst-Argyle Television, Inc. (a)(b)	292,800	7,059
Weight Watchers International, Inc. (a)(b)	117,600	5,406

		50,192

Consumer Staples 7.4%
Adolph Coors Co. ‘B’	90,100	5,519
Coca-Cola Enterprises, Inc.	260,700	5,662
Dean Foods Co. (a)(b)	151,400	5,617
Fortune Brands, Inc.	116,000	5,395
McCormick & Co.	285,600	6,626
Pepsi Bottling Group, Inc.	235,700	6,057
Sensient Technologies Corp. (b)	235,500	5,292

		40,168

Energy 6.2%
Apache Corp.	99,200	5,653
Devon Energy Corp.	119,600	5,490
EOG Resources, Inc.	142,200	5,677
Ocean Energy, Inc.	296,221	5,916
Pioneer Natural Resources Co. (a)	221,900	5,603
XTO Energy, Inc.	218,000	5,385

		33,724

Financial & Business Services 13.9%
Ambac Financial Group, Inc.	95,800	5,388
Associates Corp. of North America (b)	164,389	5,579
Bear Stearns Co., Inc. (b)	95,100	5,649
Commerce Bancorp, Inc. N.J. (b)	62,978	2,720
Countrywide Credit Industries, Inc. (b)	105,900	5,470
First Tennessee National Corp.	159,500	5,732
General Growth Properties, Inc.	119,000	6,188
GreenPoint Financial Corp.	131,400	5,937
Hudson City Bancorp., Inc.	233,700	4,354
Legg Mason, Inc. (a)(b)	116,213	5,641
New York Community Bancorp., Inc.	186,100	5,375
North Fork Bancorp., Inc.	77,944	2,630
Old Republic International Corp.	198,100	5,547
Rosyln Bancorp., Inc.	34,500	622
SLM Corp.	27,000	2,804
Sovereign Bancorp., Inc. (b)	404,700	5,686

		75,322

Healthcare 11.7%
C.R. Bard, Inc.	20,000	1,160
Covance, Inc. (a)	45,800	1,123
Express Scripts, Inc. (a)(b)	107,700	5,174
Gilead Sciences, Inc. (a)	157,500	5,355
Henry Schein, Inc. (a)	120,900	5,440
McKesson Corp. (b)	194,600	5,260
Omnicare, Inc. (b)	228,300	5,440
Quest Diagnostics, Inc. (a)(b)	91,900	5,229
St. Jude Medical, Inc. (a)	158,600	6,300
STERIS Corp. (a)	228,900	5,551
Varian Medical Systems, Inc. (a)	114,400	5,674
WellPoint Health Networks, Inc. (a)	85,100	6,056
Zimmer Holdings, Inc. (a)	137,200	5,697

		63,459

Materials & Processing 2.4%
Ball Corp.	139,900	7,161
Praxair, Inc. (b)	97,500	5,633

		12,794

Technology 18.4%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	115,318	6,071
American Power Conversion Corp. (a)	121,800	1,845
Ametek, Inc. (b)	146,700	5,646
BMC Software, Inc. (a)	332,200	5,684
Citrix Systems, Inc. (a)(b)	460,600	5,675
Computer Associates International, Inc. (b)	401,100	5,415
Diebold, Inc. (b)	176,800	7,288
Emulex Corp. (a)(b)	313,600	5,817
Integrated Circuit Systems, Inc. (a)(b)	325,400	5,939
International Game Technology (a)	43,633	3,313
Intuit, Inc. (a)(b)	132,800	6,231
L-3 Communications Holdings, Inc. (a)(b)	100,100	4,495
Lexmark International, Inc. (a)	87,800	5,312
Microchip Technology, Inc.	242,500	5,929
Rockwell Automation, Inc.	297,100	6,153
Storage Technology Corp. (a)	325,900	6,981
Symantec Corp. (a)(b)	160,400	6,488
Synopsys, Inc. (a)(b)	121,100	5,589

		99,871

Utilities 1.1%
Entergy Corp.	130,700	5,959

Total Common Stocks (Cost $512,737)		525,571

SHORT-TERM INSTRUMENTS 5.0%

	Principal Amount (000s)

Repurchase Agreement 5.0%
State Street Bank
1.050% due 01/02/2003	$27,341	27,341
(Dated 12/31/2002. Collateralized by Federal 0.000% due 01/08/2003 valued at $27,890. Home Loan Bank Repurchase proceeds are $27,343.)

Total Short-Term Instruments (Cost $27,341)		27,341

Total Investments 101.8% (Cost $540,078)		$552,912
Other Assets and Liabilities (Net) (1.8%)		(9,986)

Net Assets 100.0%		$542,926

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $26,650; cash collateral of $27,548 was received with which the Fund purchased securities.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     67

Schedule of Investments
 CCM Emerging Companies Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 90.5%
Aerospace 1.8%
Moog, Inc. (a)	131,600	$4,085

Capital Goods 8.6%
Alliance Gaming Corp. (a)	275,100	4,685
Daktronics, Inc. (a)	105,900	1,417
Engineered Support Systems, Inc. (b)	33,250	1,219
Hydril Co. (a)	133,800	3,154
II-VI, Inc.	145,300	2,334
OmniVision Technologies, Inc. (a)(b)	127,900	1,736
OSI Systems, Inc. (a)(b)	116,200	1,973
The Boston Beer Company, Inc. (a)(b)	72,600	1,038
White Electronic Designs Corp. (a)	342,700	2,622

		20,178

Communications 1.8%
Boston Communications Group, Inc. (a)(b)	173,600	2,206
WebEx Communications, Inc. (a)(b)	126,400	1,896

		4,102

Consumer Discretionary 8.8%
Friedmans, Inc.	255,500	2,218
Guitar Center, Inc. (a)(b)	137,400	2,275
Jarden Corp. (a)	159,600	3,810
Jo-Ann Stores, Inc. (a)(b)	103,400	2,375
Movie Gallery, Inc. (a)	131,825	1,702
Quiksilver, Inc. (a)	89,600	2,389
Racing Champions Corp. (a)	203,000	2,771
Shuffle Master, Inc. (a)(b)	152,250	2,909

		20,449

Consumer Services 5.1%
Alloy, Inc. (a)	162,400	1,778
Labor Ready, Inc. (a)(b)	187,000	1,201
Penn National Gaming, Inc. (a)	210,400	3,371
Regent Communications, Inc. (a)(b)	392,100	2,317
Scientific Games Corp. (a)	457,700	3,323

		11,990

Consumer Staples 1.0%
Wild Oats Markets, Inc. (a)	236,400	2,440

Energy 5.1%
Evergreen Resources, Inc. (a)(b)	29,300	1,314
Patina Oil & Gas Corp. (b)	112,200	3,551
Ultra Petroleum Corp. (a)	705,200	6,981

		11,846

Financial & Business Services 19.1%
Alabama National Bancorp., Inc.	55,800	2,427
Bay View Capital Corp. (a)(b)	757,300	4,354
Brookline Bancorp., Inc.	217,400	2,587
Cash America International, Inc.	652,800	6,215
Cathay Bancorp., Inc.	74,000	2,811
FTI Consulting, Inc. (a)(b)	129,950	5,217
Kroll, Inc. (a)	135,100	2,578
NetBank, Inc. (a)	149,900	1,441
People’s Bancorp., Inc.	97,200	2,488
Port Financial Corp.	45,060	2,011
Quaker City Bancorp., Inc. (a)	104,475	3,440
Sterling Financial Corp. (a)	150,600	2,834
UCBH Holdings, Inc. (b)	59,100	2,509
Westcorp	173,400	3,641

		44,553

Healthcare 23.7%
Advanced Neuromodulation Systems, Inc. (a)	166,900	5,858
Allos Therapeutics (a)	130,000	978
AtheroGenics, Inc. (b)	303,900	2,252
BioMarin Pharmaceutical, Inc. (a)(b)	430,500	3,035
Connetics Corp. (a)	233,600	2,808
Diversa Corp. (a)(b)	338,000	3,059
Exact Sciences Corp. (a)(b)	340,700	3,690
Gen-Probe, Inc. (a)(b)	136,300	3,243
Immucor, Inc. (a)(b)	194,200	3,933
Kensey Nash Corp. (a)	55,100	1,010
LabOne, Inc. (a)(b)	216,700	3,840
Meridian Medical Technologies, Inc. (a)(b)	109,300	4,853
Neurocrine Biosciences, Inc. (a)	52,000	2,375
Telik, Inc. (a)(b)	142,700	1,664
The Advisory Board Co. (a)	166,500	4,978
Thoratec Corp. (a)	358,500	2,735
VCA Antech, Inc. (a)	167,000	2,505
Zoll Medical Corp. (a)(b)	72,300	2,579

		55,395

Technology 15.5%
@Road, Inc. (a)(b)	474,000	1,958
Altiris, Inc. (a)(b)	186,800	2,974
Artisan Components, Inc. (a)(b)	138,500	2,137
Avid Technology, Inc. (a)(b)	103,700	2,380
ePlus, Inc. (a)	317,800	2,240
j2 Global Communications, Inc. (a)(b)	161,300	3,071
ManTech International Corp. (a)	152,500	2,905
Packeteer, Inc. (a)	353,400	2,424
PEC Solutions, Inc. (a)(b)	73,000	2,183
Pinnacle Systems, Inc. (a)	307,600	4,186
Tekelec (a)(b)	233,600	2,441
Tyler Technologies, Inc. (a)	338,000	1,409
Verint Systems, Inc. (a)(b)	180,460	3,642
Websense, Inc. (a)	111,000	2,371

		36,321

Total Common Stocks (Cost $201,493)		211,359

SHORT-TERM INSTRUMENTS 10.6%

	Principal Amount (000s)

Repurchase Agreement 10.6%
State Street Bank
1.050% due 01/02/2003	$24,819	24,819
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 5.375% due 05/15/2009 valued at $25,316. Repurchase proceeds are $24,820.)

Total Short-Term Instruments (Cost $24,819)		24,819

Total Investments 101.1% (Cost $226,312)		$236,178
Other Assets and Liabilities (Net) (1.1%)		(2,535)

Net Assets 100.0%		$233,643

Notes to Schedule of Investments (amounts in thousands):

(a)  Non-income producing security.

(b)  Portion of securities on loan with an aggregate market value of $11,721; cash collateral of $12,292 was received with which the Fund purchased securities.

68     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 NFJ Equity Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.9%
Aerospace 2.1%
Goodrich Corp.	59,900	$1,097

Capital Goods 5.7%
Caterpillar, Inc.	20,800	951
Cooper Industries, Ltd.	27,300	995
Textron, Inc.	22,500	967

		2,913

Communications 5.7%
Sprint Corp.	70,000	1,014
Verizon Communications, Inc.	50,100	1,941

		2,955

Consumer Discretionary 13.2%
Eastman Kodak Co. (a)	54,700	1,917
General Motors Corp.	52,800	1,946
The May Department Stores Co.	42,500	977
VF Corp.	54,800	1,975

		6,815

Consumer Staples 11.5%
ConAgra Foods, Inc.	38,700	968
Fortune Brands, Inc.	21,000	977
RJ Reynolds Tobacco Holdings, Inc.	47,600	2,004
SUPERVALU, Inc. (a)	119,700	1,976

		5,925

Energy 9.5%
ConocoPhillips	20,506	992
Halliburton Co.	51,500	964
KeySpan Corp.	27,600	973
Marathon Oil Corp.	46,600	992
Occidental Petroleum Corp.	33,600	956

		4,877

Financial & Business Services 28.2%
CIGNA Corp.	22,600	929
Deluxe Corp.	23,700	998
Duke Realty Corp.	38,000	967
FleetBoston Financial Corp.	39,900	970
HRPT Properties Trust	116,000	956
J.P. Morgan Chase & Co.	42,000	1,008
Key Corp.	78,300	1,968
Lincoln National Corp.	60,000	1,895
Morgan Stanley Dean Witter & Co.	23,600	942
Union Planters Corp.	69,500	1,956
UnumProvident Corp.	55,800	979
Washington Mutual, Inc.	28,100	970

		14,538

Healthcare 3.8%
Bristol-Myers Squibb Co.	40,900	947
GlaxoSmithKline PLC (a)	26,600	996

		1,943

Materials & Processing 2.0%
Georgia-Pacific Corp.	65,200	1,054

Technology 2.0%
Hewlett-Packard Co.	60,300	1,047

Transportation 1.9%
Burlington Northern Santa Fe Corp.	37,400	973

Utilities 9.3%
American Electric Power Co., Inc.	35,500	970
CMS Energy Corp. (a)	62,000	585
DTE Energy Co.	22,000	1,021
NICOR, Inc.	29,800	1,014
TXU Corp. (a)	63,800	1,192

		4,782

Total Common Stocks (Cost $50,231)		48,919

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 4.8%
Repurchase Agreement 4.8%
State Street Bank
1.050% due 01/02/2003	$2,488	$2,488
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.375% due 05/15/2004 valued at $2,541. Repurchase proceeds are $2,488.)

Total Short-Term Instruments (Cost $2,488)		2,488

Total Investments 99.7% (Cost $52,719)		$51,407
Other Assets and Liabilities (Net) 0.3%		129

Net Assets 100.0%		$51,536

Notes to Schedule of Investments (amounts in thousands):

(a)  Portion of securities on loan with an aggregate market value of $35; cash collateral of $36 was received with which the Fund purchased securities.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     69

Schedule of Investments
 NFJ Basic Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Building 1.8%
Centex Corp. (a)	1,100	$55

Capital Goods 1.9%
Ingersoll-Rand Co. ‘A’	1,300	56

Communications 3.5%
Sprint Corp.	3,600	52
Verizon Communications, Inc.	1,400	54

		106

Consumer Discretionary 15.4%
Eastman Kodak Co. (a)	1,500	53
General Motors Corp. (a)	2,900	107
Sears, Roebuck & Co.	2,300	55
Tupperware Corp.	6,000	91
VF Corp.	3,000	108
Whirlpool Corp.	1,000	52

		466

Consumer Services 1.9%
Knight-Ridder, Inc.	900	57

Consumer Staples 14.3%
Adolph Coors Co. ‘B’	900	55
ConAgra Foods, Inc.	2,100	53
Fortune Brands, Inc.	1,200	56
Pepsi Bottling Group, Inc.	2,100	54
RJ Reynolds Tobacco Holdings, Inc.	2,500	105
SUPERVALU, Inc. (a)	6,600	109

		432

Energy 7.1%
Amerada Hess Corp.	1,000	55
ConocoPhillips	2,200	106
Valero Energy Corp.	1,500	55

		216

Financial & Business Services 21.4%
Deluxe Corp.	2,600	109
Duke Realty Corp.	2,100	53
J.P. Morgan Chase & Co.	2,200	53
Key Corp.	2,100	53
Lincoln National Corp.	1,700	54
Loews Corp.	1,300	58
MGIC Investment Corp.	1,300	54
Union Planters Corp.	3,800	107
UnumProvident Corp.	3,000	53
Washington Mutual, Inc.	1,500	52

		646

Healthcare 7.2%
Becton Dickinson & Co.	1,800	55
Bristol-Myers Squibb Co.	2,300	53
GlaxoSmithKline PLC (a)	1,500	56
Oxford Health Plans, Inc. (b)	1,500	55

		219

Materials & Processing 3.6%
Alcan, Inc.	1,800	53
Georgia-Pacific Corp.	3,400	55

		108

Technology 3.6%
Hewlett-Packard Co.	3,100	54
Lexmark International, Inc. (b)	900	54

		108

Transportation 1.8%
Burlington Northern Santa Fe Corp.	2,100	55

Utilities 5.7%
DTE Energy Co.	1,200	56
NICOR, Inc. (a)	1,600	54
TXU Corp. (a)	3,300	62

		172

Total Common Stocks (Cost $2,786)		2,696

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 9.5%
Repurchase Agreement 9.5%
State Street Bank
1.050% due 01/02/2003	$286	$286
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 01/14/2004 valued at $295. Repurchase proceeds are $286.)

Total Short-Term Instruments (Cost $286)		286

Total Investments 98.7% (Cost $3,072)		$2,982
Other Assets and Liabilities (Net) 1.3%		40

Net Assets 100.0%		$3,022

Notes to Schedule of Investments (amounts in thousands):

(a)  Portion of securities on loan with an aggregate market value of $146; cash collateral of $150 was received with which the Fund purchased securities.

(b)  Non-income producing security.

70     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 NFJ Small-Cap Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 0.8%
Kaman Corp. ‘A’ (a)	740,000	$8,140

Building 1.3%
Butler Manufacturing Co.	183,800	3,557
Hughes Supply, Inc.	344,000	9,398

		12,955

Capital Goods 9.7%
Acuity Brands, Inc.	730,000	9,884
ArvinMeritor, Inc. (a)	609,000	10,152
Barnes Group, Inc.	440,000	8,954
Gatx Capital Corp. (a)	422,000	9,630
GenCorp, Inc. (a)	1,277,000	10,114
Harsco Corp. (a)	326,000	10,396
Precision Castparts Corp. (a)	455,000	11,034
Regal-Beloit Corp. (a)	507,000	10,495
Tecumseh Products Co. ‘A’	212,000	9,356
York International Corp. (a)	383,000	9,793

		99,808

Consumer Discretionary 13.9%
Arctic Cat, Inc. (a)	580,000	9,280
Banta Corp.	313,000	9,788
Brown Shoe Co., Inc. (a)	479,000	11,415
Burlington Coat Factory Warehouse Corp. (a)	488,000	8,760
Claire’s Stores, Inc. (a)	416,000	9,181
Ennis Business Forms, Inc.	641,700	7,457
Kellwood Co. (a)	376,000	9,776
Kimball International, Inc. ‘B’	586,000	8,350
Lancaster Colony Corp. (a)	261,000	10,200
Lance, Inc.	841,000	9,957
Libbey, Inc.	69,300	1,802
Ruddick Corp. (a)	685,000	9,378
Russ Berrie & Co., Inc. (a)	282,000	9,526
Russell Corp.	593,000	9,927
Sturm Ruger & Co., Inc.	820,000	7,847
Tupperware Corp. (a)	638,000	9,621

		142,265

Consumer Services 2.8%
Bob Evans Farms, Inc. (a)	403,500	9,422
Chemed Corp.	271,000	9,580
Hollinger International, Inc. (a)	950,000	9,652

		28,654

Consumer Staples 4.6%
Casey’s General Stores, Inc. (a)	769,000	9,389
Corn Products International, Inc.	318,000	9,581
Fresh Del Monte Produce, Inc. (a)	522,000	9,871
Sensient Technologies Corp. (a)	413,000	9,280
Universal Corp.	255,000	9,425

		47,546

Energy 9.2%
Berry Petroleum Co. ‘A’	495,000	8,440
Cabot Oil & Gas Corp. ‘A’	394,000	9,763
Cimarex Energy Co. (a)(b)	132,866	2,378
Helmerich & Payne, Inc.	260,000	7,257
Northwest Natural Gas Co.	359,000	9,715
Patina Oil & Gas Corp. (a)	310,000	9,811
St. Mary Land & Exploration Co. (a)	384,000	9,600
UGI Corp. (a)	253,000	9,460
Vintage Petroleum, Inc.	956,000	10,086
World Fuel Services Corp.	422,000	8,651
XTO Energy, Inc. (a)	392,000	9,682

		94,843

Financial & Business Services 22.4%
AmerUs Group Co. (a)	333,000	9,414
BancorpSouth, Inc. (a)	493,000	9,574
CBL & Associates Properties, Inc.	242,000	9,692
CNA Surety Corp.	378,400	2,970
Commercial Federal Corp. (a)	424,000	9,900
Delphi Financial Group, Inc. ‘A’ (a)	252,000	9,566
First Industrial Realty Trust, Inc.	337,000	9,436
Health Care Property Investors, Inc.	245,000	9,383
Healthcare Realty Trust, Inc.	336,000	9,828
Hudson United Bancorp. (a)	307,000	9,548
LandAmerica Financial Group, Inc. (a)	260,000	9,217
McGrath Rentcorp (a)	416,000	9,668
New Plan Excel Realty Trust, Inc.	482,000	9,201
Old National Bancorp. (a)	390,000	9,477
Prentiss Properties Trust	337,000	9,530
Presidential Life Corp. (a)	663,000	6,584
Provident Financial Group, Inc. (a)	367,000	9,553
Seacoast Financial Services Corp. (a)	472,000	9,445
Shurgard Storage Centers, Inc. ‘A’	303,000	9,496
Susquehanna Bancshares, Inc.	464,000	9,637
SWS Group, Inc. (a)	710,600	9,636
UMB Financial Corp.	235,000	8,991
United Dominion Realty Trust	607,000	9,931
Wallace Computer Services, Inc. (a)	495,000	10,647
Washington Federal, Inc. (a)	385,000	9,567

		229,891

Healthcare 3.8%
Arrow International, Inc.	246,000	10,005
Cooper Cos., Inc. (a)	392,300	9,815
Invacare Corp. (a)	285,000	9,490
Owens & Minor, Inc. (a)	572,000	9,392

		38,702

Materials & Processing 10.5%
CLARCOR, Inc.	290,000	9,358
Commercial Metals Co.	605,000	9,825
Florida Rock Industries, Inc. (a)	256,000	9,741
Fording, Inc. (a)	533,000	11,172
Goldcorp, Inc.	875,000	11,130
Lincoln Electric Holdings, Inc.	413,000	9,561
Lubrizol Corp. (a)	309,000	9,424
Massey Energy Co. (a)	680,000	6,610
Rock-Tenn Co. ‘A’	753,000	10,150
Universal Forest Products, Inc. (a)	451,600	9,629
Wellman, Inc.	826,000	11,143

		107,743

Technology 1.9%
Autodesk, Inc. (a)	705,000	10,082
Methode Electronics, Inc. (a)	833,300	9,141

		19,223

Transportation 3.0%
Alexander & Baldwin, Inc.	386,000	9,955
Teekay Shipping Corp. (a)	283,000	11,518
USFreightways Corp.	335,000	9,631

		31,104

Utilities 9.0%
Atmos Energy Corp. (a)	399,000	9,305
CH Energy Group, Inc.	197,000	9,186
Energen Corp.	335,000	9,749
Hawaiian Electric Industries, Inc.	112,500	4,948
National Fuel Gas Co. (a)	440,000	9,121
OGE Energy Corp. (a)	580,000	10,208
Peoples Energy Corp. (a)	263,000	10,165
PNM Resources, Inc. (a)	414,000	9,861
Vectren Corp. (a)	421,000	9,683
WGL Holdings, Inc. (a)	403,000	9,640

		91,866

Total Common Stocks (Cost $926,305)		952,740

SHORT-TERM INSTRUMENTS 6.8%

	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
1.050% due 01/02/2003	$69,431	69,431
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $19,821 and Fannie Mae 2.250% due 11/22/2004 valued at $51,002. Repurchase proceeds are $69,435.)

Total Short-Term Instruments (Cost $69,431)		69,431

Total Investments 99.7% (Cost $995,736)		$1,022,171
Other Assets and Liabilities (Net) 0.3%		2,961

Net Assets 100.0%		$1,025,132

Notes to Schedule of Investments (amounts in thousands):

(a)  Portion of securities on loan with an aggregate market value of $48,678; cash collateral of $50,916 was received with which the Fund purchased securities.

(b) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     71

Schedule of Investments
 PPA Tax-Efficient Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.4%
Aerospace 2.3%
Boeing Co.	7,700	$254
Lockheed Martin Corp.	3,400	196
United Technologies Corp.	1,300	81

		531

Capital Goods 5.5%
3M Co.	900	111
American Standard Cos., Inc. (a)	2,400	171
Cooper Industries, Ltd.	1,391	51
General Electric Co.	31,610	770
ITT Industries, Inc.	400	24
Johnson Controls, Inc.	300	24
Monsanto Co.	720	14
PPG Industries, Inc.	700	35
Tyco International Ltd.	4,800	82

		1,282

Communications 5.2%
ALLTEL Corp.	1,500	77
BellSouth Corp.	11,300	292
CenturyTel, Inc.	400	12
SBC Communications, Inc.	13,626	369
Sprint Corp.	4,800	70
Sprint Corp. (PCS Group) (a)	5,000	22
Verizon Communications, Inc.	9,882	383

		1,225

Consumer Discretionary 8.0%
AOL Time Warner, Inc. (a)	11,950	157
Bed, Bath & Beyond, Inc. (a)	300	10
Clear Channel Communications, Inc. (a)	2,300	86
Comcast Corp. (a)	700	16
Electronic Arts, Inc. (a)	200	10
Family Dollar Stores, Inc.	1,600	50
Federated Department Stores, Inc. (a)	1,200	35
Goodyear Tire & Rubber Co.	1,800	12
Jones Apparel Group, Inc. (a)	2,100	74
Kohl’s Corp. (a)	1,800	101
Liz Claiborne, Inc.	1,600	47
Lowe’s Cos., Inc.	700	26
Nike, Inc.	1,000	44
Reebok International Ltd. (a)	700	21
The Home Depot, Inc.	6,600	158
Thomas & Betts Corp.	6,400	108
TJX Companies., Inc.	1,600	31
VF Corp.	1,500	54
W.W. Grainger, Inc.	300	15
Wal-Mart Stores, Inc.	12,500	631
Whirlpool Corp.	1,000	52
Winn-Dixie Stores, Inc.	1,400	21
Yum! Brands, Inc. (a)	4,000	97

		1,856

Consumer Services 5.7%
Apollo Group, Inc. (a)	600	26
Carnival Corp.	1,300	32
Cendant Corp. (a)	7,500	79
Comcast Corp. (a)	4,270	101
Darden Restaurants, Inc.	3,150	64
eBay, Inc. (a)	1,300	88
Harrah’s Entertainment, Inc. (a)	1,400	55
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	11
New York Times Co.	1,800	82
Sabre Holdings Corp. ‘A’ (a)	1,345	24
Tribune Co.	4,200	191
Viacom, Inc. (a)	5,852	239
Walt Disney Co.	12,300	201
Wendy’s International, Inc.	1,900	51

		1,320

Consumer Staples 9.0%
Adolph Coors Co. ‘B’	500	31
Anheuser-Busch Cos., Inc.	7,200	349
Avon Products, Inc.	400	22
Brown-Forman Corp. ‘B’	800	52
Coca-Cola Co.	4,950	217
Colgate-Palmolive Co.	1,800	94
Gillette Co.	1,500	46
Pepsi Bottling Group, Inc.	4,500	116
PepsiCo, Inc.	3,780	160
Philip Morris Cos., Inc.	5,800	235
Procter & Gamble Co.	3,000	258
Safeway, Inc. (a)	500	12
SYSCO Corp.	9,400	280
Walgreen Co.	7,600	222

		2,094

Energy 4.4%
ChevronTexaco Corp.	724	48
Exxon Mobil Corp.	18,662	652
Halliburton Co.	600	11
Occidental Petroleum Corp.	7,000	199
Schlumberger Ltd.	700	29
Transocean Sedco Forex, Inc.	3,500	81

		1,020

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	48
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,700	208
American Express Co.	5,300	187
American International Group, Inc.	5,243	303
Automatic Data Processing, Inc.	3,700	145
Bank of America Corp.	5,800	404
Bank One Corp.	3,100	113
Bear Stearns Co., Inc.	1,427	85
Capital One Financial Corp.	300	9
Charles Schwab Corp.	4,500	49
Citigroup, Inc.	20,327	715
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	60
Fannie Mae	3,500	225
Fifth Third Bancorp.	700	41
First Data Corp.	4,700	166
First Tennessee National Corp.	5,800	208
Franklin Resources, Inc.	100	3
Freddie Mac	1,610	95
Golden West Financial Corp.	1,000	72
H&R Block, Inc.	3,700	149
Household International, Inc.	2,500	70
J.P. Morgan Chase & Co.	6,260	150
Janus Capital Group, Inc.	1,100	14
Lehman Brothers Holdings, Inc.	1,800	96
MBIA, Inc.	150	7
MBNA Corp.	8,700	165
Mellon Financial Corp.	2,900	76
Merrill Lynch & Co.	4,300	163
MGIC Investment Corp.	1,300	54
Moody’s Corp.	700	29
Morgan Stanley Dean Witter & Co.	3,900	156
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	1,400	90
Paychex, Inc.	1,650	46
PNC Bank Corp.	1,300	54
Simon Property Group, Inc.	3,100	106
SLM Corp.	2,300	239
State Street Corp.	5,900	230
T. Rowe Price Group, Inc.	1,700	46
The Goldman Sachs Group, Inc.	1,900	129
Travelers Property Casualty Corp. (a)	1	0
Wells Fargo & Co.	1,900	89

		5,379

Healthcare 17.2%
Abbott Laboratories	4,500	180
Allergan, Inc.	1,600	92
Amgen, Inc. (a)	4,900	237
Applera Corp.- Applied Biosystems Group	1,600	28
Becton Dickinson & Co.	4,100	126
Boston Scientific Corp. (a)	1,200	51
Bristol-Myers Squibb Co.	5,900	137
C.R. Bard, Inc.	2,000	116
72     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Shares	Value (000s)

Cardinal Health, Inc.	600	$36
Eli Lilly & Co.	700	44
Forest Laboratories, Inc. (a)	100	10
HCA, Inc.	3,200	133
Johnson & Johnson	12,300	661
McKesson Corp.	4,500	122
Medtronic, Inc.	4,300	196
Merck & Co., Inc.	8,600	487
Pfizer, Inc.	20,713	633
Pharmacia Corp.	6,209	260
St. Jude Medical, Inc. (a)	3,200	127
Stryker Corp.	1,600	107
Tenet Healthcare Corp. (a)	5,000	82
UnitedHealth Group, Inc. (a)	500	42
Wyeth	2,400	90

		3,997

Materials & Processing 1.2%
Air Products & Chemicals, Inc.	600	26
Hercules, Inc. (a)	1,600	14
International Paper Co.	2,800	98
Plum Creek Timber Co., Inc.	1,900	45
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	34
Worthington Industries, Inc.	2,500	38

		272

Technology 16.7%
Adobe Systems, Inc.	1,000	25
Agilent Technologies, Inc. (a)	700	13
Altera Corp. (a)	6,300	78
Applied Materials, Inc. (a)	736	10
Autodesk, Inc.	1,200	17
Broadcom Corp. ‘A’ (a)	500	8
Cisco Systems, Inc. (a)	25,900	339
Corning, Inc. (a)	2,100	7
Dell Computer Corp. (a)	9,000	241
Electronic Data Systems Corp.	3,700	68
EMC Corp. (a)	6,100	37
Emerson Electric Co.	3,700	188
Hewlett-Packard Co.	6,901	120
Honeywell International, Inc.	1,000	24
IBM Corp.	6,000	465
Intel Corp.	18,930	295
International Game Technology (a)	300	23
Intuit, Inc. (a)	900	42
JDS Uniphase Corp. (a)	4,700	12
KLA-Tencor Corp. (a)	1,900	67
Lexmark International, Inc. (a)	500	30
Lucent Technologies, Inc. (a)	15,600	20
McData Corp. ‘A’ (a)	1	0
Microsoft Corp. (a)	16,600	858
Motorola, Inc.	19,700	170
National Semiconductor Corp. (a)	500	8
NCR Corp. (a)	1,000	24
Oracle Corp. (a)	15,540	168
PerkinElmer, Inc.	1,200	10
QLogic Corp. (a)	500	17
QUALCOMM, Inc. (a)	1,700	62
Rockwell Automation, Inc.	8,800	182
Scientific-Atlanta, Inc.	2,200	26
Solectron Corp. (a)	4,900	17
Sun Microsystems, Inc. (a)	2,400	7
SunGard Data Systems, Inc. (a)	700	17
Tektronix, Inc. (a)	2,500	45
Texas Instruments, Inc.	4,800	72
Xilinx, Inc. (a)	3,100	64
Yahoo, Inc. (a)	800	13

		3,889

Transportation 0.8%
Southwest Airlines Co.	2,800	39
United Parcel Service, Inc.	2,500	158

		197

Utilities 1.3%
AES Corp. (a)	9,200	28
Allegheny Energy, Inc.	1,400	11
American Electric Power Co., Inc.	1,000	27
Edison International	7,100	84
Exelon Corp.	300	16
NiSource, Inc.	3,000	60
PG&E Corp. (a)	3,800	53
TXU Corp.	1,300	24

		303

Total Common Stocks (Cost $24,672)		23,365

SHORT-TERM INSTRUMENTS 0.1%

	Principal Amount (000s)

Repurchase Agreement 0.1%
State Street Bank
1.050% due 01/02/2003	$12	12
(Dated 12/31/2002. Collateralized by Sallie Mae 3.150% due 10/24/2003 valued at $15. Repurchase proceeds are $12.)

Total Short-Term Instruments (Cost $12)		12

Total Investments 100.5% (Cost $24,684)		$23,377
Other Assets and Liabilities (Net) (0.5%)		(112)

Net Assets 100.0%		$23,265

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     73

Schedule of Investments
 PPA Tax-Efficient Structured Emerging Markets Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.7%
Argentina 2.3%
BBVA Banco Frances S.A.	67,312	$78
Grupo Financiero Galicia ‘B’	263,448	55
Molinos Rio de la Plata S.A. (a)	276,361	393
Perez Companc S.A. ‘B’	581,323	389
Renault Argentina S.A. (a)	341,107	98
Siderar SAIC ‘A’ (a)	11,706	20
Telecom Argentina S.A. ‘B’	155,679	78
Tenaris S.A.	287,701	564
Tenaris S.A. SP - ADR	22,866	440
Transportadora de Gas del Sur S.A.	145,232	47

		2,162

Baltic Nations 1.4%
AS Eesti Telekom SP - GDR ‘S’ (a)	42,400	778
Societe Generale Baltic Republic (a)	12,723	578

		1,356

Botswana 1.6%
Sechaba Breweries Ltd.	472,900	720
Sefalana Holding Co. Ltd.	133,300	254
Standard Chart Bank Botswana	488,210	528

		1,502

Brazil 3.1%
Banco Bradesco S.A.	114,402,090	357
Banco Itau S.A.	8,120,000	393
Bradespar S.A.	10,088,945	2
Brasil Telecom Participacoes S.A. (a)	35,900,000	185
Brasil Telecom S.A. (a)	66,246	0
Companhia Brasileira de Distribucao Grupe
Pao de Acucar (a)	4,318,255	66
Companhia de Bebidas das Americas (a)	1,140,000	154
Empresa Brasileira de Aeronautica S.A.	27,000	98
Net Servicos de Comunicacao S.A. (a)	5,300	1
Petroleo Brasileiro S.A.	34,000	507
Petroleo Brasileiro S.A. SP - ADR	34,350	460
Souza Cruz S.A.	18,700	94
Tele Norte Leste Participacoes S.A. SP - ADR (a)	41,394	304
Telecomunicacoes Brasileiras S.A. SP - ADR	4,680	87
Telecomunicacoes de Sao Paulo S.A.	1,086,432	11
Telefonica Data Brasil Holding (a)	4,610,743	1
Telesp Celular Participacoes S.A. (a)	123,966,702	149

		2,869

Bulgaria 0.3%
Framlington Bulgaria Fund (a)	78,180	238

Cayman Islands 0.1%
Thailand International Fund SP - IDR (a)	7	54

Chile 3.7%
Banco de Chile SP - ADR	4,800	77
Banco Santander Chile S.A. SP - ADR	47,622	887
Compania Cervecerias Unidas S.A. SP - ADR	10,300	150
Compania de Telecomunicaciones de
Chile S.A. SP - ADR (a)	38,841	373
Cristalerias de Chile SP - ADR	15,100	283
Distribucion y Servicios D&S S.A. SP - ADR	18,800	188
Embotelladora Andina S.A. SP - ADR ‘A’	6,700	47
Embotelladora Andina S.A. SP - ADR ‘B’	19,100	132
Empresa Nacional de Electricidad S.A. SP - ADR	41,359	318
Enersis S.A. SP - ADR	38,178	157
Genesis Chile Fund Ltd. (a)	3,400	87
Madeco S.A. SP - ADR (a)	22,900	11
MASISA S.A. SP - ADR	32,100	242
Quinenco S.A. SP - ADR (a)	18,500	89
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘A’	1,995	49
Sociedad Quimica y Minera de Chile S.A. SP - ADR ‘B’	8,300	180
Vina Concha Y Toro S.A. SP - ADR (a)	6,200	210

		3,480

China 6.6%
China Merchants Holdings International Co. Ltd.	428,000	299
China Merchants Shekou Holdings Co. Ltd.	463,518	295
China Mobile (Hong Kong) Ltd. (a)	472,900	1,128
China Petroleum & Chemical Corp. ‘H’ (a)	1,774,000	298
China Resources Enterprise Ltd. (a)	176,000	156
Chinadotcom Corp. ‘A’ (a)	2,000	6
CNOOC Ltd.	266,500	349
Dazhong Transportation (Group) Co. Ltd. ‘B’	142,788	101
Guangdong Electric Power Development Co. Ltd. ‘B’	427,800	217
Legend Holdings Ltd.	847,800	280
Maanshan Iron & Steel Co. Ltd. ‘H’ (a)	2,744,000	204
PetroChina Co. Ltd. ‘H’	1,672,300	332
Shanghai Diesel Engine Co. Ltd. ‘B’	534,000	323
Shanghai Industrial Holdings Ltd.	101,000	139
Shanghai Jinqiao Export Processing Zone
Development Co., Ltd. (a)	93,390	61
Shanghai Lujiazhui Finance & Trade Zone
Development Co. Ltd. ‘B’ (a)	511,000	343
Shanghai New Asia Group Co. Ltd. ‘B’ (a)	574,800	346
Sinopec Shanghai Petrochemical Co. Ltd. ‘H’ (a)	2,071,171	313
Sinopec Yizheng Chemical Fibre Co. Ltd. ‘H’ (a)	2,976,000	389
Travelsky Technology Ltd. ‘H’	301,000	208
Tsingtao Brewery Co. Ltd. ‘H’	872,000	439

		6,226

Columbia 0.2%
Bancolombia S.A. SP - ADR	86,100	201

Croatia 0.9%
Pliva d.d. SP - GDR ‘S’	61,940	880

Czech Republic 2.3%
Ceske Energeticke Zavody AS (a)	124,960	379
Ceske Radiokomunikace AS SP - GDR	8,300	50
Cesky Telekom AS SP - GDR (a)	41,023	334
Komercni Banka AS SP - GDR (a)	20,754	477
Philip Morris CR AS	2,060	763
Unipetrol AS (a)	156,900	177

		2,180

Egypt 1.7%
Alexandria National Iron & Steel Co. (a)	2,546	54
Commercial International Bank	49,212	287
Eastern Co. for Tobacco & Cigarettes	7,255	88
Egyptian Co. for Mobile Services (a)	40,906	273
Egyptian International Pharmaceutical Industries Co.	59,777	108
Egyptian Media Production (a)	77,048	131
Misr International Bank (a)	20,570	66
Orascom Construction Industries (a)	42,307	208
Oriental Weavers Co.	9,070	108
Paints & Chemical Industries Co. S.A.E	3,008	10
Suez Cement Co.	44,463	307

		1,640

Ghana 0.9%
Aluworks Ghana Ltd.	210,900	93
Ashanti Goldfields Co. Ltd. SP - GDR (a)	71,100	416
Mobil Oil Ghana Ltd.	18,805	44
SSB Bank Ltd. (a)	185,000	88
Standard Chartered Bank Ghana Ltd.	10,200	35
Unilever Ghana Ltd.	249,000	143

		819

Hungary 4.6%
Danubius Hotel and Spa Rt.	8,190	146
Demasz Rt.	3,000	151
Gedeon Richter Rt.	14,452	955
Magyar Tavkozlesi Rt. SP - ADR	58,000	1,032
MOL Magyar Olaj-es Gazipari Rt.	26,205	611
NABI Bus Industries Rt.	15,000	219
OTP Bank Rt. (a)	118,120	1,161

		4,275

India 3.8%
Bajaj Auto Ltd. SP - GDR (a)	1,902	20
BSES Ltd. SP - GDR (a)	4,000	55
CESC Ltd. SP - GDR (a)	197,800	79
Grasim Industries Ltd. SP - GDR	1,500	10
HDFC Bank Ltd. SP - ADR (a)	5,700	77
Hindalco Industries Ltd. SP - GDR	11,900	146
ICICI Bank Ltd. (a)	12,700	82
India Fund, Inc. (a)	122,800	1,300
Indo Gulf Corp. Ltd. SP - GDR (a)	88,100	88
ITC Ltd. SP - GDR	4,533	63

74     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Shares	Value (000s)

J.P. Morgan Chase & Co. - Warrant Exp. 01/28/2005	3,190	$318
Mahanagar Telephone Nigam Ltd. SP - ADR (a)	16,100	64
Mahindra & Mahindra Ltd. SP - GDR	4,029	9
Morgan Stanley India Investment Fund	31,751	316
Ranbaxy Laboratories Ltd. SP - GDR	1,600	20
Reliance Industries Ltd. SP - GDR	23,408	290
State Bank of India SP - GDR	11,800	165
Tata Electric Cos. SP - GDR	110	21
Tata Engineering and Locomotive Co. Ltd. SP - GDR	7,950	27
UTI India IT Fund (a)	30,300	412
Videsh Sanchar Nigam Ltd. SP - ADR	1,599	7

		3,569

Indonesia 3.9%
PT Aneka Tambang Tbk.	1,717,500	115
PT Astra International Tbk. (a)	1,268,000	446
PT Bank Central Asia Tbk. (a)	1,539,000	430
PT Bank Pan Indonesia Tbk	1,807,500	36
PT Gudang Garam Tbk.	331,000	307
PT Hanjaya Mandala Sampoerna Tbk. (a)	1,719,500	711
PT Indah Kiat Pulp & Paper Corp. Tbk. (a)	1,265,500	21
PT Indofood Sukses Makmur Tbk.	2,521,500	169
PT Indonesian Satellite Corp. Tbk. (Indosat)	264,500	273
PT Semen Gresik (Persero) Tbk.	265,500	242
PT Telekomunikasi Indonesia Tbk.	1,716,080	738
PT Unilever Indonesia Tbk.	85,270	173

		3,661

Ireland 1.3%
Vietnam Enterprise Investments Ltd.	1,156,153	1,249

Israel 1.9%
Bank Hapoalim Ltd.	94,366	135
Bank Leumi Le-Israel	117,024	122
Bezek Israeli Telecommunication Corp. Ltd. (a)	184,109	179
Discount Investment Corp. (a)	543	11
Israel Chemicals Ltd.	256,586	262
Koor Industries Ltd.	3,023	31
Makhteshim-Agan Industries Ltd. (a)	74,374	123
NICE Systems Ltd. (a)	793	7
Teva Pharmaceutical Industries Ltd.	24,880	929

		1,799

Italy 0.1%
IDB Development Corp. Ltd.	984	15
IDB Holding Corp. Ltd.	7,103	108

		123

Kenya 0.7%
Athi River Mining Ltd. (a)	561,200	34
Barclays Bank of Kenya Ltd.	61,700	80
East African Breweries Ltd.	49,000	81
Firestone East Africa Ltd.	662,400	74
Kenya Airways Ltd.	1,924,100	170
Kenya Commercial Bank Ltd. (a)	82,940	20
Kenya Power & Lighting Co. Ltd. (a)	112,650	25
NIC Bank Ltd.	147,120	37
Sasini Tea & Coffee Ltd.	95,220	17
Standard Chartered Bank Kenya Ltd.	17,000	14
Uchumi Supermarket Ltd.	288,600	96

		648

Malaysia 3.8%
Aokam Perdana Bhd. (a)	65,899	1
British American Tobacco Malaysia Bhd.	6,000	56
Celcom (Malaysia) Bhd. (a)	30,000	19
Commerce Asset-Holding Bhd.	125,900	107
DRB-Hicom Bhd.	132,000	69
Gamuda Bhd. (a)	119,000	172
Genting Bhd.	90,100	318
Hong Leong Credit Bhd.	67,400	69
IOI Corp. Bhd. (a)	153,000	223
Leader Universal Holdings Bhd. (a)	659,000	82
Magnum Corp. Bhd.	186,380	112
Malakoff Bhd.	111,000	119
Malayan Banking Bhd.	214,755	418
Malaysia International Shipping Corp. Bhd.	16,000	29
Nestle (Malaysia) Bhd.	6,000	32
Palmco Holdings Bhd.	6,375	7
Perusahaan Otomobil Nasional Bhd.	41,000	95
Petronas Gas Bhd.	145,000	261
Public Bank Bhd. (a)	507,500	303
Resorts World Bhd.	52,000	128
Sime Darby Bhd.	274,700	359
Tanjong Bhd.	29,000	66
Telekom Malaysia Bhd. (a)	82,000	170
Tenaga Nasional Bhd.	80,560	201
YTL Corp. Bhd. (a)	145,860	121
YTL e-Solutions Bhd. (a)	51,700	15

		3,552

Mauritius 1.3%
Air Mauritius Ltd.	83,400	36
Ireland Blyth Ltd.	64,209	38
Mauritius Commercial Bank	49,719	155
Mon Tresor & Mon Desert Ltd.	51,249	79
New Mauritius Hotels Ltd.	134,115	171
Rogers & Co. Ltd.	48,555	135
Shell Mauritius Ltd.	58,979	91
State Bank of Mauritius Ltd.	641,899	254
Sun Resorts Ltd. ‘A’	45,730	72
The United Basalt Products Ltd.	129,700	160

		1,191

Mexico 5.6%
Alfa S.A. ‘A’	215,572	345
America Movil S.A. de CV	573,340	410
America Telecom S.A. de CV (a)	160,800	94
Carso Global Telecom ‘A1’ (a)	160,800	178
Cemex S.A. de CV ‘CPO’	206,256	886
Coca-Cola Femsa, S.A. de CV ‘L’	19,000	34
Grupo Bimbo S.A. de CV ‘A’	94,777	139
Grupo Carso S.A. de CV ‘A1’ (a)	146,000	357
Grupo Financiero BBVA Bancomer, S.A. de CV ‘B’ (a)	843,910	638
Grupo Televisa S.A. ‘CPO’ (a)	172,000	238
Kimberly-Clark de Mexico, S.A. de CV ‘A’	90,000	206
Nuevo Grupo Mexico S.A. ‘B’	40,000	44
Telefonos de Mexico S.A. de CV ‘L’	737,010	1,173
U.S. Commercial Corp. S.A. de CV (a)	128,000	53
Wal-Mart de Mexico S.A. de CV ‘V’	202,816	461

		5,256

Morocco 1.9%
Banque Commercial du Maroc	4,561	308
Banque Marocaine du Commerce Exterieur	6,320	237
Cie de Transport au Maroc S.A.	1,560	43
Ciments du Maroc	1,019	79
HOLCIM (a)	2,082	164
Lesieur Cristal	754	69
Omnium Nord Africain S.A.	5,624	410
Samir	6,247	135
Societe des Brasseries du Maroc	2,160	194
Wafabank	2,606	158

		1,797

Peru 4.2%
Banco Continental (a)	255,123	115
Banco Wiese Sudameris (a)	1,253,697	29
Cementos Lima S.A.	29,284	466
Compania de Minas Buenaventura S.A.u.	63,465	835
Compania de Minas Buenaventura S.A.u. SP - ADR	32,603	860
Compania Minera el Brocal S.A.	22	0
Credicorp Ltd. (Lima)	7,300	69
Credicorp Ltd. (New York)	116,469	1,095
Edegel S.A.	745,134	191
Sociedad Minera El Brocal S.A. (a)	636	0
Southern Peru Copper Corp. (New York)	5,262	76
Union de Cerveceria Backus y Johnston S.A.A ‘I’	761,323	249

		3,985

Philippines 3.2%
Ayala Corp.	1,952,220	157
Ayala Land, Inc.	1,446,629	123
Bank of the Philippine Islands	131,500	83
Filinvest Land, Inc. (a)	10,307,550	160
First Philippine Holdings Corp. (a)	34,224	5
Manila Electric Co. ‘B’	443,850	73
Metropolitan Bank & Trust (a)	734,325	433

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     75

Schedule of Investments (Cont.)
PPA Tax-Efficient Structured Emerging Markets Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Petron Corp. (a)	11,361,623	$332
Philippine Long Distance Telephone Co. (a)	60,820	308
Republic Cement Corp. (a)	649,047	7
San Miguel Corp. ‘B’	864,800	1,069
SM Prime Holdings, Inc.	2,749,000	245

		2,995

Poland 3.8%
Agora S.A. (a)	17,037	218
Bank Polska Kasa Opieki S.A. (a)	27,000	665
Bank Przemyslowo-Handlowy PBK S.A.	2,320	164
Bank Zachodni WBK S.A. (a)	7,350	135
Big Bank Gdanski S.A. (a)	92,700	80
ComputerLand S.A. (a)	7,020	166
KGHM Polska Miedz S.A.	36,290	128
KGHM Polska Miedz S.A. SP - GDR	11,300	80
Mostostal-Export S.A.	7,305	2
Orbis S.A. (a)	60,680	267
Polski Koncern Naftowy Orlen S.A. (a)	81,765	377
Prokom Software S.A. (a)	13,781	456
Telekomunikacja Polska S.A. SP - ADR	76,100	253
Telekomunikacja Polska S.A. SP - GDR	169,300	555

		3,546

Romania 0.6%
Romanian Investment Fund (a)	615	240
Society Generale Romania Fund (a)	6,450	298

		538

Russia 3.9%
Gazprom (a)	1,332,300	1,015
Irkutskenergo SP - ADR	11,500	44
Kalugaenergo (a)	220,000	35
LUKOIL Holding SP - ADR	14,550	894
Mosenergo SP - ADR	26,500	83
RAO Unified Energy System (UES) SP - GDR	21,300	274
Rostelecom SP - ADR (a)	1,666	12
Samson (a)	86,191	22
Sibirtelecom	10,777,500	272
Surgutneftegaz SP - ADR	26,400	420
Trading House TSUM SP - ADR (a)	3,800	8
United Heavy Machinery SP - ADR (a)	37,600	212
United Heavy Machinery Uralmash-Izhora Group (a)	5,800	34
Vimpel-Communications SP - ADR (a)	6,500	208
Wimm-Bill-Dann Foods OJSC SP - ADR (a)	8,300	149

		3,682

Saudia Arabia 1.0%
Saudi Arabia Investment Fund	66,700	974

South Africa 8.0%
ABSA Group Ltd.	33,490	123
Alexander Forbes Ltd.	132,100	215
Anglo American Platinum Corp. Ltd. (a)	13,650	503
Anglo American PLC	45,204	666
AngloGold Ltd.	6,600	223
Barloworld Ltd. (a)	40,000	283
Bidvest Group Ltd.	30,430	160
Comparex Holdings Ltd. (a)	57,700	37
DataTec Ltd. (a)	40,600	32
Dimension Data Holdings PLC (a)	30,320	13
FirstRand Ltd.	357,560	307
Gold Fields Ltd.	22,100	309
Harmony Gold Mining Co. Ltd.	10,200	175
Impala Platinum Holdings Ltd.	16,171	1,027
Johnnic Holdings Ltd.	200	1
Liberty Group Ltd.	11,966	76
M-Cell Ltd.	173,600	248
Metro Cash & Carry Ltd. (a)	738,170	200
Nedcor Ltd.	16,183	210
Pepkor Ltd. (a)	142,863	87
Pick’n Pay Stores Ltd. (a)	104,260	162
Remgro Ltd.	500	4
Sanlam Ltd.	304,100	269
Sappi Ltd.	16,600	222
Sasol Ltd.	91,536	1,120
Shoprite Holdings Ltd.	11,353	9
Standard Bank Group Ltd. (a)	80,340	282
Steinhoff International Holdings Ltd.	700	1
Tiger Brands Ltd. (a)	64,600	538
Tradehold Ltd. (a)	52,993	16

		7,518

South Korea 5.7%
Daewoo Securities Co. Ltd. (a)	16,498	63
Hite Brewery Co. Ltd.	1,950	81
Hynix Semiconductor, Inc. (a)	25,010	6
Hyundai Motor Co., Ltd.	17,770	416
Kookmin Bank SP - ADR (a)	7,184	254
Korea Electric Power Corp.	17,130	264
Korea Fund, Inc.	30,000	416
Korean Air Co. Ltd. (a)	8,086	78
KT Corp.	7,700	329
LG Chem Ltd. SP - GDR (a)	4,620	158
LG Electronics Investment Ltd.	903	10
LG Electronics, Inc. (a)	6,429	224
LG Household & Health Care Ltd. SP - GDR (a)	1,120	36
POSCO	5,150	512
Samsung Corp.	25,930	140
Samsung Electronics Co., Ltd. (a)	3,808	1,008
Samsung Fire & Marine Insurance	7,734	423
Shinhan Financial Group Co., Ltd. (a)	20,440	214
SK Telecom Co., Ltd. (a)	1,480	286
SK Telecom Co., Ltd. SP - ADR	10,141	217
Trigem Computer, Inc. (a)	35,083	219

		5,354

Taiwan 4.0%
Acer, Inc. (a)	17,050	78
Asia Cement Corp. SP - GDR	9,450	36
AU Optronics Corp. (a)	15,200	88
China Steel Corp. SP - GDR	13,877	156
Evergreen Marine Corp. SP - GDR (a)	51,708	321
Macronix International Co. Ltd. SP - ADR (a)	19,113	61
R.O.C. Taiwan Fund	213,210	864
Synnex Technology International Corp. SP - GDR (a)	60,930	368
Systex Corp. SP - GDR (a)	2,853	4
Taiwan Fund, Inc.	119,535	1,052
Teco Electric & Machinery Co. Ltd. SP - GDR (a)	42	0
Uni-President Enterprises Co. (a)	20,903	65
United Microelectronics Corp. SP - ADR	147,599	496
Walsin Lihwa Corp. SP - GDR	55,003	139
Yageo Corp. SP - GDR (a)	19,820	27

		3,755

Thailand 3.7%
Advanced Info. Service Public Co. Ltd. (a)	215,900	179
Bangkok Bank Public Co. Ltd. (a)	112,500	129
Bangkok Bank Public Co. Ltd. - REG (a)	18,600	26
BEC World Public Co. Ltd.	34,420	163
Delta Electronics Public Co. Ltd. (a)	282,270	185
Electricity Generating Public Co. Ltd.	50,500	44
Land & House Public Co. Ltd. -
Warrant Exp. 09/02/2008 (a)	207,200	230
PTT Exploration & Production Public Co. Ltd.	58,600	160
PTT Public Co., Ltd.	120,300	112
Ratchaburi Electricity Generating Holding Public Co. Ltd.	100,200	42
Saha-Union Public Co. Ltd.	98,700	37
Shin Corp. Public Co. Ltd. (a)	520,556	123
Siam Cement Public Co. Ltd. (a)	8,200	223
Siam City Cement Public Co. Ltd.	24,100	117
TelecomAsia Corp. Public Co. Ltd. (a)	67,168	7
Thai Euro Fund Ltd. (a)	220,950	1,514
Thai Farmers Bank Public Co. Ltd. (a)	254,600	177

		3,468

Turkey 3.3%
Ak Enerji Elektrik Uretimi Otoproduktor Gruba AS (a)	633,332	3
Akbank TAS	61,336,280	203
Aktas Elektrik Ticaret AS (a)	280,000	16
Anadolu Efes Biracilik ve Malt Sanyii AS	22,963,814	322
Arcelik AS	22,393,840	175
Eregli Demir Ve Celik Fabrikalari TAS (a)	9,329,609	94
Haci Omer Sabanci Holding AS (a)	166,743,167	437
Koc Holding AS	32,858,346	341
Migros Turk TAS	16,985,628	148
Netas Northern Electric Telekomunikasyon AS	1,764,000	26

76     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Shares	Value (000s)

Trakya Cam Sanayii AS (a)	37,374,497	$74
Tupras-Turkiye Petrol Rafinerileri AS (a)	45,775,830	215
Turk Hava Yollari Anonim Ortakligi (a)	16,448,526	58
Turkcell Iletisim Hizmetleri AS (a)	67,753,360	396
Turkcell Iletisim Hizmetleri AS SP - ADR (a)	11,892	184
Turkiye Garanti Bankasi AS	41,049,482	53
Turkiye Is Bankasi ‘C’	90,609,798	237
Vestel Elektronik Sanayi ve Ticaret AS (a)	15,295,000	29
Yapi ve Kredi Bankasi AS (a)	133,431,000	111

		3,122

Venezuela 0.9%
Compania Anonima Nacional Telefonos de Venezuela SP - ADR	70,386	887

Zimbabwe 0.4%
Barclays Bank of Zimbabwe	476,400	12
Delta Corp. Ltd.	318,388	57
Econet Wireless Holdings Ltd. (a)	537,800	5
Interfresh Ltd. (a)	3,908,700	41
OK Zimbabwe (a)	1,059,353	5
Old Mutual PLC (a)	161,800	227
Pelhams Ltd. (a)	86,835	2
Wankie Colliery Co. Ltd. (a)	1,565,500	15
Zimbabwe Sun Ltd. (a)	123,277	2

		366

Total Common Stocks (Cost $93,143)		90,917

PREFERRED STOCK 2.9%
Brazil 2.1%
Brasil Telecom S.A. (a)	29,694,960	99
Companhia de Bebidas das Americas (a)	5,462,655	833
Empresa Brasileira de Aeronautica S.A.	120,651	477
Itausa-Investimentos Itau S.A.	630,925	335
Mahle Cofap (a)	39,924	208

		1,952

Taiwan 0.8%
RF Equity (Bermuda) Ltd. (a)	126,293	770

Total Preferred Stock (Cost $3,107)		2,722

SHORT-TERM INSTRUMENTS 0.0%

	Principal Amount (000s)

Repurchase Agreement 0.0%
State Street Bank
1.050% due 01/02/2003	$33	33
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 01/30/2004valued at $35. Repurchase proceeds are $33.)

Total Short-Term Instruments (Cost $33)		33

Total Investments 99.6% (Cost $96,283)		$93,672
Other Assets and Liabilities (Net) 0.4%		367

Net Assets 100.0%		$94,039

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     77

Schedule of Investments
 Asset Allocation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (b) 99.6%
CCM Capital Appreciation	100,030	$1,272
CCM Mid-Cap (a)	71,270	1,110
Emerging Markets Bond	47,313	438
Foreign Bond	64,192	679
High Yield	190,425	1,622
NFJ Small-Cap Value	113,879	2,278
PEA Growth	69,777	966
PEA Opportunity (a)	213,810	2,279
PEA Renaissance	365,808	5,374
PEA Target (a)	123,361	1,393
PEA Value	295,649	3,258
RCM International Growth Equity	1,164,382	8,186
RCM Large-Cap Growth	226,959	2,292
RCM Mid-Cap (a)	1,372,182	2,539
StocksPLUS	979,237	7,736
Total Return	2,007,307	21,418

Total Investments 99.6% (Cost $72,938)		$62,840

Other Assets and Liabilities (Net) 0.4%		276

Net Assets 100.0%		$63,116

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Institutional Class Shares of each PIMCO Fund.

78     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Notes to Financial Statements
December 31, 2002 (Unaudited)

1. Organization
PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Basic Value and Asset Allocation Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund

12.31.02 | PIMCO Funds Semi-Annual Report     79

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: PEA Value Fund - $43,439; PEA Renaissance Fund - $239,058; PEA Growth & Income Fund - $1,400; PEA Target Fund -$12,375; PEA Innovation Fund - $456; NFJ Equity Income Fund -$718; NFJ Basic Value Fund - $82; NFJ Small-Cap Value Fund -$22,818; and PPA Tax-Efficient Structured Emerging Markets Fund- $79,402.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
     Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM”), formerly PIMCO Advisors L.P., serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the PEA Growth Fund; 0.55% for the PEA Target Fund; 0.60% for the PEA Renaissance, PEA Growth & Income and NFJ Small-Cap Value Funds; 0.65% for the PEA Opportunity and PEA Innovation Funds; 1.25% for the CCM Emerging Companies Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.
     The Asset Allocation Fund does not pay any fees to the adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the

80     PIMCO Funds Semi-Annual Report | 12.31.02

Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.50% for the PPA Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.75% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.65% for all other Funds.

* The Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the PPA Tax-Efficient Structured Emerging Markets Funds are subject to a fee (“Fund Reimbursement Fee”), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. The Fund Reimbursement Fee is accounted for as an addition to paid in capital. Any shares of the Fund acquired through June 30, 1998 will not be subject to a Fund Reimbursement Fee upon the subsequent redemption (including any redemption in connection with an exchange).

Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds (except the PPA Tax-Efficient Structured Emerging Markets Fund which was previously discussed) will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period will begin with each acquisition of shares through a purchase or exchange.

The Funds’ Redemption Fee rates are as follows:

Fund	Rate

All Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO advisors, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
     Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

12.31.02 | PIMCO Funds Semi-Annual Report     81

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $8,471,016 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of the CCM Mega-Cap Fund’s administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Institutional Class	Administrative Class

CCM Mega-Cap Fund	0.70%	0.95%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the
Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

PEA Value Fund	$644,505	$488,734
PEA Renaissance Fund	1,339,407	1,809,053
PEA Growth & Income Fund	30,767	32,556
PEA Growth Fund	366,403	458,418
PEA Target Fund	422,892	502,698
PEA Opportunity Fund	207,933	228,152
PEA Innovation Fund	826,180	875,816
CCM Mega-Cap Fund	1,371	1,330
CCM Capital Appreciation Fund	519,055	484,699
CCM Mid-Cap Fund	469,200	690,129
CCM Emerging Markets Fund	190,396	181,129
NFJ Equity Income Fund	24,392	11,129
NFJ Basic Value Fund	1,859	653
NFJ Small-Cap Value Fund	308,118	48,361
PPA Tax-Efficient Equity Fund	5,772	11,039
PPA Tax-Efficient Structured Emerging Markets Fund	14,735	5,367
Asset Allocation Fund	10,634	5,867

5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund

Premium

Balance at 06/30/2002	$0
Sales	4,873
Closing Buys	(315)
Expirations	(3,058)
Exercised	0

Balance at 12/31/2002	$1,500

82     PIMCO Funds Semi-Annual Report | 12.31.02

6. Reorganization
The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund

Asset Allocation Fund	90/10 Portfolio	10/26/2001	1,864	$17,783	$17,783	$22,875
	30/70 Portfolio	10/26/2001	691	6,596	6,596	22,875
PPA
Tax-Efficient Structured Emerging Markets Fund	Structured Emerging Markets Fund	6/26/2002	1,105	12,134	12,134	72,562
PEA
Innovation Fund	Global Innovation Fund	10/11/2002	7,719	67,578	67,578	621,453
	Healthcare Innovation Fund	3/15/2002	184	3,727	3,727	1,741,717
PEA
Growth Fund	Select Growth Fund	10/11/2002	1,214	16,891	16,891	903,841

Acquiring Fund	Acquired Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

Asset Allocation Fund	90/10 Portfolio	$47,253	$(2,273)
	30/70 Portfolio	47,253	6
PPA
Tax-Efficient Structured Emerging Markets Fund	Structured Emerging Markets Fund	84,695	(2,510)
PEA
Innovation Fund	Global Innovation Fund	689,032	(11,040)
	Healthcare Innovation Fund	1,745,444	125
PEA
Growth Fund	Select Growth Fund	920,732	(2,774)

7. Risk Factors of the Fund
Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.
     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.
     The officers and directors of the Trust also serve as officers and directors/trustees of certain Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

12.31.02 | PIMCO Funds Semi-Annual Report     83

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

8. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Value Fund				PEA Renaissance Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,792	$31,679	2,934	$46,719	3,128	$47,960	7,930	$164,025

Administrative Class	1,553	17,335	1,713	26,547	2,213	34,710	2,691	55,582

Other Classes	29,171	333,079	48,902	750,014	21,331	320,178	180,517	3,678,606

Issued in reorganization
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	231	2,638	526	7,885	278	4,227	226	4,575

Administrative Class	106	1,187	396	5,874	148	2,241	13	258

Other Classes	2,780	30,928	1,750	25,804	7,343	107,434	5,790	113,554

Cost of shares redeemed
Institutional Class	(868)	(10,046)	(2,846)	(44,478)	(2,135)	(32,532)	(3,062)	(62,499)

Administrative Class	(1,953)	(22,297)	(2,449)	(36,686)	(1,019)	(15,428)	(630)	(12,615)

Other Classes	(17,175)	(191,714)	(9,660)	(147,469)	(51,777)	(760,945)	(34,136)	(676,570)

Net increase (decrease) resulting from Fund share transactions	16,637	$192,789	41,266	$634,210	(20,490)	$(292,155)	159,339	$3,264,916

	PEA Growth & Income Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	231	$1,439	568	$4,452

Administrative Class	111	688	1,701	12,839

Other Classes	4,274	26,399	3,993	30,188

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	12	70	5	36

Administrative Class	9	55	26	197

Other Classes	77	467	11	85

Cost of shares redeemed
Institutional Class	(136)	(855)	(327)	(2,519)

Administrative Class	(2,743)	(17,176)	(1,904)	(14,235)

Other Classes	(1,983)	(12,124)	(1,697)	(12,834)

Net increase (decrease) resulting from Fund share transactions	(148)	$(1,037)	2,376	$18,209

	CCM Mega-Cap Fund				CCM Capital Appreciation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	2,324	$30,324	3,895	$62,811

Administrative Class	0	0	0	0	3,439	45,028	4,132	65,379

Other Classes	0	0	0	0	4,693	59,621	10,262	160,886

Issued as reinvestment of distributions
Institutional Class	0	0	0	3	2	23	38	621

Administrative Class	0	0	0	0	1	9	22	353

Other Classes	0	0	0	0	0	2	6	97

Cost of shares redeemed
Institutional Class	0	0	0	0	(2,111)	(27,508)	(2,845)	(46,102)

Administrative Class	0	0	0	0	(1,882)	(24,232)	(4,187)	(65,312)

Other Classes	0	0	0	0	(3,594)	(45,449)	(7,179)	(112,135)

Net increase (decrease) resulting from Fund share transactions	0	$0	0	$3	2,872	$37,818	4,144	$66,598

	CCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,619	$26,128	9,842	$189,544

Administrative Class	874	13,938	1,663	31,629

Other Classes	2,968	45,976	5,693	106,158

Issued as reinvestment of distributions
Institutional Class	0	0	225	4,259

Administrative Class	0	0	52	979

Other Classes	0	0	65	1,190

Cost of shares redeemed
Institutional Class	(15,262)	(250,380)	(6,463)	(124,518)

Administrative Class	(1,302)	(20,607)	(3,337)	(63,569)

Other Classes	(3,429)	(52,702)	(7,328)	(136,302)

Net increase (decrease) resulting from Fund share transactions	(14,532)	$(237,647)	412	$9,370

84     PIMCO Funds Semi-Annual Report | 12.31.02

	PEA Growth Fund				PEA Target Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	326	$4,696	400	$7,477	330	$3,884	2,385	$41,282

Administrative Class	296	4,320	158	2,944	20	244	218	3,351

Other Classes	34,695	564,559	23,644	467,708	47,893	550,448	61,191	928,181

Issued in reorganization
Institutional Class	63	881	0	0	0	0	0	0

Administrative Class	3	50	0	0	0	0	0	0

Other Classes	1,148	15,961	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	10	197	0	0	0	0

Administrative Class	0	0	3	53	0	0	0	0

Other Classes	0	0	530	10,096	0	0	0	1

Cost of shares redeemed
Institutional Class	(138)	(2,011)	(235)	(4,539)	(171)	(2,003)	(199)	(3,186)

Administrative Class	(503)	(7,257)	(150)	(2,690)	(301)	(3,515)	(211)	(3,170)

Other Classes	(44,241)	(704,399)	(38,569)	(744,595)	(61,211)	(694,789)	(74,740)	(1,119,835)

Net increase (decrease) resulting from Fund share transactions	(8,351)	$(123,200)	(14,209)	$(263,349)	(13,440)	$(145,731)	(11,356)	$(153,376)

	PEA Opportunity Fund				PEA Innovation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,415	$14,820	1,761	$24,798	798	$9,133	1,395	$29,784

Administrative Class	39	380	279	3,773	214	2,364	349	7,377

Other Classes	11,451	139,542	10,210	166,834	9,797	108,653	21,095	434,023

Issued in reorganization
Institutional Class	0	$0	0	$0	8	$79	0	$0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	7,710	67,500	184	3,727

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	18

Cost of shares redeemed
Institutional Class	(693)	(7,276)	(1,591)	(22,251)	(514)	(5,747)	(685)	(13,813)

Administrative Class	(276)	(2,862)	(200)	(2,742)	(227)	(2,571)	(158)	(3,368)

Other Classes	(14,130)	(169,732)	(13,804)	(216,825)	(19,917)	(216,174)	(39,103)	(767,189)

Net increase (decrease) resulting from Fund share transactions	(2,194)	$(25,128)	(3,345)	$(46,413)	(2,130)	$(36,764)	(16,923)	$(309,441)

	CCM Emerging Companies Fund				NFJ Equity Income Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,855	$34,316	3,004	$65,247	203	$2,061	297	$3,426

Administrative Class	673	11,765	1,070	24,170	15	146	74	891

Other Classes	0	0	0	0	1,589	15,849	486	5,810

Issued as reinvestment of distributions
Institutional Class	1,521	25,179	1,228	24,926	228	2,242	337	3,702

Administrative Class	233	3,765	121	2,402	7	73	9	104

Other Classes	0	0	0	0	94	912	2	18

Cost of shares redeemed
Institutional Class	(822)	(14,960)	(3,997)	(83,733)	(204)	(2,067)	(1,716)	(20,889)

Administrative Class	(193)	(3,449)	(725)	(15,733)	(24)	(246)	(51)	(592)

Other Classes	0	0	0	0	(192)	(1,883)	(37)	(442)

Net increase (decrease) resulting from Fund share transactions	3,267	$56,616	701	$17,279	1,716	$17,087	(599)	$(7,972)

	NFJ Basic Value Fund				NFJ Small-Cap Value Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	21	$243	47	$644	1,718	$34,238	4,245	$89,137

Administrative Class	0	0	0	0	1,125	22,285	2,035	41,403

Other Classes	131	1,522	0	0	21,697	421,339	25,959	518,239

Issued as reinvestment of distributions
Institutional Class	4	50	2	26	42	845	11	213

Administrative Class	0	0	0	0	26	526	6	114

Other Classes	3	30	0	0	367	7,210	69	1,278

Cost of shares redeemed
Institutional Class	(22)	(250)	(3)	(40)	(1,357)	(26,827)	(3,585)	(72,047)

Administrative Class	0	0	0	0	(920)	(18,060)	(1,403)	(27,450)

Other Classes	(11)	(127)	0	0	(9,034)	(173,998)	(10,124)	(197,031)

Net increase (decrease) resulting from Fund share transactions	126	$1,468	46	$630	13,664	$267,558	17,213	$353,856

12.31.02 | PIMCO Funds Semi-Annual Report     85

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

8. Shares of Beneficial Interest (Cont.)
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PPA Tax-Efficient Equity Fund				PPA Tax-Efficient Structured Emerging Markets Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	1,168	$12,235	1,234	$13,364

Administrative Class	23	175	269	2,554	0	0	0	0

Other Classes	988	7,532	594	5,493	0	0	0	0

Issued in reorganization
Institutional Class	0	0	0	0	0	0	1,105	12,134

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	76	831	114	1,226

Administrative Class	0	3	0	0	0	0	0	0

Other Classes	0	2	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	(350)	(3,675)	(1,319)	(15,217)

Administrative Class	(1,129)	(8,794)	(589)	(5,462)	0	0	0	0

Other Classes	(608)	(4,561)	(957)	(8,835)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(726)	$(5,643)	(683)	$(6,250)	894	$9,391	1,134	$11,507

	Assets Allocation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$15

Administrative Class	15	120	1,666	15,831

Other Classes	1,394	11,916	1,401	13,523

Issued in reorganization
Institutional Class	0	0	0	0

Administrative Class	0	0	0	0

Other Classes	0	0	2,555	24,379

Issued as reinvestment of distributions
Institutional Class	0	0	0	1

Administrative Class	11	98	18	167

Other Classes	18	152	102	981

Cost of shares redeemed
Institutional Class	0	0	(2)	(22)

Administrative Class	(282)	(2,381)	(2)	(19)

Other Classes	(732)	(6,189)	(980)	(9,464)

Net increase (decrease) resulting from Fund share transactions	424	3,716	4,758	$45,392

9. Federal Income Tax Matters
At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PEA Value Fund	$28,253	$(132,542)	$(104,289)
PEA Renaissance Fund	127,107	(749,810)	(622,703)
PEA Growth & Income Fund	1,318	(4,799)	(3,481)
PEA Growth Fund	68,648	(55,294)	13,354
PEA Target Fund	56,375	(112,450)	(56,075)
PEA Opportunity Fund	27,011	(15,873)	11,138
PEA Innovation Fund	42,053	(108,801)	(66,748)
CCM Mega-Cap Fund	104	(148)	(44)
CCM Capital Appreciation Fund	25,168	(40,662)	(15,494)
CCM Mid-Cap Fund	33,853	(21,018)	12,835
CCM Emerging Companies Fund	20,766	(10,900)	9,866
NFJ Equity Income Fund	3,107	(4,419)	(1,312)
NFJ Basic Value Fund	88	(179)	(91)
NFJ Small-Cap Value Fund	71,380	(44,946)	26,434
PPA Tax-Efficient Equity Fund	2,341	(3,648)	(1,307)
PPA Tax Efficient Structured Emerging Markets Fund	22,504	(20,082)	2,422
Asset Allocation Fund	707	(10,805)	(10,098)

86     PIMCO Funds Semi-Annual Report | 12.31.02

PIMCO Advisors Fund Management LLC (“Adviser”) serves as the investment adviser and the administrator for the Funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). As of December 31, 2002, the Adviser and its advisory affiliates had aproximately $380 billion in assets under management. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management.

Trustee and Officers	Investment Adviser and Administrator

Stephen J. Treadway, Chairman and Trustee	PIMCO Advisors Fund Management LLC. 888 San Clemente, Suite 100 Newport Beach, California 92660

E. Philip Cannon, Trustee

Donald P. Carter, Trustee

Gary A. Childress, Trustee

Theodore J. Coburn, Trustee

W. Bryant Stooks, Trustee

Gerald M. Thorne, Trustee

Newton B. Schott, Jr., President, Chief Executive Officer

John P. Hardaway, Treasurer and Financial Accounting Officer

PIMCO Funds: Access to the highest standard

PIMCO Advisors Distributors LLC provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $380 billion (as of 12/31/02) and have a client list that includes over half of the 100 largest corporations in America. PIMCO Advisors is a member of the Allianz Group, one of the world’s leading financial services providers.

Manager	PIMCO Advisors Fund Manegement LLC, 888 San Clemente, Suite 100 Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

15–20651–05

PIMCO
ADVISORS

PIMCO Advisors
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

Semi-Annual Report

12. 31. 02

PIMCO Stock Funds

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes

A   B   C

GROWTH STOCK FUNDS
PEA Growth Fund
PEA Target Fund
PEA Opportunity Fund

BLEND STOCK FUNDS
PEA Growth & Income Fund
CCM Capital Appreciation Fund
CCM Mid-Cap Fund

VALUE STOCK FUNDS
PEA Value Fund
NFJ Equity Income Fund
NFJ Basic Value Fund
NFJ Small-Cap Value Fund

ENHANCED INDEX STOCK FUNDS
PPA Tax-Efficient Equity Fund

STOCK AND BOND FUNDS
Asset Allocation Fund

Semi-Annual Reports for PIMCO PEA Innovation Fund and
PIMCO PEA Renaissance Fund are printed separately.

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

On a side note, please be aware that the names of some of the PIMCO Advisors stock funds have been expanded to indicate which of our affiliated investment firms is responsible for the day-to-day management of each fund. For more details, please refer to the back of this report.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

12.31.02  |  PIMCO Funds Semi-Annual Report     3

A STOCK AND BOND FUND

PIMCO Asset Allocation Fund

OBJECTIVE:	NUMBER OF FUNDS	TOTAL NET ASSETS:
Long-term capital appreciation and	IN THE PORTFOLIO:	$63.1 million
current income.	16 (not including short-term instruments)

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
50–70% PIMCO Stock Funds	9/30/98	Ara Jelalian
30–50% PIMCO Bond Funds		Lee Thomas
Mark Phelps
William Price

Ara Jelalian
Fund Manager

Mr. Jelalian is a Director and Portfolio Manager of International and Global Equities at Dresdner RCM Global Investors. He also leads Dresdner RCM’s product enhancement and development efforts.

Dr. Lee Thomas III
Fund Manager

Dr. Thomas is a Managing Director and senior member of PIMCO’s portfolio management and investment strategy groups. He also oversees the firm’s international portfolio management team. He joined PIMCO in 1995.

Fund surpassed benchmark
For the six months ending December 31, 2002, PIMCO Asset Allocation Fund Class A shares returned –6.32%. This return surpassed the –10.60% return of the Fund’s benchmark, the Russell 3000 Index. The average return of the Fund’s Lipper category (Lipper Balanced Funds) was slightly better, posting –5.30% for the six-month period.

Allocation strategy supported relative performance
The Fund benefited during the last six months from its overweighting in international equities and its more cautious approach to the U.S. In general, markets around the globe struggled during the third quarter, held back by slower-than-expected growth in the U.S. economy, investors’ failing confidence and the geopolitical climate. The fourth quarter was a very different story. Several of the worst performing companies of the first nine months of the year managed to meet revised lower earnings expectations. This positive news caught investors’ interest and sparked a shortlived rally in low-priced, low-quality stocks. Our overall equity strategy throughout the period was to emphasize quality companies with strong fundamentals. This strategy helped us to minimize losses in the third quarter of the year but kept us from fully participating in the fourth quarter rally.

Fixed-income markets continued to shine
Following the pattern set in the first half of 2002, investors remained focused on the relative security of Treasury bonds during the third quarter. Treasury yields fell over the three-months, with the 10-year yield ending at its lowest level in more than 40 years. Fueled by this rally, the broad U.S. bond market (as measured by the Lehman Aggregate Bond Index) returned 4.58%. The riskier high yield debt market struggled in the third quarter, but came back in the fourth. Investors’ risk appetites began to pick up again in the fourth quarter, stalling the Treasury rally. Instead, investors turned to more credit-sensitive fixed-income assets, as well as non-U.S. bonds. The 10-year Treasury yield rose 22 basis points during the fourth quarter.  Corporate bonds, especially BBB-rated and high yield issues, outperformed.

Maintaining cautious outlook
We remain cautious heading into 2003. We do not anticipate a significant improvement in operating conditions or earnings. We expect the U.S. economy to remain stalled until there is clear direction regarding the potential war with Iraq. As a result, we are style neutral and looking to potentially increase our exposure to emerging markets, as well as to small-cap and mid-cap stocks.

“The Fund benefited over the six-month period from its over weighting in international equities and ts more cautious approach to the U.S. ”

4     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Asset Allocation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception
						(9/30/98)
PIMCO Asset Allocation Fund A Shares	–6.32%	–10.55%	–3.52%	—	—	2.43%

PIMCO Asset Allocation Fund A Shares (adjusted)	–11.49%	–15.44%	–5.32%	—	—	1.08%

PIMCO Asset Allocation Fund B Shares	–6.65%	–11.29%	–4.24%	—	—	1.67%

PIMCO Asset Allocation Fund B Shares (adjusted)	–11.30%	–15.65%	–5.07%	—	—	1.28%

PIMCO Asset Allocation Fund C Shares (adjusted)	–7.71%	–12.19%	–4.27%	—	—	1.65%

Russell 3000 Index	–10.60%	–21.55%	–13.70%	—	—	—

Lehman Brothers Aggregate Bond Index	6.23%	10.26%	10.10%	—	—	—

48% Russell 3000; 12% MSCI All Cntry World Ex-US; 40% LBAG Index	–3.62%	–8.04%	–4.54%	—	—	—

Lipper Balanced Funds Average	–5.30%	–11.71%	–4.97%	—	—	—

PIMCO STOCK FUNDS % of Total Investments				PIMCO BOND FUNDS

Blend		International		Equity-Related

CCM Capital Appreciation	2.0%	RCM International Growth Equity	13.0%	StocksPLUS	12.3%

CCM Mid-Cap	1.8%	Value		Intermediate Duration

Growth		NFJ Small-Cap Value	3.6%	High Yield	2.6%

PEA Growth	1.5%	PEA Renaisance	8.6%	Total Return	34.1%

PEA Opportunity	3.6%	PEA Value	5.2%	International

PEA Target	2.2%	Total Stock Funds	49.2%	Emerging Markets Bond	0.7%

RCM Large-Cap Growth	3.7%			Foreign Bond	1.1%

RCM Mid-Cap	4.0%			Total Bond Funds	50.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

PIMCO Asset Allocation Fund seeks to utilize the diverse investment expertise offered by PIMCO Funds and their affiliates. The portfolio allocation is assigned by the PIMCO Funds Asset Allocation Committee and is updated on a regular basis. Factors such as economic forecasts, standard deviation, management trends and alpha potential all contribute to the final portfolio composition. The portfolio is then monitored and measured versus a blended index in an effort to maximize exposure to those areas adding value within a relative risk/reward framework.

Past performance is no guarantee of future results. The portfolio’s investment performance depends on how its assets are allocated and reallocated among particular underlying Funds. The portfolio’s allocation among the underlying Funds will vary, the investment may be subject to any and all of the following risks at different times and to different degrees. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, which may be enhanced when investing in emerging markets. The underlying funds may at times invest in derivatives and mortgage-related securities. An investment in high-yield securities, lower-rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Although each portfolio normally invests in a number of different underlying funds, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     5

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Growth of capital.	IN THE PORTFOLIO:	$620.5 million
91 (not including short-term instruments)
PORTFOLIO:		PORTFOLIO MANAGERS:
Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamen- tals and reasonable valuations.		David Breed
	FUND INCEPTION DATE:	Bill Bannick
	3/8/91	Katherine Burdon
Wayne Wicker

David Breed
Co-Manager

Mr. Breed is Managing Director, Chief Investment Officer and CEO of Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund outperforms in difficult third quarter but underperforms in the fourth
For the six-month period ending December 31, 2002, PIMCO CCM Capital Appreciation Fund Class A shares posted a return of –14.41%, under-performing the S&P 500 Index’s return of –10.30% for the same period. Despite significant pressure on equities, PIMCO CCM Capital Appreciation managed to outperform the S&P 500 over the difficult third quarter but trailed the index during the stock market rally of the fourth quarter.

Tech underweighting helps in third quarter
The Fund benefited from an underweight in technology in the third quarter, as the sector was hit hard by a lack of demand growth and concerns about the economy. Healthcare providers continued to bolster the Fund, with Wellpoint Health Networks and Dynamic both posting strong returns in the quarter.

Consumer discretionary and energy stocks boost returns during back half of year
Consumer discretionary exposure helped the Fund throughout the six-month period as retailers such as Wal-Mart, Kohl’s and Target all had solid gains. Natural gas holdings such as Burlington and Devon performed well for the Fund, thanks to added pricing power in the sector and a cold December.

Tech underweighting hurts in fourth quarter
The Fund was hurt by its significant technology underweighting in the fourth quarter, as tech stocks—especially those with weaker fundamentals, which were not in the portfolio—experienced the biggest rally during the stock market runup. The Fund’s exposure to healthcare stocks also hindered performance, as investors eschewed these more defensive issues in favor of more speculative areas of the stock market.

Optimism for stock market going into 2003
While the past three years have tested equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe that maintaining a focus on industry and company fundamentals is a prudent course of action.

“Consumer discretionary exposure helped the Fund throughout the six-month period.”

6     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO CCM Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (3/8/91)
PIMCO CCM Capital Appreciation Fund A Shares	–14.41%	–23.64%	–11.18%	0.07%	9.98%	10.90%

PIMCO CCM Capital Appreciation Fund A Shares (adjusted)	–19.12%	–27.84%	–12.84%	–1.06%	9.36%	10.37%

PIMCO CCM Capital Appreciation Fund B Shares	–14.71%	–24.19%	–11.84%	-0.67%	9.41%	10.41%

PIMCO CCM Capital Appreciation Fund B Shares (adjusted)	–18.98%	–27.98%	–12.47%	–0.89%	9.41%	10.41%

PIMCO CCM Capital Appreciation Fund C Shares (adjusted)	–15.59%	–24.96%	–11.84%	–0.67%	9.17%	10.08%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	9.34%	—

Lipper Large-Cap Core Funds Average	–11.31%	–20.50%	–15.32%	–1.90%	7.55%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.0%	Exxon Mobil Corp.	1.8%	Technology	20.1%

Pfizer, Inc.	2.6%	Johnson & Johnson	1.7%	Healthcare	17.5%

General Electric Co.	2.3%	IBM Corp.	1.6%	Financial & Business Services	17.3%

Wal-Mart Stores, Inc.	2.2%	American International Group, Inc.	1.6%	Consumer Discretionary	9.8%

Citigroup, Inc.	1.9%	Bank of America Corp.	1.3%	Consumer Staples	9.4%

		Top Ten Total	21.0%	PORTFOLIO COMPOSITION
				Common Stock	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     7

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Growth of capital.	IN THE PORTFOLIO:	$542.9 million
99 (not including short-term instruments)

PORTFOLIO:		PORTFOLIO MANAGERS:
Primarily common stocks of medium capi- talization companies that have improving fundamentals and reasonable valuations.		David Breed
	FUND INCEPTION DATE:	Bill Bannick
	8/26/91	Katherine Burdon
Wayne Wicker

Katherine Burdon
Co-Manager

Ms. Burdon is a Senior Portfolio Manager for Cadence Capital Management, responsible for mid- and small-cap strategies. She has a combined 19 years experience within asset management, accounting and healthcare.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of PIMCO’s Cadence Capital Management. He has over 16 years of investment experience.

Fund lags benchmark index, but maintains strong longer-term performance
PIMCO CCM Mid-Cap Fund Class A shares produced a return of –13.82% for the six-month period ending December 31, 2002. This performance trailed that of the Russell Mid-Cap Index, which returned –11.12%, and the Lipper  Mid-Cap Core Funds Average, which returned –11.95% for the same period.  However, its performance over the longer term remains strong.

Fund performs differently in bifurcated period
The second half of 2002 was characterized by two very different investment climates. In the third quarter, the stock market experienced a dramatic sell-off.  In such an environment, the Fund posted strong relative returns, outperforming both its benchmark index and its Lipper Average. Stocks rebounded dramatically in the fourth quarter—with some of the most speculative stocks posting the biggest gains. During this period, the Fund underperformed significantly.

Consumer staples and healthcare help fund in difficult third quarter
The Fund benefited from its exposure to consumer staples stocks. Their defensive qualities proved popular with investors, as the economy continued to show signs of deceleration during this period. The Fund was also helped by an overweight in healthcare stocks. In particular, HMOs, such as Oxford Health Plans, performed well due to improved pricing. The Fund was negatively affected by its exposure to the technology sector, which posted significant losses for the quarter. However, this loss was mitigated by a slight underweight relative to the benchmark.

Fund hurt by tech, consumer discretionary and healthcare exposure in fourth quarter
In the fourth quarter, the technology sector made the largest gains, and the Fund suffered as a result of its underexposure to the more speculative tech issues, which posted the best numbers. In addition, the Fund’s exposure to healthcare stocks hurt performance as investors eschewed this more defensive area of the equity market. Stock selection in the consumer discretionary sector also hindered performance, as Mandalay Resorts and Harrah’s Entertainment suffered from weaker business in Las Vegas.

Optimism for stock market going into 2003
While the past three years have been difficult ones for equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe it is prudent to maintain our focus on industry and company fundamentals.

“The Fund posted strong returns  in a third quarter that was tough for equities, but faltered during the fourth quarter rally.”

8     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO CCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (8/26/91)

PIMCO CCM Mid-Cap Fund A Shares	–13.82%	–20.33%	–6.45%	–0.2%	9.57%	10.36%

PIMCO CCM Mid-Cap Fund A Shares (adjusted)	–18.56%	–24.72%	–8.20%	–1.32%	8.95%	9.81%

PIMCO CCM Mid-Cap Fund B Shares	–14.15%	–20.89%	–7.14%	–0.94%	9.00%	9.86%

PIMCO CCM Mid-Cap Fund B Shares (adjusted)	–18.44%	–24.84%	–7.82%	–1.21%	9.00%	9.86%

PIMCO CCM Mid-Cap Fund C Shares (adjusted)	–15.01%	–21.72%	–7.15%	–0.95%	8.76%	9.55%

Russell Mid-Cap Index	–11.12%	–16.19%	–5.04%	2.19%	9.92%	—

Lipper Mid-Cap Core Funds Average	–11.95%	–18.40%	–4.82%	2.68%	9.42%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Career Education Corp.	1.3%	Storage Technology Corp.	1.3%	Technology	18.1%

Diebold, Inc.	1.3%	Danaher Corp.	1.2%	Financial & Business Services	13.6%

Ball Corp.	1.3%	Westwood One, Inc.	1.2%	Consumer Discretionary	13.5%

Apollo Group, Inc.	1.3%	McCormick & Co.	1.2%	Healthcare	11.5%

Hearst-Argyle Television, Inc.	1.3%	Bed, Bath & Beyond, Inc.	1.2%	Consumer Services	9.1%

		Top Ten Total	12.6%	PORTFOLIO COMPOSITION
				Common Stock	95.1%

				Cash Equivalents	4.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

RECENT DEVELOPMENTS REGARDING IMPORTANT CHANGE IN INVESTMENT POLICY: On December 5, 2002, the Board of Trustees of the Trust approved a change to the investment policies of the CCM Mid-Cap Fund whereby “medium market capitalization companies” would be defined as companies in the Russell Mid-Cap Index with at least $100 million in market capitalization. Subject to Trustee approval, the Fund intends not to make this change and instead to retain the previous policy, which defined medium market capitalization companies as U.S. companies with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     9

A VALUE STOCK FUND

PIMCO NFJ Basic Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term growth of capital and income.	IN THE PORTFOLIO:	$3.0 million
42
PORTFOLIO MANAGERS:
PORTFOLIO:	FUND INCEPTION DATE:	Ben Fisher
Common stocks of companies with market capitalization of more than $2 billion that are undervalued relative to the market and their industry growth.	5/8/00	Chris Najork
Jeffrey S. Partenheimer
Paul Magnuson

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of PIMCO’s NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund outperforms in second half of year
PIMCO NFJ Basic Value Fund Class A shares returned –10.59% for the six-month period ending December 31, 2002. This compares favorably to the performance of the Russell Mid-Cap Value Index, which returned –12.16%, and the Lipper Mid-Cap Value Funds Average, which returned –12.08%.

Fund hurt by financial services and energy stocks in third quarter
The third quarter proved difficult for stocks in general, and value stocks in particular. The Fund was hurt by its exposure to financial services stocks such as JP Morgan Chase, which fell considerably during the quarter. The energy sector also caused performance to suffer during this period. Stock selection in consumer staples also negatively affected the Fund’s performance. However, the Fund benefited from a significant underweighting in technology, a sector that posted substantial losses during the period.

Fund helped by stock selection in fourth quarter
Despite a substantial underweighting in technology in the fourth quarter, the Fund received a boost from its technology exposure in the final quarter of 2002. Hewlett-Packard, a recent addition to the portfolio, gained nearly 50%, while Lexmark rose by almost 30%. The energy sector also bounced back in the fourth quarter, aiding performance. Valero Energy, in particular, was a standout performer.

Portfolio fundamentals remain solid
At the beginning of the fourth quarter, the Fund’s P/E ratio was at its lowest since the 1990 recession. And despite a rally in the fourth quarter, the portfolio remains attractively valued. In addition, the yield on the portfolio is substantially higher than that of the overall stock market, as measured by the S&P 500 Index. We are confident that the  portfolio remains well-positioned going into 2003.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although the proposed tax reduction and tax reform could be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It appears that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable, regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style should continue to outperform.

“After experiencing a rough third quarter, the Fund outperformed in the fourth, bolstered primarily by stock selection.”

10     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO NFJ Basic Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Basic Value Fund A Shares	–10.59%	–7.26%	—	—	—	4.63%

PIMCO NFJ Basic Value Fund A Shares (adjusted)	–15.51%	–12.36%	—	—	—	2.42%

PIMCO NFJ Basic Value Fund B Shares	–10.98%	–7.98%	—	—	—	3.88%

PIMCO NFJ Basic Value Fund B Shares (adjusted)	–15.29%	–12.42%	—	—	—	2.82%

PIMCO NFJ Basic Value Fund C Shares (adjusted)	–11.83%	–8.86%	—	—	—	3.88%

Russell Mid-Cap Value Index	–12.16%	–9.65%	—	—	—	—

Lipper Mid-Cap Value Funds Average	–12.08%	–13.45%	—	—	—	—

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Deluxe Corp.	3.7%	ConocoPhillips	3.6%	Financial & Business Services	21.7%

SUPERVALU, Inc.	3.7%	RJ Reynolds Tobacco Holdings, Inc.	3.5%	Consumer Discretionary	15.6%

VF Corp.	3.6%	Tupperware Corp.	3.0%	Consumer Staples	14.5%

Union Planters Corp.	3.6%	TXU Corp.	2.1%	Healthcare	7.3%

General Motors Corp.	3.6%	Loews Corp.	1.9%	Energy	7.2%

		Top Ten Total	32.3%	PORTFOLIO COMPOSITION
				Common Stock	90.4%

				Cash Equivalents	9.6%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued, and favoring above-average dividend yields. The manager screen a universe of the largest 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 candidates, ultimately building a portfolio of 35–50 stocks that exhibit the best collective attributes of low price-to-earnings multiples, high price momentum dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for footnotes, which includes additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     11

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS: $51.5 million
Current income is a primary objective; long-term growth of capital is a second- ary objective.	41 (not including short-term instruments)
PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Income-producing common stocks of companies with market capitaliztions of more than $2 billion.	5/8/00	Ben Fischer
Chris Najork
Jeffery S. Partenheimer

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund  outperforms its benchmarks
For the six-month period ending December 31, 2002, PIMCO NFJ Equity Income Fund Class A shares posted a return of –7.54%, outperforming the S&P 500 Index’s return of –10.30% and the Lipper Equity Income Funds Average return of –10.63%.

Fund hurt in third quarter stock market rout
The stock market suffered substantial losses in the third quarter of 2002, with no sector left unscathed. Stock selection hurt performance in sectors such as basic industry and utility. However, the Fund’s underweighting in technology, a sector that posted substantial losses during the period, helped performance significantly. In September, the Fund benefited from exposure to telecom carriers such as Verizon and Sprint, which experienced a rebound after an extended period of underperformance.

Stock selection strong in fourth quarter
Stock selection was strong during the fourth quarter, as six out of seven sectors contributed positively to performance. The Fund’s relative outperformance can be attributed primarily to holdings in the consumer cyclical, technology, basic industry, and energy sectors, with the most notable positive return stock being Sprint Group. After completely avoiding the technology sector for several years, the Fund added Hewlett Packard last year – and it rose almost 50% for the quarter. Other notable performers included Eastman Kodak, Textron and Halliburton.

NFJ investment strategy provided downside protection
Despite the strong relative outperformance for the Fund, 2002 was a tough absolute return market for all investors.  Although the Fund posted a loss for the year, NFJ’s philosophy of owning undervalued companies paying a dividend saved it from experiencing the type of damage felt by the major indices, such as the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite Index, which all recorded substantial negative returns.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although tax reduction and tax reform will be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It seems that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style could continue to outperform.

“The Fund’s underweighting in technology in the third quarter, along with strong stock selection in the fourth, contributed positively to performance.”

12     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO NFJ Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Equity Income Fund A Shares	–7.54%	–7.06%	—	—	—	5.85%

PIMCO NFJ Equity Income Fund A Shares (adjusted)	–12.62%	–12.17%	—	—	—	3.61%

PIMCO NFJ Equity Income Fund B Shares	–7.97%	–7.71%	—	—	—	5.07%

PIMCO NFJ Equity Income Fund B Shares (adjusted)	–12.26%	–12.00%	—	—	—	4.12%

PIMCO NFJ Equity Income Fund C Shares (adjusted)	–8.71%	–8.52%	—	—	—	5.07%

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

Lipper Equity Income Funds Average	–10.63%	–16.33%	—	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES
RJ Reynolds Tobacco Holdings, Inc.	3.9%	General Motors Corp.	3.8%	Financial & Business Services	28.3%

SUPERVALU, Inc.	3.9%	Verizon Communications, Inc.	3.8%	Consumer Discretionary	13.3%

VF Corp.	3.8%	Eastman Kodak Co.	3.7%	Consumer Staples	11.5%

Key Corp.	3.8%	Lincoln National Corp.	3.7%	Energy	9.5%

Union Planters Corp.	3.8%	TXU Corp.	2.3%	Utilities	9.3%

		Top Ten Total	36.5%	PORTFOLIO COMPOSITION
				Common Stock	95.2%

				Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations.  In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     13

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Long-term growth of capital and income.	IN THE PORTFOLIO:	$1.0 billion
103 (not including short-term instruments)
PORTFOLIO:		PORTFOLIO MANAGERS:
Primary common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below - average price - to - earnings ratio relative to the market and that industry group.		Ben Fischer
	FUND INCEPTION DATE:	Chris Najork
	10/1/91	Paul Magnuson
Cliff Hoover

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund turns in strong relative performance
PIMCO NFJ Small-Cap Value Fund turned in a strong relative performance in the second half of 2002, despite two very different investment climates. For the six-month period ending December 31, 2002, PIMCO NFJ Small-Cap Value Fund Class A shares returned –7.47%, outperforming both the Russell 2000 Index, which returned –16.55%, and the Lipper Small-Cap Value Funds Average, which returned –14.91%.

Fund benefits from style-pure investment process in third quarter
The Fund benefited from its deep-value, style-pure investment process in the difficult third quarter, as it helped to limit downside risk. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust. The Fund’s strict value discipline continues to preclude it from owning  any significant exposure to technology, which did hurt performance during the October-November rally.

Energy sector performs well in fourth quarter
The portfolio benefited from an overweight in energy. Investors bid up energy stocks as unseasonably cold weather hit much of the country in December and concerns over war with Iraq increased. The managers are maintaining their overweights in both energy and utilities going forward because they anticipate that the economy will improve and demand will pick up.

Diversification aids performance
Because of continued market volatility, the portfolio’s diversification across industries benefited the portfolio during the past six months. This strategy continued to help limit downside risk while enabling the portfolio to be invested in undervalued stocks in a variety of sectors.

Stock selection was strong
The Fund benefited from strong stock selection in the second half of 2002.  Canadian gold-mining company Goldcorp was a standout performer during this period, due in large part to steady increases in the price of gold, as the stock is highly levered to gold prices.  Other standouts included Claire’s Stores, a discount retailer, and Brown Shoe, a footwear maker of brands such as Dr.  Scholl’s, Buster Brown and Naturalizer.

Dividend-paying stocks remain attractive
Looking ahead, we expect the economic recovery to continue at a slow pace. We anticipate that the market will remain volatile while the economy seeks direction, especially given the numerous geopolitical concerns hanging over the market.

We are encouraged by the potential for a reduction or elimination of dividend taxes, which could certainly be a source of stimulus for the stock market. We remain confident that our style-pure investment philosophy will continue to bode well for the portfolio. In addition, we believe our requirement that every holding in the portfolio pay a dividend will continue to benefit the portfolio given the current economic, legislative and stock market environment.

“By helping limit downside risk,  the Fund’s deep-value, style-pure  investment process contributed to performance.”

14     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO NFJ Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (10/1/91)
PIMCO NFJ Small-Cap Value Fund A Shares	–7.47%	–2.54%	13.80%	4.45%	11.20%	12.13%

PIMCO NFJ Small-Cap Value Fund A Shares (adjusted)	–12.56%	–3.10%	11.68%	3.27%	10.57%	11.57%

PIMCO NFJ Small-Cap Value Fund B Shares	–7.83%	1.72%	12.97%	3.68%	10.62%	11.61%

PIMCO NFJ Small-Cap Value Fund B Shares (adjusted)	–12.39%	–3.28%	12.18%	3.33%	10.62%	11.61%

PIMCO NFJ Small-Cap Value Fund C Shares (adjusted)	–8.76%	0.73%	12.95%	3.67%	10.38%	11.30%

Russell 2000 Index	–16.55%	–20.48%	–7.45%	–1.36%	7.16%	—

Lipper Small-Cap Value Funds Average	–14.91%	–10.32%	7.42%	3.60%	10.61%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Teekay Shipping Corp.	1.1%	Precision Castparts Corp.	1.1%	Financial & Business Services	22.5%

Brown Shoe Co., Inc.	1.1%	Wallace Computer Services, Inc.	1.0%	Consumer Discretionary	13.9%

Fording, Inc.	1.1%	Regal-Beloit Corp.	1.0%	Materials & Processing	10.5%

Wellman, Inc.	1.1%	Harsco Corp.	1.0%	Capital Goods	9.8%

Goldcorp, Inc.	1.1%	OGE Energy Corp.	1.0%	Energy	9.3%

		Top Ten Total	10.6%	PORTFOLIO COMPOSITION
				Common Stock	93.2%

				Cash Equivalents	6.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150–200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     15

A BLEND STOCK FUND

PIMCO PEA Growth & Income Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and current income.	40 (not including short-term instruments)	$65.0 million
PORTFOLIO MANAGERS:
PORTFOLIO:		Ken Corba
Common stocks of companies with market capitalization of greater than $5 billion.	FUND INCEPTION DATE:	Peter C. Thoms
12/28/94

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Peter Thoms
Co-Manager

Mr. Thoms is a Co-Portfolio Manager and research analyst for PIMCO Equity Advisors. He holds an M.B.A. from the University of Virginia’s Darden School of Business.

Challenging six months to finish 2002
The last six months of 2002 proved a challenging and volatile environment for stocks. PIMCO PEA Growth & Income Fund Class A shares returned –12.85% for this period, slightly underperforming the S&P 500 Index return of –10.30% and the Lipper Large-Cap Core Funds Average return of –11.31%.

Fund posts strong relative performance in third quarter
In the third quarter, the stock market experienced significant losses. However, PIMCO PEA Growth & Income Fund turned in a strong relative performance, outpacing both its benchmark, the S&P 500 Index, and its Lipper category average. In the fourth quarter, the stock market rebounded dramatically, especially more speculative issues. In this environment, the Fund underperformed.

Healthcare stocks aid Fund performance in third quarter
Defensive areas of the economy performed well during the third quarter, as concerns over a decelerating economy grew. The Fund benefited from its exposure to healthcare stocks during this period, especially HMOs and pharmaceutical companies. In particular, United Healthcare held its ground. Consumer staples stocks also aided performance, as stocks such as Procter & Gamble performed well. Conversely, the Fund was hurt by its overweight of the financial services sector, as many of the companies in this area came under pressure.

Fund negatively affected by tech under-weighting in fourth quarter
In the fourth quarter, the Fund was hurt by its underweighting of the technology sector, as tech stocks experienced a dramatic rally during this period. Also hindering performance was the Fund’s exposure to stocks such as defense contractor Lockheed Martin, which performed relatively well in the third quarter but posted poor relative performance in the fourth quarter. However, the Fund benefited from relative overweight positions in financial services and industrials in the fourth quarter. A standout for the Fund during this period was First Data Corp., a financial services data processor, which saw its stock price rise on news of better-than-expected results from its Western Union division.

Fund positioned for economic pickup
Heading into 2003, we remain cautious investors. The potential conflicts with Iraq and North Korea have been major headwinds in the market, affecting oil prices and clouding visibility. In addition, uncertain industrial and consumer environments are casting a pall on the stock market. However, we are optimistic that the economy will begin a slow recovery this year, and we are seeking to position the Fund to benefit from such an economic pickup. In addition, the proposed repeal of dividend taxation may bode well for dividend-paying stocks.

“The proposed repeal of dividend taxation could benefit many dividend-paying stocks.”

16     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO PEA Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/28/94)

PIMCO PEA Growth & Income Fund A Shares	–12.85%	–20.08%	–10.54%	6.97%	—	12.04%

PIMCO PEA Growth & Income Fund A Shares (adjusted)	–17.65%	–24.47%	–12.21%	5.77%	—	11.26%

PIMCO PEA Growth & Income Fund B Shares	–13.04%	–20.64%	–11.18%	6.20%	—	11.32%

PIMCO PEA Growth & Income Fund B Shares (adjusted)	–17.35%	–24.57%	–11.84%	6.03%	—	11.32%

PIMCO PEA Growth & Income Fund C Shares (adjusted)	–14.00%	–21.41%	–11.19%	6.20%	—	11.22%

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	6.41%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Large-Cap Core Funds Average	–11.31%	–23.50%	–15.32%	–1.90%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Bank of America Corp.	3.8%	Clear Channel Communications, Inc.	2.9%	Financial & Business Services	32.0%

Newmont Mining Corp.	3.4%	Vornado Realty Trust	2.9%	Materials & Processing	9.5%

E.I. du Pont de Nemours & Co.	3.3%	3M Co.	2.9%	Technology	8.6%

Kinder Morgan Management LLC	3.2%	Boston Properties, Inc.	2.9%	Healthcare	8.5%

IBM Corp.	3.1%	Microsoft Corp.	2.8%	Energy	8.1%

		Top Ten Total	31.2%	PORTFOLIO COMPOSITION
				Common Stock	94.7%

				Cash Equivalents	1.4%

				Convertible Bonds	3.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     17

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital; income is an incidental consideration.	41 (not including short-terminstruments)	$842.2 million
PORTFOLIO MANAGER:
PORTFOLIO:		Ken Corba
Primarily common stocks of compa- nies with market capitalizations of at least $5 billion.	FUND INCEPTION DATE:
2/24/84

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Fund underperforms in latter half of 2002
For the six-month period ending December 31, 2002, PIMCO PEA Growth Fund Class A shares returned –15.41%, underperforming the S&P 500 Index’s return of –10.30%. The Fund also underperformed the Lipper Large-Cap Growth Funds Average return of –11.72%.

Two different market environments
Investors experienced two very different stock market environments over the past six months. Stocks saw a dramatic decline in the third quarter, followed by a hefty rally in the fourth quarter. In the third quarter, PIMCO PEA Growth Fund’s focus on companies with high earnings quality enabled it to outperform the S&P 500 Index. However, in the fourth quarter, this very focus hurt the Fund’s relative performance as some of the most speculative issues experienced the largest rebounds.

Fund benefits from tech underweighting in third quarter
The Fund added more consumer staples and trimmed its technology exposure in the third quarter. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand. Consumer staples, such as Coca-Cola and Procter & Gamble, performed well, as these global-reaching companies benefited from a weaker dollar. Healthcare also held up relatively well for the Fund with UnitedHealth Group and Johnson & Johnson posting solid gains.
Foreshadowing a possible corporate spending recovery, media holdings such as Viacom and Clear Channel also performed well for the quarter.

Tech underweighting hurts performance in fourth quarter
The Fund’s underweighting of technology stocks in the fourth quarter hindered performance because the tech sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance, as investors flocked to more aggressive areas of the stock market. However, the Fund did benefit from its overweighting of financial services stocks. In particular, First Data performed well, as better-than-expected results from its Western Union division propelled its stock price higher.

Outlook is optimistic
After an extremely difficult three years, we believe that the outlook for U.S. equities has begun to stabilize and with a modestly recovering economy, the stock market should provide a more rewarding investment environment during the coming year. We are optimistic that our philosophy of holding high quality growth companies will bode well for the Fund over the long term.

“We are optimistic that our philosophy of holding high quality growth companies will bode well for the Fund over the long term.”

18     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO PEA Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (2/24/84)
PIMCO PEA Growth Fund A Shares	–15.41%	–29.22%	–24.47%	–3.18%	5.75%	11.59%

PIMCO PEA Growth Fund A Shares (adjusted)	–20.07%	–33.11%	–25.88%	–4.27%	5.15%	11.25%

PIMCO PEA Growth Fund B Shares	–15.79%	–29.78%	–25.05%	–3.95%	5.18%	11.28%

PIMCO PEA Growth Fund B Shares (adjusted)	–20.00%	–33.29%	–25.74%	–4.22%	5.18%	11.28%

PIMCO PEA Growth Fund C Shares (adjusted)	–16.56%	–30.43%	–25.03%	–3.93%	4.95%	10.76%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	9.34%	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	–3.48%	5.72%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.6%	American International Group, Inc.	3.6%	Financial & Business Services	26.5%

Bank of America Corp.	4.3%	Clear Channel Communications, Inc.	3.5%	Technology	19.3%

First Data Corp.	4.2%	Fifth Third Bancorp	3.5%	Healthcare	19.0%

3M Co.	3.6%	Johnson & Johnson	3.2%	Consumer Discretionary	12.3%

Pfizer, Inc.	3.6%	Dell Computer Corp.	3.2%	Consumer Staples	8.4%

		Top Ten Total	37.3%	PORTFOLIO COMPOSITION
				Common Stock	99.1%

				Cash Equivalents	0.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     19

A GROWTH STOCK FUND

PIMCO PEA Opportunity Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no considera- tion is given to income.	101 (not including short- term instruments)	$246.4 million

PORTFOLIO MANAGER:
PORTFOLIO:		Michael Gaffney
Common stocks of companies with market capitalizations less than $2 billion.	FUND INCEPTION DATE:
2/24/84

Michael Gaffney
Portfolio Manager

Mr. Gaffney is a Managing Director and head of small-cap growth management at PIMCO Equity Advisors. He has more than 14 years of investment experience.

Fund outperforms in second half of 2002
Equity investing continued its difficult run in the third quarter, with small-cap stocks in particular feeling pressure. However, the equity market rebounded somewhat in the fourth quarter, providing a small measure of relief in a year of dismal equity returns. For the six-month period ending December 31, 2002, PIMCO PEA Opportunity Fund Class A shares posted a return of –15.99%, trailing the Russell 2000 Growth Index return of –15.63% but outperforming the Lipper Small-Cap Growth Funds Average, which returned –16.02% for the same period.

Fund hurt by tech, but helped by energy, in the third quarter
Technology’s weak performance in the third quarter hurt the Fund significantly, despite its slight underweighting in the sector. Conversely, the energy sector served as a source of positive performance in a down market as Chesapeake Energy, Patterson-UTI, and XTO Energy all outperformed. The media and health-care sectors held up relatively well in the third quarter, with Cumulus Media and Neurocrine Biosciences posting gains over the quarter. The Fund’s exposure to consumer cyclicals proved disappointing due to uncertainty about the economy.

Tech helps in fourth quarter
Technology issues generated strong returns in the fourth quarter, although a sell-off in December reduced the gains. In the Fund, stocks such as Websense, Manhattan Associates and Emulex performed well on continued business strength. Healthcare, REITs and consumer staples traded lower.  Reminiscent of last year, economically-sensitive issues performed well before year-end, while more defensive issues underperformed. For example, holdings in cyclical transportation issues Knight Transportation, JB Hunt Transportation Services and Atlantic Coast Airlines all gained more than 20%. On the negative side, healthcare stocks such as Triad Hospitals and Coventry Healthcare lost ground during this period. Although healthcare fundamentals remained strong, investor rotation away from defensive issues resulted in negative returns.

Outlook clouded by geopolitical issues
Looking ahead, we believe that the equity market could experience a good year based on favorable monetary and fiscal policies, reasonable market valuation, improving corporate profitability and lean corporate structures with good productivity leverage. However, the overall impact of war and high energy prices on consumer and corporate spending is a huge unknown which obscures the short-term outlook. If the markets gain further clarity on these risks and the economy continues to gain traction, we are optimistic that the investment environment could improve.

“Although technology proved detrimental to the Fund in the third quarter, it contributed to performance significantly in the fourth.”

20     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO PEA Opportunity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Opportunity Fund A Shares	–15.99%	–29.40%	–20.42%	–3.24%	5.55%	12.25%

PIMCO PEA Opportunity Fund A Shares (adjusted)	–20.61%	–33.28%	–21.91%	–4.32%	4.96%	11.91%

PIMCO PEA Opportunity Fund B Shares	–16.31%	–29.92%	–21.02%	–3.93%	5.02%	11.93%

PIMCO PEA Opportunity Fund B Shares (adjusted)	–20.50%	–33.42%	–21.64%	–4.12%	5.02%	11.93%

PIMCO PEA Opportunity Fund C Shares (adjusted)	–17.15%	–30.62%	–21.02%	–3.93%	4.79%	11.43%

Russell 2000 Growth Index	–15.63%	–30.27%	–21.11%	–6.59%	2.62%	—

Russell 2000 Index	–16.56%	–20.48%	–7.54%	–1.36%	7.16%	—

Lipper Small-Cap Growth Funds Average	–16.02%	–29.72%	–17.01%	–2.31%	5.54%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Genesco, Inc.	2.2%	Steiner Leisure Ltd.	1.6%	Consumer Discretionary	16.7%

Key Energy Group, Inc.	1.9%	Waste Connections, Inc.	1.5%	Technology	15.1%

Atlantic Coast Airlines Holdings	1.7%	Forrester Research, Inc.	1.5%	Healthcare	12.7%

Grant Prideco, Inc.	1.6%	Linens ‘n Things, Inc.	1.4%	Consumer Services	11.5%

RARE Hospitality International, Inc.	1.6%	Investors Financial Services Corp.	1.4%	Financial & Business Services	11.1%

		Top Ten Total	16.4%	PORTFOLIO COMPOSITION
				Common Stock	93.7%

				Cash Equivalents	6.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund invests in companies that are experiencing surprisingly strong earnings growth. The manager’s thorough, bottom-up analysis combines quantitative and qualitative criteria to result in a prudently diversified portfolio of growing small-cap stocks. Without introducing any industry bias, the manager tries to lessen the portfolio’s risk exposure by not allowing any one position to account for more than 5% of the portfolio at cost.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund also invests in smaller companies and securities issued in initial public offerings (IPOs), which may entail greater risk than larger companies, including higher volatility. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     21

A GROWTH STOCK FUND

PIMCO PEA Target Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Capital appreciation; no consideration is given to income.	85 (not including short-term instruments)	$765.2 million
PORTFOLIO MANAGER:
PORTFOLIO:		Jeff Parker
Common stocks of companies with market capitalizations of between $1 billion and $10 billion.	FUND INCEPTION DATE: 12/17/92

Jeff Parker
Portfolio Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 6 years.

Fund trails benchmark for six-month period
PIMCO PEA Target Fund Class A shares posted a return of –16.07% for the six-month period ending December 31, 2002. This performance trailed the Russell Mid-Cap Growth Index, which returned –9.59%, and the Lipper Mid-Cap Growth Funds Average, which returned –13.95%.

Fund hurt by consumer discretionary stocks in third quarter
In a challenging market for stocks, the Fund slightly underperformed its benchmark index and its Lipper average for the third quarter. The Fund was hurt by its exposure to the consumer discretionary sector, which was punished by investors as the economic slowdown continued. The technology sector also detracted from performance, although this was mitigated somewhat by an underweight relative to the index.

Fund benefited from healthcare exposure
The Fund was helped in the third quarter by its exposure to healthcare stocks, especially HMOs, medical equipment and biotech issues.  In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, in the fourth quarter, the healthcare sector produced mixed results. Boston Scientific and Medicis Pharmaceutical were strong performers, but AmerisourceBergen and Laboratory Corp. disappointed.

Tech exposure hurts performance
The Fund’s relative performance in the fourth quarter was hurt by poor stock selection in the information technology sector. An underweighting of the telecommunications sector also detracted from performance, as many of these issues rallied. However, consumer discretionary stocks aided performance. In particular, Linens ‘n Things and Coach were standouts despite concerns over consumer weakness.

Positive outlook for stock market
Looking ahead, we are positive about the environment for stock market investing. We believe valuations are finally attractive, sentiment is improving and fiscal policies will stimulate the economy. In this climate, we believe that smaller companies have greater potential for out-performance as their earnings are more levered to economic growth than large companies. We will maintain our focus on high-quality, fast-growing mid-cap stocks. Although there are still many uncertainties in the world, history has shown that the time to invest is often when market conditions appear to be the worst. We continue to believe that patient, disciplined investors will be rewarded over the long term.

“The Fund’s exposure to health-care stocks helped it in the third quarter, but produced mixed results in the fourth.”

22     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/17/92)

PIMCO PEA Target Fund A Shares	–16.07%	–32.77%	–19.26%	1.67%	9.69%	9.77%

PIMCO PEA Target Fund A Shares (adjusted)	–20.68%	–36.47%	–20.77%	0.52%	9.07%	9.16%

PIMCO PEA Target Fund B Shares	–16.27%	–33.22%	–19.72%	1.03%	9.11%	9.20%

PIMCO PEA Target Fund B Shares (adjusted)	–20.46%	–36.56%	–20.41%	0.74%	9.11%	9.20%

PIMCO PEA Target Fund C Shares (adjusted)	–17.11%	–33.89%	–19.72%	1.03%	8.93%	9.01%

RussellMid-Cap Growth Index	–9.59%	–27.40%	–20.02%	–1.82%	6.71%	—

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	6.41%	11.96%	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	–1.86%	5.95%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Varian Medical Systems, Inc.	2.5%	St. Jude Medical, Inc.	2.1%	Healthcare	25.1%

Abercrombie & Fitch Co. ‘A’	2.4%	Gentex Corp.	2.1%	Technology	24.6%

Medicis Pharmaceutical ‘A’	2.3%	Linens ‘n Things, Inc	2.1%	Consumer Discretionary	16.5%

Boston Scientific Corp.	2.2%	Harman International Industries, Inc.	1.9%	Financial & Business Services	10.6%

AmerisourceBergen Corp.	2.1%	UTStarcom, Inc.	1.8%	Consumer Services	6.4%

		Top Ten Total	21.5%	PORTFOLIO COMPOSITION
				Common Stock	94.9%

				Cash Equivalents	3.6%

				Convertible Bonds	1.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     23

A VALUE STOCK FUND

PIMCO PEA Value Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	39 (not including short-term instruments)	$838.2 million
PORTFOLIO:		PORTFOLIO MANAGER:
Primarily common stocks of companies with market capitalizations of more than $5 billion and below-average valuations whose business fundamentals are expected to improve.	FUND INCEPTION DATE: 12/30/91	John Schneider

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund underperforms in back half of year
PIMCO PEA Value Fund Class A shares posted a return of –16.80% for the six-month period ending December 31, 2002. This performance significantly trailed that of the Russell 1000 Value Index, which returned –11.28%, and the Lipper Multi-Cap Value Funds Average, which returned –11.47%.

Two different market environments during this period
The second half of 2002 was characterized by two very different investment climates. Stocks suffered a dramatic rout in the third quarter of 2002, only to enjoy a substantial rebound in the fourth quarter of the year. In the difficult market environment of the third quarter, PIMCO PEA Value Fund significantly underperformed its benchmark index. In the fourth quarter, as stocks enjoyed a strong rally, PIMCO PEA Value Fund substantially outperformed its benchmark index.

Pro-cyclical positioning hurts performance in third quarter….
The Fund’s pro-cyclical positioning, which had aided its performance earlier in the year, proved a drag on its performance in the third quarter as the economy appeared to be shaky. In particular, airlines such as AMR and commodity technology stocks such as Micron detracted from performance. Financial services stocks such as JP Morgan and Household International also hurt performance, as concerns that a shaky economy could result in credit defaults weighed heavily on these issues.

…but helps performance in fourth quarter
The same pro-cyclical positioning that hurt performance in the third quarter provided a large boost to performance in the fourth quarter, as the stock market experienced a robust rebound. Commodity technology stocks in particular experienced a large run-up. Energy stocks also aided performance, as increasing demand pushed up energy prices. The Fund was also helped by its exposure to consumer cyclical stocks such as J.C. Penney, which performed well in the last quarter of the year.

Outlook is positive for 2003
Our outlook for the stock market is positive. The economy appears poised for a rebound in 2003, and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively-valued stocks than we have in some time—a development that makes us optimistic about the current opportunities in value investing.

“Due to the recent stock market rout, we are finding more attractively valued stocks than we have in some time, which bodes well for the future of value investing.”

24     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/91)

PIMCO PEA Value Fund A Shares	–16.80%	–25.08%	4.06%	5.12%	11.48%	11.66%

PIMCO PEA Value Fund A Shares (adjusted)	–21.37%	–29.20%	2.11%	3.94%	10.85%	11.09%

PIMCO PEA Value Fund B Shares	–17.12%	–25.68%	3.29%	4.34%	10.90%	11.14%

PIMCO PEA Value Fund B Shares (adjusted)	–21.06%	–29.21%	2.42%	4.09%	10.90%	11.14%

PIMCO PEA Value Fund C Shares (adjusted)	–17.83%	–26.37%	3.28%	4.36%	10.66%	10.84%

Russell 1000 Value Index	–11.28%	–15.52%	–5.14%	–1.16%	10.81%	—

Lipper Multi-Cap Value Funds Average	–11.47%	–17.88%	–3.34%	1.35%	9.69%	—

TOP 10 HOLDING % of Total Investments				TOP 5 RELATED INDUSTRIES
Nabors Industries Ltd.	5.2%	J.C. Penney Co., Inc.	4.1%	Financial & Business Services	23.3%

International Ltd.	4.7%	CIGNA Corp.	3.9%	Energy	17.5%

Liberty Media Corp. ‘A’	4.7%	PG&E Corp.	3.9%	Technology	14.8%

J.P. Morgan Chase & Co.	4.7%	CSX Corp.	3.8%	Consumer Discretionary	6.5%

Hewlett-Packard Co.	4.2%	Burlington Resources, Inc.	3.8%	Capital Goods	5.8%

		Top Ten Total	43.0%	PORTFOLIO COMPOSITION
				Common Stock	88.8%

				Cash Equivalents	11.2%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     25

AN ENHANCED INDEX STOCK FUND

PIMCO PPA Tax-Efficient Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Maximum after-tax growth of capital.	IN THE PORTFOLIO:	$23.3 million
202 (not including short term instruments)
PORTFOLIO:		PORTFOLIO MANAGERS:
Broadly diversified portfolio of at least 200 common stocks of companies represented in the S&P 500 Index with market capitalizations of more than $5 billion.	FUND INCEPTION DATE: 7/10/98	David Stein Tom Seto

David Stein
Co-Manager

Mr. Stein is Managing Director of Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

Tom Seto
Co-Manager

Mr. Seto is a Vice President of Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund outperforms in second half of 2002
For the six-month period ended December 31, 2002, PIMCO PPA Tax-Efficient Equity Fund Class A shares posted a return of –9.88%. This performance outpaced that of the S&P 500, which returned –10.30%, and that of the Lipper Large-Cap Core Funds Average, which returned –11.31%.

Fund performs relatively well in two different investment climates
The U.S. economy stalled during the third quarter, a slowdown that trampled on an already fragile investor psyche as evidenced by the largest quarterly decline in the S&P 500 Index since the 1987 crash. However, in this difficult environment, PIMCO Tax-Efficient Equity Fund was able to outperform the S&P 500 Index. After hitting a 5- year low on October 9, the U.S. equity market rebounded in the fourth quarter. The October earnings season provided some reassurance to investors when a few large companies reported respectable profits, which were well received in an oversold market begging for any positive earnings news. In this environment, PIMCO PPA Tax-Efficient Equity Fund managed to keep pace with the S&P 500 Index.

Fund aided by stock selection in health-care and consumer staples in third quarter
The third quarter stock market decline was broad-based as much as it was sizable. Every economic sector in the S&P 500 Index lost ground last quarter. Stock selection was strong for the Fund in the defensive healthcare and consumer staples sectors. The Fund’s medical product, drug, food distributor and alcoholic beverage holdings were some of the only stocks in the Index to finish the quarter in positive territory.

Fund hurt by healthcare, helped by financials in fourth quarter
In the fourth quarter, stock selection was weak in health care, as profit warnings from Cigna and regulatory concerns at Tenet Healthcare caused the shares of both companies to plummet. Strength of financial services giants Citigroup, JP Morgan and Morgan Stanley offset underperformance in the healthcare names.

Could see significant stock market recovery
The U.S. economy appears on the road to recovery. The revised third quarter gross domestic product grew at a solid 4% annual rate, and the latest index of leading economic indicators saw its biggest monthly increase of the year. On the other hand, terrorism and overcapacity still threaten to stall the economy. The stock market recovery, when it happens, could be robust—but we believe it will have different leadership than the last bull market. As this cyclical recovery unfolds, our structured growth stock selection model, which stays broadly diversified, should provide the greatest opportunity to capture the long-term market leaders while still focusing on maximum tax efficiency. The Fund is not expected to make any capital gains distribution in the foreseeable future.

“The Fund managed to keep pace with the S&P 500 in both the third and fourth quarters, in two markedly different environments.”

26     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO PPA Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (7/10/98)
PIMCO PPA Tax-Efficient Equity Fund A Shares	–9.88%	–21.71%	–14.84%	—	—	–5.85%

PIMCO PPA Tax-Efficient Equity Fund A Shares (adjusted)	–14.8%	–26.03%	–16.43%	—	—	–7.03%

A Shares after taxes on distribution	—	–26.04%	–16.44%	—	—	–7.04%

A Shares distributions & sale of fund shares	—	–15.98%	–12.63%	—	—	–5.48%

PIMCO PPA Tax-Efficient Equity Fund B Shares	–10.22%	–22.23%	–15.47%	—	—	–6.56%

PIMCO PPA Tax-Efficient Equity Fund B Shares (adjusted)	–14.71%	–26.12%	–16.33%	—	—	–6.98%

B Shares after taxes on distribution	—	–26.12%	–16.33%	—	—	–6.98%

B Shares distributions & sale of fund shares	—	–16.04%	–12.56%	—	—	–5.44%

PIMCO PPA Tax-Efficient Equity Fund C Shares (adjusted)	–11.12%	–23.01%	–15.47%	—	—	–6.56%

C Shares after taxes on distribution	—	–23.01%	–15.47%	—	—	–6.56%

C Shares distributions & sale of fund shares	—	–14.13%	–11.93%	—	—	–5.12%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Core Funds Average	–11.31%	–23.50%	–15.32%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	3.7%	Pfizer, Inc.	2.7%	Financial & Business Services	23.0%

General Electric Co.	3.3%	Wal-Mart Stores, Inc.	2.7%	Healthcare	17.1%

Citigroup, Inc.	3.1%	Merck & Co., Inc.	2.1%	Technology	16.6%

Johnson & Johnson	2.8%	IBM Corp.	2.0%	Consumer Staples	9.0%

Exxon Mobil Corp.	2.8%	Bank of America Corp.	1.7%	Consumer Discretionary	7.9%

		Top Ten Total	26.9%	PORTFOLIO COMPOSITION
				Common Stock	99.9%

				Cash Equivalents	0.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception (7/98).

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02   |   PIMCO Funds Semi-Annual Report     27

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class A, B & C shares began on 1/97 for PIMCO CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value and NFJ Value Funds. For PIMCO PEA Equity Income A, B & C on 10/01, PEA Growth & Income A, B & C on 7/00 and PEA Select Growth A, B & C Funds on 3/00. For PIMCO NFJ Basic Value A, B & C on 7/02. For PIMCO PPA Tax Efficient Equity A, B & C on 7/98. For PIMCO Asset Allocation A, B & C on 9/98. The 10-year (if applicable) and since inception returns represent the blended performance of the Fund’s A, B & C shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect A, B & C share current sales charges and different operating expenses. Returns for PEA Target B began operation on 5/95 represents the prior performance of Class A shares adjusted to reflect different sales charges and different operating expenses. Returns for PEA Growth A began operations on 10/90, B on 5/95, & C on 2/84. PEA Opportunity A on 12/90, B on 4/99 and C on 2/84, represents the prior performance of Class C shares adjusted as necessary to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns are for Class C shares. Class C shares have a 1% CDSC, which may apply in the first year of ownership. Returns for Class C shares The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to- book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO.
For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC,
2187 Atlantic Street, Stamford, CT, 06902,
www.pimcoadvisors.com, 1-888-87-PIMCO.
An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

28     PIMCO Funds Semi-Annual Report   |   12.31.02

PIMCO Schedule of Investments A, B, and C Classes
 Asset Allocation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

PIMCO FUNDS (b) 99.6%
CCM Capital Appreciation	100,030	$1,272
CCM Mid-Cap (a)	71,270	1,110
Emerging Markets Bond	47,313	438
Foreign Bond	64,192	679
High Yield	190,425	1,622
NFJ Small-Cap Value	113,879	2,278
PEA Growth	69,777	966
PEA Opportunity (a)	213,810	2,279
PEA Renaissance	365,808	5,374
PEA Target (a)	123,361	1,393
PEA Value	295,649	3,258
RCM International Growth Equity	1,164,382	8,186
RCM Large-Cap Growth	226,959	2,292
RCM Mid-Cap (a)	1,372,182	2,539
StocksPLUS	979,237	7,736
Total Return	2,007,307	21,418

Total Investments 99.6% (Cost $72,938)		$62,840
Other Assets and Liabilities (Net) 0.4%		276

Net Assets 100.0%		$63,116

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Institutional Class Shares of each PIMCO Fund.

See accompanying notes   |   12.31.02   |   PIMCO Funds Semi-Annual Report     29

PIMCO Schedule of Investments A, B, and C Classes
 CCM Capital Appreciation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.7%
Aerospace 0.6%
Lockheed Martin Corp.	64,700	$3,736

Building 1.9%
Centex Corp. (a)	129,900	6,521
D.R. Horton, Inc. (a)	297,600	5,163

Capital Goods 5.1%		11,684

3M Co.	56,000	6,905
Deere & Co.	96,200	4,411
General Electric Co.	581,400	14,157
ITT Industries, Inc.	98,500	5,978

		31,451

Communications 2.1%
AT&T Corp.	188,720	4,928
CenturyTel, Inc. (a)	157,500	4,627
Nextel Communications, Inc. (a)(b)	332,800	3,844

		13,399
Consumer Discretionary 9.8%
AutoZone, Inc. (a)(b)	45,100	3,186
Clear Channel Communications, Inc. (b)	163,100	6,082
Ecolab, Inc. (a)	134,200	6,643
Gap, Inc.	417,900	6,486
Harley-Davidson, Inc.	145,200	6,708
Lowe’s Cos., Inc.	153,100	5,741
Newell Rubbermaid, Inc. (a)	188,900	5,729
Staples, Inc. (a)(b)	346,400	6,339
Wal-Mart Stores, Inc.	276,300	13,956

		60,870

Consumer Services 3.6%
Carnival Corp. (a)	183,100	4,568
eBay, Inc. (a)(b)	90,800	6,158
Tribune Co.	114,300	5,196
Viacom, Inc. (a)(b)	158,200	6,448

		22,370

Consumer Staples 9.5%
Anheuser-Busch Cos., Inc.	122,400	5,924
Colgate-Palmolive Co.	123,200	6,459
Dean Foods Co. (a)(b)	175,100	6,496
Fortune Brands, Inc.	154,000	7,163
Gillette Co.	227,500	6,907
Pepsi Bottling Group, Inc.	299,600	7,700
PepsiCo, Inc.	144,700	6,109
Procter & Gamble Co.	79,700	6,849
SYSCO Corp. (a)	171,500	5,109

		58,716

Energy 8.0%
Anadarko Petroleum Corp. (a)	113,300	5,427
Devon Energy Corp.	133,500	6,128
EOG Resources, Inc. (a)	166,600	6,651
Exxon Mobil Corp.	318,500	11,128
Occidental Petroleum Corp. (a)	241,000	6,856
Ocean Energy, Inc.	344,000	6,870
Southern Co.	234,200	6,649

		49,709

Financial & Business Services 17.3%
American Express Co.	187,100	6,614
American International Group, Inc.	172,660	9,988
Bank of America Corp.	115,000	8,001
Bear Stearns Co., Inc. (a)	113,900	6,766
Citigroup, Inc.	340,995	12,000
Countrywide Credit Industries, Inc.	129,600	6,694
Fannie Mae	102,600	6,600
First Tennessee National Corp.	183,700	6,602
H&R Block, Inc. (a)	169,200	6,802
Key Corp.	134,400	3,379
Legg Mason, Inc.	137,100	6,655
North Fork Bancorp., Inc.	89,900	3,033
Safeco Corp.	179,800	6,234
SLM Corp.	30,300	3,147
Sovereign Bancorp., Inc. (a)	468,700	6,585
Wachovia Corp.	97,900	3,568
Wells Fargo & Co.	107,400	5,034

		107,702

Healthcare 17.6%
Amgen, Inc. (a)(b)	122,100	$5,902
Express Scripts, Inc. (a)(b)	124,700	5,991
Forest Laboratories, Inc. (a)(b)	69,100	6,787
Gilead Sciences, Inc. (a)(b)	181,100	6,157
Johnson & Johnson	198,808	10,678
McKesson Corp.	243,700	6,587
Medtronic, Inc. (a)	113,500	5,176
Merck & Co., Inc.	113,000	6,397
Pfizer, Inc.	537,500	16,431
Pharmacia Corp.	73,600	3,077
Quest Diagnostics, Inc. (a)(b)	58,100	3,306
St. Jude Medical, Inc. (a)(b)	169,800	6,744
United Health Group, Inc. (a)(b)	93,900	7,841
Varian Medical Systems, Inc. (a)(b)	132,600	6,577
WellPoint Health Networks, Inc. (b)	70,000	4,981
Zimmer Holdings, Inc. (a)(b)	158,000	6,560

		109,192

Technology 20.2%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	143,800	7,571
BEA Systems, Inc. (a)(b)	447,500	5,133
Chiron Corp. (a)(b)	81,300	3,057
Cisco Systems, Inc. (b)	547,800	7,176
Dell Computer Corp. (b)	226,800	6,065
Hewlett-Packard Co.	337,000	5,850
IBM Corp.	130,900	10,145
Intel Corp.	207,200	3,226
International Game Technology (b)	49,000	3,720
Intuit, Inc. (b)	136,100	6,386
L-3 Communications Holdings, Inc. (a)(b)	119,000	5,344
Lexmark International, Inc. (a)(b)	101,600	6,147
Microchip Technology, Inc.	242,800	5,937
Microsoft Corp. (b)	487,400	25,199
Network Associates, Inc. (a)(b)	392,900	6,322
Rockwell Automation, Inc.	279,500	5,788
Symantec Corp. (a)(b)	173,800	7,030
Synopsys, Inc. (a)(b)	111,300	5,137

		125,233

Transportation 1.0%
Union Pacific Corp.	104,700	6,268

Total Common Stocks		600,330
(Cost $615,824)

SHORT-TERM INSTRUMENTS 3.8%
	Principal Amount (000s)

Repurchase Agreement 3.8%
State Street Bank
1.050% due 01/02/2003	$23,366	23,366
(Dated 12/31/2002. Collateralized by Fannie Mae 2.500% due 10/01/2004 valued at $23,835. Repurchase proceeds are $23,367.)

Total Short-Term Instruments (Cost $23,366)		23,366

Total Investments 100.5% (Cost $639,190)		$623,696
Other Assets and Liabilities (Net) (0.5%)		(3,206)

Net Assets 100.0%		$620,490

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $30,888; cash collateral of $32,088 was received with which the Fund purchased securities.

(b) Non-income producing security.
30     PIMCO Funds Semi-Annual Report   |   12.31.02   |   See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 CCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.8%
Aerospace 0.5%
The Titan Corp. (a)(b)	267,200	$2,779

Building 2.8%
D.R. Horton, Inc. (b)	325,099	5,640
Lennar Corp. (a)(b)	99,683	5,144
NVR, Inc. (a)	14,000	4,557

		15,341

Capital Goods 4.7%
AGCO Corp. (a)	121,600	2,687
Danaher Corp. (b)	102,800	6,754
ITT Industries, Inc.	88,700	5,383
Viad Corp.	251,300	5,617
Zebra Technologies Corp. (a)	91,300	5,231

		25,672

Communications 4.7%
CenturyTel, Inc. (b)	147,000	4,319
Cox Radio, Inc. (a)(b)	264,666	6,037
Cumulus Media, Inc. ‘A’ (a)(b)	361,500	5,375
Nextel Communications, Inc. (a)(b)	282,700	3,265
Westwood One, Inc. (a)	180,774	6,754

		25,750

Consumer Discretionary 13.7%
AutoZone, Inc. (a)(b)	39,200	2,769
Bed, Bath & Beyond, Inc. (a)	189,300	6,536
Bemis, Inc. (b)	114,900	5,702
Black & Decker Corp.	127,900	5,486
Coach, Inc. (a)	171,976	5,661
Columbia Sportswear Co. (a)(b)	124,700	5,539
Constellation Brands, Inc. ‘A’ (a)(b)	229,400	5,439
Ecolab, Inc. (b)	113,500	5,618
J.C. Penney Co., Inc. (b)	243,600	5,605
Nordstrom, Inc.	237,900	4,513
PETsMART, Inc. (a)	304,800	5,221
Ross Stores, Inc. (b)	132,200	5,603
Staples, Inc. (a)	293,800	5,377
Williams-Sonoma, Inc. (a)(b)	201,800	5,471

		74,540

Consumer Services 9.3%
Accredo Health, Inc. (a)(b)	149,099	5,256
Apollo Group, Inc. (a)(b)	161,799	7,119
Career Education Corp. (a)(b)	182,900	7,316
CBRL Group, Inc. (b)	204,700	6,168
E.W. Scripps Co. (b)	78,603	6,048
GTECH Holdings Corp. (a)(b)	208,900	5,820
Hearst-Argyle Television, Inc. (a)(b)	292,800	7,059
Weight Watchers International, Inc. (a)(b)	117,600	5,406

		50,192

Consumer Staples 7.4%
Adolph Coors Co. ‘B’	90,100	5,519
Coca-Cola Enterprises, Inc.	260,700	5,662
Dean Foods Co. (a)(b)	151,400	5,617
Fortune Brands, Inc.	116,000	5,395
McCormick & Co.	285,600	6,626
Pepsi Bottling Group, Inc.	235,700	6,057
Sensient Technologies Corp. (b)	235,500	5,292

		40,168

Energy 6.2%
Apache Corp.	99,200	5,653
Devon Energy Corp.	119,600	5,490
EOG Resources, Inc.	142,200	5,677
Ocean Energy, Inc.	296,221	5,916
Pioneer Natural Resources Co. (a)	221,900	5,603
XTO Energy, Inc.	218,000	5,385

		33,724

Financial & Business Services 13.9%
Ambac Financial Group, Inc.	95,800	5,388
Associates Corp. of North America (b)	164,389	5,579
Bear Stearns Co., Inc. (b)	95,100	5,649
Commerce Bancorp, Inc. N.J. (b)	62,978	2,720
Countrywide Credit Industries, Inc. (b)	105,900	5,470
First Tennessee National Corp.	159,500	5,732
General Growth Properties, Inc.	119,000	6,188
GreenPoint Financial Corp.	131,400	5,937
Hudson City Bancorp., Inc.	233,700	4,354
Legg Mason, Inc. (a)(b)	116,213	5,641
New York Community Bancorp., Inc.	186,100	5,375
North Fork Bancorp., Inc.	77,944	2,630
Old Republic International Corp.	198,100	$5,547
Rosyln Bancorp., Inc.	34,500	622
SLM Corp.	27,000	2,804
Sovereign Bancorp., Inc. (b)	404,700	5,686

		75,322

Healthcare 11.7%
C.R. Bard, Inc.	20,000	1,160
Covance, Inc. (a)	45,800	1,123
Express Scripts, Inc. (a)(b)	107,700	5,174
Gilead Sciences, Inc. (a)	157,500	5,355
Henry Schein, Inc. (a)	120,900	5,440
McKesson Corp. (b)	194,600	5,260
Omnicare, Inc. (b)	228,300	5,440
Quest Diagnostics, Inc. (a)(b)	91,900	5,229
St. Jude Medical, Inc. (a)	158,600	6,300
STERIS Corp. (a)	228,900	5,551
Varian Medical Systems, Inc. (a)	114,400	5,674
WellPoint Health Networks, Inc. (a)	85,100	6,056
Zimmer Holdings, Inc. (a)	137,200	5,697

		63,459

Materials & Processing 2.4%
Ball Corp.	139,900	7,161
Praxair, Inc. (b)	97,500	5,633

		12,794

Technology 18.4%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	115,318	6,071
American Power Conversion Corp. (a)	121,800	1,845
Ametek, Inc. (b)	146,700	5,646
BMC Software, Inc. (a)	332,200	5,684
Citrix Systems, Inc. (a)(b)	460,600	5,675
Computer Associates International, Inc. (b)	401,100	5,415
Diebold, Inc. (b)	176,800	7,288
Emulex Corp. (a)(b)	313,600	5,817
Integrated Circuit Systems, Inc. (a)(b)	325,400	5,939
International Game Technology (a)	43,633	3,313
Intuit, Inc. (a)(b)	132,800	6,231
L-3 Communications Holdings, Inc. (a)(b)	100,100	4,495
Lexmark International, Inc. (a)	87,800	5,312
Microchip Technology, Inc.	242,500	5,929
Rockwell Automation, Inc.	297,100	6,153
Storage Technology Corp. (a)	325,900	6,981
Symantec Corp. (a)(b)	160,400	6,488
Synopsys, Inc. (a)(b)	121,100	5,589

		99,871

Utilities 1.1%
Entergy Corp.	130,700	5,959

Total Common Stocks (Cost $512,737)		525,571

SHORT-TERM INSTRUMENTS 5.0%
	Principal Amount (000s)

Repurchase Agreement 5.0%
State Street Bank
1.050% due 01/02/2003	$27,341	27,341
(Dated 12/31/2002. Collateralized by Federal 0.000% due 01/08/2003 valued at $27,890. Home Loan Bank Repurchase proceeds are $27,343.)

Total Short-Term Instruments (Cost $27,341)		27,341

Total Investments 101.8% (Cost $540,078)		$552,912
Other Assets and Liabilities (Net) (1.8%)		(9,986)

Net Assets 100.0%		$542,926

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $26,650; cash collateral of $27,548 was received with which the Fund purchased securities.

See accompanying notes   |   12.31.02   |   PIMCO Funds Semi-Annual Report     31

PIMCO Schedule of Investments A, B, and C Classes
 NFJ Basic Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Building 1.8%
Centex Corp. (a)	1,100	$55

Capital Goods 1.9%
Ingersoll-Rand Co. - A	1,300	56

Communications 3.5%
Sprint Corp.	3,600	52
Verizon Communications, Inc.	1,400	54

		106

Consumer Discretionary 15.4%
Eastman Kodak Co. (a)	1,500	53
General Motors Corp. (a)	2,900	107
Sears, Roebuck & Co.	2,300	55
Tupperware Corp.	6,000	91
VF Corp.	3,000	108
Whirlpool Corp.	1,000	52

		466

Consumer Services 1.9%
Knight-Ridder, Inc.	900	57

Consumer Staples 14.3%
Adolph Coors Co. ‘B’	900	55
ConAgra Foods, Inc.	2,100	53
Fortune Brands, Inc.	1,200	56
Pepsi Bottling Group, Inc.	2,100	54
RJ Reynolds Tobacco Holdings, Inc.	2,500	105
SUPERVALU, Inc. (a)	6,600	109

		432

Energy 7.1%
Amerada Hess Corp.	1,000	55
ConocoPhillips	2,200	106
Valero Energy Corp.	1,500	55

		216

Financial & Business Services 21.4%
Deluxe Corp.	2,600	109
Duke Realty Corp.	2,100	53
J.P. Morgan Chase & Co.	2,200	53
Key Corp.	2,100	53
Lincoln National Corp.	1,700	54
Loews Corp.	1,300	58
MGIC Investment Corp.	1,300	54
Union Planters Corp.	3,800	107
UnumProvident Corp.	3,000	53
Washington Mutual, Inc.	1,500	52

		646

Healthcare 7.2%
Becton Dickinson & Co.	1,800	55
Bristol-Myers Squibb Co.	2,300	53
GlaxoSmithKline PLC (a)	1,500	56
Oxford Health Plans, Inc. (b)	1,500	55

		219

Materials & Processing 3.6%
Alcan, Inc.	1,800	53
Georgia-Pacific Corp.	3,400	55

		108

Technology 3.6%
Hewlett-Packard Co.	3,100	54
Lexmark International, Inc. (b)	900	54

		108

Transportation 1.8%
Burlington Northern Santa Fe Corp.	2,100	55

Utilities 5.7%
DTE Energy Co.	1,200	56
NICOR, Inc. (a)	1,600	54
TXU Corp. (a)	3,300	62

		172

Total Common Stocks (Cost $2,786)		2,696

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 9.5%
Repurchase Agreement 9.5%
State Street Bank
1.050% due 01/02/2003	$286	$286
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 01/14/2004 valued at $295 Repurchase proceeds are $286.)

Total Short-Term Instruments (Cost $286)		286

Total Investments 98.7% (Cost $3,072)		$2,982

Other Assets and Liabilities (Net) 1.3%		40

Net Assets 100.0%		$3,022

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $146; cash collateral of $150 was received with which the Fund purchased securities.

(b) Non-income producing security.

32     PIMCO Funds Semi-Annual Report   |   12.31.02   |   See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 NFJ Equity Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.9%
Aerospace 2.1%
Goodrich Corp.	59,900	$1,097

Capital Goods 5.7%
Caterpillar, Inc.	20,800	951
Cooper Industries, Ltd.	27,300	995
Textron, Inc.	22,500	967

		2,913

Communications 5.7%
Sprint Corp.	70,000	1,014
Verizon Communications, Inc.	50,100	1,941

		2,955

Consumer Discretionary 13.2%
Eastman Kodak Co. (a)	54,700	1,917
General Motors Corp.	52,800	1,946
The May Department Stores Co.	42,500	977
VF Corp.	54,800	1,975

		6,815

Consumer Staples 11.5%
ConAgra Foods, Inc.	38,700	968
Fortune Brands, Inc.	21,000	977
RJ Reynolds Tobacco Holdings, Inc.	47,600	2,004
SUPERVALU, Inc. (a)	119,700	1,976

		5,925

Energy 9.5%
ConocoPhillips	20,506	992
Halliburton Co.	51,500	964
KeySpan Corp.	27,600	973
Marathon Oil Corp.	46,600	992
Occidental Petroleum Corp.	33,600	956

		4,877

Financial & Business Services 28.2%
CIGNA Corp.	22,600	929
Deluxe Corp.	23,700	998
Duke Realty Corp.	38,000	967
FleetBoston Financial Corp.	39,900	970
HRPT Properties Trust	116,000	956
J.P. Morgan Chase & Co.	42,000	1,008
Key Corp.	78,300	1,968
Lincoln National Corp.	60,000	1,895
Morgan Stanley Dean Witter & Co.	23,600	942
Union Planters Corp.	69,500	1,956
UnumProvident Corp.	55,800	979
Washington Mutual, Inc.	28,100	970

		14,538

Healthcare 3.8%
Bristol-Myers Squibb Co.	40,900	947
GlaxoSmithKline PLC (a)	26,600	996

		1,943

Materials & Processing 2.0%
Georgia-Pacific Corp.	65,200	1,054

Technology 2.0%
Hewlett-Packard Co.	60,300	1,047

Transportation 1.9%
Burlington Northern Santa Fe Corp.	37,400	973

Utilities 9.3%
American Electric Power Co., Inc.	35,500	970
CMS Energy Corp. (a)	62,000	585
DTE Energy Co.	22,000	1,021
NICOR, Inc.	29,800	1,014
TXU Corp. (a)	63,800	1,192

		4,782

Total Common Stocks (Cost $50,231)		48,919

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 4.8%
Repurchase Agreement 4.8%
State Street Bank
1.050% due 01/02/2003	$2,488	$2,488
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.375% due 05/15/2004 valued at $2,541. Repurchase proceeds are $2,488.)

Total Short-Term Instruments (Cost $2,488)		2,488

Total Investments 99.7% (Cost $52,719)		$51,407

Other Assets and Liabilities (Net) 0.3%		129

Net Assets 100.0%		$51,536

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $35; cash collateral of $36 was received with which the Fund purchased securities.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     33

PIMCO Schedule of Investments A, B, and C Classes
 NFJ Small-Cap Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 0.8%
Kaman Corp. ‘A’ (a)	740,000	$8,140

Building 1.3%
Butler Manufacturing Co.	183,800	3,557
Hughes Supply, Inc.	344,000	9,398

		12,955

Capital Goods 9.7%
Acuity Brands, Inc.	730,000	9,884
ArvinMeritor, Inc. (a)	609,000	10,152
Barnes Group, Inc.	440,000	8,954
Gatx Capital Corp. (a)	422,000	9,630
GenCorp, Inc. (a)	1,277,000	10,114
Harsco Corp. (a)	326,000	10,396
Precision Castparts Corp. (a)	455,000	11,034
Regal-Beloit Corp. (a)	507,000	10,495
Tecumseh Products Co. ‘A’	212,000	9,356
York International Corp. (a)	383,000	9,793

		99,808

Consumer Discretionary 13.9%
Arctic Cat, Inc. (a)	580,000	9,280
Banta Corp.	313,000	9,788
Brown Shoe Co., Inc. (a)	479,000	11,415
Burlington Coat Factory Warehouse Corp. (a)	488,000	8,760
Claire’s Stores, Inc. (a)	416,000	9,181
Ennis Business Forms, Inc.	641,700	7,457
Kellwood Co. (a)	376,000	9,776
Kimball International, Inc. ‘B’	586,000	8,350
Lancaster Colony Corp. (a)	261,000	10,200
Lance, Inc.	841,000	9,957
Libbey, Inc.	69,300	1,802
Ruddick Corp. (a)	685,000	9,378
Russ Berrie & Co., Inc. (a)	282,000	9,526
Russell Corp.	593,000	9,927
Sturm Ruger & Co., Inc.	820,000	7,847
Tupperware Corp. (a)	638,000	9,621

		142,265

Consumer Services 2.8%
Bob Evans Farms, Inc. (a)	403,500	9,422
Chemed Corp.	271,000	9,580
Hollinger International, Inc. (a)	950,000	9,652

		28,654

Consumer Staples 4.6%
Casey’s General Stores, Inc. (a)	769,000	9,389
Corn Products International, Inc.	318,000	9,581
Fresh Del Monte Produce, Inc. (a)	522,000	9,871
Sensient Technologies Corp. (a)	413,000	9,280
Universal Corp.	255,000	9,425

		47,546

Energy 9.2%
Berry Petroleum Co. ‘A’	495,000	8,440
Cabot Oil & Gas Corp. ‘A’	394,000	9,763
Cimarex Energy Co. (a)(b)	132,866	2,378
Helmerich & Payne, Inc.	260,000	7,257
Northwest Natural Gas Co.	359,000	9,715
Patina Oil & Gas Corp. (a)	310,000	9,811
St. Mary Land & Exploration Co. (a)	384,000	9,600
UGI Corp. (a)	253,000	9,460
Vintage Petroleum, Inc.	956,000	10,086
World Fuel Services Corp.	422,000	8,651
XTO Energy, Inc. (a)	392,000	9,682

		94,843

Financial & Business Services 22.4%
AmerUs Group Co. (a)	333,000	9,414
BancorpSouth, Inc. (a)	493,000	9,574
CBL & Associates Properties, Inc.	242,000	9,692
CNA Surety Corp.	378,400	2,970
Commercial Federal Corp. (a)	424,000	9,900
Delphi Financial Group, Inc.’A’ (a)	252,000	9,566
First Industrial Realty Trust, Inc.	337,000	9,436
Health Care Property Investors, Inc.	245,000	9,383
Healthcare Realty Trust, Inc.	336,000	9,828
Hudson United Bancorp. (a)	307,000	9,548
LandAmerica Financial Group, Inc. (a)	260,000	9,217
McGrath Rentcorp (a)	416,000	9,668
New Plan Excel Realty Trust, Inc.	482,000	9,201
Old National Bancorp. (a)	390,000	9,477
Prentiss Properties Trust	337,000	9,530
Presidential Life Corp. (a)	663,000	6,584
Provident Financial Group, Inc. (a)	367,000	9,553
Seacoast Financial Services Corp. (a)	472,000	$9,445
Shurgard Storage Centers, Inc. ‘A’	303,000	9,496
Susquehanna Bancshares, Inc.	464,000	9,637
SWS Group, Inc. (a)	710,600	9,636
UMB Financial Corp.	235,000	8,991
United Dominion Realty Trust	607,000	9,931
Wallace Computer Services, Inc. (a)	495,000	10,647
Washington Federal, Inc. (a)	385,000	9,567

		229,891

Healthcare 3.8%
Arrow International, Inc.	246,000	10,005
Cooper Cos., Inc. (a)	392,300	9,815
Invacare Corp. (a)	285,000	9,490
Owens & Minor, Inc. (a)	572,000	9,392

		38,702

Materials & Processing 10.5%
CLARCOR, Inc.	290,000	9,358
Commercial Metals Co.	605,000	9,825
Florida Rock Industries, Inc. (a)	256,000	9,741
Fording, Inc. (a)	533,000	11,172
Goldcorp, Inc.	875,000	11,130
Lincoln Electric Holdings, Inc.	413,000	9,561
Lubrizol Corp. (a)	309,000	9,424
Massey Energy Co. (a)	680,000	6,610
Rock-Tenn Co. ‘A’	753,000	10,150
Universal Forest Products, Inc. (a)	451,600	9,629
Wellman, Inc.	826,000	11,143

		107,743

Technology 1.9%
Autodesk, Inc. (a)	705,000	10,082
Methode Electronics, Inc. (a)	833,300	9,141

		19,223

Transportation 3.0%
Alexander & Baldwin, Inc.	386,000	9,955
Teekay Shipping Corp. (a)	283,000	11,518
USFreightways Corp.	335,000	9,631

		31,104

Utilities 9.0%
Atmos Energy Corp. (a)	399,000	9,305
CH Energy Group, Inc.	197,000	9,186
Energen Corp.	335,000	9,749
Hawaiian Electric Industries, Inc.	112,500	4,948
National Fuel Gas Co. (a)	440,000	9,121
OGE Energy Corp. (a)	580,000	10,208
Peoples Energy Corp. (a)	263,000	10,165
PNM Resources, Inc. (a)	414,000	9,861
Vectren Corp. (a)	421,000	9,683
WGL Holdings, Inc. (a)	403,000	9,640

		91,866

Total Common Stocks		952,740
(Cost $926,305)

SHORT-TERM INSTRUMENTS 6.8%
	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
1.050% due 01/02/2003	$69,431	69,431
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $19,821 and Fannie Mae 2.250% due 11/22/2004 valued at $51,002. Repurchase proceeds are $69,435.)

Total Short-Term Instruments (Cost $69,431)		69,431

Total Investments 99.7% (Cost $995,736)		$1,022,171

Other Assets and Liabilities (Net) 0.3%		2,961

Net Assets 100.0%		$1,025,132

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $48,678; cash collateral of $50,916 was received with which the Fund purchased securities.

(b) Non-income producing security.

34     PIMCO Funds Semi-Annual Report   |   12.31.02  |   See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 PEA Growth & Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 2.2%
Lockheed Martin Corp.	25,000	$1,444

Building 1.8%
Archstone-Smith Trust	50,000	1,177

Capital Goods 5.3%
3M Co.	15,000	1,849
Caterpillar, Inc.	35,000	1,600

		3,449

Communications 2.1%
Verizon Communications, Inc.	35,000	1,356

Consumer Discretionary 7.5%
Clear Channel Communications, Inc. (a)	50,000	1,864
General Motors Corp.	75,000	1,732
Wal-Mart Stores, Inc.	25,000	1,263

		4,859

Consumer Services 2.2%
Viacom, Inc. (a)	35,000	1,427

Consumer Staples 6.4%
Philip Morris Cos., Inc.	35,000	1,419
Procter & Gamble Co.	20,000	1,719
SYSCO Corp.	35,000	1,043

		4,181

Energy 7.9%
BP PLC SP - ADR	35,000	1,423
ChevronTexaco Corp.	25,000	1,662
Kinder Morgan Management LLC	65,091	2,056

		5,141

Financial & Business Services 31.4%
American Express Co.	35,000	1,237
American International Group, Inc.	25,000	1,446
Bank of America Corp.	35,000	2,435
Boston Properties, Inc. (a)	50,000	1,843
Citigroup, Inc.	50,000	1,759
Equity Office Properties Trust	35,000	874
Fifth Third Bancorp.	25,000	1,464
First Data Corp.	50,000	1,770
Goldman Sachs Group Inc.	45,100	1,019
J.P. Morgan Chase & Co.	75,000	1,800
Simon Property Group, Inc.	50,000	1,703
Vornado Realty Trust (a)	50,000	1,860
Washington Mutual, Inc.	35,000	1,209

		20,419

Healthcare 8.3%
Forest Laboratories, Inc. (a)	15,000	1,473
Johnson & Johnson	25,000	1,343
Pfizer, Inc.	50,000	1,529
UnitedHealth Group, Inc. (a)	12,500	1,044

		5,389
Materials & Processing 9.3%
E.I. du Pont de Nemours & Co.	50,000	2,120
International Paper Co.	50,000	1,749
Newmont Mining Corp.	75,000	2,177

		6,046

Technology 8.5%
Hewlett-Packard Co.	100,000	1,736
IBM Corp.	25,000	1,938
Microsoft Corp. (a)	35,000	1,810

		5,484

Total Common Stocks (Cost $63,765)		60,372

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 3.8%
Healthcare 1.5%
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009	$1,000	$991

Industrials 2.3%
Cendant Corp.
3.875% due 11/27/2011 (a)	1,500	1,489

Total Convertible Bonds & Notes (Cost $2,568)		2,480

SHORT-TERM INSTRUMENTS 1.4%
Repurchase Agreement 1.4%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $933. Repurchase proceeds are $914.)	914	914

Total Short-Term Instruments (Cost $914)		914

Total Investments 98.1% (Cost $67,247)		$63,766
Other Assets and Liabilities (Net) 1.9%		1,228

Net Assets 100.0%		$64,994

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     35

PIMCO Schedule of Investments A, B, and C Classes
 PEA Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.5%
Aerospace 2.4%
Lockheed Martin Corp.	350,000	$20,212

Capital Goods 6.3%
3M Co.	250,000	30,825
Illinois Tool Works, Inc.	350,000	22,701

		53,526

Consumer Discretionary 12.4%
Clear Channel Communications, Inc. (a)	800,000	29,832
Comcast Corp. (a)	400,000	9,024
Kohl’s Corp. (a)	250,000	13,987
Nike, Inc.	250,000	11,118
Target Corp.	500,000	15,000
Wal-Mart Stores, Inc.	500,000	25,255

		104,216

Consumer Services 2.7%
Viacom, Inc. (a)	550,000	22,418

Consumer Staples 8.4%
Kraft Foods, Inc. (a)(b)	500,000	19,465
PepsiCo, Inc.	350,000	14,777
Procter & Gamble Co.	250,000	21,485
SYSCO Corp.	500,000	14,895

		70,622

Financial & Business Services 26.6%
American Express Co.	750,000	26,513
American International Group, Inc.	525,000	30,371
Bank of America Corp.	525,000	36,524
Citigroup, Inc.	550,000	19,355
Fifth Third Bancorp.	500,000	29,275
First Data Corp.	1,000,000	35,410
Morgan Stanley Dean Witter & Co.	350,000	13,972
SLM Corp.	150,000	15,579
Washington Mutual, Inc.	500,000	17,265

		224,264

Healthcare 19.1%
Boston Scientific Corp. (a)	400,000	17,008
Cardinal Health, Inc.	350,000	20,717
Forest Laboratories, Inc. (a)	250,000	24,555
Johnson & Johnson	500,000	26,855
Pfizer, Inc.	1,000,000	30,570
Stryker Corp.	300,000	20,136
UnitedHealth Group, Inc. (a)	250,000	20,875

		160,716

Technology 19.4%
Cisco Systems, Inc. (a)	1,250,000	16,375
Dell Computer Corp. (a)	1,000,000	26,740
Hewlett-Packard Co.	1,250,000	21,700
IBM Corp.	250,000	19,375
Intel Corp.	1,000,000	15,570
Maxim Integrated Products, Inc.	250,000	8,260
Microsoft Corp. (a)	750,000	38,775
Oracle Corp. (a)	850,000	9,180
Texas Instruments, Inc.	500,000	7,505

		163,480

Transportation 2.2%
FedEx Corp.	350,000	18,976

Total Common Stocks (Cost $824,718)		838,430

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (c)	$358,994	$0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
1.050% due 01/02/2003	7,490	7,490
(Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 09/10/2003 valued at $7,643. Repurchase proceeds are $7,490.)

Total Short-Term Instruments (Cost $7,490)		7,490

Total Investments 100.4% (Cost $832,566)		$845,920
Other Assets and Liabilities (Net) (0.4%)		(3,751)

Net Assets 100.0%		$842,169

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $8,572; cash collateral of $8,808 was received with which the Fund purchased securities.

(c) Security is in default.

36     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 PEA Opportunity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.7%
Aerospace 2.1%
DRS Technologies, Inc. (a)	91,000	$2,851
The Titan Corp. (a)(b)	231,400	2,407

		5,258

Capital Goods 1.8%
Alliance Gaming Corp. (a)(b)	146,300	2,492
Integrated Defense Technologies, Inc. (a)(b)	5,400	78
Skyworks Solutions, Inc. (a)(b)	209,500	1,806

		4,376

Communications 6.3%
Cumulus Media, Inc. ‘A’ (a)(b)	210,500	3,130
Macromedia, Inc. (a)	210,400	2,241
Matrixone, Inc. (a)(b)	577,483	2,483
Mediacom Communications Corp. (a)(b)	364,900	3,218
Overture Services, Inc. (a)(b)	107,300	2,930
Radio One, Inc. (a)(b)	104,900	1,514

		15,516

Consumer Discretionary 17.7%
Abercrombie & Fitch Co. ‘A’ (a)	161,300	3,300
Cablevision Systems New York Group (a)(b)	182,600	3,057
CSK Auto Corp. (a)(b)	268,200	2,950
Genesco, Inc. (a)(b)	307,330	5,726
Insight Enterprises, Inc. (a)(b)	341,000	2,834
Linens `n Things, Inc. (a)	166,105	3,754
MSC Industrial Direct Co. (a)(b)	207,600	3,685
PETsMART, Inc. (a)	213,600	3,659
RARE Hospitality International, Inc. (a)(b)	149,400	4,126
Reebok International Ltd. (a)(b)	80,062	2,354
Scholastic Corp. (a)	32,800	1,179
Station Casinos, Inc. (a)(b)	198,900	3,521
Take Two Interactive Software (a)(b)	54,000	1,268
The J. Jill Group, Inc. (a)(b)	165,200	2,319

		43,732

Consumer Services 12.2%
Corporate Executive Board Co. (a)(b)	84,800	2,707
Forrester Research, Inc. (a)	250,200	3,896
ITT Educational Services, Inc. (a)(b)	109,900	2,588
Lin Television Corp. (a)(b)	74,893	1,824
Macrovision Corp. (a)(b)	222,788	3,569
Medical Staffing Network Holdings, Inc. (a)(b)	112,400	1,798
Mobile Mini, Inc. (a)(b)	114,200	1,790
MPS Group, Inc. (a)(b)	526,100	2,915
Orient-Express Hotel Ltd. (a)(b)	128,800	1,739
Penn National Gaming, Inc. (a)	153,900	2,465
Regal Entertainment Group (a)(b)	163,700	3,506
Resources Connection, Inc. (a)(b)	53,900	1,251

		30,048

Energy 9.0%
Chesapeake Energy Corp. (b)	405,000	3,135
Grant Prideco, Inc. (a)(b)	368,200	4,286
Key Energy Group, Inc. (a)(b)	542,200	4,864
Pioneer Natural Resources Co. (a)	99,700	2,517
Rowan Cos., Inc. (a)(b)	94,800	2,152
Spinnaker Exploration Co. (a)(b)	129,400	2,853
XTO Energy, Inc. (b)	94,400	2,332

		22,139

Environmental Services 1.6%
Waste Connections, Inc. (a)(b)	104,300	4,027

Financial & Business Services 11.8%
Affiliated Managers Group, Inc. (a)(b)	44,300	2,228
Brown & Brown, Inc. (b)	94,400	3,051
Chicago Mercantile Exchange (a)	16,200	707
Commerce Bancorp., Inc. N.J. (b)	64,100	2,769
East West Bancorp., Inc. (b)	85,900	3,099
FreeMarkets, Inc. (a)(b)	46	0
Hilb, Regal & Hamilton Co. (b)	77,500	3,170
Investors Financial Services Corp. (a)(b)	137,000	3,752
Kroll, Inc. (a)(b)	132,800	2,534
Southwest Bancorp.of Texas, Inc. (a)	44,700	1,288
Steiner Leisure Ltd. (a)(b)	295,000	4,112
UCBH Holdings, Inc. (b)	53,900	2,288

		28,998

Healthcare 13.5%
AMN Healthcare Services, Inc. (a)(b)	71,800	1,214
Centene Corp. (a)(b)	59,300	1,992
Covance, Inc. (a)(b)	79,700	1,960
Coventry Health Care, Inc. (a)	80,400	$2,334
Cytyc Corp. (a)(b)	167,135	1,705
Discovery Laboratories, Inc. - Warrant Exp. 03/21/2005 (a)	92,308	34
Enzon Pharmaceuticals, Inc. (a)(b)	72,800	1,217
Eon Labs, Inc. (a)	72,500	1,371
Health Net, Inc. (a)(b)	56,144	1,482
Invitrogen Corp. (a)	59,200	1,852
La Jolla Pharmaceutical Co. (a)(b)	123,300	801
Medicis Pharmaceutical ‘A’ (a)(b)	52,900	2,628
NBTY, Inc. (a)(b)	159,400	2,802
NPS Pharmaceuticals, Inc. (a)(b)	68,000	1,714
Odyssey Healthcare, Inc. (a)(b)	36,370	1,262
Priority Healthcare Corp. (a)(b)	124,000	2,877
Scios, Inc. (a)(b)	34,200	1,114
The Advisory Board Co. (a)	79,600	2,380
Triad Hospitals, Inc. (a)(b)	86,100	2,568

		33,307

Technology 16.1%
Aeroflex, Inc. (a)	439,324	3,031
Answerthink, Inc. (a)(b)	330,100	825
Borland Software Corp. (a)(b)	201,700	2,481
Digital Insight Corp. (a)(b)	299,700	2,605
Documentum, Inc. (a)(b)	225,500	3,531
Emulex Corp. (a)(b)	88,700	1,645
F5 Networks, Inc. (a)(b)	164,700	1,769
Fairchild Semiconductor International, Inc. ‘A’ (a)	222,400	2,382
Getty Images, Inc. (a)	77,514	2,368
Intersil Corp. (a)(b)	115,300	1,607
J.D. Edwards & Co. (a)(b)	300,600	3,391
Lattice Semiconductor Co. (a)(b)	161,300	1,415
Manhattan Associates, Inc. (a)(b)	101,092	2,392
Maxtor Corp. (a)(b)	214,100	1,083
Netscreen Technologies, Inc. (a)(b)	76,400	1,287
RF Micro Devices, Inc. (a)(b)	164,400	1,202
SkillSoft PLC (a)(b)	432,100	1,188
UTStarcom, Inc. (a)(b)	116,600	2,312
Websense, Inc. (a)(b)	146,680	3,133

		39,647

Transportation 7.6%
Atlantic Coast Airlines Holdings (a)(b)	371,000	4,467
J.B. Hunt Transport Services, Inc. (a)(b)	70,700	2,072
Knight Transportation, Inc. (a)(b)	159,800	3,349
Skywest, Inc. (b)	278,400	3,639
Teekay Shipping Corp. (b)	65,000	2,646
UTI Worldwide, Inc. (a)(b)	97,700	2,565

		18,738

Total Common Stocks (Cost $234,649)		245,786

SHORT-TERM INSTRUMENTS 6.7%
	Principal Amount (000s)

Repurchase Agreement 6.7%
State Street Bank
1.050% due 01/02/2003	$16,444	16,444
(Dated 12/31/2002. Collateralized by Federal Farm Credit Bank 4.450% due 05/16/2003 valued at $16,776. Repurchase proceeds are $16,445.)

Total Short-Term Instruments (Cost $16,444)		16,444

Total Investments 106.4% (Cost $251,093)		$262,230
Other Assets and Liabilities (Net) (6.4%)		(15,850)

Net Assets 100.0%		$246,380

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $53,294; cash collateral of $55,621 was received with which the Fund purchased securities.

See accompanying notes   |   12.31.02   |   PIMCO Funds Semi-Annual Report     37

PIMCO Schedule of Investments A, B, and C Classes
 PEA Target Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.5%
Capital Goods 5.6%
Fisher Scientific International, Inc. (a)	300,000	$9,024
ITT Industries, Inc.	100,000	6,069
Skyworks Solutions, Inc. (a)(b)	1,175,000	10,128
SPX Corp. (a)	250,000	9,360
Weatherford International, Inc. (a)	200,000	7,986

		42,567

Communications 1.8%
Echostar Communications Corp. ‘A’ (a)	600,000	13,356

Consumer Discretionary 16.6%
Abercrombie & Fitch Co. ‘A’ (a)	900,000	18,414
AdvancePCS (a)	350,000	7,773
Best Buy Co., Inc. (a)	275,000	6,641
CDW Computer Centers, Inc. (a)	250,000	10,962
Clear Channel Communications, Inc. (a)	175,000	6,526
Coach, Inc. (a)	300,000	9,876
Harman International Industries, Inc.	250,000	14,875
Insight Enterprises, Inc. (a)	600,000	4,986
Linens `n Things, Inc. (a)(b)	700,000	15,820
Michaels Stores, Inc. (a)	347,500	10,877
Polaris Industries, Inc. (b)	175,000	10,255
TJX Companies., Inc.	500,000	9,760

		126,765

Consumer Services 6.3%
Apollo Group, Inc. (a)	148,400	6,530
Education Management Corp. (a)	160,000	6,016
Royal Caribbean Cruises Ltd. (b)	350,000	5,845
The Cheesecake Factory, Inc. (a)	275,000	9,941
USA Interactive (a)(b)	375,000	8,572
Weight Watchers International, Inc. (a)	250,000	11,492

		48,396

Energy 2.9%
BJ Services Co. (a)	250,000	8,077
ENSCO International, Inc.	225,000	6,626
Nabors Industries Ltd. (a)	220,000	7,759

		22,462

Financial & Business Services 10.6%
Accenture Ltd. (a)	550,000	9,894
Affiliated Managers Group, Inc. (a)	250,000	12,575
Ambac Financial Group, Inc.	60,000	3,374
Certegy, Inc. (a)	350,000	8,592
Countrywide Credit Industries, Inc.	190,000	9,813
Everest Reinsurance Group Ltd.	150,000	8,295
PartnerRe Ltd.	75,000	3,887
Radian Group, Inc.	100,000	3,715
SEI Investments Co.	400,000	10,856
SLM Corp.	99,800	10,365

		81,366

Healthcare 25.2%
Affymetrix, Inc. (a)	150,000	3,434
AmerisourceBergen Corp.	300,000	16,293
Andrx Group (a)	50,000	734
Boston Scientific Corp. (a)	400,000	17,008
Cytyc Corp. (a)	800,000	8,160
Enzon Pharmaceuticals, Inc. (a)	750,000	12,540
Express Scripts, Inc. (a)	150,000	7,206
Guidant Corp. (a)	100,000	3,085
IDEC Pharmaceuticals Corp. (a)(b)	350,000	11,610
Invitrogen Corp. (a)	150,000	4,694
King Pharmaceuticals, Inc. (a)	750,000	12,893
Medicis Pharmaceutical ‘A’ (a)(b)	350,000	17,385
Quest Diagnostics, Inc. (a)	150,000	8,535
St. Jude Medical, Inc. (a)	400,000	15,888
Teva Pharmaceutical Industries Ltd. SP - ADR	300,000	11,583
Varian Medical Systems, Inc. (a)	390,000	19,344
Waters Corp. (a)	300,000	6,534
WebMD Corp. (a)(b)	100,000	855
WellPoint Health Networks, Inc. (a)	125,000	8,895
Zimmer Holdings, Inc. (a)	150,000	6,228

		192,904

Materials & Processing 1.1%
Alcan, Inc.	275,000	8,118

Technology 24.7%
Adobe Systems, Inc.	150,000	$3,737
Affiliated Computer Services, Inc. ‘A’ (a)	250,000	13,163
Autodesk, Inc.	250,000	3,575
BEA Systems, Inc. (a)	850,000	9,750
Brocade Communications Systems, Inc. (a)	800,000	3,312
Cerner Corp. (a)	250,000	7,815
Cymer, Inc. (a)	350,000	11,288
Diebold, Inc.	150,000	6,183
Extreme Networks, Inc. (a)	1,000,000	3,270
Fairchild Semiconductor International, Inc. ‘A’ (a)	750,000	8,033
Flextronics International Ltd. (a)	500,000	4,095
Gentex Corp. (a)(b)	500,000	15,820
Integrated Circuit Systems, Inc. (a)(b)	625,000	11,406
Integrated Device Technology, Inc. (a)(b)	500,000	4,185
Intersil Corp. (a)(b)	404,900	5,644
Intuit, Inc. (a)	50,000	2,346
Marvell Technology Group Ltd. (a)(b)	600,000	11,316
Maxim Integrated Products, Inc.	35,000	1,156
Mercury Interactive Corp. (a)(b)	425,000	12,576
Microchip Technology, Inc.	500,000	12,225
Netscreen Technologies, Inc. (a)(b)	300,000	5,055
Novellus Systems, Inc. (a)	350,000	9,828
The BISYS Group, Inc. (a)	500,000	7,950
UTStarcom, Inc. (a)(b)	700,000	13,881
Xilinx, Inc. (a)	75,000	1,539

		189,148

Utilities 0.7%
Dominion Resources, Inc.	100,000	5,490

Total Common Stocks (Cost $786,948)		730,572

	Principal Amount (000s)

CONVERTIBLE BONDS & NOTES 1.5%
Technology 1.5%
Juniper Networks, Inc.
4.750% due 03/15/2007	$15,000	11,700

Total Convertible Bonds & Notes (Cost $11,399)		11,700

SHORT-TERM INSTRUMENTS 3.6%
Repurchase Agreement 3.6%
State Street Bank
1.050% due 01/02/2003	27,354	27,354
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 12/15/2003 valued at $27,903. Repurchase proceeds are $27,356.)

Total Short-Term Instruments (Cost $27,354)		27,354

Total Investments 100.6% (Cost $825,701)		$769,626
Written Options (c) (0.1%) (Premiums $1,500)		(767)
Other Assets and Liabilities (Net) (0.5%)		(3,660)

Net Assets 100.0%		$765,199

38     PIMCO Funds Semi-Annual Report  |   12.31.02   |   See accompanying notes

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $100,895; cash collateral of $104,154 was received with which the Fund purchased securities.

(c) Premiums received on written options:

	# of Contracts	Premium	Value
Type

Call - PHILADELPHIA Affiliated Computer Services, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	$34	$9
Call - PHILADELPHIA Affiliated Computer Services, Inc.
Strike @ 60.000 Exp. 02/22/2003	500	29	41
Call - PHILADELPHIA Affiliated Computer Services, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	58	39
Call - PHILADELPHIA Affymetrix, Inc.
Strike @ 35.000 Exp. 01/18/2003	1,000	51	5
Call - CBOEApollo Group, Inc.
Strike @ 50.000 Exp. 02/22/2003	1,000	78	47
Call - CBOEBoston Scientific Corp.
Strike @ 50.000 Exp. 02/22/2003	500	19	24
Call - AMEX The Cheesecake Factory, Inc.
Strike @ 40.000 Exp. 01/18/2003	2,000	89	35
Call - CBOECDW Computer Centers, Inc.
Strike @ 65.000 Exp. 01/18/2003	1,000	67	8
Call - AMEX Coach, Inc.
Strike @ 35.000 Exp. 02/22/2003	500	51	75
Call - AMEX Coach, Inc.
Strike @ 40.000 Exp. 02/22/2003	500	24	15
Call - CBOEExpress Scripts, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	82	77
Call - PSE Gentex Corp.
Strike @ 35.000 Exp. 01/18/2003	500	19	9
Call - AMEX Harman International Industries, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	38	74
Call - CBOEIDEC Pharmaceuticals Corp.
Strike @ 50.000 Exp. 01/18/2003	500	48	3
Call - CBOEIDEC Pharmaceuticals Corp.
Strike @ 40.000 Exp. 02/22/2003	500	36	40
Call - PHILADELPHIA Microchip Technology
Strike @ 35.000 Exp. 01/18/2003	1,000	33	15
Call - CBOEMercury Interactive Corp.
Strike @ 40.000 Exp. 02/22/2003	500	29	24
Call - AMEX Novellus Systems, Inc.
Strike @ 42.500 Exp. 03/22/2003	500	24	18
Call - AMEX Novellus Systems, Inc.
Strike @ 45.000 Exp. 03/22/2003	500	21	11
Call - CBOESLM Corp.
Strike @ 115.000 Exp. 01/18/2003	450	55	2
Call - CBOESt. Jude Medical, Inc.
Strike @ 42.500 Exp. 01/18/2003	1,500	115	41
Call - CBOETeva Pharmaceutical Industries Ltd.
Strike @ 42.500 Exp. 01/18/2003	1,000	$44	$10
Call - CBOEUSA Interactive
Strike @ 32.500 Exp. 01/18/2003	1,000	64	7
Call - CBOEUSA Interactive
Strike @ 30.000 Exp. 01/18/2003	500	44	6
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	34	9
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	69	50
Call - CBOEWellPoint Health Networks, Inc.
Strike @ 90.000 Exp. 01/18/2003	500	56	2
Call - CBOEWeight Watchers International, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	39	5
Call - CBOEWeight Watchers International, Inc.
Strike @ 50.000 Exp. 01/18/2003	1,000	83	30
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 01/18/2003	500	47	11
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 012/22/2003	500	20	25

		$1,500	$767

See accompanying notes   |   12.31.02   |   PIMCO Funds Semi-Annual Report     39

PIMCO Schedule of Investments A, B, and C Classes
 PEA Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.5%
Aerospace 0.0%
Boeing Co.	10,000	$327

Capital Goods 5.8%
General Electric Co.	10,000	244
Navistar International Corp. (a)(b)	350,900	8,530
Tyco International Ltd.	2,343,100	40,020

		48,794

Consumer Discretionary 6.5%
J.C. Penney Co., Inc. (b)	1,487,500	34,227
Lowe’s Cos., Inc.	5,000	189
Sears, Roebuck & Co. (b)	855,000	20,477

		54,893

Consumer Services 4.8%
Liberty Media Corp. ‘A’ (a)	4,466,899	39,934

Consumer Staples 0.8%
Philip Morris Cos., Inc.	160,000	6,485

Energy 17.7%
Burlington Resources, Inc. (b)	753,600	32,141
El Paso Corp. (a)(b)	2,621,000	18,242
Exxon Mobil Corp.	10,000	349
Halliburton Co.	1,630,200	30,501
Nabors Industries Ltd. (a)(b)	1,251,900	44,155
Petroleo Brasileiro S.A. SP - ADR	735,400	9,854
Rowan Cos., Inc. (a)(b)	566,400	12,857

		148,099

Financial & Business Services 23.5%
ACE Ltd. (b)	786,000	23,061
Allstate Corp.	100,000	3,699
CIGNA Corp.	802,600	33,003
CIT Group, Inc.	407,554	7,988
Citigroup, Inc.	10,000	352
FleetBoston Financial Corp.	245,000	5,954
Hartford Financial Services Group, Inc.	520,000	23,624
Household International, Inc.	1,083,500	30,132
J.P. Morgan Chase & Co. (b)	1,643,200	39,437
Loews Corp.	30,500	1,356
SPDR Trust	310,000	27,351
Travelers Property Casualty Corp. (a)(b)	50,000	733

		196,690

Healthcare 3.4%
Bristol-Myers Squibb Co.	240,000	5,556
Schering-Plough Corp.	1,035,300	22,984

		28,540

Materials & Processing 4.4%
Alcan, Inc.	927,400	27,377
Dow Chemical Co.	315,000	9,356

		36,733

Technology 14.9%
Agilent Technologies, Inc. (a)(b)	1,330,000	23,887
Hewlett-Packard Co. (b)	2,022,249	35,106
Micron Technology, Inc. (a)(b)	3,058,134	29,786
Sanmina-SCI Corp. (a)(b)	1,342,800	6,029
Teradyne, Inc. (a)(b)	2,303,000	29,962

		124,770

Transportation 3.8%
CSX Corp. (a)(b)	1,139,000	32,245

Utilities 3.9%
PG&E Corp. (a)(b)	2,339,200	32,515

Total Common Stocks (Cost $854,314)		750,025

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 11.3%
Repurchase Agreement 11.3%
State Street Bank
1.050% due 01/02/2003	$94,993	$94,993
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.350% due 11/05/2004 valued at $51,001 and Fannie Mae 1.700% due 12/03/2003 valued at $45,897. Repurchase proceeds are $94,999.)

Total Short-Term Instruments (Cost $94,993)		94,993

Total Investments 100.8% (Cost $949,307)		$845,018
Other Assets and Liabilities (Net) (0.8%)		(6,814)

Net Assets 100.0%		$838,204

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $38,763; cash collateral of $41,589 was received with which the Fund purchased securities.

40     PIMCO Funds Semi-Annual Report   |   12.31.02   |   See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 PPA Tax-Efficient Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.4%
Aerospace 2.3%
Boeing Co.	7,700	$254
Lockheed Martin Corp.	3,400	196
United Technologies Corp.	1,300	81

		531

Capital Goods 5.5%
3M Co.	900	111
American Standard Cos., Inc. (a)	2,400	171
Cooper Industries, Ltd.	1,391	51
General Electric Co.	31,610	770
ITT Industries, Inc.	400	24
Johnson Controls, Inc.	300	24
Monsanto Co.	720	14
PPG Industries, Inc.	700	35
Tyco International Ltd.	4,800	82

		1,282

Communications 5.2%
ALLTEL Corp.	1,500	77
BellSouth Corp.	11,300	292
CenturyTel, Inc.	400	12
SBC Communications, Inc.	13,626	369
Sprint Corp.	4,800	70
Sprint Corp. (PCS Group) (a)	5,000	22
Verizon Communications, Inc.	9,882	383

		1,225

Consumer Discretionary 8.0%
AOL Time Warner, Inc. (a)	11,950	157
Bed, Bath & Beyond, Inc. (a)	300	10
Clear Channel Communications, Inc. (a)	2,300	86
Comcast Corp. (a)	700	16
Electronic Arts, Inc. (a)	200	10
Family Dollar Stores, Inc.	1,600	50
Federated Department Stores, Inc. (a)	1,200	35
Goodyear Tire & Rubber Co.	1,800	12
Jones Apparel Group, Inc. (a)	2,100	74
Kohl’s Corp. (a)	1,800	101
Liz Claiborne, Inc.	1,600	47
Lowe’s Cos., Inc.	700	26
Nike, Inc.	1,000	44
Reebok International Ltd. (a)	700	21
The Home Depot, Inc.	6,600	158
Thomas & Betts Corp.	6,400	108
TJX Companies., Inc.	1,600	31
VF Corp.	1,500	54
W.W. Grainger, Inc.	300	15
Wal-Mart Stores, Inc.	12,500	631
Whirlpool Corp.	1,000	52
Winn-Dixie Stores, Inc.	1,400	21
Yum! Brands, Inc. (a)	4,000	97

		1,856

Consumer Services 5.7%
Apollo Group, Inc. (a)	600	26
Carnival Corp.	1,300	32
Cendant Corp. (a)	7,500	79
Comcast Corp. (a)	4,270	101
Darden Restaurants, Inc.	3,150	64
eBay, Inc. (a)	1,300	88
Harrah’s Entertainment, Inc. (a)	1,400	55
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	11
New York Times Co.	1,800	82
Sabre Holdings Corp. ‘A’ (a)	1,345	24
Tribune Co.	4,200	191
Viacom, Inc. (a)	5,852	239
Walt Disney Co.	12,300	201
Wendy’s International, Inc.	1,900	51

		1,320

Consumer Staples 9.0%
Adolph Coors Co. ‘B’	500	31
Anheuser-Busch Cos., Inc.	7,200	349
Avon Products, Inc.	400	22
Brown-Forman Corp. ‘B’	800	52
Coca-Cola Co.	4,950	217
Colgate-Palmolive Co.	1,800	94
Gillette Co.	1,500	46
Pepsi Bottling Group, Inc.	4,500	116
PepsiCo, Inc.	3,780	160
Philip Morris Cos., Inc.	5,800	235
Procter & Gamble Co.	3,000	258
Safeway, Inc. (a)	500	12
SYSCO Corp.	9,400	280
Walgreen Co.	7,600	222

		2,094

Energy 4.4%
ChevronTexaco Corp.	724	48
Exxon Mobil Corp.	18,662	652
Halliburton Co.	600	11
Occidental Petroleum Corp.	7,000	199
Schlumberger Ltd.	700	29
Transocean Sedco Forex, Inc.	3,500	81

		1,020

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	48
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,700	208
American Express Co.	5,300	187
American International Group, Inc.	5,243	303
Automatic Data Processing, Inc.	3,700	145
Bank of America Corp.	5,800	404
Bank One Corp.	3,100	113
Bear Stearns Co., Inc.	1,427	85
Capital One Financial Corp.	300	9
Charles Schwab Corp.	4,500	49
Citigroup, Inc.	20,327	715
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	60
Fannie Mae	3,500	225
Fifth Third Bancorp.	700	41
First Data Corp.	4,700	166
First Tennessee National Corp.	5,800	208
Franklin Resources, Inc.	100	3
Freddie Mac	1,610	95
Golden West Financial Corp.	1,000	72
H&R Block, Inc.	3,700	149
Household International, Inc.	2,500	70
J.P. Morgan Chase & Co.	6,260	150
Janus Capital Group, Inc.	1,100	14
Lehman Brothers Holdings, Inc.	1,800	96
MBIA, Inc.	150	7
MBNA Corp.	8,700	165
Mellon Financial Corp.	2,900	76
Merrill Lynch & Co.	4,300	163
MGIC Investment Corp.	1,300	54
Moody’s Corp.	700	29
Morgan Stanley Dean Witter & Co.	3,900	156
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	1,400	90
Paychex, Inc.	1,650	46
PNC Bank Corp.	1,300	54
Simon Property Group, Inc.	3,100	106
SLM Corp.	2,300	239
State Street Corp.	5,900	230
T. Rowe Price Group, Inc.	1,700	46
The Goldman Sachs Group, Inc.	1,900	129
Travelers Property Casualty Corp. (a)	1	0
Wells Fargo & Co.	1,900	89

		5,379

Healthcare 17.2%
Abbott Laboratories	4,500	180
Allergan, Inc.	1,600	92
Amgen, Inc. (a)	4,900	237
Applera Corp.- Applied Biosystems Group	1,600	28
Becton Dickinson & Co.	4,100	126
Boston Scientific Corp. (a)	1,200	51
Bristol-Myers Squibb Co.	5,900	137
C.R. Bard, Inc.	2,000	116

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     41

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
PPA Tax-Efficient Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Cardinal Health, Inc.	600	$36
Eli Lilly & Co.	700	44
Forest Laboratories, Inc. (a)	100	10
HCA, Inc.	3,200	133
Johnson & Johnson	12,300	661
McKesson Corp.	4,500	122
Medtronic, Inc.	4,300	196
Merck & Co., Inc.	8,600	487
Pfizer, Inc.	20,713	633
Pharmacia Corp.	6,209	260
St. Jude Medical, Inc. (a)	3,200	127
Stryker Corp.	1,600	107
Tenet Healthcare Corp. (a)	5,000	82
UnitedHealth Group, Inc. (a)	500	42
Wyeth	2,400	90

		3,997

Materials & Processing 1.2%
Air Products & Chemicals, Inc.	600	26
Hercules, Inc. (a)	1,600	14
International Paper Co.	2,800	98
Plum Creek Timber Co., Inc.	1,900	45
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	34
Worthington Industries, Inc.	2,500	38

		272

Technology 16.7%
Adobe Systems, Inc.	1,000	25
Agilent Technologies, Inc. (a)	700	13
Altera Corp. (a)	6,300	78
Applied Materials, Inc. (a)	736	10
Autodesk, Inc.	1,200	17
Broadcom Corp. ‘A’ (a)	500	8
Cisco Systems, Inc. (a)	25,900	339
Corning, Inc. (a)	2,100	7
Dell Computer Corp. (a)	9,000	241
Electronic Data Systems Corp.	3,700	68
EMC Corp. (a)	6,100	37
Emerson Electric Co.	3,700	188
Hewlett-Packard Co.	6,901	120
Honeywell International, Inc.	1,000	24
IBM Corp.	6,000	465
Intel Corp.	18,930	295
International Game Technology (a)	300	23
Intuit, Inc. (a)	900	42
JDS Uniphase Corp. (a)	4,700	12
KLA-Tencor Corp. (a)	1,900	67
Lexmark International, Inc. (a)	500	30
Lucent Technologies, Inc. (a)	15,600	20
McData Corp. ‘A’ (a)	1	0
Microsoft Corp. (a)	16,600	858
Motorola, Inc.	19,700	170
National Semiconductor Corp. (a)	500	8
NCR Corp. (a)	1,000	24
Oracle Corp. (a)	15,540	168
PerkinElmer, Inc.	1,200	10
QLogic Corp. (a)	500	17
QUALCOMM, Inc. (a)	1,700	62
Rockwell Automation, Inc.	8,800	182
Scientific-Atlanta, Inc.	2,200	26
Solectron Corp. (a)	4,900	17
Sun Microsystems, Inc. (a)	2,400	7
SunGard Data Systems, Inc. (a)	700	17
Tektronix, Inc. (a)	2,500	45
Texas Instruments, Inc.	4,800	72
Xilinx, Inc. (a)	3,100	64
Yahoo, Inc. (a)	800	13

		3,889

Transportation 0.8%
Southwest Airlines Co.	2,800	39
United Parcel Service, Inc.	2,500	158

		197

Utilities 1.3%
AES Corp. (a)	9,200	28
Allegheny Energy, Inc.	1,400	11
American Electric Power Co., Inc.	1,000	27
Edison International	7,100	84
Exelon Corp.	300	16
NiSource, Inc.	3,000	60
PG&E Corp. (a)	3,800	53
TXU Corp.	1,300	24

		303

Total Common Stocks (Cost $24,672)		23,365

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 0.1%
Repurchase Agreement 0.1%
State Street Bank
1.050% due 01/02/2003	$12	12
(Dated 12/31/2002. Collateralized by Sallie Mae 3.150% due 10/24/2003 valued at $15. Repurchase proceeds are $12.)

Total Short-Term Instruments (Cost $12)		12

Total Investments 100.5% (Cost $24,684)		$23,377

Other Assets and Liabilities (Net) (0.5%)		(112)

Net Assets 100.0%		$23,265

Notes to Schedule of Investments:

(a) Non-income producing security.

42     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

(This Page Intentionally Left Blank)

12.31.02  |  PIMCO Funds Semi-Annual Report     43

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss on) Investments		Total Income from Investment Operations

Asset Allocation Fund
Class A
12/31/2002+	$9.24	$0.28	(a)	$(0.86	)(a)	$(0.58)

06/30/2002	9.92	0.37	(a)	(0.80	)(a)	(0.43)

06/30/2001	11.48	0.61	(a)	(0.80	)(a)	(0.19)

06/30/2000	11.27	0.56	(a)	0.44	(a)	1.00

09/30/1998 - 03/30/1999	10.00	0.31	(a)	1.23	(a)	1.54

Class B
12/31/2002+	9.21	0.22	(a)	(0.83	)(a)	(0.61)

06/30/2002	9.90	0.32	(a)	(0.82	)(a)	(0.50)

06/30/2001	11.46	0.53	(a)	(0.80	)(a)	(0.27)

06/30/2000	11.25	0.48	(a)	0.44	(a)	0.92

09/30/1998 - 03/30/1999	10.00	0.16	(a)	1.31	(a)	1.47

Class C
12/31/2002+	9.21	0.21	(a)	(0.83	)(a)	(0.62)

06/30/2002	9.89	0.32	(a)	(0.81	)(a)	(0.49)

06/30/2001	11.46	0.53	(a)	(0.81	)(a)	(0.28)

06/30/2000	11.24	0.48	(a)	0.44	(a)	0.92

09/30/1998 - 03/30/1999	10.00	0.18	(a)	1.29	(a)	1.47

CCM Capital Appreciation Fund
Class A
12/31/2002+	$14.64	$0.00	(a)	$(2.11	)(a)	$(2.11)

06/30/2002	17.54	0.02	(a)	(2.90	)(a)	(2.88)

06/30/2001	26.94	0.03	(a)	(1.36	)(a)	(1.33)

06/30/2000	26.65	(0.03	)(a)	5.34	(a)	5.31

06/30/1999	26.01	0.06	(a)	2.33	(a)	2.39

06/30/1998	21.16	0.07	(a)	6.55	(a)	6.62

Class B
12/31/2002+	14.00	(0.05	)(a)	(2.01	)(a)	(2.06)

06/30/2002	16.88	(0.10	)(a)	(2.78	)(a)	(2.88)

06/30/2001	26.30	(0.13	)(a)	(1.30	)(a)	(1.43)

06/30/2000	26.29	(0.22	)(a)	5.23	(a)	5.01

06/30/1999	25.75	(0.13	)(a)	2.32	(a)	2.19

06/30/1998	21.10	(0.11	)(a)	6.51	(a)	6.40

Class C
12/31/2002+	14.03	(0.05	)(a)	(2.02	)(a)	(2.07)

06/30/2002	16.91	(0.10	)(a)	(2.78	)(a)	(2.88)

06/30/2001	26.34	(0.13	)(a)	(1.31	)(a)	(1.44)

06/30/2000	26.31	(0.22	)(a)	5.25	(a)	5.03

06/30/1999	25.78	(0.13	)(a)	2.31	(a)	2.18

06/30/1998	21.10	(0.12	)(a)	6.53	(a)	6.41

CCM Mid-Cap Fund
Class A
12/31/2002+	$17.73	$(0.02	)(a)	$(2.43	)(a)	$(2.45)

06/30/2002	21.02	0.01	(a)	(3.17	)(a)	(3.16)

06/30/2001	30.57	0.10	(a)	(0.76	)(a)	(0.66)

06/30/2000	22.82	(0.01	)(a)	7.82	(a)	7.81

06/30/1999	24.00	0.03	(a)	(0.13	)(a)	(0.10)

06/30/1998	20.24	0.02	(a)	5.11	(a)	5.13

Class B
12/31/2002+	17.03	(0.08	)(a)	(2.33	)(a)	(2.41)

06/30/2002	20.27	(0.13	)(a)	(3.04	)(a)	(3.17)

06/30/2001	29.87	(0.08	)(a)	(0.72	)(a)	(0.80)

06/30/2000	22.43	(0.20	)(a)	7.66	(a)	7.46

06/30/1999	23.77	(0.13	)(a)	(0.14	)(a)	(0.27)

06/30/1998	20.17	(0.16	)(a)	5.09	(a)	4.93

+						Unaudited
*						Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.

44     PIMCO Funds Semi-Annual Report |12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

Asset Allocation Fund
Class A
12/31/2002+	$(0.06)	$0.00	$0.00	$(0.06)

06/30/2002	(0.25)	0.00	0.00	(0.25)

06/30/2001	(0.59)	(0.69)	(0.09)	(1.37)

06/30/2000	(0.35)	(0.44)	0.00	(0.79)

09/30/1998 - 03/30/1999	(0.27)	0.00	0.00	(0.27)

Class B
12/31/2002+	(0.03)	0.00	0.00	(0.03)

06/30/2002	(0.19)	0.00	0.00	(0.19)

06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)

06/30/2000	(0.27)	(0.44)	0.00	(0.71)

09/30/1998 - 03/30/1999	(0.22)	0.00	0.00	(0.22)

Class C
12/31/2002+	(0.03)	0.00	0.00	(0.03)

06/30/2002	(0.19)	0.00	0.00	(0.19)

06/30/2001	(0.52)	(0.69)	(0.08)	(1.29)

06/30/2000	(0.26)	(0.44)	0.00	(0.70)

09/30/1998 - 03/30/1999	(0.23)	0.00	0.00	(0.23)

CCM Capital Appreciation Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	(0.02)	0.00	0.00	(0.02)

06/30/2001	(0.09)	(7.98)	0.00	(8.07)

06/30/2000	(0.02)	(5.00)	0.00	(5.02)

06/30/1999	(0.10)	(1.65)	0.00	(1.75)

06/30/1998	(0.09)	(1.68)	0.00	(1.77)

Class B
12/31/2002+	0.00	0.00	0.00	0.00

06/30/2002	0.00	0.00	0.00	0.00

06/30/2001	(0.01)	(7.98)	0.00	(7.99)

06/30/2000	0.00	(5.00)	0.00	(5.00)

06/30/1999	0.00	(1.65)	0.00	(1.65)

06/30/1998	(0.07)	(1.68)	0.00	(1.75)

Class C
12/31/2002+	0.00	0.00	0.00	0.00

06/30/2002	0.00	0.00	0.00	0.00

06/30/2001	(0.01)	(7.98)	0.00	(7.99)

06/30/2000	0.00	(5.00)	0.00	(5.00)

06/30/1999	0.00	(1.65)	0.00	(1.65)

06/30/1998	(0.05)	(1.68)	0.00	(1.73)

CCM Mid-Cap Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	(0.11)	0.00	(0.02)	(0.13)

06/30/2001	(0.10)	(8.79)	0.00	(8.89)

06/30/2000	(0.04)	(0.02)	0.00	(0.06)

06/30/1999	(0.01)	(1.07)	0.00	(1.08)

06/30/1998	(0.04)	(1.33)	0.00	(1.37)

Class B
12/31/2002+	0.00	0.00	0.00	0.00

06/30/2002	(0.06)	0.00	(0.01)	(0.07)

06/30/2001	(0.01)	(8.79)	0.00	(8.80)

06/30/2000	0.00	(0.02)	0.00	(0.02)

06/30/1999	0.00	(1.07)	0.00	(1.07)

06/30/1998	0.00	(1.33)	0.00	(1.33)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets

Asset Allocation Fund
Class A
12/31/2002+	$8.60	(6.32)%	$6,523	0.65	%*

06/30/2002	9.24	(4.39)	4,867	0.65

06/30/2001	9.92	(1.92)	3,044	0.65

06/30/2000	11.48	9.15	2,170	0.65

09/30/1998 - 03/30/1999	11.27	15.50	2,196	0.65	*

Class B
12/31/2002+	8.57	(6.65)	11,743	1.40	*

06/30/2002	9.21	(5.15)	10,675	1.40

06/30/2001	9.90	(2.62)	5,038	1.40

06/30/2000	11.46	8.36	4,415	1.40

09/30/1998 - 03/30/1999	11.25	14.83	3,653	1.40	*

Class C
12/31/2002+	8.56	(6.78)	32,514	1.40	*

06/30/2002	9.21	(5.05)	32,778	1.40

06/30/2001	9.89	(2.71)	13,349	1.40

06/30/2000	11.46	8.41	10,376	1.40

09/30/1998 - 03/30/1999	11.24	14.82	9,826	1.40*

CCM Capital Appreciation Fund
Class A
12/31/2002+	$12.53	(14.41)%	$110,643	1.11	%(b)*

06/30/2002	14.64	(16.43)	123,754	1.11	(b)

06/30/2001	17.54	(9.15)	111,193	1.10

06/30/2000	26.94	22.73	91,927	1.11	(b)

06/30/1999	26.65	10.14	91,296	1.10

06/30/1998	26.01	32.39	72,803	1.10

Class B
12/31/2002+	11.94	(14.71)	55,106	1.86	(c)*

06/30/2002	14.00	(17.06)	62,447	1.86	(c)

06/30/2001	16.88	(9.83)	70,991	1.85

06/30/2000	26.30	21.79	66,044	1.86	(c)

06/30/1999	26.29	9.39	55,094	1.85

06/30/1998	25.75	31.39	40,901	1.85

Class C
12/31/2002+	11.96	(14.74)	73,712	1.86	(c)*

06/30/2002	14.03	(17.03)	78,517	1.86	(c)

06/30/2001	16.91	(9.86)	83,843	1.85

06/30/2000	26.34	21.85	82,864	1.86	(c)

06/30/1999	26.31	9.34	81,097	1.85

06/30/1998	25.78	31.40	71,481	1.85

CCM Mid-Cap Fund
Class A
12/31/2002+	$15.28	(13.82)%	$85,375	1.11	%(b)*

06/30/2002	17.73	(15.04)	98,235	1.11	(b)

06/30/2001	21.02	(5.66)	137,944	1.10

06/30/2000	30.57	34.28	156,949	1.11	(b)

06/30/1999	22.82	(0.13)	124,680	1.10

06/30/1998	24.00	25.71	57,164	1.11	(b)

Class B
12/31/2002+	14.62	(14.15)	53,334	1.86	(d)*

06/30/2002	17.03	(15.65)	69,886	1.86	(d)

06/30/2001	20.27	(6.34)	88,901	1.85

06/30/2000	29.87	33.27	88,648	1.86	(d)

06/30/1999	22.43	0.86	84,698	1.85

06/30/1998	23.77	24.76	84,535	1.86	(d)

Selected Per Share Data for the Year or Period Ended:	Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Asset Allocation Fund
Class A
12/31/2002+	5.86%*	10%

06/30/2002	3.77	24

06/30/2001	5.65	39

06/30/2000	4.96	44

09/30/1998 - 03/30/1999	3.76 *	39

Class B
12/31/2002+	4.35 *	10

06/30/2002	3.29	24

06/30/2001	4.90	39

06/30/2000	4.21	44

09/30/1998 - 03/30/1999	1.92 *	39

Class C
12/31/2002+	4.16 *	10

06/30/2002	3.34	24

06/30/2001	4.90	39

06/30/2000	4.22	44

09/30/1998 - 03/30/1999	2.14 *	39

CCM Capital Appreciation Fund
Class A
12/31/2002+	(0.02)%*	81%

06/30/2002	0.10	110

06/30/2001	0.14	112

06/30/2000	(0.10)	119

06/30/1999	0.24	120

06/30/1998	0.27	75

Class B
12/31/2002+	(0.78)*	81

06/30/2002	(0.64)	110

06/30/2001	(0.60)	112

06/30/2000	(0.86)	119

06/30/1999	(0.52)	120

06/30/1998	(0.47)	75

Class C
12/31/2002+	(0.77)*	81

06/30/2002	(0.65)	110

06/30/2001	(0.60)	112

06/30/2000	(0.86)	119

06/30/1999	(0.52)	120

06/30/1998	(0.49)	75

CCM Mid-Cap Fund
Class A
12/31/2002+	(0.27)%*	80%

06/30/2002	0.04	168

06/30/2001	0.40	153

06/30/2000	(0.05)	164

06/30/1999	0.15	85

06/30/1998	0.07	66

Class B
12/31/2002+	(1.02)*	80

06/30/2002	(0.72)	168

06/30/2001	(0.34)	153

06/30/2000	(0.80)	164

06/30/1999	(0.62)	85

06/30/1998	(0.68)	66

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.85%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report    45

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Class C
12/31/2002+	$17.03	$(0.08	)(a)	$(2.33	)(a)	$(2.41)

06/30/2002	20.28	(0.13	)(a)	(3.05	)(a)	(3.18)

06/30/2001	29.88	(0.09	)(a)	(0.72	)(a)	(0.81)

06/30/2000	22.44	(0.20	)(a)	7.66	(a)	7.46

06/30/1999	23.77	(0.13	)(a)	(0.13	)(a)	(0.26)

06/30/1998	20.18	(0.16	)(a)	5.08	(a)	4.92

NFJ Basic Value Fund
Class A
07/19/2002 - 12/31/2002+	$11.07	$0.12	(a)	$0.59	(a)	$0.71

Class B
07/19/2002 - 12/31/2002+	11.07	0.08	(a)	0.59	(a)	0.67

Class C
07/19/2002 - 12/31/2002+	11.07	0.08	(a)	0.59	(a)	0.67

NFJ Equity Income Fund
Class A
12/31/2002+	$11.31	$0.16	(a)	$(1.01	)(a)	$(0.85)

10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15

Class B
12/31/2002+	11.29	0.12	(a)	(1.02	)(a)	(0.90)

10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.97	(a)	1.10

Class C
12/31/2002+	11.28	0.12	(a)	(1.00	)(a)	(0.88)

10/31/2001 - 06/30/2002	11.31	0.13	(a)	0.96	(a)	1.09

NFJ Small-Cap Value Fund
Class A
12/31/2002+	$21.51	$0.17	(a)	$(1.78	)(a)	$(1.61)

06/30/2002	19.02	0.33	(a)	2.27	(a)	2.60

06/30/2001	14.12	0.35	(a)	4.90	(a)	5.25

06/30/2000	15.93	0.32	(a)	(1.81	)(a)	(1.49)

06/30/1999	17.58	0.26	(a)	(1.29	)(a)	(1.03)

06/30/1998	15.75	0.23	(a)	2.49	(a)	2.72

Class B
12/31/2002+	21.19	0.09	(a)	(1.75	)(a)	(1.66)

06/30/2002	18.84	0.18	(a)	2.23	(a)	2.41

06/30/2001	14.04	0.23	(a)	4.87	(a)	5.10

06/30/2000	15.79	0.21	(a)	(1.79	)(a)	(1.58)

06/30/1999	17.43	0.14	(a)	(1.27	)(a)	(1.13)

06/30/1998	15.71	0.09	(a)	2.48	(a)	2.57

Class C
12/31/2002+	21.23	0.09	(a)	(1.76	)(a)	(1.67)

06/30/2002	18.86	0.18	(a)	2.24	(a)	2.42

06/30/2001	14.06	0.23	(a)	4.87	(a)	5.10

06/30/2000	15.82	0.21	(a)	(1.79	)(a)	(1.58)

06/30/1999	17.44	0.14	(a)	(1.27	)(a)	(1.13)

06/30/1998	15.71	0.09	(a)	2.49	(a)	2.58

PEA Growth & Income Fund
Class A
12/31/2002+	$6.97	$0.04	(a)	$(0.94	)(a)	$(0.90)

06/30/2002	9.20	0.08	(a)	(2.27	)(a)	(2.19)

07/31/2000 - 06/30/2001	13.11	0.04	(a)	(0.27	)(a)	(0.23)

Class B
12/31/2002+	6.89	0.01	(a)	(0.91	)(a)	(0.90)

06/30/2002	9.14	0.02	(a)	(2.26	)(a)	(2.24)

07/31/2002 - 06/30/2001	13.11	(0.02	)(a)	(2.28	)(a)	(0.30)

+						Unaudited
*						Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.
(b)						Ratio of expenses to average net assets excluding trustees’ expense is 1.85%
(c)						Ratio of expenses to average net assets should be 1.95%. Difference due to under-accrual of service fees.

46    PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period

Class C
12/31/2002+	$0.00	$0.00	$0.00	$0.00	$14.62

06/30/2002	(0.06)	0.00	(0.01)	(0.07)	17.03

06/30/2001	0.00	(8.79)	0.00	(8.79)	20.28

06/30/2000	0.00	(0.02)	0.00	(0.02)	29.88

06/30/1999	0.00	(1.07)	0.00	(1.07)	22.44

06/30/1998	0.00	(1.33)	0.00	(1.33)	23.77

NFJ Basic Value Fund
Class A
07/19/2002 - 12/31/2002+	$(0.12)	$(0.26)	$0.00	$(0.38)	$11.40

Class B
07/19/2002 - 12/31/2002+	(0.11)	(0.26)	0.00	(0.37)	11.37

Class C
07/19/2002 - 12/31/2002+	(0.11)	(0.26)	0.00	(0.37)	11.37

NFJ Equity Income Fund
Class A
12/31/2002+	$(0.23)	$(0.50)	$0.00	$(0.73)	$9.73

10/31/2001 - 06/30/2002	(0.29)	(0.86)	0.00	(1.15)	11.31

Class B
12/31/2002+	(0.20)	(0.50)	0.00	(0.70)	9.69

10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.29

Class C
12/31/2002+	(0.21)	(0.50)	0.00	(0.71)	9.69

10/31/2001 - 06/30/2002	(0.26)	(0.86)	0.00	(1.12)	11.28

NFJ Small-Cap Value Fund
Class A
12/31/2002+	$(0.21)	$(0.05)	$0.00	$(0.26)	$19.64

06/30/2002	(0.11)	0.00	0.00	(0.11)	21.51

06/30/2001	(0.35)	0.00	0.00	(0.35)	19.02

06/30/2000	(0.32)	0.00	0.00	(0.32)	14.12

06/30/1999	(0.17)	(0.45)	0.00	(0.62)	15.93

06/30/1998	(0.13)	(0.76)	0.00	(0.89)	17.58

Class B
12/31/2002+	(0.15)	(0.05)	0.00	(0.20)	19.33

06/30/2002	(0.06)	0.00	0.00	(0.06)	21.19

06/30/2001	(0.30)	0.00	0.00	(0.30)	18.84

06/30/2000	(0.17)	0.00	0.00	(0.17)	14.04

06/30/1999	(0.06)	(0.45)	0.00	(0.51)	15.79

06/30/1998	(0.09)	(0.76)	0.00	(0.85)	17.43

Class C
12/31/2002+	(0.15)	(0.05)	0.00	(0.20)	19.36

06/30/2002	(0.05)	0.00	0.00	(0.05)	21.23

06/30/2001	(0.30)	0.00	0.00	(0.30)	18.86

06/30/2000	(0.18)	0.00	0.00	(0.18)	14.06

06/30/1999	(0.04)	(0.45)	0.00	(0.49)	15.82

06/30/1998	(0.09)	(0.76)	0.00	(0.85)	17.44

PEA Growth & Income Fund
Class A
12/31/2002+	$(0.07)	$0.00	$0.00	$(0.07)	$6.00

06/30/2002	(0.04)	0.00	0.00	(0.04)	6.97

07/31/2000 - 06/30/2001	(0.05)	(3.63)	0.00	(3.68)	9.20

Class B

12/31/2002+	(0.05)	0.00	0.00	(0.05)	5.94

06/30/2002	(0.01)	0.00	0.00	(0.01)	6.89

07/31/2000 - 06/30/2001	(0.04)	(3.63)	0.00	(3.67)	9.14

Selected Per Share Data for the Year or Period Ended:	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss ) to Average Net Assets		Portfolio Turnover Rate

Class C
12/31/2002+	(14.15)%	$66,405	1.86	%(b)*	(1.02	)*	80%

06/30/2002	(15.69)	80,865	1.86	(b)	(0.72)		168

06/30/2001	(6.36)	102,653	1.85		(0.34)		153

06/30/2000	33.25	104,082	1.86	(b)	(0.80)		164

06/30/1999	0.82	112,507	1.85		(0.63)		85

06/30/1998	24.70	140,438	1.86	(b)	(0.68)		66

NFJ Basic Value Fund
Class A
07/19/2002 - 12/31/2002+	6.40%	$452	1.20	%*	2.22	%*	37%

Class B
07/19/2002 - 12/31/2002+	5.99	322	1.95	*	1.50	*	37

Class C
07/19/2002 - 12/31/2002+	6.00	613	1.95	*	1.62	*	37

NFJ Equity Income Fund
Class A
12/31/2002+	(7.54)%	$6,473	1.20	%*	3.12	%*	27%

10/31/2001 - 06/30/2002	10.51	1,637	1.20	*	2.39	*	50

Class B
12/31/2002+	(7.97)	3,649	1.95	*	2.32	*	27

10/31/2001 - 06/30/2002	10.10	1,230	1.95	(c)*	1.68	*	50

Class C
12/31/2002+	(7.85)	8,646	1.95	*	2.34	*	27

10/31/2001 - 06/30/2002	9.96	2,141	1.95	(c)*	1.68	*	50

NFJ Small-Cap Value Fund
Class A
12/31/2002+	(7.47)%	$436,685	1.26	%(d)*	1.73	%*	6%

06/30/2002	13.76	300,091	1.25		1.65		40

06/30/2001	37.74	150,151	1.25		2.13		41

06/30/2000	(9.26)	114,347	1.27	(d)	2.28		55

06/30/1999	(5.50)	107,569	1.25		1.74		60

06/30/1998	17.33	75,070	1.25		1.27		41

Class B
12/31/2002+	(7.83)	197,230	2.01	(e)*	0.96	*	6

06/30/2002	12.87	187,693	2.00		0.90		40

06/30/2001	36.80	79,803	2.00		1.39		41

06/30/2000	(9.94)	55,435	2.01	(e)	1.46		55

06/30/1999	(6.22)	96,994	2.00		0.95		60

06/30/1998	16.40	110,833	2.00		0.53		41

Class C
12/31/2002+	(7.85)	279,168	2.01	(e)*	0.97	*	6

06/30/2002	12.89	234,129	2.00		0.90		40

06/30/2001	36.75	109,519	2.00		1.38		41

06/30/2000	(9.95)	69,808	2.01	(e)	1.46		55

06/30/1999	(6.21)	112,926	2.00		0.95		60

06/30/1998	16.42	130,466	2.00		0.52		41

PEA Growth & Income Fund
Class A
12/31/2002+	(12.85)%	$22,224	1.37	%(g)*	1.23	%*	48%

06/30/2002	(23.85)	16,983	1.36	(f)	1.00		101

07/31/2000 - 06/30/2001	(4.47)	12,050	1.35	*	0.49	*	77

Class B

12/31/2002+	(13.04)	13,989	2.12	(h)*	0.48	*	48

06/30/2002	(24.51)	14,520	2.10		0.23		101

07/31/2000 - 06/30/2001	(5.11)	15,663	2.10	*	(0.21	)*	77

(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(e)	Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(g)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.35%.
(h)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.10%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report    47

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Class C
12/31/2002+	$6.89	$0.01	(a)	$(0.91	)(a)	$(0.90)

06/30/2002	9.13	0.02	(a)	(2.25	)(a)	(2.23)

07/31/2000 - 06/30/2001	13.11	(0.01	)(a)	(0.29	)(a)	(0.30)

PEA Growth Fund
Class A
12/31/2002+	$18.10	$(0.01	)(a)	$(2.78	)(a)	$(2.79)

06/30/2002	24.55	(0.06	)(a)	(6.23	)(a)	(6.29)

06/30/2001	38.94	(0.19	)(a)	(11.85	)(a)	(12.04)

06/30/2000	34.12	(0.29	)(a)	10.77	(a)	10.48

06/30/1999	32.62	(0.14	)(a)	5.56	(a)	5.42

06/30/1998	27.03	(0.08	)(a)	9.99	(a)	9.91

Class B
12/31/2002+	15.71	(0.06	)(a)	(2.42	)(a)	(2.48)

06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)

06/30/2001	34.66	(0.37	)(a)	(10.45	)(a)	(10.82)

06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17

06/30/1999	30.34	(0.35	)(a)	5.08	(a)	4.73

06/30/1998	25.59	(0.28	)(a)	9.35	(a)	9.07

Class C
12/31/2002+	15.71	(0.06	)(a)	(2.41	)(a)	(2.47)

06/30/2002	21.49	(0.19	)(a)	(5.43	)(a)	(5.62)

06/30/2001	34.66	(0.38	)(a)	(10.44	)(a)	(10.82)

06/30/2000	31.15	(0.51	)(a)	9.68	(a)	9.17

06/30/1999	30.33	(0.35	)(a)	5.09	(a)	4.74

06/30/1998	25.58	(0.28	)(a)	9.35	(a)	9.07

PEA Opportunity Fund
Class A
12/31/2002+	$15.01	$(0.07	)(a)	$(2.33	)(a)	$(2.40)

06/30/2002	19.05	(0.17	)(a)	(3.87	)(a)	(4.04)

06/30/2001	31.58	(0.16	)(a)	(7.29	)(a)	(7.45)

06/30/2000	26.96	(0.25	)(a)	12.75	(a)	12.50

06/30/1999	31.33	(0.21	)(a)	0.46	(a)	0.25

06/30/1998	29.35	(0.27	)(a)	4.19	(a)	3.92

Class B
12/31/2002+	12.26	(0.09	)(a)	(1.91	)(a)	(2.00)

06/30/2002	15.68	(0.24	)(a)	(3.18	)(a)	(3.42)

06/30/2001	27.21	(0.27	)(a)	(6.18	)(a)	(6.45)

06/30/2000	24.20	(0.43	)(a)	11.32	(a)	10.89

03/31/1999 - 06/30/1999	21.40	(0.09	)(a)	2.89	(a)	2.80

Class C
12/31/2002+	12.26	(0.09	)(a)	(1.91	)(a)	(2.00)

06/30/2002	15.67	(0.24	)(a)	(3.17	)(a)	(3.41)

06/30/2001	27.22	(0.28	)(a)	(6.19	)(a)	(6.47)

06/30/2000	24.19	(0.42	)(a)	11.33	(a)	10.91

06/30/1999	28.86	(0.37	)(a)	0.32	(a)	(0.05)

06/30/1998	27.38	(0.46	)(a)	3.88	(a)	3.42

PEA Target Fund
Class A
12/31/2002+	$13.32	$(0.04	)(a)	$(2.10	)(a)	$(2.14)

06/30/2002	19.31	(0.11	)(a)	(5.88	)(a)	(5.99)

06/30/2001	31.14	(0.18	)(a)	(7.62	)(a)	(7.80)

06/30/2000	17.72	(0.23	)(a)	15.45	(a)	15.22

06/30/1999	16.35	(0.09	)(a)	2.44	(a)	2.35

06/30/1998	16.82	(0.08	)(a)	4.06	(a)	3.98

+						Unaudited
*						Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.
(b)						Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(c)						Ratio of expenses to average net assets excluding trustees’ expense is 1.90%.

48    PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

Class C
12/31/2002+	$(0.06)	$0.00	$(0.06)	$5.93	(13.14)%

06/30/2002	(0.01)	0.00	(0.01)	6.89	(24.40)

07/31/2000 - 06/30/2001	(0.05)	(3.63)	(3.68)	9.13	(5.15)

PEA Growth Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$15.31	(15.41)%

06/30/2002	0.00	(0.16)	(0.16)	18.10	(25.73)

06/30/2001	0.00	(2.35)	(2.35)	24.55	(32.40)

06/30/2000	0.00	(5.66)	(5.66)	38.94	32.49

06/30/1999	0.00	(3.92)	(3.92)	34.12	18.65

06/30/1998	0.00	(4.32)	(4.32)	32.62	41.03

Class B
12/31/2002+	0.00	0.00	0.00	13.23	(15.79)

06/30/2002	0.00	(0.16)	(0.16)	15.71	(26.28)

06/30/2001	0.00	(2.35)	(2.35)	21.49	(32.90)

06/30/2000	0.00	(5.66)	(5.66)	34.66	31.31

06/30/1999	0.00	(3.92)	(3.92)	31.15	17.72

06/30/1998	0.00	(4.32)	(4.32)	30.34	39.97

Class C
12/31/2002+	0.00	0.00	0.00	13.24	(15.72)

06/30/2002	0.00	(0.16)	(0.16)	15.71	(26.28)

06/30/2001	0.00	(2.35)	(2.35)	21.49	(32.91)

06/30/2000	0.00	(5.66)	(5.66)	34.66	31.31

06/30/1999	0.00	(3.92)	(3.92)	31.15	17.76

06/30/1998	0.00	(4.32)	(4.32)	30.33	39.99

PEA Opportunity Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$12.61	(15.99)%

06/30/2002	0.00	0.00	0.00	15.01	(21.21)

06/30/2001	0.00	(5.08)	(5.08)	19.05	(25.68)

06/30/2000	0.00	(7.88)	(7.88)	31.58	50.77

06/30/1999	0.00	(4.62)	(4.62)	26.96	3.98

06/30/1998	0.00	(1.94)	(1.94)	31.33	13.87

Class B
12/31/2002+	0.00	0.00	0.00	10.26	(16.31)

06/30/2002	0.00	0.00	0.00	12.26	(21.81)

06/30/2001	0.00	(5.08)	(5.08)	15.68	(26.19)

06/30/2000	0.00	(7.88)	(7.88)	27.21	49.78

03/31/1999 - 06/30/1999	0.00	0.00	0.00	24.20	13.08

Class C
12/31/2002+	0.00	0.00	0.00	10.26	(16.31)

06/30/2002	0.00	0.00	0.00	12.26	(21.76)

06/30/2001	0.00	(5.08)	(5.08)	15.67	(26.26)

06/30/2000	0.00	(7.88)	(7.88)	27.22	49.88

06/30/1999	0.00	(4.62)	(4.62)	24.19	3.20

06/30/1998	0.00	(1.94)	(1.94)	28.86	13.01

PEA Target Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$11.18	(16.07)%

06/30/2002	0.00	0.00	0.00	13.32	(31.02)

06/30/2001	0.00	(4.03)	(4.03)	19.31	(27.78)

06/30/2000	0.00	(1.80)	(1.80)	31.14	90.36

06/30/1999	0.00	(0.98)	(0.98)	17.72	15.69

06/30/1998	0.00	(4.45)	(4.45)	16.35	27.49

Selected Per Share Data for the Year or Period Ended	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Class C
12/31/2002+	$20,046	2.12	%(e)*	0.47%*	48%

06/30/2002	17,543	2.10		0.24	101

07/31/2000 - 06/30/2001	16,167	2.10	*	(0.17)*	77

PEA Growth Fund
Class A
12/31/2002+	$87,936	1.15	%*	(0.14)%*	39%

06/30/2002	136,908	1.16	(b)	(0.27)	76

06/30/2001	173,990	1.15		(0.58)	85

06/30/2000	255,744	1.16	(b)	(0.78)	72

06/30/1999	227,638	1.16	(b)	(0.44)	131

06/30/1998	180,119	1.16	(b)	(0.27)	123

Class B
12/31/2002+	70,204	1.90	*	(0.89)*	39

06/30/2002	92,279	1.91	(c)	(1.02)	76

06/30/2001	162,382	1.90		(1.33)	85

06/30/2000	213,627	1.91	(c)	(1.53)	72

06/30/1999	133,850	1.90		(1.19)	131

06/30/1998	80,719	1.91	(c)	(1.02)	123

Class C
12/31/2002+	661,362	1.90	*	(0.89)*	39

06/30/2002	879,605	1.91	(c)	(1.02)	76

06/30/2001	1,486,530	1.90		(1.34)	85

06/30/2000	2,416,067	1.91	(c)	(1.53)	72

06/30/1999	2,064,450	1.90		(1.18)	131

06/30/1998	1,853,002	1.91	(c)	(1.02)	123

PEA Opportunity Fund
Class A
12/31/2002+	$41,848	1.31	%(d)*	(1.07)%*	82%

06/30/2002	68,403	1.31	(d)	(1.02)	201

06/30/2001	92,521	1.30		(0.68)	237

06/30/2000	142,064	1.31	(d)	(0.81)	254

06/30/1999	121,507	1.31	(d)	(0.86)	175

06/30/1998	200,935	1.31	(d)	(0.88)	86

Class B
12/31/2002+	11,228	2.06	(f)*	(1.83)*	82

06/30/2002	15,587	2.06	(f)	(1.77)	201

06/30/2001	25,988	2.05		(1.42)	237

06/30/2000	28,145	2.06	(f)	(1.57)	254

03/31/1999 - 06/30/1999	251	2.03	*	(1.65)*	175

Class C
12/31/2002+	124,327	2.06	(f)*	(1.83)*	82

06/30/2002	164,168	2.06	(f)	(1.77)	201

06/30/2001	255,355	2.05		(1.42)	237

06/30/2000	401,118	2.06	(f)	(1.57)	254

06/30/1999	308,877	2.06	(f)	(1.62)	175

06/30/1998	500,011	2.06	(f)	(1.63)	86

PEA Target Fund
Class A
12/31/2002+	$127,504	1.21	%(g)*	(0.73)%*	51%

06/30/2002	198,054	1.21	(g)	(0.67)	114

06/30/2001	281,616	1.20		(0.75)	109

06/30/2000	305,304	1.21	(g)	(0.91)	99

06/30/1999	170,277	1.21	(g)	(0.57)	229

06/30/1998	157,277	1.22	(g)	(0.49)	226

(d)				Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(e)				Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.10%.
(f)				Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(g)				Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     49

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

Class B
12/31/2002+	$11.86	$(0.08	)(a)	$(1.85	)(a)	$(1.93)

06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)

06/30/2001	28.60	(0.33	)(a)	(6.91	)(a)	(7.24)

06/30/2000	16.44	(0.39	)(a)	14.35	(a)	13.96

06/30/1999	15.34	(0.19	)(a)	2.27	(a)	2.08

06/30/1998	16.14	(0.19	)(a)	3.84	(a)	3.65
Class C
12/31/2002+	11.86	(0.08	)(a)	(1.85	)(a)	(1.93)

06/30/2002	17.33	(0.20	)(a)	(5.27	)(a)	(5.47)

06/30/2001	28.59	(0.34	)(a)	(6.89	)(a)	(7.23)

06/30/2000	16.43	(0.38	)(a)	14.34	(a)	13.96

06/30/1999	15.34	(0.19	)(a)	2.26	(a)	2.07

06/30/1998	16.13	(0.19	)(a)	3.85	(a)	3.66

PEA Value Fund
Class A
12/31/2002+	$13.75	$0.04	(a)	$(2.33	)(a)	$(2.29)

06/30/2002	16.12	0.09	(a)	(0.55	)(a)	(0.46)

06/30/2001	11.38	0.13	(a)	4.70	(a)	4.83

06/30/2000	15.29	0.22	(a)	(1.33	)(a)	(1.11)

06/30/1999	15.64	0.24	(a)	1.35	(a)	1.59

06/30/1998	14.80	0.19	(a)	2.46	(a)	2.65

Class B
12/31/2002+	13.55	0.00	(a)	(2.30	)(a)	(2.30)

06/30/2002	16.02	(0.03)	(a)	(0.53	)(a)	(0.56)

06/30/2001	11.36	0.02	(a)	4.69	(a)	4.71

06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)

06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47

06/30/1998	14.80	0.07	(a)	2.46	(a)	2.53
Class C
12/31/2002+	13.55	0.00	(a)	(2.29	)(a)	(2.29)

06/30/2002	16.03	(0.03)	(a)	(0.54	)(a)	(0.57)

06/30/2001	11.36	0.02	(a)	4.70	(a)	4.72

06/30/2000	15.26	0.13	(a)	(1.33	)(a)	(1.20)

06/30/1999	15.63	0.12	(a)	1.35	(a)	1.47

06/30/1998	14.80	0.07	(a)	2.46	(a)	2.53
PPA Tax-Efficient Equity Fund
Class A
12/31/2002+	$8.47	$0.02	(a)	$(0.86	)(a)	$(0.84)

06/30/2002	10.34	0.02	(a)	(1.89	)(a)	(1.87)

06/30/2001	12.24	0.00	(a)	(1.90	)(a)	(1.90)

06/30/2000	11.59	0.00	(a)	0.65	(a)	0.65

07/10/1998 - 06/30/1999	10.00	0.03	(a)	1.56	(a)	1.59

Class B
12/31/2002+	8.22	(0.01)	(a)	(0.83	)(a)	(0.84)

06/30/2002	10.11	(0.05)	(a)	(1.84	)(a)	(1.89)

06/30/2001	12.06	(0.08)	(a)	(1.87	)(a)	(1.95)

06/30/2000	11.51	(0.09)		0.64	(a)	0.55

07/10/1998 - 06/30/1999	10.00	(0.05)	(a)	1.56	(a)	1.51

Class C
12/31/2002+	8.22	(0.01)	(a)	(0.83	)(a)	(0.84)

06/30/2002	10.11	(0.05)	(a)	(1.84	)(a)	(1.89)

06/30/2001	12.06	(0.08)	(a)	(1.87	)(a)	(1.95)

06/30/2000	11.51	(0.09)	(a)	0.64	(a)	0.55

07/10/1998 - 06/30/1999	10.00	(0.05)	(a)	1.56	(a)	1.51

+						Unaudited
*						Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.
(b)						Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

50    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

Class B
12/31/2002+	$0.00	$0.00	$0.00	$9.93	(16.27)%

06/30/2002	0.00	0.00	0.00	11.86	(31.56)

06/30/2001	0.00	(4.03)	(4.03)	17.33	(28.34)

06/30/2000	0.00	(1.80)	(1.80)	28.60	89.74

06/30/1999	0.00	(0.98)	(0.98)	16.44	14.93

06/30/1998	0.00	(4.45)	(4.45)	15.34	26.45

Class C
12/31/2002+	0.00	0.00	0.00	9.93	(16.27)

06/30/2002	0.00	0.00	0.00	11.86	(31.56)

06/30/2001	0.00	(4.03)	(4.03)	17.33	(28.31)

06/30/2000	0.00	(1.80)	(1.80)	28.59	89.79

06/30/1999	0.00	(0.98)	(0.98)	16.43	14.86

06/30/1998	0.00	(4.45)	(4.45)	15.34	26.53

PEA Value Fund
Class A
12/31/2002+	$0.00	$(0.58)	$(0.58)	$10.88	(16.80)%

06/30/2002	0.00	(1.91)	(1.91)	13.75	(3.72)

06/30/2001	(0.09)	0.00	(0.09)	16.12	42.61

06/30/2000	(0.23)	(2.57)	(2.80)	11.38	(7.11)

06/30/1999	(0.22)	(1.72)	(1.94)	15.29	11.93

06/30/1998	(0.18)	(1.63)	(1.81)	15.64	18.86

Class B
12/31/2002+	0.00	(0.58)	(0.58)	10.67	(17.12)

06/30/2002	0.00	(1.91)	(1.91)	13.55	(4.41)

06/30/2001	(0.05)	0.00	(0.05)	16.02	41.50

06/30/2000	(0.13)	(2.57)	(2.70)	11.36	(7.77)

06/30/1999	(0.12)	(1.72)	(1.84)	15.26	11.05

06/30/1998	(0.07)	(1.63)	(1.70)	15.63	17.98

Class C
12/31/2002+	0.00	(0.58)	(0.58)	10.68	(17.05)

06/30/2002	0.00	(1.91)	(1.91)	13.55	(4.48)

06/30/2001	(0.05)	0.00	(0.05)	16.03	41.59

06/30/2000	(0.13)	(2.57)	(2.70)	11.36	(7.81)

06/30/1999	(0.12)	(1.72)	(1.84)	15.26	11.04

06/30/1998	(0.07)	(1.63)	(1.70)	15.63	17.98

PPA Tax-Efficient Equity Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$7.63	(9.88)%

06/30/2002	0.00	0.00	0.00	8.47	(18.08)

06/30/2001	0.00	0.00	0.00	10.34	(15.52)

06/30/2000	0.00	0.00	0.00	12.24	5.61

07/10/1998 - 06/30/1999	0.00	0.00	0.00	11.59	15.90

Class B
12/31/2002+	0.00	0.00	0.00	7.38	(10.22)

06/30/2002	0.00	0.00	0.00	8.22	(18.69)

06/30/2001	0.00	0.00	0.00	10.11	(16.17)

06/30/2000	0.00	0.00	0.00	12.06	4.78

07/10/1998 - 06/30/1999	0.00	0.00	0.00	11.51	15.10

Class C
12/31/2002+	0.00	0.00	0.00	7.38	(10.22)

06/30/2002	0.00	0.00	0.00	8.22	(18.69)

06/30/2001	0.00	0.00	0.00	10.11	(16.17)

06/30/2000	0.00	0.00	0.00	12.06	4.78

07/10/1998 - 06/30/1999	0.00	0.00	0.00	11.51	15.10

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

Class B
12/31/2002+	$101,819	1.96	%(e)*	(1.49)%*	51%

06/30/2002	144,815	1.96	(e)	(1.41)	114

06/30/2001	246,999	1.95		(1.49)	109

06/30/2000	223,939	1.96	(e)	(1.66)	99

06/30/1999	78,659	1.95		(1.31)	229

06/30/1998	76,194	1.96	(e)	(1.24)	226

Class C
12/31/2002+	494,957	1.96	(e)*	(1.49)*	51

06/30/2002	685,003	1.96	(e)	(1.41)	114

06/30/2001	1,204,807	1.95		(1.50)	109

06/30/2000	1,676,384	1.96	(e)	(1.67)	99

06/30/1999	910,494	1.95		(1.31)	229

06/30/1998	952,728	1.96	(e)	(1.24)	226

PEA Value Fund
Class A
12/31/2002+	$236,091	1.11	%(b)*	0.76%*	66%

06/30/2002	226,825	1.10		0.59	190

06/30/2001	46,410	1.10		0.90	204

06/30/2000	19,087	1.11	(b)	1.76	196

06/30/1999	22,267	1.11	(b)	1.68	101

06/30/1998	21,742	1.11	(b)	1.19	77

Class B
12/31/2002+	207,171	1.86	(c)*	0.00 *	66

06/30/2002	202,258	1.85		(0.19)	190

06/30/2001	59,708	1.85		0.15	204

06/30/2000	26,908	1.86	(c)	1.02	196

06/30/1999	36,314	1.85		0.85	101

06/30/1998	35,716	1.86	(c)	0.45	77

Class C
12/31/2002+	265,575	1.86	(c)*	0.00 *	66

06/30/2002	266,741	1.85		(0.21)	190

06/30/2001	100,166	1.85		0.17	204

06/30/2000	53,756	1.86	(c)	1.02	196

06/30/1999	80,594	1.85		0.83	101

06/30/1998	88,235	1.86	(c)	0.45	77

PPA Tax-Efficient Equity Fund
Class A
12/31/2002+	$5,659	1.11	%(d)*	0.54%*	20%

06/30/2002	5,361	1.11	(b)	0.23	19

06/30/2001	6,896	1.10		0.04	41

06/30/2000	9,226	1.11	(b)	0.02	32

07/10/1998 - 06/30/1999	6,579	1.11	(b)*	0.25 *	13

Class B
12/31/2002+	4,897	1.86	(f)*	(0.22)*	20

06/30/2002	6,026	1.86	(c)	(0.52)	19

06/30/2001	9,600	1.85		(0.71)	41

06/30/2000	10,794	1.86	(c)	(0.74)	32

07/10/1998 - 06/30/1999	6,370	1.85	*	(0.50)*	13

Class C
12/31/2002+	11,585	1.86	(f)*	(0.20)*	20

06/30/2002	10,090	1.86	(c)	(0.52)	19

06/30/2001	13,559	1.85		(0.71)	41

06/30/2000	15,651	1.86	(c)	(0.73)	32

07/10/1998 - 06/30/1999	10,742	1.84	*	(0.52)*	13

(c)				Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(d)				Ratio of expenses to average net assets excluding interest expense is 1.10%.
(e)				Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(f)				Ratio of expenses to average net assets excluding interest expense is 1.85%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     51

PIMCO Statements of Assets and Liabilities A, B, and C Classes
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund

Assets:
Investments, at value	$62,840	$623,696	$552,912	$2,982

Cash	244	99	112	0

Collateral for securities on loan	0	32,888	27,548	150

Security lending interest receivable	0	6	6	0

Receivable for investments sold	0	893	2,736	0

Receivable for Fund shares sold	507	1,403	898	85

Interest and dividends receivable	0	548	180	8

Other assets	2	0	0	0

	63,593	659,533	584,392	3,225

Liabilities:
Payable for investments purchased	$241	$3,393	$11,354	$51

Due to Custodian	0	0	0	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	177	2,192	2,069	0

Payable for collateral for securities on loan	0	32,888	27,548	150

Dividends payable	0	0	0	0

Accrued investment advisory fee	0	239	210	1

Accrued administration fee	18	165	144	1

Accrued distribution fee	30	113	95	0

Accrued servicing fee	11	53	46	0

Other liabilities	0	0	0	0

	477	39,043	41,466	203

Net Assets	$63,116	$620,490	$542,926	$3,022

Net Assets Consist of:
Paid in capital	$76,669	$815,968	$779,313	$3,148

Undistributed (overdistributed) net investment income	1,341	(15)	(620)	6

Accumulated undistributed net realized gain (loss)	(4,796)	(179,969)	(248,602)	(41)

Net unrealized appreciation (depreciation)	(10,098)	(15,494)	12,835	(91)

	$63,116	$620,490	$542,926	$3,022

Net Assets:
Class A	$6,523	$110,643	$85,375	$452

Class B	11,743	55,106	53,334	322

Class C	32,514	73,712	66,405	613

Other Classes	12,336	381,029	337,812	1,635

Shares Issued and Outstanding:
Class A	758	8,829	5,586	40

Class B	1,370	4,616	3,649	28

Class C	3,796	6,161	4,542	54

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$8.60	$12.53	$15.28	$11.40

Class B	8.57	11.94	14.62	11.37

Class C	8.57	11.96	14.62	11.37

Cost of Investments Owned	$72,938	$639,190	$540,078	$3,072

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

52     PIMCO Funds Semi-Annual Report | 12.31.02  | See accompanying notes

Amounts in thousands, except per share amounts	NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Value	PEA Growth Fund

Assets:
Investments, at value	$51,407	$1,022,171	$63,766	$845,920

Cash	0	0	0	196

Collateral for securities on loan	36	50,916	0	8,808

Security lending interest receivable	0	12	0	3

Receivable for investments sold	0	842	0	0

Receivable for Fund shares sold	258	10,830	1,462	299

Interest and dividends receivable	168	2,405	86	708

Other assets	0	0	0	0

	51,869	1,087,176	65,314	855,934

Liabilities:
Payable for investments purchased	$211	$3,950	$0	$0

Due to Custodian	20	1,160	11	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	20	4,692	217	3,627

Payable for collateral for securities on loan	36	50,916	0	8,808

Dividends payable	0	0	0	0

Accrued investment advisory fee	19	508	33	371

Accrued administration fee	14	325	25	294

Accrued distribution fee	8	304	22	484

Accrued servicing fee	4	189	12	181

Other liabilities	1	0	0	0

	333	62,044	320	13,765

Net Assets	$51,536	$1,025,132	$64,994	$842,169

Net Assets Consist of:
Paid in capital	$52,520	$1,001,445	$119,381	$1,293,425

Undistributed (overdistributed) net investment income	(138)	6,036	(90)	(3,704)

Accumulated undistributed net realized gain (loss)	466	(8,784)	(50,816)	(460,906)

Net unrealized appreciation (depreciation)	(1,312)	26,435	(3,481)	13,354

	$51,536	$1,025,132	$64,994	$842,169

Net Assets:
Class A	$6,473	$436,685	$22,224	$87,936

Class B	3,649	197,230	13,989	70,204

Class C	8,646	279,168	20,046	661,362

Other Classes	32,768	112,049	8,735	22,667

Shares Issued and Outstanding:
Class A	665	22,238	3,703	5,744

Class B	376	10,203	2,356	5,305

Class C	893	14,419	3,380	49,969

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$9.73	$19.64	$6.00	$15.31

Class B	9.69	19.33	5.94	13.23

Class C	9.69	19.36	5.93	13.24

Cost of Investments Owned	$52,719	$995,736	$67,247	$832,566

Amounts in thousands, except per share amounts	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Equity Fund

Assets:
Investments, at value	$262,230	$769,626	$845,018	$23,377

Cash	50	515	0	0

Collateral for securities on loan	55,621	104,154	41,589	0

Security lending interest receivable	13	20	5	0

Receivable for investments sold	3,052	17	1,351	0

Receivable for Fund shares sold	175	278	2,834	90

Interest and dividends receivable	22	247	2,359	41

Other assets	0	0	0	0

	321,163	874,857	893,156	23,508

Liabilities:
Payable for investments purchased	$6,251	$0	$8,364	$0

Due to Custodian	0	0	292	11

Written options outstanding	0	767	0	0

Payable for Fund shares redeemed	12,556	3,547	3,630	195

Payable for collateral for securities on loan	55,621	104,154	41,589	0

Dividends payable	0	0	5	0

Accrued investment advisory fee	145	371	323	11

Accrued administration fee	80	265	276	9

Accrued distribution fee	89	394	312	12

Accrued servicing fee	41	160	161	5

Other liabilities	0	0	0	0

	74,783	109,658	54,952	243

Net Assets	$246,380	$765,199	$838,204	$23,265

Net Assets Consist of:
Paid in capital	$439,121	$1,249,908	$1,098,523	$36,734

Undistributed (overdistributed) net investment income	(1,775)	(5,573)	54,413	17

Accumulated undistributed net realized gain (loss)	(202,104)	(423,792)	(210,444)	(12,179)

Net unrealized appreciation (depreciation)	11,138	(55,344)	(104,288)	(1,307)

	$246,380	$765,199	$838,204	$23,265

Net Assets:
Class A	$41,848	$127,504	$236,091	$5,659

Class B	11,228	101,819	207,171	4,897

Class C	124,327	494,957	265,575	11,585

Other Classes	68,977	40,919	129,367	1,124

Shares Issued and Outstanding:
Class A	3,320	11,400	21,698	742

Class B	1,095	10,255	19,412	663

Class C	12,124	49,862	24,871	1,569

Net Asset Value and Redemption Price* Per Share
(Net Assets Per Share Outstanding)
Class A	$12.60	$11.18	$10.88	$7.63

Class B	10.26	9.93	10.67	7.38

Class C	10.25	9.93	10.68	7.38

Cost of Investments Owned	$251,093	$825,701	$949,307	$24,684

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     53

PIMCO Statements of Operations A, B, and C Classes
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	Asset Allocation Fund	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund

Investment Income:
Interest, net of foreign taxes	$0	$229	$212	$1

Dividends, net of foreign taxes	1,688	3,131	2,296	29

Security lending income	0	27	38	0

Miscellaneous income	1	0	0	0

Total Income	1,689	3,387	2,546	30

Expenses:
Investment advisory fees	0	1,405	1,347	5

Administration fees	102	965	916	3

Distribution fees - Class B	41	209	217	0

Distribution fees - Class C	117	270	264	0

Servicing fees - Class A	6	143	110	0

Servicing fees - Class B	14	70	72	0

Servicing fees - Class C	39	90	88	0

Distribution and/or servicing fees - Other Classes	17	198	135	0

Trustees’ fees	0	16	17	0

Interest expense	0	1	0	0

Total Expenses	336	3,367	3,166	8

Net Investment Income (Loss)	1,353	20	(620)	22

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(1,190)	(111,338)	(91,823)	(29)

Net capital gain distributions received from underlying Funds	210	0	0	0

Net realized gain on futures contracts, written options and swaps	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0

Net change in unrealized appreciation (depreciation) on investments	(4,653)	11,412	(18,204)	(189)

Net change in unrealized appreciation on futures contracts,written options and swaps	0	0	0	0

Net (Loss)	(5,633)	(99,926)	(110,027)	(218)

Net (Decrease) in Assets Resulting from Operations	$(4,280)	$(99,906)	$(110,647)	$(196)

54    PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	NFJ Equity Income Fund	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund

Investment Income:
Interest, net of foreign taxes	$12	$364	$62	$152

Dividends, net of foreign taxes	879	12,589	806	4,729

Security lending income	3	71	0	14

Miscellaneous income	0	3	0	0

Total Income	894	13,027	868	4,895

Expenses:
Investment advisory fees	96	2,626	202	2,392

Administration fees	66	1,674	147	1,896

Distribution fees - Class B	8	662	52	291

Distribution fees - Class C	17	907	66	2,814

Servicing fees - Class A	4	443	24	132

Servicing fees - Class B	3	221	17	97

Servicing fees - Class C	6	302	22	938

Distribution and/or servicing fees - Other Classes	1	44	15	3

Trustees’ fees	1	26	2	22

Interest expense	0	0	2	14

Total Expenses	202	6,905	549	8,599

Net Investment Income (Loss)	692	6,122	319	(3,704)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,451	1,212	(6,777)	(123,037)

Net capital gain distributions received from underlying Funds	0	0	0	0

Net realized gain on futures contracts, written options and swaps	0	0	0	0

Net realized gain on foreign currency transactions	0	2	0	0

Net change in unrealized appreciation (depreciation) on investments	(4,765)	(68,212)	(3,464)	(42,588)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net (Loss)	(3,314)	(66,998)	(10,241)	(165,625)

Net (Decrease) in Assets Resulting from Operations	$(2,622)	$(60,876)	$(9,922)	$(169,329)

Amounts in thousands	PEA Opportunity Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Equity Fund

Investment Income:
Interest, net of foreign taxes	$74	$1,192	$327	$2

Dividends, net of foreign taxes	148	685	6,994	236

Security lending income	90	208	70	0

Miscellaneous income	0	0	0	0

Total Income	312	2,085	7,391	238

Expenses:
Investment advisory fees	839	2,384	1,791	65

Administration fees	468	1,701	1,528	52

Distribution fees - Class B	43	433	728	20

Distribution fees - Class C	482	2,083	957	39

Servicing fees - Class A	67	190	284	7

Servicing fees - Class B	14	144	243	7

Servicing fees - Class C	161	695	319	13

Distribution and/or servicing fees - Other Classes	6	4	76	9

Trustees’ fees	6	19	24	1

Interest expense	1	5	0	1

Total Expenses	2,087	7,658	5,950	214

Net Investment Income (Loss)	(1,775)	(5,573)	1,441	24

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(47,838)	(103,811)	(165,688)	(1,808)

Net capital gain distributions received from underlying Funds	0	0	0	0

Net realized gain on futures contracts, written options and swaps	0	3,160	0	0

Net realized gain on foreign currency transactions	0	0	2,314	0

Net change in unrealized appreciation (depreciation) on investments	(2,894)	(61,635)	15,236	(1,419)

Net change in unrealized appreciation on futures contracts,written options and swaps	0	732	0	0

Net (Loss)	(50,732)	(161,554)	(148,138)	(3,227)

Net (Decrease) in Assets Resulting from Operations	$(52,507)	$(167,127)	$(146,697)	$(3,203)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     55

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands	Asset Allocation Fund		CCM Capital Appreciation Fund

	Six Months Ended December 31,2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,353	$1,351	$20	$950

Net realized gain (loss)	(1,190)	(643)	(111,338)	(54,912)

Net capital gain distributions received from underlying Funds	210	162	0	0

Net change in unrealized appreciation (depreciation)	(4,653)	(2,710)	11,412	(74,339)

Net increase (decrease) resulting from operations	(4,280)	(1,840)	(99,906)	(128,301)

Distributions to Shareholders:
From net investment income
Class A	(38)	(120)	0	(125)

Class B	(37)	(194)	(1)	0

Class C	(96)	(613)	(1)	0

Other Classes	(97)	(168)	(33)	(1,045)

From net realized capital gains
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Tax basis return of capital
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(268)	(1,095)	(35)	(1,170)

Fund Share Transactions:
Receipts for shares sold
Class A	2,727	2,023	28,625	107,660

Class B	2,953	4,190	9,956	20,050

Class C	6,236	7,310	19,884	30,499

Other Classes	120	15,846	76,508	130,867

Issued in reorganization
Class A	0	1,778	0	0

Class B	0	4,583	0	0

Class C	0	18,018	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	34	126	0	92

Class B	28	181	1	0

Class C	90	674	1	0

Other Classes	98	168	32	979

Cost of shares redeemed
Class A	(755)	(1,165)	(23,497)	(74,234)

Class B	(1,170)	(2,004)	(8,009)	(15,942)

Class C	(4,264)	(6,295)	(12,843)	(20,604)

Other Classes	(2,381)	(41)	(52,840)	(112,769)

Net increase (decrease) resulting from Fund share transactions	3,716	45,392	37,818	66,598

Fund Reimbursement Fee	0	0	1	0

Total Increase (Decrease) in Net Assets	(832)	42,457	(62,122)	(62,873)

Net Assets:
Beginning of period	63,948	21,491	682,612	745,485

End of period*	$63,116	$63,948	$620,490	$682,612

*Including net undistributed (overdistributed) investment income of:	$1,341	$256	$(15)	$0

56    PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amount in thousands	CCM Mid-Cap Fund		NFJ Basic Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002(Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(620)	$1,259	$22	$29

Net realized gain (loss)	(91,823)	(103,487)	(29)	86

Net capital gain distributions received from underlying Funds	0	0	0	0

Net change in unrealized appreciation (depreciation)	(18,204)	(55,352)	(189)	(62)

Net increase (decrease) resulting from operations	(110,647)	(157,580)	(196)	53

Distributions to Shareholders:
From net investment income
Class A	0	(733)	(3)	0

Class B	0	(203)	(2)	0

Class C	0	(237)	(3)	0

Other Classes	0	(4,590)	(16)	(27)

From net realized capital gains
Class A	0	(1)	(9)	0

Class B	0	(1)	(7)	0

Class C	0	(1)	(8)	0

Other Classes	0	(8)	(36)	0

Tax basis return of capital
Class A	0	(148)	0	0

Class B	0	(102)	0	0

Class C	0	(118)	0	0

Other Classes	0	(837)	0	0

Total Distributions	0	(6,979)	(84)	(27)

Fund Share Transactions:
Receipts for shares sold
Class A	25,814	49,272	536	0

Class B	5,973	15,856	320	0

Class C	10,336	18,386	656	0

Other Classes	43,919	243,817	253	644

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	626	12	0

Class B	0	231	9	0

Class C	0	292	9	0

Other Classes	0	5,279	50	26

Cost of shares redeemed
Class A	(25,116)	(69,327)	(84)	0

Class B	(12,806)	(20,960)	(2)	0

Class C	(13,397)	(24,268)	(41)	0

Other Classes	(272,370)	(209,834)	(250)	(40)

Net increase (decrease) resulting from Fund share transactions	(237,647)	9,370	1,468	630

Fund Reimbursement Fee	1	0	0	0

Total Increase (Decrease) in Net Assets	(348,293)	(155,189)	1,188	656

Net Assets:
Beginning of period	891,219	1,046,408	1,834	1,178

End of period*	$542,926	$891,219	$3,022	$1,834

*Including net undistributed (overdistributed) investment income of:	$(620)	$(1)	$6	$8

Amount in thousands	NFJ Equity Income Fund		NFJ Small-Cap Value Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31,2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31,2002 (Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$692	$1,162	$6,122	$7,051

Net realized gain (loss)	1,451	4,436	1,214	164

Net capital gain distributions received from underlying Funds	0	0	0	0

Net change in unrealized appreciation (depreciation)	(4,765)	(5,459)	(68,212)	61,418

Net increase (decrease) resulting from operations	(2,622)	139	(60,876)	68,633

Distributions to Shareholders:
From net investment income
Class A	(110)	(7)	(4,471)	(974)

Class B	(59)	(5)	(1,470)	(385)

Class C	(140)	(7)	(2,080)	(361)

Other Classes	(767)	(1,135)	(1,261)	(375)

From net realized capital gains
Class A	(268)	(1)	(1,142)	0

Class B	(154)	(4)	(533)	0

Class C	(365)	(1)	(743)	0

Other Classes	(1,562)	(2,687)	(294)	0

Tax basis return of capital
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(3,425)	(3,847)	(11,994)	(2,095)

Fund Share Transactions:
Receipts for shares sold
Class A	5,459	1,769	258,739	265,037

Class B	3,032	1,599	61,691	116,848

Class C	7,356	2,345	100,683	136,343

Other Classes	2,209	4,414	56,749	130,551

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	336	6	3,802	740

Class B	176	4	1,568	293

Class C	395	7	1,839	245

Other Classes	2,320	3,807	1,372	327

Cost of shares redeemed
Class A	(633)	(49)	(99,816)	(139,406)

Class B	(524)	(295)	(37,402)	(27,049)

Class C	(723)	(87)	(36,771)	(30,576)

Other Classes	(2,316)	(21,492)	(44,896)	(99,497)

Net increase (decrease) resulting from Fund share transactions	17,087	(7,972)	267,558	353,856

Fund Reimbursement Fee	0	0	84	0

Total Increase (Decrease) in Net Assets	11,040	(11,680)	194,772	420,394

Net Assets:
Beginning of period	40,496	52,176	830,360	409,966

End of period*	$51,536	$40,496	$1,025,132	$830,360

*Including net undistributed (overdistributed) investment income of:	$(138)	$246	$6,036	$9,196

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     57

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands
	PEA Growth & Income Fund		PEA Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002(Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002(Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$319	$649	$(3,704)	$(13,480)

Net realized gain (loss)	(6,777)	(23,265)	(123,037)	(330,252)

Net change in unrealized appreciation (depreciation)	(3,464)	1,871	(42,588)	(99,687)

Net (decrease) resulting from operations	(9,922)	(20,745)	(169,329)	(443,419)

Distributions to Shareholders:
From net investment income
Class A	(258)	(59)	0	0

Class B	(122)	(20)	0	0

Class C	(174)	(28)	0	0

Other Classes	(137)	(236)	0	0

From net realized capital gains
Class A	0	0	0	(1,054)

Class B	0	0	0	(1,062)

Class C	0	0	0	(10,030)

Other Classes	0	0	0	(250)

Total Distributions	(691)	(343)	0	(12,396)

Fund Share Transactions:
Receipts for shares sold
Class A	12,066	13,028	542,103	412,929

Class B	4,442	7,257	4,559	10,905

Class C	9,649	9,817	17,881	42,864

Other Classes	2,369	17,377	9,032	11,431

Issued in reorganization
Class A	0	0	3,957	0

Class B	0	0	4,606	0

Class C	0	0	7,384	0

Other Classes	0	0	945	0

Issued as reinvestment of distributions
Class A	219	46	0	912

Class B	100	16	0	816

Class C	145	23	0	8,368

Other Classes	128	233	0	250

Cost of shares redeemed
Class A	(4,404)	(4,606)	(577,543)	(408,609)

Class B	(2,938)	(4,240)	(17,361)	(42,173)

Class C	(4,665)	(3,978)	(109,494)	(292,781)

Other Classes	(18,148)	(16,764)	(9,269)	(8,261)

Net increase (decrease) resulting from Fund share transactions	(1,037)	18,209	(123,200)	(263,349)

Fund Reimbursement Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	(11,650)	(2,879)	(292,529)	(719,164)

Net Assets:
Beginning of period	76,644	79,523	1,134,698	1,853,862

End of period*	$64,994	$76,644	$842,169	$1,134,698

*Including net undistributed (overdistributed) investment income of:	$(90)	$282	$(3,704)	$0

58    PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands
	PEA Opportunity Fund		PEA Target Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002(Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002(Unaudited)	Year Ended June 30, 2002

Operations:
Net investment income (loss)	$(1,775)	$(5,214)	$(5,573)	$(17,124)

Net realized gain (loss)	(47,838)	(55,232)	(100,651)	(299,847)

Net change in unrealized appreciation (depreciation)	(2,894)	(34,866)	(60,903)	(215,417)

Net (decrease) resulting from operations	(52,507)	(95,312)	(167,127)	(532,388)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	132,763	149,058	530,681	826,706

Class B	1,243	4,118	5,289	27,334

Class C	5,536	13,658	14,361	71,947

Other Classes	15,200	28,571	4,245	46,827

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	1

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(148,657)	(154,559)	(574,175)	(826,908)

Class B	(2,971)	(9,073)	(25,264)	(54,906)

Class C	(18,104)	(53,193)	(95,258)	(235,582)

Other Classes	(10,138)	(24,993)	(5,610)	(8,795)

Net increase (decrease) resulting from Fund share transactions	(25,128)	(46,413)	(145,731)	(153,376)

Fund Reimbursement Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	(77,635)	(141,725)	(312,858)	(685,764)

Net Assets:
Beginning of period	324,015	465,740	1,078,057	1,763,821

End of period*	$246,380	$324,015	$765,199	$1,078,057

*Including net undistributed (overdistributed) investment income of:	$(1,775)	$0	$(5,573)	$0

Amounts in thousands
	PEA Value Fund		PPA Tax-Efficient Equity Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended December31, 2002(Unaudited)	Year Ended June30, 2002

Operations:
Net investment income (loss)	$1,441	$1,087	$24	$(30)

Net realized gain (loss)	(163,374)	59,077	(1,808)	(2,347)

Net change in unrealized appreciation (depreciation)	15,236	(133,289)	(1,419)	(5,621)

Net (decrease) resulting from operations	(146,697)	(73,125)	(3,203)	(7,998)

Distributions to Shareholders:
From net investment income
Class A	0	0	(3)	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	(4)	0

From net realized capital gains
Class A	(11,997)	(7,537)	0	0

Class B	(10,621)	(9,045)	0	0

Class C	(13,603)	(14,232)	0	0

Other Classes	(5,843)	(15,918)	0	0

Total Distributions	(42,064)	(46,732)	(7)	0

Fund Share Transactions:
Receipts for shares sold
Class A	140,333	276,810	1,828	1,672

Class B	74,709	184,075	494	1,226

Class C	106,060	227,395	5,198	2,595

Other Classes	60,991	135,000	187	2,554

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	9,888	6,056	2	0

Class B	8,693	6,394	0	0

Class C	10,720	11,894	0	0

Other Classes	5,452	15,219	3	0

Cost of shares redeemed
Class A	(88,358)	(71,509)	(951)	(2,027)

Class B	(31,755)	(20,086)	(1,005)	(3,181)

Class C	(57,951)	(34,419)	(2,605)	(3,627)

Other Classes	(45,993)	(102,619)	(8,794)	(5,462)

Net increase (decrease) resulting from Fund share transactions	192,789	634,210	(5,643)	(6,250)

Fund Reimbursement Fee	11	0	0	0

Total Increase (Decrease) in Net Assets	4,039	514,353	(8,853)	(14,248)

Net Assets:
Beginning of period	834,165	319,812	32,118	46,366

End of period*	$838,204	$834,165	$23,265	$32,118

*Including net undistributed (overdistributed) investment income of:	$54,413	$52,972	$17	$0

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     59

PIMCO Notes to Financial Statements
December 31, 2002 (Unaudited)

1. Organization
PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available. may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Basic Value and Asset Allocation Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund

60     PIMCO Funds Semi-Annual Report  |  12.31.02

are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ Basic Value Fund - $82; NFJ Equity Income Fund - $718; NFJ Small-Cap Value Fund - $22,818; PEA Growth & Income Fund - $1,400; PEA Target Fund - $12,375; and PEA Value Fund - $43,439.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
     Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the PEA Growth Fund; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value and PEA Growth & Income Funds; 0.65% for the PEA Opportunity Fund; 1.25% for the CCM Emerging Companies Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.
     The Asset Allocation Fund does not pay any fees to the adviser under the Trust’s investment advisory contract in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which it invests.

12.31.02  |  PIMCO Funds Semi-Annual Report     61

PIMCO Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.50% for the PPA Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.75% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.65% for all other Funds. *The Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $4,989,079 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

62     PIMCO Funds Semi-Annual Report |12.31.02

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

Asset Allocation Fund	$10,634	$5,867
CCM Capital Appreciation Fund	519,055	484,699
CCM Mid-Cap Fund	469,200	690,129
NFJ Basic Value Fund	1,859	653
NFJ Equity Income Fund	24,392	11,129
NFJ Small-Cap Value Fund	308,118	48,361
PEA Growth & Income Fund	30,767	32,556
PEA Growth Fund	366,403	458,418
PEA Opportunity Fund	207,933	228,152
PEA Target Fund	422,892	502,698
PEA Value Fund	644,505	488,734
PPA Tax-Efficient Equity Fund	5,772	11,039

5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund

Premium

Balance at 06/30/2002	$0
Sales	4,873
Closing Buys	(315)
Expirations	(3,058)
Exercised	0

Balance at 12/31/2002	$1,500

6. Risk Factors of the Fund
Investing in the Underlying Funds through the Asset Allocation Fund involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by the Asset Allocation Fund wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.
     Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.
     The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Fund and Underlying Funds.

7. Reorganization
The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

Asset Allocation Fund	90/10 Portfolio	10/26/01	1,864	$17,783	$17,783	$22,875	$47,253	$(2,273)
	30/70 Portfolio	10/26/01	691	6,596	6,596	22,875	47,253	6
PEA Growth Fund	Select Growth Fund	10/11/02	1,214	16,891	16,891	903,841	920,732	(2,774)

12.31.02 | PIMCO Funds Semi-Annual Report     63

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)
December 31, 2002 (Unaudited)

8. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Asset Allocation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	317	$2,727	143	$2,023

Class B	346	2,953	357	4,190

Class C	731	6,236	901	7,310

Other Classes	15	120	1,666	15,846

Issued in reorganization
Class A	0	0	185	1,778

Class B	0	0	481	4,583

Class C	0	0	1,889	18,018

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	4	34	13	126

Class B	3	28	19	181

Class C	11	90	70	674

Other Classes	11	98	18	168

Cost of shares redeemed
Class A	(89)	(755)	(122)	(1,165)

Class B	(138)	(1,170)	(207)	(2,004)

Class C	(505)	(4,264)	(651)	(6,295)

Other Classes	(282)	(2,381)	(4)	(41)

Net increase (decrease) resulting from Fund share transactions	424	$3,716	4,758	$45,392

	CCM Capital Appreciation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	2,201	$28,625	6,810	$107,660

Class B	802	9,956	1,302	20,050

Class C	1,601	19,884	1,982	30,499

Other Classes	5,852	76,508	8,195	130,867

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	6	92

Class B	0	1	0	0

Class C	0	1	0	0

Other Classes	3	32	60	979

Cost of shares redeemed
Class A	(1,827)	(23,497)	(4,702)	(74,234)

Class B	(648)	(8,009)	(1,048)	(15,942)

Class C	(1,038)	(12,843)	(1,343)	(20,604)

Other Classes	(4,074)	(52,840)	(7,118)	(112,769)

Net increase (decrease) resulting from Fund share transactions	2,872	$37,818	4,144	$66,598

	CCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,639	$25,814	2,612	$49,272

Class B	397	5,973	868	15,856

Class C	687	10,336	1,009	18,386

Other Classes	2,738	43,919	12,709	243,817

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	34	626

Class B	0	0	13	231

Class C	0	0	16	292

Other Classes	0	0	279	5,279

Cost of shares redeemed
Class A	(1,594)	(25,116)	(3,667)	(69,327)

Class B	(853)	(12,806)	(1,162)	(20,960)

Class C	(894)	(13,397)	(1,339)	(24,268)

Other Classes	(16,652)	(272,370)	(10,960)	(209,834)

Net increase (decrease) resulting from Fund share transactions	(14,532)	$(237,647)	412	$9,370

	PEA Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	33,107	$542,103	20,694	$412,929

Class B	325	4,559	585	10,905

Class C	1,262	17,881	2,310	42,864

Other Classes	623	9,032	613	11,431

Issued in reorganization
Class A	255	3,957	0	0

Class B	343	4,606	0	0

Class C	549	7,384	0	0

Other Classes	67	945	0	0

Issued as reinvestment of distributions
Class A	0	0	42	912

Class B	0	0	43	816

Class C	0	0	445	8,368

Other Classes	0	0	13	250

Cost of shares redeemed
Class A	(35,183)	(577,543)	(20,257)	(408,609)

Class B	(1,236)	(17,361)	(2,311)	(42,173)

Class C	(7,822)	(109,494)	(15,945)	(292,781)

Other Classes	(641)	(9,269)	(441)	(8,261)

Net increase (decrease) resulting from Fund share transactions	(8,351)	$(123,200)	(14,209)	$(263,349)

	PEA Opportunity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	10,776	$132,763	8,930	$149,058

Class B	124	1,243	301	4,118

Class C	551	5,536	979	13,658

Other Classes	1,454	15,200	2,040	28,571

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(12,015)	(148,657)	(9,230)	(154,559)

Class B	(299)	(2,971)	(688)	(9,073)

Class C	(1,816)	(18,104)	(3,886)	(53,193)

Other Classes	(969)	(10,138)	(1,791)	(24,993)

Net increase (decrease) resulting from Fund share transactions	(2,194)	$(25,128)	(3,345)	$(46,413)

	PEA Target Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	45,985	$530,681	54,172	$826,706

Class B	511	5,289	1,911	27,334

Class C	1,386	14,361	4,979	71,947

Other Classes	361	4,245	2,732	46,827

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	1

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Cost of shares redeemed
Class A	(49,448)	(574,175)	(53,896)	(826,908)

Class B	(2,465)	(25,264)	(3,953)	(54,906)

Class C	(9,290)	(95,258)	(16,744)	(235,582)

Other Classes	(480)	(5,610)	(557)	(8,795)

Net increase (decrease) resulting from Fund share transactions	(13,440)	$(145,731)	(11,356)	$(153,376)

64     PIMCO Funds Semi-Annual Report |12.31.02

	NFJ Basic Value Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	46	$536	0	$0

Class B	27	320	0	0

Class C	57	656	0	0

Other Classes	22	253	47	644

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	1	12	0	0

Class B	1	9	0	0

Class C	1	9	0	0

Other Classes	4	50	2	26

Cost of shares redeemed
Class A	(7)	(84)	0	0

Class B	0	(2)	0	0

Class C	(4)	(41)	0	0

Other Classes	(22)	(250)	(3)	40

Net increase (decrease) resulting from Fund share transactions	126	$1,468	46	$630

	NFJ Equity Income Fund

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	550	$5,459	148	$1,769

Class B	303	3,032	134	1,599

Class C	735	7,356	196	2,345

Other Classes	219	2,209	379	4,414

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	34	336	1	6

Class B	18	176	0	4

Class C	41	395	1	7

Other Classes	236	2,320	346	3,807

Cost of shares redeemed
Class A	(64)	(633)	(4)	(49)

Class B	(54)	(524)	(25)	(295)

Class C	(73)	(723)	(7)	(87)

Other Classes	(229)	(2,316)	(1,768)	(21,492)

Net increase (decrease) resulting from Fund share transactions	1,716	$17,087	(599)	$(7,972)

.	NFJ Small-Cap Value Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	13,249	$258,739	13,213	$265,037

Class B	3,211	61,691	5,962	116,848

Class C	5,227	100,683	6,783	136,343

Other Classes	2,853	56,749	6,281	130,551

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	192	3,802	40	740

Class B	81	1,568	16	293

Class C	94	1,839	13	245

Other Classes	68	1,372	17	327

Cost of shares redeemed
Class A	(5,156)	(99,816)	(7,193)	(139,406)

Class B	(1,946)	(37,402)	(1,357)	(27,049)

Class C	(1,932)	(36,771)	(1,574)	(30,576)

Other Classes	(2,277)	(44,896)	(4,988)	(99,497)

Net increase (decrease) resulting from Fund share transactions	13,664	$267,558	17,213	$353,856

	PEA Growth & Income Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,943	$12,066	1,729	$13,028

Class B	716	4,442	956	7,257

Class C	1,575	9,649	1,297	9,817

Other Classes	382	2,369	2,280	17,377

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	36	219	6	46

Class B	17	100	2	16

Class C	24	145	3	23

Other Classes	21	128	31	233

Cost of shares redeemed
Class A	(715)	(4,404)	(607)	(4,606)

Class B	(483)	(2,938)	(566)	(4,240)

Class C	(766)	(4,665)	(523)	(3,978)

Other Classes	(2,898)	(18,148)	(2,232)	(16,764)

Net increase (decrease) resulting from Fund share transactions	(148)	$(1,037)	2,376	$18,209

	PEA Value Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	12,160	$140,333	17,867	$276,810

Class B	6,548	74,709	12,113	184,075

Class C	9,423	106,060	14,911	227,395

Other Classes	5,385	60,991	8,658	135,000

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	878	9,888	408	6,056

Class B	787	8,693	435	6,394

Class C	970	10,720	809	11,894

Other Classes	482	5,452	1,020	15,219

Cost of shares redeemed
Class A	(7,845)	(88,358)	(4,469)	(71,509)

Class B	(2,858))	(31,755)	(1,340)	(20,086)

Class C	(5,208)	(57,951)	(2,283)	(34,419)

Other Classes	(4,085)	(45,993)	(6,683)	(102,619)

Net increase (decrease) resulting from Fund share transactions	16,637	$192,789	41,266	$634,210

	PPA Tax-Efficient Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	233	$1,828	181	$1,672

Class B	64	494	131	1,226

Class C	690	5,198	282	2,595

Other Classes	24	187	269	2,554

Issued in reorganization
Class A	0	0	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class A	0	2	0	0

Class B	0	0	0	0

Class C	0	0	0	0

Other Classes	0	3	0	0

Cost of shares redeemed
Class A	(124)	(951)	(215)	(2,027)

Class B	(135)	(1,005)	(347)	(3,181)

Class C	(349)	(2,605)	(395)	(3,627)

Other Classes	(1,129)	(8,794)	(589)	(5,462)

Net increase (decrease) resulting from Fund share transactions	(726)	$(5,643)	(683)	$(6,250)

12.31.02  |    PIMCO Funds Semi-Annual Report     65

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)
December 31, 2002 (Unaudited)

9. Federal Income Tax Matters
At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Asset Allocation Fund	$707	$(10,805)	$(10,098)
CCM Capital Appreciation Fund	25,168	(40,662)	(15,494)
CCM Mid-Cap Fund	33,853	(21,018)	12,835
NFJ Basic Value Fund	88	(179)	(91)
NFJ Equity Income Fund	3,107	(4,419)	(1,312)
NFJ Small-Cap Value Fund	71,380	(44,946)	26,434
PEA Growth & Income Fund	1,318	(4,799)	(3,481)
PEA Growth Fund	68,648	(55,294)	13,354
PEA Opportunity Fund	27,011	(15,873)	11,138
PEA Target Fund	56,375	(112,450)	(56,075)
PEA Value Fund	28,253	(132,542)	(104,289)
PPA Tax-Efficient Equity Fund	2,341	(3,648)	(1,307)

66     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountant

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call
1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

Expanded PIMCO Stock Fund Names

The names of many of the PIMCO Stock Funds have been expanded to indicate which of our affiliated* equity investment firms is responsible for the day-to-day management of each Fund. See the chart to the right for detailed information.

Please note that this is only a name change. Portfolio managers, investment approaches, and Fund symbols will remain the same.

The PIMCO NACM and PIMCO RCM Funds already include the manager’s acronym within their fund names.

Old Name	New Name
PIMCO Basic Value Fund	PIMCO NFJ Basic Value Fund
PIMCO Capital Appreciation Fund	PIMCO CCM Capital Appreciation Fund
PIMCO Equity Income Fund	PIMCO NFJ Equity Income Fund
PIMCO Growth Fund	PIMCO PEA Growth Fund
PIMCO Growth & Income Fund	PIMCO PEA Growth & Income Fund
PIMCO Innovation Fund	PIMCO PEA Innovation Fund
PIMCO Mid-Cap Fund	PIMCO CCM Mid-Cap Fund
PIMCO Opportunity Fund	PIMCO PEA Opportunity Fund
PIMCO Renaissance Fund	PIMCO PEA Renaissance Fund
PIMCO Small-Cap Value Fund	PIMCO NFJ Small-Cap Value Fund
PIMCO Target Fund	PIMCO PEA Target Fund
PIMCO Tax-Efficient Equity Fund	PIMCO PPA Tax-Efficient Equity Fund
PIMCO Value Fund	PIMCO PEA Value Fund

Investment Firm Key:

CCM = Cadence Capital Management LLC
NFJ = NFJ Investment Group L.P.
PEA = PIMCO Equity Advisors LLC
PPA = Parametric Portfolio Associates LLC

*All firms, except for Parametric, are affiliates of PIMCO Advisors Distributors.

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P2004.2/03

PIMCO
ADVISORS

Semi-Annual Report

12.31.02

PIMCO Stock Funds

Share Class

D

GROWTH STOCK FUNDS
PEA Growth Fund
PEA Target Fund

BLEND STOCK FUNDS
PEA Growth & Income Fund
CCM Capital Appreciation Fund
CCM Mid-Cap Fund

VALUE STOCK FUNDS
PEA Value Fund
NFJ Equity Income Fund
NFJ Basic Value Fund
PEA Renaissance Fund
NFJ Small-Cap Value Fund

ENHANCED INDEX STOCK FUNDS
PPA Tax-Efficient Equity Fund

SECTOR-RELATED STOCK FUNDS
PEA Innovation Fund

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

On a side note, please be aware that the names of some of the PIMCO Advisors stock funds have been expanded to indicate which of our affiliated investment firms is responsible for the day-to-day management of each fund. For more details, please refer to the back of this report.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the US government. However, an investment in stocks or bonds is not.

12.31.02  |  PIMCO Funds Semi-Annual Report     3

A BLEND STOCK FUND

PIMCO CCM Capital Appreciation Fund

OBJECTIVE: Growth of capital. PORTFOLIO: Primarily common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and reasonable valuations.	NUMBER OF SECURITIES IN THE PORTFOLIO: 94 (not including short-term instruments) FUND INCEPTION DATE: 3/8/91	TOTAL NET ASSETS: $620.5 million PORTFOLIO MANAGERS: David Breed Bill Bannick Katherine Burdon Peter McManus

David Breed
Co-Manager

Mr. Breed is Managing Director, Chief Investment Officer and CEO of Cadence Capital Management. A founder of Cadence Capital, he has over 30 years of investment experience.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of Cadence Capital Management. He has been managing PIMCO Capital Appreciation Fund since inception and has over 16 years of investment experience.

Fund outperforms in difficult third quarter but underperforms in the fourth
For the six-month period ending December 31, 2002, PIMCO CCM Capital Appreciation Fund Class D shares posted a return of –14.42%, under-performing the S&P 500 Index’s return of –10.30% for the same period. Despite significant pressure on equities, PIMCO CCM Capital Appreciation managed to outperform the S&P 500 over the difficult third quarter but trailed the index during the stock market rally of the fourth quarter.

Tech underweighting helps in third quarter
The Fund benefited from an underweight in technology in the third quarter, as the sector was hit hard by a lack of demand growth and concerns about the economy. Healthcare providers continued to bolster the Fund, with Wellpoint Health Networks and Dynamic both posting strong returns in the quarter.

Consumer discretionary and energy stocks boost returns during back half of year
Consumer discretionary exposure helped the Fund throughout the six-month period as retailers such as Wal-Mart, Kohl’s and Target all had solid gains. Natural gas holdings such as Burlington and Devon performed well for the Fund, thanks to added pricing power in the sector and a cold December.

Tech underweighting hurts in fourth quarter
The Fund was hurt by its significant technology underweighting in the fourth quarter, as tech stocks—especially those with weaker fundamentals, which were not in the portfolio—experienced the biggest rally during the stock market run-up. The Fund’s exposure to health-care stocks also hindered performance, as investors eschewed these more defensive issues in favor of more speculative areas of the stock market.

Optimism for stock market going into 2003
While the past three years have tested equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe that maintaining a focus on industry and company fundamentals is a prudent course of action.

“Consumer discretionary exposure helped the Fund throughout the six-month period.”

4     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO CCM Capital Appreciation Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (3/8/91)

PIMCO CCM Capital Appreciation Fund D Shares	–14.42%	–23.65%	–11.17%	0.07%	9.98%	10.9%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	9.34%	—

Lipper Large-Cap Core Fund Average	–11.31%	–23.50%	–15.32%	–1.90%	7.55%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.0%	Exxon Mobil Corp.	1.8%	Technology	20.1%

Pfizer, Inc.	2.6%	Johnson & Johnson	1.7%	Healthcare	17.5%

General Electric Co.	2.3%	IBM Corp.	1.6%	Financial & Business Services	17.3%

Wal-Mart Stores, Inc.	2.2%	Americn International Group, Inc.	1.6%	Consumer Discretionary	9.8%

Citigroup, Inc.	1.9%	Bank of America Corp.	1.3%	Consumer Staples	9.4%

		Top Ten Total	21.0%	PORTFOLIO COMPOSITION

				Common Stock	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, applying in-depth research to identify stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     5

A BLEND STOCK FUND

PIMCO CCM Mid-Cap Fund

OBJECTIVE: Growth of capital. PORTFOLIO: Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies).	NUMBER OF SECURITIES IN THE PORTFOLIO: 99 (not including short-term instruments) FUND INCEPTION DATE: 8/26/91	TOTAL NET ASSETS: $542.9 million PORTFOLIO MANAGERS: David Breed Bill Bannick Katherine Burdon Wayne Wicker

Katherine Budon
Co-Manger

Ms. Burdon is a Senior Portfolio Manager for Cadence Capital Management, responsible for mid-and small-cap strategies. She has a combined 19 years experience within asset management, accounting and health-care.

Bill Bannick
Co-Manager

Mr. Bannick is a Managing Director of Cadence Capital Management. He has over 16 years of investment experience.

Fund lags benchmark index, but maintains strong longer-term performance
PIMCO CCM Mid-Cap Fund Class D shares produced a return of –13.85% for the six-month period ending December 31, 2002. This performance trailed that of the Russell Mid-Cap Index, which returned –11.12%, and the Lipper Mid-Cap Core Fund Average, which returned –11.95% for the same period. However, its performance over the longer term remains strong.

Fund performs differently in bifurcated period
The second half of 2002 was characterized by two very different investment climates. In the third quarter, the stock market experienced a dramatic sell-off. In such an environment, the Fund posted strong relative returns, outperforming both its benchmark index and its Lipper Average. Stocks rebounded dramatically in the fourth quarter—with some of the most speculative stocks posting the biggest gains. During this period, the Fund underperformed significantly.

Consumer staples and healthcare help fund in difficult third quarter
The Fund benefited from its exposure to consumer staples stocks. Their defensive qualities proved popular with investors, as the economy continued to show signs of deceleration during this period. The Fund was also helped by an overweight in healthcare stocks. In particular, HMOs, such as Oxford Health Plans, performed well due to improved pricing. The Fund was negatively affected by its exposure to the technology sector, which posted significant losses for the quarter. However, this loss was mitigated by a slight underweight relative to the benchmark.

Fund hurt by tech, consumer discretionary and healthcare exposure in fourth quarter
In the fourth quarter, the technology sector made the largest gains, and the Fund suffered as a result of its underexposure to the more speculative tech issues, which posted the best numbers. In addition, the Fund’s exposure to healthcare stocks hurt performance as investors eschewed this more defensive area of the equity market. Stock selection in the consumer discretionary sector also hindered performance, as Mandalay Resorts and Harrah’s Entertainment suffered from weaker business in Las Vegas.

Optimism for stock market going into 2003
While the past three years have been difficult ones for equity investors, we are optimistic about the future. Although the economy could get off to a slow start in 2003, we believe it will improve and show modest growth for the year. Improving productivity and increased corporate spending, which will be fostered by stimulative monetary and fiscal policy, should have a favorable impact on earnings and, ultimately, on stock prices. Tempering our optimism is the threat of war, which could further dampen consumer and business confidence. In this environment, we believe it is prudent to maintain our focus on industry and company fundamentals.

“The Fund posted strong returns  in a third quarter that was tough for equities, but faltered during the forth quarter rally.”

6     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO CCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (8/26/91)

PIMCO CCM Mid-Cap Fund D Shares	–13.85%	-20.28%	-6.44%	-0.13%	9.60%	10.40%

Russell Mid-Cap Index	–11.12%	–16.19%	–5.04%	2.19%	9.92%	—

Lipper Mid-Cap Core Funds Average	–11.95%	–18.40%	–4.82%	2.68%	9.42%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Career Education Corp.	1.3%	Storage Technology Corp.	1.3%	Technology	18.1%

Diebold, Inc.	1.3%	Danaher Corp.	1.2%	Financial & Business Services	13.6%

Ball Corp.	1.3%	Westwood One, Inc.	1.2%	Consumer Discretionary	13.5%

Apollo Group, Inc.	1.3%	McCormick & Co.	1.2%	Healthcare	11.5%

Hearst-Argyle Television, Inc.	1.3%	Bed, Bath & Beyond, Inc.	1.2%	Consumer Services	9.1%

		Top Ten Total	12.6%	PORTFOLIO COMPOSITION

				Common Stock	95.1%

				Cash Equivalents	4.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund managers use a “growth-at-a-reasonable-price” investment strategy, seeking stocks with strong growth potential that appear fairly valued by the market. This approach helps the Fund avoid buying overvalued stocks. In line with a rigid sell discipline, holdings are sold when they reach excessive relative valuations, if earnings expectations decline and/or when a security grows to represent more than 2% of the total portfolio.

RECENT DEVELOPMENTS REGARDING IMPORTANT CHANGE IN INVESTMENT POLICY: On December 5, 2002, the Board of Trustees of the Trust approved a change to the investment policies of the CCM Mid-Cap Fund whereby “medium market capitalization companies” would be defined as companies in the Russell Mid-Cap Index with at least $100 million in market capitalization. Subject to Trustee approval, the Fund intends not to make this change and instead to retain the previous policy, which defined medium market capitalization companies as U.S. companies with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies.

Past performance is no guarantee of future results. This Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     7

A VALUE STOCK FUND

PIMCO NFJ Basic Value Fund

OBJECTIVE:
Seeks long-term growth of capital
and income.

PORTFOLIO:
Common stocks of companies with market
capitalization of more than $2 billion
that are undervalued relative to the market
and their industry groups.

NUMBER OF SECURITIES IN THE PORTFOLIO: 42 FUND INCEPTION DATE: 5/8/00	TOTAL NET ASSETS: $3.0 million PORTFOLIO MANAGERS: Ben Fisher Chris Najork Jeffrey S. Parenheimer Paul Magnuson

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund outperforms in second half of year
PIMCO NFJ Basic Value Fund Class D shares returned –10.65% for the six- month period ending December 31, 2002. This compares favorably to the performance of the Russell Mid-Cap Value Index, which returned –12.16%, and the Lipper Mid-Cap Value Fund Average, which returned –12.08%.

Fund hurt by financial services and energy stocks in third quarter
The third quarter proved difficult for stocks in general, and value stocks in particular. The Fund was hurt by its exposure to financial services stocks such as JP Morgan Chase, which fell considerably during the quarter. The energy sector also caused performance to suffer during this period. Stock selection in consumer staples also negatively affected the Fund’s performance. However, the Fund benefited from a significant underweighting in technology, a sector that posted substantial  losses during the period.

Fund helped by stock selection in fourth quarter
Despite a substantial underweighting in technology in the fourth quarter, the Fund received a boost from its technology exposure in the final quarter of 2002. Hewlett-Packard, a recent addition to the portfolio, gained nearly 50%, while Lexmark rose by almost 30%. The energy sector also bounced back in the fourth quarter, aiding performance. Valero Energy, in particular, was a standout performer.

Portfolio fundamentals remain solid
At the beginning of the fourth quarter, the Fund’s P/E ratio was at its lowest since the 1990 recession. And despite a rally in the fourth quarter, the portfolio remains attractively valued. In addition, the yield on the portfolio is substantially higher than that of the overall stock market, as measured by the S&P 500 Index. We are confident that the portfolio remains well-positioned going into 2003.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although the proposed tax reduction and tax reform could be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It appears that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable, regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style should continue to outperform.

“After experiencing a rough third quarter, the Fund outperformed in the fourth, bolstered primarily by stock selection.”

8     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO NFJ Basic Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Basic Value Fund D Shares	–10.65%	–7.32%	—	—	—	4.61%

Russell Mid-Cap Value Index	–12.16%	–9.65%	—	—	—	—

Lipper Mid-Cap Value Funds Average	–12.08%	–13.45%	—	—	—	—

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Deluxe Corp.	3.7%	ConocoPhillips	3.6%	Financial & Business Services	21.7%

SUPERVALU, Inc.	3.7%	RJ Reynolds Tobacco Holdings, Inc.	3.5%	Consumer Discretionary	15.6%

VF Corp.	3.6%	Tupperware Corp.	3.0%	Consumer Staples	14.5%

Union Planters Corp.	3.6%	TXU Corp.	2.1%	Healthcare	7.3%

General Motors Corp.	3.6%	Loews Corp.	1.9%	Energy	7.2%

		Top Ten Total	32.3%	PORTFOLIO COMPOSITION

				Common Stock	90.4%

				Cash Equivalents	9.6%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for Footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     9

A VALUE STOCK FUND

PIMCO NFJ Equity Income Fund

OBJECTIVE:
Current income as a primary objective;
long-term growth of capital is a second-
ary objective.

PORTFOLIO:
Income producing common stocks of
companies with market capitalizations
of more than $2 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments) FUND INCEPTION DATE: 5/8/00	TOTAL NET ASSETS: $51.5 million PORTFOLIO MANAGERS: Ben Fischer Chris Najork Jeffery S. Partenheimer

Ben Fischer
Co-manager

Mr. Fischer is a Managing Director and founder of NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund outperforms its benchmark
For the six-month period ending December 31, 2002, PIMCO NFJ Equity Income Fund Class D shares posted a return of –7.60%, outperforming the S&P 500 Index’s return of –10.30% and the Lipper Equity Income Fund Average’s return of –10.63%.

Fund hurt in third quarter stock market rout
The stock market suffered substantial losses in the third quarter of 2002, with no sector left unscathed. Stock selection hurt performance in sectors such as basic industry and utility. However, the Fund’s underweighting in technology, a sector that posted substantial losses during the period, helped performance significantly. In September, the Fund benefited from exposure to telecom carriers such as Verizon and Sprint, which experienced a rebound after an extended period of underperformance.

Stock selection strong in fourth quarter
Stock selection was strong during the fourth quarter, as six out of seven sectors contributed positively to performance. The Fund’s relative outperformance can be attributed primarily to holdings in the consumer cyclical, technology, basic industry, and energy sectors, with the most notable positive return stock being Sprint Group. After completely avoiding the technology sector for several years, the Fund added Hewlett Packard last year—and it rose almost 50% for the quarter. Other notable performers included Eastman Kodak, Textron and Halliburton.

NFJ investment strategy provided downside protection
Despite the strong relative outperfor-mance for the Fund, 2002 was a tough absolute return market for all investors. Although the Fund posted a loss for the year, NFJ’s philosophy of owning undervalued companies paying a dividend saved it from experiencing the type of damage felt by the major indices, such as the Dow Jones Industrial Average, the S&P 500 Index and the NASDAQ Composite Index, which all recorded substantial negative returns.

Economic concerns remain
Heading into 2003, we remain concerned about the economy. Although tax reduction and tax reform will be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It seems that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style could continue to outperform.

“The fund’s underweighting in technology in the third quarter, along with strong stock selection in the fourth, contributed positively to performance.”

10     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO NFJ Equity Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/8/00)

PIMCO NFJ Equity Income Fund D Shares	–7.60%	–7.10%	—	—	—	5.82%

S&P 500 Index	–10.30%	–22.10%	—	—	—	—

Lipper Equity Income Funds Average	–10.63%	–16.33%	—	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

RJ Reynolds Tobacco Holdings, Inc.	3.9%	General Motors Corp.	3.8%	Financial & Business Services	28.3%

SUPERVALU, Inc.	3.9%	Verizon Communications, Inc.	3.8%	Consumer Discretionary	13.3%

VF Corp.	3.8%	Eastman Kodak Co.	3.7%	Consumer Staples	11.5%

Key Corp.	3.8%	Lincoln National Corp.	3.7%	Energy	9.5%

Union Planters Corp.	3.8%	TXU Corp.	2.3%	Utilities	9.3%

		Top Ten Total	36.5%	PORTFOLIO COMPOSITION

				Common Stock	95.2%

				Cash Equivalents	4.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks income and capital appreciation by investing in stocks that the manager believes are attractively valued and offer above-average dividend yields. The manager screens a universe of over 1,000 stocks for positive fundamental characteristics. The manager then conducts in-depth research and analysis on the most attractive 150–200 possible investments for a low price-to-earnings multiple, a high dividend yield, positive prospective earnings and quality operations. In an effort to manage risk, the manager restricts industry concentrations.

Past performance is no guarantee of future results. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for Footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     11

A VALUE STOCK FUND

PIMCO NFJ Small-Cap Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primary common stocks of companies with market capitalizations of between $100 million and $1.5 billion and below average price to earnings ratio relative to the market and that industry group.

NUMBER OF SECURITIES IN THE PORTFOLIO: 103 (not including short-term instruments) FUND INCEPTION DATE: 10/1/91	TOTAL NET ASSETS: $1.0 billion PORTFOLIO MANAGERS: Ben Fischer Chris Najork Paul Magnuson Cliff Hoover

Ben Fischer
Co-Manager

Mr. Fischer is a Managing Director and founder of NFJ Investment Group. He has 32 years experience in research and portfolio management in the value sector.

Chris Najork
Co-Manager

Mr. Najork is a Managing Director and founder of NFJ Investment Group. He has over 30 years experience in equity research and portfolio management in the value sector.

Fund turns in strong relative performance
PIMCO NFJ Small-Cap Value Fund turned in a strong relative performance in the second half of 2002, despite two very different investment climates. For the six-month period ending December 31, 2002, PIMCO NFJ Small-Cap Value Fund Class D shares returned –7.48%, outperforming both the Russell 2000 Index, which returned –16.55%, and the Lipper Small-Cap Value Fund Average, which returned –14.91%.

Fund benefits from style-pure investment process in third quarter
The Fund benefited from its deep-value, style-pure investment process in the difficult third quarter, as it helped to limit downside risk. In particular, the Fund was helped by its exposure to real estate investment trusts (REITs), especially healthcare REITs such as Healthcare Property Investors and Healthcare Realty Trust. The Fund’s strict value discipline continues to preclude it from owning any significant exposure to technology, which did hurt performance during the October-November rally.

Energy sector performs well in fourth quarter
The portfolio benefited from an overweight in energy. Investors bid up energy stocks as unseasonably cold weather hit much of the country in December and concerns over war with Iraq increased. The managers are maintaining their overweights in both energy and utilities going forward because they anticipate that the economy will improve and demand will pick up.

Diversification aids performance
Because of continued market volatility, the portfolio’s diversification across industries benefited the portfolio during the past six months. This strategy continued to help limit downside risk while enabling the portfolio to be invested in undervalued stocks in a variety of sectors.

Stock selection was strong
The Fund benefited from strong stock selection in the second half of 2002. Canadian gold-mining company Goldcorp was a standout performer during this period, due in large part to steady increases in the price of gold, as the stock is highly levered to gold prices. Other standouts included Claire’s Stores, a discount retailer, and Brown Shoe, a footwear maker of brands such as Dr. Scholl’s, Buster Brown and Naturalizer.

Dividend-paying stocks remain attractive
Looking ahead, we expect the economic recovery to continue at a slow pace. We anticipate that the market will remain volatile while the economy seeks direction, especially given the numerous geopolitical concerns hanging over the market. We are encouraged by the potential for a reduction or elimination of dividend taxes, which could certainly be a source of stimulus for the stock market. We remain confident that our style-pure investment philosophy will continue to bode well for the portfolio. In addition, we believe our requirement that every holding in the portfolio pay a dividend will continue to benefit the portfolio given the current economic, legislative and stock market environment.

“By helping limit downside risk, the fund’s deep-value, style-pure investment process contributed to performance.”

12     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO NFJ Small-Cap Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (10/1/91)

PIMCO NFJ Small-Cap Value D Shares	–7.48%	–2.57%	13.82%	4.46%	11.21%	12.14%

Russell 2000 Index	–16.56%	–20.48%	–7.54%	–1.36%	7.16%	—

Lipper Small-Cap Value Funds Average	–14.91%	–10.32%	7.42%	3.60%	10.61%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Teekay Shipping Corp.	1.1%	Precision Castparts Corp.	1.1%	Financial & Business Services	22.5%

Brown Shoe Co., Inc.	1.1%	Wallace Computer Services, Inc.	1.0%	Consumer Discretionary	13.9%

Fording, Inc.	1.1%	Regal-Beloit Corp.	1.0%	Materials & Processing	10.5%

Wellman, Inc.	1.1%	Harsco Corp.	1.0%	Capital Goods	9.8%

Goldcorp, Inc.	1.1%	OGE Energy Corp.	1.0%	Energy	9.3%

		Top Ten Total	10.6%
				PORTFOLIO COMPOSITION

				Common Stock	93.2%

				Cash Equivalents	6.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund invests in small-cap companies that the managers believe are undervalued. After screening a universe of approximately 1,000 small-cap stocks for positive fundamentals, the managers conduct in-depth research on the remaining 150–200 possible investments. Companies with low price-to-earnings multiples, high dividend yields, positive prospective earnings and quality operations are selected for the portfolio. To avoid over-exposure to any one sector, the managers restrict the number of stocks held in any single industry.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     13

A BLEND FUND

PIMCO PEA Growth & Income Fund

OBJECTIVE: Long-term growth of capital and current income. PORTFOLIO: Common stock companies with market capitalization of greater than $5 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 40 (not including short-term instruments) FUND INCEPTION DATE: 12/28/94	TOTAL NET ASSETS: $65.0 million PORTFOLIO MANAGER: Ken Corba Peter C. Thoms

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Peter Thoms
Co-Manager

Mr. Thoms is a Co-Portfolio Manager and research analyst for PIMCO Equity Advisors. He holds an M.B.A. from the University of Virginia’s Darden School of Business.

Challenging six months to finish 2002
The last six months of 2002 proved a challenging and volatile environment for stocks. PIMCO PEA Growth & Income Fund Class D shares returned –12.88% for this period, slightly underperforming the S&P 500 Index return of –10.30% and the Lipper Large-Cap Core Fund Average return of –11.31%.

Fund posts strong relative performance in third quarter
In the third quarter, the stock market experienced significant losses. However, PIMCO PEA Growth & Income Fund turned in a strong relative performance, outpacing both its benchmark, the S&P 500 Index, and its Lipper category average. In the fourth quarter, the stock market rebounded dramatically, especially more speculative issues. In this environment, the Fund underperformed.

Healthcare stocks aid Fund performance in third quarter
Defensive areas of the economy performed well during the third quarter, as concerns over a decelerating economy grew. The Fund benefited from its exposure to healthcare stocks during this period, especially HMOs and pharmaceutical companies. In particular, United Healthcare held its ground. Consumer staples stocks also aided performance, as stocks such as Procter & Gamble performed well. Conversely, the Fund was hurt by its overweight of the financial services sector, as many of the companies in this area came under pressure.

Fund negatively affected by tech under-weighting in fourth quarter
In the fourth quarter, the Fund was hurt by its underweighting of the technology sector, as tech stocks experienced a dramatic rally during this period. Also hindering performance was the Fund’s exposure to stocks such as defense contractor Lockheed Martin, which performed relatively well in the third quarter but posted poor relative performance in the fourth quarter. However, the Fund benefited from relative overweight positions in financial services and industrials in the fourth quarter. A standout for the Fund during this period was First Data Corp., a financial services data processor, which saw its stock price rise on news of better-than-expected results from its Western Union division.

Fund positioned for economic pickup
Heading into 2003, we remain cautious investors. The potential conflicts with Iraq and North Korea have been major headwinds in the market, affecting oil prices and clouding visibility. In addition, uncertain industrial and consumer environments are casting a pall on the stock market. However, we are optimistic that the economy will begin a slow recovery this year, and we are seeking to position the Fund to benefit from such an economic pickup. In addition, the proposed repeal of dividend taxation may bode well for dividend-paying stocks.

“The proposed repeal of dividend taxation could benefit many dividend-paying stocks.”

14     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Growth & Income Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/28/94)

PIMCO PEA Growth & Income Fund D Shares	–12.88%	–20.09%	–10.59%	6.94%	—	12.02%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	6.41%	—	—

Lipper Large-Cap Core Funds Avg.	–11.31%	–23.50%	–15.32%	–1.90%	—	—

TOP 10 HOLDINGS% of Total Investments					TOP 5 RELATED INDUSTRIES

Bank of America Corp.	3.8%	Clear Channel Communications, Inc.	2.9%	Financial & Business Services	32.0%

Newmont Mining Corp.	3.4%	Vornado Realty Trust	2.9%	Materials & Processing	9.5%

E.I. du Pont de Nemours & Co.	3.3%	3M Co.	2.9%	Technology	8.6%

Kinder Morgan Management LLC	3.2%	Boston Properties, Inc.	2.9%	Healthcare	8.5%

IBM Corp.	3.1%	Microsoft Corp.	2.8%	Energy	8.1%

		Top Ten Total	31.2%	PORTFOLIO COMPOSITION

				Common Stock	94.7%

				Cash Equivalents	1.4%

				Convertible Bonds	3.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund manager uses quantitative and qualitative criteria to select stocks with strong earnings growth as well as dividend-paying securities. For income-enhancing investments, the manager will look to invest in utility company stock, convertible securities, real estate investment trusts (REITs) and preferred stock.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The Fund may also invest in the following: high-yield, lower-rated securities, which generally involve greater risk to principal than an investment in higher-rated securities; convertible securities, which may be forced to convert a security before it meets its objective; and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     15

A GROWTH STOCK FUND

PIMCO PEA Growth Fund

OBJECTIVE: Long-term growth of capital; income is an incidental consideration. PORTFOLIO: Primarily common stocks of compa- nies with market capitalizations of at least $5 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 41 (not including short-term instruments) FUND INCEPTION DATE: 2/24/84	TOTAL NET ASSETS: $842.2 million PORTFOLIO MANAGER: Ken Corba

Ken Corba
Portfolio Manager

Mr. Corba is Managing Director and Chief Investment Officer of PIMCO Equity Advisors. He has more than 16 years of growth investing experience.

Fund underperforms in latter half of 2002
For the six-month period ending December 31, 2002, PIMCO PEA Growth Fund Class D shares returned –15.44%, underperforming the S&P 500 Index’s return of –10.30%. The Fund also underperformed the Lipper Large-Cap Growth Fund Average return of –11.72%.

Two different market environments
Investors experienced two very different stock market environments over the past six months. Stocks saw a dramatic decline in the third quarter, followed by a hefty rally in the fourth quarter. In the third quarter, PIMCO PEA Growth Fund’s focus on companies with high earnings quality enabled it to outperform the S&P 500 Index. However, in the fourth quarter, this very focus hurt the Fund’s relative performance as some of the most speculative issues experienced the largest rebounds.

Fund benefits from tech underweighting in third quarter
The Fund added more consumer staples and trimmed its technology exposure in the third quarter. It also steered clear of semiconductors, as there was little evidence to support an expected pickup in personal computer (PC) demand. Consumer staples, such as Coca-Cola and Procter & Gamble, performed well, as these global-reaching companies benefited from a weaker dollar. Healthcare also held up relatively well for the Fund with UnitedHealth Group and Johnson & Johnson posting solid gains. Foreshadowing a possible corporate spending recovery, media holdings such as Viacom and Clear Channel also performed well for the quarter.

Tech underweighting hurts performance in fourth quarter
The Fund’s underweighting of technology stocks in the fourth quarter hindered performance because the tech sector experienced a large rebound during this period. Exposure to defense contractors such as Lockheed Martin also hurt performance, as investors flocked to more aggressive areas of the stock market. However, the Fund did benefit from its overweighting of financial services stocks. In particular, First Data performed well, as better-than-expected results from its Western Union division propelled its stock price higher.

Outlook is optimistic
After an extremely difficult three years, we believe that the outlook for U.S. equities has begun to stabilize and with a modestly recovering economy, the stock market should provide a more rewarding investment environment during the coming year. We are optimistic that our philosophy of holding high quality growth companies will bode well for the Fund over the long term.

“We are optimistic that our philosophy of holding high quality growth companies will bode well for the Fund over the long term.”

16     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (2/24/84)

PIMCO PEA Growth Fund D Shares	–15.44%	–29.20%	–24.49%	–3.23%	5.72%	11.58%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	9.34%	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	–3.48%	5.72%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.6%	American International Group, Inc.	3.6%	Financial & Business Services	26.5%

Bank of America Corp.	4.3%	Clear Channel Communications, Inc.	3.5%	Technology	19.3%

First Data Corp.	4.2%	Fifth Third Bancorp	3.5%	Healthcare	19.0%

3M Co.	3.6%	Johnson & Johnson	3.2%	Consumer Discretionary	12.3%

Pfizer, Inc.	3.6%	Dell Computer Corp.	3.2%	Consumer Staples	8.4%

		Top Ten Total	37.3%	PORTFOLIO COMPOSITION

				Common Stock	99.1%

				Cash Equivalents	0.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks to invest in large-cap companies, those with a market capitalization of at least $5 billion, that create wealth for investors over a long period of time. The manager adheres to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. To achieve a favorable balance of risk and reward, the manager seeks to limit the portfolio to 35–50 stocks.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     17

A SECTOR - RELATED STOCK FUND

PIMCO PEA Innovation Fund

OBJECTIVE: Capital appreciation; no considera- tion given to income. PORTFOLIO: Common stocks of technology-related companies with market capitalizations of more than $200 million.	NUMBER OF SECURITIES IN THE PORTFOLIO: 69 (not including short-term instruments) FUND INCEPTION DATE: 12/22/94	TOTAL NET ASSETS: $779.2 million PORTFOLIO MANAGER: Dennis McKechnie

Dennis McKechnie
Co-Manager

A Managing Director of PIMCO Equity Advisors, Mr. McKechnie has over 11 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

The Fund underperformed its benchmark during this period
For the six month period ending December 31, 2002, PIMCO PEA Innovation Fund posted a return of –21.77%, underperforming the NASDAQ Composite Index, which returned –8.73% for the same period.

Fund hurt by semiconductors and software in third quarter
The third quarter proved to be a difficult period for equities, especially technology issues. The Fund’s overweighting of more cyclical areas of technology caused it to underperform its benchmark index. While cyclical tech stocks such as semiconductors performed well earlier in the year, they posted significant losses in the third quarter as signs of an economic slowdown made investors wary of these issues. The Fund’s software holdings also negatively affected performance, as uncertainty about the economy left companies reluctant to purchase new software. However, the Fund’s exposure to Internet stocks, such as eBay, aided performance. Many of the Internet companies that survived the tech rout of the last several years emerged stronger, with improved business fundamentals, and were rewarded by investors. Non-tech innovators, especially biotech stocks, also performed relatively well in the third quarter.

Fund outperforms in fourth quarter due to cyclical positioning
The Fund’s cyclical positioning, which caused it to underperform in the third quarter, enabled it to outperform in the last quarter of the year. Semiconductors showed particular strength during the period, with stocks such as Atmel experiencing substantial gains. Storage stocks also performed well, with Qlogic and Network Appliance rising. Telecom equipment makers such as Juniper also saw gains during the quarter.  Conversely, the areas that proved weakest during the fourth quarter were many of those that had been strongest during the difficult third quarter. For example, consumer electronics stocks posted losses, as did defense stocks. Even the fundamentally strong Internet space did not participate in the rally.

Long-term outlook positive
In the short term, we believe the tech sector needs to digest its recent gains. With many tech stocks well off their bottoms, valuations have expanded–and the economy remains a concern. As a result, we anticipate volatility in the short term. In the intermediate term, we see traction coming, albeit gradually. Over the longer term, however, our outlook remains positive as we believe information technology (IT) spending is likely to grow substantially over the next several years.

“Our outlook for the tech sector remains positive as webelieve that information technology spending is likely to grow substantially in the upcoming years.”

18     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Innovation Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/22/94)

PIMCO PEA Innovation Fund D Shares	–21.77%	–52.31%	–42.89%	–4.25%	—	5.81%

NASDAQ Composite Index	–8.73%	–31.53%	–31.02%	–3.18%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Science & Technology Funds Average	–13.76%	–43.01%	–37.58%	–3.03%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Oracle Corp.	3.0%	Mercury Interactive Corp.	2.6%	Technology	74.6%

Dell Computer Corp.	3.0%	eBay, Inc.	2.6%	Healthcare	9.8%

Microsoft Corp.	2.9%	Emulex Corp.	2.5%	Consumer Discretionary	2.9%

Accenture Ltd.	2.8%	Taiwan Semiconductor Manufacturing Co. Ltd. SP-ADR	2.5%	Financial & Business Services	2.8%

IBM Corp.	2.6%	BEA Systems, Inc.	2.4%	Communications	2.7%

		Top Ten Total	26.9%	PORTFOLIO COMPOSITION

				Common Stock	95.9%

				Cash Equivalents	4.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund invests in traditional technology stocks as well as companies in other industries that use technology in innovative ways to help advance their business. This allows the manager to hold a relatively more diversified portfolio than many hightech funds. Top-down themes combined with intensive company research help the manager to identify the most promising investment opportunities.

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO’s. Because this Fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 40% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund’s multiple-year results. See page 28 for Footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     19

A GROWTH STOCK FUND

PIMCO PEA Renaissance Fund

OBJECTIVE: Long-term growth of capital and income. PORTFOLIO: Primarily common stocks of compa- nies with below-average valuations whose business fundamentals are expected to improve.	NUMBER OF SECURITIES IN THE PORTFOLIO: 71 (not including short-term instruments) FUND INCEPTION DATE: 4/18/88	TOTAL NET ASSETS: $3.0 billion PORTFOLIO MANAGER: John Schneider

John Scheider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund underperforms in second half of 2002
The stock market experienced a record-setting decline in the third quarter of 2002, and PIMCO Renaissance Fund Class D shares significantly underperformed during this period. Unfortunately, although the Fund outperformed in the fourth quarter—gaining more than 20%—it was unable to achieve relative outperformance for the six-month period ending December 31, 2002. However, it continues to outperform meaningfully over the longer term.

Fund’s pro-cyclical positioning hinders, then helps, performance
The Fund’s pro-cyclical positioning, which contributed to its performance earlier in the year, ultimately detracted from its performance in the third quarter as signs appeared that the economy was sputtering. In particular, the Fund’s exposure to commodity technology stocks, such as Micron and Advanced Micro Devices, proved a drag on performance. However, that same pro-cyclical positioning significantly aided the Fund’s performance in the fourth quarter as the stock market experienced a significant rally. Commodity technology also helped performance during that period, with both Hewlett Packard and Sanmina experiencing strong gains.

Fund hurt by airlines, financial services stocks
The Fund’s performance was negatively affected by both airline and financial services stocks. Investors eschewed airline stocks when the industry was plagued by several high profile bankruptcies. Financial services stocks also were hurt, as falling interest rates squeezed profit margins.

Fund benefits from energy, good stock selection in consumer discretionary
The Fund benefited from good stock selection in the consumer discretionary sector, as stocks such as JC Penney performed solidly. The Fund’s overweight in energy also positively contributed to performance, with holdings such as Nabors Industries posting strong returns.

Outlook is positive for 2003
Our outlook for the stock market is positive. The economy appears poised for a rebound in 2003, and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively valued stocks than we have in some time—a development that makes us optimistic about the current opportunities in value investing.

“We believe that the fund stands to benefit from its pro-cyclical positioning going forward.”

20     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Renaissance Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (4/18/88)

PIMCO PEA Renaissance D Shares	–20.42%	–26.12%	6.73%	8.33%	14.33%	12.48%

Russell 1000 Value Index	–11.29%	–15.52%	–5.14%	1.16%	10.80%	—

Russell Mid-Cap Value Index	–12.16%	–9.65%	3.29%	2.95%	11.05%	—

Lipper Multi-Cap Value Funds Avg.	–11.47%	–17.88%	–3.34%	1.35%	9.69%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

J.C. Penney Co., Inc.	5.2%	Liberty Media Corp. ‘A’	4.1%	Financial & Business Services	18.0%

J.P. Morgan Chase & Co.	4.6%	Micron Technology, Inc.	3.8%	Energy	18.0%

PG&E Corp.	4.3%	Sanmina-SCI Corp.	3.5%	Technology	16.3%

Pride International, Inc.	4.1%	Household International, Inc.	3.4%	Capital Goods	9.6%

Nabors Industries Ltd.	4.1%	Tyco International Ltd.	3.3%	Materials & Processing	8.4%

		Top Ten Total	40.4%	PORTFOLIO COMPOSITION

				Common Stock	97.0%

				Corporate Bonds	2.7%

				Convertible Bond & Notes	0.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identifies a catalyst, and monitors those stocks over time. He then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     21

A GROWTH STOCK FUND

PIMCO PEA Target Fund

OBJECTIVE: Capital appreciation; no considera- tion is given to income. PORTFOLIO: Common stocks of companies with market capitalizations of between $1 billion and $10 billion.	NUMBER OF SECURITIES IN THE PORTFOLIO: 85 (not including short-term instruments) FUND INCEPTION DATE: 12/17/92	TOTAL NET ASSETS: $765.2 million PORTFOLIO MANAGERS: Jeff Parker

Jeff Parker
Manager

Mr. Parker is a portfolio manager with PIMCO Equity Advisors. He has specialized in growth equity portfolios for over 5 years.

Fund trails benchmark for six-month period
PIMCO PEA Target Fund Class D shares posted a return of –16.00% for the 6-month period ending December 31, 2002. This performance trailed the Russell Mid-Cap Growth Index, which returned –9.59%, and the Lipper Mid-Cap Growth Fund Average, which returned –13.95%.

Fund hurt by consumer discretionary stocks in third quarter
In a challenging market for stocks, the Fund slightly underperformed its benchmark index and its Lipper average for the third quarter. The Fund was hurt by its exposure to the consumer discretionary sector, which was punished by investors as the economic slowdown continued. The technology sector also detracted from performance, although this was mitigated somewhat by an underweight relative to the index.

Fund benefited from healthcare exposure
The Fund was helped in the third quarter by its exposure to healthcare stocks, especially HMOs, medical equipment and biotech issues.  In particular, medical equipment maker St. Jude Medical fared well, as investors favored defensive areas of the stock market. However, in the fourth quarter, the healthcare sector produced mixed results. Boston Scientific and Medicis Pharmaceutical were strong performers, but AmerisourceBergen and Laboratory Corp. disappointed.

Tech exposure hurts performance
The Fund’s relative performance in the fourth quarter was hurt by poor stock selection in the information technology sector. An underweighting of the telecommunications sector also detracted from performance, as many of these issues rallied. However, consumer discretionary stocks aided performance. In particular, Linens ’n Things and Coach were standouts despite concerns over consumer weakness.

Positive outlook for stock market
Looking ahead, we are positive about the environment for stock market investing. We believe valuations are finally attractive, sentiment is improving and fiscal policies will stimulate the economy. In this climate, we believe that smaller companies have greater potential for out-performance as their earnings are more levered to economic growth than large companies. We will maintain our focus on high-quality, fast-growing mid-cap stocks. Although there are still many uncertainties in the world, history has shown that the time to invest is often when market conditions appear to be the worst. We continue to believe that patient, disciplined investors will be rewarded over the long term.

“The Fund’s exposure to health-care stocks helped it in the third quarter, but produced mixed results in the fourth.”

22     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Target Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/17/92)

PIMCO PEA Target Fund D Shares	–16.00%	–32.73%	–19.26%	1.67%	9.69%	9.77%

Russell Mid-Cap Growth Index	–9.59%	–27.40%	–20.02%	–1.82%	6.71%	—

S&P Mid-Cap 400 Index	–11.69%	–14.53%	–0.05%	6.41%	11.96%	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	–1.86%	5.95%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Varian Medical Systems, Inc.	2.5%	St. Jude Medical, Inc.	2.1%	Healthcare	25.1%

Abercrombie & Fitch Co. ‘A’	2.4%	Gentex Corp.	2.1%	Technology	24.6%

Medicis Pharmaceutical ‘A’	2.3%	Linens ‘n Things, Inc.	2.1%	Consumer Discretionary	16.5%

Boston Scientific Corp.	2.2%	Harman International Industries, Inc.	1.9%	Financial & Business Services	10.6%

AmerisourceBergen Corp.	2.1%	UTStarcom, Inc.	1.8%	Consumer Services	6.4%

		Top Ten Total	21.5%	PORTFOLIO COMPOSITION

				Common Stock	94.9%

				Cash Equivalents	3.6%

				Convertible Bonds	1.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund seeks to invest in mid-cap companies that create wealth for investors over a long period of time. Through bottom-up analysis, the managers narrow down their universe of mid-cap stocks to a focus list of potential investments. They adhere to a stricter definition of growth stocks, analyzing these securities with a three-year holding period in mind. This tends to result in lower portfolio turnover. The managers then choose the best opportunities to construct a portfolio of approximately between 40 and 60 holdings.

Past performance is no guarantee of future results. The Fund may invest up to 15% in foreign securities, which may entail greater risk due to foreign economic and political developments. The Fund invests in medium-sized companies, which may entail greater risk than larger companies, including higher volatility. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     23

A VALUE STOCK FUND

PIMCO PEA Value Fund

OBJECTIVE:
Long-term growth of capital and income.

PORTFOLIO:
Primarily common stocks of companies
with market capitalizations of more than
$5 billion and below-average valuations
whose bus. fundamentals are expected
to improve.

NUMBER OF SECURITIES IN THE PORTFOLIO: 39 (not including short-term instruments) FUND INCEPTION DATE: 12/30/91	TOTAL NET ASSETS: $838.2 million PORTFOLIO MANAGER: John Schneider

John Schneider
Portfolio Manager

Mr. Schneider is a Managing Director and portfolio manager at PIMCO Equity Advisors and has been a dedicated value investor throughout his career. He has more than 15 years of investment experience.

Fund underperforms in back half of year
PIMCO PEA Value Fund Class D shares posted a return of –16.75% for the six-month period ending December 31, 2002. This performance significantly trailed that of the Russell 1000 Value Index, which returned –11.28%, and the Lipper Multi-Cap Value Fund Average, which returned –11.47%.

Two different market environments during this period
The second half of 2002 was characterized by two very different investment climates. Stocks suffered a dramatic rout in the third quarter of 2002, only to enjoy a substantial rebound in the fourth quarter of the year. In the difficult market environment of the third quarter, PIMCO PEA Value Fund significantly underperformed its benchmark index. In the fourth quarter, as stocks enjoyed a strong rally, PIMCO PEA Value Fund substantially outperformed its bench-mark index.

Pro-cyclical positioning hurts performance in third quarter….
The Fund’s pro-cyclical positioning, which had aided its performance earlier in the year, proved a drag on its performance in the third quarter as the economy appeared to be shaky. In particular, airlines such as AMR and commodity technology stocks such as Micron detracted from performance. Financial services stocks such as JP Morgan and Household International also hurt performance, as concerns that a shaky economy could result in credit defaults weighed heavily on these issues.

…but helps performance in fourth quarter
The same pro-cyclical positioning that hurt performance in the third quarter provided a large boost to performance in the fourth quarter, as the stock market experienced a robust rebound. Commodity technology stocks in particular experienced a large run-up. Energy stocks also aided performance, as increasing demand pushed up energy prices. The Fund was also helped by its exposure to consumer cyclical stocks such as J.C. Penney, which performed well in the last quarter of the year.

Outlook is positive for 2003
Our outlook for the stock market is positive. The economy appears poised for a rebound in 2003, and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively-valued stocks than we have in some time—a development that makes us optimistic about the current opportunities in value investing.

“Due to the recent stock market rout, we are finding more attractively valued stocks than we have in some time, which bodes well for the future of value investing.”

24     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PEA Value Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/91)

PIMCO PEA Value Fund Class D Shares	–16.75%	–25.10%	4.09%	5.18%	11.51%	11.68%

Russell 1000 Value Index	–11.28%	–15.52%	–5.14%	1.16%	10.81%	—

Lipper Multi-Cap Value Funds Average	–11.47%	–17.88%	–3.34%	1.35%	9.69%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Nabors Industries Ltd.	5.2%	J.C. Penney Co., Inc.	4.1%	Financial & Business Services	23.3%

International Ltd.	4.7%	CIGNA Corp.	3.9%	Energy	17.5%

Liberty Media Corp. ‘A’	4.7%	PG&E Corp.	3.9%	Technology	14.8%

J.P. Morgan Chase & Co.	4.7%	CSX Corp.	3.8%	Consumer Discretionary	6.5%

Hewlett-Packard Co.	4.2%	Burlington Resources, Inc.	3.8%	Capital Goods	5.8%

		Top Ten Total	43.0%	PORTFOLIO COMPOSITION

				Common Stock	88.8%

				Cash Equivalents	11.2%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund focuses on undervalued companies that have a catalyst that the manager believes will lead to improving fundamentals. The manager follows a broad range of companies, identitifies a catalyst, and monitors those stocks over time. With a bias toward larger-capitalization companies, he then applies intensive research to identify the stocks with the best value characteristics.

Past performance is no guarantee of future results. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     25

AN ENHANCED INDEX FUND

PIMCO PPA Tax-Efficient Equity Fund

OBJECTIVE:
Maximum after-tax growth of capital.

PORTFOLIO:
Broadly diversified portfolio of at least
200 common stocks of companies
represented in the S&P 500 Index with
market capitalizations of more than
$5 billion.

NUMBER OF SECURITIES IN THE PORTFOLIO: 202 (not including short- term instruments) FUND INCEPTION DATE: 7/10/98	TOTAL NET ASSETS: $23.3 million PORTFOLIO MANAGERS: David Stein Tom Seto

David Stein
Co-Manager

Mr. Stein is Managing Director of Parametric Portfolio Associates and has been managing PIMCO Tax-Efficient Equity Fund since inception. He has over 20 years of investment experience.

Tom Seto
Co-Manager

Mr. Seto is a Vice President of Parametric Portfolio Associates and has over 7 years of experience in managing structured equity portfolios. He has been managing PIMCO Tax-Efficient Equity Fund since inception.

Fund outperforms in second half of 2002
For the six-month period ended December 31, 2002, PIMCO PPA Tax-Efficient Equity Fund Class D shares posted a return of –9.78%. This performance outpaced that of the S&P 500, which returned –10.30%, and that of the Lipper Large-Cap Core Fund Average, which returned –11.31%.

Fund performs relatively well in two different investment climates
The U.S. economy stalled during the third quarter, a slowdown that trampled on an already fragile investor psyche as evidenced by the largest quarterly decline in the S&P 500 Index since the 1987 crash. However, in this difficult environment, PIMCO Tax-Efficient Equity Fund was able to outperform the S&P 500 Index. After hitting a 5- year low on October 9, the U.S. equity market rebounded in the fourth quarter. The October earnings season provided some reassurance to investors when a few large companies reported respectable profits, which were well received in an oversold market begging for any positive earnings news. In this environment, PIMCO PPA Tax-Efficient Equity Fund managed to keep pace with the S&P 500 Index.

Fund aided by stock selection in health-care and consumer staples in third quarter
The third quarter stock market decline was broad-based as much as it was sizable. Every economic sector in the S&P 500 Index lost ground last quarter. Stock selection was strong for the Fund in the defensive healthcare and consumer staples sectors. The Fund’s medical product, drug, food distributor and alcoholic beverage holdings were some of the only stocks in the Index to finish the quarter in positive territory.

Fund hurt by healthcare, helped by financials in fourth quarter
In the fourth quarter, stock selection was weak in health care, as profit warnings from Cigna and regulatory concerns at Tenet Healthcare caused the shares of both companies to plummet. Strength of financial services giants Citigroup, JP Morgan and Morgan Stanley offset underperformance in the healthcare names.

Could see significant stock market recovery
The U.S. economy appears on the road to recovery. The revised third quarter gross domestic product grew at a solid 4% annual rate, and the latest index of leading economic indicators saw its biggest monthly increase of the year. On the other hand, terrorism and overcapacity still threaten to stall the economy. The stock market recovery, when it happens, could be robust—but we believe it will have different leadership than the last bull market. As this cyclical recovery unfolds, our structured growth stock selection model, which stays broadly diversified, should provide the greatest opportunity to capture the long-term market leaders while still focusing on maximum tax efficiency. The Fund is not expected to make any capital gains distribution in the foreseeable future.

“The Fund managed to keep pace with the S&P 500 in both the third and fourth quarters, in two markedly different environments.”

26     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO PPA Tax-Efficient Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (7/10/98)

PIMCO PPA Tax-Efficient Equity Fund D Shares	–9.78%	–21.65%	–14.83%	—	—	–5.88%

Class D Shares after taxes on distribution	N/A	–21.66%	–14.84%	—	—	–5.88%

Class D Shares after taxes on distributions & redemptions of fund shares	N/A	–13.29%	–11.46%	—	—	–4.60%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Core Funds Avg.	–11.31%	–23.50%	–15.32%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	3.7%	Pfizer, Inc.	2.7%	Financial & Business Services	23.0%

General Electric Co.	3.3%	Wal-Mart Stores, Inc.	2.7%	Healthcare	17.1%

Citigroup, Inc.	3.1%	Merck & Co., Inc.	2.1%	Technology	16.6%

Johnson & Johnson	2.8%	IBM Corp.	2.0%	Consumer Staples	9.0%

Exxon Mobil Corp.	2.8%	Bank of America Corp.	1.7%	Consumer Discretionary	7.9%

		Top Ten Total	26.9%	PORTFOLIO COMPOSITION

				Common Stock	99.9%

				Cash Equivalents	0.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

The Fund targets companies within the S&P 500 that appear poised to provide sustained growth. To achieve the Fund’s objective, they actively apply tax management techniques, including low-dividend bias, low investment turnover, tax-lot accounting and tax-loss matching and harvesting. This has enabled the Fund to avoid capital gain distributions in the three calendar years since the Fund’s inception (7/98).

Past performance is no guarantee of future results. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. The Fund may realize gains and shareholders will incur a tax liability from time to time. Income from this Fund is subject to state and local taxes & may at times be subject to the alternative minimum tax. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 28 for footnotes, which include additional details.

12.31.02  |  PIMCO Funds Semi-Annual Report     27

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the MMS Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. Class D shares began on 4/98 for PIMCO CCM Capital Appreciation, CCM Mid-Cap and PEA Value; Class D shares began for NFJ Equity Income on 10/01, PEA Growth & Income on 7/00. Class D shares began on 7/02 for NFJ Basic Value, 6/02 for NFJ Small-Cap Value, and 7/98 for PPA Tax-Efficient Equity Fund. These returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share different operating expenses. Class D shares began for PEA Growth on 1/00 & PEA Renaissance on 4/98. These returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s C shares, adjusted, as necessary, to reflect D share different operating expenses. Class D shares began for PEA Innovation on 4/98, PEA Target on 6/00. These returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s A shares, adjusted, as necessary, to reflect D share different operating expenses. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. The S&P Mid-Cap 400 Index is an unmanaged group of 400 stocks considered to be representative of the mid-cap market in general. The Russell 2000 Mid-Cap Index is an unmanaged group of stocks considered to be representative of the mid-cap market in general. The Russell 2000 Index is an unmanaged group of stocks considered to be representative of the small cap market in general. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO.
For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money.

PIMCO Advisors Distributors LLC, 2187
Atlantic Street, Stamford, CT, 06902,
www.pimcoadvisors.com,
1-888-87-PIMCO.

An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

28     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Schedule of Investments Class D

CCM Capital Appreciation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.7%
Aerospace 0.6%
Lockheed Martin Corp.	64,700	$3,736

Building 1.9%
Centex Corp. (a)	129,900	6,521
D.R. Horton, Inc. (a)	297,600	5,163

		11,684

Capital Goods 5.1%
3M Co.	56,000	6,905
Deere & Co.	96,200	4,411
General Electric Co.	581,400	14,157
ITT Industries, Inc.	98,500	5,978

		31,451

Communications 2.1%
AT&T Corp.	188,720	4,928
CenturyTel, Inc. (a)	157,500	4,627
Nextel Communications, Inc. (a)(b)	332,800	3,844

		13,399

Consumer Discretionary 9.8%
AutoZone, Inc. (a)(b)	45,100	3,186
Clear Channel Communications, Inc. (b)	163,100	6,082
Ecolab, Inc. (a)	134,200	6,643
Gap, Inc.	417,900	6,486
Harley-Davidson, Inc.	145,200	6,708
Lowe’s Cos., Inc.	153,100	5,741
Newell Rubbermaid, Inc. (a)	188,900	5,729
Staples, Inc. (a)(b)	346,400	6,339
Wal-Mart Stores, Inc.	276,300	13,956

		60,870

Consumer Services 3.6%
Carnival Corp. (a)	183,100	4,568
eBay, Inc. (a)(b)	90,800	6,158
Tribune Co.	114,300	5,196
Viacom, Inc. (a)(b)	158,200	6,448

		22,370

Consumer Staples 9.5%
Anheuser-Busch Cos., Inc.	122,400	5,924
Colgate-Palmolive Co.	123,200	6,459
Dean Foods Co. (a)(b)	175,100	6,496
Fortune Brands, Inc.	154,000	7,163
Gillette Co.	227,500	6,907
Pepsi Bottling Group, Inc.	299,600	7,700
PepsiCo, Inc.	144,700	6,109
Procter & Gamble Co.	79,700	6,849
SYSCO Corp. (a)	171,500	5,109

		58,716

Energy 8.0%
Anadarko Petroleum Corp. (a)	113,300	5,427
Devon Energy Corp.	133,500	6,128
EOG Resources, Inc. (a)	166,600	6,651
Exxon Mobil Corp.	318,500	11,128
Occidental Petroleum Corp. (a)	241,000	6,856
Ocean Energy, Inc.	344,000	6,870
Southern Co.	234,200	6,649

		49,709

Financial & Business Services 17.3%
American Express Co.	187,100	6,614
American International Group, Inc.	172,660	9,988
Bank of America Corp.	115,000	8,001
Bear Stearns Co., Inc. (a)	113,900	6,766
Citigroup, Inc.	340,995	12,000
Countrywide Credit Industries, Inc.	129,600	6,694
Fannie Mae	102,600	6,600
First Tennessee National Corp.	183,700	6,602
H&R Block, Inc. (a)	169,200	6,802
Key Corp.	134,400	3,379
Legg Mason, Inc.	137,100	6,655
North Fork Bancorp., Inc.	89,900	3,033
Safeco Corp.	179,800	6,234
SLM Corp.	30,300	3,147
Sovereign Bancorp., Inc. (a)	468,700	6,585
Wachovia Corp.	97,900	3,568
Wells Fargo & Co.	107,400	5,034

		107,702

Healthcare 17.6%
Amgen, Inc. (a)(b)	122,100	5,902
Express Scripts, Inc. (a)(b)	124,700	5,991
Forest Laboratories, Inc. (a)(b)	69,100	6,787
Gilead Sciences, Inc. (a)(b)	181,100	6,157
Johnson & Johnson	198,808	10,678
McKesson Corp.	243,700	6,587
Medtronic, Inc. (a)	113,500	5,176
Merck & Co., Inc.	113,000	6,397
Pfizer, Inc.	537,500	16,431
Pharmacia Corp.	73,600	3,077
Quest Diagnostics, Inc. (a)(b)	58,100	3,306
St. Jude Medical, Inc. (a)(b)	169,800	6,744
United Health Group, Inc. (a)(b)	93,900	7,841
Varian Medical Systems, Inc. (a)(b)	132,600	6,577
WellPoint Health Networks, Inc. (b)	70,000	4,981
Zimmer Holdings, Inc. (a)(b)	158,000	6,560

		109,192

Technology 20.2%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	143,800	7,571
BEA Systems, Inc. (a)(b)	447,500	5,133
Chiron Corp. (a)(b)	81,300	3,057
Cisco Systems, Inc. (b)	547,800	7,176
Dell Computer Corp. (b)	226,800	6,065
Hewlett-Packard Co.	337,000	5,850
IBM Corp.	130,900	10,145
Intel Corp.	207,200	3,226
International Game Technology (b)	49,000	3,720
Intuit, Inc. (b)	136,100	6,386
L-3 Communications Holdings, Inc. (a)(b)	119,000	5,344
Lexmark International, Inc. (a)(b)	101,600	6,147
Microchip Technology, Inc.	242,800	5,937
Microsoft Corp. (b)	487,400	25,199
Network Associates, Inc. (a)(b)	392,900	6,322
Rockwell Automation, Inc.	279,500	5,788
Symantec Corp. (a)(b)	173,800	7,030
Synopsys, Inc. (a)(b)	111,300	5,137

		125,233

Transportation 1.0%
Union Pacific Corp.	104,700	6,268

Total Common Stocks (Cost $615,824)		600,330

SHORT-TERM INSTRUMENTS 3.8%
	Principal Amount (000s)

Repurchase Agreement 3.8%
State Street Bank
1.050% due 01/02/2003	$23,366	23,366
(Dated 12/31/2002. Collateralized by Fannie Mae 2.500% due 10/01/2004 valued at $23,835. Repurchase proceeds are $23,367.)

Total Short-Term Instruments (Cost $23,366)		23,366

Total Investments 100.5% (Cost $639,190)		$623,696
Other Assets and Liabilities (Net) (0.5%)		(3,206)

Net Assets 100.0%		$620,490

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $30,888; cash collateral of $32,088 was received with which the Fund purchased securities.

(b) Non-income producing security.

See accompanying notes  |  12.31.02 |PIMCO Funds Semi-Annual Report     29

PIMCO Schedule of Investments Class D

CCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.8%
Aerospace 0.5%
The Titan Corp. (a)(b)	267,200	$2,779

Building 2.8%
D.R. Horton, Inc. (b)	325,099	5,640
Lennar Corp. (a)(b)	99,683	5,144
NVR, Inc. (a)	14,000	4,557

		15,341

Capital Goods 4.7%
AGCO Corp. (a)	121,600	2,687
Danaher Corp. (b)	102,800	6,754
ITT Industries, Inc.	88,700	5,383
Viad Corp.	251,300	5,617
Zebra Technologies Corp. (a)	91,300	5,231

		25,672

Communications 4.7%
CenturyTel, Inc. (b)	147,000	4,319
Cox Radio, Inc. (a)(b)	264,666	6,037
Cumulus Media, Inc. ‘A’ (a)(b)	361,500	5,375
Nextel Communications, Inc. (a)(b)	282,700	3,265
Westwood One, Inc. (a)	180,774	6,754

		25,750

Consumer Discretionary 13.7%
AutoZone, Inc. (a)(b)	39,200	2,769
Bed, Bath & Beyond, Inc. (a)	189,300	6,536
Bemis, Inc. (b)	114,900	5,702
Black & Decker Corp.	127,900	5,486
Coach, Inc. (a)	171,976	5,661
Columbia Sportswear Co. (a)(b)	124,700	5,539
Constellation Brands, Inc. ‘A’ (a)(b)	229,400	5,439
Ecolab, Inc. (b)	113,500	5,618
J.C. Penney Co., Inc. (b)	243,600	5,605
Nordstrom, Inc.	237,900	4,513
PETsMART, Inc. (a)	304,800	5,221
Ross Stores, Inc. (b)	132,200	5,603
Staples, Inc. (a)	293,800	5,377
Williams-Sonoma, Inc. (a)(b)	201,800	5,471

		74,540

Consumer Services 9.3%
Accredo Health, Inc. (a)(b)	149,099	5,256
Apollo Group, Inc. (a)(b)	161,799	7,119
Career Education Corp. (a)(b)	182,900	7,316
CBRL Group, Inc. (b)	204,700	6,168
E.W. Scripps Co. (b)	78,603	6,048
GTECH Holdings Corp. (a)(b)	208,900	5,820
Hearst-Argyle Television, Inc. (a)(b)	292,800	7,059
Weight Watchers International, Inc. (a)(b)	117,600	5,406

		50,192

Consumer Staples 7.4%
Adolph Coors Co. ‘B’	90,100	5,519
Coca-Cola Enterprises, Inc.	260,700	5,662
Dean Foods Co. (a)(b)	151,400	5,617
Fortune Brands, Inc.	116,000	5,395
McCormick & Co.	285,600	6,626
Pepsi Bottling Group, Inc.	235,700	6,057
Sensient Technologies Corp. (b)	235,500	5,292

		40,168

Energy 6.2%
Apache Corp.	99,200	5,653
Devon Energy Corp.	119,600	5,490
EOG Resources, Inc.	142,200	5,677
Ocean Energy, Inc.	296,221	5,916
Pioneer Natural Resources Co. (a)	221,900	5,603
XTO Energy, Inc.	218,000	5,385

		33,724

Financial & Business Services 13.9%
Ambac Financial Group, Inc.	95,800	5,388
Associates Corp. of North America (b)	164,389	5,579
Bear Stearns Co., Inc. (b)	95,100	5,649
Commerce Bancorp, Inc. N.J. (b)	62,978	2,720
Countrywide Credit Industries, Inc. (b)	105,900	5,470
First Tennessee National Corp.	159,500	5,732
General Growth Properties, Inc.	119,000	6,188
GreenPoint Financial Corp.	131,400	5,937
Hudson City Bancorp., Inc.	233,700	4,354
Legg Mason, Inc. (a)(b)	116,213	5,641
New York Community Bancorp., Inc.	186,100	5,375
North Fork Bancorp., Inc.	77,944	2,630

	Shares	Value (000s)

Old Republic International Corp.	198,100	5,547
Rosyln Bancorp., Inc.	34,500	622
SLM Corp.	27,000	2,804
Sovereign Bancorp., Inc. (b)	404,700	5,686

		75,322

Healthcare 11.7%
C.R. Bard, Inc.	20,000	1,160
Covance, Inc. (a)	45,800	1,123
Express Scripts, Inc. (a)(b)	107,700	5,174
Gilead Sciences, Inc. (a)	157,500	5,355
Henry Schein, Inc. (a)	120,900	5,440
McKesson Corp. (b)	194,600	5,260
Omnicare, Inc. (b)	228,300	5,440
Quest Diagnostics, Inc. (a)(b)	91,900	5,229
St. Jude Medical, Inc. (a)	158,600	6,300
STERIS Corp. (a)	228,900	5,551
Varian Medical Systems, Inc. (a)	114,400	5,674
WellPoint Health Networks, Inc. (a)	85,100	6,056
Zimmer Holdings, Inc. (a)	137,200	5,697

		63,459

Materials & Processing 2.4%
Ball Corp.	139,900	7,161
Praxair, Inc. (b)	97,500	5,633

		12,794

Technology 18.4%
Affiliated Computer Services, Inc. ‘A’ (a)(b)	115,318	6,071
American Power Conversion Corp. (a)	121,800	1,845
Ametek, Inc. (b)	146,700	5,646
BMC Software, Inc. (a)	332,200	5,684
Citrix Systems, Inc. (a)(b)	460,600	5,675
Computer Associates International, Inc. (b)	401,100	5,415
Diebold, Inc. (b)	176,800	7,288
Emulex Corp. (a)(b)	313,600	5,817
Integrated Circuit Systems, Inc. (a)(b)	325,400	5,939
International Game Technology (a)	43,633	3,313
Intuit, Inc. (a)(b)	132,800	6,231
L-3 Communications Holdings, Inc. (a)(b)	100,100	4,495
Lexmark International, Inc. (a)	87,800	5,312
Microchip Technology, Inc.	242,500	5,929
Rockwell Automation, Inc.	297,100	6,153
Storage Technology Corp. (a)	325,900	6,981
Symantec Corp. (a)(b)	160,400	6,488
Synopsys, Inc. (a)(b)	121,100	5,589

		99,871

Utilities 1.1%
Entergy Corp.	130,700	5,959

Total Common Stocks (Cost $512,737)		525,571

SHORT-TERM INSTRUMENTS 5.0%
	Principal Amount (000s)

Repurchase Agreement 5.0%
State Street Bank
1.050% due 01/02/2003	$27,341	27,341
(Dated 12/31/2002. Collateralized by Federal 0.000% due 01/08/2003 valued at $27,890. Home Loan Bank Repurchase proceeds are $27,343.)

Total Short-Term Instruments (Cost $27,341)		27,341

Total Investments 101.8% (Cost $540,078)		$552,912
Other Assets and Liabilities (Net) (1.8%)		(9,986)

Net Assets 100.0%		$542,926

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $26,650; cash collateral of $27,548 was received with which the Fund purchased securities.

30     PIMCO Funds Semi-Annual Report |12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D

NFJ Basic Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Building 1.8%
Centex Corp. (a)	1,100	$55

Capital Goods 1.9%
Ingersoll-Rand Co. - A	1,300	56

Communications 3.5%
Sprint Corp.	3,600	52
Verizon Communications, Inc.	1,400	54

		106

Consumer Discretionary 15.4%
Eastman Kodak Co. (a)	1,500	53
General Motors Corp. (a)	2,900	107
Sears, Roebuck & Co.	2,300	55
Tupperware Corp.	6,000	91
VF Corp.	3,000	108
Whirlpool Corp.	1,000	52

		466

Consumer Services 1.9%
Knight-Ridder, Inc.	900	57

Consumer Staples 14.3%
Adolph Coors Co. ‘B’	900	55
ConAgra Foods, Inc.	2,100	53
Fortune Brands, Inc.	1,200	56
Pepsi Bottling Group, Inc.	2,100	54
RJ Reynolds Tobacco Holdings, Inc.	2,500	105
SUPERVALU, Inc. (a)	6,600	109

		432

Energy 7.1%
Amerada Hess Corp.	1,000	55
ConocoPhillips	2,200	106
Valero Energy Corp.	1,500	55

		216

Financial & Business Services 21.4%
Deluxe Corp.	2,600	109
Duke Realty Corp.	2,100	53
J.P. Morgan Chase & Co.	2,200	53
Key Corp.	2,100	53
Lincoln National Corp.	1,700	54
Loews Corp.	1,300	58
MGIC Investment Corp.	1,300	54
Union Planters Corp.	3,800	107
UnumProvident Corp.	3,000	53
Washington Mutual, Inc.	1,500	52

		646

Healthcare 7.2%
Becton Dickinson & Co.	1,800	55
Bristol-Myers Squibb Co.	2,300	53
GlaxoSmithKline PLC (a)	1,500	56
Oxford Health Plans, Inc. (b)	1,500	55

		219

Materials & Processing 3.6%
Alcan, Inc.	1,800	53
Georgia-Pacific Corp.	3,400	55

		108

Technology 3.6%
Hewlett-Packard Co.	3,100	54
Lexmark International, Inc. (b)	900	54

		108

Transportation 1.8%
Burlington Northern Santa Fe Corp.	2,100	55

Utilities 5.7%
DTE Energy Co.	1,200	56
NICOR, Inc. (a)	1,600	54
TXU Corp. (a)	3,300	62

		172

Total Common Stocks (Cost $2,786)		2,696

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 9.5%
Repurchase Agreement 9.5%
State Street Bank
1.050% due 01/02/2003	$286	$286
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 01/14/2004 valued at $295.Repurchase proceeds are $286.)

Total Short-Term Instruments (Cost $286)		286

Total Investments 98.7% (Cost $3,072)		$2,982
Other Assets and Liabilities (Net) 1.3%		40

Net Assets 100.0%		$3,022

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $146; cash collateral of $150 was received with which the Fund purchased securities.

(b) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     31

PIMCO Schedule of Investments Class D

NFJ Equity Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.9%
Aerospace 2.1%
Goodrich Corp.	59,900	$1,097

Capital Goods 5.7%
Caterpillar, Inc.	20,800	951
Cooper Industries, Ltd.	27,300	995
Textron, Inc.	22,500	967

		2,913

Communications 5.7%
Sprint Corp.	70,000	1,014
Verizon Communications, Inc.	50,100	1,941

		2,955

Consumer Discretionary 13.2%
Eastman Kodak Co. (a)	54,700	1,917
General Motors Corp.	52,800	1,946
The May Department Stores Co.	42,500	977
VF Corp.	54,800	1,975

		6,815

Consumer Staples 11.5%
ConAgra Foods, Inc.	38,700	968
Fortune Brands, Inc.	21,000	977
RJ Reynolds Tobacco Holdings, Inc.	47,600	2,004
SUPERVALU, Inc. (a)	119,700	1,976

		5,925

Energy 9.5%
ConocoPhillips	20,506	992
Halliburton Co.	51,500	964
KeySpan Corp.	27,600	973
Marathon Oil Corp.	46,600	992
Occidental Petroleum Corp.	33,600	956

		4,877

Financial & Business Services 28.2%
CIGNA Corp.	22,600	929
Deluxe Corp.	23,700	998
Duke Realty Corp.	38,000	967
FleetBoston Financial Corp.	39,900	970
HRPT Properties Trust	116,000	956
J.P. Morgan Chase & Co.	42,000	1,008
Key Corp.	78,300	1,968
Lincoln National Corp.	60,000	1,895
Morgan Stanley Dean Witter & Co.	23,600	942
Union Planters Corp.	69,500	1,956
UnumProvident Corp.	55,800	979
Washington Mutual, Inc.	28,100	970

		14,538
Healthcare 3.8%
Bristol-Myers Squibb Co.	40,900	947
GlaxoSmithKline PLC (a)	26,600	996

		1,943

Materials & Processing 2.0%
Georgia-Pacific Corp.	65,200	1,054

Technology 2.0%
Hewlett-Packard Co.	60,300	1,047

Transportation 1.9%
Burlington Northern Santa Fe Corp.	37,400	973

Utilities 9.3%
American Electric Power Co., Inc.	35,500	970
CMS Energy Corp. (a)	62,000	585
DTE Energy Co.	22,000	1,021
NICOR, Inc.	29,800	1,014
TXU Corp. (a)	63,800	1,192

		4,782

Total Common Stocks (Cost $50,231)		48,919

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 4.8%
Repurchase Agreement 4.8%
State Street Bank
1.050% due 01/02/2003	$2,488	$2,488
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.375% due 05/15/2004 valued at $2,541. Repurchase proceeds are $2,488.)

Total Short-Term Instruments (Cost $2,488)		2,488

Total Investments 99.7% (Cost $52,719)		$51,407
Other Assets and Liabilities (Net) 0.3%		129

Net Assets 100.0%		$51,536

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $35; cash collateral of $36 was received with which the Fund purchased securities.

32     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D

NFJ Small-Cap Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 0.8%
Kaman Corp. ‘A’ (a)	740,000	$8,140

Building 1.3%
Butler Manufacturing Co./	183,800	3,557
Hughes Supply, Inc.	344,000	9,398

		12,955

Capital Goods 9.7%
Acuity Brands, Inc.	730,000	9,884
ArvinMeritor, Inc. (a)	609,000	10,152
Barnes Group, Inc.	440,000	8,954
Gatx Capital Corp. (a)	422,000	9,630
GenCorp, Inc. (a)	1,277,000	10,114
Harsco Corp. (a)	326,000	10,396
Precision Castparts Corp. (a)	455,000	11,034
Regal-Beloit Corp. (a)	507,000	10,495
Tecumseh Products Co. ‘A’	212,000	9,356
York International Corp. (a)	383,000	9,793

		99,808

Consumer Discretionary 13.9%
Arctic Cat, Inc. (a)	580,000	9,280
Banta Corp.	313,000	9,788
Brown Shoe Co., Inc. (a)	479,000	11,415
Burlington Coat Factory Warehouse Corp. (a)	488,000	8,760
Claire’s Stores, Inc. (a)	416,000	9,181
Ennis Business Forms, Inc.	641,700	7,457
Kellwood Co. (a)	376,000	9,776
Kimball International, Inc. ‘B’	586,000	8,350
Lancaster Colony Corp. (a)	261,000	10,200
Lance, Inc.	841,000	9,957
Libbey, Inc.	69,300	1,802
Ruddick Corp. (a)	685,000	9,378
Russ Berrie & Co., Inc. (a)	282,000	9,526
Russell Corp.	593,000	9,927
Sturm Ruger & Co., Inc.	820,000	7,847
Tupperware Corp. (a)	638,000	9,621

		142,265

Consumer Services 2.8%
Bob Evans Farms, Inc. (a)	403,500	9,422
Chemed Corp.	271,000	9,580
Hollinger International, Inc. (a)	950,000	9,652

		28,654

Consumer Staples 4.6%
Casey’s General Stores, Inc. (a)	769,000	9,389
Corn Products International, Inc.	318,000	9,581
Fresh Del Monte Produce, Inc. (a)	522,000	9,871
Sensient Technologies Corp. (a)	413,000	9,280
Universal Corp.	255,000	9,425

		47,546

Energy 9.2%
Berry Petroleum Co. ‘A’	495,000	8,440
Cabot Oil & Gas Corp. ‘A’	394,000	9,763
Cimarex Energy Co. (a)(b)	132,866	2,378
Helmerich & Payne, Inc.	260,000	7,257
Northwest Natural Gas Co.	359,000	9,715
Patina Oil & Gas Corp. (a)	310,000	9,811
St. Mary Land & Exploration Co. (a)	384,000	9,600
UGI Corp. (a)	253,000	9,460
Vintage Petroleum, Inc.	956,000	10,086
World Fuel Services Corp.	422,000	8,651
XTO Energy, Inc. (a)	392,000	9,682

		94,843

Financial & Business Services 22.4%
AmerUs Group Co. (a)	333,000	9,414
BancorpSouth, Inc. (a)	493,000	9,574
CBL & Associates Properties, Inc.	242,000	9,692
CNA Surety Corp.	378,400	2,970
Commercial Federal Corp. (a)	424,000	9,900
Delphi Financial Group, Inc. ‘A’ (a)	252,000	9,566
First Industrial Realty Trust, Inc.	337,000	9,436
Health Care Property Investors, Inc.	245,000	9,383
Healthcare Realty Trust, Inc.	336,000	9,828
Hudson United Bancorp. (a)	307,000	9,548
LandAmerica Financial Group, Inc. (a)	260,000	9,217
McGrath Rentcorp (a)	416,000	9,668
New Plan Excel Realty Trust, Inc.	482,000	9,201
Old National Bancorp. (a)	390,000	9,477
Prentiss Properties Trust	337,000	9,530
Presidential Life Corp. (a)	663,000	6,584
Provident Financial Group, Inc. (a)	367,000	9,553
Seacoast Financial Services Corp. (a)	472,000	9,445
Shurgard Storage Centers, Inc. ‘A’	303,000	9,496
Susquehanna Bancshares, Inc.	464,000	9,637
SWS Group, Inc. (a)	710,600	9,636
UMB Financial Corp.	235,000	8,991
United Dominion Realty Trust	607,000	9,931
Wallace Computer Services, Inc. (a)	495,000	10,647
Washington Federal, Inc. (a)	385,000	9,567

		229,891

Healthcare 3.8%
Arrow International, Inc.	246,000	10,005
Cooper Cos., Inc. (a)	392,300	9,815
Invacare Corp. (a)	285,000	9,490
Owens & Minor, Inc. (a)	572,000	9,392

		38,702

Materials & Processing 10.5%
CLARCOR, Inc.	290,000	9,358
Commercial Metals Co.	605,000	9,825
Florida Rock Industries, Inc. (a)	256,000	9,741
Fording, Inc. (a)	533,000	11,172
Goldcorp, Inc.	875,000	11,130
Lincoln Electric Holdings, Inc.	413,000	9,561
Lubrizol Corp. (a)	309,000	9,424
Massey Energy Co. (a)	680,000	6,610
Rock-Tenn Co. ‘A’	753,000	10,150
Universal Forest Products, Inc. (a)	451,600	9,629
Wellman, Inc.	826,000	11,143

		107,743

Technology 1.9%
Autodesk, Inc. (a)	705,000	10,082
Methode Electronics, Inc. (a)	833,300	9,141

		19,223

Transportation 3.0%
Alexander & Baldwin, Inc.	386,000	9,955
Teekay Shipping Corp. (a)	283,000	11,518
USFreightways Corp.	335,000	9,631

		31,104

Utilities 9.0%
Atmos Energy Corp. (a)	399,000	9,305
CH Energy Group, Inc.	197,000	9,186
Energen Corp.	335,000	9,749
Hawaiian Electric Industries, Inc.	112,500	4,948
National Fuel Gas Co. (a)	440,000	9,121
OGE Energy Corp. (a)	580,000	10,208
Peoples Energy Corp. (a)	263,000	10,165
PNM Resources, Inc. (a)	414,000	9,861
Vectren Corp. (a)	421,000	9,683
WGL Holdings, Inc. (a)	403,000	9,640

		91,866

Total Common Stocks (Cost $926,305)		952,740

SHORT-TERM INSTRUMENTS 6.8%
	Principal Amount (000s)

Repurchase Agreement 6.8%
State Street Bank
1.050% due 01/02/2003	$69,431	69,431
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $19,821 and Fannie Mae 2.250% due 11/22/2004 valued at $51,002. Repurchase proceeds are $69,435.)

Total Short-Term Instruments (Cost $69,431)		69,431

Total Investments 99.7% (Cost $995,736)		$1,022,171
Other Assets and Liabilities (Net) 0.3%		2,961

Net Assets 100.0%		$1,025,132

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $48,678; cash collateral of $50,916 was received with which the Fund purchased securities.

(b) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     33

PIMCO Schedule of Investments Class D

PEA Growth & Income Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 92.9%
Aerospace 2.2%
Lockheed Martin Corp.	25,000	$1,444

Building 1.8%
Archstone-Smith Trust	50,000	1,177

Capital Goods 5.3%
3M Co.	15,000	1,849
Caterpillar, Inc.	35,000	1,600

		3,449

Communications 2.1%
Verizon Communications, Inc.	35,000	1,356

Consumer Discretionary 7.5%
Clear Channel Communications, Inc. (a)	50,000	1,864
General Motors Corp.	75,000	1,732
Wal-Mart Stores, Inc.	25,000	1,263

		4,859

Consumer Services 2.2%
Viacom, Inc. (a)	35,000	1,427

Consumer Staples 6.4%
Philip Morris Cos., Inc.	35,000	1,419
Procter & Gamble Co.	20,000	1,719
SYSCO Corp.	35,000	1,043

		4,181

Energy 7.9%
BP PLC SP - ADR	35,000	1,423
ChevronTexaco Corp.	25,000	1,662
Kinder Morgan Management LLC	65,091	2,056

		5,141

Financial & Business Services 31.4%
American Express Co.	35,000	1,237
American International Group, Inc.	25,000	1,446
Bank of America Corp.	35,000	2,435
Boston Properties, Inc. (a)	50,000	1,843
Citigroup, Inc.	50,000	1,759
Equity Office Properties Trust	35,000	874
Fifth Third Bancorp.	25,000	1,464
First Data Corp.	50,000	1,770
Goldman Sachs Group Inc.	45,100	1,019
J.P. Morgan Chase & Co.	75,000	1,800
Simon Property Group, Inc.	50,000	1,703
Vornado Realty Trust (a)	50,000	1,860
Washington Mutual, Inc.	35,000	1,209

		20,419

Healthcare 8.3%
Forest Laboratories, Inc. (a)	15,000	1,473
Johnson & Johnson	25,000	1,343
Pfizer, Inc.	50,000	1,529
UnitedHealth Group, Inc. (a)	12,500	1,044

		5,389

Materials & Processing 9.3%
E.I. du Pont de Nemours & Co.	50,000	2,120
International Paper Co.	50,000	1,749
Newmont Mining Corp.	75,000	2,177

		6,046

Technology 8.5%
Hewlett-Packard Co.	100,000	1,736
IBM Corp.	25,000	1,938
Microsoft Corp. (a)	35,000	1,810

		5,484

Total Common Stocks (Cost $63,765)		60,372

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 3.8%
Healthcare 1.5%
Lifepoint Hospitals, Inc.
4.500% due 06/01/2009	$1,000	$991

Industrials 2.3%
Cendant Corp.
3.875% due 11/27/2011 (a)	1,500	1,489

Total Convertible Bonds & Notes (Cost $2,568)		2,480

SHORT-TERM INSTRUMENTS 1.4%
Repurchase Agreement 1.4%
State Street Bank
1.050% due 01/02/2003	914	914
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $933. Repurchase proceeds are $914.)

Total Short-Term Instruments (Cost $914)		914

Total Investments 98.1% (Cost $67,247)		$63,766
Other Assets and Liabilities (Net) 1.9%		1,228

Net Assets 100.0%		$64,994

Notes to Schedule of Investments:

(a) Non-income producing security.

34     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D

PEA Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 99.5%
Aerospace 2.4%
Lockheed Martin Corp.	350,000	$20,212

Capital Goods 6.3%
3M Co.	250,000	30,825
Illinois Tool Works, Inc.	350,000	22,701

		53,526

Consumer Discretionary 12.4%
Clear Channel Communications, Inc. (a)	800,000	29,832
Comcast Corp. (a)	400,000	9,024
Kohl’s Corp. (a)	250,000	13,987
Nike, Inc.	250,000	11,118
Target Corp.	500,000	15,000
Wal-Mart Stores, Inc.	500,000	25,255

		104,216

Consumer Services 2.7%
Viacom, Inc. (a)	550,000	22,418

Consumer Staples 8.4%
Kraft Foods, Inc. (a)(b)	500,000	19,465
PepsiCo, Inc.	350,000	14,777
Procter & Gamble Co.	250,000	21,485
SYSCO Corp.	500,000	14,895

		70,622

Financial & Business Services 26.6%
American Express Co.	750,000	26,513
American International Group, Inc.	525,000	30,371
Bank of America Corp.	525,000	36,524
Citigroup, Inc.	550,000	19,355
Fifth Third Bancorp.	500,000	29,275
First Data Corp.	1,000,000	35,410
Morgan Stanley Dean Witter & Co.	350,000	13,972
SLM Corp.	150,000	15,579
Washington Mutual, Inc.	500,000	17,265

		224,264

Healthcare 19.1%
Boston Scientific Corp. (a)	400,000	17,008
Cardinal Health, Inc.	350,000	20,717
Forest Laboratories, Inc. (a)	250,000	24,555
Johnson & Johnson	500,000	26,855
Pfizer, Inc.	1,000,000	30,570
Stryker Corp.	300,000	20,136
UnitedHealth Group, Inc. (a)	250,000	20,875

		160,716

Technology 19.4%
Cisco Systems, Inc. (a)	1,250,000	16,375
Dell Computer Corp. (a)	1,000,000	26,740
Hewlett-Packard Co.	1,250,000	21,700
IBM Corp.	250,000	19,375
Intel Corp.	1,000,000	15,570
Maxim Integrated Products, Inc.	250,000	8,260
Microsoft Corp. (a)	750,000	38,775
Oracle Corp. (a)	850,000	9,180
Texas Instruments, Inc.	500,000	7,505

		163,480

Transportation 2.2%
FedEx Corp.	350,000	18,976

Total Common Stocks (Cost $824,718)		838,430

	Principal Amount (000s)	Value (000s)

CONVERTIBLE BONDS & NOTES 0.0%
Financial & Business Services 0.0%
Cabbell Financial Grantor Trust
7.187% due 12/31/2002 (c)	$358,994	$0

Total Convertible Bonds & Notes (Cost $358)		0

SHORT-TERM INSTRUMENTS 0.9%
Repurchase Agreement 0.9%
State Street Bank
1.050% due 01/02/2003	7,490	7,490
(Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 09/10/2003 valued at $7,643. Repurchase proceeds are $7,490.)

Total Short-Term Instruments (Cost $7,490)		7,490

Total Investments 100.4% (Cost $832,566)		$845,920
Other Assets and Liabilities (Net) (0.4%)		(3,751)

Net Assets 100.0%		$842,169

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $8,572; cash collateral of $8,808 was received with which the Fund purchased securities.

(c) Security is in default.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     35

PIMCO Schedule of Investments Class D

PEA Innovation Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Capital Goods 0.6%
Silicon Laboratories, Inc. (a)(b)	224,800	$4,289

Communications 2.8%
Nokia Oyj SP - ADR (a)	983,400	15,243
Vodafone Group PLC SP- ADR	351,200	6,364

		21,607

Consumer Discretionary 2.9%
Amazon.com, Inc. (a)(b)	950,700	17,959
Clear Channel Communications, Inc. (a)	128,100	4,777

		22,736

Consumer Services 2.6%
eBay, Inc. (a)	299,500	20,312

Financial & Business Services 2.8%
Accenture Ltd. (a)(b)	1,222,500	21,993

Healthcare 9.9%
Amgen, Inc. (a)	288,000	13,922
Boston Scientific Corp. (a)	253,400	10,775
Cephalon, Inc. (a)(b)	147,600	7,183
Genentech, Inc. (a)	4,500	149
Gilead Sciences, Inc. (a)	323,300	10,992
IDEC Pharmaceuticals Corp. (a)(b)	3,400	113
Scios, Inc. (a)(b)	5,000	163
Teva Pharmaceutical Industries Ltd. SP - ADR	383,900	14,822
WebMD Corp. (a)(b)	918,100	7,850
Zimmer Holdings, Inc. (a)	274,500	11,397

		77,366

Technology 76.0%
Agere Systems, Inc. ‘A’ (a)	2,622,600	3,777
Altera Corp. (a)	1,052,700	12,990
Amdocs Ltd. (a)	620,700	6,095
Applied Materials, Inc. (a)	593,100	7,728
BEA Systems, Inc. (a)	1,683,028	19,304
Broadcom Corp. ‘A’ (a)(b)	1,058,200	15,936
CIENA Corp. (a)	1,594,300	8,195
Cisco Systems, Inc. (a)	621,400	8,140
Cognizant Technology Solutions Corp. (a)(b)	89,900	6,493
Cree, Inc. (a)(b)	475,700	7,778
Cypress Semiconductor Corp. (a)	704,600	4,030
Dell Computer Corp. (a)	886,300	23,700
Emulex Corp. (a)(b)	1,049,795	19,474
Flextronics International Ltd. (a)	1,610,200	13,188
GlobespanVirata, Inc. (a)	192,725	850
Hewlett-Packard Co.	846,800	14,700
IBM Corp.	267,800	20,754
Infosys Technologies Ltd. SP - ADR (b)	82,500	5,738
Intel Corp.	535,400	8,336
International Game Technology (a)	62,700	4,760
International Rectifier Corp. (a)(b)	173,900	3,210
JDS Uniphase Corp. (a)	2,542,900	6,281
Juniper Networks, Inc. (a)(b)	1,138,800	7,744
KLA-Tencor Corp. (a)(b)	389,000	13,759
Kulicke & Soffa Industries, Inc. (a)(b)	1,145,900	6,555
Marvell Technology Group Ltd. (a)(b)	808,827	15,254
Maxim Integrated Products, Inc.	92,700	3,063
Mercury Interactive Corp. (a)(b)	691,400	20,458
Microchip Technology, Inc.	506,357	12,380
Microsoft Corp. (a)	451,500	23,343
National Semiconductor Corp. (a)	1,207,900	18,131
Novellus Systems, Inc. (a)	284,700	7,994
Oracle Corp. (a)	2,219,495	23,971
Pixar, Inc. (a)(b)	149,800	7,938
QLogic Corp. (a)(b)	346,100	11,944
QUALCOMM, Inc. (a)	347,900	12,660
RF Micro Devices, Inc. (a)(b)	2,022,300	14,783
Sanmina-SCI Corp. (a)	2,534,654	11,381
SAP AG (a)(b)	792,600	15,456
Seagate Technology (a)(b)	959,900	10,300
Siebel Systems, Inc. (a)	857,000	6,410
Symantec Corp. (a)	410,400	16,601
Taiwan Semiconductor Manufacturing Co. Ltd.
SP - ADR (a)	2,754,838	19,422
Teradyne, Inc. (a)	1,408,864	18,329
United Microelectronics Corp. SP - ADR (b)	1,706,735	5,735
UTStarcom, Inc. (a)(b)	563,500	11,174
VERITAS Software Corp. (a)	775,500	12,113
Vishay Intertechnology, Inc. (a)	662,500	7,407
Vitesse Semiconductor Corp. (a)(b)	788,200	1,722
Western Digital Corp. (a)	1,235,700	7,896
Xilinx, Inc. (a)	672,500	13,800
Yahoo, Inc. (a)	772,500	12,630

		591,810

Total Common Stocks (Cost $826,861)		760,113

SHORT-TERM INSTRUMENTS 4.2%
	Principal Amount (000s)

Repurchase Agreement 4.2%
State Street Bank
1.050% due 01/02/2003	$32,838	32,838
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.000% due 11/21/2003 valued at $33,500. Repurchase proceeds are $32,840.)

Total Short-Term Instruments (Cost $32,838)		32,838

Total Investments 101.8% (Cost $859,699)		$792,951
Other Assets and Liabilities (Net) (1.8%)		(13,709)

Net Assets 100.0%		$779,242

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $158,667; cash collateral of $167,882 was received with which the Fund purchased securities.

36     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D

PEA Renaissance Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.4%
Aerospace 0.4%
Goodrich Corp. (a)	634,100	$11,617

Capital Goods 9.6%
ArvinMeritor, Inc. (a)	790,000	13,169
CNH Global NV	7,377,400	28,034
Fiat SpA	111,000	903
Navistar International Corp. (a)(b)	3,817,000	92,791
Tyco International Ltd. (a)	5,929,800	101,281
Visteon Corp. (a)	5,285,800	36,789
York International Corp.	686,700	17,559

		290,526

Consumer Discretionary 6.7%
Goodyear Tire & Rubber Co. (a)	1,540,000	10,487
Hasbro, Inc.	286,300	3,307
J.C. Penney Co., Inc. (a)	6,801,300	156,498
Sears, Roebuck & Co.	1,300,000	31,135

		201,427

Consumer Services 4.1%
Liberty Media Corp. ‘A’ (b)	13,785,981	123,247

Consumer Staples 1.0%
Fleming Cos., Inc.	2,775,200	18,233
Loews Corp. - Carolina Group (a)	673,500	13,652

		31,885

Energy 18.0%
Burlington Resources, Inc.	770,000	32,840
Diamond Offshore Drilling, Inc.	1,388,600	30,341
El Paso Corp. (a)(b)	8,496,400	59,135
Nabors Industries Ltd. (a)(b)	3,512,600	123,889
Noble Energy, Inc. (a)	50,000	1,877
Petroleo Brasileiro S.A. SP - ADR	10,000	149
Pride International, Inc. (a)(b)	8,335,000	124,191
Rowan Cos., Inc. (b)	3,225,500	73,219
Tidewater, Inc.	200,000	6,220
Valero Energy Corp. (a)	2,480,000	91,611
Veritas DGC, Inc. (a)(b)	142,800	1,128

		544,600

Financial & Business Services 18.1%
ACE Ltd.	2,346,200	68,837
American Financial Group, Inc. (a)	1,373,460	31,686
AmeriCredit Corp. (b)	6,405,100	49,575
CIGNA Corp.	820,000	33,718
CIT Group, Inc.	2,103,600	41,231
Fairfax Financial Holdings Ltd. (a)	282,850	21,684
Household Finance Corp.	280,000	8,627
Household International, Inc.	3,695,958	102,785
J.P. Morgan Chase & Co.	5,856,800	140,563
Loews Corp.	760,000	33,790
Metris Cos., Inc.	122,149	302
SPDR Trust	150,000	13,234

		546,032

Healthcare 2.5%
HEALTHSOUTH Corp. (b)	11,780,000	49,476
PacifiCare Health Systems, Inc. (b)	796,600	22,345
The Phoenix Cos., Inc. (a)	550,000	4,180

		76,001

Materials & Processing 8.4%
Alcan, Inc.	1,871,000	55,232
Bowater, Inc. (a)	500,000	20,975
Crompton Corp. (b)	1,754,600	10,440
FMC Corp. (a)(b)	455,000	12,431
Freeport-McMoran Copper & Gold, Inc. (a)(b)	750,000	12,585
Georgia-Pacific Corp.	2,115,000	34,178
IMC Global, Inc.	5,657,700	60,368
Phelps Dodge Corp.	210,000	6,646
Solutia, Inc. (a)	6,247,000	22,677
Tembec, Inc. (b)	2,886,800	20,082

		255,614

Technology 16.4%
Advanced Micro Devices, Inc. (a)(b)	8,480,000	54,781
Amkor Technology, Inc. (a)(b)	4,918,100	23,410
Arrow Electronics, Inc. (a)(b)	38,900	497
Credence Systems Corp. (a)(b)	2,631,700	24,398
Kulicke & Soffa Industries, Inc. (a)(b)	2,650,000	15,158
Maxtor Corp. (a)(b)	11,957,900	60,507
Micron Technology, Inc. (a)(b)	11,819,638	115,123
Sanmina-SCI Corp. (b)	23,565,600	105,810
Seagate Technology (a)(b)	1,625,300	17,439
Solectron Corp. (a)(b)	12,400,000	44,020
Teradyne, Inc. (a)(b)	2,615,000	34,021

		495,164

Transportation 7.1%
AMR Corp. (a)(b)	7,798,600	51,471
CSX Corp. (b)	3,464,500	98,080
Swift Transportation Co., Inc. (b)	3,256,300	65,185

		214,736

Utilities 5.1%
Calpine Corp. (b)	30,000	98
PG&E Corp. (a)(b)	9,317,100	129,508
TXU Corp. (a)	1,231,300	23,001
Xcel Energy, Inc. (a)	30,000	330

		152,937

Total Common Stocks (Cost $3,560,190)		2,943,786

CONVERTIBLE BONDS & NOTES 0.2%
	Principal Amount (000s)

Healthcare 0.2%
HEALTHSOUTH Corp.
3.250% due 04/01/2003	$7,000	6,869

Utilities 0.0%
Adelphia Communications Corp.
6.000% due 02/15/2006 (a)(c)	10,000	875

Total Convertible Bonds & Notes (Cost $14,043)		7,744

SHORT-TERM INSTRUMENTS 2.8%
Repurchase Agreement 2.8%
State Street Bank
1.050% due 01/02/2003	83,364	83,364
(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 06/15/2004 valued at $51,001 and Freddie Mac 2.560% due 09/10/2004 valued at $34,033. Repurchase proceeds are $83,369.)

Total Short-Term Instruments (Cost $83,364)		83,364

Total Investments 100.4% (Cost $3,657,597)		$3,034,894
Other Assets and Liabilities (Net) (0.4%)		(13,367)

Net Assets 100.0%		$3,021,527

Notes to Schedule of Investments (amounts in thousands):

(a) Portion of securities on loan with an aggregate market value of $298,943; cash collateral of $315,387 was received with which the Fund purchased securities.

(b) Non-income producing security.

(c) Security is in default.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     37

PIMCO Schedule of Investments Class D

PEA Target Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.5%

Capital Goods 5.6%
Fisher Scientific International, Inc. (a)	300,000	$9,024
ITT Industries, Inc.	100,000	6,069
Skyworks Solutions, Inc. (a)(b)	1,175,000	10,128
SPX Corp. (a)	250,000	9,360
Weatherford International, Inc. (a)	200,000	7,986

		42,567

Communications 1.8%
Echostar Communications Corp. ‘A’ (a)	600,000	13,356

Consumer Discretionary 16.6%
Abercrombie & Fitch Co. ‘A’ (a)	900,000	18,414
AdvancePCS (a)	350,000	7,773
Best Buy Co., Inc. (a)	275,000	6,641
CDW Computer Centers, Inc. (a)	250,000	10,962
Clear Channel Communications, Inc. (a)	175,000	6,526
Coach, Inc. (a)	300,000	9,876
Harman International Industries, Inc.	250,000	14,875
Insight Enterprises, Inc. (a)	600,000	4,986
Linens `n Things, Inc. (a)(b)	700,000	15,820
Michaels Stores, Inc. (a)	347,500	10,877
Polaris Industries, Inc. (b)	175,000	10,255
TJX Companies., Inc.	500,000	9,760

		126,765

Consumer Services 6.3%
Apollo Group, Inc. (a)	148,400	6,530
Education Management Corp. (a)	160,000	6,016
Royal Caribbean Cruises Ltd. (b)	350,000	5,845
The Cheesecake Factory, Inc. (a)	275,000	9,941
USA Interactive (a)(b)	375,000	8,572
Weight Watchers International, Inc. (a)	250,000	11,492

		48,396

Energy 2.9%
BJ Services Co. (a)	250,000	8,077
ENSCO International, Inc.	225,000	6,626
Nabors Industries Ltd. (a)	220,000	7,759

		22,462

Financial & Business Services 10.6%
Accenture Ltd. (a)	550,000	9,894
Affiliated Managers Group, Inc. (a)	250,000	12,575
Ambac Financial Group, Inc.	60,000	3,374
Certegy, Inc. (a)	350,000	8,592
Countrywide Credit Industries, Inc.	190,000	9,813
Everest Reinsurance Group Ltd.	150,000	8,295
PartnerRe Ltd.	75,000	3,887
Radian Group, Inc.	100,000	3,715
SEI Investments Co.	400,000	10,856
SLM Corp.	99,800	10,365

		81,366

Healthcare 25.2%
Affymetrix, Inc. (a)	150,000	3,434
AmerisourceBergen Corp.	300,000	16,293
Andrx Group (a)	50,000	734
Boston Scientific Corp. (a)	400,000	17,008
Cytyc Corp. (a)	800,000	8,160
Enzon Pharmaceuticals, Inc. (a)	750,000	12,540
Express Scripts, Inc. (a)	150,000	7,206
Guidant Corp. (a)	100,000	3,085
IDEC Pharmaceuticals Corp. (a)(b)	350,000	11,610
Invitrogen Corp. (a)	150,000	4,694
King Pharmaceuticals, Inc. (a)	750,000	12,893
Medicis Pharmaceutical ‘A’ (a)(b)	350,000	17,385
Quest Diagnostics, Inc. (a)	150,000	8,535
St. Jude Medical, Inc. (a)	400,000	15,888
Teva Pharmaceutical Industries Ltd. SP - ADR	300,000	11,583
Varian Medical Systems, Inc. (a)	390,000	19,344
Waters Corp. (a)	300,000	6,534
WebMD Corp. (a)(b)	100,000	855
WellPoint Health Networks, Inc. (a)	125,000	8,895
Zimmer Holdings, Inc. (a)	150,000	6,228

		192,904

Materials & Processing 1.1%
Alcan, Inc.	275,000	8,118

Technology 24.7%
Adobe Systems, Inc.	150,000	3,737
Affiliated Computer Services, Inc. ‘A’ (a)	250,000	13,163
Autodesk, Inc.	250,000	3,575
BEA Systems, Inc. (a)	850,000	9,750
Brocade Communications Systems, Inc. (a)	800,000	3,312
Cerner Corp. (a)	250,000	7,815
Cymer, Inc. (a)	350,000	11,288
Diebold, Inc.	150,000	6,183
Extreme Networks, Inc. (a)	1,000,000	3,270
Fairchild Semiconductor International, Inc. ‘A’ (a)	750,000	8,033
Flextronics International Ltd. (a)	500,000	4,095
Gentex Corp. (a)(b)	500,000	15,820
Integrated Circuit Systems, Inc. (a)(b)	625,000	11,406
Integrated Device Technology, Inc. (a)(b)	500,000	4,185
Intersil Corp. (a)(b)	404,900	5,644
Intuit, Inc. (a)	50,000	2,346
Marvell Technology Group Ltd. (a)(b)	600,000	11,316
Maxim Integrated Products, Inc.	35,000	1,156
Mercury Interactive Corp. (a)(b)	425,000	12,576
Microchip Technology, Inc.	500,000	12,225
Netscreen Technologies, Inc. (a)(b)	300,000	5,055
Novellus Systems, Inc. (a)	350,000	9,828
The BISYS Group, Inc. (a)	500,000	7,950
UTStarcom, Inc. (a)(b)	700,000	13,881
Xilinx, Inc. (a)	75,000	1,539

		189,148

Utilities 0.7%
Dominion Resources, Inc.	100,000	5,490

Total Common Stocks (Cost $786,948)		730,572

CONVERTIBLE BONDS & NOTES 1.5%
	Principal Amount (000s)

Technology 1.5%
Juniper Networks, Inc.
4.750% due 03/15/2007	$15,000	11,700

Total Convertible Bonds & Notes (Cost $11,399)		11,700

SHORT-TERM INSTRUMENTS 3.6%
Repurchase Agreement 3.6%
State Street Bank
1.050% due 01/02/2003	27,354	27,354
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 1.550% due 12/15/2003 valued at $27,903.Repurchase proceeds are $27,356.)

Total Short-Term Instruments (Cost $27,354)		27,354

Total Investments 100.6% (Cost $825,701)		$769,626
Written Options (c) (0.1%) (Premiums $1,500)		(767)
Other Assets and Liabilities (Net) (0.5%)		(3,660)

Net Assets 100.0%		$765,199

38     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Notes to Schedule of Investments (amounts in thousands, except number of contracts):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $100,895; cash collateral of $104,154 was received with which the Fund purchased securities.

(c) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	$34	$9
Call - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 60.000 Exp. 02/22/2003	500	29	41
Call - PHILADELPHIA Affiliated
Computer Services, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	58	39
Call - PHILADELPHIA Affymetrix, Inc.
Strike @ 35.000 Exp. 01/18/2003	1,000	51	5
Call - CBOE Apollo Group, Inc.
Strike @ 50.000 Exp. 02/22/2003	1,000	78	47
Call - CBOE Boston Scientific Corp.
Strike @ 50.000 Exp. 02/22/2003	500	19	24
Call - AMEX The Cheesecake Factory, Inc.
Strike @ 40.000 Exp. 01/18/2003	2,000	89	35
Call - CBOE CDW Computer Centers, Inc.
Strike @ 65.000 Exp. 01/18/2003	1,000	67	8
Call - AMEX Coach, Inc.
Strike @ 35.000 Exp. 02/22/2003	500	51	75
Call - AMEX Coach, Inc.
Strike @ 40.000 Exp. 02/22/2003	500	24	15
Call - CBOE Express Scripts, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	82	77
Call - PSE Gentex Corp.
Strike @ 35.000 Exp. 01/18/2003	500	19	9
Call - AMEX Harman International
Industries, Inc.
Strike @ 60.000 Exp. 01/18/2003	500	38	74
Call - CBOE IDEC Pharmaceuticals Corp.
Strike @ 50.000 Exp. 01/18/2003	500	48	3
Call - CBOE IDEC Pharmaceuticals Corp.
Strike @ 40.000 Exp. 02/22/2003	500	36	40
Call - PHILADELPHIA Microchip Technology
Strike @ 35.000 Exp. 01/18/2003	1,000	33	15
Call - CBOE Mercury Interactive Corp.
Strike @ 40.000 Exp. 02/22/2003	500	29	24
Call - AMEX Novellus Systems, Inc.
Strike @ 42.500 Exp. 03/22/2003	500	24	18
Call - AMEX Novellus Systems, Inc.
Strike @ 45.000 Exp. 03/22/2003	500	21	11
Call - CBOE SLM Corp.
Strike @ 115.000 Exp. 01/18/2003	450	55	2
Call - CBOE St. Jude Medical, Inc.
Strike @ 42.500 Exp. 01/18/2003	1,500	$115	$41
Call - CBOE Teva Pharmaceutical
Industries Ltd.
Strike @ 42.500 Exp. 01/18/2003	1,000	44	10
Call - CBOE USA Interactive
Strike @ 32.500 Exp. 01/18/2003	1,000	64	7
Call - CBOE USA Interactive
Strike @ 30.000 Exp. 01/18/2003	500	44	6
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	34	9
Call - AMEX Varian Medical Systems, Inc.
Strike @ 55.000 Exp. 02/22/2003	1,000	69	50
Call - CBOE WellPoint Health Networks, Inc.
Strike @ 90.000 Exp. 01/18/2003	500	56	2
Call - CBOE Weight Watchers
International, Inc.
Strike @ 55.000 Exp. 01/18/2003	500	39	5
Call - CBOE Weight Watchers
International, Inc.
Strike @ 50.000 Exp. 01/18/2003	1,000	83	30
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 01/18/2003	500	47	11
Call - PSE Zimmer Holdings, Inc.
Strike @ 45.000 Exp. 012/22/2003	500	20	25

		$1,500	$767

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     39

PIMCO Schedule of Investments Class D
 PEA Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.5%
Aerospace 0.0%
Boeing Co.	10,000	$327

Capital Goods 5.8%
General Electric Co.	10,000	244
Navistar International Corp. (a)(b)	350,900	8,530
Tyco International Ltd.	2,343,100	40,020

		48,794

Consumer Discretionary 6.5%
J.C. Penney Co., Inc. (b)	1,487,500	34,227
Lowe’s Cos., Inc.	5,000	189
Sears, Roebuck & Co. (b)	855,000	20,477

		54,893

Consumer Services 4.8%
Liberty Media Corp. ‘A’ (a)	4,466,899	39,934

Consumer Staples 0.8%
Philip Morris Cos., Inc.	160,000	6,485

Energy 17.7%
Burlington Resources, Inc. (b)	753,600	32,141
El Paso Corp. (a)(b)	2,621,000	18,242
Exxon Mobil Corp.	10,000	349
Halliburton Co.	1,630,200	30,501
Nabors Industries Ltd. (a)(b)	1,251,900	44,155
Petroleo Brasileiro S.A. SP - ADR	735,400	9,854
Rowan Cos., Inc. (a)(b)	566,400	12,857

		148,099

Financial & Business Services 23.5%
ACE Ltd. (b)	786,000	23,061
Allstate Corp.	100,000	3,699
CIGNA Corp.	802,600	33,003
CIT Group, Inc.	407,554	7,988
Citigroup, Inc.	10,000	352
FleetBoston Financial Corp.	245,000	5,954
Hartford Financial Services Group, Inc.	520,000	23,624
Household International, Inc.	1,083,500	30,132
J.P. Morgan Chase & Co. (b)	1,643,200	39,437
Loews Corp.	30,500	1,356
SPDR Trust	310,000	27,351
Travelers Property Casualty Corp. (a)(b)	50,000	733

		196,690

Healthcare 3.4%
Bristol-Myers Squibb Co.	240,000	5,556
Schering-Plough Corp.	1,035,300	22,984

		28,540

Materials & Processing 4.4%
Alcan, Inc.	927,400	27,377
Dow Chemical Co.	315,000	9,356

		36,733

Technology 14.9%
Agilent Technologies, Inc. (a)(b)	1,330,000	23,887
Hewlett-Packard Co. (b)	2,022,249	35,106
Micron Technology, Inc. (a)(b)	3,058,134	29,786
Sanmina-SCI Corp. (a)(b)	1,342,800	6,029
Teradyne, Inc. (a)(b)	2,303,000	29,962

		124,770

Transportation 3.8%
CSX Corp. (a)(b)	1,139,000	32,245

Utilities 3.9%
PG&E Corp. (a)(b)	2,339,200	32,515

Total Common Stocks (Cost $854,314)		750,025

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 11.3%
Repurchase Agreement 11.3%
State Street Bank
1.050% due 01/02/2003	$94,993	$94,993
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.350% due 11/05/2004 valued at $51,001 and Fannie Mae 1.700% due 12/03/2003 valued at $45,897. Repurchase proceeds are $94,999.)

Total Short-Term Instruments (Cost $94,993)		94,993

Total Investments 100.8% (Cost $949,307)		$845,018
Other Assets and Liabilities (Net) (0.8%)		(6,814)

Net Assets 100.0%		$838,204

Notes to Schedule of Investments (amounts in thousands):

(a) Non-income producing security.

(b) Portion of securities on loan with an aggregate market value of $38,763; cash collateral of $41,589 was received with which the Fund purchased securities.

40     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
PPA Tax-Efficient Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 100.4%
Aerospace 2.3%
Boeing Co.	7,700	$254
Lockheed Martin Corp.	3,400	196
United Technologies Corp.	1,300	81

		531

Capital Goods 5.5%
3M Co.	900	111
American Standard Cos., Inc. (a)	2,400	171
Cooper Industries, Ltd.	1,391	51
General Electric Co.	31,610	770
ITT Industries, Inc.	400	24
Johnson Controls, Inc.	300	24
Monsanto Co.	720	14
PPG Industries, Inc.	700	35
Tyco International Ltd.	4,800	82

		1,282

Communications 5.2%
ALLTEL Corp.	1,500	77
BellSouth Corp.	11,300	292
CenturyTel, Inc.	400	12
SBC Communications, Inc.	13,626	369
Sprint Corp.	4,800	70
Sprint Corp. (PCS Group) (a)	5,000	22
Verizon Communications, Inc.	9,882	383

		1,225

Consumer Discretionary 8.0%
AOL Time Warner, Inc. (a)	11,950	157
Bed, Bath & Beyond, Inc. (a)	300	10
Clear Channel Communications, Inc. (a)	2,300	86
Comcast Corp. (a)	700	16
Electronic Arts, Inc. (a)	200	10
Family Dollar Stores, Inc.	1,600	50
Federated Department Stores, Inc. (a)	1,200	35
Goodyear Tire & Rubber Co.	1,800	12
Jones Apparel Group, Inc. (a)	2,100	74
Kohl’s Corp. (a)	1,800	101
Liz Claiborne, Inc.	1,600	47
Lowe’s Cos., Inc.	700	26
Nike, Inc.	1,000	44
Reebok International Ltd. (a)	700	21
The Home Depot, Inc.	6,600	158
Thomas & Betts Corp.	6,400	108
TJX Companies., Inc.	1,600	31
VF Corp.	1,500	54
W.W. Grainger, Inc.	300	15
Wal-Mart Stores, Inc.	12,500	631
Whirlpool Corp.	1,000	52
Winn-Dixie Stores, Inc.	1,400	21
Yum! Brands, Inc. (a)	4,000	97

		1,856

Consumer Services 5.7%
Apollo Group, Inc. (a)	600	26
Carnival Corp.	1,300	32
Cendant Corp. (a)	7,500	79
Comcast Corp. (a)	4,270	101
Darden Restaurants, Inc.	3,150	64
eBay, Inc. (a)	1,300	88
Harrah’s Entertainment, Inc. (a)	1,400	55
Hilton Hotels Corp.	3,000	38
Knight-Ridder, Inc.	600	38
McDonald’s Corp.	700	11
New York Times Co.	1,800	82
Sabre Holdings Corp. ‘A’ (a)	1,345	24
Tribune Co.	4,200	191
Viacom, Inc. (a)	5,852	239
Walt Disney Co.	12,300	201
Wendy’s International, Inc.	1,900	51

		1,320

Consumer Staples 9.0%
Adolph Coors Co. ‘B’	500	31
Anheuser-Busch Cos., Inc.	7,200	349
Avon Products, Inc.	400	22
Brown-Forman Corp. ‘B’	800	52
Coca-Cola Co.	4,950	217
Colgate-Palmolive Co.	1,800	94
Gillette Co.	1,500	46
Pepsi Bottling Group, Inc.	4,500	116
PepsiCo, Inc.	3,780	160
Philip Morris Cos., Inc.	5,800	235
Procter & Gamble Co.	3,000	258
Safeway, Inc. (a)	500	12
SYSCO Corp.	9,400	280
Walgreen Co.	7,600	222

		2,094

Energy 4.4%
ChevronTexaco Corp.	724	48
Exxon Mobil Corp.	18,662	652
Halliburton Co.	600	11
Occidental Petroleum Corp.	7,000	199
Schlumberger Ltd.	700	29
Transocean Sedco Forex, Inc.	3,500	81

		1,020

Financial & Business Services 23.1%
AFLAC, Inc.	1,600	48
Allstate Corp.	600	22
Ambac Financial Group, Inc.	3,700	208
American Express Co.	5,300	187
American International Group, Inc.	5,243	303
Automatic Data Processing, Inc.	3,700	145
Bank of America Corp.	5,800	404
Bank One Corp.	3,100	113
Bear Stearns Co., Inc.	1,427	85
Capital One Financial Corp.	300	9
Charles Schwab Corp.	4,500	49
Citigroup, Inc.	20,327	715
Dow Jones & Co., Inc.	900	39
Equifax, Inc.	2,600	60
Fannie Mae	3,500	225
Fifth Third Bancorp.	700	41
First Data Corp.	4,700	166
First Tennessee National Corp.	5,800	208
Franklin Resources, Inc.	100	3
Freddie Mac	1,610	95
Golden West Financial Corp.	1,000	72
H&R Block, Inc.	3,700	149
Household International, Inc.	2,500	70
J.P. Morgan Chase & Co.	6,260	150
Janus Capital Group, Inc.	1,100	14
Lehman Brothers Holdings, Inc.	1,800	96
MBIA, Inc.	150	7
MBNA Corp.	8,700	165
Mellon Financial Corp.	2,900	76
Merrill Lynch & Co.	4,300	163
MGIC Investment Corp.	1,300	54
Moody’s Corp.	700	29
Morgan Stanley Dean Witter & Co.	3,900	156
North Fork Bancorp., Inc.	700	24
Omnicom Group, Inc.	1,400	90
Paychex, Inc.	1,650	46
PNC Bank Corp.	1,300	54
Simon Property Group, Inc.	3,100	106
SLM Corp.	2,300	239
State Street Corp.	5,900	230
T. Rowe Price Group, Inc.	1,700	46
The Goldman Sachs Group, Inc.	1,900	129
Travelers Property Casualty Corp. (a)	1	0
Wells Fargo & Co.	1,900	89

		5,379

Healthcare 17.2%
Abbott Laboratories	4,500	180
Allergan, Inc.	1,600	92
Amgen, Inc. (a)	4,900	237
Applera Corp.- Applied Biosystems Group	1,600	28
Becton Dickinson & Co.	4,100	126
Boston Scientific Corp. (a)	1,200	51
Bristol-Myers Squibb Co.	5,900	137
C.R. Bard, Inc.	2,000	116

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     41

PIMCO Schedule of Investments Class D (Cont.)
PPA Tax-Efficient Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Cardinal Health, Inc.	600	$36
Eli Lilly & Co.	700	44
Forest Laboratories, Inc. (a)	100	10
HCA, Inc.	3,200	133
Johnson & Johnson	12,300	661
McKesson Corp.	4,500	122
Medtronic, Inc.	4,300	196
Merck & Co., Inc.	8,600	487
Pfizer, Inc.	20,713	633
Pharmacia Corp.	6,209	260
St. Jude Medical, Inc. (a)	3,200	127
Stryker Corp.	1,600	107
Tenet Healthcare Corp. (a)	5,000	82
UnitedHealth Group, Inc. (a)	500	42
Wyeth	2,400	90

		3,997

Materials & Processing 1.2%
Air Products & Chemicals, Inc.	600	26
Hercules, Inc. (a)	1,600	14
International Paper Co.	2,800	98
Plum Creek Timber Co., Inc.	1,900	45
Praxair, Inc.	300	17
Sherwin-Williams Co.	1,200	34
Worthington Industries, Inc.	2,500	38

		272

Technology 16.7%
Adobe Systems, Inc.	1,000	25
Agilent Technologies, Inc. (a)	700	13
Altera Corp. (a)	6,300	78
Applied Materials, Inc. (a)	736	10
Autodesk, Inc.	1,200	17
Broadcom Corp. ‘A’ (a)	500	8
Cisco Systems, Inc. (a)	25,900	339
Corning, Inc. (a)	2,100	7
Dell Computer Corp. (a)	9,000	241
Electronic Data Systems Corp.	3,700	68
EMC Corp. (a)	6,100	37
Emerson Electric Co.	3,700	188
Hewlett-Packard Co.	6,901	120
Honeywell International, Inc.	1,000	24
IBM Corp.	6,000	465
Intel Corp.	18,930	295
International Game Technology (a)	300	23
Intuit, Inc. (a)	900	42
JDS Uniphase Corp. (a)	4,700	12
KLA-Tencor Corp. (a)	1,900	67
Lexmark International, Inc. (a)	500	30
Lucent Technologies, Inc. (a)	15,600	20
McData Corp. ‘A’ (a)	1	0
Microsoft Corp. (a)	16,600	858
Motorola, Inc.	19,700	170
National Semiconductor Corp. (a)	500	8
NCR Corp. (a)	1,000	24
Oracle Corp. (a)	15,540	168
PerkinElmer, Inc.	1,200	10
QLogic Corp. (a)	500	17
QUALCOMM, Inc. (a)	1,700	62
Rockwell Automation, Inc.	8,800	182
Scientific-Atlanta, Inc.	2,200	26
Solectron Corp. (a)	4,900	17
Sun Microsystems, Inc. (a)	2,400	7
SunGard Data Systems, Inc. (a)	700	17
Tektronix, Inc. (a)	2,500	45
Texas Instruments, Inc.	4,800	72
Xilinx, Inc. (a)	3,100	64
Yahoo, Inc. (a)	800	13

		3,889

Transportation 0.8%
Southwest Airlines Co.	2,800	39
United Parcel Service, Inc.	2,500	158

		197

Utilities 1.3%
AES Corp. (a)	9,200	28
Allegheny Energy, Inc.	1,400	11
American Electric Power Co., Inc.	1,000	27
Edison International	7,100	84
Exelon Corp.	300	16
NiSource, Inc.	3,000	60
PG&E Corp. (a)	3,800	53
TXU Corp.	1,300	24

		303

Total Common Stocks (Cost $24,672)		23,365

SHORT-TERM INSTRUMENTS 0.1%

	Principal Amount (000s)

Repurchase Agreement 0.1%
State Street Bank
1.050% due 01/02/2003	$12	12
(Dated 12/31/2002. Collateralized by Sallie Mae 3.150% due 10/24/2003 valued at $15. Repurchase proceeds are $12.)

Total Short-Term Instruments (Cost $12)		12

Total Investments 100.5% (Cost $24,684)		$23,377
Other Assets and Liabilities (Net) (0.5%)		(112)

Net Assets 100.0%		$23,265

Notes to Schedule of Investments:

(a)	Non-income producing security

42     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

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See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     43

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss on) Investments		Total Income from Investment Operations

CCM Capital Appreciation Fund
12/31/2002+	$14.56	$0.00	(a)	$(2.10	)(a)	$(2.10)

06/30/2002	17.45	0.01	(a)	(2.87	)(a)	(2.86)

06/30/2001	26.88	0.04	(a)	(1.36	)(a)	(1.32)

06/30/2000	26.63	(0.03	)(a)	5.36	(a)	5.33

06/30/1999	26.01	0.06	(a)	2.34	(a)	2.40

04/08/1998 - 06/30/1998	25.41	0.02	(a)	0.58	(a)	0.60

CCM Mid-Cap Fund
12/31/2002+	$17.84	$(0.02	)(a)	$(2.45	)(a)	$(2.47)

06/30/2002	21.13	0.00	(a)	(3.16	)(a)	(3.16)

06/30/2001	30.71	0.10	(a)	(0.76	)(a)	(0.66)

06/30/2000	22.90	(0.01	)(a)	7.85	(a)	7.84

06/30/1999	23.99	0.03	(a)	(0.04	)(a)	(0.01)

04/08/1998 - 06/30/1998	23.97	0.00	(a)	0.02	(a)	0.02
NFJ Basic Value Fund
07/19/2002 - 12/31/2002+	$11.07	$0.11	(a)	$0.59	(a)	$0.70

NFJ Equity Income Fund
12/31/2002+	$11.32	$0.15	(a)	$(1.01	)(a)	$(0.86)

10/31/2001 - 06/30/2002	11.31	0.19	(a)	0.96	(a)	1.15

NFJ Small-Cap Value Fund
12/31/2002+	$21.85	$0.20	(a)	$(1.84	)(a)	$(1.64)

06/30/2002	21.85	0.00	(a)	0.00	(a)	0.00

PEA Growth & Income Fund
12/31/2002+	$6.98	$0.04	(a)	$(0.94	)(a)	$(0.90)

06/30/2002	9.22	0.08	(a)	(2.29	)(a)	(2.21)

07/31/2000 - 06/30/2001	13.11	0.07	(a)	(0.30	)(a)	(0.23)

PEA Growth Fund
12/31/2002+	$16.00	$(0.01	)(a)	$(2.46	)(a)	$(2.47)

06/30/2002	21.73	(0.05	)(a)	(5.52	)(a)	(5.57)

06/30/2001	34.76	(0.12	)(a)	(10.56	)(a)	(10.68)

01/31/2000 - 06/30/2000	32.84	(0.11	)(a)	2.03	(a)	1.92

PEA Innovation Fund
12/31/2002+	$13.87	$(0.07	)(a)	$(2.95	)(a)	$(3.02)

06/30/2002	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)

06/30/2001	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)

06/30/2000	37.52	(0.59	)(a)	42.18	(a)	41.59

06/30/1999	24.28	(0.29	)(a)	14.79	(a)	14.50

04/08/1998 - 06/30/1998	21.50	(0.05	)(a)	2.83	(a)	2.78
PEA Renaissance Fund
12/31/2002+	$19.16	$0.01	(a)	$(3.90	)(a)	$(3.89)

06/30/2002	19.36	0.01	(a)	1.11	(a)	1.12

06/30/2001	14.99	0.09	(a)	5.47	(a)	5.56

06/30/2000	18.22	0.35	(a)	(0.13	)(a)	0.22

06/30/1999	19.10	0.00	(a)	1.45	(a)	1.45

04/08/1998 - 06/30/1998	18.99	0.01	(a)	0.10	(a)	0.11

PEA Target Fund
12/31/2002+	$13.31	$(0.04	)(a)	$(2.09	)(a)	$(2.13)

06/30/2002	19.30	(0.11	)(a)	(5.88	)(a)	(5.99)

06/30/2001	31.14	(0.14	)(a)	(7.67	)(a)	(7.81)

06/12/2000 - 06/30/2000	30.46	(0.01	)(a)	0.69	(a)	0.68

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

44     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Dividends from Net Investment Income	Tax Basis Return of Capital	Total Distribution

CCM Capital Appreciation Fund
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	(0.03)	0.00	0.00	(0.03)

06/30/2001	(0.13)	(7.98)	0.00	(8.11)

06/30/2000	(0.08)	(5.00)	0.00	(5.08)

06/30/1999	(0.13)	(1.65)	0.00	(1.78)

04/08/1998 - 06/30/1998	0.00	0.00	0.00	0.00

CCM Mid-Cap Fund
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	(0.11)	0.00	(0.02)	(0.13)

06/30/2001	(0.13)	(8.79)	0.00	(8.92)

06/30/2000	(0.01)	(0.02)	0.00	(0.03)

06/30/1999	(0.01)	(1.07)	0.00	(1.08)

04/08/1998 - 06/30/1998	0.00	0.00	0.00	0.00

NFJ Basic Value Fund
07/19/2002 - 12/31/2002+	$(0.10)	$(0.26)	$0.00	$(0.36)

NFJ Equity Income Fund
12/31/2002+	$(0.22)	$(0.50)	$0.00	$(0.72)

10/31/2001 - 06/30/2002	(0.28)	(0.86)	0.00	(1.14)

NFJ Small-Cap Value Fund
12/31/2002+	$(0.23)	$(0.05)	$0.00	$(0.28)

06/30/2002	0.00	0.00	0.00	0.00

PEA Growth & Income Fund
12/31/2002+	$(0.08)	$0.00	$0.00	$(0.08)

06/30/2002	(0.03)	0.00	0.00	(0.03)

07/31/2000 - 06/30/2001	(0.03)	(3.63)	0.00	(3.66)

PEA Growth Fund
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	0.00	(0.16)	0.00	(0.16)

06/30/2001	0.00	(2.35)	0.00	(2.35)

01/31/2000 - 06/30/2000	0.00	0.00	0.00	0.00

PEA Innovation Fund
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	0.00	0.00	0.00	0.00

06/30/2001	0.00	(6.35)	0.00	(6.35)

06/30/2000	0.00	(6.39)	0.00	(6.39)

06/30/1999	0.00	(1.26)	0.00	(1.26)

04/08/1998 - 06/30/1998	0.00	0.00	0.00	0.00

PEA Renaissance Fund
12/31/2002+	$0.00	$(0.69)	$0.00	$(0.69)

06/30/2002	0.00	(1.32)	0.00	(1.32)

06/30/2001	(0.06)	(1.13)	0.00	(1.19)

06/30/2000	0.00	(3.45)	0.00	(3.45)

06/30/1999	0.00	(2.33)	0.00	(2.33)

04/08/1998 - 06/30/1998	0.00	0.00	0.00	0.00

PEA Target Fund
12/31/2002+	$0.00	$0.00	$0.00	$0.00

06/30/2002	0.00	0.00	0.00	0.00

06/30/2001	0.00	(4.03)	0.00	(4.03)

06/12/2000 - 06/30/2000	0.00	0.00	0.00	0.00

Selected Per Share Data for the Year or Period Ended:	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets

CCM Capital Appreciation Fund
12/31/2002+	$12.46	(14.42)%	$3,231	1.11	%(d)*

06/30/2002	14.56	(16.43)	3,655	1.11(d	)

06/30/2001	17.45	(9.18)	2,937	1.10

06/30/2000	26.88	22.84	524	1.11(c	)

06/30/1999	26.63	10.17	339	1.10

04/08/1998 - 06/30/1998	26.01	2.36	118	1.10	*

CCM Mid-Cap Fund
12/31/2002+	$15.37	(13.85)%	$8,201	1.11	%(d)*

06/30/2002	17.84	(14.98)	6,716	1.11	(d)

06/30/2001	21.13	(5.65)	6,981	1.10

06/30/2000	30.71	34.24	796	1.11	(c)

06/30/1999	22.90	0.25	359	1.10

04/08/1998 - 06/30/1998	23.99	0.08	142	1.10	*

NFJ Basic Value Fund
07/19/2002 - 12/31/2002+	$11.41	6.33%	$11	1.20	%*

NFJ Equity Income Fund
12/31/2002+	$9.74	(7.60)%	$76	1.21%	(i)*

10/31/2001 - 06/30/2002	11.32	10.51	83	1.21	(e)*

NFJ Small-Cap Value Fund
12/31/2002+	$19.93	(7.48)%	$229	1.26	%(b)*

06/30/2002	21.85	0.00	11	1.25	*

PEA Growth & Income Fund
12/31/2002+	$6.00	(12.88)%	$189	1.37	%(f)*

06/30/2002	6.98	(23.95)	78	1.35

07/31/2000 - 06/30/2001	9.22	(4.50)	11	1.35	*

PEA Growth Fund
12/31/2002+	$13.53	(15.44)%	$58	1.15	%*

06/30/2002	16.00	(25.76)	35	1.16	(g)

06/30/2001	21.73	(32.38)	74	1.15

01/31/2000 - 06/30/2000	34.76	5.85	11	1.16	*

PEA Innovation Fund
12/31/2002+	$10.85	(21.77)%	$10,241	1.30	%*

06/30/2002	13.87	(52.04)	15,830	1.31	(h)

06/30/2001	28.92	(55.16)	44,384	1.30

06/30/2000	72.72	115.85	85,096	1.30

06/30/1999	37.52	61.62	18,366	1.30

04/08/1998 - 06/30/1998	24.28	12.93	139	1.30	*

PEA Renaissance Fund
12/31/2002+	$14.58	(20.42)%	$72,734	1.26	%(b)*

06/30/2002	19.16	5.46	146,584	1.26	(b)

06/30/2001	19.36	38.27	19,710	1.25

06/30/2000	14.99	3.56	1,286	1.25

06/30/1999	18.22	10.01	192	1.25

04/08/1998 - 06/30/1998	19.10	0.58	126	1.25	*

PEA Target Fund
12/31/2002+	$11.18	(16.00)%	$846	1.21%	(I)*

06/30/2002	13.31	(31.04)	979	1.21	(I)

06/30/2001	19.30	(27.82)	1,763	1.20

06/12/2000 - 06/30/2000	31.14	2.23	10	1.20	*

Selected Per Share Data for the Year or Period Ended:	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

CCM Capital Appreciation Fund
12/31/2002+	(0.02	)%*	81%

06/30/2002	0.08		110

06/30/2001	0.18		112

06/30/2000	(0.10)		119

06/30/1999	0.24		120

04/08/1998 - 06/30/1998	0.27	*	75

CCM Mid-Cap Fund
12/31/2002+	(0.28	)%*	80%

06/30/2002	0.02		168

06/30/2001	0.44		153

06/30/2000	(0.05)		164

06/30/1999	0.16		85

04/08/1998 - 06/30/1998	0.03	*	66

NFJ Basic Value Fund
07/19/2002 - 12/31/2002+	2.07	%*	37%

NFJ Equity Income Fund
12/31/2002+	3.00	%*	27%

10/31/2001 - 06/30/2002	2.41	*	50

NFJ Small-Cap Value Fund
12/31/2002+	1.97	%*	6%

06/30/2002	0.00	*	40

PEA Growth & Income Fund
12/31/2002+	1.21	%*	48%

06/30/2002	1.02		101

07/31/2000 - 06/30/2001	0.69	*	77

PEA Growth Fund
12/31/2002+	(0.11	)%*	39%

06/30/2002	(0.29)		76

06/30/2001	(0.47)		85

01/31/2000 - 06/30/2000	(0.78	)*	72

PEA Innovation Fund
12/31/2002+	(1.14	)%*	93%

06/30/2002	(1.12)		207

06/30/2001	(0.96)		271

06/30/2000	(0.93)		186

06/30/1999	(0.89)		119

04/08/1998 - 06/30/1998	(0.99	)*	100

PEA Renaissance Fund
12/31/2002+	0.10	%*	41%

06/30/2002	0.04		109

06/30/2001	0.48		138

06/30/2000	2.21		133

06/30/1999	(0.02)		221

04/08/1998 - 06/30/1998	0.21	8	192

PEA Target Fund
12/31/2002+	(0.73	)%*	51%

06/30/2002	(0.66)		114

06/30/2001	(0.70)		109

06/12/2000 - 06/30/2000	(0.69	)*	99

*			Annualized
+			Unaudited
(a)			Per share amounts based on average number of shares outstanding during the period.
(b)			Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(c)			Ratio of expenses to average net assets excluding interest expense is 1.10%.
(d)			Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     45

PIMCO Financial Highlights Class D (Cont.)

Selected Per Share Data for the Year or Period Ended:		Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss on) Investments		Total Income from Investment Operations

PEA Value Fund
	12/31/2002+	$13.73	$0.04	(a)	$(2.32	)(a)	$(2.28)

	06/30/2002	16.10	0.09	(a)	(0.55	)(a)	(0.46)

	06/30/2001	11.37	0.10	(a)	4.72	)(a)	4.82

	06/30/2000	15.29	0.23	(a)	(1.34	)(a)	(1.11)

	06/30/1999	15.64	0.23	(a)	1.37	(a)	1.60

	04/08/1998 - 06/30/1998	15.99	0.04	(a)	(0.34	)(a)	(0.30)

PPA Tax-Efficient Equity Fund
	12/31/2002+	$8.45	$0.02	(a)	$(0.85	(a)	$(0.83)

	06/30/2002	10.32	0.02	(a)	(1.89	)(a)	(1.87)

	06/30/2001	12.22	0.00	(a)	(1.90	)(a)	(1.90)

	06/30/2000	11.59	0.02	(a)	0.61	(a)	0.63

	07/10/1998 - 06/30/1999	10.00	0.03	(a)	1.56	(a)	1.59

*	Annualized
+	Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.

46     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

PEA Value Fund
12/31/2002+	$0.00	$(0.58)	$(0.58)	$10.87	(16.75)%

06/30/2002	0.00	(1.91)	(1.91)	13.73	(3.73)

06/30/2001	(0.09)	0.00	(0.09)	16.10	42.66

06/30/2000	(0.24)	(2.57)	(2.81)	11.37	(7.07)

06/30/1999	(0.23)	(1.72)	(1.95)	15.29	12.00

04/08/1998 - 06/30/1998	(0.05)	0.00	(0.05)	15.64	(1.85)

PPA Tax-Efficient Equity Fund
12/31/2002+	$0.00	$0.00	$0.00	$7.62	(9.78)%

06/30/2002	0.00	0.00	0.00	8.45	(18.12)

06/30/2001	0.00	0.00	0.00	10.32	(15.55)

06/30/2000	0.00	0.00	0.00	12.22	5.44

07/10/1998 - 06/30/1999	0.00	0.00	0.00	11.59	15.90

	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

PEA Value Fund
12/31/2002+	$31,430	1.11	%(c)*	0.74	%*	66%

06/30/2002	40,769	1.10		0.55		190

06/30/2001	4,003	1.10		0.66		204

06/30/2000	46	1.11(	c)	1.71		196

06/30/1999	118	1.10		1.61		101

04/08/1998 - 06/30/1998	98	1.10	*	1.23	*	77

PPA Tax-Efficient Equity Fund
12/31/2002+	$71	1.11	%(b)*	0.54	%*	20%

06/30/2002	65	1.11	(d)	0.24		19

06/30/2001	79	1.10		0.02		41

06/30/2000	11	1.11	(c)	0.16		32

07/10/1998 - 06/30/1999	869	1.11	(c)*	0.30	*	13

(b)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.10%.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.10%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     47

PIMCO Statements of Assets and Liabilities Class D
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund	NFJ Equity Income Fund

Assets:
Investments, at value	$623,696	$552,912	$2,982	$51,407

Cash	99	112	0	0

Collateral for securities on loan	32,888	27,548	150	36

Security lending interest receivable	6	6	0	0

Receivable for investments sold	893	2,736	0	0

Receivable for Fund shares sold	1,403	898	85	258

Interest and dividends receivable	548	180	8	168

Other assets	0	0	0	0

	659,533	584,392	3,225	51,869

Liabilities:
Payable for investments purchased	$3,393	$11,354	$51	$211

Due to Custodian	0	0	0	20

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	2,192	2,069	0	20

Payable for collateral for securities on loan	32,888	27,548	150	36

Dividends payable	0	0	0	0

Accrued investment advisory fee	239	210	1	19

Accrued administration fee	165	144	1	14

Accrued distribution fee	113	95	0	8

Accrued servicing fee	53	46	0	4

Other liabilities	0	0	0	1

	39,043	41,466	203	333

Net Assets	$620,490	$542,926	$3,022	$51,536

Net Assets Consist of:
Paid in capital	$815,968	$779,313	$3,148	$52,520

Undistributed (overdistributed) net investment income	(15)	(620)	6	(138)

Accumulated undistributed net realized gain (loss)	(179,969)	(248,602)	(41)	466

Net unrealized appreciation (depreciation)	(15,494)	12,835	(91)	(1,312)

	$620,490	$542,926	$3,022	$51,536

Net Assets:
Class D	$3,231	$8,201	$11	$76

Other Classes	617,259	534,725	3,011	51,460

Shares Issued and Outstanding:
Class D	259	533	1	8

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$12.46	$15.37	$11.41	$9.74

Cost of Investments Owned	$639,190	$540,078	$3,072	$52,719

48     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands, except per share amounts	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

Assets:
Investments, at value	$1,022,171	$63,766	$845,920	$792,951

Cash	0	0	196	0

Collateral for securities on loan	50,916	0	8,808	167,882

Security lending interest receivable	12	0	3	81

Receivable for investments sold	842	0	0	15,663

Receivable for Fund shares sold	10,830	1,462	299	950

Interest and dividends receivable	2,405	86	708	62

Other assets	0	0	0	0

	1,087,176	65,314	855,934	977,589

Liabilities:
Payable for investments purchased	$3,950	$0	$0	$22,176

Due to Custodian	1,160	11	0	538

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	4,692	217	3,627	6,477

Payable for collateral for securities on loan	50,916	0	8,808	167,882

Dividends payable	0	0	0	0

Accrued investment advisory fee	508	33	371	465

Accrued administration fee	325	25	294	283

Accrued distribution fee	304	22	484	352

Accrued servicing fee	189	12	181	174

Other liabilities	0	0	0	0

	62,044	320	13,765	198,347

Net Assets	$1,025,132	$64,994	$842,169	$779,242

Net Assets Consist of:
Paid in capital	$1,001,445	$119,381	$1,293,425	$4,165,114

Undistributed (overdistributed) net investment income	6,036	(90)	(3,704)	(6,685)

Accumulated undistributed net realized gain (loss)	(8,784)	(50,816)	(460,906)	(3,323,479)

Net unrealized appreciation (depreciation)	26,435	(3,481)	13,354	(55,708)

	$1,025,132	$64,994	$842,169	$779,242

Net Assets:
Class D	$229	$189	$58	$10,241

Other Classes	1,024,903	64,805	842,111	769,001

Shares Issued and Outstanding:
Class D	11	32	4	944

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$19.93	$6.00	$13.53	$10.85

Cost of Investments Owned	$995,736	$67,247	$832,566	$859,699

Amounts in thousands, except per share amounts	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Equity Fund

Assets:
Investments, at value	$3,034,894	$769,626	$845,018	$23,377

Cash	734	515	0	0

Collateral for securities on loan	315,387	104,154	41,589	0

Security lending interest receivable	87	20	5	0

Receivable for investments sold	12,765	17	1,351	0

Receivable for Fund shares sold	4,284	278	2,834	90

Interest and dividends receivable	3,463	247	2,359	41

Other assets	0	0	0	0

	3,371,614	874,857	893,156	23,508

Liabilities:
Payable for investments purchased	$16,482	$0	$8,364	$0

Due to Custodian	0	0	292	11

Written options outstanding	0	767	0	0

Payable for Fund shares redeemed	13,863	3,547	3,630	195

Payable for collateral for securities on loan	315,387	104,154	41,589	0

Dividends payable	1	0	5	0

Accrued investment advisory fee	1,577	371	323	11

Accrued administration fee	1,014	265	276	9

Accrued distribution fee	1,144	394	312	12

Accrued servicing fee	619	160	161	5

Other liabilities	0	0	0	0

	350,087	109,658	54,952	243

Net Assets:	$3,021,527	$765,199	$838,204	$23,265

Net Assets Consist of:
Paid in capital	$4,216,874	$1,249,908	$1,098,523	$36,734

Undistributed (overdistributed) net investment income	151,374	(5,573)	54,413	17

Accumulated undistributed net realized gain (loss)	(716,298)	(423,792)	(210,444)	(12,179)

Net unrealized appreciation (depreciation)	(630,423)	(55,344)	(104,288)	(1,307)

	$3,021,527	$765,199	$838,204	$23,265

Net Assets
Class D	$72,734	$846	$31,430	$71

Other Classes	2,948,793	764,353	806,774	23,194

Shares Issued and Outstanding:
Class D	4,987	76	2,891	9

Net Asset Value and Redemption Price PerShare (Net Assets Per Share Outstanding)
Class D	$14.58	$11.18	$10.87	$7.62

Cost of Investments Owned	$3,657,597	$825,701	$949,307	$24,684

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     49

PIMCO Statements of Operations Class D
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	CCM Capital Appreciation Fund	CCM Mid-Cap Fund	NFJ Basic Value Fund	NFJ Equity Income Fund

Investment Income:
Interest, net of foreign taxes	$229	$212	$1	$12

Dividends, net of foreign taxes	3,131	2,296	29	879

Security lending income	27	38	0	3

Miscellaneous income	0	0	0	0

Total Income	3,387	2,546	30	894

Expenses:
Investment advisory fees	1,405	1,347	5	96

Administration fees	965	916	3	66

Servicing fees - Class D	4	9	0	0

Distribution and/or servicing fees - Other Classes	976	877	0	39

Trustees’ fees	16	17	0	1

Interest expense	1	0	0	0

Total Expenses	3,367	3,166	8	202

Net Investment Income (Loss)	20	(620)	22	692

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(111,338)	(91,823)	(29)	1,451
Net realized gain on futures contracts, written options and swaps	0	0	0	0

Net realized gain on foreign currency transactions	0	0	0	0

Net change in unrealized appreciation (depreciation) on investments	11,412	(18,204)	(189)	(4,765)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0

Net (Loss)	(99,926)	(110,027)	(218)	(3,314)

Net (Decrease) in Assets Resulting from Operations	$(99,906)	$(110,647)	$(196)	$(2,622)

50     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	NFJ Small-Cap Value Fund	PEA Growth & Income Fund	PEA Growth Fund	PEA Innovation Fund

Investment Income:
Interest, net of foreign taxes	$364	$62	$152	$122

Dividends, net of foreign taxes	12,589	806	4,729	286

Security lending income	71	0	14	301

Miscellaneous income	3	0	0	0

Total Income	13,027	868	4,895	709

Expenses:
Investment advisory fees	2,626	202	2,392	2,681

Administration fees	1,674	147	1,896	1,635

Servicing fees - Class D	0	0	0	14

Distribution and/or servicing fees - Other Classes	2,579	196	4,275	3,041

Trustees’ fees	26	2	22	14

Interest expense	0	2	14	9

Total Expenses	6,905	549	8,599	7,394

Net Investment Income (Loss)	6,122	319	(3,704)	(6,685)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	1,212	(6,777)	(123,037)	(535,429)

Net realized gain on futures contracts, written options and swaps	0	0	0	0

Net realized gain on foreign currency transactions	2	0	0	1

Net change in unrealized appreciation (depreciation) on investments	(68,212)	(3,464)	(42,588)	332,095

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0

Net (Loss)	(66,998)	(10,241)	(165,625)	(203,333)

Net (Decrease) in Assets Resulting from Operations	$(60,876)	$(9,922)	$(169,329)	$(210,018)

Amounts in thousands	PEA Renaissance Fund	PEA Target Fund	PEA Value Fund	PPA Tax-Efficient Equity Fund

Investment Income:
Interest, net of foreign taxes	$915	$1,192	$327	$2

Dividends, net of foreign taxes	20,255	685	6,994	236

Security lending income	892	208	70	0

Miscellaneous income	0	0	0	0

Total Income	22,062	2,085	7,391	238

Expenses:
Investment advisory fees	9,718	2,384	1,791	65

Administration fees	6,242	1,701	1,528	52

Servicing fees - Class D	109	1	44	0

Distribution and/or servicing fees - Other Classes	10,804	3,548	2,563	95

Trustees’ fees	108	19	24	1

Interest expense	10	5	0	1

Total Expenses	26,991	7,658	5,950	214

Net Investment Income (Loss)	(4,929)	(5,573)	1,441	24

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(555,694)	(103,811)	(165,688)	(1,808)

Net realized gain on futures contracts, written options and swaps	0	3,160	0	0

Net realized gain on foreign currency transactions	10,386	0	2,314	0

Net change in unrealized appreciation (depreciation) on investments	(356,282)	(61,635)	15,236	(1,419)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	732	0	0

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5	0	0	0

Net (Loss)	(901,585)	(161,554)	(148,138)	(3,227)

Net (Decrease) in Assets Resulting from Operations	$(906,514)	$(167,127)	$(146,697)	$(3,203)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     51

PIMCO Statement of Changes in Net Assets Class D

Amounts in thousands	CCM Capital Appreciation Fund		CCM Mid-Cap Fund

	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$20	$950	$(620)	$1,259

Net realized gain (loss)	(111,338)	(54,912)	(91,823)	(103,487)

Net change in unrealized appreciation (depreciation)	11,412	(74,339)	(18,204)	(55,352)

Net increase (decrease) resulting from operations	(99,906)	(128,301)	(110,647)	(157,580)

Distributions to Shareholders:
From net investment income
Class D	0	(5)	0	(34)

Other Classes	(35)	(1,165)	0	(5,729)

From net realized capital gains
Class D	0	0	0	0

Other Classes	0	0	0	(11)

Tax basis return of capital
Class D	0	0	0	(8)

Other Classes	0	0	0	(1,197)

Total Distributions	(35)	(1,170)	0	(6,979)

Fund Share Transactions:
Receipts for shares sold
Class D	1,156	2,677	3,853	22,644

Other Classes	133,817	286,399	82,189	304,687

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	5	0	41

Other Classes	34	1,066	0	6,387

Cost of shares redeemed
Class D	(1,100)	(1,355)	(1,383)	(21,747)

Other Classes	(96,089)	(222,194)	(322,306)	(302,642)

Net increase (decrease) resulting from Fund share transactions	37,818	66,598	(237,647)	9,370

Fund Reimbursement Fee	1	0	1	0

Total Increase (Decrease) in Net Assets	(62,122)	(62,873)	(348,293)	(155,189)

Net Assets:
Beginning of period	682,612	745,485	891,219	1,046,408

End of period*	$620,490	$682,612	$542,926	$891,219

*Including net undistributed (overdistributed) investment income of:	$(15)	$0	$(620)	$(1)

52     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amount in thousands	NFJ Basic Value Fund		NFJ Equity Income Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$22	$29	$692	$1,162

Net realized gain (loss)	(29)	86	1,451	4,436

Net change in unrealized appreciation (depreciation)	(189)	(62)	(4,765)	(5,459)

Net increase (decrease) resulting from operations	(196)	53	(2,622)	139

Distributions to Shareholders:
From net investment income
Class D	0	0	(2)	(1)

Other Classes	(24)	(27)	(1,074)	(1,153)

From net realized capital gains
Cass D	0	0	(4)	(1)

Other Classes	(60)	0	(2,345)	(2,692)

Total basis return of capital
Class D	0	0	0	0

Other Classes	0	0	0	0

Total Distributions	(84)	(27)	(3,425)	(3,847)

Fund Share Transactions:
Receipts for shares sold
Class D	10	0	2	97

Other Classes	1,755	644	18,054	10,030

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	5	1

Other Classes	80	26	3,222	3,823

Cost of shares redeemed
Class D	0	0	(3)	(11)

Other Classes	(377)	(40)	(4,193)	(21,912)

Net increase (decrease) resulting from Fund share transactions	1,468	630	17,087	(7,972)

Fund Reimbursement Fee	0	0	0	0

Total Increase (Decrease) in Net Assets	1,188	656	11,040	(11,680)

Net Assets:
Beginning of period	1,834	1,178	40,496	52,176

End of period*	$3,022	$1,834	51,536	$40,496

*Including net undistributed (overdistributed) investment income of:	$6	$8	$(138)	$246

Amount in thousands	NFJ Small-Cap Value Fund		PEA Growth & Income Fund		PEA Growth Fund

	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$6,122	$7,051	$319	$649	$(3,704)	$(13,480)

Net realized gain (loss)	1,214	164	(6,777)	(23,265)	(123,037)	(330,252)

Net change in unrealized appreciation (depreciation)	(68,212)	61,418	(3,464)	1,871	(42,588)	(99,687)

Net increase (decrease) resulting from operations	(60,876)	68,633	(9,922)	(20,745)	(169,329)	(443,419)

Distributions to Shareholders:
From net investment income
Class D	(2)	0	(3)	0	0	0

Other Classes	(9,280)	(2,095)	(688)	(343)	0	0

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	(2,712)	0	0	0	0	(12,396)

Total basis return of capital
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	(11,994)	(2,095)	(691)	(343)	0	(12,396)

Fund Share Transactions:
Receipts for shares sold
Class D	226	11	242	86	16	1,010

Other Classes	477,636	648,768	28,284	47,393	573,559	477,119

Issued in reorganization
Class D	0	0	0	0	14	0

Other Classes	0	0	0	0	16,878	0

Issued as reinvestment of distributions
Class D	1	0	3	0	0	0

Other Classes	8,580	1,605	589	318	0	10,346

Cost of shares redeemed
Class D	(9)	0	(117)	(10)	(1)	(1,032)

Other Classes	(218,876)	(296,528)	(30,038)	(29,578)	(713,666)	(750,792)

Net increase (decrease) resulting from Fund share transactions	267,558	353,856	(1,037)	18,209	(123,200)	(263,349)

Fund Reimbursement Fee	84	0	0	0	0	0

Total Increase (Decrease) in Net Assets	194,772	420,394	(11,650)	(2,879)	(292,529)	(719,164)

Net Assets:
Beginning of period	830,360	409,966	76,644	79,523	1,134,698	1,853,862

End of period*	$1,025,132	$830,360	$64,994	$76,644	$842,169	$1,134,698

*Including net undistributed (overdistributed) investment income of:	$6,036	$9,196	$(90)	$282	$(3,704)	$0

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     53

PIMCO Statement of Changes in Net Assets Class D (cont.)

Amounts in thousands	PEA Innovation Fund		PEA Renaissance Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(6,685)	$(28,446)	$(4,929)	$(9,371)

Net realized gain (loss)	(535,428)	(894,841)	(545,308)	178,029

Net change in unrealized appreciation (depreciation)	332,095	(356,071)	(356,277)	(331,383)

Net (decrease) resulting from operations	(210,018)	(1,279,358)	(906,514)	(162,725)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0

Other Classes	0	0	0	(1)

From net realized capital gains
Class D	0	0	(3,367)	(4,060)

Other Classes	0	(22)	(139,896)	(147,696)

Total Distributions	0	(22)	(143,263)	(151,757)

Fund Share Transactions:
Receipts for shares sold
Class D	1,098	8,470	7,420	214,830

Other Classes	119,052	462,714	395,428	3,683,383

Issued in reorganization
Class D	762	0	0	0

Other Classes	66,816	3,727	0	0

Issued as reinvestment of distributions
Class D	0	0	3,291	3,950

Other Classes	0	18	110,611	114,437

Cost of shares redeemed
Class D	(4,274)	(16,281)	(52,073)	(76,978)

Other Classes	(220,218)	(768,089)	(756,832)	(674,706)

Net increase (decrease) resulting from Fund share transactions	(36,764)	(309,441)	(292,155)	3,264,916

Fund Reimbursement Fee	0	0	1	0

Total Increase (Decrease) in Net Assets	(246,782)	(1,588,821)	(1,341,931)	2,950,434

Net Assets:
Beginning of period	1,026,024	2,614,845	4,363,458	1,413,024

End of period*	$779,242	$1,026,024	$3,021,527	$4,363,458

*Including net undistributed (overdistributed) investment income of:	$(6,685)	$0	$151,374	$156,303

54     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	PEA Target Fund		PEA Value Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(5,573)	$(17,124)	$1,441	$1,087

Net realized gain (loss)	(100,651)	(299,847)	(163,374)	59,077

Net change in unrealized appreciation (depreciation)	(60,903)	(215,417)	15,236	(133,289)

Net (decrease) resulting from operations	(167,127)	(532,388)	(146,697)	(73,125)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0

Other Classes	0	0	0	0

From net realized capital gains
Class D	0	0	(1,653)	(1,477)

Other Classes	0	0	(40,411)	(45,255)

Total Distributions	0	0	(42,064)	(46,732)

Fund Share Transactions:
Receipts for shares sold
Class D	117	2,194	11,977	61,734

Other Classes	554,459	970,620	370,116	761,546

Issued in reorganization
Class D	0	0	0	0

Other Classes	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	1,627	1,460

Other Classes	0	1	33,126	38,103

Cost of shares redeemed
Class D	(92)	(2,439)	(13,650)	(21,455)

Other Classes	(700,215)	(1,123,752)	(210,407)	(207,178)

Net increase (decrease) resulting from Fund share transactions	(145,731)	(153,376)	192,789	634,210

Fund Reimbursement Fee	0	0	11	0

Total Increase (Decrease) in Net Assets	(312,858)	(685,764)	4,039	514,353

Net Assets:
Beginning of period	1,078,057	1,763,821	834,165	319,812

End of period*	$765,199	$1,078,057	$838,204	$834,165

*Including net undistributed (overdistributed) investment income of:	$(5,573)	$0	$54,413	$52,972

Amounts in thousands	PPA Tax-Efficient Equity Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$24	$(30)

Net realized gain (loss)	(1,808)	(2,347)

Net change in unrealized appreciation (depreciation)	(1,419)	(5,621)

Net (decrease) resulting from operations	(3,203)	(7,998)

Distributions to Shareholders:
From net investment income
Class D	0	0

Other Classes	(7)	0

From net realized capital gains
Class D	0	0

Other Classes	0	0

Total Distributions	(7)	0

Fund Share Transactions:
Receipts for shares sold
Class D	12	0

Other Classes	7,695	8,047

Issued in reorganization
Class D	0	0

Other Classes	0	0

Issued as reinvestment of distributions
Class D	0	0

Other Classes	5	0

Cost of shares redeemed
Class D	0	0

Other Classes	(13,355)	(14,297)

Net increase (decrease) resulting from Fund share transactions	(5,643)	(6,250)

Fund Reimbursement Fee	0	0

Total Increase (Decrease) in Net Assets	(8,853)	(14,248)

Net Assets:
Beginning of period	32,118	46,366

End of period*	$23,265	$32,118

*Including net undistributed (overdistributed) investment income of:	$17	$0

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     55

PIMCO Notes to Financial Statements Class D
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the NFJ Equity Income, NFJ Basic Value and Asset Allocation Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund

56     PIMCO Funds Semi-Annual Report  |  12.31.02

are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NFJ Basic Value Fund - $82; NFJ Equity Income Fund - $718; NFJ Small-Cap Value Fund - $22,818; PEA Growth & Income Fund - $1,400; PEA Innovation Fund - $456; PEA Renaissance Fund - $239,058; PEA Target Fund - $12,375; and PEA Value Fund - $43,439.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
     Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Securities Lending. Certain Funds may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P., (“ADAM”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the PEA Growth Fund; 0.55% for the PEA Target Fund; 0.60% for the NFJ Small-Cap Value, PEA Growth & Income and PEA Renaissance Funds; 0.65% for the PEA Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.75% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.65% for all

12.31.02  |  PIMCO Funds Semi-Annual Report     57

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.15%* for the Asset Allocation Fund; 0.50% for the PPA Tax-Efficient Structured Emerging Markets Fund; and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for the NFJ Basic Value, NFJ Equity Income and PEA Growth & Income Funds; and 0.40% for all other Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
     * The Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Asset Allocation Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the rate of 0.10%, calculated in the manner specified above.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $8,379,563 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

58     PIMCO Funds Semi-Annual Report  |  12.31.02

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

CCM Capital Appreciation Fund	$519,055	$484,699
CCM Mid-Cap Fund	469,200	690,129
NFJ Basic Value Fund	1,859	653
NFJ Equity Income Fund	24,392	11,129
NFJ Small-Cap Value Fund	308,118	48,361
PEA Growth & Income Fund	30,767	32,556
PEA Growth Fund	366,403	458,418
PEA Innovation Fund	826,180	875,816
PEA Renaissance Fund	1,339,407	1,809,053
PEA Target Fund	422,892	502,698
PEA Value Fund	644,505	488,734
PPA Tax-Efficient Equity Fund	5,772	11,039

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

PEA Target Fund

Premium

Balance at 06/30/2002	$0
Sales	4,873
Closing Buys	(315)
Expirations	(3,058)
Exercised	0

Balance at 12/31/2002	$1,500

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

CCM Capital Appreciation Fund	$25,168	$(40,662)	$(15,494)
CCM Mid-Cap Fund	33,853	(21,018)	12,835
NFJ Basic Value Fund	88	(179)	(91)
NFJ Equity Income Fund	3,107	(4,419)	(1,312)
NFJ Small-Cap Value Fund	71,380	(44,946)	26,434
PEA Growth & Income Fund	1,318	(4,799)	(3,481)
PEA Growth Fund	68,648	(55,294)	13,354
PEA Innovation Fund	42,053	(108,801)	(66,748)
PEA Renaissance Fund	127,107	(749,810)	(622,703)
PEA Target Fund	56,375	(112,450)	(56,075)
PEA Value Fund	28,253	(132,542)	(104,289)
PPA Tax-Efficient Equity Fund	2,341	(3,648)	(1,307)

7. Reorganization

The Acquiring Funds, as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Funds, pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund ‘s Unrealized Appreciation/ (Depreciation )

PEA Growth Fund	Select Growth Fund	10/11/2002	1,214	$16,891	$16,891	$903,841	$920,732	$(2,774)
A
PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	67,578	67,578	621,453	689,032	(11,040)

	Healthcare Innovation Fund	3/15/2002	184	3,727	3,727	1,741,717	1,745,444	125

12.31.02  |  PIMCO Funds Semi-Annual Report     59

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	CCM Capital Appreciation Fund				CCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	89	$1,156	168	$2,677	245	$3,853	1,204	$22,644

Other Classes	10,367	133,817	18,121	286,399	5,216	82,189	15,994	304,687

Issued as reinvestment of distributions
Class D	0	0	0	5	0	0	2	41

Other Classes	3	34	66	1,066	0	0	340	6,387

Cost of shares redeemed
Class D	(81)	(1,100)	(86)	(1,355)	(88)	(1,383)	(1,160)	(21,747)

Other Classes	(7,506)	(96,089)	(14,125)	(222,194)	(19,905)	(322,306)	(15,968)	(302,642)

Net increase (decrease) resulting from Fund share transactions	2,872	$37,818	4,144	$66,598	(14,532)	$(237,647)	412	$9,370

	PEA Growth Fund				PEA Innovation Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$16	55	$1,010	97	$1,098	410	$8,470

Other Classes	35,316	573,559	24,147	477,119	10,712	119,052	22,429	462,714

Issued in reorganization
Class D	1	14	0	0	0	762	0	0

Other Classes	1,213	16,878	0	0	0	66,817	184	3,727

Issued as reinvestment of distributions
Class D	0	0	0	0	82	0	0	0

Other Classes	0	0	543	10,346	7,636	0	0	18

Cost of shares redeemed
Class D	0	(1)	(56)	(1,032)	0	(4,274)	(803)	(16,281)

Other Classes	(44,882)	(713,666)	(38,898)	(750,792)	0	(220,218)	(39,143)	(768,089)

Net increase (decrease) resulting from Fund share transactions	(8,351)	$(123,200)	(14,209)	$(263,349)	(2,130)	$(36,764)	(16,923)	$(309,441)

60     PIMCO Funds Semi-Annual Report  |  12.31.02

	NFJ Basic Value Fund				NFJ Equity Income Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$10	0	$0	1	$2	8	$97

Other Classes	151	1,755	47	644	1,806	18,054	849	10,030

Issued as reinvestment of distributions
Class D	0	0	0	0	1	5	0	1

Other Classes	7	80	2	26	328	3,222	348	3,823

Cost of shares redeemed
Class D	0	0	0	0	(1)	(3)	(1)	(11)

Other Classes	(33)	(377)	(3)	(40)	(419)	(4,193)	(1,803)	(21,912)

Net increase (decrease) resulting from Fund share transactions	126	$1,468	46	$630	1,716	$17,087	(599)	$(7,972)

	NFJ Small-Cap Value Fund				PEA Growth & Income Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	10	$226	1	$11	40	$242	11	$86

Other Classes	24,530	477,636	32,238	648,768	4,576	28,284	6,251	47,393

Issued as reinvestment of distributions
Class D	0	1	0	0	0	3	0	0

Other Classes	435	8,580	86	1,605	98	589	42	318

Cost of shares redeemed
Class D	0	(9)	0	0	(19)	(117)	(1)	(10)

Other Classes	(11,311)	(218,876)	(15,112)	(296,528)	(4,843)	(30,038)	(3,927)	(29,578)

Net increase (decrease) resulting from Fund share transactions	13,664	$267,558	17,213	$353,856	(148)	$(1,037)	2,376	18,209

	PEA Renaissance Fund				PEA Target Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	482	$7,420	10,233	$214,830	11	$117	129	$2,194

Other Classes	26,190	395,428	180,905	3,683,383	48,232	554,459	63,665	970,620

Issued in reorganization
Class D	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	218	3,291	196	3,950	0	0	0	0

Other Classes	7,551	110,611	5,833	114,437	0	0	0	1

Cost of shares redeemed
Class D	(3,365)	(52,073)	(3,796)	(76,978)	(8)	(92)	(147)	(2,439)

Other Classes	(51,566)	(756,832)	(34,032)	(674,706)	(61,675)	(700,215)	(75,003)	(1,123,752)

Net increase (decrease) resulting from Fund share transactions	(20,490)	$(292,155)	159,339	$3,264,916	(13,440)	$(145,731)	(11,356)	$(153,376)

	PEA Value Fund				PPA Tax-Efficient Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,040	$11,977	4,011	61,734	$1	$12	0	$0

Other Classes	32,476	370,116	49,538	761,546	1,010	7,695	863	8,047

Issued in reorganization
Class D	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	145	1,627	98	1,460	0	0	0	0

Other Classes	2,972	33,126	2,574	38,103	0	5	0	0

Cost of shares redeemed
Class D	(1,264)	(13,650)	(1,388)	(21,455)	0	0	0	0

Other Classes	(18,732)	(210,407)	(13,567)	(207,178)	(1,737)	(13,355)	(1,546)	(14,297)

Net increase (decrease) resulting from Fund share transactions	16,637	$192,789	41,266	634,210	(726)	$(5,643)	(683)	$(6,250)

12.31.02  |  PIMCO Funds Semi-Annual Report     61

(This Page Intentionally Left Blank)

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountant

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

12.31.02  |  PIMCO Funds Semi-Annual Report     63

Expanded PIMCO Stock Fund Names

The names of many of the PIMCO Stock Funds have been expanded to indicate which of our affiliated* equity investment firms is responsible for the day-to-day management of each Fund. See the chart to the right for detailed information.

Please note that this is only a name change. Portfolio managers, investment approaches, and Fund symbols will remain the same.

The PIMCO NACM and PIMCO RCM Funds already include the manager’s acronym within their fund names.

Old Name	New Name
PIMCO Basic Value Fund	PIMCO NFJ Basic Value Fund
PIMCO Capital Appreciation Fund	PIMCO CCM Capital Appreciation Fund
PIMCO Equity Income Fund	PIMCO NFJ Equity Income Fund
PIMCO Growth Fund	PIMCO PEA Growth Fund
PIMCO Growth & Income Fund	PIMCO PEA Growth & Income Fund
PIMCO Innovation Fund	PIMCO PEA Innovation Fund
PIMCO Mid-Cap Fund	PIMCO CCM Mid-Cap Fund
PIMCO Opportunity Fund	PIMCO PEA Opportunity Fund
PIMCO Renaissance Fund	PIMCO PEA Renaissance Fund
PIMCO Small-Cap Value Fund	PIMCO NFJ Small-Cap Value Fund
PIMCO Target Fund	PIMCO PEA Target Fund
PIMCO Tax-Efficient Equity Fund	PIMCO PPA Tax-Efficient Equity Fund
PIMCO Value Fund	PIMCO PEA Value Fund

Investment Firm Key:      CCM = Cadence Capital Management LLC
                                           NFJ = NFJ Investment Group L.P.
                                         PEA = PIMCO Equity Advisors LLC
                                         PPA = Parametric Portfolio Associates LLC
*All firms, except for Parametric, are affiliates of PIMCO Advisors Distributors.

PZ032S.2/03

PIMCO

ADVISORS

Semi-Annual Report

12. 31. 02

PIMCO PEA Innovation Fund

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes

A   B   C

PIMCO
ADVISORS

Letter to Shareholders

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 6.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,

Stephen Treadway
Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

2     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02

Management Review & Outlook

PIMCO PEA Innovation Fund faced two dramatically different market environments in the six-month period ending December 31, 2002. In a third quarter that proved challenging for equities—and technology issues in particular—the Fund’s Class A Shares posted a loss of –35.15%, underperforming the Lipper Science and Tech Funds Average, which returned –26.30% for the same period. The fourth quarter’s tech bull market benefited the Fund, and it returned 20.60%, outperforming its Lipper Category Average (17.59%) for the same period. Below, Dennis McKechnie comments on these results and gives his opinion regarding the future of the tech sector.

Q. How did the Fund perform in the past six months?
A. For the six-month period ending December 31, 2002, PIMCO PEA Innovation Fund posted a return of –21.79%, underperforming the NASDAQ Composite Index, which returned –8.73% for the same period. But the past six months saw two very different environments for the technology sector. After experiencing poor performance in the third quarter, tech stocks rebounded in the fourth. As it has done in the past, the Fund underperformed substantially during the difficult third quarter, but outperformed significantly in the technology bull market we experienced in the fourth quarter.

Q. Why did the Fund underperform by so much in the third quarter?
A. The third quarter proved difficult for equities, especially technology issues. As the economy continued to sputter, the stock market plummeted, especially more aggressive sectors such as technology. The Fund underperformed its benchmark index because of its overweighting of more cyclical areas of technology. While cyclical tech stocks such as semiconductors had performed well earlier in the year, they posted significant losses in the third quarter as signs of an economic slowdown led investors to eschew these issues. The Fund’s software holdings also hurt performance, as an uncertain economy made companies reluctant to purchase new software.

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     3

Q. What areas positively affected performance in the third quarter?
A. The Fund’s exposure to Internet stocks, such as eBay, aided performance. Many of the Internet companies that survived the technology rout of the last several years emerged stronger, with improved business fundamentals, and were rewarded by investors. Another area of strength was non-technology innovators, especially biotech stocks, which performed relatively well in the third quarter.

Q. Why did the Fund outperform in the fourth quarter?
A. It was the Fund’s cyclical positioning, which conversely caused us to under perform in the third quarter, that enabled us to outperform in the last quarter of the year. Semiconductors showed particular strength during the quarter, with stocks such as Atmel experiencing substantial gains. Storage stocks also performed well, as Qlogic and Network Appliance appreciated in value. Telecom equipment makers such as Juniper also saw gains during the quarter.

Q. Why did these cyclical stocks rally in the fourth quarter?
A. The great fear over earnings season that permeated the market in September proved excessive. As it turns out, expectations were cut in October, but clearly not as dramatically as some had predicted. And while the economy did not appear to be improving, certain pockets seemed to be stabilizing. But most importantly, we started to see signs of a slight improvement in capital spending. As a result, these cyclical stocks, which had been beaten down so badly in the third quarter, experienced the biggest bounce in the fourth quarter.

Q. What hurt performance in the fourth quarter?
A. The areas that proved weakest during the fourth quarter were many of those that had been strongest during the difficult third quarter. For example, consumer electronics stocks posted losses, as did defense stocks. Even the fundamentally strong Internet space did not participate in the rally.

4     PIMCO PEA Innovation Fund Semi-Annual Report |12.31.02

Q. What is your outlook for the technology sector?
A. It depends on the time period. In the short term, we believe the technology sector needs to digest its recent gains. With many technology stocks well off their bottoms, valuations have expanded by about 5 multiple points to the 20–30 times forward earnings range. And the 50 basis point cut by the Fed on November 6th could be interpreted by investors as a signal that the economy is not improving, so we anticipate volatility in the short term. In the intermediate term, we see traction coming, albeit gradually. While we anticipate a continued recovery in corporate profits, a lag time tends to exist between that recovery and an increase in corporate spending. We think corporate spending in general is likely to rebound in mid-2003, although it will stay flat for the full year 2003. Over the longer term, our outlook is very positive. We think information technology (IT) spending is likely to grow 5% or so in 2004, then 10% or so in 2005, which is similar to the pace of corporate earnings, with a lag. We expect some areas of technology to grow at 2–3 times the rate of IT spending, a pattern we’ve seen in the past.

Q. What words of wisdom do you have for investors?
A. Technology stocks continue to offer significant growth potential, and we believe investors could benefit from having some exposure to this sector, despite its recent performance and historical volatility. This is especially true if the economy improves and companies loosen their purse strings. So for patient investors, we think technology could once again serve as an exciting area for investing.

Dennis McKechnie is a Managing Director of PIMCO Equity Advisors and has over 11 years of technology investing experience. He also worked at Motorola and NCR Corp. before earning an M.B.A. in Finance from Columbia.

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     5

PIMCO PEA Innovation Fund Performance Summary

Objective:	Portfolio:	Fund Inception Date:
Capital appreciation; no consideration given to income.	Common stocks of technology-	12/22/94
related companies with market
Number of Securities in the Portfolio:	capitalizations of more than	Total Net Assets:
69 (not including short-term instruments)	$200 million	$779.2 million

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/22/94)
A Class	–21.79%	–52.37%	–42.90%	–4.37%	—	5.72%

A Class (adjusted)	–26.09%	–54.99%	–43.96%	–5.45%	—	4.98%

B Class	–22.13%	–52.73%	–43.33%	–5.02%	—	5.08%

B Class (adjusted)	–26.02%	–55.10%	–43.83%	–5.31%	—	5.08%

C Class (adjusted)	–22.85%	–53.18%	–43.32%	–5.01%	—	4.98%

NASDAQ Composite Index	–8.73%	–31.53%	–31.02%	–3.18%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Science & Technology Funds Avg.	–13.76%	–43.01%	–37.58%	–3.03%	—	—

CHANGE IN VALUE For periods ended 12/31/02

6     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02

PIMCO PEA Innovation Fund Portfolio Statistics

Top Ten Holdings	% of Total Investments	Common Stock Sector Breakdown

Oracle Corp.	3.0%
Dell Computer Corp.	3.0%
Microsoft Corp.	2.9%
Accenture Ltd.	2.8%
IBM Corp.	2.6%
Mercury Interactive Corp.	2.6%
eBay, Inc.	2.6%
Emulex Corp.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.5%
BEA Systems, Inc.	2.4%
Top Ten Total	26.9%

Portfolio Composition
Common Stock	95.9%
Cash Equivalents	4.1%

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Equity funds are subject to the basic stock market risk that a particular security or securities, in general, may decrease in value. This Fund may invest in IPO’s which may affect performance. Because this fund concentrates on investments in the technology sector this fund may be subject to additional risk and additional volatility compared to a diversified equity fund because (i) technology securities tend to be more volatile than the overall stock market and (ii) this Fund can invest in smaller and/or unseasoned companies which tend to be riskier and more volatile than other types of investments. The Fund may also invest up to 40% in foreign securities, which may entail greater risk due to foreign economic and political developments. Like many funds, especially technology funds, this Fund experienced historically high returns in 1999. There can be no assurance such results will recur. If they do not, 1999 returns will contribute disproportionately to the Fund’s multiple-year results. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns for the fund’s Class B shares which commenced operation on 5/95 represents the prior performance of Class A shares adjusted to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The specific security examples mentioned may or may not be held in the Innovation Fund. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. It is not possible to invest directly in an unmanaged index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in the fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the fund.

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     7

PIMCO PEA Innovation Fund Schedule of Investments
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Common Stocks 97.6%
Capital Goods 0.6%
Silicon Laboratories, Inc. (a)(b)	224,800	$4,289

Communications 2.8%
Nokia Oyj SP - ADR (a)	983,400	15,243
Vodafone Group PLC SP- ADR	351,200	6,364

		21,607

Consumer Discretionary 2.9%
Amazon.com, Inc. (a)(b)	950,700	17,959
Clear Channel Communications, Inc. (a)	128,100	4,777

		22,736

Consumer Services 2.6%
eBay, Inc. (a)	299,500	20,312

Financial & Business Services 2.8%
Accenture Ltd. (a)(b)	1,222,500	21,993

Healthcare 9.9%
Amgen, Inc. (a)	288,000	13,922
Boston Scientific Corp. (a)	253,400	10,775
Cephalon, Inc. (a)(b)	147,600	7,183
Genentech, Inc. (a)	4,500	149
Gilead Sciences, Inc. (a)	323,300	10,992
IDEC Pharmaceuticals Corp. (a)(b)	3,400	113
Scios, Inc. (a)(b)	5,000	163
Teva Pharmaceutical Industries Ltd. SP - ADR	383,900	14,822
WebMD Corp. (a)(b)	918,100	7,850
Zimmer Holdings, Inc. (a)	274,500	11,397

		77,366

Technology 76.0%
Agere Systems, Inc. ‘A’ (a)	2,622,600	3,777
Altera Corp. (a)	1,052,700	12,990
Amdocs Ltd. (a)	620,700	6,095
Applied Materials, Inc. (a)	593,100	7,728
BEA Systems, Inc. (a)	1,683,028	19,304
Broadcom Corp. ‘A’ (a)(b)	1,058,200	15,936
CIENA Corp. (a)	1,594,300	8,195
Cisco Systems, Inc. (a)	621,400	8,140
Cognizant Technology Solutions Corp. (a)(b)	89,900	6,493
Cree, Inc. (a)(b)	475,700	7,778
Cypress Semiconductor Corp. (a)	704,600	4,030
Dell Computer Corp. (a)	886,300	23,700
Emulex Corp. (a)(b)	1,049,795	19,474
Flextronics International Ltd. (a)	1,610,200	13,188
GlobespanVirata, Inc. (a)	192,725	850
Hewlett-Packard Co.	846,800	14,700
IBM Corp.	267,800	20,754
Infosys Technologies Ltd. SP - ADR (b)	82,500	5,738
Intel Corp.	535,400	8,336

8     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO PEA Innovation Fund Schedule of Investments
December 31, 2002 (Unaudited)

	Shares	Value (000s)

International Game Technology (a)	62,700	$4,760
International Rectifier Corp. (a)(b)	173,900	3,210
JDS Uniphase Corp. (a)	2,542,900	6,281
Juniper Networks, Inc. (a)(b)	1,138,800	7,744
KLA-Tencor Corp. (a)(b)	389,000	13,759
Kulicke & Soffa Industries, Inc. (a)(b)	1,145,900	6,555
Marvell Technology Group Ltd. (a)(b)	808,827	15,254
Maxim Integrated Products, Inc.	92,700	3,063
Mercury Interactive Corp. (a)(b)	691,400	20,458
Microchip Technology, Inc.	506,357	12,380
Microsoft Corp. (a)	451,500	23,343
National Semiconductor Corp. (a)	1,207,900	18,131
Novellus Systems, Inc. (a)	284,700	7,994
Oracle Corp. (a)	2,219,495	23,971
Pixar, Inc. (a)(b)	149,800	7,938
QLogic Corp. (a)(b)	346,100	11,944
QUALCOMM, Inc. (a)	347,900	12,660
RF Micro Devices, Inc. (a)(b)	2,022,300	14,783
Sanmina-SCI Corp. (a)	2,534,654	11,381
SAP AG (a)(b)	792,600	15,456
Seagate Technology (a)(b)	959,900	10,300
Siebel Systems, Inc. (a)	857,000	6,410
Symantec Corp. (a)	410,400	16,601
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	2,754,838	19,422
Teradyne, Inc. (a)	1,408,864	18,329
United Microelectronics Corp. SP - ADR (b)	1,706,735	5,735
UTStarcom, Inc. (a)(b)	563,500	11,174
VERITAS Software Corp. (a)	775,500	12,113
Vishay Intertechnology, Inc. (a)	662,500	7,407
Vitesse Semiconductor Corp. (a)(b)	788,200	1,722
Western Digital Corp. (a)	1,235,700	7,896
Xilinx, Inc. (a)	672,500	13,800
Yahoo, Inc. (a)	772,500	12,630
		591,810

Total Common Stocks (Cost $826,861)		760,113

See accompanying notes | 12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     9

PIMCO PEA Innovation Fund Schedule of Investments (Cont.)
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Short-Term Instruments 4.2%

Repurchase Agreement 4.2%
State Street Bank
1.050% due 01/02/2003	$32,838	$32,838
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.000% due 11/21/2003 valued at $33,500. Repurchase proceeds are $32,840.)

Total Short-Term Instruments (Cost $32,838)		32,838

Total Investments 101.8% (Cost $859,699)		$792,951
Other Assets and Liabilities (Net) (1.8%)		(13,709)

Net Assets 100.0%		$779,242

Notes to Schedule of Investments (amounts in thousands):
(a) Non-income producing security.
(b) Portion of securities on loan with an aggregate market value of $158,667; cash collateral of $167,882 was received with which the Fund purchased securities.

10     PIMCO PEAInnovation Fund Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO PEA Innovation Fund Financial Highlights

Class A Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net asset value beginning of period	$13.77		$28.74		$72.29		$37.46		$24.28		$17.43

Net investment (loss)	(0.06	)(a)	(0.23	)(a)	(0.46	)(a)	(0.58	)(a)	(0.28	)(a)	(0.19	)(a)

Net realized/ unrealized gain (loss) on investments	(2.94	)(a)	(14.74	)(a)	(36.74	)(a)	41.80	(a)	14.72	(a)	8.21	(a)

Total income (loss) from investment operations	(3.00)		(14.97)		(37.20)		41.22		14.44		8.02

Distributions from net realized capital gains	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Total distributions	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Net asset value end of period	$10.77		$13.77		$28.74		$72.29		$37.46		$24.28

Total return	(21.79)%		(52.09)%		(55.14)%		115.04%		61.36%		48.10%

Net assets end of period (000s)	$234,821		$300,730		$734,124		$1,408,455		$313,946		$85,800

Ratio of expenses to average net assets	1.30	%*	1.31	%(b)	1.28	%(c)	1.30%		1.30%		1.31%(b	)

Ratio of net investment (loss) to average net assets	(1.14	)%*	(1.12)%		(0.95)%		(0.91)%		(0.90)%		(0.94)%

Portfolio turnover rate	93%		207%		271%		186%		119%		100%

+ Unaudited
* Annualized
(a)							Per share amounts based on average number of shares outstanding during the period.
(b)							Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(c)							If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.

See accompanying notes | 12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     11

PIMCO PEA Innovation Fund Financial Highlights

Class B Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net asset value beginning of period	$12.88		$27.07		$69.06		$36.09		$23.60		$17.10

Net investment (loss)	(0.10	)(a)	(0.37	)(a)	(0.78	)(a)	(1.01	)(a)	(0.49	)(a)	(0.33	)(a)

Net realized/ unrealized gain (loss) on investments	(2.75	)(a)	(13.82	)(a)	(34.86	)(a)	40.37	(a)	14.24	(a)	8.00	(a)

Total income (loss) from investment operations	(2.85)		(14.19)		(35.64)		39.36		13.75		7.67

Distributions from net realized capital gains	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Total distributions	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Net asset value end of period	$10.03		$12.88		$27.07		$69.06		$36.09		$23.60

Total return	(22.13)%		(52.42)%		(55.48)%		114.17%		60.17%		46.95%

Net assets end of period (000s)	$221,675		$304,020		$801,890		$1,680,792		$351,876		$81,130

Ratio of expenses to average net assets	2.05	%*	2.06	%(b)	2.03	%(c)	2.05%		2.05%		2.06	%(b)

Ratio of net investment (loss) to average net assets	(1.90	)%*	(1.87)%		(1.69)%		(1.66)%		(1.64)%		(1.69)%

Portfolio turnover rate	93%		207%		271%		186%		119%		100%

+ Unaudited
* Annualized
(a)							Per share amounts based on average number of shares outstanding during the period.
(b)							Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)							If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.

12     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO PEA INNOVATION FUND Financial Highlights

Class C Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net asset value beginning of period	$12.87		$27.06		$69.04		$36.08		$23.59		$17.09

Net investment (loss)	(0.10	)(a)	(0.37	)(a)	(0.79	)(a)	(1.00	)(a)	(0.48	)(a)	(0.33	)(a)

Net realized/ unrealized gain (loss) on investments	(2.74	)(a)	(13.82	)(a)	34.84	(a)	40.35	(a)	14.23	(a)	8.00	(a)

Total income (loss) from investment operations	(2.84)		(14.19)		(35.63)		39.35		13.75		7.67

Distributions from net realized capital gains	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Total distributions	0.00		0.00		(6.35)		(6.39)		(1.26)		(1.17)

Net asset value end of period	$10.03		$12.87		$27.06		$69.04		$36.08		$23.59

Total return	(22.07)%		(52.44)%		(55.48)%		114.17%		60.20%		46.97%

Net assets end of period (000s)	$290,315		$381,016		$1,009,666		$2,275,811		$580,251		$219,258

Ratio of expenses to average net assets	2.05	%*	2.06	%(b)	2.04	%(c)	2.05%		2.05%		2.06	%(b)

Ratio of net investment (loss) to average net assets	(1.90	)%*	(1.87)%		(1.70)%		(1.66)%		(1.65)%		(1.69)%

Portfolio turnover rate	93%		207%		271%		186%		119%		100%

+ Unaudited
* Annualized
(a)							Per share amounts based on average number of shares outstanding during the period.
(b)							Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(c)							If the net assets for the ClassA, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.05% for the period ended June30, 2001.

See accompanying notes | 12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     13

PIMCO PEA Innovation Fund Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$792,951
Collateral for securities on loan	167,882
Security lending interest receivable	81
Receivable for investments sold	15,663
Receivable for Fund shares sold	950
Interest and dividends receivable	62

977,589

Liabilities:
Payable for investments purchased	$22,176
Due to Custodian	538
Payable for Fund shares redeemed	6,477
Payable for collateral for securities on loan	167,882
Accrued investment advisory fee	465
Accrued administration fee	283
Accrued distribution fee	352
Accrued servicing fee	174

198,347

Net Assets	$779,242

Net Assets Consist of:
Paid in capital	$4,165,114
Undistributed (overdistributed) net investment income	(6,685)
Accumulated undistributed net realized (loss)	(3,323,479)
Net unrealized (depreciation)	(55,708)

$779,242

Net Assets:
Class A	$234,821
Class B	221,675
Class C	290,315
Other Classes	32,431

Shares Issued and Outstanding:
Class A	21,797
Class B	22,092
Class C	28,944
Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.77
Class B	10.03
Class C	10.03

Cost of Investments Owned	$859,699

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

14     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO PEA Innovation Fund Statement of Operations
For the six months ended December31, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$122
Dividends, net of foreign taxes	286
Security lending income	301
Total Income	709

Expenses:
Investment advisory fees	2,681
Administration fees	1,635
Distribution fees–Class B	895
Distribution fees–Class C	1,152
Servicing fees–Class A	308
Servicing fees–Class B	298
Servicing fees–Class C	384
Distribution and/or servicing fees–Other Classes	18
Trustees’ fees	14
Interest expense	9
Total Expenses	7,394

Net Investment (Loss)	(6,685)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(535,429)
Net realized gain on foreign currency transactions	1
Net change in unrealized appreciation on investments	332,095
Net (loss)	(203,333)

Net (Decrease) in Assets Resulting from Operations	$(210,018)

See accompanying notes | 12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     15

PIMCO PEA Innovation Fund Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002
Increase (Decrease) in Net Assets from:

Operations:
Net investment (loss)	$(6,685)	$(28,446)
Net realized (loss)	(535,428)	(894,841)
Net change in unrealized appreciation (depreciation)	332,095	(356,071)
Net (decrease) resulting from operations	(210,018)	(1,279,358)

Distributions to Shareholders:
From net realized capital gains
Class A	0	(6)
Class B	0	(7)
Class C	0	(9)
Other Classes	0	0

Total Distributions	0	(22)

Fund Share Transactions:
Receipts for shares sold
Class A	73,127	277,382
Class B	10,265	52,351
Class C	24,163	95,820
Other Classes	12,595	45,631
Issued in reorganization
Class A	19,951	1,371
Class B	17,215	1,141
Class C	29,572	1,215
Other Classes	840	0
Issued as reinvestment of distributions
Class A	0	11
Class B	0	0
Class C	0	7
Other Classes	0	0
Cost of shares redeemed
Class A	(97,361)	(349,422)
Class B	(47,486)	(162,833)
Class C	(67,053)	(238,653)
Other Classes	(12,592)	(33,462)
Net (decrease) resulting from Fund share transactions	(36,764)	(309,441)

Total (Decrease) in Net Assets	(246,782)	(1,588,821)

Net Assets:
Beginning of period	1,026,024	2,614,845
End of period*	$779,242	$1,026,024

*Including net undistributed (overdistributed) investment income of:	$(6,685)	$0

16     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO PEA Innovation Fund Notes to Financial Statements
December 31, 2002 (Unaudited)

1. Organization
The PEA Innovation Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available. may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undis-

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     17

PIMCO PEA Innovation Fund Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

tributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Fund has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $456.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of the Fund. The advisory fee is charged at annual rate 0.65%. The Fund also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40% for the Fund. The Administrative Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25% for all the Fund. The Administration Fee for Class D is charged at the annual rate of 0.40% for the Fund.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of

18     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02

PIMCO PEA Innovation Fund Notes to Financial Statements
December 31, 2002 (Unaudited)

shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $821,603 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

PEA Innovation Fund	$826,180	$875,816

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     19

PIMCO PEA Innovation Fund Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

5. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)

PEA Innovation Fund	$42,053	$(108,801)	$(66,748)

6. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Innovation Fund

	Period ended 12/31/2002		Year Ended 06/30/2002
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	6,443	$73,127	13,326	$277,382
Class B	966	10,265	2,606	52,351
Class C	2,291	24,163	4,753	95,820
Other Classes	1,109	12,595	2,154	45,631

Issued in reorganization
Class A	2,171	19,951	65	1,371
Class B	2,008	17,215	58	1,141
Class C	3,450	29,572	61	1,215
Other Classes	91	840	0	0

Issued as reinvestment of distributions
Class A	0	0	0	11
Class B	0	0	0	0
Class C	0	0	0	7
Other Classes	0	0	0	0
Cost of shares redeemed
Class A	(8,652)	(97,361)	(17,101)	(349,422)
Class B	(4,491)	(47,486)	(8,675)	(162,833)
Class C	(6,397)	(67,053)	(12,524)	(238,653)
Other Classes	(1,118)	(12,592)	(1,646)	(33,462)

Net (decrease) resulting from Fund share transactions	(2,130)	$(36,764)	(16,923)	$(309,441)

20     PIMCO PEA Innovation Fund Semi-Annual Report | 12.31.02

PIMCO PEA Innovation Fund Notes to Financial Statements
December 31, 2002 (Unaudited)

7. Reorganization

The Acquiring Fund as listed below, acquired the assets and certain liabilities of the Acquired Funds, also listed below, in a tax-free exchange for shares of the Acquiring Fund pursuant to a plan of reorganization approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized Appreciation/ (Depreciation)

PEA Innovation Fund	Global Innovation Fund	10/11/2002	7,719	$67,578	$67,578	$621,453	$689,032	$(11,040)

	Healthcare Innovation Fund	03/15/2002	184	3,727	3,727	1,741,717	1,745,444	125

12.31.02 | PIMCO PEA Innovation Fund Semi-Annual Report     21

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCOAdvisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcoadvisors.com.

PZ037S.2/03

Semi-Annual Report

12.31.02

PIMCO PEA Renaissance Fund

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes

A   B   C

PIMCO
ADVISORS

Letter to Shareholders

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 6.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,

Stephen Treadway
Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

2     PIMCO PEA Renaissance Fund Semi-Annual Report   |  12.31.02

Management Review & Outlook

In a challenging market for stocks, PIMCO PEA Renaissance Fund significantly underperformed for the third quarter of 2002, posting a loss of –31.78% and underperforming the Lipper Mid-Cap Value Funds Average (–18.25%). Even though the Fund staged a dramatic comeback in the fourth quarter—gaining more than 16% and outperforming its Lipper Category Average—its poor performance in the third prevented it from achieving relative outperformance for the six-month period ending December 31, 2002. Below, John Schneider, the Fund’s portfolio manager, comments on these results and offers some insight for the markets and value stocks going forward.

Q. How would you characterize the climate for stock market investing in 2002?
A. Unlike 2000 and 2001, when we were able to produce positive results for the Fund despite negative returns in the broad market, 2002 was a difficult year. Every sector in the S&P 500 declined. Value stocks fell as much as growth stocks, and both small-cap and large-cap stocks posted negative returns. Particularly hard hit this year were stocks with high operating and financial leverage, characteristics of many of the stocks in our portfolio.

Q. How did the Fund perform in the second half of 2002?
A. The stock market experienced a record-setting decline in the third quarter of 2002, and PIMCO PEA Renaissance Fund significantly underperformed during this period. Unfortunately, although the Fund outperformed in the fourth quarter, gaining more than 16%, it was unable to achieve relative outperformance for the six-month period ending December 31, 2002.

Q. What caused the Fund’s underperformance?
A. The Fund’s pro-cyclical positioning, which actually helped its performance earlier in the year, caused it to underperform significantly in the third quarter as signs of a sputtering economy led investors to punish more cyclical areas of the stock market. In particular, the Fund’s exposure to commodity technology stocks such as Micron and Advanced Micro Devices proved a drag on performance.

Airline and financial services stocks also negatively affected the Fund’s performance. Several high-profile bankruptcies plagued the airline industry during this period, causing investors to eschew these stocks. Financial services stocks were also hurt, as falling interest rates squeezed profit margins.

12.31.02 | PIMCO PEA Renaissance Fund Semi-Annual Report     3

Q. What helped the Fund’s performance in the fourth quarter?
A. The same pro-cyclical positioning that hurt performance in the third quarter significantly, aided the Fund’s performance in the fourth quarter when the stock market experienced a significant rally. Commodity technology contributed strongly to performance during that period, with both Hewlett-Packard and Sanmina experiencing strong gains. The Fund also benefited from good stock selection in the consumer discretionary sector, as stocks such as J.C. Penney performed solidly. The Fund’s overweight in energy also positively affected performance, as holdings such as Nabors Industries performed well.

Q. Are you negative on the economy right now?
A. Despite excessive hand-wringing over the economy, GDP in 2002 looks to have grown at slightly less than 2.5%, a rate roughly equal to an average year in the domestic economy. Although the current economic recovery is weaker than usual, fears of an economic double dip appear unfounded. We think the economy will continue to grow at its historical average rate of about 3% in 2003—and that’s why we will continue to maintain a pro-cyclical positioning in the Fund.

Q. Where will economic growth come from in 2003?
A. In 2002, the consumer was the primary driver of the economy, with housing market and auto sales remaining stronger than expected. Going forward, we see consumer demand weakening and the industrial economy picking up the slack. On the industrial side, we see pent up demand: capital spending has remained below depreciation levels for several quarters, indicating that capital goods have not been replaced as they have worn out. This situation is unsustainable. For the first time in several years, we also have three macroeconomic stimuli working in our favor. The federal government is preparing a large fiscal stimulus package, which could require deficit spending in order to fund. While this may, in fact, be bearish for interest rates, it is likely to spur an increase in real demand. We also have an aggressive Federal Reserve Board that has clearly indicated its willingness to keep interest rates at historic lows to help avoid deflation. A final, often-ignored potential bolster to the economy is the weakening of the U.S. dollar, which makes goods that America exports more affordable to foreigners.

4     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02

Q. Given this economic scenario, how are you positioning the portfolio?
A. Because we are optimistic about the economy, we are maintaining our pro-cyclical tilt. We remain overweight in the energy sector, particularly natural gas, and have added to our technology exposure, especially in semiconductors. We have positioned the Fund for economic improvement by underweighting regional banks and consumer staples, two sectors that tend to underperform in periods of economic recovery.

Q. What is your outlook for the stock market in the coming year?
A. Our outlook for the stock market in 2003 is positive. As we mentioned, the economy appears poised to rebound nicely—and, most importantly, corporate profits are growing at a double-digit rate. We are optimistic that the disconnect between improving earnings and the poor stock market in 2002 could give way to an environment that both rewards and anticipates improving fundamentals. Going forward, we remain confident in the pro-cyclical positioning of our portfolio, as well as our investment process. And due to the recent stock market rout, we are finding more attractively valued stocks than we have in some time—which makes us very optimistic about the current opportunities in value investing.

John Schneider is a Managing Director of PIMCO Equity Advisors and Portfolio Manager of Renaissance Fund. Previously Senior Vice President and Principal at Schneider Capital Management, he has 15 years of investment experience. Prior to Schneider Capital Management, Mr. Schneider was Director of Research and a Member of the Operating Committee at Newbold’s Asset Management. He received a B.S. in Finance from Lehigh University.

12.31.02 | PIMCO PEA Renaissance Fund Semi-Annual Report     5

PIMCO PEA Renaissance Fund Performance Summary

OBJECTIVE: Long-term growth of capital and income.	PORTFOLIO: Primarily common stocks of companies with below-average valuations whose business fundamentals are expected to improve.	FUND INCEPTION DATE: 4/18/88

NUMBER OF SECURITIES IN THE PORTFOLIO:		TOTAL NET ASSETS: $3.0 billion
71 (not including short-term instruments)

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (4/18/88)

A Class	–20.38%	–26.10%	6.71%	8.28%	14.31%	12.48%

A Class (adjusted)	–24.76%	–30.17%	4.72%	7.06%	13.66%	12.04%

B Class	–20.70%	–26.65%	5.92%	7.44%	13.70%	12.07%

B Class (adjusted)	–24.48%	–30.15%	5.03%	7.19%	13.70%	12.07%

C Class (adjusted)	–21.47%	–27.36%	5.90%	7.47%	13.46%	11.63%

Russell 1000 Value Index	–11.29%	–15.52%	–5.14%	1.16%	10.80%	—

Russell Mid-Cap Value Index	–12.16%	–9.65%	3.28%	2.95%	11.05%	—

Lipper Multi-Cap Value Funds Avg.	–11.47%	–17.88%	-3.34%	1.35%	9.69%	—

CHANGE IN VALUE For periods ended 12/31/02

6     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02

PIMCO PEA Renaissance Fund Portfolio Statistics

Top Ten Holdings	% of Total Investments	Common Stock Sector Breakdown

J.C. Penney Co., Inc.	5.2%

J.P. Morgan Chase & Co.	4.6%

PG&E Corp.	4.3%

Pride International, Inc.	4.1%

Nabors Industries Ltd.	4.1%

Liberty Media Corp. ‘A’	4.1%

Micron Technology, Inc.	3.8%

Sanmina-SCI Corp.	3.5%

Household International, Inc.	3.4%

Tyco International Ltd.	3.3%

Top Ten Total	40.4%

Portfolio Composition

Common Stock	97.0%

Cash Equivalents	2.7%

Convertible Bonds & Notes	0.3%

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The Fund may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. Returns for the fund’s Class A & B shares represent the prior performance of Class C shares to reflect different sales charges and different operating expenses. The fund’s Class A & B shares commenced operation on 2/91 & 5/95, respectively. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class C shares have a 1% CDSC, which may apply in the first year of ownership. The specific security examples mentioned may or may not be held in the Renaissance Fund. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. The Russell Mid-Cap Value Index is an index with lower price-to-book ratios and lower forecasted growth values. Stocks are also members of Russell 1000 Value. The Russell 1000 Value Index is an unmanaged group of stocks considered to be representative of large cap stocks with less than average growth orientation. It is not possible to invest directly in an unmanaged index. The fund also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in the fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in the fund.

12.31.02 | PIMCO PEA Renaissance Fund Semi-Annual Report     7

PIMCO PEA Renaissance Fund Schedule of Investments
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Common Stocks 97.4%
Aerospace 0.4%
Goodrich Corp. (a)	634,100	$11,617

Capital Goods 9.6%
ArvinMeritor, Inc. (a)	790,000	13,169
CNH Global NV	7,377,400	28,034
Fiat SpA	111,000	903
Navistar International Corp. (a)(b)	3,817,000	92,791
Tyco International Ltd. (a)	5,929,800	101,281
Visteon Corp. (a)	5,285,800	36,789
York International Corp.	686,700	17,559

		290,526

Consumer Discretionary 6.7%
Goodyear Tire & Rubber Co. (a)	1,540,000	10,487
Hasbro, Inc.	286,300	3,307
J.C. Penney Co., Inc. (a)	6,801,300	156,498
Sears, Roebuck & Co.	1,300,000	31,135

		201,427

Consumer Services 4.1%
Liberty Media Corp. ‘A’ (b)	13,785,981	123,247

Consumer Staples 1.0%
Fleming Cos., Inc.	2,775,200	18,233
Loews Corp. - Carolina Group (a)	673,500	13,652

		31,885

Energy 18.0%
Burlington Resources, Inc.	770,000	32,840
Diamond Offshore Drilling, Inc.	1,388,600	30,341
El Paso Corp. (a)(b)	8,496,400	59,135
Nabors Industries Ltd. (a)(b)	3,512,600	123,889
Noble Energy, Inc. (a)	50,000	1,877
Petroleo Brasileiro S.A. SP - ADR	10,000	149
Pride International, Inc. (a)(b)	8,335,000	124,191
Rowan Cos., Inc. (b)	3,225,500	73,219
Tidewater, Inc.	200,000	6,220
Valero Energy Corp. (a)	2,480,000	91,611
Veritas DGC, Inc. (a)(b)	142,800	1,128

		544,600

Financial & Business Services 18.1%
ACE Ltd.	2,346,200	68,837
American Financial Group, Inc. (a)	1,373,460	31,686
AmeriCredit Corp. (b)	6,405,100	49,575
CIGNA Corp.	820,000	33,718
CIT Group, Inc.	2,103,600	41,231
Fairfax Financial Holdings Ltd. (a)	282,850	21,684
Household Finance Corp.	280,000	8,627
Household International, Inc.	3,695,958	102,785
J.P. Morgan Chase & Co.	5,856,800	140,563

8     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02 | See accompanying notes

PIMCO PEA Renaissance Fund Schedule of Investments
December 31, 2002 (Unaudited)

	Shares	Value (000s)

Loews Corp.	760,000	$33,790
Metris Cos., Inc.	122,149	302
SPDR Trust	150,000	13,234

		546,032

Healthcare 2.5%
HEALTHSOUTH Corp. (b)	11,780,000	49,476
PacifiCare Health Systems, Inc. (b)	796,600	22,345
The Phoenix Cos., Inc. (a)	550,000	4,180

		76,001

Materials & Processing 8.4%
Alcan, Inc.	1,871,000	55,232
Bowater, Inc. (a)	500,000	20,975
Crompton Corp. (b)	1,754,600	10,440
FMC Corp. (a)(b)	455,000	12,431
Freeport-McMoran Copper & Gold, Inc. (a)(b)	750,000	12,585
Georgia-Pacific Corp.	2,115,000	34,178
IMC Global, Inc.	5,657,700	60,368
Phelps Dodge Corp.	210,000	6,646
Solutia, Inc. (a)	6,247,000	22,677
Tembec, Inc. (b)	2,886,800	20,082

		255,614

Technology 16.4%
Advanced Micro Devices, Inc. (a)(b)	8,480,000	54,781
Amkor Technology, Inc. (a)(b)	4,918,100	23,410
Arrow Electronics, Inc. (a)(b)	38,900	497
Credence Systems Corp. (a)(b)	2,631,700	24,398
Kulicke & Soffa Industries, Inc. (a)(b)	2,650,000	15,158
Maxtor Corp. (a)(b)	11,957,900	60,507
Micron Technology, Inc. (a)(b)	11,819,638	115,123
Sanmina-SCI Corp. (b)	23,565,600	105,810
Seagate Technology (a)(b)	1,625,300	17,439
Solectron Corp. (a)(b)	12,400,000	44,020
Teradyne, Inc. (a)(b)	2,615,000	34,021

		495,164

Transportation 7.1%
AMR Corp. (a)(b)	7,798,600	51,471
CSX Corp. (b)	3,464,500	98,080
Swift Transportation Co., Inc. (b)	3,256,300	65,185

		214,736

Utilities 5.1%
Calpine Corp. (b)	30,000	98
PG&E Corp. (a)(b)	9,317,100	129,508
TXU Corp. (a)	1,231,300	23,001
Xcel Energy, Inc. (a)	30,000	330

		152,937

Total Common Stocks (Cost $3,560,190)		2,943,786

See accompanying notes |12.31.02 |PIMCO PEA Renaissance Fund Semi-Annual Report     9

PIMCO PEA Renaissance Fund Schedule of Investments (Cont.)
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

Convertible Bonds & Notes 0.2%
Healthcare 0.2%
HEALTHSOUTH Corp. 3.250% due 04/01/2003	$7,000	$6,869
Utilities 0.0%
Adelphia Communications Corp. 6.000% due 02/15/2006 (a)(c)	10,000	875

Total Convertible Bonds & Notes (Cost $14,043)		7,744

Short-Term Instruments 2.8%
Repurchase Agreement 2.8%
State Street Bank
1.050% due 01/02/2003	83,364	83,364

(Dated 12/31/2002. Collateralized by Fannie Mae 3.000% due 06/15/2004 valued at $51,001 and Freddie Mac 2.560% due 09/10/2004 valued at $34,033. Repurchase proceeds are $83,369.)
Total Short-Term Instruments (Cost $83,364)		83,364

Total Investments 100.4% (Cost $3,657,597)		$3,034,894
Other Assets and Liabilities (Net) (0.4%)		(13,367)

Net Assets 100.0%		$3,021,527

Notes to Schedule of Investments (amounts in thousands):

(a)	Portion of securities on loan with an aggregate market value of $298,943; cash collateral of $315,387 was received with which the Fund purchased securities.

(b)	Non-income producing security.

(c)	Security is in default.

10     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02 | See accompanying notes

PIMCO PEA Renaissance Fund Financial Highlights

Class A Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001	06/30/2000	06/30/1999		06/30/1998

Net asset value beginning of period	$19.10		$19.31		$14.95	$18.21	$19.10		$17.73

Net investment income (loss)	0.01	(a)	0.02	(a)	0.10 (a)	0.06 (a)	(0.01	)(a)	0.07	(a)

Net realized/unrealized gain (loss) on investments	(3.88	)(a)	1.09	(a)	5.46 (a)	0.13 (a)	1.45	(a)	4.91	(a)

Total income (loss) from investment operations	(3.87)		1.11		5.56	0.19	1.44		4.98

Dividends from net investment income	0.00		0.00		(0.07)	0.00	0.00		(0.08)

Distributions from net realized capital gains	(0.69)		(1.32)		(1.13)	(3.45)	(2.33)		(3.53)

Total distributions	(0.69)		(1.32)		(1.20)	(3.45)	(2.33)		(3.61)

Net asset value end of period	$14.54		$19.10		$19.31	$14.95	$18.21		$19.10

Total return	(20.38)%		5.43%		38.39%	3.36%	9.94%		30.98%

Net assets end of period (000s)	$1,033,677		$1,503,396		$424,024	$68,433	$90,445		$85,562

Ratio of expenses to average net assets	1.26	%(c)*	1.24	%(b)(d)	1.25%	1.25%	1.26%	(c)	1.26	%(c)

Ratio of net investment income to average net assets	0.11	%*	0.09%		0.57%	0.36%	(0.04)%		0.35%

Portfolio turnover rate	41%		109%		138%	133%	221%		192%

+ Unaudited
*Annualized
(a)					Per share amounts based on average number of shares outstanding during the period.
(b)					If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.25% for the period ended June30, 2002.
(c)					Ratio of expenses to average net assets excluding trustees’ expense is 1.25%.
(d)					Ratio of expenses to average net assets excluding trustees’ expense is 1.23%.

See accompanying notes |12.31.02 |PIMCO PEA Renaissance Fund Semi-Annual Report     11

PIMCO PEA Renaissance Fund Financial Highlights

Class B Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001		06/30/2000		06/30/1999		06/30/1998

Net asset value beginning of period	$18.37		$18.74		$14.60		$17.99		$19.06		$17.77

Net investment loss	(0.05	)(a)	(0.13	)(a)	(0.03	)(a)	(0.07	)(a)	(0.13	)(a)	(0.07	)(a)

Net realized/unrealized gain (loss) on investments	(3.73	)(a)	1.08	(a)	5.31	(a)	0.13	(a)	(1.39	)(a)	4.91	(a)

Total income (loss) from investment operations	(3.78)		0.95		5.28		0.06		1.26		4.84

Dividends from net investment income	0.00		0.00		(0.01)		0.00		0.00		(0.02)

Distributions from net realized capital gains	(0.69)		(1.32)		(1.13)		(3.45)		(2.33)		(3.53)

Total distributions	(0.69)		(1.32)		(1.14)		(3.45)		(2.33)		(3.55)

Net asset value end of period	$13.90		$18.37		$18.74		$14.60		$17.99		$19.06

Total return	(20.70)%		4.71%		37.23%		2.59%		8.94%		29.99%

Net assets end of period (000s)	$766,167		$1,090,610		$315,977		$89,621		$126,576		$100,688

Ratio of expenses to average net assets	2.01	%(c)*	1.98	%(b)	2.00%		2.00%		2.00%		2.01	%(c)

Ratio of net investment (loss) to average net assets	(0.64	)%*	(0.65)%		(0.17)%		(0.45)%		(0.78)%		(0.39)%

Portfolio turnover rate	41%		109%		138%		133%		221%		192%

+ Unaudited
* Annualized
(a)					Per share amounts based on average number of shares outstanding during the period.
(b)					If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expense to average net assets would have been 2.00% for the period ended June 30, 2002.
(c)					Ratio of expense to average net assets excluding trustees’ expense is 2.00%.

12     PIMCO PEA Renaissance Fund Semi-Annual Report|12.31.02| See accompanying notes

PIMCO PEA Renaissance Fund Financial Highlights

Class C Shares

Selected Per Share Data for the Year or Period Ended:	12/31/2002+		06/30/2002		06/30/2001		06/30/2000		03/31/1999		06/30/1998

Net asset value beginning of period	$18.26		$18.64		$14.52		$17.91		$18.96		$17.69

Net investment (loss)	(0.05	)(a)	(0.13	)(a)	(0.02	)(a)	(0.07	)(a)	(0.13	)(a)	(0.07	)(a)

Net realized/unrealized gain (loss) on investments	(3.71	)(a)	1.07	(a)	5.28	(a)	0.13	(a)	1.41	(a)	4.88	(a)

Total income (loss) from investment operations	(3.76)		0.94		5.26		0.06		1.28		4.81

Dividends from net investment income	0.00		0.00		(0.01)		0.00		0.00		(0.01)

Distributions from net realized capital gains	(0.69)		(1.32)		(1.13)		(3.45)		(2.33)		(3.53)

Total distributions	(0.69)		(1.32)		(1.14)		(3.45)		(2.33)		(3.54)

Net asset value end of period	$13.81		$18.26		$18.64		$14.52		$17.91		$18.96

Total return	(20.71)%		4.68%		37.29%		2.60%		9.12%		29.98%

Net assets end of period (000s)	$970,689		$1,439,607		$607,511		$311,519		$442,049		$469,797

Ratio of expenses to average net assets	2.01	%(c)*	1.99	%(b)(d)	2.00%		2.00%		2.00%		2.01	%(c)

Ratio of net investment (loss) to average net assets	(0.64	)%*	(0.65)%		(0.14)%		(0.45)%		(0.79)%		(0.37)%

Portfolio turnover rate	41%		109%		138%		133%		221%		192%

+ Unaudited
* Annualized
(a)					Per share amounts based on average number of shares outstanding during the period.
(b)					If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 2.00% for the period ended June30, 2002.
(c)					Ratio of expenses to average net assets excluding trustees’ expense is 2.00%.
(d)					Ratio of expenses to average net assets excluding trustees’ expense is 1.98%.

See accompanying notes |12.31.02 |PIMCO PEA Renaissance Fund Semi-Annual Report     13

PIMCO PEA Renaissance Fund Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$3,034,894
Cash	734
Collateral for securities on loan	315
Security lending interest receivable	87
Receivable for investments sold	12,765
Receivable for Fund shares sold	4,284
Interest and dividends receivable	3,463

3,056,542

Liabilities:
Payable for investments purchased	$16,482
Payable for Fund shares redeemed	13,863
Payable for collateral for securities on loan	315
Distributions payable	1
Accrued investment advisory fee	1,577
Accrued administration fee	1,014
Accrued distribution fee	1,144
Accrued servicing fee	619

35,015

Net Assets	$3,021,527

Net Assets Consist of:
Paid in capital	$4,216,874
Undistributed net investment income	151,374
Accumulated undistributed net realized (loss)	(716,298)
Net unrealized (depreciation)	(630,423)

$3,021,527

Net Assets:
Class A	$1,033,677
Class B	766,167
Class C	970,689
Other Classes	250,994

Shares Issued and Outstanding:
Class A	71,097
Class B	55,128
Class C	70,287

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$14.54
Class B	13.90
Class C	13.81

Cost of Investments Owned	$3,657,597

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

14     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02 | See accompanying notes

PIMCO PEA Renaissance Fund Statement of Operations
For the six months ended December 31, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$915
Dividends, net of foreign taxes	20,255
Security lending income	892

Total Income	22,062

Expenses:
Investment advisory fees	9,718
Administration fees	6,242
Distribution fees–Class B	3,060
Distribution fees–Class C	3,955
Servicing fees–Class A	1,392
Servicing fees–Class B	1,020
Servicing fees–Class C	1,318
Distribution and/or servicing fees–Other Classes	168
Trustees’ fees	108
Interest expense	10

Total Expenses	26,991

Net Investment (Loss)	(4,929)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(555,694)
Net realized gain on foreign currency transactions	10,386
Net change in unrealized (depreciation) on investments	(356,282)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	5

Net (Loss)	(901,585)

Net (Decrease) in Assets Resulting from Operations	$(906,514)

See accompanying notes |12.31.02 |PIMCO PEA Renaissance Fund Semi-Annual Report     15

PIMCO PEA Renaissance Fund Statements of Changes in Net Assets

Amounts in thousands

	Six Months Ended December 31, 2002	Year Ended June 30, 2002

Increase (Decrease) in Net Assets from:
Operations:
Net investment (loss)	$(4,929)	$(9,371)
Net realized gain (loss)	(545,308)	178,029
Net change in unrealized (depreciation)	(356,277)	(331,383)
Net (decrease) resulting from operations	(906,514)	(162,725)

Distributions to Shareholders:
From net investment income
Class A	0	0
Class B	0	0
Class C	0	0
Other Classes	0	(1)
From net realized capital gains
Class A	(47,871)	(48,200)
Class B	(36,806)	(36,377)
Class C	(47,254)	(57,214)
Other Classes	(11,332)	(9,965)

Total Distributions	(143,263)	(151,757)

Fund Share Transactions:
Receipts for shares sold
Class A	187,113	1,423,634
Class B	44,116	909,475
Class C	81,529	1,130,667
Other Classes	90,090	434,437
Issued as reinvestment of distributions
Class A	38,690	38,944
Class B	29,381	26,591
Class C	36,072	44,069
Other Classes	9,759	8,783
Cost of shares redeemed
Class A	(335,863)	(274,495)
Class B	(134,230)	(78,518)
Class C	(238,779)	(246,579)
Other Classes	(100,033)	(152,092)
Net increase (decrease) resulting from Fund share transactions	(292,155)	3,264,916

Fund Reimbursement Fee	1	0

Total Increase (Decrease) in Net Assets	(1,341,931)	2,950,434

Net Assets:
Beginning of period	4,363,458	1,413,024
End of period	$3,021,527	$4,363,458

*Including net undistributed investment income of:	$151,374	$156,303

16     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02 | See accompanying notes

PIMCO PEA Renaissance Fund Notes to Financial Statements
December 31, 2002 (Unaudited)

1.     Organization
The PEA Renaissance Fund (the “Fund”) is a Fund of the PIMCO Funds: Multi-Manager Series (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Fund. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.     Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available, may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

12.31.02 | PIMCO PEA Renaissance Fund Semi-Annual Report     17

PIMCO PEA Renaissance Fund Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

Multiclass Operations. Each class offered by the Fund has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were $239,058.

Securities Lending. The Fund may engage in security lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Security lending income is disclosed as such in the Statement of Operations. The collateral for securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3.     Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract and receives from the Trust a fee based on an annual percentage of the average daily net assets of the Fund. The advisory fee is charged at annual rate 0.60%. The Fund also has a sub-advisor, which under the supervision of the Adviser, directs the investments of the Fund’s assets. The advisory fees received by the Adviser are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40% for the Fund. The Administrative Fee rate for the Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25% for all the Fund. The Administration Fee for Class D is charged at the annual rate of 0.40% for the Fund.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.

18     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02

PIMCO PEA Renaissance Fund Notes to Financial Statements
December 31, 2002 (Unaudited)

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $2,660,335 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.
     Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

12.31.02 | PIMCO PEA Renaissance Fund Semi-Annual Report     19

PIMCO PEA Renaissance Fund Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

4.     Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

PEA Renaissance Fund	$1,339,407	$1,809,053

5.     Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized (Depreciation)

PEA Renaissance Fund	$127,107	$(749,810)	$(622,703)

6.     Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PEA Renaissance Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002

	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	12,216	$187,113	68,399	$1,423,634
Class B	3,023	44,116	45,237	909,475
Class C	5,610	81,529	56,648	1,130,667
Other Classes	5,823	90,090	20,854	434,437
Issued as reinvestment of distributions
Class A	2,567	38,690	1,938	38,944
Class B	2,039	29,381	1,371	26,591
Class C	2,519	36,072	2,285	44,069
Other Classes	644	9,759	435	8,783
Cost of shares redeemed
Class A	(22,392)	(335,863)	(13,592)	(274,495)
Class B	(9,318)	(134,230)	(4,082)	(78,518)
Class C	(16,702)	(238,779)	(12,666)	(246,579)
Other Classes	(6,519)	(100,033)	(7,488)	(152,092)

Net increase (decrease) resulting from Fund share transactions	(20,490)	$(292,155)	159,339	$3,264,916

20     PIMCO PEA Renaissance Fund Semi-Annual Report |12.31.02

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site at www.pimcoadvisors.com.

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PIMCO
ADVISORS

PZ038S.2/03

RCM Funds
 Semi-Annual Report

December 31, 2002

Own the World.

U. S. Stock Funds
RCM LARGE-CAP GROWTH FUND
RCM TAX-MANAGED GROWTH FUND
RCM MID-CAP FUND
RCM SMALL-CAP FUND

Global Stock Funds
RCM GLOBAL SMALL-CAP FUND
RCM GLOBAL TECHNOLOGY FUND
RCM GLOBAL EQUITY FUND

International Stock Funds
RCM INTERNATIONAL GROWTH EQUITY FUND
RCM EMERGING MARKETS FUND
RCM EUROPE FUND

Institutional and Administrative Share Classes

RCM Funds are part of the PIMCO Funds:
Multi-Manager Series Trust

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-927-4648.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02 | PIMCO RCM Funds Semi-Annual Report      3

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$294.9 million
69

PORTFOLIO:		PORTFOLIO MANAGER:
Large capitalization equity securities.		Team Approach

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally aided performance
The six months ending December 31, 2002, was a study in contrasts. July through September followed the pattern set earlier in the year, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. Like many of its peers, PIMCO RCM Large-Cap Growth Fund struggled during this period. But, stocks picked up dramatically in October. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. The Fund’s Institutional Class shares rose 6.30% during the fourth quarter, but still finished the six-month period –7.39%. This return allowed the Fund to outperform both its benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72%).

Emphasis on quality key in third quarter
Going into the third quarter of 2002, we had a cautious outlook for the overall economy and the stock market. Accordingly, we emphasized sectors that are less economically sensitive, such as healthcare and consumer staples. This positioning benefited the Fund’s relative performance in the third quarter. Two examples were Fund holdings Pharmacia, a large-cap pharmaceutical company, and United Parcels Services, a package delivery company.

Underweighting in technology hindered fourth quarter gains
This same quality-focus was a hindrance during the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they didn’t meet our fundamental parameters. Fund performance was also hurt by specific stocks, such as Electronic Data Systems, a digital service provider. Electronic Data Systems’ stock price fell due to disappointing customer announcements and lower-than-expected earnings. The stock has since been sold.

Defensive posture until verifiable signs of improving conditions
Going forward, we remain cautious in our outlook, and we are hopeful that our own federal government will succeed in avoiding further deterioration through stimulative monetary and fiscal policies. We are also keeping a close watch on the stock market’s overall valuation, including how President Bush’s stimulus package and the situation in Iraq will affect the investment environment. Without any more concrete proof of change, the Fund will remain defensively positioned—underweight cyclical sectors and overweight stable growth sectors. We will also continue to emphasize research and quality in our stock selection process, as we believe companies with first-rate financials and management will outperform in volatile markets.

The Fund continued over this period to outperform both its benchmark and Lipper category average.

4      PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Large-Cap Growth Fund Institutional Class (Inception 12/31/96)	–7.39%	–22.95%	–18.03%	2.83%	—	7.20%

PIMCO RCM Large-Cap Growth Fund Administrative Class (Inception 2/05/02)	–7.49%	—	—	—	—	–17.72%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	–3.48%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Pfizer, Inc.	5.3%	Wal-Mart Stores, Inc.	3.3%	Healthcare	25.3%

Microsoft Corp.	5.3%	Pharmacia Corp.	3.3%	Consumer Staples	18.3%

Wyeth.	3.6%	Fannie Mae	3.2%	Financial & Business Services	14.1%

Anheuser-Busch Cos., Inc.	3.5%	Johnson & Johnson	2.9%	Technology	11.7%

PepsiCo, Inc.	3.5%	General Electric Co.	2.7%	Consumer Discretionary	7.9%

		Top Ten Total	36.6%	PORTFOLIO COMPOSITION

				Common Stock	96.1%

				Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     5

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks after-tax growth of capital.	IN THE PORTFOLIO:	$7.2 million
42

PORTFOLIO MANAGERS:
PORTFOLIO:		Team Approach
A broadly diversified portfolio of equity
securities of U.S. issuers.

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperformed benchmark and peers
The third quarter of 2002 was similar to the first and second quarters, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. But, stocks picked up dramatically in the fourth quarter. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies, but it spread to other sectors as well. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. PIMCO RCM Tax-Managed Growth Fund Institutional Class shares rose 4.51% during this short-lived rally. The increase was not enough to overcome earlier losses, however, leaving the Fund to finish the six-month period down –6.77%. This return was significantly better than the Fund’s benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72). In addition, the Fund had no distributions in 2002.

Defensive posture helped third quarter performance.
As we mentioned in our June 30, 2002, report, we anticipated continued economic weakness for the third quarter. As a result, we postured the Fund defensively, focusing on investing in high quality companies that we believed could grow through this difficult and volatile economic environment. Therefore, the Fund was overweighted in sectors relatively immune to the economy, including healthcare and consumer staples. This defensive posture benefited the Fund’s relative performance from July to mid-October. Two Fund holdings that made strong contributions during this period were Pharmacia, a large-cap pharmaceutical company, and Sysco Corporation, a food distributor.

Relatively small participation in fourth quarter rally
In a complete reversal, the Fund’s cautious stance hurt performance in the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they did not meet our fundamental parameters. In addition, the Fund’s performance was held back by select stocks, including Federated Investors, a financial services firm. Federated lowered its earnings estimates during this period, driving down the stock price. We believe the company is still in a strong, competitive position, however, and continue to hold it in the Fund.

No clear sign of recovery
While there has been some good news to embrace, we still do not see any clear signs of sustained economic recovery. The U.S. consumer is discouraged and overextended. U.S. corporations are posting waning profits and making few new expenditures. We believe fiscal and monetary policy may help, but too many details still need to be worked out. For all of these reasons, we will maintain the Fund’s defensive posture, underweighting cyclical sectors and overweighting more stable growth sectors.

The Fund outperformed the market in general (as measured by the S&P 500 Index) and paid no distributions.

6     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Tax-Managed Growth Fund Institutional Class (Inception 12/30/98)	–6.77%	–18.43%	–16.24%	—	—	–2.71%

Institutional Shares after taxes on distribution	N/A	–18.43%	–16.24%	—	—	–2.87%

Institutional Shares distributions & sale of fund shares	N/A	–11.31%	–12.49%	—	—	–2.20%

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.8%	Wyeth	3.4%	Healthcare	23.4%

SYSCO Corp.	3.9%	BP PLC SP - ADR	3.3%	Consumer Staples	17.4%

Pharmacia Corp.	3.8%	Teva Pharmaceutical Industries Ltd. SP - ADR	3.2%	Financial & Business Services	16.8%

Walgreen Co.	3.7%	Federated Investors, Inc.	3.2%	Technology	10.1%

Colgate-Palmolive Co.	3.6%	Anheuser-Busch Cos., Inc.	3.2%	Energy	8.1%

		Top Ten Total	36.1%	PORTFOLIO COMPOSITION

				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of US Companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets.  This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     7

PIMCO RCM Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$190.9 million
107

PORTFOLIO:		PORTFOLIO MANAGERS:
Small to medium capitalization equity securities.		Team Approach

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering midcap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund surpassed benchmark in challenging environment
Throughout the third quarter of 2002, stock prices were held back by weak corporate profits, increased tensions with Iraq, and the Federal Reserve’s move to a “weakness” bias, which signaled a faltering recovery. But on October 9th, the market began to rally. The rally was primarily confined to lower-priced, lower-quality technology and telecommunications companies, and it only lasted until December. Nonetheless, it gave growth stocks a much-needed boost. PIMCO RCM Mid-Cap Fund Institutional Class shares rose 10.12% in the fourth quarter alone. This gain was not enough to overcome early losses, however, leaving the Fund to finish the six-month period with a return of –7.96%. The Fund’s performance was slightly better than that of its benchmark (Russell Mid-Cap Growth Index –9.59%) during the period, and it was better than the average for funds with a similar objective (Lipper Mid-Cap Growth Funds category average –13.95%)

Defensive stance worked well in third quarter
Our strategy going into this period was to take a defensive stance, emphasizing non-cyclical industries and high quality stocks with relatively predictable earnings and revenues. This strategy was critical to the Fund’s relative performance in the third quarter. In particular, the Fund saw strong contributions from its overweighting in energy, where rising energy prices supported stock prices. We also did well with our overweighting in healthcare. One example of a Fund holding in this sector was Boston Scientific Corporation, which develops, manufactures and markets minimally invasive medical devices. Despite the sluggish economy, Boston Scientific reported increasing sales and net income.

Relatively low participation in rally
The fourth quarter rally was led primarily by lower-tier stocks with high valuations and uncertain earnings outlooks primarily in technology and telecommunications. Given our focus on quality, the Fund was underweight in both of these sectors. While this meant we missed out on some of the rally’s more dramatic gains, many of our tech holdings appreciated, and we believe our strategy of focusing on high quality growth stocks, while paying close attention to valuations, is still the best means of providing our shareholders with long-term results. In addition to this underweight position, the Fund’s performance during the period was hurt by select stocks. One example was our position in BISYS Group Inc., an out-sourcing financial services company. The company’s stock price was down as a result of lower-than-expected earnings and revenue. Despite this setback, we believe in the company’s financials and competitive positioning and have kept it in the Fund’s portfolio.

Mid-caps offer solid performance capacity
We remain cautious as we head into 2003. While we are alert to signs of improving conditions, we will wait for clear indications of a sustainable recovery before making major strategy shifts in the Fund. We continue to believe in the long-term performance capacity of mid-cap stocks, given their relatively attractive valuations and strong earnings growth.

The Fund’s performance was slightly better than its benchmark and significantly better than its Lipper category average.

8     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Mid-Cap Fund Institutional Class (Inception 11/06/79)	–7.96%	–26.29%	–17.46%	0.71%	8.08%	15.43%

PIMCO RCM Mid-Cap Fund Administrative Class (Inception 2/05/02)	–8.00%	—	—	—	—	-19.30%

Russell Mid-Cap Growth Index	–9.59%	–27.40%	–20.02%	–1.82%	6.71%	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	–1.86%	5.95%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

St. Jude Medical, Inc.	2.1%	Willis Group Holdings Ltd.	1.8%	Healthcare	23.2%

AmerisourceBergen Corp.	2.0%	Universal Health Services, Inc. ‘B’	1.8%	Technology	16.9%

Danaher Corp.	2.0%	Coca-Cola Enterprises, Inc.	1.8%	Consumer Discretionary	12.9%

WellPoint Health Networks, Inc.	2.0%	Affiliated Computer Services, Inc. ‘A’	1.8%	Financial & Business Services	12.8%

Mattel, Inc.	1.9%	Nabors Industries Ltd.	1.7%	Energy	10.0%

		Top Ten Total	18.9%	PORTFOLIO COMPOSITION

				Common Stock	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform:   traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     9

PIMCO RCM Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation	IN THE PORTFOLIO:	$9.0 million
116

PORTFOLIO:		PORTFOLIO MANAGER:
Small capitalization equity securities.		Team Approach

PIMCO RCM Small-Cap Fund is managed by a team of specialized investment professionals. The seasoned portfolio management team is dedicated to developing new stock ideas, anticipating significant economic and industry trends and determining the appropriate composition of the portfolio. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom / media, industrials and consumer / retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Challenging six months to finish 2002
The third and fourth quarters of 2002 were a study in contrasts. The third quarter followed the trend set earlier in the year, with fears of a double-dip recession and of war with Iraq smothering stock prices. In fact, the market hit a five-year low in early October. After that, however, the situation changed dramatically. Several lower-tier stocks reported slightly better-than-expected earnings, igniting a rally. In general, this rally was confined to the small-cap technology and telecommunications stocks that had suffered the most in last year’s sell-off. Follow-up economic news was not strong, however, and stock prices retreated again in mid-December. The net result was six months of challenging conditions for the PIMCO RCM Small-Cap Fund. At the end of the period, the Fund returned –15.90%, slightly better than its benchmark (Russell 2000 Index –16.55%) and just ahead of the average for funds with a similar objective (Lipper Small-Cap Growth Fund category average 16.02%).

Non-cyclical sectors supported third quarter performance
We went into the second half of 2002 expecting lackluster economic growth and continued market volatility. Given that forecast, our strategy for the Fund was to invest primarily in small-cap stocks with relatively stable earnings streams and robust business models. This strategy served us well in the third quarter. In particular, we saw strong contributions from holdings in the energy and healthcare sectors. For example, Renal Care Group, which provides facilities for kidney dialysis and ancillary services, aided overall performance. The company’s stock price rose on news of improved revenues and earnings, due to the acquisition of various facilities, increased same-center treatments, higher margins and lower interest rates.

Low participation in fourth quarter rally
Our focus on high-quality, stable-growth stocks did not serve us as well in the fourth quarter. October’s rally was led by downtrodden technology and telecommunications stocks, many of which had disappointing earnings records and high debt levels. Our low exposure to these stocks meant we didn’t see much appreciation. Ultimately, we feel vindicated because the rally quickly fizzled out and strong fundamentals are once again driving stock prices.

Quality small-caps offer opportunities going forward
Many of the problems that plagued small-cap investors in 2002 will still be with us in 2003. Nonetheless, we are detecting signs that various industry sectors are responding to fiscal and monetary policy changes. We are finding increasing opportunities in technology. In addition, we continue to favor energy. In the absence of a major upheaval, such as a new terrorist attack or adverse developments in the geopolitical arena, we believe quality small-caps will perform well, especially as a complement to large-cap stocks.

In the absence of a major upheaval, we believe quality small-caps will perform well going forward, especially as a complement to large-cap stocks.

10     PIMCO RCM Funds Semi-Annual Report |12.31.02

PIMCO RCM Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Small-Cap Fund Institutional Class (Inception 1/4/92)	–15.90%	–28.99%	–22.47%	–11.94%	1.99%	3.6%

Russell 2000 Index	–16.55%	–20.48%	–7.54%	–1.36%	7.16%	—

Lipper Small-Cap Growth Funds Average	–16.02%	–29.72%	–17.01%	–2.31%	5.54%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Renal Care Group, Inc.	2.6%	Waste Connections, Inc.	1.6%	Financial & Business Service	15.9%

Performance Food Group Co.	2.0%	Hibbett Sporting Goods, Inc.	1.6%	Healthcare	15.3%

Dial Corp.	1.9%	Alliance Data Systems Corp.	1.5%	Consumer Discretionary	13.1%

Patterson-UTI Energy, Inc.	1.7%	United Natural Foods, Inc.	1.4%	Technology	12.7%

Affiliated Managers Group, Inc.	1.7%	VCA Antech, Inc.	1.4%	Energy	8.9%

		Top Ten Total	17.4%	PORTFOLIO COMPOSITION

				Common Stock	98.7%

				Cash Equivalents	1.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform:  traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. The Fund invests in smaller companies, which may entail greater risk than larger companies, including higher volatility. This fund may invest up to 10% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     11

PIMCO RCM Global Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$7.8 million
104

PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of issuers located in		Team Approach
at least three different countries.

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Short-lived small-cap rally in the fourth quarter
It was a volatile six months for global small-cap stocks. For the most part, equity markets were down in the third quarter, with investors around the world concerned about the struggling U.S. economy and growing geopolitical unrest. In the fourth quarter, small-caps rebounded in almost all markets, advancing from early October through November. The exception was Japan, where small-caps continued to struggle.

Fund outperformed Index and Lipper category average
The net result of this stop and start activity was a –16.25% return for the MSCI Small-Cap World Index for the six months ending December 31, 2002. PIMCO RCM Global Small-Cap Fund Institutional Class shares returned –13.04% for the same time period. The Fund’s performance surpassed the –15.54% average return of the Lipper Global Small-Cap Funds category.

Fund supported by stock selection
Careful stock selection benefited the Fund’s relative performance during the reporting period. In particular, the Fund saw good results from holdings in Japan and North America, as well as Australia. One example was Fund holding Newcrest Mining, an Australian gold mining company. Newcrest benefited from nervous investors’ increased interest in the stability of gold. The Fund also had a strong contribution from its investment in Take-Two Interactive Software, a U.S.-based video game software developer. Take-Two’s stock rose on the company’s very successful launch of its new video game, Grand Theft Auto: Vice City.

European markets struggled
The European equity markets were particularly weak over the period, leading us to reduce the Fund’s exposure to the region. The European Central Bank was slow to react to the weakening economy. Europe’s markets were also hurt by stock-specific events. In Italy, pharmaceutical company Recordati S.p.A. was one of the Fund’s largest holdings. The company did not receive FDA approval of its flagship drug, a treatment for hypertension. Instead, new drug trials were requested, which could take up to two years to complete. Recordati’s stock fell on the news. The drop, plus the company’s deteriorating outlook, motivated us to sell. Despite this disappointment, the Fund remains overweight in healthcare.

Global small-cap opportunities ahead
While we are aware of the risks on the horizon, we are upbeat about the prospects for global small-caps. At present, small-caps are providing faster earnings growth and generally better valuations than large-caps. And these opportunities cover several regions, even the Japanese market.

Careful stock selection was key to outperforming the benchmark and Lipper category average for the six-month period.

12     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Global Small-Cap Fund Institutional Class (Inception 12/31/96)	–13.04%	–17.39%	–18.91%	5.41%	—	–8.51%

MSCI World Small-Cap Index	–16.25%	–15.69%	–5.66%	0.92%	—	—

Lipper Global Small Cap Funds Average	–15.54%	–18.86%	–13.67%	–0.39%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

James Hardie Industries NV	2.0%	United Natural Foods, Inc.	1.6%	United States	52.1%

Axcan Pharma, Inc.	2.0%	TCL International Holdings Ltd.	1.6%	Japan	15.4%

Career Education Corp.	1.8%	American Italian Pasta Co. ‘A’	1.6%	China	4.1%

Newcrest Mining Ltd.	1.7%	VCA Antech, Inc.	1.6%	Australia	3.4%

Grey Wolf, Inc.	1.7%	Ultra Petroleum Corp.	1.5%	Canada	3.4%

		Top Ten Total	17.1%	PORTFOLIO COMPOSITION

				Common Stock	98.0%

				Cash Equivalents	2.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 65% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     13

PIMCO RCM Global Technology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$214.2 million
94

PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies,		Huachen Chen
domestic and international that use		Walter Price, Jr.
technology in an innovative way to
gain a strategic, competitive edge.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology’s ups and downs
Technology took investors on a roller-coaster ride over the six months ending December 31, 2002. The third quarter was much like the first two quarters, with equity markets down in general and technology stocks down in particular. All of this changed in the fourth quarter. Some of year’s worst performing stocks met their revised earnings estimates for the third quarter, leading to a mid-October to mid-December rally in low-priced, low-quality technology and telecommunications stocks.

Fund outperformed Lipper category average
PIMCO RCM Global Technology Fund struggled through these ups and downs. The Fund’s Institutional Class shares rose 12.83% in the fourth quarter rally, but finished the last six months of the year with a return of –11.94%. This performance was slightly better than the Lipper Science & Technology Funds Average return of –13.76%, but less than the Goldman Sachs Technology Index return of –10.94%. PIMCO RCM Global Technology Fund continued to outperform in the longer-term.

Sector offered limited opportunities to investors
The Fund’s disappointing absolute performance can be traced to the state of technology in general. That said, stock selection also hurt performance, with names such as Brocade Communications  Systems and Taiwan Semiconductor Manufacturing Co. Ltd. suffering losses. Brocade provides communication equipment to networks. The company’s stock was down on lower-than-expected third quarter earnings. Taiwan Semiconductor’s stock price slipped because the company had customer push-outs and had to lower earnings expectations.

Yahoo! and others supported performance
Some of the Fund’s better performing stocks during this time period were Yahoo! Inc. and SAP AG. Yahoo is a global Internet communications, commerce and media company that defied the technology trend by posting increasing revenues and net income. SAP is an international developer and supplier of integrated business application software. The company’s improving financials reflect higher consulting, services and maintenance revenues due to growth of the installed based.

More optimistic than most
We are more optimistic than most with regards to technology’s future. Three years of reduced corporate spending on technology means there could be pent up demand for product. We anticipate cycle of replacement for PCs and networks, as well as consumer demand for new phones with cameras and color and web access. We also continue to stand behind the Internet sector. Our enthusiasm is tempered, however, by the uncertainty of a stimulus bill that will keep spending recoveries on track, as well as the potential of war in Iraq.

14     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Global Technology Fund Institutional Class (Inception 12/27/95)	–11.94%	–40.37%	–32.32%	7.16%	—	9.40%

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Goldman Sachs Technology Index	–10.94%	–40.38%	–35.84%	–3.41%	—	—

Lipper Science & Technology Fund Average	–13.76%	–43.01%	–37.58%	–3.03%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	8.0%	SAP AG	2.6%	United States	72.5%

Cisco Systems, Inc.	6.0%	Dell Computer Corp.	2.5%	Japan	3.8%

Intel Corp.	4.9%	Tyco International Ltd.	2.4%	India	3.1%

Hewlett-Packard Co.	4.7%	QUALCOMM, Inc.	2.4%	Bermuda	3.1%

UTStarcom, Inc.	3.5%	eBay, Inc.	2.3%	Germany	2.6%

		Top Ten Total	39.3%	PORTFOLIO COMPOSITION

				Common Stock	93.6%

				Cash Equivalents	6.3%

				Purchased Call	0.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in common stocks of technology companies located in at least three countries. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     15

PIMCO RCM Global Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.0 million
101

PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of U.S. and non-U.S.		Team Approach
companies

The Trust approved a plan to terminate and liquidate the Fund on or about February 28, 2003. For more information, please consult your financial advisor or call Shareholder Services at 1-800-927-4648.

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund trailed benchmark for period
As we stated in our June 30, 2002, report to shareholders, PIMCO RCM Global Equity Fund approached the second half of 2002 with a defensive posture, continuing to emphasize investment in quality companies with strong fundamentals. While our consistent strategy helped us minimize losses in the third quarter of the year, it also kept us from participating fully in the fourth quarter rally. The net result was that the Fund’s Institutional Class shares returned –18.95% for the six months ending December 31, 2002. This return trailed the performance of the Fund’s benchmark (MSCI All Country World Index –11.82%) and its Lipper category average (Lipper Global Funds Average –12.67%).

World market influenced by U.S.
The U.S. continued to have a profound impact on the world’s markets. In general, markets around the globe struggled during the third quarter. Stock prices were held back by low investor confidence, concerns about the declining U.S. economy and an unstable geopolitical climate. The MSCI All Country World Index returned –19.31% for the third quarter. The fourth quarter was a very different story. Several of the worst performing companies of the first nine months of the year managed to meet revised lower earnings expectations. In addition, there were various announcements of corporate restructurings as companies focused their efforts on reducing their debt loads. These events caught investors’ interest and sparked a short-lived rally in low-priced, low-quality stocks.

Stock selection hindered performance
The Fund’s six-month relative performance was hurt most substantially by stock selection. Several stocks in the pharmaceutical industry were particularly detrimental, including Pharmacia Corp. and Schering-Plough. Stocks in the financial sector, such as Capital One Financial Corp. and Nomura Holdings Inc., also hindered performance. In terms of country allocations, the Fund’s underweighting in the U.S. and overweighting in the emerging markets of Asia hurt relative performance.

More stable industries worked for Fund
The fourth quarter rally ran its course in just two months, reinforcing our belief that the companies in play did not have the fundamentals to support long-term earnings growth. Instead of focusing on the technology and telecommunications sectors that led this rally, our research process directed us to more stable, non-cyclical sectors. For example, the Fund’s overweighting in household personal products contributed to our relative performance. We also benefited from the Fund’s underweighting in the economically-sensitive retail sector.

Maintaining cautious outlook
The Fund remains cautious heading into 2003. We do not anticipate a significant improvement in operating conditions or earnings. We expect the U.S. economy to remain stalled until there is clear direction regarding the potential war with Iraq. Europe may offer some slow growth, but consumer confidence is low and investors take their cue from the U.S. markets. Asia, especially China and Japan, could prove promising.

Short-lived nature of fourth quarter rally reinforced our belief in strong company fundamentals for long-term growth.

16     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Global Equity Fund Institutional Class (Inception 12/30/98)	–18.95%	–30.79%	–22.31%	—	—	–6.59%

MSCI-All Country World Free Index	–11.82%	–18.98%	–16.30%	—	—	—

MSCI World Index	–12.14%	–19.87%	–16.67%	—	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Global Funds Average	–12.67%	–19.53%	–15.09%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	3.1%	Wyeth	1.5%	United States	56.2%

Pfizer, Inc.	2.9%	UBS AG	1.4%	United Kingdom	10.9%

Vodafone Group PLC SP- ADR	1.9%	Citigroup, Inc.	1.3%	Japan	5.9%

Procter & Gamble Co.	1.6%	Reckitt Benckiser PLC	1.3%	Switzerland	4.2%

Colgate-Palmolive Co.	1.5%	Rank Group PLC	1.3%	Germany	3.6%

		Top Ten Total	17.8%	PORTFOLIO COMPOSITION

				Common Stock	90.5%

				Cash Equivalents	9.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     17

PIMCO RCM International Growth Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$73.4 million
102

PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of issuers located in at		Team Approach
least ten different countries.

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Foreign markets down for the period
Foreign stock markets as a whole (as measured by the MSCI EAFI Index) returned –14.47% for the six months ending December 31, 2002. This decline can be traced to the third quarter, when the markets returned –19.67%. Third quarter problems included a steady stream of disappointing earnings announcements, geopolitical unrest and close ties to the failing U.S. economy. The European market fell the most during this period, with Japan holding its own. Investors were drawn back into stocks in the fourth quarter, however, when the markets launched a two-month rally. Better-than-expected announcements from several telecommunications and communication equipment companies incited the rally.

Unfortunately, the increases were primarily confined to lower-priced, lower-quality companies, and the rally was over before year-end.

Fund closely trailed benchmark and Lipper category average
PIMCO RCM International Growth Equity Fund Institutional Class shares returned –14.95% in this volatile environment, a performance that closely tracked the returns of the Fund’s benchmark (MSCI EAFE Index –14.47%) and its Lipper category average (Lipper International Funds Average –15.40%).

Stock selection supported relative performance
The Fund’s relative performance was helped during this time period by stock selection. In particular, the Fund saw strong contributions from several consumer durables and apparel names, including Adidas-Salomon AG. The Fund benefited from holdings in the semiconductors and instruments sector, such as Samsung Electronics. A falling U.S. dollar also contributed to the Fund’s absolute performance.

Technology and finance holdings hindered Fund
The Fund’s sector strategy was the single largest factor hindering performance over the last six months. Our overweighting in semiconductors and instruments hurt the Fund as this sector did not fully participate in the fourth quarter tech-related rally. The Fund’s overweighting in diversified financials was another drag on performance. The financial sector lagged the market throughout the six-month period, held back by balance sheet problems among insurance companies.

Focus on quality key to future
Despite the upturn in the fourth quarter, we remain cautious in our outlook for foreign markets. The late-in-the-year rally is similar to the temporary “recovery” in the fourth quarter of 2001. We do not foresee a robust change in operating conditions for most sectors. Instead, we anticipate slightly improving earnings and increased investor focus on quality and fundamentals. In terms of specific portfolio strategy, we plan to emphasize European companies that are less dependent on exports to the U.S. We also expect to find attractive opportunities in emerging Asian countries.

We expect to see slightly improving earnings in the foreign markets and increased investor focus on fundamentals.

18     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Int’l Growth Equity Fund Institutional Class (Inception 5/22/95)	–14.95%	–22.64%	–27.22%	–6.76%	—	1.66%

RCM International Growth Equity Fund Administrative Class (Inception 2/05/02)	–15.44%	—	—	—	—	–15.34%

MSCI-EAFE Index	–14.47%	–15.64%	–16.99%	–2.61%	—	—

MSCI-All Country World Free Ex-U.S. Index	–13.77%	–14.68%	–16.45%	–2.66%	—	—

Lipper International Funds Average	–15.40%	–16.67%	–17.84%	–2.63%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	3.7%	Nestle S.A.	2.3%	United Kingdom	21.9%

Eni SpA	3.3%	TotalFinaElf S.A.	2.0%	Japan	19.6%

Novartis AG	2.6%	Vodafone Group PLC	1.9%	France	11.7%

UBS AG	2.5%	CNOOC Ltd.	1.9%	Switzerland	9.1%

BP PLC	2.4%	Toyota Motor Corp.	1.9%	Germany	6.6%

		Top Ten Total	24.5%	PORTFOLIO COMPOSITION

				Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 24 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     19

PIMCO RCM Emerging Markets Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$3.5 million
54

PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of issuers located in		Team Approach
countries with emerging securities
markets.

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund slightly outperforms benchmark
Following the pattern set by the world’s major stock markets, the emerging markets were down substantially in the third quarter of 2002 and rallied in the first part of the fourth quarter. The end result for these markets as a whole (as measured by the MSCI Emerging Markets Free Index) was a return of –7.90% for the six months ending December 31, 2002. PIMCO RCM Emerging Markets Fund Institutional Class shares managed to slightly outperform this benchmark, returning –7.06% for the period. The Fund’s return also outperformed the –8.64% average return of the Lipper Emerging Markets Funds category.

Emerging markets fared better than developed markets
The fall in emerging market stocks was less severe than the drop in developed markets (as measured by the –14.47% return of the MSCI EAFE Index for the six months ending December 31, 2002). The emerging European markets continued to provide much of this relative strength. In particular, the Czech and Hungarian markets outperformed the developed markets in Western Europe. Several of the emerging Asian markets showed improvements, including China and Korea. The Latin American markets, in general, continued to struggle over the time period.

Stock selection supported Fund’s relative performance
Strong stock selection was key to the Fund’s better-than-index performance over the six-month period. Two of the most active contributors were banks in emerging European countries. The first was Orszagos Takarekpenztar es Kereskedelmi Bank, a Hungarian commercial bank that benefited from the country’s increase in mortgages and refinancing. The other was Czech’s Komercni Banka, one of the largest commercial banks in Central and Eastern Europe. Komercni’s stock price rose as the bank began to realize the advantages of several restructuring efforts.

Sector strategy detracted from performance
The Fund’s sector allocation—as compared to the benchmark (MSCI Emerging Markets Free Index)—detracted from relative performance over the last six months. In particular, the Fund was hurt by its underweighting in computers and insurance, as well as its overweighting in hotels, restaurants and leisure. The Fund’s absolute performance was hindered by several specific stocks, including Taiwan Semiconductor and China Resources.

Staying with cautious outlook
Market volatility over the last six months has done nothing to change our outlook for the emerging markets. We remain cautious and stand by our earlier opinion that material improvement will not occur until we see sequentially higher earnings, which will prove a difficult feat in this weak global economy. To pursue our objectives in this market, we will continue to emphasize research-driven stock selection, with a focus on domestically-oriented companies.

The six-month drop in emerging markets was less severe than the drop in developed markets.

20     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Emerging Markets Fund Institutional Class (Inception 12/30/97)	–7.06%	–7.78%	–16.17%	0.70%	–22.68%	0.68%

MSCI-Emerging Markets Free Index	–7.90%	–6.00%	–13.97%	–4.58%	—	—

S&P/IFC Investable Emerging Markets Index	–7.64%	–3.93%	–12.65%	–2.83%	—	—

Lipper Emerging Markets Funds Average	–8.64%	–5.05%	–13.30%	–4.46%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Samsung Electronics Co., Ltd.	7.4%	Compal Electronics, Inc.	2.9%	South Korea	16.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	3.6%	Ranbaxy Laboratories Ltd.	2.7%	India	11.0%

Telefonos de Mexico S.A. de CV SP - ADR	3.5%	CNOOC Ltd.	2.7%	China	9.4%

Infosys Technology Ltd.	3.4%	SK Telecom Co., Ltd. SP - ADR	2.6%	Taiwan	9.3%

AngloGold Ltd.	3.2%	OTP Bank Rt.	2.3%	South Africa	8.0%

		Top Ten Total	34.3%	PORTFOLIO COMPOSITION

				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform:  traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     21

PIMCO RCM Europe Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$25.0 million
42

PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies located		Team Approach
in Europe.

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Lower quality stocks led the way
The MSCI Europe Index returned –22.80% in the third quarter of 2002, a record decline caused primarily by disappointing earnings announcements. High-quality, stable earnings sectors, such as consumer staples, were the top performers in this environment. All of this changed in the fourth quarter. Investors were led back into the market by better-than-expected earnings announcements from several telecommunications and communication equipment companies. They also saw potential in news of corporate restructurings and companies’ efforts to reduce debt. This all resulted in a rally led by lower-quality companies, with higher-quality companies lagging behind. The rally fizzled out by mid-December, giving back much of the gains before year-end.

Fund trailed benchmark over time period
PIMCO RCM Europe Fund’s Institutional Class shares returned –15.15% over this six month period. This performance trailed the Fund’s benchmark (MSCI Europe Index –14.39%), but outperformed its Lipper category average (Lipper European Region Funds Average –15.75%).

Falling dollar helped Europe market
Increased geopolitical risk and slow economic growth worked together to pull the U.S. dollar down. In contrast, the Euro appreciated, rising 5.75% over the six-month period. This currency exchange helped the Fund’s absolute performance. Looking ahead, we expect the dollar to remain weak relative to the Euro.

Stock selection hindered relative performance
Stock selection was the primary detriment to the Fund’s relative performance. Two examples were Vestas Wind Systems A/S and Recordati S.p.A. Vestas is a Denmark-based company that manufactures wind turbines to generate electricity. The slow economy discouraged buyers from making this type of large capital expenditure. The result was a significant drop in sales and in the company’s stock price. Recordati is a company within the European pharmaceutical group. The company’s stock price fell over the six-month period, due to low investor interest in the industry and company-specific problems regarding the launch of a new drug.

Failing insurance sector
The Fund’s relative performance was helped by an underweighting in insurance. Stock prices fell in early 2002, straining insurance company balance sheets. To recoup losses, these companies were forced to raise more capital, putting additional pressure on their stocks. The Fund’s relative performance was also helped in the fourth quarter by our overweighting in communications equipment—a leading sector in the October rally.

Maintain defensive posture
The short-lived nature of the fourth quarter rally only served to reinforce our belief that long-term results are achieved through investment in high-quality companies. We remain cautious in our approach to the markets, yet alert to signs of a sustainable recovery.

Short-lived rally reinforced our belief that long-term results are achieved through investment in high quality companies.

22     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Europe Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   for periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception

PIMCO RCM Europe Fund Institutional Class (Inception 3/3/00)	–15.15%	–23.67%	—	—	—	–30.18%

MSCI-Europe Index	–14.39%	–18.10%	—	—	—	—

Lipper European Region Funds Average	–15.75%	–17.42%	—	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	7.1%	Nokia Oyj SP - ADR	3.6%	United Kingdom	32.9%

Man Group PLC	4.7%	Puma AG Rudolf Dassler Sport	3.2%	France	17.2%

Novartis AG	4.3%	Royal Bank of Scotland Group PLC	3.1%	Germany	12.3%

BP PLC	4.2%	L’Oreal S.A.	3.0%	Switzerland	12.3%

Schering AG	4.0%	Greek Organization of Football Prognostics	2.9%	Spain	6.6%

		Top Ten Total	40.1%	PORTFOLIO COMPOSITION

				Common Stock	98.2%

				Cash Equivalents	1.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 24 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     23

Footnotes

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the RCM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $5,000,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages and is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC (“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The  MSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into any index. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Fund, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

24     PIMCO Funds Annual Report  |  6.30.02

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12.31.02  |  PIMCO Funds Semi-Annual Report     25

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Large-Cap Growth Fund
Institutional Class
12/31/2002 +	$10.95	$0.03	(a)	$(0.84	)(a)	$(0.81)	$(0.04)	$0.00

06/30/2002	14.18	0.04	(a)	(3.25	)(a)	(3.21)	(0.02)	0.00

01/01/2001 - 06/30/2001	16.89	0.01	(a)	(2.72	)(a)	(2.71)	0.00	0.00

12/31/2000	19.07	(0.02	)(a)	(1.55	)(a)	(1.57)	0.00	(0.61)

12/31/1999	16.14	(0.05	)(a)	6.95	(a)	6.90	0.00	(3.97)

12/31/1998	12.53	(0.02	)(a)	5.51	(a)	5.49	(0.01)	(1.87)

Administrative Class
12/31/2002 +	10.94	0.01	(a)	(0.83	)(a)	(0.82)	(0.03)	0.00

02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)	0.00	0.00

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2002 +	$9.45	$0.01	(a)	$(0.65	)(a)	$(0.64)	$0.00	$0.00

06/30/2002	11.81	(0.01	)(a)	(2.35	)(a)	(2.36)	0.00	0.00

01/01/2001 - 06/30/2001	13.78	(0.02	)(a)	(2.13	)(a)	(2.15)	0.00	0.00

12/31/2000	14.99	(0.09	)(a)	(1.12	)(a)	(1.21)	0.00	0.00

12/31/1999	10.00	(0.06	)(a)	5.28	(a)	5.22	0.00	(0.23)

12/30/1998 - 12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00

RCM Mid-Cap Fund
Institutional Class
12/31/2002 +	$2.01	$0.00	(a)	$(0.16	)(a)	$(0.16)	$0.00	$0.00

06/30/2002	2.78	(0.01	)(a)	(0.76	)(a)	(0.77)	0.00	0.00

01/01/2001 - 06/30/2001	3.33	0.00	(a)	(0.55	)(a)	(0.55)	0.00	0.00

12/31/2000	8.02	(0.04	)(a)	0.20	(a)	0.16	0.00	(4.85)

12/31/1999	5.87	(0.01	)(a)	3.42	(a)	3.41	0.00	(1.26)

12/31/1998	6.23	0.00	(a)	0.81	(a)	0.81	0.00	(1.17)

Administrative Class
12/31/2002 +	2.00	(0.01	)(a)	(0.15	)(a)	(0.16)	0.00	0.00

02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.27	)(a)	(0.28)	0.00	0.00

RCM Small-Cap Fund
Institutional Class
12/31/2002 +	$4.34	$(0.01	)(a)	$(0.68	)(a)	$(0.69)	$0.00	$0.00

06/30/2002	5.77	(0.03	)(a)	(1.39	)(a)	(1.42)	0.00	(0.01)

01/01/2001 - 06/30/2001	6.43	(0.01	)(a)	(0.65	)(a)	(0.66)	0.00	0.00

12/31/2000	10.23	(0.06	)(a)	(1.81	)(a)	(1.87)	0.00	(1.93)

12/31/1999	9.36	(0.06	)(a)	1.20	(a)	1.14	(0.27)	0.00

12/31/1998	11.66	(0.07	)(a)	0.00	(a)	(0.07)	0.00	(2.23)

RCM Global Small-Cap Fund
Institutional Class
12/31/2002 +	$13.27	$(0.05	)(a)	$(1.68	)(a)	$(1.73)	$0.00	$0.00

06/30/2002	16.21	(0.13	)(a)	(2.81	)(a)	(2.94)	0.00	0.00

01/01/2001 - 06/30/2001	18.63	(0.09	)(a)	(2.33	)(a)	(2.42)	0.00	0.00

12/31/2000	23.38	(0.21	)(a)	(3.04	)(a)	(3.25)	0.00	(1.50)

12/31/1999	12.37	(0.17	)(a)	12.96	(a)	12.79	0.00	(1.78)

12/31/1998	11.09	(0.13	)(a)	2.23	(a)	2.10	0.00	(0.82)

RCM Global Technology Fund
Institutional Class
12/31/2002 +	$20.68	$(0.09	)(a)	$(2.38	)(a)	$(2.47)	$0.00	$0.00

06/30/2002	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00

01/01/2001 - 06/30/2001	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00

12/31/2000	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)

12/31/1999	21.40	(0.35	)(a)	39.54	(a)	39.19	0.00	(1.38)

12/31/1998	13.69	(0.16	)(a)	8.44	(a)	8.28	0.00	(0.57)

+ Unaudited
* Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.
(b)						Ratio of expenses to average net assets excluding trustees’ expense is 0.75%.
(c)						Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.

26     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)

RCM Large-Cap Growth Fund
Institutional Class
12/31/2002 +	$(0.04)	$0.00	$10.10	(7.39)%	$192,726

06/30/2002	(0.02)	0.00	10.95	(22.68)	173,021

01/01/2001 - 06/30/2001	0.00	0.00	14.18	(16.05)	56,196

12/31/2000	(0.61)	0.00	16.89	(8.37)	41,741

12/31/1999	(3.97)	0.00	19.07	44.84	14,898

12/31/1998	(1.88)	0.00	16.14	44.11	7,935

Administrative Class
12/31/2002 +	(0.03)	0.00	10.09	(7.49)	27,923

02/05/2002 - 06/30/2002	0.00	0.00	10.94	(11.06)	18,216

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$8.81	(6.77)%	$2,261

06/30/2002	0.00	0.00	9.45	(19.98)	2,825

01/01/2001 - 06/30/2001	0.00	0.18	11.81	(14.30)	4,298

12/31/2000	0.00	0.00	13.78	(8.07)	25,774

12/31/1999	(0.23)	0.00	14.99	52.44	1,499

12/30/1998 - 12/31/1998	0.00	0.00	10.00	0.00	1,000

RCM Mid-Cap Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$1.85	(7.96)%	$186,428

06/30/2002	0.00	0.00	2.01	(27.70)	350,827

01/01/2001 - 06/30/2001	0.00	0.00	2.78	(16.52)	773,592

12/31/2000	(4.85)	0.00	3.33	1.25	890,883

12/31/1999	(1.26)	0.00	8.02	60.18	1,357,489

12/31/1998	(1.17)	0.00	5.87	15.06	975,263

Administrative Class
12/31/2002 +	0.00	0.00	1.84	(8.00)	8

02/05/2002 - 06/30/2002	0.00	0.00	2.00	(12.28)	9

RCM Small-Cap Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$3.65	(15.90)%	$9,024

06/30/2002	(0.01)	0.00	4.34	(24.71)	21,998

01/01/2001 - 06/30/2001	0.00	0.00	5.77	(10.40)	145,470

12/31/2000	(1.93)	0.00	6.43	(17.87)	176,879

12/31/1999	(0.27)	0.00	10.23	12.40	404,693

12/31/1998	(2.23)	0.00	9.36	1.11	557,965

RCM Global Small-Cap Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$11.54	(13.04)%	$1,883

06/30/2002	0.00	0.00	13.27	(18.09)	5,354

01/01/2001 - 06/30/2001	0.00	0.00	16.21	(13.09)	10,618

12/31/2000	(1.50)	0.00	18.63	(13.88)	17,804

12/31/1999	(1.78)	0.00	23.38	104.63	24,073

12/31/1998	(0.82)	0.00	12.37	19.29	5,479

RCM Global Technology Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$18.21	(11.94)%	$80,873

06/30/2002	0.00	0.00	20.68	(36.68)	116,387

01/01/2001 - 06/30/2001	0.00	0.00	32.64	(35.10)	204,755

12/31/2000	(0.43)	0.00	50.33	(14.33)	366,353

12/31/1999	(1.38)	0.00	59.21	182.95	197,897

12/31/1998	(0.57)	0.00	21.40	61.05	18,558

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate

RCM Large-Cap Growth Fund
Institutional Class
12/31/2002 +	0.76	%(b)*	0.76	%(b)*	0.53%*	11%

06/30/2002	0.75		0.83		0.33	36

01/01/2001 - 06/30/2001	0.75	*	1.05	*	0.16 *	19

12/31/2000	0.88		1.37		(0.13)	42

12/31/1999	0.95		2.45		(0.26)	109

12/31/1998	0.95		3.04		(0.11)	100

Administrative Class
12/31/2002 +	1.01	(c)*	1.01	(c)*	0.28 *	11

02/05/2002 - 06/30/2002	1.00	*	1.00	*	(0.05)*	36

RCM Tax-Managed Growth Fund
Institutional Class
12/31/2002 +	0.91	%(d)*	0.91	%(d)*	0.25%*	60%

06/30/2002	1.14		2.47		(0.10)	68

01/01/2001 - 06/30/2001	1.25	*	2.06	*	(0.31)*	40

12/31/2000	1.25		1.58		(0.58)	85

12/31/1999	1.25		14.36		(0.47)	43

12/30/1998 - 12/31/1998	0.00		0.00		0.00	0

RCM Mid-Cap Fund
Institutional Class
12/31/2002 +	0.80	%(e)*	0.80	%(e)*	(0.47)%*	65%

06/30/2002	0.77		0.81		(0.47)	142

01/01/2001 - 06/30/2001	0.77	*	0.79	*	(0.27)*	76

12/31/2000	0.00		0.76		(0.41)	193

12/31/1999	0.00		0.77		(0.22)	198

12/31/1998	0.00		0.76		(0.01)	168

Administrative Class
12/31/2002 +	1.02	*	1.02	*	(0.70)*	65

02/05/2002 - 06/30/2002	1.02	*	1.02	*	(0.86)*	142

RCM Small-Cap Fund
Institutional Class
12/31/2002 +	1.05	%(f)*	1.05	%(f)*	(0.38)%*	63%

06/30/2002	1.03		1.26		(0.58)	145

01/01/2001 - 06/30/2001	1.02	*	1.18	*	(0.39)*	109

12/31/2000	0.00		1.02		(0.57)	207

12/31/1999	0.00		1.02		(0.71)	116

12/31/1998	0.00		1.01		(0.61)	132

RCM Global Small-Cap Fund
Institutional Class
12/31/2002 +	1.41	%(g)*	1.41	%(g)*	(0.82)%*	89%

06/30/2002	1.61		2.46		(1.04)	326

01/01/2001 - 06/30/2001	1.50	*	2.26	*	(1.06)*	134

12/31/2000	1.50		1.70		(0.84)	202

12/31/1999	1.50		4.10		(1.13)	162

12/31/1998	1.75		3.86		(1.03)	184

RCM Global Technology Fund
Institutional Class
12/31/2002 +	1.36	%(h)*	1.36	%(h)*	(0.94)%*	130%

06/30/2002	1.29		1.29		(0.85)	343

01/01/2001 - 06/30/2001	1.15	*	1.15	*	(0.04)*	386

12/31/2000	1.21		1.21		(0.26)	451

12/31/1999	1.50		1.50		(1.02)	119

12/31/1998	1.75		2.49		(0.99)	266

(d)					Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(e)					Ratio of expenses to average net assets excluding trustees’ and interest expense is 0.77%.
(f)					Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(g)					Ratio of expenses to average net assets excluding trustees’ expense is 1.40%.
(h)					Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     27

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

RCM Global Equity Fund
Institutional Class
12/31/2002 +	$6.49	$0.00	(a)	$(1.23	)(a)	$(1.23)	$0.00	$0.00

06/30/2002	8.54	(0.02	)(a)	(1.96	)(a)	(1.98)	(0.07)	0.00

01/01/2001 - 06/30/2001	10.10	0.00	(a)	(1.56	)(a)	(1.56)	0.00	0.00

12/31/2000	15.84	(0.08	)(a)	(1.62	)(a)	(1.70)	(0.02)	(4.02)

12/31/1999	10.00	(0.03	)(a)	6.22	(a)	6.19	(0.06)	(0.29)

12/30/1998 - 12/31/1998	10.00	0.00	(a)	0.00	(a)	0.00	0.00	0.00

RCM International Growth Equity Fund
Institutional Class
12/31/2002 +	$8.34	$0.01	(a)	$(1.26	)(a)	$(1.25)	$(0.06)	$0.00

06/30/2002	11.07	0.02	(a)	(2.50	)(a)	(2.48)	(0.25)	0.00

01/01/2001 - 06/30/2001	13.84	0.04	(a)	(2.81	)(a)	(2.77)	0.00	0.00

12/31/2000	22.34	(0.01	)(a)	(6.00	)(a)	(6.01)	(0.30)	(2.19)

12/31/1999	14.98	0.02	(a)	8.91	)(a)	8.93	(0.17)	(1.40)

12/31/1998	13.70	0.06	(a)	1.80	)(a)	1.86	(0.23)	(0.35)

Administrative Class
12/31/2002 +	8.33	0.00	(a)	(1.29	)(a)	(1.29)	(0.03)	0.00

02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01	0.00	0.00

RCM Emerging Markets Fund
Institutional Class
12/31/2002 +	$10.15	$(0.02	)(a)	$(0.70	)(a)	$(0.72)	$(0.01)	$0.00

06/30/2002	11.10	0.05	(a)	(0.92	)(a)	(0.87)	(0.08)	0.00

01/01/2001 - 06/30/2001	12.06	0.12	(a)	(1.08	)(a)	(0.96)	0.00	0.00

12/31/2000	16.87	0.00	(a)	(4.26	)(a)	(4.26)	0.00	(0.55)

12/31/1999	9.06	(0.01	)(a)	8.29	(a)	8.28	0.00	(0.47)

12/31/1998	9.99	0.12	(a)	(0.97	)(a)	(0.85)	(0.08)	0.00

RCM Europe Fund
Institutional Class
12/31/2002 +	$7.26	$(0.02	)(a)	$(1.08	)(a)	$(1.10)	$0.00	$0.00

06/30/2002	9.13	(0.06	)(a)	(1.77	)(a)	(1.83)	0.00	(0.04)

01/01/2001 - 06/30/2001	11.87	0.01	(a)	(2.75	)(a)	(2.74)	0.00	0.00

03/03/2000 - 12/31/2000	20.58	(0.11	)(a)	(6.26	)(a)	(6.37)	0.00	(2.34)

+ Unaudited
* Annualized
(a)						Per share amounts based on average number of shares outstanding during the period.
(b)
The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

28     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Total Distributions	Fund Reimbursement Fee added to Paid-In-Capital	Net Assets Value End of Period	Total Return	Net Assets End of Period (000s)

RCM Global Equity Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$5.26	(18.95)%	$714

06/30/2002	(0.07)	0.00	6.49	(23.24)	882

01/01/2001 - 06/30/2001	0.00	0.00	8.54	(15.45)	1,159

12/31/2000	(4.04)	0.00	10.10	(10.80)	1,371

12/31/1999	(0.35)	0.00	15.84	62.20	1,584

12/30/1998 - 12/31/1998	0.00	0.00	10.00	0.00	1,000

RCM International Growth Equity Fund
Institutional Class
12/31/2002 +	$(0.06)	$0.00	$7.03	(14.95)%	$25,612

06/30/2002	(0.25)	0.00	8.34	(22.56)	72,858

01/01/2001 - 06/30/2001	0.00	0.00	11.07	(20.09)	182,271

12/31/2000	(2.49)	0.00	13.84	(26.76)	225,278

12/31/1999	(1.57)	0.00	22.34	60.66	285,561

12/31/1998	(0.58)	0.00	14.98	13.81	121,975

Administrative Class
12/31/2002 +	(0.03)	0.00	7.01	(15.44)	1,818

02/05/2002 - 06/30/2002	0.00	0.00	8.33	0.12	12,166

RCM Emerging Markets Fund
Institutional Class
12/31/2002 +	$(0.01)	$0.00	$9.42	(7.06)%	$500

06/30/2002	(0.08)	0.00	10.15	(7.88)	6,159

01/01/2001 - 06/30/2001	0.00	0.00	11.10	(7.96)	5,740

12/31/2000	(0.55)	0.00	12.06	(25.24)	5,194

12/31/1999	(0.47)	0.00	16.87	91.90	5,154

12/31/1998	(0.08)	0.00	9.06	(8.39)	2,734

RCM Europe Fund
Institutional Class
12/31/2002 +	$0.00	$0.00	$6.16	(15.15)%	$4,334

06/30/2002	(0.04)	0.00	7.26	(20.10)	2

01/01/2001 - 06/30/2001	0.00	0.00	9.13	(22.89)	3

03/03/2000 - 12/31/2000	(2.34)	0.00	11.87	(30.61)	4

Selected Per Share Data for the Year or Period Ended:	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Global Equity Fund
Institutional Class

12/31/2002 +	1.28	%(c)*	1.28	%(c)*	0.02	%*	192%

06/30/2002	1.25		9.69		(0.28)		323

01/01/2001 - 06/30/2001	1.25	*	16.51	*	(0.05	)*	65

12/31/2000	1.25		11.25		(0.53)		165

12/31/1999	1.25		14.59		(0.27)		150

12/30/1998 - 12/31/1998	0.00		0.00		0.00		0

RCM International Growth Equity Fund
Institutional Class
12/31/2002 +	1.12	%(d)*	1.12	%(d)*	0.29	%*	26%

06/30/2002	1.08		1.17		0.17		261

01/01/2001 - 06/30/2001	1.00	*	1.04	*	0.62	*	84

12/31/2000	1.00		1.00		(0.04)		162

12/31/1999	1.00		1.06		0.12		140

12/31/1998	1.00		1.06		0.37		84

Administrative Class
12/31/2002 +	1.37	(c)*	1.37	(c)*	0.09	*	26

02/05/2002 - 06/30/2002	1.42	*	1.42	*	1.19	*	261

RCM Emerging Markets Fund
Institutional Class
12/31/2002 +	1.77	%(e)*	1.77	%(e)*	(0.51	)%*	60%

06/30/2002	1.58		3.30		0.42		136

01/01/2001 - 06/30/2001	1.50	*	4.89	*	2.13	*	54

12/31/2000	1.50		4.93		0.03		162

12/31/1999	1.50		9.33		(0.13)		216

12/31/1998	1.50		8.29		1.23		279

RCM Europe Fund
Institutional Class
12/31/2002 +	1.56	%(f)*	1.56	%(f)*	(0.48	)%*	109%

06/30/2002	2.04		432.13		(0.77)		215

01/01/2001 - 06/30/2001	1.35	(b)*	1,013.01	(b)*	0.13	*	87

03/03/2000 - 12/31/2000	1.35	(b)*	9.67	(b)*	(0.83	)*	173

(c)							Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.25%.
(d)							Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.00%.
(e)							Ratio of expenses to average net assets excluding trustees’, tax and interest expense is 1.50%.
(f)							Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     29

Statements of Assets and Liabilities
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	RCM Large-Cap Growth Fund	RCM Tax-Managed Growth Fund	RCM Mid-Cap Fund

Assets:
Investments, at value	$292,838	$7,192	$190,746

Cash	0	0	1

Foreign currency, at value	0	0	0

Receivable for investments sold	0	94	1,271

Unrealized appreciation on forward foreign currency contracts	0	0	0

Receivable for Fund shares sold	13,824	52	32

Interest and dividends receivable	235	9	114

	306,897	7,347	192,164

Liabilities:
Payable for investments purchased	$11,499	$100	$997

Unrealized (depreciation) on forward foreign currency contracts	0	0	0

Payable for short sale	0	0	0

Due to Custodian	20	0	0

Written options outstanding	0	0	0

Payable for Fund shares redeemed	259	27	175

Accrued investment advisory fee	108	4	79

Accrued administration fee	73	3	50

Accrued distribution fee	5	1	0

Accrued servicing fee	15	1	1

Other liabilities	2	0	0

	11,981	136	1,302

Net Assets	$294,916	$7,211	$190,862

Net Assets Consist of:
Paid in capital	$377,355	$17,360	$616,107

Undistributed (overdistributed) net investment income	(152)	0	(565)

Accumulated undistributed net realized gain (loss)	(46,001)	(10,205)	(418,748)

Net unrealized appreciation (depreciation)	(36,286)	56	(5,932)

	$294,916	$7,211	$190,862

Net Assets:
Institutional Class	$192,726	$2,261	$186,428

Administrative Class	27,923	0	8

Other Classes	74,267	4,950	4,426

Shares Issued and Outstanding:
Institutional Class	19,081	256	100,888

Administrative Class	2,766	0	4

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding)
Institutional Class	$10.10	$8.81	$1.85

Administrative Class	10.09	0.00	1.84

Cost of Investments Owned	$329,124	$7,135	$196,675

Cost of Foreign Currency Held	$0	$0	$0

30     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Small-Cap Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund

Assets:
Investments, at value	$9,016	$7,802	$216,532

Cash	1	0	0

Foreign currency, at value	0	0	0

Receivable for investments sold	0	144	3,396

Unrealized appreciation on forward foreign currency contracts	0	0	0

Receivable for Fund shares sold	19	35	1,951

Interest and dividends receivable	10	8	72

	9,046	7,989	221,951

Liabilities:
Payable for investments purchased	$14	$124	$3,876

Unrealized (depreciation) on forward foreign currency contracts	0	0	0

Payable for short sale	0	0	1,890

Due to Custodian	0	0	4

Written options outstanding	0	0	746

Payable for Fund shares redeemed	0	19	969

Accrued investment advisory fee	6	7	183

Accrued administration fee	2	4	95

Accrued distribution fee	0	1	1

Accrued servicing fee	0	1	30

Other liabilities	0	0	1

	22	156	7,795

Net Assets	$9,024	$7,833	$214,156

Net Assets Consist of:

Paid in capital	$114,871	$23,032	$845,942

Undistributed (overdistributed) net investment income	(29)	(59)	(1,368)

Accumulated undistributed net realized gain (loss)	(105,852)	(15,286)	(644,253)

Net unrealized appreciation (depreciation)	34	146	13,835

	$9,024	$7,833	$214,156

Net Assets:

Institutional Class	$9,024	$1,883	$80,873

Administrative Class	0	0	0

Other Classes	0	5,950	133,283

Shares Issued and Outstanding:

Institutional Class	2,471	163	4,441

Administrative Class	0	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$3.65	$11.54	$18.21

Administrative Class	0.00	0.00	0.00

Cost of Investments Owned	$8,982	$7,657	$203,066

Cost of Foreign Currency Held	$0	$0	$0

Amounts in thousands, except per share amounts	RCM Global Equity Fund	RCM International Growth Equity Fund	RCM Emerging Markets Fund	RCM Europe Fund

Assets:
Investments, at value	$1,078	$71,188	$3,227	$24,276

Cash	0	0	0	1

Foreign currency, at value	0	288	442	525

Receivable for investments sold	0	3,093	127	992

Unrealized appreciation on forward foreign currency contracts	0	0	0	3

Receivable for Fund shares sold	1	367	56	4

Interest and dividends receivable	1	187	4	43

	1,080	75,123	3,856	25,844

Liabilities:

Payable for investments purchased	$60	$157	$318	$703

Unrealized (depreciation) on forward foreign currency contracts	0	0	0	1

Payable for short sale	0	0	0	0

Due to Custodian	0	877	0	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	0	531	7	55

Accrued investment advisory fee	1	34	3	17

Accrued administration fee	1	42	2	12

Accrued distribution fee	0	21	0	0

Accrued servicing fee	0	10	1	4

Other liabilities	0	6	0	2

	62	1,678	331	794

Net Assets	$1,018	$73,445	$3,525	$25,050

Net Assets Consist of:

Paid in capital	$1,709	$222,881	$6,626	$47,008

Undistributed (overdistributed) net investment income	0	64	(58)	(90)

Accumulated undistributed net realized gain (loss)	(670)	(141,907)	(3,206)	(21,998)

Net unrealized appreciation (depreciation)	(21)	(7,593)	163	130

	$1,018	$73,445	$3,525	$25,050

Net Assets:

Institutional Class	$714	$25,612	$500	$4,334

Administrative Class	0	1,818	0	0

Other Classes	304	46,015	3,025	20,716

Shares Issued and Outstanding:

Institutional Class	136	3,644	53	704

Administrative Class	0	259	0	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$5.26	$7.03	$9.42	$6.16

Administrative Class	0.00	7.01	0.00	0.00

Cost of Investments Owned	$1,098	$78,797	$3,068	$24,167

Cost of Foreign Currency Held	$0	$286	$439	$511

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     31

Statements of Operations
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	RCM Large-Cap Growth Fund	RCM Tax-Managed Growth Fund	RCM Mid-Cap Fund

Investment Income:
Interest, net of foreign taxes	$95	$6	$42

Dividends, net of foreign taxes	1,574	37	348

Total Income	1,669	43	390

Expenses:
Investment advisory fees	584	22	566

Administration fees	393	15	361

Distribution and/or servicing fees – Administrative Class	23	0	0

Distribution and/or servicing fees – Other Classes	89	6	4

Trustees’ fees	9	0	10

Interest expense	0	0	14

Tax expense	0	0	0

Total Expenses	1,098	43	955

Net Investment Income (Loss)	571	0	(565)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(11,657)	(521)	(45,469)

Net realized gain on futures contracts, written options and swaps	0	0	0

Net realized gain (loss) on foreign currency transactions	0	0	0

Net change in unrealized appreciation (depreciation) on investments	(8,941)	(7)	13,094

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net (Loss)	(20,598)	(528)	(32,375)

Net (Decrease) in Assets Resulting from Operations	$(20,027)	$(528)	$(32,940)

32     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	RCM Small-Cap Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund

Investment Income:
Interest, net of foreign taxes	$3	$3	$154

Dividends, net of foreign taxes	48	29	336

Total Income	51	32	490

Expenses:
Investment advisory fees	55	53	1,103

Administration fees	23	28	568

Distribution and/or servicing fees – Administrative Class	0	0	0

Distribution and/or servicing fees – Other Classes	0	10	175

Trustees’ fees	1	0	8

Interest expense	1	0	4

Tax expense	0	0	0

Total Expenses	80	91	1,858

Net Investment Income (Loss)	(29)	(59)	(1,368)

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(3,410)	(1,700)	(53,982)

Net realized gain on futures contracts, written options and swaps	0	0	4,855

Net realized gain (loss) on foreign currency transactions	0	274	1,157

Net change in unrealized appreciation (depreciation) on investments	261	(48)	15,008

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	298

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	1	0

Net (Loss)	(3,149)	(1,473)	(32,664)

Net (Decrease) in Assets Resulting from Operations	$(3,178)	$(1,532)	$(34,032)

Amounts in thousands	RCM Global Equity Fund	RCM International Growth Equity Fund	RCM Emerging Markets Fund	RCM Europe Fund

Investment Income:
Interest, net of foreign taxes	$0	$40	$0	$26

Dividends, net of foreign taxes	6	658	35	144

Total Income	6	698	35	170

Expenses:

Investment advisory fees	4	247	31	113

Administration fees	2	296	18	77

Distribution and/or servicing fees – Administrative Class	0	8	0	0

Distribution and/or servicing fees – Other Classes	1	194	5	30

Trustees’ fees	0	3	0	1

Interest expense	0	51	6	39

Tax expense	0	0	2	0

Total Expenses	7	799	62	260

Net Investment Income (Loss)	(1)	(101)	(27)	(90)

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(177)	(21,641)	(565)	(6,917)

Net realized gain on futures contracts, written options and swaps	0	0	0	0

Net realized gain (loss) on foreign currency transactions	0	6,543	(53)	2,332

Net change in unrealized appreciation (depreciation) on investments	(25)	(3,556)	124	560

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(121)	8	47

Net (Loss)	(202)	(18,775)	(486)	(3,978)

Net (Decrease) in Assets Resulting from Operations	$(203)	$(18,876)	$(513)	$(4,068)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     33

Statement of Changes in Net Assets

Amounts in thousands	RCM Large-Cap Growth Fund			RCM Tax-Managed Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$571	$406	$29	$0	$(23)	$(36)

Net realized (loss)	(11,657)	(30,523)	(2,118)	(521)	(1,425)	(4,903)

Net change in unrealized appreciation (depreciation)	(8,941)	(15,271)	(9,131)	(7)	(436)	1,288

Net (decrease) resulting from operations	(20,027)	(45,388)	(11,220)	(528)	(1,884)	(3,651)

Distributions to Shareholders:
From net investment income

Institutional Class	(768)	(107)	0	0	0	0

Administrative Class	(59)	0	0	0	0	0

Other Classes	(224)	0	0	0	0	0

From net realized capital gains

Institutional Class	0	(2)	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	(1)	0	0	0	0

Total Distributions	(1,051)	(110)	0	0	0	0

Fund Share Transactions:
Receipts for shares sold

Institutional Class	47,499	170,787	34,545	4,119	3,969	1,702

Administrative Class	14,310	19,118	0	0	0	0

Other Classes	34,959	68,985	27,273	1,793	1,864	2,158

Issued as reinvestment of distributions

Institutional Class	722	103	0	0	0	0

Administrative Class	59	0	0	0	0	0

Other Classes	222	1	0	0	0	0

Cost of shares redeemed
Institutional Class	(14,393)	(23,102)	(11,769)	(4,497)	(4,677)	(20,737)

Administrative Class	(3,100)	(359)	0	0	0	0

Other Classes	(14,172)	(37,699)	(5,801)	(646)	(2,505)	(1,326)

Net increase (decrease) resulting from Fund share transactions	66,106	197,834	44,248	769	(1,349)	(18,203)

Fund Reimbursement Fee	1	0	0	0	16	215

Total Increase (Decrease) in Net Assets	45,029	152,336	33,028	241	(3,217)	(21,639)

Net Assets:
Beginning of period	249,887	97,551	64,523	6,970	10,187	31,826

End of period*	$294,916	$249,887	$97,551	$7,211	$6,970	$10,187

*Including net undistributed (overdistributed) investment income of:	$(152)	$328	$29	$0	$0	$(36)

34     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	RCM Mid-Cap Fund			RCM Small-Cap Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001

	(Unaudited)			(Unaudited)
Operations:
Net investment income (loss)	$(565)	$(2,384)	$(1,047)	$(29)	$(454)	$(305)

Net realized (loss)	(45,469)	(169,203)	(126,475)	(3,410)	(33,123)	(29,815)

Net change in unrealized appreciation (depreciation)	13,094	(6,369)	(21,143)	261	7,044	11,705

Net (decrease) resulting from operations	(32,940)	(177,956)	(148,665)	(3,178)	(26,533)	(18,415)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains

Institutional Class	0	0	0	0	(90)	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	(90)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	23,705	82,493	52,200	286	5,289	10,938

Administrative Class	0	10	0	0	0	0

Other Classes	2,030	16,283	685	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	90	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(155,552)	(328,202)	(20,890)	(10,082)	(102,228)	(23,932)

Administrative Class	0	0	0	0	0	0

Other Classes	(1,383)	(11,676)	(231)	0	0	0

Net increase (decrease) resulting from Fund share transactions	(131,200)	(241,092)	31,764	(9,796)	(96,849)	(12,994)

Fund Reimbursement Fee	18	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(164,122)	(419,048)	(116,901)	(12,974)	(123,472)	(31,409)

Net Assets:
Beginning of period	354,984	774,032	890,933	21,998	145,470	176,879

End of period*	$190,862	354,984	$774,032	$9,024	$21,998	$145,470

*Including net undistributed (overdistributed) investment income of:	$(565)	$0	$(1,047)	$(29)	$0	$(305)

Amounts in thousands	RCM Global Small-Cap Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001

	(Unaudited)
Operations:
Net investment income (loss)	$(59)	$(189)	$(157)

Net realized (loss)	(1,426)	(1,853)	(8,348)

Net change in unrealized appreciation (depreciation)	(47)	(1,139)	5,301

Net (decrease) resulting from operations	(1,532)	(3,181)	(3,204)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	91	33,340	36,823

Administrative Class	0	0	0

Other Classes	9,935	60,163	44,461

Issued as reinvestment of distributions
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Institutional Class	(2,909)	(37,203)	(42,577)

Administrative Class	0	0	0

Other Classes	(10,598)	(67,735)	(41,487)

Net increase (decrease) resulting from Fund share transactions	(3,481)	(11,435)	(2,780)

Fund Reimbursement Fee	2	0	0

Total Increase (Decrease) in Net Assets	(5,011)	(14,616)	(5,984)

Net Assets:
Beginning of period	12,844	27,460	33,444

End of period*	$7,833	$12,844	$27,460

*Including net undistributed (overdistributed) investment income of:	$(59)	$0	$(156)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     35

Statements of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Technology Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001

	(Unaudited)
Operations:

Net investment income (loss)	$(1,368)	$(3,763)	$(736)

Net realized (loss)	(47,970)	(142,215)	(265,924)

Net change in unrealized appreciation (depreciation)	15,306	(25,901)	(4,812)

Net (decrease) resulting from operations	(34,032)	(171,879)	(271,472)

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	27,595	125,884	116,630

Administrative Class	0	0	0

Other Classes	44,032	127,581	159,070

Issued in reorganization
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Institutional Class	(48,618)	(138,717)	(148,200)

Administrative Class	0	0	0

Other Classes	(42,167)	(138,680)	(137,298)

Net increase (decrease) resulting from Fund share transactions	(19,158)	(23,932)	(9,798)

Fund Reimbursement Fee	31	0	0

Total Increase (Decrease) in Net Assets	(53,159)	(195,811)	(281,270)

Net Assets:
Beginning of period	267,315	463,126	744,396

End of period*	$214,156	$267,315	$463,126

*Including net undistributed (overdistributed) investment income of:	$(1,368)	$0	$(3,538)

Amounts in thousands	RCM Global Equity Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001

	(Unaudited)
Operations:

Net investment income (loss)	$(1)	$(4)	$(1)

Net realized (loss)	(177)	(387)	(68)

Net change in unrealized appreciation (depreciation)	(25)	106	(143)

Net (decrease) resulting from operations	(203)	(285)	(212)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(10)	0

Administrative Class	0	0	0

Other Classes	0	0	0

From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Total Distributions	0	(10)	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	1,138	188	0

Issued in reorganization
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0
Cost of shares redeemed
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	(969)	0	0

Net increase (decrease) resulting from Fund share transactions	169	188	0

Fund Reimbursement Fee	0	0	(212)

Total Increase (Decrease) in Net Assets	(34)	(107)	0

Net Assets:
Beginning of period	1,052	1,159	1,371

End of period*	$1,018	$1,052	$1,159

*Including net undistributed (overdistributed) investment income of:	$0	$1	$0

36     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	RCM International Growth Equity Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended June30, 2001

Operations:
Net investment income (loss)	$(101)	$294	$636

Net realized (loss)	(15,098)	(60,492)	(29,760)

Net change in unrealized appreciation (depreciation)	(3,677)	26,511	(16,576)

Net (decrease) resulting from operations	(18,876)	(33,687)	(45,700)

Distributions to Shareholders:
From net investment income
Institutional Class	(288)	(2,622)	0

Administrative Class	(15)	0	0

. Other Classes	(247)	(129)	0

From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

Total Distributions	(550)	(2,751)	0

Fund Share Transactions:
Receipts for shares sold
. Institutional Class	18,105	537,672	371,494

Administrative Class	330	975	0

Other Classes	87,252	174,841	51,464

Issued in reorganization
Institutional Class	0	5,855	0

Administrative Class	0	18,594	0

Other Classes	0	52,074	0
Issued as reinvestment of distributions
Institutional Class	229	2,337	0

Administrative Class	14	0	0

Other Classes	215	126	0
Cost of shares redeemed
Institutional Class	(55,864)	(623,374)	(369,860)

Administrative Class	(9,081)	(6,381)	0

Other Classes	(87,458)	(180,465)	(44,697)

Net increase (decrease) resulting from Fund share transactions	(46,258)	(17,746)	8,401

Fund Reimbursement Fee	210	0	0

Total Increase (Decrease) in Net Assets	(65,474)	(54,184)	(37,299)

Net Assets:
Beginning of period	138,919	193,103	230,402

End of period*	$73,445	$138,919	$193,103

*Including net undistributed (overdistributed) investment income of	$64	$715	$864

Amounts in thousands	RCM Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December31, 2002 (Unaudited)	Year Ended June30, 2002	Six Months Ended June30, 2001 (Unaudited)

Operations:
Net investment income (loss)	$(27)	$33	$76

Net realized (loss)	(618)	(1,361)	(623)

Net change in unrealized appreciation (depreciation)	132	711	(45)

Net (decrease) resulting from operations	(513)	(617)	(592)

Distributions to Shareholders:
From net investment income
Institutional Class	(1)	(50)	0

Administrative Class	0	0	0

. Other Classes	(42)	(8)	0

From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0

.Total Distributions	(43)	(58)	0

Fund Share Transactions:
Receipts for shares sold
. Institutional Class	232	24,293	1,588

Administrative Class	0	0	0

Other Classes	8,881	26,757	4,764
Issued in reorganization
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0
Issued as reinvestment of distributions
Institutional Class	1	27	0

Administrative Class	0	0	0

Other Classes	28	7	0
Cost of shares redeemed
Institutional Class	(5,526)	(23,452)	(635)

Administrative Class	0	0	0

Other Classes	(8,393)	(26,009)	(4,581)

Net increase (decrease) resulting from Fund share transactions	(4,777)	1,623	1,136

Fund Reimbursement Fee	2	0	0

Total Increase (Decrease) in Net Assets	(5,331)	948	544

Net Assets:
Beginning of period	8,856	7,908	7,364

End of period*	$3,525	$8,856	$7,908

*Including net undistributed (overdistributed) investment income of:	$(58)	$12	$31

Amounts in thousands	RCM Europe Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(90)	$(314)	$(40)

Net realized (loss)	(4,585)	(11,469)	(4,452)

Net change in unrealized appreciation (depreciation)	607	4,241)	(9,624)

Net (decrease) resulting from operations	(4,068)	(7,542)	(14,116)
			)
Distributions to Shareholders:
From net investment income
Institutional Class	0	0	0

Administrative Class	0	0	0

. Other Classes	0	0	0
From net realized capital gains
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	(202)	0

Total Distributions	0	(202)	0

Fund Share Transactions:
Receipts for shares sold
. Institutional Class	5,424	0	0

Administrative Class	0	0	0

Other Classes	55,830	239,569	123,532
Issued in reorganization
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	0	0
Issued as reinvestment of distributions
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	0	159	0
Cost of shares redeemed
Institutional Class	(311)	0	0

Administrative Class	0	0	0

Other Classes	(59,665)	(252,985)	(122,256)

Net increase (decrease) resulting from Fund share transactions	1,278	(13,257)	1,276

Fund Reimbursement Fee	175	0	0

Total Increase (Decrease) in Net Assets	(2,615)	(21,001)	(12,840
			)
Net Assets:
Beginning of period	27,665	48,666	61,506

End of period*	$25,050	$27,665	$48,666

*Including net undistributed (overdistributed) investment income of	$(90)	$0	$(40)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     37

Schedule of Investments
 RCM Large-Cap Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.4%
Aerospace 3.7%
General Dynamics Corp.	73,350	$5,822
Lockheed Martin Corp.	7,700	445
United Technologies Corp.	77,450	4,797

		11,064

Capital Goods 3.3%
3M Co.	14,800	1,825
General Electric Co.	322,500	7,853

		9,678

Communications 2.0%
SBC Communications, Inc.	96,800	2,624
Vodafone Group PLC SP - ADR	180,600	3,272

		5,896

Consumer Discretionary 7.8%
Costco Wholesale Corp. (a)	49,400	1,386
Electronic Arts, Inc. (a)	56,150	2,795
Kohl’s Corp. (a)	23,450	1,312
Lowe’s Cos., Inc.	37,150	1,393
Mattel, Inc.	82,100	1,572
Nike, Inc.	21,050	936
Starbucks Corp. (a)	126,400	2,576
The Home Depot, Inc.	57,700	1,383
Wal-Mart Stores, Inc.	193,625	9,780

		23,133

Consumer Services 1.2%
Viacom, Inc. (a)	85,350	3,479

Consumer Staples 18.2%
Anheuser-Busch Cos., Inc.	214,200	10,367
Coca-Cola Co.	83,000	3,637
Colgate-Palmolive Co.	141,675	7,428
Gillette Co.	59,850	1,817
Kraft Foods, Inc. (a)	130,525	5,081
PepsiCo, Inc.	241,400	10,192
Procter & Gamble Co.	54,550	4,688
SYSCO Corp.	189,300	5,639
Walgreen Co.	161,700	4,720

		53,569

Energy 6.9%
Anadarko Petroleum Corp.	57,925	2,775
Baker Hughes, Inc.	153,375	4,937
BP PLC SP - ADR	77,500	3,150
ChevronTexaco Corp.	33,600	2,234
Exxon Mobil Corp.	101,000	3,529
Noble Corp. (a)	66,600	2,341
Schlumberger Ltd.	35,000	1,473

		20,439

Financial & Business Services 14.0%
Accenture Ltd. (a)	105,300	1,894
American International Group, Inc.	122,100	7,063
Automatic Data Processing, Inc.	60,675	2,382
Citigroup, Inc.	158,950	5,593
Fannie Mae	146,100	9,399
Fifth Third Bancorp.	38,500	2,254
Franklin Resources, Inc.	64,200	2,188
Marsh & McLennan Cos., Inc.	103,700	4,792
Merrill Lynch & Co.	46,500	1,765
Wells Fargo & Co.	85,000	3,984

		41,314

Healthcare 25.1%
Abbott Laboratories	45,400	1,816
AmerisourceBergen Corp.	22,600	1,227
Amgen, Inc. (a)	117,625	5,686
Baxter International, Inc.	26,800	750
Cardinal Health, Inc.	92,550	5,478
Genentech, Inc. (a)	46,950	1,557
IDEC Pharmaceuticals Corp. (a)	9,050	300
Johnson & Johnson	157,375	8,453
MedImmune, Inc. (a)	49,100	1,334
Medtronic, Inc.	72,100	3,288
Pfizer, Inc.	507,025	15,500
Pharmacia Corp.	233,700	9,769
Schering-Plough Corp.	130,900	2,906
Teva Pharmaceutical Industries Ltd. SP - ADR	105,600	4,077
WellPoint Health Networks, Inc. (a)	19,300	1,373
Wyeth	278,800	10,427

		73,941

Technology 11.6%
Cisco Systems, Inc. (a)	185,575	2,431
Dell Computer Corp. (a)	155,675	4,163
IBM Corp.	34,550	2,678
Intel Corp.	169,125	2,633
Maxim Integrated Products, Inc.	52,000	1,718
Microsoft Corp. (a)	297,225	15,367
Oracle Corp. (a)	135,300	1,461
QUALCOMM, Inc. (a)	70,325	2,559
VERITAS Software Corp. (a)	76,700	1,198

		34,208

Transportation 1.6%
United Parcel Service, Inc.	74,550	4,703

Total Common Stocks (Cost $317,710)		281,424

SHORT-TERM INSTRUMENTS 3.9%
	Principal Amount (000s)

Repurchase Agreement 3.9%
State Street Bank
1.050% due 01/02/2003	$11,414	11,414
(Dated 12/31/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at $11,643. Repurchase proceeds are $11,414.)

Total Short-Term Instruments (Cost $11,414)		11,414

Total Investments 99.3% (Cost $329,124)		$292,838
Other Assets and Liabilities (Net) 0.7%		2,078

Net Assets 100.0%		$294,916

Notes to Schedule of Investments:

(a) Non-income producing security.

38     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM Tax-Managed Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.3%
United Technologies Corp.	2,725	$169

Capital Goods 2.8%
General Electric Co.	8,200	200

Communications 1.8%
Nokia Oyj SP - ADR (a)	3,500	54
Vodafone Group PLC SP- ADR	4,000	73

		127

Consumer Discretionary 3.8%
Costco Wholesale Corp. (a)	2,250	63
Harley-Davidson, Inc.	2,500	116
Starbucks Corp. (a)	1,850	38
The Home Depot, Inc.	2,500	60

		277

Consumer Services 1.5%
Viacom, Inc. (a)	2,600	106

Consumer Staples 17.4%
Anheuser-Busch Cos., Inc.	4,700	227
Colgate-Palmolive Co.	5,000	262
PepsiCo, Inc.	5,100	215
SYSCO Corp.	9,500	283
Walgreen Co.	9,175	268

		1,255

Energy 8.0%
Baker Hughes, Inc.	4,200	135
BJ Services Co. (a)	6,300	204
BP PLC SP - ADR	5,900	240

		579

Financial & Business Services 16.8%
Accenture Ltd. (a)	8,300	149
American International Group, Inc.	1,800	104
Automatic Data Processing, Inc.	4,900	192
Federated Investors, Inc.	9,000	228
Freddie Mac	2,950	174
Merrill Lynch & Co.	2,000	76
North Fork Bancorp., Inc.	3,300	111
Willis Group Holdings Ltd. (a)	6,100	175

		1,209

Healthcare 23.3%
Amgen, Inc. (a)	2,800	135
Baxter International, Inc.	4,000	112
Genentech, Inc. (a)	1,050	35
International Flavors & Fragrances	6,200	218
Johnson & Johnson	3,000	161
Medtronic, Inc.	2,300	105
Pfizer, Inc.	5,500	168
Pharmacia Corp.	6,500	272
Teva Pharmaceutical Industries Ltd. SP - ADR	6,000	232
Wyeth	6,550	245

		1,683

Technology 10.0%
Cisco Systems, Inc. (a)	6,000	79
Dell Computer Corp. (a)	2,700	72
Gentex Corp. (a)	3,500	111
Intel Corp.	5,200	81
Microsoft Corp. (a)	6,700	346
VERITAS Software Corp. (a)	2,300	36

		725

Transportation 1.5%
United Parcel Service, Inc.	1,700	107

Total Common Stocks (Cost $6,380)		6,437

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 10.5%
Repurchase Agreement 10.5%
State Street Bank
1.050% due 01/02/2003	$755	$755
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 0.000% due 03/28/2003 valued at $771. Repurchase proceeds are $755.)

Total Short-Term Instruments (Cost $755)		755

Total Investments 99.7%		$7,192
(Cost $7,135)
Other Assets and Liabilities (Net) 0.3%		19

Net Assets 100.0%		$7,211

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     39

Schedule of Investments
 RCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Aerospace 1.6%
Alliant Techsystems, Inc. (a)	49,030	$3,057

Capital Goods 7.5%
American Standard Cos., Inc. (a)	33,000	2,348
Danaher Corp.	57,600	3,784
Monsanto Co.	134,500	2,589
SPX Corp. (a)	63,500	2,377
Weatherford International, Inc. (a)	78,500	3,134

		14,232

Communications 2.8%
CenturyTel, Inc.	15,000	441
Cox Radio, Inc. (a)	81,500	1,859
Entercom Communications Corp. (a)	55,000	2,581
Overture Services, Inc. (a)	14,780	404

		5,285

Consumer Discretionary 12.9%
AdvancePCS (a)	110,800	2,461
Bed, Bath & Beyond, Inc. (a)	15,800	546
CDW Computer Centers, Inc. (a)	10,390	456
Coach, Inc. (a)	70,900	2,334
Dollar Tree Stores, Inc. (a)	117,600	2,889
Electronic Arts, Inc. (a)	30,700	1,528
Family Dollar Stores, Inc.	24,000	749
Linens `n Things, Inc. (a)	93,300	2,109
Mattel, Inc.	184,400	3,531
Outback Steakhouse, Inc.	77,400	2,666
Starbucks Corp. (a)	93,700	1,910
TJX Companies., Inc.	93,500	1,825
Williams-Sonoma, Inc. (a)	57,400	1,556

		24,560

Consumer Services 4.9%
BearingPoint, Inc.	93,800	647
Career Education Corp. (a)	57,700	2,308
Hilton Hotels Corp.	200,500	2,548
Manpower, Inc.	21,900	699
Starwood Hotels & Resorts Worldwide, Inc.	121,500	2,884
Univision Communications, Inc. ‘A’ (a)	15,000	367

		9,453

Consumer Staples 4.3%
Coca-Cola Enterprises, Inc.	155,300	3,373
Dean Foods Co. (a)	87,400	3,243
Hershey Foods Corp.	22,300	1,504

		8,120

Energy 10.0%
Anadarko Petroleum Corp.	55,000	2,634
BJ Services Co. (a)	61,200	1,977
EOG Resources, Inc.	80,200	3,202
Nabors Industries Ltd. (a)	92,300	3,255
Noble Corp. (a)	60,500	2,127
Patterson-UTI Energy, Inc. (a)	50,000	1,508
Smith International, Inc. (a)	62,400	2,035
XTO Energy, Inc.	96,300	2,379

		19,117

Financial & Business Services 12.8%
ARAMARK Corp. ‘B’ (a)	104,150	2,447
Charter One Financial, Inc.	81,500	2,341
City National Corp.	36,200	1,592
Concord EFS, Inc. (a)	35,000	551
Federated Investors, Inc.	29,400	746
Fiserv, Inc. (a)	86,200	2,926
Franklin Resources, Inc.	41,700	1,421
Investors Financial Services Corp.	20,600	564
Lamar Advertising Co. (a)	85,300	2,869
Perot Systems Corp. (a)	161,500	1,731
Platinum Underwriters Holdings, Ltd. (a)	12,600	332
SLM Corp.	7,000	727
SouthTrust Corp.	12,700	316
TCF Financial Corp.	48,900	2,136
W.R. Berkley Corp.	7,000	277
Willis Group Holdings Ltd. (a)	122,000	3,498

		24,474

Healthcare 23.1%
Aetna, Inc.	47,000	1,933
Allergan, Inc.	8,000	461
AmerisourceBergen Corp.	70,000	3,802
Anthem, Inc. (a)	51,400	3,233
Biogen, Inc. (a)	9,600	385
Biomet, Inc.	16,600	476
Boston Scientific Corp. (a)	65,300	2,777
Cephalon, Inc. (a)	17,500	852
Genzyme Corp. (a)	56,700	1,677
Gilead Sciences, Inc. (a)	52,000	1,768
ICOS Corp. (a)	9,500	222
IDEC Pharmaceuticals Corp. (a)	52,300	1,735
King Pharmaceuticals, Inc. (a)	68,700	1,181
MedImmune, Inc. (a)	70,800	1,924
Quest Diagnostics, Inc. (a)	12,200	694
St. Jude Medical, Inc. (a)	101,000	4,012
Stryker Corp.	22,000	1,477
Teva Pharmaceutical Industries Ltd. SP - ADR	53,000	2,046
Triad Hospitals, Inc. (a)	93,000	2,774
Universal Health Services, Inc. ‘B’ (a)	77,000	3,473
Varian Medical Systems, Inc. (a)	24,100	1,195
WellPoint Health Networks, Inc. (a)	52,400	3,729
Zimmer Holdings, Inc. (a)	56,300	2,338

		44,164

Materials & Processing 0.2%
Pactiv Corp. (a)	15,000	328

Technology 16.9%
Affiliated Computer Services, Inc. ‘A’ (a)	64,060	3,373
BEA Systems, Inc. (a)	191,500	2,196
Computer Sciences Corp. (a)	9,270	319
Emulex Corp. (a)	67,200	1,247
Foundry Networks, Inc. (a)	164,750	1,160
Infosys Technologies Ltd. SP - ADR	3,620	252
Integrated Circuit Systems, Inc. (a)	52,870	965
Intersil Corp. (a)	84,830	1,183
Intuit, Inc. (a)	40,860	1,917
Jabil Circuit, Inc. (a)	25,940	465
Marvell Technology Group Ltd. (a)	16,420	310
Mercury Interactive Corp. (a)	52,010	1,539
Microchip Technology, Inc.	63,250	1,546
Molex, Inc.	62,760	1,249
Network Appliance, Inc. (a)	35,800	358
Network Associates, Inc. (a)	40,500	652
PeopleSoft, Inc. (a)	118,150	2,163
QLogic Corp. (a)	11,310	390
Semtech Corp. (a)	32,600	356
SunGard Data Systems, Inc. (a)	62,400	1,470
Symantec Corp. (a)	53,970	2,183
The BISYS Group, Inc. (a)	184,500	2,934
THQ, Inc. (a)	79,500	1,053
UTStarcom, Inc. (a)	108,440	2,150
VERITAS Software Corp. (a)	30,600	478
Xilinx, Inc. (a)	19,500	400

		32,308

Transportation 0.6%
Swift Transportation Co., Inc. (a)	56,500	1,131

Total Common Stocks (Cost $192,158)		186,229

SHORT-TERM INSTRUMENTS 2.3%
	Principal Amount (000s)

Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$4,517	$4,517
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $4,612. Repurchase proceeds are $4,517.)

Total Short-Term Instruments (Cost $4,517)		4,517

Total Investments 99.9% (Cost $196,675)		$190,746
Other Assets and Liabilities (Net) 0.1%		116

Net Assets 100.0%		$190,862

Notes to Schedule of Investments:

(a) Non-income producing security.

40     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM Small-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.6%
Aerospace 5.8%
Alliant Techsystems, Inc. (a)	1,650	$103
DRS Technologies, Inc. (a)	2,250	71
EDO Corp.	5,250	109
MTC Technologies, Inc. (a)	2,850	72
The Titan Corp. (a)	6,000	62
Veridian Corp. (a)	5,000	107

		524

Capital Goods 6.3%
AGCO Corp. (a)	4,200	93
Alliance Gaming Corp. (a)	6,500	111
Chelsea Property Group, Inc.	2,090	70
EMCOR Group, Inc. (a)	850	45
Oshkosh Truck Corp. ‘B’	1,660	102
Skyworks Solutions, Inc. (a)	8,500	73
SL Green Realty Corp.	2,300	73

		567

Communications 3.5%
Cumulus Media, Inc. ‘A’ (a)	6,500	97
Entercom Communications Corp. (a)	1,790	84
Macromedia, Inc. (a)	5,500	59
Nextel Partners, Inc.	11,900	72

		312

Consumer Discretionary 13.1%
Aaron Rents, Inc.	4,700	103
Alexandria Real Estate Equities, Inc.	1,600	68
Cost Plus, Inc.	2,350	67
Dial Corp.	8,500	173
Fred’s Inc.	2,450	63
Hibbett Sporting Goods, Inc. (a)	6,000	144
PETCO Animal Supplies, Inc. (a)	3,800	89
Scholastic Corp. (a)	2,350	84
Sonic Automotive, Inc. (a)	4,000	59
Take Two Interactive Software (a)	2,400	56
The Gymboree Corp. (a)	3,750	59
Too, Inc. (a)	3,800	89
United Natural Foods, Inc. (a)	5,150	131

		1,185

Consumer Services 4.7%
Applebee’s International, Inc.	2,850	66
Career Education Corp. (a)	2,500	100
Education Management Corp. (a)	1,940	73
Fairmont Hotels & Resorts, Inc.	3,300	78
Rent-A-Center, Inc. (a)	900	45
The Cheesecake Factory, Inc. (a)	1,750	63

		425

Consumer Staples 2.8%
American Italian Pasta Co. ‘A’ (a)	2,070	74
Performance Food Group Co. (a)	5,200	177

		251

Energy 8.9%
CAL Dive International, Inc. (a)	3,600	85
Evergreen Resources, Inc. (a)	1,650	74
FMC Technologies, Inc. (a)	2,350	48
Grey Wolf, Inc. (a)	22,500	90
Horizon Offshore, Inc. (a)	2,200	11
National-Oilwell, Inc. (a)	5,500	120
Patterson-UTI Energy, Inc. (a)	5,200	157
Ultra Petroleum Corp. (a)	12,500	124
Varco International, Inc.	5,200	90

		799

Environmental Services 1.6%
Waste Connections, Inc. (a)	3,750	145

Financial & Business Services 15.9%
Affiliated Managers Group, Inc. (a)	3,000	151
Alliance Data Systems Corp. (a)	7,500	133
CBL & Associates Properties, Inc.	1,650	66
Dime Community Bancshares, Inc.	3,800	73
East West Bancorp., Inc.	2,210	80
Fidelity National Information Solutions, Inc. (a)	3,750	65
First Industrial Realty Trust, Inc.	3,300	92
Hilb, Regal & Hamilton Co.	1,650	67
Kroll, Inc. (a)	4,250	81
New Century Financial Corp.	3,500	89
Pacific Capital Bancorp	3,750	95
Platinum Underwriters Holdings, Ltd. (a)	2,850	75
Redwood Trust, Inc.	2,400	66
RLI Corp.	1,200	33
Sterling Bancshares, Inc.	8,500	104
UCBH Holdings, Inc.	1,910	81
Wintrust Financial Corp.	2,750	86

		1,437

Healthcare 15.3%
AmSurg Corp. (a)	1,340	27
Amylin Pharmaceuticals, Inc. (a)	4,700	76
Axcan Pharma, Inc. (a)	8,500	100
Cell Genesys, Inc. (a)	3,300	37
Cooper Cos., Inc.	2,350	59
Enzon Pharmaceuticals, Inc. (a)	3,300	55
ICOS Corp. (a)	1,140	27
InterMune, Inc. (a)	1,180	30
K-V Pharmaceutical Co. (a)	3,850	89
Kyphon, Inc. (a)	3,750	32
LifePoint Hospitals, Inc. (a)	2,350	70
NBTY, Inc. (a)	5,500	97
Odyssey Healthcare, Inc. (a)	1,650	57
OSI Pharmaceuticals, Inc. (a)	2,800	46
Protein Design Labs, Inc. (a)	5,500	47
Renal Care Group, Inc. (a)	7,500	237
Scios, Inc. (a)	1,930	63
Taro Pharmaceutical Industries (a)	1,570	59
Trimeris, Inc. (a)	1,050	45
VCA Antech, Inc. (a)	8,500	128

		1,381

Materials & Processing 2.3%
Boise Cascade Corp.	2,450	62
Glatfelter	3,800	50
RPM, Inc.	6,500	99

		211

Technology 12.7%
Adaptec, Inc. (a)	9,500	54
Ascential Software Corp. (a)	6,500	16
Autodesk, Inc.	5,150	74
Business Objects S.A. SP - ADR (a)	3,800	57
Cerner Corp. (a)	1,170	37
Cymer, Inc. (a)	1,410	45
Fairchild Semiconductor International, Inc. ‘A’ (a)	3,350	36
GlobespanVirata, Inc. (a)	12,600	56
Imation Corp. (a)	1,940	68
Integrated Circuit Systems, Inc. (a)	3,300	60
Internet Securities Systems, Inc. (a)	3,300	60
Inter-Tel, Inc.	1,700	36
Lattice Semiconductor Co. (a)	7,500	66
Lawson Software, Inc. (a)	10,000	58
ManTech International Corp. (a)	3,800	72
Maxtor Corp. (a)	11,900	60
Netscreen Technologies, Inc. (a)	6,000	101
Novell, Inc. (a)	12,500	42
Sybase, Inc. (a)	5,500	74
UTStarcom, Inc. (a)	3,650	72

		1,144

Transportation 4.7%
JetBlue Airways Corp. (a)	2,600	70
Knight Transportation, Inc. (a)	2,900	61
Railamerica, Inc. (a)	9,500	68
Skywest, Inc.	5,150	67
USFreightways Corp.	1,410	41
UTI Worldwide, Inc. (a)	2,600	68
Werner Enterprises, Inc.	2,190	47

		422

Utilities 1.0%
MDU Resources Group, Inc.	3,550	92

Total Common Stocks (Cost $8,861)		8,895

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     41

Schedule of Investments (Cont.)
RCM Small-Cap Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	value (000s)

SHORT-TERM INSTRUMENTS 1.3%
Repurchase Agreement 1.3%
State Street Bank
1.050% due 01/02/2003	$121	$121
(Dated 12/31/2002. Collateralized by Fannie Mae 2.920% due 11/14/2003 valued at $127. Repurchase proceeds are $121.)

Total Short-Term Instruments (Cost $121)		121

Total Investments 99.9%		$9,016
(Cost $8,982)
Other Assets and Liabilities (Net) 0.1%		8

Net Assets 100.0%		$9,024

Notes to Schedule of Investments:

(a) Non-income producing security.

42     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Australia 3.4%
BHP Steel Ltd.	42,500	$77
Jupiters Limited	19,000	59
Newcrest Mining Ltd. (a)	32,500	132

		268

Canada 3.4%
Axcan Pharma, Inc. (a)	13,000	153
Ultra Petroleum Corp. (a)	11,500	114

		267

China 4.1%
China Pharmaceutical Enterprise	375,000	67
Hainan Meilan Airport Co.	128,000	61
TCL International Holdings Ltd.	410,000	126
Television Broadcasting	21,000	66

		320

Denmark 1.2%
Jyske Bank	3,500	95

France 0.5%
Companie Generale de Geophysique S.A. (a)	2,200	36

Germany 2.4%
Puma AG Rudolf Dassler Sport (a)	1,600	109
Singulus Technologies AG	6,000	79

		188

Greece 0.7%
Intralot S.A. (a)	4,500	57

Hungary 0.7%
Egis Gyogyszergyar	950	59

Italy 2.5%
Amplifon SpA	4,300	76
Cassa di Risparmio di Firenze	62,000	76
Merloni Elettrodomestici SpA	4,500	47

		199

Japan 15.4%
Bandai Co. Ltd.	3,000	103
Citizen Electronics Co. Ltd.	1,100	79
Daidoh Ltd.	18,000	92
Drake Beam Morin - Japan, Inc.	1,200	44
Dydo Drinco, Inc.	3,500	63
F.C.C. Co. Ltd.	2,500	53
Hamakyorex Company	4,000	69
Nihon Trim Co.	2,200	107
Nissin Co., Ltd.	12,500	87
NS Solutions Corp.	1,600	80
Office Building Fund of Japan, Inc.	20	105
SKY Perfect Communications, Inc. (a)	110	83
The Goodwill Group, Inc. (a)	26	82
Tsumura & Co.	6,000	55
Xebio Co. Ltd.	5,500	102

		1,204

Mexico 0.5%
Grupo Industrial Saltillo, S.A.	28,500	41

Netherlands 2.0%
James Hardie Industries NV	40,000	154

Norway 1.5%
Smedvig ASA	12,500	60
Tandberg ASA (a)	10,000	58

		118

Russia 0.5%
Vimpel-Communications SP - ADR (a)	1,200	38

South Korea 1.8%
Cheil Communication, Inc.	500	39
Daishin Securities Co.	3,000	36
KEC Corp.	2,000	67

		142

Spain 0.8%
Baron de Ley	2,100	60

Sweden 0.9%
Getinge AB ‘B’	3,600	74

Switzerland 1.0%
Logitech International S.A. (a)	2,500	75

United Kingdom 2.4%
Bovis Homes Group PLC	12,500	72
Game Group PLC	32,500	19
Luminar PLC	7,500	47
Woolworths Group PLC	85,000	50

		188

United States 51.9%
Adaptec, Inc. (a)	7,000	40
Alliance Data Systems Corp. (a)	3,800	67
American Italian Pasta Co. ‘A’ (a)	3,500	126
American Pharmaceutical Partners, Inc. (a)	2,500	44
Career Education Corp. (a)	3,600	144
Choice Hotels International, Inc. (a)	4,000	91
Cooper Cos., Inc.	3,200	80
Cymer, Inc. (a)	1,200	39
Dial Corp.	4,500	92
EDO Corp.	3,500	73
Entercom Communications Corp. (a)	900	42
Enzon Pharmaceuticals, Inc. (a)	5,000	84
First Industrial Realty Trust, Inc.	3,000	84
GlobespanVirata, Inc. (a)	10,500	46
Grey Wolf, Inc. (a)	32,500	130
Hilb, Regal & Hamilton Co.	2,000	82
Horizon Offshore, Inc. (a)	1,100	5
ICON PLC SP - ADR	3,000	81
Integrated Circuit Systems, Inc. (a)	2,000	36
InVision Technologies, Inc. (a)	3,300	87
JetBlue Airways Corp. (a)	2,500	67
Knight Transportation, Inc. (a)	4,400	92
Kroll, Inc. (a)	3,500	67
K-V Pharmaceutical Co. (a)	4,000	93
Lattice Semiconductor Co. (a)	6,000	53
LifePoint Hospitals, Inc. (a)	2,000	60
ManTech International Corp. (a)	3,500	67
National-Oilwell, Inc. (a)	5,100	111
NBTY, Inc. (a)	4,500	79
Neurocrine Biosciences, Inc. (a)	1,000	46
NS Group, Inc.	7,000	46
OSI Pharmaceuticals, Inc. (a)	3,500	57
PETCO Animal Supplies, Inc. (a)	1,800	42
Platinum Underwriters Holdings, Ltd. (a)	2,500	66
Prosperity Bancshares, Inc.	3,500	66
Quicksilver Resources, Inc.	2,000	45
Railamerica, Inc. (a)	12,500	90
Renal Care Group, Inc. (a)	2,700	85
RPM, Inc.	5,800	89
Scios, Inc. (a)	1,900	62
Skywest, Inc.	3,000	39
Skyworks Solutions, Inc. (a)	5,000	43
Sonic Automotive, Inc. (a)	4,500	67
Sterling Bancshares, Inc.	6,000	73
Swift Transportation Co., Inc. (a)	2,500	50
Sybase, Inc. (a)	5,000	67
Taro Pharmaceutical Industries (a)	3,000	113
The Gymboree Corp. (a)	4,500	71
The Titan Corp. (a)	9,000	94
Trimeris, Inc. (a)	1,300	56
Unit Corp. (a)	4,000	74
United Natural Foods, Inc. (a)	5,000	127
UTStarcom, Inc. (a)	3,500	69
VCA Antech, Inc. (a)	8,200	123
Waste Connections, Inc. (a)	1,600	62
Wintrust Financial Corp.	2,500	78

		4,062

Total Common Stocks (Cost $7,500)		7,645

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     43

Schedule of Investments (Cont.)
RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $162. Repurchase proceeds are $157.)	$157	$157

Total Short-Term Instruments (Cost $157)		157

Total Investments 99.6% (Cost $7,657)		$7,802
Other Assets and Liabilities (Net) 0.4%		31

Net Assets 100.0%		$7,833

Notes to Schedule of Investments:

(a) Non-income producing security.

44     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.6%
Bangladesh 0.9%
Marvell Technology Group Ltd. (a)	103,640	$1,955

Bermuda 3.1%
Accenture Ltd. (a)	72,490	1,304
Tyco International Ltd.	309,490	5,286

		6,590

Finland 2.1%
Nokia Oyj SP - ADR (a)	288,390	4,470

France 0.5%
Business Objects S.A. SP - ADR (a)	71,000	1,065

Germany 2.7%
SAP AG (a)	285,800	5,573
T-Online	24,600	137

		5,710

India 3.1%
Infosys Technologies Ltd. SP - ADR	1,820	127
Merrill Lynch & Co. - Warrant Infosys Technologies Ltd. Exp. 09/05/2005	42,000	4,177
Merrill Lynch & Co. - Warrant Satyam Computer Services Ltd. Exp. 11/04/2005 (a)	400,000	2,317

		6,621

Japan 3.8%
Canon, Inc.	25,900	976
Hirose Electric Co., Ltd.	7,800	595
Kyocera Corp. (a)	5,750	335
Mabuchi Motor Co., Ltd.	7,800	718
Ricoh Co., Ltd.	14,000	230
Rohm Co.	5,000	637
Softbank Corp.	61,600	703
Tokyo Electron Ltd.	1,100	50
Trend Micro Inc.	15,000	257
Yahoo Japan Corp. (a)	291	3,629

		8,130

Netherlands 0.1%
ASM International NV (a)	15,920	205

South Korea 2.2%
Samsung Electronics Ltd. SP - GDR	35,100	4,686

Switzerland 1.4%
Logitech International S.A. (a)	3,460	103
STMicroelectronics NV - NY (a)	151,840	2,962

		3,065

Taiwan 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	24,400	172
United Microelectronics Corp. SP - ADR	9,500	32

		204

United Kingdom 1.4%
Misys PLC	1,079,410	3,058

United States 73.2%
Affiliated Computer Services, Inc. ‘A’ (a)	93,630	4,930
Alcatel Alsthom SP - ADR	948,290	4,210
Alliant Techsystems, Inc. (a)	19,475	1,214
Amazon.com, Inc. (a)	4,500	85
AOL Time Warner, Inc. (a)	142,980	1,873
Automatic Data Processing, Inc.	1,600	63
BEA Systems, Inc. (a)	112,550	1,291
CDW Computer Centers, Inc. (a)	7,750	340
CIENA Corp. (a)	1,000	5
Cisco Systems, Inc. (a)	998,380	13,079
Computer Sciences Corp. (a)	26,430	911
Concord EFS, Inc. (a)	25,820	406
Cypress Semiconductor Corp. (a)	142,210	813
Dell Computer Corp. (a)	199,930	5,346
eBay, Inc. (a)	74,470	5,051
Electronic Arts, Inc. (a)	1,330	66
Emulex Corp. (a)	63,300	1,174
Expedia, Inc. (a)	68,690	4,597
First Data Corp.	6,400	227
Foundry Networks, Inc. (a)	319,070	2,246
Gilead Sciences, Inc. (a)	64,320	2,187
GlobespanVirata, Inc. (a)	103,600	457
Hewlett-Packard Co.	590,620	10,253
IBM Corp.	58,990	4,572
Integrated Circuit Systems, Inc. (a)	131,630	2,402
Intel Corp.	677,220	10,544
Internet Securities Systems, Inc. (a)	120,930	2,217
Inter-Tel, Inc.	2,500	52
Intuit, Inc. (a)	46,210	2,168
iShares NASDAQ Biotechnolgy Index Fund	76,530	3,777
Jabil Circuit, Inc. (a)	133,440	2,391
KLA-Tencor Corp. (a)	7,500	265
L-3 Communications Holdings, Inc. (a)	2,200	99
Leapfrog Enterprises, Inc.	17,990	452
Lockheed Martin Corp.	32,960	1,903
Maxim Integrated Products, Inc.	84,240	2,783
McData Corp. ‘A’ (a)	4,600	33
Mercury Interactive Corp. (a)	91,320	2,702
Microchip Technology, Inc.	93,155	2,278
Micron Technology, Inc. (a)	12,150	118
Microsoft Corp. (a)	335,120	17,326
Motorola, Inc.	22,500	195
NetIQ Corp. (a)	38,520	476
Network Associates, Inc. (a)	226,110	3,638
Oracle Corp. (a)	90,000	972
Overture Services, Inc. (a)	91,290	2,493
Paychex, Inc.	2,000	56
PeopleSoft, Inc. (a)	12,560	230
QLogic Corp. (a)	4,490	155
QUALCOMM, Inc. (a)	144,070	5,243
Raytheon Co.	58,510	1,799
Red Hat, Inc. (a)	229,360	1,356
RF Micro Devices, Inc. (a)	7,176	52
Semiconductor HOLDRs Trust	127,700	2,829
Skyworks Solutions, Inc. (a)	136,370	1,176
Symantec Corp. (a)	78,940	3,193
Texas Instruments, Inc.	7,300	110
The BISYS Group, Inc. (a)	87,350	1,389
The Titan Corp. (a)	8,900	93
Unisys Corp. (a)	25,960	257
USA Interactive (a)	92,780	2,121
UTStarcom, Inc. (a)	381,810	7,571
VeriSign, Inc. (a)	119,230	956
VERITAS Software Corp. (a)	6,690	104
Xilinx, Inc. (a)	96,570	1,982
Yahoo, Inc. (a)	94,630	1,547

		156,899

Total Common Stocks (Cost $186,067)		202,658

PURCHASED CALL OPTIONS 0.1%
	# of Contracts

NASDAQ 100 Index
Strike @ 27.000 Exp. 01/18/2003	15,000	225

Total Purchased Call Options (Cost $3,350)		225

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     45

Schedule of Investments (Cont.)
RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
1.050% due 01/02/2003	$13,649	$13,649
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $13,925. Repurchase proceeds are $13,649.)

Total Short-Term Instruments (Cost $13,649)		13,649

Total Investments 101.1% (Cost $203,066)		$216,532
Other Assets and Liabilities (Net) (1.1%)		(2,376)

Net Assets 100.0%		$214,156

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOT Intuit, Inc.
Strike @ 50.000 Exp. 01/18/2003	462	$142	$21
Call - CBOT UTStarcom, Inc.
Strike @ 17.500 Exp. 02/22/2003	2,304	500	708
Put - CBOT Cisco Systems, Inc.
Strike @ 7.500 Exp. 01/18/2003	3,300	274	17

		$916	$746

(c) Short sales open at December 31, 2002 were as follows:

Type	Shares	Value	Proceeds

NASDAQ 100 Trust	40,200	$980	$1,046
Semiconductor HOLDRs Trust	41,100	910	1,041

		$1,890	$2,087

46    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM Global Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Australia 2.4%
BHP Billiton Ltd.	1,775	$10
Commonwealth Bank of Australia	570	9
The News Corporation Ltd.	790	5

		24

Bermuda 0.8%
Accenture Ltd. (a)	425	8

Canada 3.5%
Barrick Gold Corp.	590	9
EnCana Corp.	325	10
Loblaw Cos., Ltd.	220	8
Shoppers Drug Mart Corp. (a)	590	9

		36

China 3.3%
Cathay Pacific Airways Ltd.	5,000	7
China Mobile (Hong Kong) Ltd. (a)	4,000	10
CNOOC Ltd.	8,050	11
Sun Hung Kai Properties	1,000	6

		34

Finland 1.0%
Nokia Corp. (a)	520	8
Nokia Oyj SP - ADR (a)	130	2

		10

France 2.8%
Axa (a)	680	9
BNP Paribas S.A.	205	8
TotalFinaElf S.A. (a)	85	12

		29

Germany 3.6%
Adidas-Salomon AG (a)	155	13
Altana AG (a)	140	6
Bayerische Motoren Werke AG (a)	195	6
Porsche AG	10	4
Schering AG (a)	195	8

		37

Greece 0.5%
Greek Organization of Football Prognostics	490	5

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	270	10

Italy 1.4%
Eni SpA (a)	620	10
Telecom Italia SpA	590	4

		14

Japan 6.3%
Fuji Television Network, Inc.	2	8
KDDI Corp.	2	7
Kyocera Corp. (a)	100	6
Nomura Holdings, Inc. (a)	1,000	11
Shin-Etsu Chemical Co., Ltd.	200	7
SMC Corp.	100	9
Sony Corp.	200	8
Toppan Printing Co. Ltd.	1,000	8

		64

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	160	5

Netherlands 1.1%
Gucci Group	120	11

South Korea 1.1%
Samsung Electronics Ltd. SP - GDR	80	11

Spain 0.5%
Inditex	200	5
Telefonica S.A. (a)	0	0

		5

Switzerland 4.3%
Givaudan AG (a)	21	9
Nestle S.A. (a)	40	8
Novartis AG (a)	335	$12
UBS AG (a)	305	15

		44

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	950	7

United Kingdom 11.5%
BP PLC	1,500	10
BP PLC SP - ADR	125	5
Diageo PLC	760	8
HBOS PLC	620	7
HSBC Holdings PLC	800	9
Rank Group PLC	3,250	14
Reckitt Benckiser PLC	720	14
Royal Bank of Scotland Group PLC	500	12
Tesco PLC	2,125	7
Vodafone Group PLC SP- ADR	1,125	20
Willis Group Holdings Ltd. (a)	395	11

		117

United States 49.6%
3M Co.	75	9
AFLAC, Inc.	300	9
AmerisourceBergen Corp.	235	13
Amgen, Inc. (a)	210	10
Anadarko Petroleum Corp.	110	5
Anheuser-Busch Cos., Inc.	250	12
Anthem, Inc. (a)	205	13
Baker Hughes, Inc.	300	10
BellSouth Corp.	300	8
Cardinal Health, Inc.	75	4
Cisco Systems, Inc. (a)	690	9
Citigroup, Inc.	400	14
Coca-Cola Co.	190	8
Colgate-Palmolive Co.	300	16
Costco Wholesale Corp. (a)	360	10
Dell Computer Corp. (a)	250	7
Electronic Arts, Inc. (a)	205	10
Exxon Mobil Corp.	220	8
Fannie Mae	170	11
Fifth Third Bancorp.	85	5
Franklin Resources, Inc.	208	7
General Dynamics Corp.	120	10
General Electric Co.	540	13
General Mills, Inc.	175	8
Hewlett-Packard Co.	395	7
Johnson & Johnson	245	13
Lockheed Martin Corp.	165	10
Mattel, Inc.	500	10
Medtronic, Inc.	145	7
Merrill Lynch & Co.	200	8
Microsoft Corp. (a)	640	33
Noble Corp. (a)	300	11
PepsiCo, Inc.	235	10
Pfizer, Inc.	1,020	31
Pharmacia Corp.	220	9
Procter & Gamble Co.	200	17
QUALCOMM, Inc. (a)	260	9
Starbucks Corp. (a)	620	13
Symantec Corp. (a)	210	9
Travelers Property Casualty Corp. (a)	783	11
United Parcel Service, Inc.	100	6
United Technologies Corp.	205	13
Viacom, Inc. (a)	275	11
Wal-Mart Stores, Inc.	265	13
Wells Fargo & Co.	190	9
Wyeth	415	16

		505

Total Common Stocks (Cost $996)		976

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     47

Schedule of Investments (Cont.)
RCM Global Equity Fund
December 31, 2002 (Unaudited)

SHORT-TERM INSTRUMENTS 10.0%
	Principal Amount (000s)	value (000s)

Repurchase Agreement 10.0%
State Street Bank
1.050% due 01/02/2003	$102	$102
(Dated 12/31/2002. Collateralized by Fannie Mae 2.200% due 08/06/2003 valued at $106. Repurchase proceeds are $102.)

Total Short-Term Instruments (Cost $102)		102

Total Investments 105.9% (Cost $1,098)		$1,078
Other Assets and Liabilities (Net) (5.9%)		(60)

Net Assets 100.0%		$1,018

Notes to Schedule of Investments:

(a) Non-income producing security.

48     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 RCM International Growth Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Australia 4.1%
Amcor Ltd.	210,425	$1,006
National Australia Bank Ltd.	46,072	824
The News Corporation Ltd.	95,200	615
Westpac Banking Corp. Ltd.	70,275	544

		2,989

Bermuda 1.0%
Accenture Ltd. (a)	40,950	737

Brazil 0.7%
Companhia Vale do Rio Doce SP - ADR (a)	17,875	516

Canada 1.3%
EnCana Corp.	18,075	558
Loblaw Cos., Ltd.	11,250	381

		939

China 3.5%
Cathay Pacific Airways Ltd.	403,000	550
China Mobile (Hong Kong) Ltd. (a)	147,000	351
CNOOC Ltd.	1,031,500	1,349
Sun Hung Kai Properties	60,000	355

		2,605

Finland 1.7%
Nokia Corp. (a)	76,480	1,216

France 11.3%
Aventis S.A. (a)	15,877	863
Axa (a)	41,050	551
BNP Paribas S.A.	24,008	978
Carrefour S.A.	4,800	214
Essilor International S.A. (a)	20,900	861
Lafarge S.A.	5,163	389
L’Oreal S.A. (a)	14,850	1,131
Pernod Ricard (a)	5,950	576
Sanofi-Synthelabo S.A. (a)	12,300	752
TotalFinaElf S.A. (a)	10,200	1,457
Vinci (a)	9,625	542

		8,314

Germany 6.4%
Adidas-Salomon AG (a)	9,975	861
Altana AG (a)	19,425	887
Bayerische Motoren Werke AG (a)	22,325	677
Porsche AG	960	399
SAP AG (a)	8,825	699
Schering AG (a)	26,650	1,159

		4,682

Greece 0.8%
Greek Organization of Football Prognostics	57,300	604

Ireland 0.5%
CRH PLC	29,137	359

Israel 1.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	31,975	1,235

Italy 5.2%
Eni SpA (a)	149,625	2,379
Telecom Italia Mobile SpA	143,428	655
Telecom Italia SpA	58,759	446
Telecom Italia SpA - RNC	71,600	361

		3,841

Japan 19.0%
Bridgestone Corp.	56,000	694
Credit Saison Co. Ltd.	21,100	360
Fuji Photo Film Co.	31,000	1,011
Honda Motor Co. Ltd.	6,300	233
KDDI Corp.	181	587
Kyocera Corp. (a)	13,000	757
Mabuchi Motor Co. Ltd.	8,200	755
Marui Co. Ltd.	55,400	542
Millea Holdings, Inc. (a)	46	331
Murata Manufacturing Co. Ltd.	3,100	121
Nippon Unipac Holding	140	608
Nomura Holdings, Inc. (a)	52,000	585
NTT DoCoMo, Inc.	180	332
Orix Corp.	3,400	219
Ricoh Co. Ltd.	46,000	$755
Secom	8,500	291
Shin-Etsu Chemical Co., Ltd.	23,500	770
Shiseido Co. Ltd.	46,000	598
SMC Corp.	6,500	610
Sony Corp.	23,300	974
Tokyo Broadcasting System, Inc.	58,000	729
Toppan Printing Co. Ltd.	99,000	745
Toyota Motor Corp.	49,500	1,331

		13,938

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	11,700	374

Netherlands 2.8%
ING Groep NV	40,745	690
Koninklijke KPN NV (a)	86,125	560
Unilever NV	13,160	809

		2,059

Portugal 0.1%
Portugal Telecom S.A. (a)	13,490	93

Singapore 0.5%
DBS Group Holdings Ltd.	64,000	406

South Korea 2.8%
Kookmin Bank (a)	990	35
KT Corp.	2,000	85
KT Corp. SP - ADR	13,350	288
POSCO	5,000	124
Samsung Display Devices Co.	5,610	324
Samsung Electronics Co., Ltd. (a)	4,575	1,211

		2,067

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	34,139	327
Banco Popular Espanol S.A. (a)	15,075	616
Inditex	27,525	650
Telefonica S.A. (a)	62,325	558

		2,151

Switzerland 8.8%
Adecco S.A. (a)	9,125	358
Credit Suisse Group	16,625	361
Nestle S.A. (a)	7,900	1,674
Novartis AG (a)	50,475	1,842
STMicroelectronics NV	90	2
STMicroelectronics NV - NY (a)	1,486	29
Swisscom AG	1,428	414
UBS AG (a)	36,300	1,764

		6,444

United Kingdom 21.3%
AstraZeneca PLC	12,377	442
AstraZeneca PLC SP - ADR (a)	1,426	50
Barclays PLC	72,400	449
BHP Billiton PLC	144,747	773
BP PLC	251,450	1,728
British Sky Broadcasting Group PLC (a)	16,400	169
Compass Group PLC (a)	50,000	266
Diageo PLC	83,800	911
Dixons Group PLC	168,284	393
GlaxoSmithKline PLC	65,165	1,250
HSBC Holdings PLC	102,900	1,137
Man Group PLC	56,075	801
Rank Group PLC	185,200	795
Reckitt Benckiser PLC	135,025	2,619
Rio Tinto PLC	31,000	619
Royal Bank of Scotland Group PLC	46,050	1,103
Tesco PLC	233,625	730
Vodafone Group PLC	759,114	1,384

		15,619

Total Investments 96.9% (Cost $78,797)		$71,188
Other Assets and Liabilities (Net) 3.1%		2,257

Net Assets 100.0%		$73,445

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     49

Schedule of Investments
 RCM Emerging Markets Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 81.9%
Brazil 4.0%
Aracruz Celulose S.A. SP - ADR (a)	1,425	$26
Companhia de Bebidas das Americas SP - ADR	2,875	45
Companhia Vale do Rio Doce SP - ADR (a)	1,225	35
Tele Norte Leste Participacoes S.A. SP - ADR (a)	4,800	35

		141

Chile 1.0%
Empresa Nacional de Electricidad S.A. SP - ADR	4,625	36

China 8.6%
China Mobile (Hong Kong) Ltd. (a)	17,000	41
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,725	45
China Resources Enterprise Ltd. (a)	57,000	50
CNOOC Ltd.	66,000	86
Hainan Meilan Airport Co.	59,000	28
TCL International Holdings Ltd.	170,000	52

		302

Czech Republic 1.8%
Komercni Banka AS (a)	900	63

Hungary 3.0%
Egis Gyogyszergyar	500	31
OTP Bank Rt. (a)	7,600	75

		106

India 10.0%
Cipla Ltd. (a)	1,650	31
Gujarat Ambuja Cements Ltd. (a)	9,900	34
Housing Development Finance Corp. Ltd. (a)	8,500	64
Infosys Technology Ltd. (a)	1,100	109
Ranbaxy Laboratories Ltd. (a)	7,000	87
Reliance Industries Ltd.	4,700	29

		354

Israel 3.8%
Check Point Software Technologies Ltd. (a)	1,350	18
Teva Pharmaceutical Industries Ltd. SP - ADR	3,025	117

		135

Malaysia 2.8%
Gamuda Bhd. (a)	32,500	47
Genting Bhd.	15,000	53

		100

Mexico 6.6%
America Movil S.A. de CV (a)	2,450	35
Cemex S.A. de CV SP - ADR (a)	1,225	26
Grupo Modelo S.A. de CV ‘C’	9,000	22
Telefonos de Mexico S.A. de CV SP - ADR	3,575	114
Wal-Mart de Mexico S.A. de CV ‘V’	15,000	34

		231

Peru 1.2%
Compania de Minas Buenaventura Sau SP - ADR	1,600	42

Russia 3.5%
LUKOIL Holding SP - ADR	1,150	70
Vimpel-Communications SP - ADR (a)	1,650	53

		123

South Africa 7.3%
Anglo American PLC	2,000	30
AngloGold Ltd.	3,100	105
Impala Platinum Holdings Ltd.	1,070	68
Sasol Ltd.	4,500	55

		258

South Korea 15.2%
Korea Electric Power Corp.	2,200	34
KT Corp.	600	26
KT Corp. SP - ADR	2,800	60
POSCO	600	60
Samsung Electronics Co., Ltd. (a)	900	238
Samsung Securities Co., Ltd. (a)	1,400	34
SK Telecom Co., Ltd. SP - ADR	4,000	85

		537

Taiwan 8.5%
Accton Technology Corp.	15,000	15
Compal Electronics, Inc.	91,700	95
Formosa Plastic Corp.	32,000	$42
Hon Hai Precision Industry Co.	12,000	41
MediaTek, Inc.	4,000	33
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	2,525	18
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	44,704	55

		299

Thailand 3.7%
Advanced Info. Service Public Co. Ltd. (a)	80,000	66
Brilliance China Automotive Holdings Ltd.	156,000	28
The Siam Cement Public Co.	1,400	38

		132

United States 0.9%
Taro Pharmaceutical Industries (a)	800	30

Total Common Stocks (Cost $2,730)		2,889

SHORT-TERM INSTRUMENTS 9.6%
	Principal Amount (000s)

Repurchase Agreement 9.6%
State Street Bank
1.050% due 01/02/2003	$338	338
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 05/02/2003 valued at $348. Repurchase proceeds are $338.)

Total Short-Term Instruments (Cost $338)		338

Total Investments 91.5% (Cost $3,068)		$3,227
Other Assets and Liabilities (Net) 8.5%		298

Net Assets 100.0%		$3,525

Notes to Schedule of Investments:

(a) Non-income producing security.

50     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Schedule of Investments
 RCM Europe Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS (b)(c) 95.2%
Finland 3.5%
Nokia Oyj SP - ADR (a)	55,950	$867

France 16.7%
Axa (a)	50,875	683
BNP Paribas S.A.	9,325	380
Business Objects S.A. SP - ADR (a)	8,475	127
Essilor International S.A. (a)	12,700	523
L’Oreal S.A. (a)	9,650	735
Pernod Ricard (a)	5,300	513
Sanofi-Synthelabo S.A. (a)	6,525	399
TotalFinaElf S.A. (a)	3,075	439
Vinci (a)	6,875	387

		4,186

Germany 11.9%
Bayerische Motoren Werke AG (a)	15,375	467
Porsche AG	970	403
Puma AG Rudolf Dassler Sport (a)	11,375	776
SAP AG (a)	18,875	368
Schering AG (a)	22,275	969

		2,983

Greece 2.8%
Greek Organization of Football Prognostics	66,770	704

Hungary 1.2%
OTP Bank Rt. (a)	30,000	295

Ireland 2.4%
Ryanair Holdings SP - ADR (a)	15,650	613

Italy 2.4%
Eni SpA (a)	38,325	609

Netherlands 4.0%
ING Groep NV	27,900	473
Koninklijke KPN NV (a)	82,500	537

		1,010

Spain 6.4%
Banco Popular Espanol S.A. (a)	10,800	442
Inditex	28,675	677
Telefonica S.A. (a)	54,000	483

		1,602

Switzerland 12.0%
Credit Suisse Group	19,975	433
Logitech International S.A. (a)	8,300	248
Nestle S.A. (a)	3,275	694
Novartis AG (a)	28,525	1,041
STMicroelectronics NV - NY (a)	6,175	120
UBS AG (a)	9,450	459

		2,995

United Kingdom 31.9%
BP PLC	148,425	1,020
Diageo PLC	46,250	503
GlaxoSmithKline PLC	19,375	372
GlaxoSmithKline PLC - ADR	6,525	244
HSBC Holdings PLC	53,800	595
Man Group PLC	80,000	1,142
Rank Group PLC	138,575	595
Reckitt Benckiser PLC	88,967	1,726
Rio Tinto PLC	12,775	255
Royal Bank of Scotland Group PLC	31,900	764
Vodafone Group PLC	291,075	531
Vodafone Group PLC SP - ADR	13,250	240

		7,987

Total Common Stocks (Cost $23,742)		23,851

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 1.7%
Repurchase Agreement 1.7%
State Street Bank
1.050% due 01/02/2003	$425	$425
(Dated 12/31/2002. Collateralized by Freddie Mac 4.500% due 06/15/2003 valued at $437. Repurchase proceeds are $425.)

Total Short-Term Instruments (Cost $425)		425

Total Investments 96.9% (Cost $24,167)		$24,276
Other Assets and Liabilities (Net) 3.1%		774

Net Assets 100.0%		$25,050

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	665	01/2003	$3	$0	$3
Sell	SF	111	01/2003	0	0	0
Sell	BP	77	01/2003	0	(1)	(1)

				$3	$1	$2

(c) Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
SF – Swiss Franc

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     51

Notes to Financial Statements
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Trust. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.
    Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved of a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
    Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

52     PIMCO Funds Semi-Annual Report | 12.31.02

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Large-Cap Growth Fund - $8,386; RCM Tax-Managed Growth Fund - $520; RCM Mid-Cap Fund - $479; RCM Small-Cap Fund - $146; RCM Global Small-Cap Fund -$2,231; RCM Global Technology Fund - $12,434; RCM Global Equity Fund - $237; RCM International Growth Equity Fund -$66,002; RCM Emerging Markets Fund - $3,649; and RCM Europe Fund - $14,360.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
    Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (ADAM), formerly PIMCO Advisors L.P.,serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as

12.31.02 | PIMCO Funds Semi-Annual Report     53

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

follows: 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.72% for the RCM Small-Cap Fund; 0.80% for the RCM Europe Fund; 0.85% for the RCM Global Equity Fund; 0.95% for the RCM Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors Fund Management provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional, and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.70% for the RCM Biotechnology Fund; 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Healthcare and RCM Global Technology Funds; 0.85% for the RCM Global Equity and RCM Global Small-Cap Funds; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds.

Redemption Fees. Effective June 10, 2002, investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of  investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate

RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity,RCM Emerging Markets and RCM Europe Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the Funds to defray certain costs and are not paid to or retained by PIMCO Advisors, the Funds’ Sub-Advisor, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
    Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
    Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

54     PIMCO Funds Semi-Annual Report | 12.31.02

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $156,588 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Europe Funds’ advisory fees and administrative fees as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D until June 30, 2003):

Fund	Institutional Class	Class D

RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Small-Cap Fund	1.02%	—
RCM Europe Fund	1.35%	1.60%

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior to February 1, 2002, each unaffiliated Trustee received an annual retainer of $30,000, (the retainer was prorated among each Fund of the Trust) plus $5,500 for each Board meeting attended in person.

Management Fees. Prior February 1, 2002, the Funds paid the investment management fees to Dresdner RCM monthly. The annual management fees paid by the Funds are based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM has voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
Fund Name

RCM Large-Cap Fund
Institutional Class	—	0.70%	0.65%	0.60%	0.75%
RCM Large-Cap Fund Class D	—	0.70%	0.65%	0.60%	1.00%
RCM Tax-Managed Growth
Fund Institutional Class	—	0.75%	0.70%	0.65%	1.25%
RCM Tax-Managed Growth
Fund Class D	—	0.75%	0.70%	0.65%	1.50%
RCM Mid-Cap Fund
Institutional Class	0.75%	—	—	—	0.77%
RCM Mid-Cap Fund Class D	0.75%	—	—	—	1.02%
RCM Small-Cap Fund
Institutional Class	1.00%	—	—	—	1.02%
RCM Biotechnology Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap
Fund Institutional Class	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap
Fund Class D	—	1.00%	0.95%	0.90%	1.75%
RCM Global Technology Fund
Institutional Class	1.00%	—	—	—	1.50%
RCM Global Technology
Fund Class D	1.00%	—	—	—	1.75%
RCM Global Equity Fund
Institutional Class	—	0.75%	0.70%	0.65%	1.25%
RCM Global Equity
Fund Class D	—	0.75%	0.70%	0.65%	1.50%
RCM International Growth
Equity Fund Institutional Class	0.75%	—	—	—	1.00%
RCM International Growth
Equity Fund Class D	0.75%	—	—	—	1.25%
RCM Emerging Markets
Fund Institutional Class	1.00%	—	—	—	1.50%
RCM Emerging Markets
Fund Class D	1.00%	—	—	—	1.75%
RCM Europe Institutional Class	1.00%*	—	—	—	1.35%
RCM Europe Class D	1.00%*	—	—	—	1.60%
RCM Global Healthcare
Fund Class D	—	1.00%	0.95%	0.90%	1.50%

* The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

12.31.02 | PIMCO Funds Semi-Annual Report      55

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

4. Shares of Beneficial Interest (Cont.)
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Large-Cap Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,623	$47,499	13,686	$170,787	2,299	$34,545

Administrative Class	1,400	14,310	1,696	19,118	0	0

Other Classes	3,402	34,959	5,532	68,985	1,972	27,273

Issued as reinvestment of distributions
Institutional Class	70	722	8	103	0	0

Administrative Class	6	59	0	0	0	0

Other Classes	22	222	0	1	0	0

Cost of shares redeemed
Institutional Class	(1,412)	(14,393)	(1,858)	(23,102)	(806)	(11,769)

Administrative Class	(304)	(3,100)	(32)	(359)	0	0

Other Classes	(1,408)	(14,172)	(3,073)	(37,699)	(388)	(5,801)

Net increase (decrease) resulting from Fund share transactions	6,399	$66,106	15,959	$197,834	3,077	$44,248

	RCM Tax-Managed Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	456	$4,119	378	$3,969	134	$1,702

Administrative Class	0	0	0	0	0	0

Other Classes	199	1,793	177	1,864	169	2,158

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(499)	(4,497)	(443)	(4,677)	(1,640)	(20,737)

Administrative Class	0	0	0	0	0	0

Other Classes	(75)	(646)	(237)	(2,505)	(109)	(1,326)

Net increase (decrease) resulting from Fund share transactions	81	$769	(125)	$(1,349)	(1,446)	$(18,203)

	RCM Global Small-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8	$91	2,515	$33,340	2,207	$36,823

Administrative Class	0	0	0	0	0	0

Other Classes	870	9,935	4,475	60,163	2,687	44,461

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(248)	(2,909)	(2,767)	(37,203)	(2,508)	(42,577)

Administrative Class	0	0	0	0	0	0

Other Classes	(918)	(10,598)	(4,951)	(67,735)	(2,485)	(41,487)

Net increase (decrease) resulting from Fund share transactions	(288)	$(3,481)	(728)	$(11,435)	(99)	$(2,780)

	RCM Global Technology Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,474	$27,595	4,572	$125,884	2,873	$116,630

Administrative Class	0	0	0	0	0	0

Other Classes	2,334	44,032	4,689	127,581	3,886	159,070

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(2,661)	(48,618)	(5,217)	(138,717)	(3,879)	(148,200)

Administrative Class	0	0	0	0	0	0

Other Classes	(2,303)	(42,167)	(5,288)	(138,680)	(3,465)	(137,298)

Net increase (decrease) resulting from Fund share transactions	(1,156)	$(19,158)	(1,244)	$(23,932)	(585)	$(9,798)

56     PIMCO Funds Semi-Annual Report | 12.31.02

	RCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13,484	$23,705	34,806	$82,493	18,486	$52,200

Administrative Class	0	0	4	10	0	0

Other Classes	1,116	2,030	6,969	16,283	223	685

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(87,035)	(155,552)	(138,552)	(328,202)	(7,483)	(20,890)

Administrative Class	0	0	0	0	0	0

Other Classes	(772)	(1,383)	(5,045)	(11,676)	(79)	(231)

Net increase (decrease) resulting from Fund share transactions	(73,207)	$(131,200)	(101,818)	$(241,092)	11,147	$31,764

	RCM Small-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	76	$286	1,123	$5,289	1,955	$10,938

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	17	90	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	(2,676)	(10,082)	(21,301)	(102,228)	(4,210)	(23,932)

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	(2,600)	$(9,796)	(20,161)	$(96,849)	(2,255)	$(12,994)

	RCM Global Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	0	$0

Administrative Class	0	0	0	0	0	0

Other Classes	195	1,138	26	188	0	0

Issued in reorganization
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	(163)	(969)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	32	$169	26	$188	0	$0

	RCM International Growth Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,468	$18,105	59,016	$537,672	30,961	$371,494

Administrative Class	44	330	119	975	0	0

Other Classes	12,103	87,252	19,526	174,841	4,257	51,464

Issued in reorganization
Institutional Class	0	0	660	5,855	0	0

Administrative Class	0	0	2,089	18,594	0	0

Other Classes	0	0	5,876	52,074	0	0

Issued as reinvestment of distributions
Institutional Class	33	229	254	2,337	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	31	215	14	126	0	0

Cost of shares redeemed
Institutional Class	(7,592)	(55,864)	(67,668)	(623,374)	(30,492)	(369,860)

Administrative Class	(1,247)	(9,081)	(748)	(6,381)	0	0

Other Classes	(12,018)	(87,458)	(19,908)	(180,465)	(3,646)	(44,697)

Net increase (decrease) resulting from Fund share transactions	(6,176)	$(46,258)	(770)	$(17,746)	810	$8,401

12.31.02 | PIMCO Funds Semi-Annual Report      57

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

4. Shares of Beneficial Interest (Cont.)
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Emerging Markets Fund						RCM Europe Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001		Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 06/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	24	$232	2,298	$24,293	142	$1,588	755	$5,424	0	$0	0	$0

Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	964	8,881	2,529	26,757	413	4,764	9,038	55,830	30,681	239,569	12,174	123,532

Issued as reinvestment of distributions
Institutional Class	0	1	3	27	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	2	28	1	7	0	0	0	0	20	159	0	0

Cost of shares redeemed
Institutional Class	(578)	(5,526)	(2,211)	(23,452)	(56)	(635)	(51)	(311)	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0

Other Classes	(905)	(8,393)	(2,460)	(26,009)	(396)	(4,581)	(9,499)	(59,665)	(32,217)	(252,985)	(12,029)	(122,256)

Net increase (decrease) resulting from Fund share transactions	(493)	$(4,777)	160	$1,623	103	$1,136	243	$1,278	(1,516)	$(13,257)	145	$1,276

5. Reorganization
The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

			Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

Acquiring Fund	Aquired Fund	Date

PIMCO	PIMCO
RCM International Growth Equity Fund	Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

6. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

RCM Large-Cap Growth Fund	$105,408	$28,046
RCM Tax-Managed Growth Fund	4,626	3,861
RCM Mid-Cap Fund	152,117	282,430
RCM Small-Cap Fund	9,456	19,141
RCM Global Small-Cap Fund	9,108	12,568
RCM Global Technology Fund	277,724	269,196
RCM Global Equity Fund	1,914	1,769
RCM International Growth Equity Fund	25,763	71,873
RCM Emerging Markets Fund	3,563	8,744
RCM Europe Fund	30,498	30,026

7. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund

Premium

Balance at 06/30/2002	$1,721
Sales	9,661
Closing Buys	(6,806)
Expirations	(3,660)

Balance at 12/31/2002	$916

58     PIMCO Funds Semi-Annual Report | 12.31.02

8. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

RCM Large-Cap Growth Fund	$3,007	$(39,293)	$(36,286)
RCM Tax-Managed Growth Fund	360	(303)	57
RCM Mid-Cap Fund	9,273	(15,202)	(5,929)
RCM Small-Cap Fund	520	(486)	34
RCM Global Small-Cap Fund	534	(389)	145
RCM Global Technology Fund	25,205	(11,739)	13,466
RCM Global Equity Fund	24	(44)	(20)
RCM International Growth Equity Fund	1,806	(9,415)	(7,609)
RCM Emerging Markets Fund	299	(140)	159
RCM Europe Fund	1,175	(1,066)	109
PIMCO Advisors Fund Management LLC (“Adviser”) serves as the investment adviser and the administrator for the Funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). As of December 31, 2002, the Adviser and its advisory affiliates had aproximately $380 billion in assets under management. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management.

Trustees and Officers	Investment Adviser and Administrator

Stephen J. Treadway,	PIMCO Advisors Fund Management LLC.
Chairman and Trustee	888 San Clemente, Suite 100
Newport Beach, California 92660
E. Philip Cannon, Trustee

Donald P. Carter, Trustee

Gary A. Childress, Trustee

Theodore J. Coburn, Trustee

W. Bryant Stooks, Trustee

Gerald M. Thorne, Trustee

Newton B. Schott, Jr., President,
Chief Executive Officer

John P. Hardaway,
Treasurer and Financial Accounting Officer

12.31.02 | PIMCO Funds Semi-Annual Report     59

PIMCO Funds: Access to the highest standard

PIMCO Advisors Distributors LLC provides access to the specialized equity and fixed acess to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $380 billion (as of 12/31/02) and have a client list that 100 largest corporations in America. PIMCO Advisors is a member of the Allianz Group, one of its world’s leading financial services providers.

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100 Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Company, 801 Pennsylvania, Kansas City,MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W.9th Street,4th Floor Kansas City, MO 64105

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

15–24895–00

PIMCO
ADVISORS

PIMCO Advisors
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

Semi-Annual Report

12. 31. 02

PIMCO RCM Stock Funds

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes

A   B   C

GROWTH STOCK FUNDS
RCM Large-Cap Growth Fund
RCM Tax-Managed Growth Fund
RCM Mid-Cap Fund

GLOBAL STOCK FUNDS
RCM Global Equity Fund
RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS
RCM International Growth Equity Fund
RCM Europe Fund
RCM Emerging Markets Fund

SECTOR-RELATED STOCK FUNDS
RCM Global Healthcare Fund
RCM Global Technology Fund
RCM Biotechnology Fund

Managed by Dresdner RCM Global Investors LLC and distributed by
PIMCO Advisors Distributors LLC, both members of the Allianz Group.

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely, Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     3

A SECTOR - RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$260.7 million
48
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of biotechnology	FUND INCEPTION DATE:	Team Approach
companies that use technology in	12/30/97
an innovative way to gain a strategic,
competitive edge.

A team of investment professionals specializing in biotechnology and healthcare-related companies manages the portfolio. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on the healthcare sector. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperformed Index
Delayed drug approvals, failed clinical trials, and the ImClone insider-trading scandal made 2002 a very difficult year for biotechnology stocks. PIMCO RCM Biotechnology Fund’s primary benchmark, the NASDAQ Biotechnology Index, returned –45.32% for the twelve-month period. Despite the tough markets, PIMCO RCM Biotechnology Fund outperformed this benchmark by over 5%. What this figure doesn’t reveal, however, is that the market was improving at year-end. In fact, biotechnology was the top-performing sector in the fourth quarter, with the Index returning 6.87% for the three-month period. Much of this success was due to a rally that began in mid- October. Biotechnology stocks had been oversold in the first part of the year, pushing prices down. When several biotechnology companies announced better-than-expected earnings for the third quarter and others reported significant positive catalysts, it sparked investor interest. PIMCO RCM Biotechnology Fund Class A shares gained 7.86% in this fourth quarter rally, to finish the six months ending December 31, 2002, up 3.07%. This return significantly outperformed the NASDAQ Biotechnology Index return of –2.57 and the Lipper Health/Biotechnology Funds Average of –6.40%.

Sector strategy and stock selection supported performance
The Fund’s strong relative performance can be attributed to both sector strategy and stock selection. The Fund’s overweighting in the biopharmaceutical and pharmaceutical sectors proved beneficial, with several companies announcing new drug successes and important partnerships. One example was Fund holding Amylin Pharmaceuticals Inc., which partnered with Eli Lilly to bring a breakthrough diabetes drug to market. Another example was Neurocrine Biosciences, which made great strides developing Idiplon, a new sleeping pill with solid potential. The Fund’s underweighting in Services and Bioinformatics also helped relative performance.

Relative performance hurt by underexposure to rising stocks
A few individual stocks hindered the Fund’s absolute performance during the six-month period. For example, the Fund was invested in Serono S.A., an international pharmaceutical company that posted disappointing earnings after sales of its multiple sclerosis drug did not live up to expectations. The Fund’s relative performance was hurt by underweightings in some of the period’s top performing stocks. In particular, the Fund was underweighted Genzyme Corp., which did well in the fourth quarter rally.

Looking for industry gains in 2003
We believe 2003 should be a strong year for the biotechnology sector. Investors now have more realistic expectations and company valuations seem more reasonable. In addition, we expect several new therapies to become available, including new drugs for AIDS and psoriasis, as well as a new flu vaccine. Going forward, we will remain focused on top-tier profitable companies and late-stage product companies with promising drugs. We believe this strategy should continue to deliver performance to our shareholders.

Fund provided strong relative results for the six-month period.

4     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Biotechnology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Biotechnology Fund A Shares	3.07%	–39.93%	–6.35%	15.33%	—	15.32%

PIMCO RCM Biotechnology Fund A Shares (adjusted)	–2.60%	–43.24%	–8.10%	14.04%	—	14.03%

PIMCO RCM Biotechnology Fund B Shares	2.64%	–40.45%	–7.09%	14.45%	—	14.44%

PIMCO RCM Biotechnology Fund B Shares (adjusted)	–2.36%	–43.43%	–8.03%	14.22%	—	14.32%

PIMCO RCM Biotechnology Fund C Shares (adjusted)	1.64%	–41.05%	–7.09%	14.45%	—	14.44%

NASDAQ Biotechnology Index	–2.57%	–45.32%	–17.41%	10.39%	—	—

AMEX Biotechnology Index	–3.07%	–41.76%	–4.76%	15.80%	—	—

Lipper Health/Biotechnology Funds Average	–6.40%	–29.70%	–0.13%	5.10%	—	—

80% NASDAQ Biotech. Index/20% MSCI World Pharm. & Biotech. Index	–0.90%	–39.27%	–12.69%	10.95%	—	—

TOP 10 HOLDINGS %of Total Investments				TOP RELATED INDUSTRIES

Amgen, Inc.	11.7%	Genentech, Inc.	4.3%	Healthcare	92.6%

MedImmune, Inc.	9.4%	Genzyme Corp.	3.3%	Technology	1.5%

IDEC Pharmaceuticals Corp.	6.7%	Scios, Inc.	3.1%	PORTFOLIO COMPOSITION

Gilead Sciences, Inc.	5.8%	Serono S.A.	3.1%	Common Stock	94.1%

Biogen, Inc.	5.1%	Cephalon, Inc.	2.5%	Cash Equivalents	5.9%

		Top Ten Total	55.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus Dresdner RCM’s (DRCM) own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of companies in the biotechnology industry. There is additional risk with the biotech industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. It may invest up to 25% of its assets in foreign securities which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. It may at times invest in derivatives, IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     5

AN INTERNATIONAL STOCK FUND

PIMCO RCM Emerging Markets Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$3.5 million
54
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies located	FUND INCEPTION DATE:	Team Approach
in countries with emerging securities	12/30/97
markets.

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund slightly outperforms benchmark
Following the pattern set by the world’s major stock markets, the emerging markets were down substantially in the third quarter of 2002 and rallied in the first part of the fourth quarter. The end result for these markets as a whole (as measured by the MSCI Emerging Markets Free Index) was a return of –7.90% for the six months ending December 31, 2002. PIMCO RCM Emerging Markets Fund Class A shares managed to slightly outperform this benchmark, returning –7.13% for the period. The Fund’s return also outperformed the –8.64% average return of the Lipper Emerging Markets Funds category.

Emerging markets fared better than developed markets
The fall in emerging market stocks was less severe than the drop in developed markets (as measured by the –14.47% return of the MSCI EAFE Index for the six months ending December 31, 2002). The emerging European markets continued to provide much of this relative strength. In particular, the Czech and Hungarian markets outperformed the developed markets in Western Europe. Several of the emerging Asian markets showed improvements, including China and Korea. The Latin American markets, in general, continued to struggle over the time period.

Stock selection supported Fund’s relative performance
Strong stock selection was key to the Fund’s better-than-index performance over the six-month period. Two of the most active contributors were banks in emerging European countries. The first was Orszagos Takarekpenztar es Kereskedelmi Bank, a Hungarian commercial bank that benefited from the country’s increase in mortgages and refinancing. The other was Czech’s Komercni Banka, one of the largest commercial banks in Central and Eastern Europe. Komercni’s stock price rose as the bank began to realize the advantages of several restructuring efforts.

Sector strategy detracted from performance
The Fund’s sector allocation—as compared to the benchmark (MSCI Emerging Markets Free Index)—detracted from relative performance over the last six months. In particular, the Fund was hurt by its underweighting in computers and insurance, as well as its overweighting in hotels, restaurants and leisure. The Fund’s absolute performance was hindered by several specific stocks, including Taiwan Semiconductor and China Resources.

Staying with cautious outlook
Market volatility over the last six months has done nothing to change our outlook for the emerging markets. We remain cautious and stand by our earlier opinion that material improvement will not occur until we see sequentially higher earnings, which will prove a difficult feat in this weak global economy. To pursue our objectives in this market, we will continue to emphasize research-driven stock selection, with a focus on domestically-oriented companies.

The six-month drop in emerging markets was less severe than the drop in developed markets.

6     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Emerging Markets Fund A Shares	–7.13%	–7.99%	–16.49%	0.29%	—	0.27%

PIMCO RCM Emerging Markets Fund A Shares (adjusted)	–12.24%	–13.05%	–18.05%	–0.83%	—	–0.85%

PIMCO RCM Emerging Markets Fund B Shares	–7.62%	–8.81%	–17.17%	–0.49%	—	–0.51%

PIMCO RCM Emerging Markets Fund B Shares (adjusted)	–12.19%	–13.33%	–17.95%	–0.85%	—	–0.69%

PIMCO RCM Emerging Markets Fund C Shares (adjusted)	–8.55%	–9.73%	–17.17%	–0.49%	—	–0.51%

MSCI Emerging Markets Free Index	–7.90%	–6.00%	–13.97%	–4.58%	—	—

S&P IFC Investment Emerging Markets Index	–7.64%	–3.93%	–12.65%	–2.83%	—	—

Lipper Emerging Markets Funds Average	–8.64%	–5.05%	–13.30%	–4.46%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Samsung Electronics Co., Ltd.	7.4%	Compal Electronics, Inc.	2.9%	South Korea	16.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	3.6%	Ranbaxy Laboratories Ltd.	2.7%	India	11.0%

Telefonos de Mexico S.A. de CV SP-ADR	3.5%	CNOOC Ltd.	2.7%	China	9.4%

Infosys Technology Ltd.	3.4%	SK Telecom Co., Ltd. SP - ADR	2.6%	Taiwan	9.3%

AngloGold Ltd.	3.2%	OTP Bank Rt.	2.3%	South Africa	8.0%

		Top Ten Total	34.3%
				PORTFOLIO COMPOSITION
				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     7

AN INTERNATIONAL STOCKFUND

PIMCO RCM Europe Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$25.0 million
42
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies located	FUND INCEPTION DATE:	Team Approach
in Europe.	04/05/90

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Lower quality stocks led the way
The MSCI Europe Index returned –22.80% in the third quarter of 2002, a record decline caused primarily by disappointing earnings announcements. High-quality, stable earnings sectors, such as consumer staples, were the top performers in this environment. All of this changed in the fourth quarter. Investors were led back into the market by better-than-expected earnings announcements from several telecommunications and communication equipment companies. They also saw potential in news of corporate restructurings and companies’ efforts to reduce debt. This all resulted in a rally led by lower-quality companies, with higher-quality companies lagging behind. The rally fizzled out by mid-December, giving back much of the gains before year-end.

Fund trailed benchmark over time period
PIMCO RCM Europe Fund’s Class A shares returned –16.25% over this six month period. This performance trailed the Fund’s benchmark (MSCI Europe Index –14.39%) and its Lipper category average (Lipper European Region Funds Average –15.75%).

Falling dollar helped Europe market
Increased geopolitical risk and slow economic growth worked together to pull the U.S. dollar down. In contrast, the Euro appreciated, rising 5.75% over the six-month period. This currency exchange helped the Fund’s absolute performance. Looking ahead, we expect the dollar to remain weak relative to the Euro.

Stock selection hindered relative performance
Stock selection was the primary detriment to the Fund’s relative performance. Two examples were Vestas Wind Systems A/S and Recordati S.p.A. Vestas is a Denmark-based company that manufactures wind turbines to generate electricity. The slow economy discouraged buyers from making this type of large capital expenditure. The result was a significant drop in sales and in the company’s stock price. Recordati is a company within the European pharmaceutical group. The company’s stock price fell over the six-month period, due to low investor interest in the industry and company-specific problems regarding the launch of a new drug.

Failing insurance sector underweighted
The Fund’s relative performance was helped by an underweighting in insurance. Stock prices fell in early 2002, straining insurance company balance sheets. To recoup losses, these companies were forced to raise more capital, putting additional pressure on their stocks. The Fund’s relative performance was also helped in the fourth quarter by our overweighting in communications equipment—a leading sector in the October rally.

Maintain defensive posture
The short-lived nature of the fourth quarter rally only served to reinforce our belief that long-term results are achieved through investment in high-quality companies. We remain cautious in our approach to the markets, yet alert to signs of a sustainable recovery.

Short-lived rally reinforced our belief that long-term results are achieved through investment in high quality companies.

8     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Europe Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (4/5/90)

PIMCO RCM Europe Fund A Shares	–16.25%	–24.86%	–23.11%	–2.21%	5.06%	0.58%

PIMCO RCM Europe Fund A Shares (adjusted)	–20.86%	–28.99%	–24.55%	–3.31%	4.46%	0.14%

PIMCO RCM Europe Fund B Shares	–15.63%	–24.67%	–23.44%	–2.75%	4.43%	0.11%

PIMCO RCM Europe Fund B Shares (adjusted)	–19.85%	–28.44%	–24.08%	–2.96%	4.43%	0.11%

PIMCO RCM Europe Fund C Shares (adjusted)	–16.47%	–25.42%	–23.44%	–2.75%	4.38%	–0.09%

MSCI Europe Index	–14.39%	–18.10%	–15.44%	–1.96%	8.33%	—

Lipper European Region Funds Average	–15.75%	–17.42%	–15.35%	–1.35%	7.22%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	7.1%	Nakio Oyj SP - ADR	3.6%	United Kingdom	32.9%

Man Group PLC	4.7%	Puma AG Rudolf Dassler Sport	3.2%	France	17.2%

Novartis AG	4.3%	Royal Bank of Scotland Group PLC	3.1%	Germany	12.3%

BP PLC	4.2%	L’Oreal S.A.	3.0%	Switzerland	12.3%

Schering AG	4.0%	Greek Organization of Football Prognostics	2.9%	Spain	6.6%

		Top Ten Total	40.1%
				PORTFOLIO COMPOSITION

				Common Stock	98.2%

				Cash Equivalents	1.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     9

A GLOBAL STOCK FUND

PIMCO RCM Global Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.0 million
101
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of U.S. and non-U.S.	FUND INCEPTION DATE:	Team Approach
companies.	12/30/98

The Trust approved a plan to terminate and liquidate the Fund on or about February 28, 2003. For more information, please consult your financial advisor or call Shareholder Services at 1-800-426-0107.

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund trailed benchmark for period
As we stated in our June 30, 2002, report to shareholders, PIMCO RCM Global Equity Fund approached the second half of 2002 with a defensive posture, continuing to emphasize investment in quality companies with strong fundamentals. While our consistent strategy helped us minimize losses in the third quarter of the year, it also kept us from participating fully in the fourth quarter rally. The net result was that the Fund’s Class A shares returned –19.14% for the six months ending December 31, 2002. This return trailed the performance of the Fund’s benchmark (MSCI All Country World Index –11.82%) and its Lipper category average (Lipper Global Funds Average –12.67%).

World market influenced by U.S.
The U.S. continued to have a profound impact on the world’s markets. In general, markets around the globe struggled during the third quarter. Stock prices were held back by low investor confidence, concerns about the declining U.S. economy and an unstable geopolitical climate. The MSCI All Country World Index returned –19.31% for the third quarter. The fourth quarter was a very different story. Several of the worst performing companies of the first nine months of the year managed to meet revised lower earnings expectations. In addition, there were various announcements of corporate restructurings as companies focused their efforts on reducing their debt loads. These events caught investors’ interest and sparked a short-lived rally in low-priced, low-quality stocks.

Stock selection hindered performance
The Fund’s six-month relative performance was hurt most substantially by stock selection. Several stocks in the pharmaceutical industry were particularly detrimental, including Pharmacia Corp. and Schering-Plough. Stocks in the financial sector, such as Capital One Financial Corp. and Nomura Holdings Inc., also hindered performance. In terms of country allocations, the Fund’s underweighting in the U.S. and overweighting in the emerging markets of Asia hurt relative performance.

More stable industries worked for Fund
The fourth quarter rally ran its course in just two months, reinforcing our belief that the companies in play did not have the fundamentals to support long-term earnings growth. Instead of focusing on the technology and telecommunications sectors that led this rally, our research process directed us to more stable, non-cyclical sectors. For example, the Fund’s overweighting in household personal products contributed to our relative performance. We also benefited from the Fund’s underweighting in the economically-sensitive retail sector.

Maintaining cautious outlook
The Fund remains cautious heading into 2003. We do not anticipate a significant improvement in operating conditions or earnings. We expect the U.S. economy to remain stalled until there is clear direction regarding the potential war with Iraq. Europe may offer some slow growth, but consumer confidence is low and investors take their cue from the U.S. markets. Asia, especially China and Japan, could prove promising.

Short-lived nature of fourth quarter rally reinforced our belief in strong company fundamentals for long-term growth.

10     PIMCO RCM Funds Semi-Annual Report |  12.31.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Global Equity Fund A Shares	–19.14%	–31.08%	–22.64%	—	—	–7.01%

PIMCO RCM Global Equity Fund A Shares (adjusted)	–23.58%	–34.87%	–24.09%	—	—	–8.31%

PIMCO RCM Global Equity Fund B Shares	–19.35%	–31.53%	–23.20%	—	—	–7.68%

PIMCO RCM Global Equity Fund B Shares (adjusted)	–23.38%	–34.96%	–23.75%	—	—	–8.01%

PIMCO RCM Global Equity Fund C Shares (adjusted)	–20.00%	–32.09%	–23.16%	—	—	–7.64%

MSCI All Country World Free Index	–11.82%	–18.98%	–16.30%	—	—	—

MSCI World Index	–12.14%	–19.87%	–16.67%	—	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Global Funds Average	–12.67%	–19.53%	–15.09%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Microsoft Corp.	3.1%	Wyeth	1.5%	United States	56.2%

Pfizer, Inc.	2.9%	UBS AG	1.4%	United Kingdom	10.9%

Vodafone Group PLC SP-ADR	1.9%	Citigroup, Inc.	1.3%	Japan	5.9%

Procter & Gamble Co.	1.6%	Reckitt Benckiser PLC	1.3%	Switzerland	4.2%

Colgate-Palmolive Co.	1.5%	Rank Group PLC	1.3%	Germany	3.6%

		Top Ten Total	17.8%
				PORTFOLIO COMPOSITION

				Common Stock	90.5%

				Cash Equivalents	9.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | RCM PIMCO Funds Semi-Annual Report     11

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$143.7 million
51
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of companies,	12/31/96
domestic and international, that use
healthcare in an innovative way to
gain a strategic, competitive edge.

A team of global investment professionals specializing in healthcare-related companies manages the RCM Global Healthcare Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts that focus on healthcare companies. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Rapidly changing environment posed challenges
Broad shifts occurred in the healthcare sector over the last six months. Most segments of healthcare had negative absolute performance in the third quarter of 2002, with health care services doing the best on a relative basis. The situation changed dramatically in the fourth quarter. Better-than-expected earnings, new product approvals, and positive data in late stage clinical trials among low-priced biotechnology companies sparked investor interest. In particular, Amgen gained nearly 60% from its lows in June as a result of strong second quarter results and the FDA’s decision to back its new oncology drug, Aranesp. Overall, biotechnology, pharmaceuticals, and equipment and supplies all posted positive returns in the fourth quarter. Unfortunately, healthcare services fell back, pulling down the sector’s overall return. Like many of its competitors, PIMCO RCM Global Healthcare Fund struggled with this rapidly changing investment environment. In the end, the Fund’s Class A shares returned –7.33% for the six-month period, trailing the –7.49% return from the Russell Mid-Cap Healthcare Index.

Stock selection was an important determinant
Because of the changes in the healthcare market, what helped the Fund in the third quarter ended up hurting it in the fourth, and vice versa. For example, the Fund’s exposure to services benefited relative performance in the third quarter but was a drag on performance in the fourth quarter. In this type of situation, stock selection becomes an even more important factor in determining performance. The Fund saw strong contributions from several holdings, including Pfizer, Pharmacia, and IDEC Pharmaceutical. The Fund was also supported by investments in several cardiovascular companies, such as Boston Scientific and St. Jude, as well as orthopedic companies, including Zimmer, Biomet and Stryker.

Several stocks hindered performance
Several other stocks contributed to the Fund’s underperformance during this time period. For example, HCA Inc., a healthcare services firm, detracted fromperformance. HCA and other service providers were punished when Tenet Healthcare, a bellweather service name, was brought under investigation for making fraudulent Medicare payments and conducting unnecessary procedures. We also saw losses from the Fund’s investment in Laboratory Corporation of America and AmerisourceBergen Corporation. The Fund’s relative performance was also hurt by its underweight in Merck, which experienced a strong stock price rally during the period.

Favor biotechnology going forward
Looking ahead, we are impressed with the opportunities in biotechnology, where companies are offering modest valuations, strong fundamentals and improving product approval processes. We expect to hold a neutral weighting in healthcare equipment and supplies, although we may go overweight in orthopedics. We may bring up our exposure in pharmaceuticals to match the benchmark, as we believe that fundamentals have improved and there is less generic risk than we had thought six months ago. Finally, we expect to underweight services modestly going forward.

Extreme changes in the market meant that what helped performance in the third quarter hurt it in the fourth, and vice versa.

12     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Healthcare Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Healthcare Fund A Shares	–7.33%	–26.66%	3.03%	12.03%	—	14.82%

PIMCO RCM Global Healthcare Fund A Shares (adjusted)	–12.42%	–30.70%	1.11%	10.77%	—	13.74%

PIMCO RCM Global Healthcare Fund B Shares	–7.60%	–27.16%	2.29%	11.21%	—	13.99%

PIMCO RCM Global Healthcare Fund B Shares (adjusted)	–12.22%	–30.80%	1.33%	10.95%	—	13.90%

PIMCO RCM Global Healthcare Fund C Shares (adjusted)	–8.58%	–27.89%	2.29%	11.21%	—	13.99%

MSCI World Healthcare Index	–5.32%	–17.15%	–2.91%	2.39%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Health/Biotechnology Funds Average	–6.40%	–29.70%	–0.13%	5.10%	—	—

Russell Mid-Cap Healthcare Index	–7.49%	–25.36%	–2.80%	1.17%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Pfizer, Inc.	7.2%	Merck & Co., Inc.	3.7%	United States	95.0%

Wyeth	5.6%	Johnson & Johnson	3.7%	Israel	2.4%

Pharmacia Corp.	5.1%	Amgen, Inc.	3.7%	France	1.7%

Medtronic, Inc.	4.3%	St. Jude Medical, Inc.	3.1%	Canada	1.0%

AmerisourceBergen Corp.	4.0%	HCA, Inc.	3.0%	PORTFOLIO COMPOSITION

		Top Ten Total	43.4%	Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in the healthcare sector equity securities. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     13

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$7.8 million
appreciation.	104
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of issuers located	12/31/96
in at least three different countries.

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Short-lived small-cap rally in the fourth quarter
It was a volatile six months for global small-cap stocks. For the most part, equity markets were down in the third quarter, with investors around the world concerned about the struggling U.S. economy and growing geopolitical unrest. In the fourth quarter, small-caps rebounded in almost all markets, advancing from early October through November. The exception was Japan, where small-caps continued to struggle.

Fund outperformed Index and Lipper category average
The net result of this stop and start activity was a –16.25% return for the MSCI Small-Cap World Index for the six months ending December 31, 2002. PIMCO RCM Global Small-Cap Fund Class A shares returned –13.59% for the same time period. The Fund’s performance surpassed the –15.54% average return of the Lipper Global Small-Cap Funds category.

Fund supported by stock selection
Careful stock selection benefited the Fund’s relative performance during the reporting period. In particular, the Fund saw good results from holdings in Japan and North America, as well as Australia. One example was Fund holding Newcrest Mining, an Australian gold mining company. Newcrest benefited from nervous investors’ increased interest in the stability of gold. The Fund also had a strong contribution from its investment in Take-Two Interactive Software, a U.S.-based video game software developer. Take-Two’s stock rose on the company’s very successful launch of its new video game, Grand Theft Auto: Vice City.

European markets struggled
The European equity markets were particularly weak over the period, leading us to reduce the Fund’s exposure to the region. The European Central Bank was slow to react to the weakening economy. Europe’s markets were also hurt by stock-specific events. In Italy, pharmaceutical company Recordati S.p.A. was one of the Fund’s largestholdings. The company did not receive FDA approval of its flagship drug, a treatment for hypertension. Instead, new drug trials were requested, which could take up to two years to complete. Recordati’s stock fell on the news. The drop, plus the company’s deteriorating outlook, motivated us to sell. Despite this disappointment, the Fund remains overweight in healthcare.

Global small-cap opportunities ahead
While we are aware of the risks on the horizon, we are upbeat about the prospects for global small-caps. At present, small-caps are providing faster earnings growth and generally better valuations than large-caps. And these opportunities cover several regions, even the Japanese market.

Careful stock selection was key to outperforming the benchmark and Lipper category average for the six-month period.

14     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Small-Cap Fund A Shares	–13.59%	–18.14%	–19.35%	4.93%	—	8.04%

PIMCO RCM Global Small-Cap Fund A Shares (adjusted)	–18.35%	–22.64%	–20.86%	3.75%	—	7.03%

PIMCO RCM Global Small-Cap Fund B Shares	–13.48%	–18.35%	–19.83%	4.25%	—	7.32%

PIMCO RCM Global Small-Cap Fund B Shares (adjusted)	–17.81%	–22.43%	–20.58%	3.91%	—	7.21%

PIMCO RCM Global Small-Cap Fund C Shares (adjusted)	–14.36%	–19.23%	–19.85%	4.23%	—	7.31%

MSCI World Small-Cap Index	–16.25%	–15.69%	–5.66%	0.92%	—	—

Lipper Global Small-Cap Funds Average	–15.54%	–18.86%	–13.67%	–0.39%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

James Hardie Industries NV	2.0%	United Natural Foods, Inc.	1.6%	United States	52.1%

Axcan Pharma, Inc.	2.0%	TCL International Holdings Ltd.	1.6%	Japan	15.4%

Career Education Corp.	1.8%	American Italian Pasta Co. ‘A’	1.6%	China	4.1%

Newcrest Mining Ltd.	1.7%	VCA Antech, Inc.	1.6%	Australia	3.4%

Grey Wolf, Inc.	1.7%	Ultra Petroleum Corp.	1.5%	Canada	3.4%

		Top Ten Total	17.1%	PORTFOLIO COMPOSITION

				Common Stock	98.0%

				Cash Equivalents	2.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     15

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Technology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$214.2 million
appreciation.	94
PORTFOLIO MANAGERS:
PORTFOLIO:	FUND INCEPTION DATE:	Huachen Chen
Equity securities of companies,	12/27/95	Walter Price, Jr.
domestic and international, that use
technology in an innovative way to
gain a strategic, competitive edge.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology’s ups and downs
Technology took investors on a roller-coaster ride over the six months ending December 31, 2002. The third quarter was much like the first two quarters, with equity markets down in general and technology stocks down in particular. All of this changed in the fourth quarter. Some of year’s worst performing stocks met their revised earnings estimates for the third quarter, leading to a mid-October to mid-December rally in low-priced, low-quality technology and telecommunications stocks.

Fund outperformed Lipper category average
PIMCO RCM Global Technology Fund struggled through these ups and downs. The Fund’s Class A shares rose 12.66% in the fourth quarter rally, but finished the last six months of the year with a return of –12.15%. This performance was slightly better than the Lipper Science & Technology Funds Average return of –13.76%, but less than the Goldman Sachs Technology Index return of –10.94%. PIMCO RCM Global Technology Fund continued to outperform in the longer-term. For the five-year period ending December 31, 2002, the Fund’s Class A shares had an average annualized return of 6.56%, compared to –3.41% for the Index and –3.03% for the Lipper category average.

Sector offered limited opportunities to investors
The Fund’s disappointing absolute performance can be traced to the state of technology in general. That said, stock selection also hurt performance, with names such as Brocade Communications Systems and Taiwan Semiconductor Manufacturing Co. Ltd. suffering losses. Brocade provides communication equipment to networks. The company’s stock was down on lower-than-expected third quarter earnings. Taiwan Semiconductor’s stock price slipped because the company had customer push-outs and had to lower earnings expectations.

Yahoo! and others supported performance
Some of the Fund’s better performing stocks during this time period were Yahoo! Inc. and SAP AG. Yahoo is a global Internet communications, commerce and media company that defied the technology trend by posting increasing revenues and net income. SAP is an international developer and supplier of integrated business application software. The company’s improving financials reflect higher consulting, services and maintenance revenues due to growth of the installed based.

More optimistic than most
We are more optimistic than most with regards to technology’s future. Three years of reduced corporate spending on technology means there could be pent up demand for product. We anticipate cycle of replacement for PCs and networks, as well as consumer demand for new phones with cameras and color and web access. We also continue to stand behind the Internet sector. Our enthusiasm is tempered, however, by the uncertainty of a stimulus bill that will keep spending recoveries on track, as well as the potential of war in Iraq.

16     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/27/95)
PIMCO RCM Global Technology Fund A Shares	–12.15%	–40.61%	–32.69%	6.56%	—	11.83%

PIMCO RCM Global Technology Fund A Shares (adjusted)	–16.98%	–43.87%	–33.94%	5.36%	—	10.93%

PIMCO RCM Global Technology Fund B Shares	–12.48%	–41.08%	–33.21%	5.76%	—	10.99%

PIMCO RCM Global Technology Fund B Shares (adjusted)	–16.86%	–44.02%	–33.88%	5.44%	—	10.99%

PIMCO RCM Global Technology Fund C Shares (adjusted)	–13.40%	–41.67%	–33.21%	5.76%	—	10.99%

Goldman Sachs Technology Index	–10.94%	–40.38%	–35.84%	–3.41%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Science & Technology Funds Average	–13.76%	–43.01%	–37.58%	–3.03%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Microsoft Corp.	8.0%	SAP AG	2.6%	United States	72.5%

Cisco Systems, Inc.	6.0%	Dell Computer Corp.	2.5%	Japan	3.8%

Intel Corp.	4.9%	Tyco International Ltd.	2.4%	India	3.1%

Hewlett-Packard Co.	4.7%	QUALCOMM, Inc.	2.4%	Bermuda	3.1%

UTStarcom, Inc.	3.5%	eBay, Inc.	2.3%	Germany	2.6%

		Top Ten Total	39.3%	PORTFOLIO COMPOSITION

				Common Stock	93.6%

				Cash Equivalents	6.3%

				Purchased Call	0.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in common stocks of technology companies located in at least three countries. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     17

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$73.4 million
appreciation.	102
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of issuers located	05/22/95
in at least ten different countries.

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Foreign markets down for the period
Foreign stock markets as a whole (as measured by the MSCI EAFI Index) returned –14.47% for the six months ending December 31, 2002. This decline can be traced to the third quarter, when the markets returned –19.67%. Third quarter problems included a steady stream of disappointing earnings announcements, geopolitical unrest and close ties to the failing U.S. economy. The European market fell the most during this period, with Japan holding its own. Investors were drawn back into stocks in the fourth quarter, however, when the markets launched a two-month rally. Better-than-expected announcements from several telecommunications and communication equipment companies incited the rally. Unfortunately, the increases were primarily confined to lower-priced, lower-quality companies, and the rally was over before year-end.

Fund closely trailed benchmark and Lipper category average
PIMCO RCM International Growth Equity Fund Class A shares returned –15.61% in this volatile environment, a performance that closely tracked the returns of the Fund’s benchmark (MSCI EAFE Index –14.47%) and its Lipper category average (Lipper International Funds Average –15.40%).

Stock selection supported relative performance
The Fund’s relative performance was helped during this time period by stock selection. In particular, the Fund saw strong contributions from several consumer durables and apparel names, including Adidas-Salomon AG. The Fund benefited from holdings in the semiconductors and instruments sector, such as Samsung Electronics. A falling U.S. dollar also contributed to the Fund’s absolute performance.

Technology and finance holdings hindered Fund
The Fund’s sector strategy was the single largest factor hindering performance over the last six months. Our overweighting in semiconductors and instruments hurt the Fund as this sector did not fully participate in the fourth quarter tech-related rally. The Fund’s overweighting in diversified financials was another drag on performance. The financial sector lagged the market throughout the six-month period, held back by balance sheet problems among insurance companies.

Focus on quality key to future
Despite the upturn in the fourth quarter, we remain cautious in our outlook for foreign markets. The late-in-the-year rally is similar to the temporary “recovery” in the fourth quarter of 2001. We do not foresee a robust change in operating conditions for most sectors. Instead, we anticipate slightly improving earnings and increased investor focus on quality and fundamentals. In terms of specific portfolio strategy, we plan to emphasize European companies that are less dependent on exports to the U.S. We also expect to find attractive opportunities in emerging Asian countries.

We expect to see slightly improving earnings in the foreign markets and increased investor focus on fundamentals.

18     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/22/95)

PIMCO RCM International Growth Equity Fund A Shares	–15.61%	–23.37%	–27.68%	–7.27%	—	1.14%

PIMCO RCM International Growth Equity Fund A Shares (adjusted)	–20.25%	–27.59%	–29.03%	–8.31%	—	0.39%

PIMCO RCM International Growth Equity Fund B Shares	–15.82%	–23.90%	–28.22%	–7.96%	—	0.38%

PIMCO RCM International Growth Equity Fund B Shares (adjusted)	–20.01%	–27.69%	–28.81%	–8.23%	—	0.38%

PIMCO RCM International Growth Equity Fund C Shares (adjusted)	–16.65%	–24.65%	–28.21%	–7.95%	—	0.39%

MSCI EAFE Index	–14.47%	–15.64%	–16.99%	–2.61%	—	—

MSCI All Country World Free Ex-US Index	–13.77%	–14.68%	–16.45%	–2.66%	—	—

Lipper International Funds Average	–15.40%	–16.67%	–17.84%	–2.63%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	3.7%	Nestle S.A.	2.3%	United Kingdom	21.9%

Eni SpA	3.3%	TotalFinaElf S.A.	2.0%	Japan	19.6%

Novartis AG	2.6%	Vodafone Group PLC	1.9%	France	11.7%

UBS AG	2.5%	CNOOC Ltd.	1.9%	Switzerland	9.1%

BP PLC	2.4%	Toyota Motor Corp.	1.9%	Germany	6.6%

		Top Ten Total	24.5%	PORTFOLIO COMPOSITION

				Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility.  Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     19

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$294.9 million
appreciation.	69
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Large capitalization equity securities.	12/31/96

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services,telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally aided performance
The six months ending December 31, 2002, was a study in contrasts. July through September followed the pattern set earlier in the year, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. Like many of its peers, PIMCO RCM Large-Cap Growth Fund struggled during this period. But, stocks picked up dramatically in October. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. The Fund’s Class A shares rose 6.11% during this short-lived rally, but still finished thesix month period –7.66%. This return allowed the Fund to outperform both its benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72%).

Emphasis on quality key in third quarter
Going into the third quarter of 2002, we had a cautious outlook for the overall economy and the stock market. Accordingly, we emphasized sectors that are less economically sensitive, such as healthcare and consumer staples. This positioning benefited the Fund’s relative performance in the third quarter. Two examples were Fund holdings Pharmacia, a large-cap pharmaceutical company, and United Parcels Services, a package delivery company.

Underweighting in technology hindered fourth quarter gains
This same quality-focus was a hindrance during the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they didn’t meet our fundamental parameters. Fund performance was also hurt by specific stocks, such as Electronic Data Systems, a digital service provider. Electronic Data Systems’ stock price fell due to disappointing customer announcements and lower-than-expected earnings. The stock has since been sold.

Defensive posture until verifiable signs of improving conditions
Going forward, we remain cautious in our outlook, and we are hopeful that our own federal government will succeed in avoiding further deterioration through stimulative monetary and fiscal policies. We are also keeping a close watch on the stock market’s overall valuation, including how President Bush’s stimulus package and the situation in Iraq will affect the investment environment. Without any more concrete proof of change, the Fund will remain defensively positioned—underweight cyclical sectors and overweight stable growth sectors. We will also continue to emphasize research and quality in our stock selection process, as we believe companies with first-rate finan-cials and management will outperform in volatile markets.

The Fund continued over this period to outperform both its benchmark and Lipper category average.

20     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Large-Cap Growth Fund A Shares	–7.66%	–23.28%	–18.39%	2.37%	—	6.72%

PIMCO RCM Large-Cap Growth Fund A Shares (adjusted)	–12.74%	–27.49%	–19.92%	1.22%	—	5.72%

PIMCO RCM Large-Cap Growth Fund B Shares	–8.00%	–23.82%	–19.00%	1.62%	—	5.93%

PIMCO RCM Large-Cap Growth Fund B Shares (adjusted)	–12.59%	–27.63%	–19.79%	1.33%	—	5.82%

PIMCO RCM Large-Cap Growth Fund C Shares (adjusted)	–8.80%	–24.56%	–18.99%	1.62%	—	5.94%

S&P500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	–3.48%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Pfizer	5.3%	Wal-Mart Stores, Inc.	3.3%	Healthcare	25.3%

Microsoft Corp.	5.3%	Pharmacia Corp.	3.3%	Consumer Staples	18.3%

Wyeth	3.6%	Fannie Mae	3.2%	Financial & Business Services	14.1%

Anheuser-Busch Cos., Inc.	3.5%	Johnson & Johnson	2.9%	Technology	11.7%

PepsiCo, Inc.	3.5%	General Electric Co.	2.7%	Consumer Discretionary	7.9%

		Top Ten Total	36.6%	PORTFOLIO COMPOSITION

				Common Stocks	96.1%

				Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     21

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	190.9 million
107
PORTFOLIO:		PORTFOLIO MANAGERS:
Small to medium capitalization	FUND INCEPTION DATE:	Team Approach
equity securities.	11/06/79

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering midcap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services,telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund surpassed benchmark in challenging environment
Throughout the third quarter of 2002, stock prices were held back by weak corporate profits, increased tensions with Iraq, and the Federal Reserve’s move to a “weakness” bias, which signaled a faltering recovery. But on October 9th, the market began to rally. The rally was primarily confined to lower-priced, lower-quality technology and telecommunications companies, and it only lasted until December. Nonetheless, it gave growth stocks a much-needed boost. PIMCO RCM Mid-Cap Fund Class A shares rose 9.46% in the fourth quarter alone. This gain was not enough to overcome early losses, however, leaving the Fund to finish the six-month period with a return of –8.54%. The Fund’s  performance was slightly better than that of its benchmark (Russell Mid-Cap Growth Index –9.59%) during the period, and it was better than the average for funds with a similar objective (Lipper Mid-Cap Growth Funds category average –13.95%)

Defensive stance worked well in third quarter
Our strategy going into this period was to take a defensive stance, emphasizing non-cyclical industries and high quality stocks with relatively predictable earnings and revenues. This strategy was critical to the Fund’s relative performance in the third quarter. In particular, the Fund saw strong contributions from its overweighting in energy, where rising energy prices supported stock prices. We also did well with our overweighting in healthcare. One example of a Fund holding in this sector was Boston Scientific Corporation, which develops, manufactures and markets minimally invasive medical devices. Despite the sluggish economy, Boston Scientific reported increasing sales and net income.

Relatively low participation in rally
The fourth quarter rally was led primarily by lower-tier stocks with high valuations and uncertain earnings outlooks primarily in technology and telecommunications. Given our focus on quality, the Fund was underweight in both of these sectors. While this meant we missed out on some of therally’s more dramatic gains, many of our tech holdings appreciated, and we believe our strategy of focusing on high quality growth stocks, while paying close attention to valuations, is still the best means of providing our shareholders with long-term results. In addition to this underweight position, the Fund’s performance during the period was hurt by select stocks. One example was our position in BISYS Group Inc., an out-sourcing financial services company. The company’s stock price was down as a result of lower-than-expected earnings and revenue. Despite this setback, we believe in the company’s financials and competitive positioning and have kept it in the Fund’s portfolio.

Mid-caps offer solid performance capacity
We remain cautious as we head into 2003. While we are alert to signs of improving conditions, we will wait for clear indications of a sustainable recovery before making major strategy shifts in the Fund. We continue to believe in the long-term performance capacity of mid-cap stocks, given their relatively attractive valuations and strong earnings growth.

The Fund’s performance was slightly better than its benchmark and significantly better than its Lipper category average.

22     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (11/6/79)

PIMCO RCM Mid-Cap Fund A Shares	–8.54%	–27.53%	–18.19%	–0.02%	7.42%	14.81%

PIMCO RCM Mid-Cap Fund A Shares (adjusted)	–13.57%	–31.51%	–19.72%	–1.15%	6.82%	14.53%

PIMCO RCM Mid-Cap Fund B Shares	–9.00%	–27.58%	–18.60%	–0.60%	6.83%	14.53%

PIMCO RCM Mid-Cap Fund B Shares (adjusted)	–13.55%	–31.20%	–18.94%	–0.71%	6.83%	14.53%

PIMCO RCM Mid-Cap Fund C Shares (adjusted)	–9.91%	–28.30%	–18.60%	–0.60%	6.74%	14.05%

Russell Mid-Cap Growth Index	–9.59%	–27.40%	–20.02%	–1.82%	6.71%	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	–1.86%	5.95%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

St. Jude Medical, Inc.	2.1%	Willis Group Holdings Ltd.	1.8%	Healthcare	23.2%

AmerisourceBergen Corp.	2.0%	Universal Health Services, Inc. ‘B’	1.8%	Technology	16.9%

Danaher Corp.	2.0%	Coca-Cola Enterprises, Inc.	1.8%	Consumer Discretionary	12.9%

WellPoint Health Networks, Inc.	2.0%	Affiliated Computer Services, Inc. ‘A’	1.8%	Financial & Business Services	12.8%

Mattel, Inc.	1.9%	Nabors Industries Ltd.	1.7%	Energy	10.0%

		Top Ten Total	18.9%	PORTFOLIO COMPOSITION

				Common Stock	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     23

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks after-tax growth of capital.	IN THE PORTFOLIO:	$7.2 million
42
PORTFOLIO MANAGERS:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
A broadly diversified portfolio of	12/30/98
equity securities of U.S. issuers.

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperformed benchmark and peers
The third quarter of 2002 was similar to the first and second quarters, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. But, stocks picked up dramatically in the fourth quarter. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies, but it spread to other sectors as well. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. PIMCO RCM Tax-Managed Growth Fund Class A shares rose 4.40% during this short-lived rally. The increase was not enough to overcome earlier losses, however, leaving the Fund to finish the six-month period down –6.99%. Thisreturn was significantly better than the Fund’s benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72). In addition, the Fund had no distributions in 2002.

Defensive posture helped third quarter performance.
As we mentioned in our June 30, 2002, report, we anticipated continued economic weakness for the third quarter. As a result, we postured the Fund defensively, focusing on investing in high quality companies that we believed could grow through this difficult and volatile economic environment. Therefore, the Fund was overweighted in sectors relatively immune to the economy, including healthcare and consumer staples. This defensive posture benefited the Fund’s relative performance from July to mid-October. Two Fund holdings that made strong contributions during this period were Pharmacia, a large-cap pharmaceutical company, and Sysco Corporation, a food distributor.

Relatively small participation in fourth quarter rally
In a complete reversal, the Fund’s cautious stance hurt performance in the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in thetechnology and telecommunications sectors. The Fund was relatively underweight in these sectors because they did not meet our fundamental parameters. In addition, the Fund’s performance was held back by select stocks, including Federated Investors, a financial services firm. Federated lowered its earnings estimates during this period, driving down the stock price. We believe the company is still in a strong, competitive position, however, and continue to hold it in the Fund.

No clear sign of recovery
While there has been some good news to embrace, we still do not see any clear signs of sustained economic recovery. The U.S. consumer is discouraged and overextended. U.S. corporations are posting waning profits and making few new expenditures. We believe fiscal and monetary policy may help, but too many details still need to be worked out. For all of these reasons, we will maintain the Fund’s defensive posture, underweighting cyclical sectors and overweighting more stable growth sectors.

The Fund outperformed the market in general (as measured by the S&P 500 Index) and paid no distributions.

24     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Tax-Managed Growth Fund A Shares	–6.99%	–18.71%	–16.39%	—	—	–2.87%

PIMCO RCM Tax-Managed Growth Fund A Shares (adjusted)	–12.11%	–23.18%	–17.95%	—	—	–4.23%

A shares after taxes on distributions	N/A	–23.18%	–17.95%	—	—	–4.39%

A shares after taxes on distributions & redemptions of fund shares	N/A	–14.23%	–13.74%	—	—	–3.39%

PIMCO RCM Tax-Managed Growth Fund B Shares	–7.43%	–19.33%	–17.03%	—	—	–3.60%

PIMCO RCM Tax-Managed Growth Fund B Shares (adjusted)	–12.06%	–23.36%	–17.86%	—	—	–4.07%

B shares after taxes on distributions	N/A	–23.36%	–17.86%	—	—	–4.23%

B shares after taxes on distributions & redemptions of fund shares	N/A	–14.34%	–13.68%	—	—	–3.27%

PIMCO RCM Tax-Managed Growth Fund C Shares (adjusted)	–8.36%	–20.14%	–17.03%	—	—	–3.60%

C shares after taxes on distributions	N/A	–20.14%	–17.03%	—	—	–3.75%

C shares after taxes on distributions & redemptions of fund shares	N/A	–12.36%	–13.07%	—	—	–2.34%

S&P500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.8%	Wyeth	3.4%	Healthcare	23.4%

SYSCO Corp.	3.9%	BP PLC SP - ADR	3.3%	Consumer Staples	17.4%

Pharmacia Corp.	3.8%	Teva Pharmaceutical Industries Ltd. SP - ADR	3.2%	Financial & Business Services	16.8%

Walgreen Co.	3.7%	Federated Investors, Inc.	3.2%	Technology	10.1%

Colgate-Palmolive Co.	3.6%	Anheuser-Busch Cos., Inc.	3.2%	Energy	8.1%

		Top Ten Total	36.1%	PORTFOLIO COMPOSITION

				Common Stocks	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of U.S. companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02 | PIMCO RCM Funds Semi-Annual Report     25

Footnotes

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the RCM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages and is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC (“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Class A, B & C shares began on 2/02 for RCM Emerging Markets, RCM Europe, RCM Global Equity, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth. Returns represent the blended performance of the Fund’s retail shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect retail share current sales charges and different operating expenses. Class A, B & C shares began on 2/02 for RCM Global Healthcare & RCM Biotechnology. Returns represent the blended performance of the Fund’s A, B & C shares and the prior performance of the Fund’s D shares, adjusted, as necessary, to reflect different sales charges and different operating expenses. Returns for Class A shares include the effect of the maximum 5.5% initial sales charge. Returns for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. Returns for Class CII shares have a 1% CDSC, which may apply in the first year of ownership. Returns for Class C shares have a 1% CDSC, which may apply in the first 18 months of ownership. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanagedmarket index generally considered to be representative of the stock market as a whole. The MSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into any index. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Fund, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

26     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO Schedule of Investments A, B, and C Classes
 RCM Biotechnology Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.9%
Healthcare 92.4%
Abgenix, Inc. (a)	169,000	$1,246
Actelion Ltd. (a)	45,100	1,990
Adolor Corp. (a)	181,900	2,467
Affymetrix, Inc. (a)	225,000	5,150
Alexion Pharmaceuticals, Inc.	145,000	2,047
Amgen, Inc. (a)	630,000	30,454
Amylin Pharmaceuticals, Inc. (a)	273,000	4,406
AtheroGenics, Inc.	207,200	1,535
Aventis S.A. (a)	18,200	989
Biogen, Inc. (a)	334,000	13,380
Cell Genesys, Inc. (a)	244,300	2,724
Cephalon, Inc. (a)	135,600	6,599
Charles River Laboratories International, Inc. (a)	70,010	2,694
Cubist Pharmaceuticals, Inc. (a)	123,800	1,019
CV Therapeutics, Inc. (a)	125,000	2,278
Deltagen, Inc. (a)	521,000	250
Enzon Pharmaceuticals, Inc. (a)	152,000	2,541
Esperion Therapeutics, Inc. (a)	240,000	1,706
Genentech, Inc. (a)	339,888	11,271
Genzyme Corp. (a)	291,800	8,629
Gilead Sciences, Inc. (a)	446,800	15,191
ICOS Corp. (a)	158,000	3,699
IDEC Pharmaceuticals Corp. (a)	523,000	17,348
Indevus Pharmaceuticals, Inc. (a)	896,300	1,917
InterMune, Inc. (a)	186,200	4,750
La Jolla Pharmaceutical Co. (a)	260,200	1,691
MedImmune, Inc. (a)	900,000	24,453
Medtronic, Inc.	45,000	2,052
Millennium Pharmaceuticals, Inc. (a)	305,000	2,434
Neurocrine Biosciences, Inc. (a)	92,400	4,221
NPS Pharmaceuticals, Inc. (a)	212,400	5,352
OSI Pharmaceuticals, Inc. (a)	270,000	4,428
Pfizer, Inc.	82,000	2,507
Protein Design Labs, Inc. (a)	475,000	4,038
Rita Medical Systems, Inc. (a)	88,000	444
Scios, Inc. (a)	251,000	8,178
Serono S.A.	15,000	8,039
St. Jude Medical, Inc. (a)	80,000	3,178
Tanox, Inc. (a)	65,000	588
Telik, Inc. (a)	115,800	1,350
The Medicines Co. (a)	192,900	3,090
Transkaryotic Therapies, Inc. (a)	110,500	1,094
Trimeris, Inc. (a)	130,600	5,628
United Therapeutics Corp. (a)	174,700	2,917
Versicor, Inc. (a)	313,100	3,378
Vertex Pharmaceuticals, Inc. (a)	123,000	1,950
Wyeth	93,000	3,478

		240,768

Technology 1.5%
Chiron Corp. (a)	105,000	3,948

Total Common Stocks (Cost $276,203)		244,716

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 5.8%
Repurchase Agreement 5.8%
State Street Bank
1.050% due 01/02/2003	$15,231	$15,231
(Dated 12/31/2002. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $15,539. Repurchase proceeds are $15,231.)

Total Short-Term Instruments (Cost $15,231)		15,231

Total Investments 99.7% (Cost $291,434)		$259,947
Other Assets and Liabilities (Net) 0.3%		702

Net Assets 100.0%		$260,649

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     27

PIMCO Schedule of Investments A, B, and C Classes
 RCM Emerging Markets Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 81.9%
Brazil 4.0%
Aracruz Celulose S.A. SP - ADR (a)	1,425	$26
Companhia de Bebidas das Americas SP - ADR	2,875	45
Companhia Vale do Rio Doce SP - ADR (a)	1,225	35
Tele Norte Leste Participacoes S.A. SP - ADR (a)	4,800	35

		141

Chile 1.0%
Empresa Nacional de Electricidad S.A. SP - ADR	4,625	36

China 8.6%
China Mobile (Hong Kong) Ltd. (a)	17,000	41
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,725	45
China Resources Enterprise Ltd. (a)	57,000	50
CNOOC Ltd.	66,000	86
Hainan Meilan Airport Co.	59,000	28
TCL International Holdings Ltd.	170,000	52

		302

Czech Republic 1.8%
Komercni Banka AS (a)	900	63

Hungary 3.0%
Egis Gyogyszergyar	500	31
OTP Bank Rt. (a)	7,600	75

		106

India 10.0%
Cipla Ltd. (a)	1,650	31
Gujarat Ambuja Cements Ltd. (a)	9,900	34
Housing Development Finance Corp. Ltd. (a)	8,500	64
Infosys Technology Ltd. (a)	1,100	109
Ranbaxy Laboratories Ltd. (a)	7,000	87
Reliance Industries Ltd.	4,700	29

		354

Israel 3.8%
Check Point Software Technologies Ltd. (a)	1,350	18
Teva Pharmaceutical Industries Ltd. SP - ADR	3,025	117

		135

Malaysia 2.8%
Gamuda Bhd. (a)	32,500	47
Genting Bhd.	15,000	53

		100

Mexico 6.6%
America Movil S.A. de CV (a)	2,450	35
Cemex S.A. de CV SP - ADR (a)	1,225	26
Grupo Modelo S.A. de CV ‘C’	9,000	22
Telefonos de Mexico S.A. de CV SP - ADR	3,575	114
Wal-Mart de Mexico S.A. de CV ‘V’	15,000	34

		231

Peru 1.2%
Compania de Minas Buenaventura Sau SP - ADR	1,600	42

Russia 3.5%
LUKOIL Holding SP - ADR	1,150	70
Vimpel-Communications SP - ADR (a)	1,650	53

		123

South Africa 7.3%
Anglo American PLC	2,000	30
AngloGold Ltd.	3,100	105
Impala Platinum Holdings Ltd.	1,070	68
Sasol Ltd.	4,500	55

		258

South Korea 15.2%
Korea Electric Power Corp.	2,200	34
KT Corp.	600	26
KT Corp. SP - ADR	2,800	60
POSCO	600	60
Samsung Electronics Co., Ltd. (a)	900	238
Samsung Securities Co., Ltd. (a)	1,400	34
SK Telecom Co., Ltd. SP - ADR	4,000	85

		537

Taiwan 8.5%
Accton Technology Corp.	15,000	15
Compal Electronics, Inc.	91,700	95
Formosa Plastic Corp.	32,000	$42
Hon Hai Precision Industry Co.	12,000	41
MediaTek, Inc.	4,000	33
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	2,525	18
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	44,704	55

		299

Thailand 3.7%
Advanced Info. Service Public Co. Ltd. (a)	80,000	66
Brilliance China Automotive Holdings Ltd.	156,000	28
The Siam Cement Public Co.	1,400	38

		132

United States 0.9%
Taro Pharmaceutical Industries (a)	800	30

Total Common Stocks (Cost $2,730)		2,889

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 9.6%
Repurchase Agreement 9.6%
State Street Bank
1.050% due 01/02/2003	$338	338
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 05/02/2003 valued at $348. Repurchase proceeds are $338.)

Total Short-Term Instruments (Cost $338)		338

Total Investments 91.5% (Cost $3,068)		$3,227
Other Assets and Liabilities (Net) 8.5%		298

Net Assets 100.0%		$3,525

Notes to Schedule of Investments:

(a) Non-income producing security.

28     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 RCM Europe Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS (b)(c) 95.2%
Finland 3.5%
Nokia Oyj SP - ADR (a)	55,950	$867

France 16.7%
Axa (a)	50,875	683
BNP Paribas S.A.	9,325	380
Business Objects S.A. SP - ADR (a)	8,475	127
Essilor International S.A. (a)	12,700	523
L’Oreal S.A. (a)	9,650	735
Pernod Ricard (a)	5,300	513
Sanofi-Synthelabo S.A. (a)	6,525	399
TotalFinaElf S.A. (a)	3,075	439
Vinci (a)	6,875	387

		4,186

Germany 11.9%
Bayerische Motoren Werke AG (a)	15,375	467
Porsche AG	970	403
Puma AG Rudolf Dassler Sport (a)	11,375	776
SAP AG (a)	18,875	368
Schering AG (a)	22,275	969

		2,983

Greece 2.8%
Greek Organization of Football Prognostics	66,770	704

Hungary 1.2%
OTP Bank Rt. (a)	30,000	295

Ireland 2.4%
Ryanair Holdings SP - ADR (a)	15,650	613

Italy 2.4%
Eni SpA (a)	38,325	609

Netherlands 4.0%
ING Groep NV	27,900	473
Koninklijke KPN NV (a)	82,500	537

		1,010

Spain 6.4%
Banco Popular Espanol S.A. (a)	10,800	442
Inditex	28,675	677
Telefonica S.A. (a)	54,000	483

		1,602

Switzerland 12.0%
Credit Suisse Group	19,975	433
Logitech International S.A. (a)	8,300	248
Nestle S.A. (a)	3,275	694
Novartis AG (a)	28,525	1,041
STMicroelectronics NV - NY (a)	6,175	120
UBS AG (a)	9,450	459

		2,995

United Kingdom 31.9%
BP PLC	148,425	1,020
Diageo PLC	46,250	503
GlaxoSmithKline PLC	19,375	372
GlaxoSmithKline PLC - ADR	6,525	244
HSBC Holdings PLC	53,800	595
Man Group PLC	80,000	1,142
Rank Group PLC	138,575	595
Reckitt Benckiser PLC	88,967	1,726
Rio Tinto PLC	12,775	255
Royal Bank of Scotland Group PLC	31,900	764
Vodafone Group PLC	291,075	531
Vodafone Group PLC SP - ADR	13,250	240

		7,987

Total Common Stocks (Cost $23,742)		23,851

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 1.7%
Repurchase Agreement 1.7%
State Street Bank
1.050% due 01/02/2003	$425	$425
(Dated 12/31/2002. Collateralized by Freddie Mac 4.500% due 06/15/2003 valued at $437. Repurchase proceeds are $425.)

Total Short-Term Instruments (Cost $425)		425

Total Investments 96.9% (Cost $24,167)		$24,276
Other Assets and Liabilities (Net) 3.1%		774

Net Assets 100.0%		$25,050

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	665	01/2003	$3	$0	$3
Sell	SF	111	01/2003	0	0	0
Sell	BP	77	01/2003	0	(1)	(1)

				$3	$(1)	$2

(c) Principal amount denoted in indicated currency:

BP – British Pound
EC – Euro
SF – Swiss Franc

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     29

PIMCO Schedule of Investments A, B, and C Classes
 RCM Global Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Australia 2.4%
BHP Billiton Ltd.	1,775	$10
Commonwealth Bank of Australia	570	9
The News Corporation Ltd.	790	5

		24

Bermuda 0.8%
Accenture Ltd. (a)	425	8

Canada 3.5%
Barrick Gold Corp.	590	9
EnCana Corp.	325	10
Loblaw Cos., Ltd.	220	8
Shoppers Drug Mart Corp. (a)	590	9

		36

China 3.3%
Cathay Pacific Airways Ltd.	5,000	7
China Mobile (Hong Kong) Ltd. (a)	4,000	10
CNOOC Ltd.	8,050	11
Sun Hung Kai Properties	1,000	6

		34

Finland 1.0%
Nokia Corp. (a)	520	8
Nokia Oyj SP - ADR (a)	130	2

		10

France 2.8%
Axa (a)	680	9
BNP Paribas S.A.	205	8
TotalFinaElf S.A. (a)	85	12

		29

Germany 3.6%
Adidas-Salomon AG (a)	155	13
Altana AG (a)	140	6
Bayerische Motoren Werke AG (a)	195	6
Porsche AG	10	4
Schering AG (a)	195	8

		37

Greece 0.5%
Greek Organization of Football Prognostics	490	5

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	270	10

Italy 1.4%
Eni SpA (a)	620	10
Telecom Italia SpA	590	4

		14

Japan 6.3%
Fuji Television Network, Inc.	2	8
KDDI Corp.	2	7
Kyocera Corp. (a)	100	6
Nomura Holdings, Inc. (a)	1,000	11
Shin-Etsu Chemical Co., Ltd.	200	7
SMC Corp.	100	9
Sony Corp.	200	8
Toppan Printing Co. Ltd.	1,000	8

		64

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	160	5

Netherlands 1.1%
Gucci Group	120	11

South Korea 1.1%
Samsung Electronics Ltd. SP - GDR	80	11

Spain 0.5%
Inditex	200	5
Telefonica S.A. (a)	0	0

		5

Switzerland 4.3%
Givaudan AG (a)	21	9
Nestle S.A. (a)	40	8
Novartis AG (a)	335	12
UBS AG (a)	305	15

		44

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR (a)	950	7

United Kingdom 11.5%
BP PLC	1,500	10
BP PLC SP - ADR	125	5
Diageo PLC	760	8
HBOS PLC	620	7
HSBC Holdings PLC	800	9
Rank Group PLC	3,250	14
Reckitt Benckiser PLC	720	14
Royal Bank of Scotland Group PLC	500	12
Tesco PLC	2,125	7
Vodafone Group PLC SP- ADR	1,125	20
Willis Group Holdings Ltd. (a)	395	11

		117

United States 49.6%
3M Co.	75	9
AFLAC, Inc.	300	9
AmerisourceBergen Corp.	235	13
Amgen, Inc. (a)	210	10
Anadarko Petroleum Corp.	110	5
Anheuser-Busch Cos., Inc.	250	12
Anthem, Inc. (a)	205	13
Baker Hughes, Inc.	300	10
BellSouth Corp.	300	8
Cardinal Health, Inc.	75	4
Cisco Systems, Inc. (a)	690	9
Citigroup, Inc.	400	14
Coca-Cola Co.	190	8
Colgate-Palmolive Co.	300	16
Costco Wholesale Corp. (a)	360	10
Dell Computer Corp. (a)	250	7
Electronic Arts, Inc. (a)	205	10
Exxon Mobil Corp.	220	8
Fannie Mae	170	11
Fifth Third Bancorp.	85	5
Franklin Resources, Inc.	208	7
General Dynamics Corp.	120	10
General Electric Co.	540	13
General Mills, Inc.	175	8
Hewlett-Packard Co.	395	7
Johnson & Johnson	245	13
Lockheed Martin Corp.	165	10
Mattel, Inc.	500	10
Medtronic, Inc.	145	7
Merrill Lynch & Co.	200	8
Microsoft Corp. (a)	640	33
Noble Corp. (a)	300	11
PepsiCo, Inc.	235	10
Pfizer, Inc.	1,020	31
Pharmacia Corp.	220	9
Procter & Gamble Co.	200	17
QUALCOMM, Inc. (a)	260	9
Starbucks Corp. (a)	620	13
Symantec Corp. (a)	210	9
Travelers Property Casualty Corp. (a)	783	11
United Parcel Service, Inc.	100	6
United Technologies Corp.	205	13
Viacom, Inc. (a)	275	11
Wal-Mart Stores, Inc.	265	13
Wells Fargo & Co.	190	9
Wyeth	415	16

		505

Total Common Stocks (Cost $996)		976

30     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 10.0%
Repurchase Agreement 10.0%
State Street Bank
1.050% due 01/02/2003	$102	$102
(Dated 12/31/2002. Collateralized by Fannie Mae 2.200% due 08/06/2003 valued at $106. Repurchase proceeds are $102.)

Total Short-Term Instruments (Cost $102)		102

Total Investments 105.9% (Cost $1,098)		$1,078
Other Assets and Liabilities (Net) (5.9%)		(60)

Net Assets 100.0%		$1,018

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     31

PIMCO Schedule of Investments A, B, and C Classes
 RCM Global Healthcare Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.5%
Canada 0.9%
Axcan Pharma, Inc. (a)	114,400	$1,346

France 1.6%
Aventis S.A. (a)	42,000	2,283

Israel 2.3%
Teva Pharmaceutical Industries Ltd. SP - ADR	86,500	3,340

United States 91.7%
Abbott Laboratories	55,300	2,212
Adolor Corp. (a)	47,600	645
AdvancePCS (a)	91,500	2,032
Allergan, Inc.	37,500	2,161
American Pharmaceutical Partners, Inc. (a)	37,500	667
AmerisourceBergen Corp.	102,400	5,561
Amgen, Inc. (a)	105,000	5,076
Anthem, Inc. (a)	22,500	1,415
Barr Laboratories, Inc. (a)	12,800	833
Biogen, Inc. (a)	86,600	3,469
Biovail Corp. (a)	70,000	1,849
Boston Scientific Corp. (a)	69,400	2,951
Cardinal Health, Inc.	66,600	3,942
Cephalon, Inc. (a)	27,100	1,319
Charles River Laboratories International, Inc. (a)	43,800	1,685
Enzon Pharmaceuticals, Inc. (a)	94,000	1,572
Forest Laboratories, Inc. (a)	14,900	1,463
Genentech, Inc. (a)	95,100	3,154
Gilead Sciences, Inc. (a)	122,700	4,172
HCA, Inc.	101,000	4,191
IDEC Pharmaceuticals Corp. (a)	92,000	3,052
Impax Laboratories, Inc.	158,300	636
InterMune, Inc (a)	41,600	1,061
Johnson & Johnson	95,000	5,102
Kyphon, Inc. (a)	142,200	1,214
MedImmune, Inc. (a)	133,400	3,624
Medtronic, Inc.	130,000	5,928
Merck & Co., Inc.	90,800	5,140
Mylan Laboratories, Inc.	48,500	1,693
OSI Pharmaceuticals, Inc. (a)	71,400	1,171
Pfizer, Inc.	326,500	9,981
Pharmaceutical Resources, Inc. (a)	30,900	921
Pharmacia Corp.	169,900	7,102
Rita Medical Systems, Inc. (a)	113,000	571
Schering-Plough Corp.	130,400	2,895
Scios, Inc. (a)	26,600	867
St. Jude Medical, Inc. (a)	110,000	4,369
Stryker Corp.	29,800	2,000
Therasense, Inc. (a)	160,600	1,341
Trimeris, Inc. (a)	17,000	733
UnitedHealth Group, Inc. (a)	43,100	3,599
Urologix, Inc. (a)	116,500	386
Varian Medical Systems, Inc. (a)	50,700	2,515
VCA Antech, Inc. (a)	78,300	1,175
WellPoint Health Networks, Inc. (a)	57,900	4,120
Wright Medical Group, Inc.	44,100	770
Wyeth	206,600	7,727
Zimmer Holdings, Inc. (a)	39,400	1,636

		131,698

Total Investments 96.5% (Cost $146,095)		$138,667
Other Assets and Liabilities (Net) 3.5%		5,015

Net Assets 100.0%		$143,682

Notes to Schedule of Investments:

(a) Non-income producing security.

32  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Australia 3.4%
BHP Steel Ltd.	42,500	$77
Jupiters Limited	19,000	59
Newcrest Mining Ltd. (a)	32,500	132

		268

Canada 3.4%
Axcan Pharma, Inc. (a)	13,000	153
Ultra Petroleum Corp. (a)	11,500	114

		267

China 4.1%
China Pharmaceutical Enterprise	375,000	67
Hainan Meilan Airport Co.	128,000	61
TCL International Holdings Ltd.	410,000	126
Television Broadcasting	21,000	66

		320

Denmark 1.2%
Jyske Bank	3,500	95

France 0.5%
Companie Generale de Geophysique S.A. (a)	2,200	36

Germany 2.4%
Puma AG Rudolf Dassler Sport (a)	1,600	109
Singulus Technologies AG	6,000	79

		188

Greece 0.7%
Intralot S.A. (a)	4,500	57

Hungary 0.7%
Egis Gyogyszergyar	950	59

Italy 2.5%
Amplifon SpA	4,300	76
Cassa di Risparmio di Firenze	62,000	76
Merloni Elettrodomestici SpA	4,500	47

		199

Japan 15.4%
Bandai Co. Ltd.	3,000	103
Citizen Electronics Co. Ltd.	1,100	79
Daidoh Ltd.	18,000	92
Drake Beam Morin - Japan, Inc.	1,200	44
Dydo Drinco, Inc.	3,500	63
F.C.C. Co. Ltd.	2,500	53
Hamakyorex Company	4,000	69
Nihon Trim Co.	2,200	107
Nissin Co., Ltd.	12,500	87
NS Solutions Corp.	1,600	80
Office Building Fund of Japan, Inc.	20	105
SKY Perfect Communications, Inc. (a)	110	83
The Goodwill Group, Inc. (a)	26	82
Tsumura & Co.	6,000	55
Xebio Co. Ltd.	5,500	102

		1,204

Mexico 0.5%
Grupo Industrial Saltillo, S.A.	28,500	41

Netherlands 2.0%
James Hardie Industries NV	40,000	154

Norway 1.5%
Smedvig ASA	12,500	60
Tandberg ASA (a)	10,000	58

		118

Russia 0.5%
Vimpel-Communications SP - ADR (a)	1,200	38

South Korea 1.8%
Cheil Communication, Inc.	500	39
Daishin Securities Co.	3,000	36
KEC Corp.	2,000	67

		142

Spain 0.8%
Baron de Ley	2,100	60

Sweden 0.9%
Getinge AB ‘B’	3,600	74

Switzerland 1.0%
Logitech International S.A. (a)	2,500	75

United Kingdom 2.4%
Bovis Homes Group PLC	12,500	72
Game Group PLC	32,500	19
Luminar PLC	7,500	47
Woolworths Group PLC	85,000	50

		188

United States 51.9%
Adaptec, Inc. (a)	7,000	40
Alliance Data Systems Corp. (a)	3,800	67
American Italian Pasta Co. ‘A’ (a)	3,500	126
American Pharmaceutical Partners, Inc. (a)	2,500	44
Career Education Corp. (a)	3,600	144
Choice Hotels International, Inc. (a)	4,000	91
Cooper Cos., Inc.	3,200	80
Cymer, Inc. (a)	1,200	39
Dial Corp.	4,500	92
EDO Corp.	3,500	73
Entercom Communications Corp. (a)	900	42
Enzon Pharmaceuticals, Inc. (a)	5,000	84
First Industrial Realty Trust, Inc.	3,000	84
GlobespanVirata, Inc. (a)	10,500	46
Grey Wolf, Inc. (a)	32,500	130
Hilb, Regal & Hamilton Co.	2,000	82
Horizon Offshore, Inc. (a)	1,100	5
ICON PLC SP - ADR	3,000	81
Integrated Circuit Systems, Inc. (a)	2,000	36
InVision Technologies, Inc. (a)	3,300	87
JetBlue Airways Corp. (a)	2,500	67
Knight Transportation, Inc. (a)	4,400	92
Kroll, Inc. (a)	3,500	67
K-V Pharmaceutical Co. (a)	4,000	93
Lattice Semiconductor Co. (a)	6,000	53
LifePoint Hospitals, Inc. (a)	2,000	60
ManTech International Corp. (a)	3,500	67
National-Oilwell, Inc. (a)	5,100	111
NBTY, Inc. (a)	4,500	79
Neurocrine Biosciences, Inc. (a)	1,000	46
NS Group, Inc.	7,000	46
OSI Pharmaceuticals, Inc. (a)	3,500	57
PETCO Animal Supplies, Inc. (a)	1,800	42
Platinum Underwriters Holdings, Ltd. (a)	2,500	66
Prosperity Bancshares, Inc.	3,500	66
Quicksilver Resources, Inc.	2,000	45
Railamerica, Inc. (a)	12,500	90
Renal Care Group, Inc. (a)	2,700	85
RPM, Inc.	5,800	89
Scios, Inc. (a)	1,900	62
Skywest, Inc.	3,000	39
Skyworks Solutions, Inc. (a)	5,000	43
Sonic Automotive, Inc. (a)	4,500	67
Sterling Bancshares, Inc.	6,000	73
Swift Transportation Co., Inc. (a)	2,500	50
Sybase, Inc. (a)	5,000	67
Taro Pharmaceutical Industries (a)	3,000	113
The Gymboree Corp. (a)	4,500	71
The Titan Corp. (a)	9,000	94
Trimeris, Inc. (a)	1,300	56
Unit Corp. (a)	4,000	74
United Natural Foods, Inc. (a)	5,000	127
UTStarcom, Inc. (a)	3,500	69
VCA Antech, Inc. (a)	8,200	123
Waste Connections, Inc. (a)	1,600	62
Wintrust Financial Corp.	2,500	78

		4,062

Total Common Stocks (Cost $7,500)		7,645

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     33

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
1.050% due 01/02/2003	$157	$157
(Dated 12/31/2002.Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $162. Repurchase proceeds are $157.)

Total Short-Term Instruments (Cost $157)		157

Total Investments 99.6% (Cost $7,657)		$7,802
Other Assets and Liabilities (Net) 0.4%		31

Net Assets 100.0%		$7,833

Notes to Schedule of Investments:

(a) Non-income producing security.

34  PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.6%
Bangladesh 0.9%
Marvell Technology Group Ltd. (a)	103,640	$1,955
Bermuda 3.1%
Accenture Ltd. (a)	72,490	1,304
Tyco International Ltd.	309,490	5,286

		6,590

Finland 2.1%
Nokia Oyj SP - ADR (a)	288,390	4,470

France 0.5%
Business Objects S.A. SP - ADR (a)	71,000	1,065

Germany 2.7%
SAP AG (a)	285,800	5,573
T-Online	24,600	137

		5,710

India 3.1%
Infosys Technologies Ltd. SP - ADR	1,820	127
Merrill Lynch & Co. - Warrant Infosys Technologies Ltd. Exp. 09/05/2005	42,000	4,177
Merrill Lynch & Co. - Warrant Satyam Computer Services Ltd. Exp. 11/04/2005 (a)	400,000	2,317

		6,621

Japan 3.8%
Canon, Inc.	25,900	976
Hirose Electric Co., Ltd.	7,800	595
Kyocera Corp. (a)	5,750	335
Mabuchi Motor Co., Ltd.	7,800	718
Ricoh Co., Ltd.	14,000	230
Rohm Co.	5,000	637
Softbank Corp.	61,600	703
Tokyo Electron Ltd.	1,100	50
Trend Micro Inc.	15,000	257
Yahoo Japan Corp. (a)	291	3,629

		8,130

Netherlands 0.1%
ASM International NV (a)	15,920	205

South Korea 2.2%
Samsung Electronics Ltd. SP - GDR	35,100	4,686

Switzerland 1.4%
Logitech International S.A. (a)	3,460	103
STMicroelectronics NV - NY (a)	151,840	2,962

		3,065

Taiwan 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.
SP - ADR (a)	24,400	172
United Microelectronics Corp. SP - ADR	9,500	32

		204

United Kingdom 1.4%
Misys PLC	1,079,410	3,058

United States 73.2%
Affiliated Computer Services, Inc. ‘A’ (a)	93,630	4,930
Alcatel Alsthom SP - ADR	948,290	4,210
Alliant Techsystems, Inc. (a)	19,475	1,214
Amazon.com, Inc. (a)	4,500	85
AOL Time Warner, Inc. (a)	142,980	1,873
Automatic Data Processing, Inc.	1,600	63
BEA Systems, Inc. (a)	112,550	1,291
CDW Computer Centers, Inc. (a)	7,750	340
CIENA Corp. (a)	1,000	5
Cisco Systems, Inc. (a)	998,380	13,079
Computer Sciences Corp. (a)	26,430	911
Concord EFS, Inc. (a)	25,820	406
Cypress Semiconductor Corp. (a)	142,210	813
Dell Computer Corp. (a)	199,930	5,346
eBay, Inc. (a)	74,470	5,051
Electronic Arts, Inc. (a)	1,330	66
Emulex Corp. (a)	63,300	1,174
Expedia, Inc. (a)	68,690	4,597
First Data Corp.	6,400	227
Foundry Networks, Inc. (a)	319,070	2,246
Gilead Sciences, Inc. (a)	64,320	2,187
GlobespanVirata, Inc. (a)	103,600	457
Hewlett-Packard Co.	590,620	10,253
IBM Corp.	58,990	4,572
Integrated Circuit Systems, Inc. (a)	131,630	2,402
Intel Corp.	677,220	10,544
Internet Securities Systems, Inc. (a)	120,930	2,217
Inter-Tel, Inc.	2,500	52
Intuit, Inc. (a)	46,210	2,168
iShares NASDAQ Biotechnolgy Index Fund	76,530	3,777
Jabil Circuit, Inc. (a)	133,440	2,391
KLA-Tencor Corp. (a)	7,500	265
L-3 Communications Holdings, Inc. (a)	2,200	99
Leapfrog Enterprises, Inc.	17,990	452
Lockheed Martin Corp.	32,960	1,903
Maxim Integrated Products, Inc.	84,240	2,783
McData Corp. ‘A’ (a)	4,600	33
Mercury Interactive Corp. (a)	91,320	2,702
Microchip Technology, Inc.	93,155	2,278
Micron Technology, Inc. (a)	12,150	118
Microsoft Corp. (a)	335,120	17,326
Motorola, Inc.	22,500	195
NetIQ Corp. (a)	38,520	476
Network Associates, Inc. (a)	226,110	3,638
Oracle Corp. (a)	90,000	972
Overture Services, Inc. (a)	91,290	2,493
Paychex, Inc.	2,000	56
PeopleSoft, Inc. (a)	12,560	230
QLogic Corp. (a)	4,490	155
QUALCOMM, Inc. (a)	144,070	5,243
Raytheon Co.	58,510	1,799
Red Hat, Inc. (a)	229,360	1,356
RF Micro Devices, Inc. (a)	7,176	52
Semiconductor HOLDRs Trust	127,700	2,829
Skyworks Solutions, Inc. (a)	136,370	1,176
Symantec Corp. (a)	78,940	3,193
Texas Instruments, Inc.	7,300	110
The BISYS Group, Inc. (a)	87,350	1,389
The Titan Corp. (a)	8,900	93
Unisys Corp. (a)	25,960	257
USA Interactive (a)	92,780	2,121
UTStarcom, Inc. (a)	381,810	7,571
VeriSign, Inc. (a)	119,230	956
VERITAS Software Corp. (a)	6,690	104
Xilinx, Inc. (a)	96,570	1,982
Yahoo, Inc. (a)	94,630	1,547

		156,899

Total Common Stocks (Cost $186,067)		202,658

PURCHASED CALL OPTIONS 0.1%
	# of Contracts

NASDAQ 100 Index
Strike @ 27.000 Exp. 01/18/2003	15,000	225

Total Purchased Call Options (Cost $3,350)		225

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     35

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
1.050% due 01/02/2003	$13,649	$13,649
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $13,925. Repurchase proceeds are $13,649.)

Total Short-Term Instruments (Cost $13,649)		13,649

Total Investments 101.1% (Cost $203,066)		$216,532
Other Assets and Liabilities (Net) (1.1%)		(2,376)

Net Assets 100.0%		$214,156

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOT Intuit, Inc.
Strike @ 50.000 Exp. 01/18/2003	462	$142	$21
Call - CBOT UTStarcom, Inc.
Strike @ 17.500 Exp. 02/22/2003	2,304	500	708
Put - CBOT Cisco Systems, Inc.
Strike @ 7.500 Exp. 01/18/2003	3,300	274	17

		$916	$746

(c)  Short sales open at December 31, 2002 were as follows:

Type	Shares	Value	Proceeds

NASDAQ 100 Trust	40,200	$980	$1,046
Semiconductor HOLDRs Trust	41,100	910	1,041

		$1,890	$2,087

36     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 RCM International Growth Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Australia 4.1%
Amcor Ltd.	210,425	$1,006
National Australia Bank Ltd.	46,072	824
The News Corporation Ltd.	95,200	615
Westpac Banking Corp. Ltd.	70,275	544

		2,989

Bermuda 1.0%
Accenture Ltd. (a)	40,950	737

Brazil 0.7%
Companhia Vale do Rio Doce SP - ADR (a)	17,875	516

Canada 1.3%
EnCana Corp.	18,075	558
Loblaw Cos., Ltd.	11,250	381

		939

China 3.5%
Cathay Pacific Airways Ltd.	403,000	550
China Mobile (Hong Kong) Ltd. (a)	147,000	351
CNOOC Ltd.	1,031,500	1,349
Sun Hung Kai Properties	60,000	355

		2,605

Finland 1.7%
Nokia Corp. (a)	76,480	1,216

France 11.3%
Aventis S.A. (a)	15,877	863
Axa (a)	41,050	551
BNP Paribas S.A.	24,008	978
Carrefour S.A.	4,800	214
Essilor International S.A. (a)	20,900	861
Lafarge S.A.	5,163	389
L’Oreal S.A. (a)	14,850	1,131
Pernod Ricard (a)	5,950	576
Sanofi-Synthelabo S.A. (a)	12,300	752
TotalFinaElf S.A. (a)	10,200	1,457
Vinci (a)	9,625	542

		8,314

Germany 6.4%
Adidas-Salomon AG (a)	9,975	861
Altana AG (a)	19,425	887
Bayerische Motoren Werke AG (a)	22,325	677
Porsche AG	960	399
SAP AG (a)	8,825	699
Schering AG (a)	26,650	1,159

		4,682

Greece 0.8%
Greek Organization of Football Prognostics	57,300	604

Ireland 0.5%
CRH PLC	29,137	359

Israel 1.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	31,975	1,235

Italy 5.2%
Eni SpA (a)	149,625	2,379
Telecom Italia Mobile SpA	143,428	655
Telecom Italia SpA	58,759	446
Telecom Italia SpA - RNC	71,600	361

		3,841

Japan 19.0%
Bridgestone Corp.	56,000	694
Credit Saison Co. Ltd.	21,100	360
Fuji Photo Film Co.	31,000	1,011
Honda Motor Co. Ltd.	6,300	233
KDDI Corp.	181	587
Kyocera Corp. (a)	13,000	757
Mabuchi Motor Co. Ltd.	8,200	755
Marui Co. Ltd.	55,400	542
Millea Holdings, Inc. (a)	46	331
Murata Manufacturing Co. Ltd.	3,100	121
Nippon Unipac Holding	140	608
Nomura Holdings, Inc. (a)	52,000	585
NTT DoCoMo, Inc.	180	332
Orix Corp.	3,400	219
Ricoh Co. Ltd.	46,000	755
Secom	8,500	291
Shin-Etsu Chemical Co., Ltd.	23,500	770
Shiseido Co. Ltd.	46,000	598
SMC Corp.	6,500	610
Sony Corp.	23,300	974
Tokyo Broadcasting System, Inc.	58,000	729
Toppan Printing Co. Ltd.	99,000	745
Toyota Motor Corp.	49,500	1,331

		13,938

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	11,700	374

Netherlands 2.8%
ING Groep NV	40,745	690
Koninklijke KPN NV (a)	86,125	560
Unilever NV	13,160	809

		2,059

Portugal 0.1%
Portugal Telecom S.A. (a)	13,490	93

Singapore 0.5%
DBS Group Holdings Ltd.	64,000	406

South Korea 2.8%
Kookmin Bank (a)	990	35
KT Corp.	2,000	85
KT Corp. SP - ADR	13,350	288
POSCO	5,000	124
Samsung Display Devices Co.	5,610	324
Samsung Electronics Co., Ltd. (a)	4,575	1,211

		2,067

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	34,139	327
Banco Popular Espanol S.A. (a)	15,075	616
Inditex	27,525	650
Telefonica S.A. (a)	62,325	558

		2,151

Switzerland 8.8%
Adecco S.A. (a)	9,125	358
Credit Suisse Group	16,625	361
Nestle S.A. (a)	7,900	1,674
Novartis AG (a)	50,475	1,842
STMicroelectronics NV	90	2
STMicroelectronics NV - NY (a)	1,486	29
Swisscom AG	1,428	414
UBS AG (a)	36,300	1,764

		6,444

United Kingdom 21.3%
AstraZeneca PLC	12,377	442
AstraZeneca PLC SP - ADR (a)	1,426	50
Barclays PLC	72,400	449
BHP Billiton PLC	144,747	773
BP PLC	251,450	1,728
British Sky Broadcasting Group PLC (a)	16,400	169
Compass Group PLC (a)	50,000	266
Diageo PLC	83,800	911
Dixons Group PLC	168,284	393
GlaxoSmithKline PLC	65,165	1,250
HSBC Holdings PLC	102,900	1,137
Man Group PLC	56,075	801
Rank Group PLC	185,200	795
Reckitt Benckiser PLC	135,025	2,619
Rio Tinto PLC	31,000	619
Royal Bank of Scotland Group PLC	46,050	1,103
Tesco PLC	233,625	730
Vodafone Group PLC	759,114	1,384

		15,619

Total Investments 96.9% (Cost $78,797)		$71,188
Other Assets and Liabilities (Net) 3.1%		2,257

Net Assets 100.0%		$73,445

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  37

PIMCO Schedule of Investments A, B, and C Classes
 RCM Large-Cap Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.4%
Aerospace 3.7%
General Dynamics Corp.	73,350	$5,822
Lockheed Martin Corp.	7,700	445
United Technologies Corp.	77,450	4,797

		11,064

Capital Goods 3.3%
3M Co.	14,800	1,825
General Electric Co.	322,500	7,853

		9,678

Communications 2.0%
SBC Communications, Inc.	96,800	2,624
Vodafone Group PLC SP - ADR	180,600	3,272

		5,896

Consumer Discretionary 7.8%
Costco Wholesale Corp. (a)	49,400	1,386
Electronic Arts, Inc. (a)	56,150	2,795
Kohl’s Corp. (a)	23,450	1,312
Lowe’s Cos., Inc.	37,150	1,393
Mattel, Inc.	82,100	1,572
Nike, Inc.	21,050	936
Starbucks Corp. (a)	126,400	2,576
The Home Depot, Inc.	57,700	1,383
Wal-Mart Stores, Inc.	193,625	9,780

		23,133

Consumer Services 1.2%
Viacom, Inc. (a)	85,350	3,479

Consumer Staples 18.2%
Anheuser-Busch Cos., Inc.	214,200	10,367
Coca-Cola Co.	83,000	3,637
Colgate-Palmolive Co.	141,675	7,428
Gillette Co.	59,850	1,817
Kraft Foods, Inc. (a)	130,525	5,081
PepsiCo, Inc.	241,400	10,192
Procter & Gamble Co.	54,550	4,688
SYSCO Corp.	189,300	5,639
Walgreen Co.	161,700	4,720

		53,569

Energy 6.9%
Anadarko Petroleum Corp.	57,925	2,775
Baker Hughes, Inc.	153,375	4,937
BP PLC SP - ADR	77,500	3,150
ChevronTexaco Corp.	33,600	2,234
Exxon Mobil Corp.	101,000	3,529
Noble Corp. (a)	66,600	2,341
Schlumberger Ltd.	35,000	1,473

		20,439

Financial & Business Services 14.0%
Accenture Ltd. (a)	105,300	1,894
American International Group, Inc.	122,100	7,063
Automatic Data Processing, Inc.	60,675	2,382
Citigroup, Inc.	158,950	5,593
Fannie Mae	146,100	9,399
Fifth Third Bancorp.	38,500	2,254
Franklin Resources, Inc.	64,200	2,188
Marsh & McLennan Cos., Inc.	103,700	4,792
Merrill Lynch & Co.	46,500	1,765
Wells Fargo & Co.	85,000	3,984

		41,314

Healthcare 25.1%
Abbott Laboratories	45,400	1,816
AmerisourceBergen Corp.	22,600	1,227
Amgen, Inc. (a)	117,625	5,686
Baxter International, Inc.	26,800	750
Cardinal Health, Inc.	92,550	5,478
Genentech, Inc. (a)	46,950	1,557
IDEC Pharmaceuticals Corp. (a)	9,050	300
Johnson & Johnson	157,375	8,453
MedImmune, Inc. (a)	49,100	1,334
Medtronic, Inc.	72,100	3,288
Pfizer, Inc.	507,025	15,500
Pharmacia Corp.	233,700	9,769
Schering-Plough Corp.	130,900	2,906
Teva Pharmaceutical Industries Ltd. SP - ADR	105,600	$4,077
WellPoint Health Networks, Inc. (a)	19,300	1,373
Wyeth	278,800	10,427

		73,941

Technology 11.6%
Cisco Systems, Inc. (a)	185,575	2,431
Dell Computer Corp. (a)	155,675	4,163
IBM Corp.	34,550	2,678
Intel Corp.	169,125	2,633
Maxim Integrated Products, Inc.	52,000	1,718
Microsoft Corp. (a)	297,225	15,367
Oracle Corp. (a)	135,300	1,461
QUALCOMM, Inc. (a)	70,325	2,559
VERITAS Software Corp. (a)	76,700	1,198

		34,208

Transportation 1.6%
United Parcel Service, Inc.	74,550	4,703

Total Common Stocks (Cost $317,710)		281,424

SHORT-TERM INSTRUMENTS 3.9%
	Principal Amount (000s)

Repurchase Agreement 3.9%
State Street Bank
1.050% due 01/02/2003	$11,414	11,414
(Dated 12/31/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at $11,643. Repurchase proceeds are $11,414.)

Total Short-Term Instruments (Cost $11,414)		11,414

Total Investments 99.3% (Cost $329,124)		$292,838
Other Assets and Liabilities (Net) 0.7%		2,078

Net Assets 100.0%		$294,916

Notes to Schedule of Investments:

(a) Non-income producing security.

38     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 RCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Aerospace 1.6%
Alliant Techsystems, Inc. (a)	49,030	$3,057

Capital Goods 7.5%
American Standard Cos., Inc. (a)	33,000	2,348
Danaher Corp.	57,600	3,784
Monsanto Co.	134,500	2,589
SPX Corp. (a)	63,500	2,377
Weatherford International, Inc. (a)	78,500	3,134

		14,232

Communications 2.8%
CenturyTel, Inc.	15,000	441
Cox Radio, Inc. (a)	81,500	1,859
Entercom Communications Corp. (a)	55,000	2,581
Overture Services, Inc. (a)	14,780	404

		5,285

Consumer Discretionary 12.9%
AdvancePCS (a)	110,800	2,461
Bed, Bath & Beyond, Inc. (a)	15,800	546
CDW Computer Centers, Inc. (a)	10,390	456
Coach, Inc. (a)	70,900	2,334
Dollar Tree Stores, Inc. (a)	117,600	2,889
Electronic Arts, Inc. (a)	30,700	1,528
Family Dollar Stores, Inc.	24,000	749
Linens `n Things, Inc. (a)	93,300	2,109
Mattel, Inc.	184,400	3,531
Outback Steakhouse, Inc.	77,400	2,666
Starbucks Corp. (a)	93,700	1,910
TJX Companies., Inc.	93,500	1,825
Williams-Sonoma, Inc. (a)	57,400	1,556

		24,560

Consumer Services 4.9%
BearingPoint, Inc.	93,800	647
Career Education Corp. (a)	57,700	2,308
Hilton Hotels Corp.	200,500	2,548
Manpower, Inc.	21,900	699
Starwood Hotels & Resorts Worldwide, Inc.	121,500	2,884
Univision Communications, Inc. ‘A’ (a)	15,000	367

		9,453

Consumer Staples 4.3%
Coca-Cola Enterprises, Inc.	155,300	3,373
Dean Foods Co. (a)	87,400	3,243
Hershey Foods Corp.	22,300	1,504

		8,120

Energy 10.0%
Anadarko Petroleum Corp.	55,000	2,634
BJ Services Co. (a)	61,200	1,977
EOG Resources, Inc.	80,200	3,202
Nabors Industries Ltd. (a)	92,300	3,255
Noble Corp. (a)	60,500	2,127
Patterson-UTI Energy, Inc. (a)	50,000	1,508
Smith International, Inc. (a)	62,400	2,035
XTO Energy, Inc.	96,300	2,379

		19,117

Financial & Business Services 12.8%
ARAMARK Corp. ‘B’ (a)	104,150	2,447
Charter One Financial, Inc.	81,500	2,341
City National Corp.	36,200	1,592
Concord EFS, Inc. (a)	35,000	551
Federated Investors, Inc.	29,400	746
Fiserv, Inc. (a)	86,200	2,926
Franklin Resources, Inc.	41,700	1,421
Investors Financial Services Corp.	20,600	564
Lamar Advertising Co. (a)	85,300	2,869
Perot Systems Corp. (a)	161,500	1,731
Platinum Underwriters Holdings, Ltd. (a)	12,600	332
SLM Corp.	7,000	727
SouthTrust Corp.	12,700	316
TCF Financial Corp.	48,900	2,136
W.R. Berkley Corp.	7,000	277
Willis Group Holdings Ltd. (a)	122,000	3,498

		24,474

Healthcare 23.1%
Aetna, Inc.	47,000	1,933
Allergan, Inc.	8,000	461
AmerisourceBergen Corp.	70,000	3,802
Anthem, Inc. (a)	51,400	3,233
Biogen, Inc. (a)	9,600	385
Biomet, Inc.	16,600	$476
Boston Scientific Corp. (a)	65,300	2,777
Cephalon, Inc. (a)	17,500	852
Genzyme Corp. (a)	56,700	1,677
Gilead Sciences, Inc. (a)	52,000	1,768
ICOS Corp. (a)	9,500	222
IDEC Pharmaceuticals Corp. (a)	52,300	1,735
King Pharmaceuticals, Inc. (a)	68,700	1,181
MedImmune, Inc. (a)	70,800	1,924
Quest Diagnostics, Inc. (a)	12,200	694
St. Jude Medical, Inc. (a)	101,000	4,012
Stryker Corp.	22,000	1,477
Teva Pharmaceutical Industries Ltd. SP - ADR	53,000	2,046
Triad Hospitals, Inc. (a)	93,000	2,774
Universal Health Services, Inc. ‘B’ (a)	77,000	3,473
Varian Medical Systems, Inc. (a)	24,100	1,195
WellPoint Health Networks, Inc. (a)	52,400	3,729
Zimmer Holdings, Inc. (a)	56,300	2,338

		44,164

Materials & Processing 0.2%
Pactiv Corp. (a)	15,000	328

Technology 16.9%
Affiliated Computer Services, Inc. ‘A’ (a)	64,060	3,373
BEA Systems, Inc. (a)	191,500	2,196
Computer Sciences Corp. (a)	9,270	319
Emulex Corp. (a)	67,200	1,247
Foundry Networks, Inc. (a)	164,750	1,160
Infosys Technologies Ltd. SP - ADR	3,620	252
Integrated Circuit Systems, Inc. (a)	52,870	965
Intersil Corp. (a)	84,830	1,183
Intuit, Inc. (a)	40,860	1,917
Jabil Circuit, Inc. (a)	25,940	465
Marvell Technology Group Ltd. (a)	16,420	310
Mercury Interactive Corp. (a)	52,010	1,539
Microchip Technology, Inc.	63,250	1,546
Molex, Inc.	62,760	1,249
Network Appliance, Inc. (a)	35,800	358
Network Associates, Inc. (a)	40,500	652
PeopleSoft, Inc. (a)	118,150	2,163
QLogic Corp. (a)	11,310	390
Semtech Corp. (a)	32,600	356
SunGard Data Systems, Inc. (a)	62,400	1,470
Symantec Corp. (a)	53,970	2,183
The BISYS Group, Inc. (a)	184,500	2,934
THQ, Inc. (a)	79,500	1,053
UTStarcom, Inc. (a)	108,440	2,150
VERITAS Software Corp. (a)	30,600	478
Xilinx, Inc. (a)	19,500	400

		32,308

Transportation 0.6%
Swift Transportation Co., Inc. (a)	56,500	1,131

Total Common Stocks (Cost $192,158)		186,229

SHORT-TERM INSTRUMENTS 2.3%
	Principal Amount (000s)

Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$4,517	$4,517
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $4,612. Repurchase proceeds are $4,517.)

Total Short-Term Instruments (Cost $4,517)		4,517

Total Investments 99.9% (Cost $196,675)		$190,746
Other Assets and Liabilities (Net) 0.1%		116

Net Assets 100.0%		$190,862

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     39

PIMCO Schedule of Investments A, B, and C Classes
 RCM Tax-Managed Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.3%
United Technologies Corp.	2,725	$169

Capital Goods 2.8%
General Electric Co.	8,200	200

Communications 1.8%
Nokia Oyj SP - ADR (a)	3,500	54
Vodafone Group PLC SP- ADR	4,000	73

		127

Consumer Discretionary 3.8%
Costco Wholesale Corp. (a)	2,250	63
Harley-Davidson, Inc.	2,500	116
Starbucks Corp. (a)	1,850	38
The Home Depot, Inc.	2,500	60

		277

Consumer Services 1.5%
Viacom, Inc. (a)	2,600	106

Consumer Staples 17.4%
Anheuser-Busch Cos., Inc.	4,700	227
Colgate-Palmolive Co.	5,000	262
PepsiCo, Inc.	5,100	215
SYSCO Corp.	9,500	283
Walgreen Co.	9,175	268

		1,255

Energy 8.0%
Baker Hughes, Inc.	4,200	135
BJ Services Co. (a)	6,300	204
BP PLC SP - ADR	5,900	240

		579

Financial & Business Services 16.8%
Accenture Ltd. (a)	8,300	149
American International Group, Inc.	1,800	104
Automatic Data Processing, Inc.	4,900	192
Federated Investors, Inc.	9,000	228
Freddie Mac	2,950	174
Merrill Lynch & Co.	2,000	76
North Fork Bancorp., Inc.	3,300	111
Willis Group Holdings Ltd. (a)	6,100	175

		1,209

Healthcare 23.3%
Amgen, Inc. (a)	2,800	135
Baxter International, Inc.	4,000	112
Genentech, Inc. (a)	1,050	35
International Flavors & Fragrances	6,200	218
Johnson & Johnson	3,000	161
Medtronic, Inc.	2,300	105
Pfizer, Inc.	5,500	168
Pharmacia Corp.	6,500	272
Teva Pharmaceutical Industries Ltd. SP - ADR	6,000	232
Wyeth	6,550	245

		1,683

Technology 10.0%
Cisco Systems, Inc. (a)	6,000	79
Dell Computer Corp. (a)	2,700	72
Gentex Corp. (a)	3,500	111
Intel Corp.	5,200	81
Microsoft Corp. (a)	6,700	346
VERITAS Software Corp. (a)	2,300	36

		725

Transportation 1.5%
United Parcel Service, Inc.	1,700	107

Total Common Stocks (Cost $6,380)		6,437

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 10.5%
Repurchase Agreement 10.5%
State Street Bank
1.050% due 01/02/2003	$755	$755
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 0.000% due 03/28/2003 valued at $771. Repurchase proceeds are $755.)

Total Short-Term Instruments (Cost $755)		755

Total Investments 99.7% (Cost $7,135)		$7,192
Other Assets and Liabilities (Net) 0.3%		19

Net Assets 100.0%		$7,211

Notes to Schedule of Investments:

(a) Non-income producing security.

40     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

(This Page Intentionally Left Blank)

12.31.02 | PIMCO Funds Semi-Annual Report     41

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

RCM Biotechnology Fund
Class A
12/31/2002+	$15.97	$(0.12	)(a)	$0.61	(a)	$0.49

02/05/2002 - 06/30/2002	23.47	(0.11	)(a)	(7.39	)(a)	(7.50)

Class B
12/31/2002+	15.92	(0.18	)(a)	0.60	(a)	0.42

02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)

Class C
12/31/2002+	15.92	(0.18	)(a)	0.60	(a)	0.42

02/05/2002 - 06/30/2002	23.47	(0.15	)(a)	(7.40	)(a)	(7.55)

RCM Emerging Markets Fund
Class A
12/31/2002+	$10.14	$(0.06	)(a)	$(0.66	)(a)	$(0.72)

02/05/2002 - 06/30/2002	10.34	0.04	(a)	(0.24	)(a)	(0.20)

Class B
12/31/2002+	10.11	(0.09	)(a)	(0.68	)(a)	(0.77)

02/05/2002 - 06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)	(0.23)

Class C
12/31/2002+	10.11	(0.10	)(a)	(0.67	)(a)	(0.77)

02/05/2002 - 06/30/2002	10.34	(0.01	)(a)	(0.22	)(a)	(0.23)

RCM Europe Fund
Class A
12/31/2002+	$7.26	$(0.05	)(a)	$(1.13	)(a)	$(1.18)

02/05/2002 - 06/30/2002	7.34	(0.05	)(a)	(0.03	)(a)	(0.08)

Class B
12/31/2002+	7.23	(0.05	)(a)	(1.08	)(a)	(1.13)

02/05/2002 - 06/30/2002	7.34	(0.02	)(a)	(0.09	)(a)	(0.11)

Class C
12/31/2002+	7.23	(0.06	)(a)	(1.07	)(a)	(1.13)

02/05/2002 - 06/30/2002	7.34	(0.01	)(a)	(0.10	)(a)	(0.11)

RCM Global Equity Fund
Class A
12/31/2002+	$6.48	$(0.01	)(a)	$(1.23	)(a)	$(1.24)

02/05/2002 - 06/30/2002	6.92	(0.02	)(a)	(0.42	)(a)	(0.44)

Class B
12/31/2002+	6.46	(0.03	)(a)	(1.22	)(a)	(1.25)

02/05/2002 - 06/30/2002	6.92	(0.04	)(a)	(0.42	)(a)	(0.46)

Class C
12/31/2002+	6.46	(0.04	)(a)	(1.20	)(a)	(1.24)

02/05/2002 - 06/30/2002	6.92	(0.03	)(a)	(0.43	)(a)	(0.46)

RCM Global Healthcare Fund
Class A
12/31/2002+	$16.24	$(0.08	)(a)	$(1.11	)(a)	$(1.19)

02/05/2002 - 06/30/2002	19.17	(0.07	)(a)	(2.86	)(a)	(2.93)

Class B
12/31/2002+	16.19	(0.14	)(a)	(1.09	)(a)	(1.23)

02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.86	)(a)	(2.98)

Class C
12/31/2002+	16.20	(0.14	)(a)	(1.10	)(a)	(1.24)

02/05/2002 - 06/30/2002	19.17	(0.12	)(a)	(2.85	)(a)	(2.97)

+ Unaudited
* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.95%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.70%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.75%.
(e) Ratio of expenses to average net assets excluding interest expense is 2.50%.

42     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Biotechnology Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$16.46	3.07%	$1,331	1.61%	(f)*	(1.49	)%*	64%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	15.97	(31.96)	484	1.60	*	(1.42	)*	76

Class B
12/31/2002+	0.00	0.00	0.00	16.34	2.64	675	2.36	(g)*	(2.27	)*	64

02/05/2002 - 06/30/2002	0.00	0.00	0.00	15.92	(32.17)	328	2.35	*	(2.13	)*	76

Class C
12/31/2002+	0.00	0.00	0.00	16.34	2.64	692	2.36	(g)*	(2.24	)*	64

02/05/2002 - 06/30/2002	0.00	0.00	0.00	15.92	(32.17)	448	2.35	*	(2.13	)*	76

RCM Emerging Markets Fund
Class A
12/31/2002+	$(0.16)	$0.00	$(0.16)	$9.26	(7.13)%	$806	2.28	%(h)*	(1.37%	)*	60%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.14	(1.93)	118	2.02	(b)*	0.92	*	136

Class B
12/31/2002+	(0.10)	0.00	(0.10)	9.24	(7.62)	133	2.98	(i)*	(2.00	)*	60

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.11	(2.22)	94	2.70	(c)*	(0.21	)*	136

Class C
12/31/2002+	(0.10)	0.00	(0.10)	9.24	(7.64)	430	3.00	(i)*	(2.01	)*	60

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.11	(2.22)	438	2.76	(c)*	(0.08	)*	136

RCM Europe Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$6.08	(16.25)%	$913	1.98	%(d)*	(1.34	)%*	109%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	7.26	(1.09)	71	5.27	(d)*	(1.69	)*	215

Class B
12/31/2002+	0.00	0.00	0.00	6.10	(15.63)	69	2.71	(j)*	(1.00	)*	109

02/05/2002 - 06/30/2002	0.00	0.00	0.00	7.23	(1.50)	15	3.27	(e)*	(0.51	)*	215

Class C
12/31/2002+	0.00	0.00	0.00	6.10	(15.63)	34	2.73	(j)*	(3.30	)*	109

02/05/2002 - 06/30/2002	0.00	0.00	0.00	7.23	(1.50)	25	3.53	(e)*	(0.48	)*	215

RCM Global Equity Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$5.24	(19.14)%	$125	1.72	%(k)*	(0.53	)%*	192%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	6.48	(6.36)	102	1.70	*	(0.56	)*	323

Class B
12/31/2002+	0.00	0.00	0.00	5.21	(19.35)	77	2.48	(l)*	(1.16	)*	192

02/05/2002 - 06/30/2002	0.00	0.00	0.00	6.46	(6.65)	9	2.45	*	(1.40	)*	323

Class C
12/31/2002+	0.00	0.00	0.00	5.22	(19.19)	89	2.48	(l)*	(1.32	)*	192

02/05/2002 - 06/30/2002	0.00	0.00	0.00	6.46	(6.65)	50	2.45	*	(1.08	)*	323

RCM Global Healthcare Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$15.05	(7.33)%	$1,602	1.61	%(f)*	(1.05	)%*	74%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	16.24	(15.28)	730	1.60	*	(1.06	)*	145

Class B
12/31/2002+	0.00	0.00	0.00	14.96	(7.60)	1,623	2.36	(g)*	(1.80	)*	74

02/05/2002 - 06/30/2002	0.00	0.00	0.00	16.19	(15.54)	849	2.35	*	(1.75	)*	145

Class C
12/31/2002+	0.00	0.00	0.00	14.96	(7.65)	1,591	2.36	(g)*	(1.79	)*	74

02/05/2002 - 06/30/2002	0.00	0.00	0.00	16.20	(15.49)	922	2.35	*	(1.78	)*	145

(f) Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.
(g) Ratio of expenses to average net assets excluding trustees’ expense is 2.35%.
(h) Ratio of expenses to average net assets excluding trustees’, tax, and interest expense is 1.95%.
(i) Ratio of expenses to average net assets excluding trustees’, tax, and interest expense is 2.70%.
(j) Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.50%.
(k) Ratio of expenses to average net assets excluding interest expense is 1.70%.
(l) Ratio of expenses to average net assets excluding interest expense is 2.45%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     43

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

RCM Global Small-Cap Fund
Class A
12/31/2002+	$13.24	$(0.07	)(a)	$(1.73	)(a)	$(1.80)

02/05/2002 - 06/30/2002	13.10	(0.03	)(a)	0.17	(a)	0.14

Class B
12/31/2002+	13.20	(0.12	)(a)	(1.66	)(a)	(1.78)

02/05/2002 - 06/30/2002	13.10	(0.06	)(a)	0.16	(a)	0.10

Class C
12/31/2002+	13.19	(0.12	)(a)	(1.66	)(a)	(1.78)

02/05/2002 - 06/30/2002	13.10	(0.07	)(a)	0.16	(a)	0.09

RCM Global Technology Fund
Class A
12/31/2002+	$20.66	$(0.13	)(a)	$(2.38	)(a)	$(2.51)

02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)

Class B
12/31/2002+	20.59	(0.20	)(a)	(2.37	)(a)	(2.57)

02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)

Class C
12/31/2002+	20.60	(0.20	)(a)	(2.38	)(a)	(2.58)

02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)

RCM International Growth Equity Fund
Class A
12/31/2002+	$8.33	$(0.01	)(a)	$(1.29	)(a)	$(1.30)

02/05/2002 - 06/30/2002	8.32	0.04	(a)	(0.03	)(a)	0.01

Class B
12/31/2002+	8.30	(0.03	)(a)	(1.28	)(a)	(1.31)

02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)

Class C
12/31/2002+	8.30	(0.03	)(a)	(1.28	)(a)	(1.31)

02/05/2002 - 06/30/2002	8.32	0.01	(a)	(0.03	)(a)	(0.02)

RCM Large-Cap Growth Fund
Class A
12/31/2002+	$10.94	$0.00	(a)	$(0.84	)(a)	$(0.84)

02/05/2002 - 06/30/2002	12.30	0.00	(a)	(1.36	)(a)	(1.36)

Class B
12/31/2002+	10.91	(0.04	)(a)	(0.83	)(a)	(0.87)

02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.35	)(a)	(1.39)

Class C
12/31/2002+	10.90	(0.05	)(a)	(0.81	)(a)	(0.86)

02/05/2002 - 06/30/2002	12.30	(0.04	)(a)	(1.36	)(a)	(1.40)

RCM Mid-Cap Fund
Class A
12/31/2002+	$1.99	$(0.01	)(a)	$(0.16	)(a)	$(0.17)

02/05/2002 - 06/30/2002	2.28	(0.01	)(a)	(0.28	)(a)	(0.29)

Class B
12/31/2002+	2.00	(0.01	)(a)	(0.17	)(a)	(0.18)

02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)

Class C
12/31/2002+	2.00	(0.01	)(a)	(0.17	)(a)	(0.18)

02/05/2002 - 06/30/2002	2.28	(0.02	)(a)	(0.26	)(a)	(0.28)

+ Unaudited
* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.85%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.60%.
(d) Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 1.45%
(e) Ratio of expenses to average net assets excluding interest and non-recurring charge expense is 2.20%.
(f) Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.50%.
(g) Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.

44     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

RCM Global Small-Cap Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$11.44	(13.59)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	13.24	1.07

Class B
12/31/2002+	0.00	0.00	0.00	11.42	(13.48)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	13.20	0.76

Class C
12/31/2002+	0.00	0.00	0.00	11.41	(13.50)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	13.19	0.69

RCM Global Technology Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$18.15	(12.15)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	20.66	(24.60)

Class B
12/31/2002+	0.00	0.00	0.00	18.02	(12.48)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	20.59	(24.85)

Class C
12/31/2002+	0.00	0.00	0.00	18.02	(12.52)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	20.60	(24.82)

RCM International Growth Equity Fund
Class A
12/31/2002+	$(0.06)	$0.00	$(0.06)	$6.97	(15.61)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	8.33	0.12

Class B
12/31/2002+	(0.03)	0.00	(0.03)	6.96	(15.82)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	8.30	(0.24)

Class C
12/31/2002+	(0.03)	0.00	(0.03)	6.96	(15.81)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	8.30	(0.24)

RCM Large-Cap Growth Fund
Class A
12/31/2002+	$(0.04)	$0.00	$(0.04)	$10.06	(7.66)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.94	(11.06)

Class B
12/31/2002+	(0.02)	0.00	(0.02)	10.02	(8.00)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.91	(11.30)

Class C
12/31/2002+	0.00	0.00	0.00	10.04	(7.88)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	10.90	(11.38)

RCM Mid-Cap Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$1.82	(8.54)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	1.99	(12.72)

Class B
12/31/2002+	0.00	0.00	0.00	1.82	(9.00)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	2.00	(12.28)

Class C
12/31/2002+	0.00	0.00	0.00	1.82	(9.00)

02/05/2002 - 06/30/2002	0.00	0.00	0.00	2.00	(12.28)

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Global Small-Cap Fund
Class A
12/31/2002+	$371	1.86	%(g)*	(1.27	)%*	89%

02/05/2002 - 06/30/2002	179	1.87	(b)*	(0.48	)*	326

Class B
12/31/2002+	199	2.62	(h)*	(1.98	)*	89

02/05/2002 - 06/30/2002	53	2.62	(c)*	(1.13	)*	326

Class C
12/31/2002+	709	2.63	(h)*	(1.96	)*	89

02/05/2002 - 06/30/2002	419	2.63	(c)*	(1.28	)*	326

RCM Global Technology Fund
Class A
12/31/2002+	$14,908	1.76	%(i)*	(1.36	)%*	130%

02/05/2002 - 06/30/2002	710	1.75	*	(1.45	)*	343

Class B
12/31/2002+	490	2.52	(f)*	(2.17	)*	130

02/05/2002 - 06/30/2002	146	2.50	*	(2.18	)*	343

Class C
12/31/2002+	1,007	2.51	(j)*	(2.15	)*	130

02/05/2002 - 06/30/2002	298	2.50	*	(2.15	)*	343

RCM International Growth Equity Fund
Class A
12/31/2002+	$7,839	1.57	%(k)*	(0.20	)%*	26%

02/05/2002 - 06/30/2002	6,283	1.76	(d)*	1.08	*	261

Class B
12/31/2002+	3,259	2.32	(l)*	(0.87	)*	26

02/05/2002 - 06/30/2002	4,245	2.49	(e)*	0.27	*	261

Class C
12/31/2002+	30,352	2.32	(l)*	(0.87	)*	26

02/05/2002 - 06/30/2002	37,463	2.49	(e)*	0.27	*	261

RCM Large-Cap Growth Fund
Class A
12/31/2002+	$5,603	1.21	%(m)*	0.01	%*	11%

02/05/2002 - 06/30/2002	681	1.20	*	(0.01	)*	36

Class B
12/31/2002+	1,376	1.96	(n)*	(0.75	)*	11

02/05/2002 - 06/30/2002	161	1.95	*	(0.91	)*	36

Class C
12/31/2002+	1,087	1.96	(n)*	(0.92	)*	11

02/05/2002 - 06/30/2002	105	1.95	*	(0.92	)*	36

RCM Mid-Cap Fund
Class A
12/31/2002+	$777	1.24	%(o)*	(0.64	)%*	65%

02/05/2002 - 06/30/2002	124	1.22	*	(1.01	)*	142

Class B
12/31/2002+	212	2.00	(p)*	(1.44	)*	65

02/05/2002 - 06/30/2002	9	1.97	*	(1.81	)*	142

Class C
12/31/2002+	456	2.00	(p)*	(1.48	)*	65

02/05/2002 - 06/30/2002	40	1.97	*	(1.80	)*	142

(h Ratio of expenses to average net assets excluding trustees’ expense is 2.60%.
(i) Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(j) Ratio of expenses to average net assets excluding trustees’ expense is 2.50%.
(k) atio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(l) Ratio of expenses to average net assets excluding trustees’ and interest expense is 2.20%.
(m) Ratio of expenses to average net assets excluding trustees’ expense is 1.20%.
(n) Ratio of expenses to average net assets excluding trustees’ expense is 1.95%.
(o) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.22%.
(p) Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.97%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     45

PIMCO Financial Highlights A, B, and C Classes (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

RCM Tax-Managed Growth Fund
Class A
12/31/2002+	$9.44	$(0.01)	(a)	$(0.65)	(a)	$(0.66)

02/05/2002 - 06/30/2002	10.36	(0.01)	(a)	(0.91)	(a)	(0.92)

Class B
12/31/2002+	9.42	(0.03)	(a)	(0.67)	(a)	(0.70)

02/05/2002 - 06/30/2002	10.36	(0.04)	(a)	(0.90)	(a)	(0.94)

Class C
12/31/2002+	9.42	(0.03)	(a)	(0.67)	(a)	(0.70)

02/05/2002 - 06/30/2002	10.36	(0.04)	(a)	(0.90)	(a)	(0.94)

+ Unaudited
* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

46     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Tax-Managed Growth Fund
Class A
12/31/2002+	$0.00	$0.00	$0.00	$8.78	(6.99)%	$550	1.36	%(b)*	(0.14	)*%	60%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	9.44	(8.88)	262	1.35	*	(0.31	)*	68

Class B
12/31/2002+	0.00	0.00	0.00	8.72	(7.43)	700	2.11	(c)*	(0.67	)*	60

02/05/2002 - 06/30/2002	0.00	0.00	0.00	9.42	(9.07)	14	2.10	*	(0.92	)*	68

Class C
12/31/2002+	0.00	0.00	0.00	8.72	(7.43)	383	2.09	(c)*	(0.75	)*	60

02/05/2002 - 06/30/2002	0.00	0.00	0.00	9.42	(9.07)	9	2.10	*	(0.92	)*	68

(b) Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c) Ratio of expenses to average net assets excluding trustees’ expense is 2.10%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     47

PIMCO Statements of Assets and Liabilities A, B, and C Classes
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Emerging Fund	RCM Europe Markets Fund	RCM Global Equity Fund

Assets:
Investments, at value	$259,947	$3,227	$24,276	$1,078

Cash	0	0	1	0

Foreign currency, at value	0	442	525	0

Receivable for investments sold	2,471	127	992	0

Unrealized appreciation on forward foreign currency contracts	0	0	3	0

Receivable for Fund shares sold	264	56	4	1

Interest and dividends receivable	21	4	43	1

	262,703	3,856	25,844	1,080

Liabilities:
Payable for investments purchased	$0	$318	$703	$60

Unrealized (depreciation) on forward foreign currency contracts	0	0	1	0

Payable for short sale	0	0	0	0

Due to Custodian	0	0	0	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	1,677	7	55	0

Accrued investment advisory fee	211	3	17	1

Accrued administration fee	106	2	12	1

Accrued distribution fee	1	0	0	0

Accrued servicing fee	59	1	4	0

Other liabilities	0	0	2	0

	2,054	331	794	62

Net Assets	$260,649	$3,525	$25,050	$1,018

Net Assets Consist of:
Paid in capital	$745,979	$6,626	$47,008	$1,709

Undistributed (overdistributed) net investment income	(2,059)	(58)	(90)	0

Accumulated undistributed net realized gain (loss)	(451,786)	(3,206)	(21,998)	(670)

Net unrealized appreciation (depreciation)	(31,485)	163	130	(21)

	$260,649	$3,525	$25,050	$1,018

Net Assets:
Class A	$1,331	$806	$913	$125

Class B	675	133	69	77

Class C	692	430	34	89

Other Classes	257,951	2,156	24,034	727

Shares Issued and Outstanding:
Class A	81	87	150	24

Class B	41	14	11	15

Class C	42	47	6	17

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$16.46	$9.26	$6.08	$5.24

Class B	16.34	9.24	6.10	5.21

Class C	16.34	9.24	6.10	5.22

Cost of Investments Owned	$291,434	$3,068	$24,167	$1,098

Cost of Foreign Currency Held	$0	$439	$511	$0

*    With respect to the Retail Classes, the redemption prices varies by the length of time the shares are held.

48    PIMCO Funds Semi-Annual Report   |    12.31.02   |   See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Assets:
Investments, at value	$138,667	$7,802	$216,532	$71,188

Cash	0	0	0	0

Foreign currency, at value	0	0	0	288

Receivable for investments sold	7,569	144	3,396	3,093

Unrealized appreciation on forward foreign currency contracts	0	0	0	0

Receivable for Fund shares sold	565	35	1,951	367

Interest and dividends receivable	57	8	72	187

	146,858	7,989	221,951	75,123

Liabilities
Payable for investments purchased	$1,268	$124	$3,876	$157

Unrealized (depreciation) on forward foreign currency contracts	0	0	0	0

Payable for short sale	0	0	1,890	0

Due to Custodian	38	0	4	877

Written options outstanding	0	0	746	0

Payable for Fund shares redeemed	1,665	19	969	531

Accrued investment advisory fee	101	7	183	34

Accrued administration fee	70	4	95	42

Accrued distribution fee	2	1	1	21

Accrued servicing fee	32	1	30	10

Other liabilities	0	0	1	6

	3,176	156	7,795	1,678

Net Assets	$143,682	$7,833	$214,156	$73,445

Net Assets Consist of:
Paid in capital	$228,895	$23,032	$845,942	$222,881

Undistributed (overdistributed) net investment income	(884)	(59)	(1,368)	64

Accumulated undistributed net realized gain (loss)	(76,903)	(15,286)	(644,253)	(141,907)

Net unrealized appreciation (depreciation)	(7,426)	146	13,835	(7,593)

	$143,682	$7,833	$214,156	$73,445

Net Assets:
Class A	$1,602	$371	$14,908	$7,839

Class B	1,623	199	490	3,259

Class C	1,591	709	1,007	30,352

Other Classes	138,866	6,554	197,751	31,995

Shares Issued and Outstanding:
Class A	106	32	821	1,123

Class B	109	17	27	468

Class C	106	62	56	4,362

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$15.05	$11.44	$18.15	$6.98

Class B	14.96	11.42	18.02	6.96

Class C	14.96	11.41	18.02	6.96

Cost of Investments Owned	$146,095	$7,657	$203,066	$78,797

Cost of Foreign Currency Held	$0	$0	$0	$286

Amounts in thousands, except per share amounts	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Assets:
Investments, at value	$292,838	$190,746	$7,192

Cash	0	1	0

Foreign currency, at value	0	0	0

Receivable for investments sold	0	1,271	94

Unrealized appreciation on forward foreign currency contracts	0	0	0

Receivable for Fund shares sold	13,824	32	52

Interest and dividends receivable	235	114	9

	306,897	192,164	7,347

Liabilities
Payable for investments purchased	$11,499	$997	$100

Unrealized (depreciation) on forward foreign currency contracts	0	0	0

Payable for short sale	0	0	0

Due to Custodian	20	0	0

Written options outstanding	0	0	0

Payable for Fund shares redeemed	259	175	27

Accrued investment advisory fee	108	79	4

Accrued administration fee	73	50	3

Accrued distribution fee	5	0	1

Accrued servicing fee	15	1	1

Other liabilities	2	0	0

	11,981	1,302	136

Net Assets	$294,916	$190,862	$7,211

Net Assets Consist of:
Paid in capital	$377,355	$616,107	$17,360

Undistributed (overdistributed) net investment income	(152)	(565)	0

Accumulated undistributed net realized gain (loss)	(46,001)	(418,748)	(10,205)

Net unrealized appreciation (depreciation)	(36,286)	(5,932)	56

	$294,916	$190,862	$7,211

Net Assets:
Class A	$5,603	$777	$550

Class B	1,376	212	700

Class C	1,087	456	383

Other Classes	286,850	189,417	5,578

Shares Issued and Outstanding:
Class A	557	426	62

Class B	137	116	80

Class C	108	251	44

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.06	$1.82	$8.78

Class B	10.02	1.82	8.72

Class C	10.04	1.82	8.72

Cost of Investments Owned	$329,124	$196,675	$7,135

Cost of Foreign Currency Held	$0	$0	$0

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     49

PIMCO Statements of Operations A, B, and C Classes

For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund

Investment Income:
Interest, net of foreign taxes	$116	$0	$26	$0

Dividends, net of foreign taxes	86	35	144	6

Total Income	202	35	170	6

Expenses:
Investment advisory fees	1,263	31	113	4

Administration fees	632	18	77	2

Distribution fees - Class B	2	0	0	0

Distribution fees - Class C	2	2	0	0

Servicing fees - Class A	1	0	1	0

Servicing fees - Class B	1	0	0	0

Servicing fees - Class C	1	1	0	1

Distribution and/or servicing fees - Other Classes	348	2	29	0

Trustees’ fees	10	0	1	0

Interest expense	1	6	39	0

Tax expense	0	2	0	0

Total Expenses	2,261	62	260	7

Net Investment Income (Loss)	(2,059)	(27)	(90)	(1)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(100,195)	(565)	(6,917)	(177)

Net realized gain (loss) on futures contracts, written options and swaps	(841)	0	0	0

Net realized gain (loss) on foreign currency transactions	633	(53)	2,332	0

Net change in unrealized appreciation (depreciation) on investments	109,479	124	560	(25)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	8	47	0

Net Gain (Loss)	9,077	(486)	(3,978)	(202)

Net Increase (Decrease) in Assets Resulting from Operations	$7,018	$(513)	$(4,068)	$(203)

50     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Investment Income:
Interest, net of foreign taxes	$44	$3	$154	$40

Dividends, net of foreign taxes	400	29	336	658

Total Income	444	32	490	698

Expenses:
Investment advisory fees	618	53	1,103	247

Administration fees	425	28	568	296

Distribution fees - Class B	4	0	1	13

Distribution fees - Class C	5	2	2	121

Servicing fees - Class A	1	1	15	8

Servicing fees - Class B	1	0	0	4

Servicing fees - Class C	2	1	1	40

Distribution and/or servicing fees - Other Classes	189	6	156	16

Trustees’ fees	6	0	8	3

Interest expense	0	0	4	51

Tax expense	0	0	0	0

Total Expenses	1,251	91	1,858	799

Net Investment Income (Loss)	(807)	(59)	(1,368)	(101)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(25,635)	(1,700)	(53,982)	(21,641)

Net realized gain (loss) on futures contracts, written options and swaps	(767)	0	4,855	0

Net realized gain (loss) on foreign currency transactions	872	274	1,157	6,543

Net change in unrealized appreciation (depreciation) on investments	13,352	(48)	15,008	(3,556)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	298	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	1	0	(121)

Net Gain (Loss)	(12,177)	(1,473)	(32,664)	(18,775)

Net Increase (Decrease) in Assets Resulting from Operations	$(12,984)	$(1,532)	$(34,032)	$(18,876)

Amounts in thousands	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Investment Income:
Interest, net of foreign taxes	$95	$42	$6

Dividends, net of foreign taxes	1,574	348	37

Total Income	1,669	390	43

Expenses:
Investment advisory fees	584	566	22

Administration fees	393	361	15

Distribution fees - Class B	3	0	1

Distribution fees - Class C	3	0	0

Servicing fees - Class A	3	0	0

Servicing fees - Class B	1	0	0

Servicing fees - Class C	1	0	0

Distribution and/or servicing fees - Other Classes	101	4	5

Trustees’ fees	9	10	0

Interest expense	0	14	0

Tax expense	0	0	0

Total Expenses	1,098	955	43

Net Investment Income (Loss)	571	(565)	0

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(11,657)	(45,469)	(521)

Net realized gain (loss) on futures contracts, written options and swaps	0	0	0

Net realized gain (loss) on foreign currency transactions	0	0	0

Net change in unrealized appreciation (depreciation) on investments	(8,941)	13,094	(7)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain (Loss)	(20,598)	(32,375)	(528)

Net Increase (Decrease) in Assets Resulting from Operations	$(20,027)	$(32,940)	$(528)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     51

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands	RCM Biotechnology Fund			RCM Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(2,059)	$(7,136)	$(4,439)	$(27)	$33	$76

Net realized (loss)	(100,403)	(272,273)	(68,870)	(618)	(1,361)	(623)

Net change in unrealized appreciation (depreciation)	109,480	(39,826)	(105,369)	132	711	(45)

Net increase (decrease) resulting from operations	7,018	(319,235)	(178,678)	(513)	(617)	(592)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	(13)	0	0

Class B	0	0	0	(1)	0	0

Class C	0	0	0	(5)	0	0

Other Classes	0	0	0	(24)	(58)	0

From net realized capital gains
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	(43)	(58)	0

Fund Share Transactions:
Receipts for shares sold
Class A	1,755	620	0	4,602	798	0

Class B	520	403	0	368	128	0

Class C	457	535	0	2,096	565	0

Other Classes	20,293	223,238	291,340	2,047	49,559	6,352

Issued as reinvestment of distributions
Class A	0	0	0	2	0	0

Class B	0	0	0	1	0	0

Class C	0	0	0	5	0	0

Other Classes	0	0	0	21	34	0

Cost of shares redeemed
Class A	(912)	(51)	0	(3,936)	(671)	0

Class B	(191)	(18)	0	(318)	(26)	0

Class C	(222)	(9)	0	(2,081)	(80)	0

Other Classes	(62,578)	(371,369)	(260,701)	(7,584)	(48,684)	(5,216)

Net increase (decrease) resulting from Fund share transactions	(40,878)	(146,651)	30,639	(4,777)	1,623	1,136

Fund Reimbursement Fee	33	0	0	2	0	0

Total Increase (Decrease) in Net Assets	(33,827)	(465,886)	(148,039)	(5,331)	948	544

Net Assets:
Beginning of period	294,476	760,362	908,401	8,856	7,908	7,364

End of period*	$260,649	$294,476	$760,362	$3,525	$8,856	$7,908
*Including net undistributed (overdistributed) investment income of:	$(2,059)	$0	$(4,452)	$(58)	$12	$31

52     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	RCM Europe Fund			RCM Global Equity Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(90)	$(314)	$(40)	$(1)	$(4)	$(1)

Net realized (loss)	(4,585)	(11,469)	(4,452)	(177)	(387)	(68)

Net change in unrealized appreciation (depreciation)	607	4,241	(9,624)	(25)	106	(143)

Net increase (decrease) resulting from operations	(4,068)	(7,542)	(14,116)	(203)	(285)	(212)

Distributions to Shareholders:
From net investment income

Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	(10)	0

From net realized capital gains
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	(202)	0	0	0	0

Total Distributions	0	(202)	0	0	(10)	0

Fund Share Transactions:
Receipts for shares sold	19,981	215	0	884	115	0

Class A	130	15	0	88	10	0

Class B	726	26	0	161	53	0

Class C	40,417	239,313	123,532	5	10	0

Other Classes

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	159	0	0	0	0

Cost of shares redeemed
Class A	(19,372)	(144)	0	(842)	0	0

Class B	(72)	0	0	(15)	0	0

Class C	(711)	0	0	(112)	0	0

Other Classes	(39,821)	(252,841)	(122,256)	0	0	0

Net increase (decrease) resulting from Fund share transactions	1,278	(13,257)	1,276	169	188	0

Fund Reimbursement Fee	175	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(2,615)	(21,001)	(12,840)	(34)	(107)	(212)

Net Assets:

Beginning of period	$27,665	$48,666	$61,506	$1,052	$1,159	$1,371

End of period*	$25,050	$27,665	$48,666	$1,018	$1,052	$1,159

*Including net undistributed (overdistributed) investment income of:	$(90)	$0	$(40)	$0	$1	$0

	RCM Global Healthcare Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(807)	$(2,020)	$(958)

Net realized (loss)	(25,530)	(33,716)	(16,759)

Net change in unrealized appreciation (depreciation)	13,353	(16,699)	(16,207)

Net increase (decrease) resulting from operations	(12,984)	(52,435)	(33,924)

Distributions to Shareholders:
From net investment income

Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	(7,044)	0

Total Distributions	0	(7,044)	0

Fund Share Transactions:
Receipts for shares sold

Class A	1,212	823	0

Class B	929	1,008	0

Class C	1,092	1,089	0

Other Classes	24,245	114,119	106,834

Issued as reinvestment of distributions
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	6,815	0

Cost of shares redeemed
Class A	(267)	(20)	0

Class B	(75)	(30)	0

Class C	(338)	(73)	0

Other Classes	(39,092)	(135,812)	(89,316)

Net increase (decrease) resulting from Fund share transactions	(12,294)	(12,081)	17,518

Fund Reimbursement Fee	17	0	0

Total Increase (Decrease) in Net Assets	(25,261)	(71,560)	(16,406)

Net Assets:

Beginning of period	$168,943	$240,503	$256,909

End of period*	$143,682	$168,943	$240,503

*Including net undistributed (overdistributed) investment income of:	$(884)	$(77)	$(958)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     53

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)

Amounts in thousands	RCM Global Small-Cap Fund			RCM Global Technology Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(59)	$(189)	$(157)	$(1,368)	$(3,763)	$(736)

Net realized (loss)	(1,426)	(1,853)	(8,348)	(47,970)	(142,215)	(265,924)

Net change in unrealized appreciation (depreciation)	(47)	(1,139)	5,301	15,306	(25,901)	(4,812)

Net increase (decrease) resulting from operations	(1,532)	(3,181)	(3,204)	(34,032)	(171,879)	(271,472)

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains

Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	8,843	224	0	25,436	975	0

Class B	186	196	0	546	178	0

Class C	681	575	0	2,790	451	0

Other Classes	316	92,508	81,284	42,855	251,861	275,700

Issued in reorganization
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(8,697)	(39)	0	(9,931)	(139)	0

Class B	(30)	(137)	0	(160)	(9)	0

Class C	(322)	(136)	0	(2,019)	(119)	0

Other Classes	(4,458)	(104,626)	(84,064)	(78,675)	(277,130)	(285,498)

Net increase (decrease) resulting from Fund share transactions	(3,481)	(11,435)	(2,780)	(19,158)	(23,932)	(9,798)

Fund Reimbursement Fee	2	0	0	31	0	0

Total Increase (Decrease) in Net Assets	(5,011)	(14,616)	(5,984)	(53,159)	(195,811)	(281,270)

Net Assets:

Beginning of period	12,844	27,460	33,444	267,315	463,126	744,396

End of period*	$7,833	$12,844	$27,460	$214,156	$267,315	$463,126

*Including net undistributed (overdistributed) investment income of:	$(59)	$0	$(156)	$(1,368)	$0	$(3,538)

54     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	RCM International Growth Equity Fund			RCM Large-Cap Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(101)	$294	$636	$571	$406	$29

Net realized (loss)	(15,098)	(60,492)	(29,760)	(11,657)	(30,523)	(2,118)

Net change in unrealized appreciation (depreciation)	(3,677)	26,511	(16,576)	(8,941)	(15,271)	(9,131)

Net increase (decrease) resulting from operations	(18,876)	(33,687)	(45,700)	(20,027)	(45,388)	(11,220)

Distributions to Shareholders:
From net investment income
Class A	(69)	0	0	(21)	0	0

Class B	(13)	0	0	(2)	0	0

Class C	(120)	0	0	0	0	0

Other Classes	(348)	(2,751)	0	(1,028)	(107)	0

From net realized capital gains
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	(3)	0

Total Distributions	(550)	(2,751)	0	(1,051)	(110)	0

Fund Share Transactions:
Receipts for shares sold
Class A	57,105	23,429	0	5,477	738	0

Class B	349	296	0	2,081	179	0

Class C	9,344	2,612	0	2,948	119	0

Other Classes	38,889	687,151	422,958	86,262	257,854	61,818

Issued in reorganization
Class A	0	5,478	0	0	0	0

Class B	0	4,614	0	0	0	0

Class C	0	41,982	0	0	0	0

Other Classes	0	24,449	0	0	0	0

Issued as reinvestment of distributions
Class A	57	0	0	20	0	0

Class B	11	0	0	2	0	0

Class C	106	0	0	0	0	0

Other Classes	284	2,463	0	981	104	0

Cost of shares redeemed
Class A	(55,188)	(22,372)	0	(405)	(12)	0

Class B	(680)	(382)	0	(747)	(9)	0

Class C	(10,691)	(4,574)	0	(1,719)	(9)	0

Other Classes	(85,844)	(782,892)	(414,557)	(28,794)	(61,130)	(17,570)

Net increase (decrease) resulting from Fund share transactions	(46,258)	(17,746)	8,401	66,106	197,834	44,248

Fund Reimbursement Fee	210	0	0	1	0	0

Total Increase (Decrease) in Net Assets	(65,474)	(54,184)	(37,299)	45,029	152,336	33,028

Net Assets:
Beginning of period	138,919	193,103	230,402	249,887	97,551	64,523

End of period*	$73,445	$138,919	$193,103	$294,916	$249,887	$97,551

*Including net undistributed (overdistributed) investment income of:	$64	$715	$864	$(152)	$328	$29

	RCM Mid-Cap Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(565)	$(2,384)	$(1,047)

Net realized (loss)	(45,469)	(169,203)	(126,475)

Net change in unrealized appreciation (depreciation)	13,094	(6,369)	(21,143)

Net increase (decrease) resulting from operations	(32,940)	(177,956)	(148,665)

Distributions to Shareholders:
From net investment income
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	711	565	0

Class B	215	10	0

Class C	567	43	0

Other Classes	24,242	98,168	52,885

Issued in reorganization
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Class A	(41)	(410)	0

Class B	(9)	0	0

Class C	(146)	0	0

Other Classes	(156,739)	(339,468)	(21,211)

Net increase (decrease) resulting from Fund share transactions	(131,200)	(241,092)	31,674

Fund Reimbursement Fee	18	0	0

Total Increase (Decrease) in Net Assets	(164,122)	(419,048)	(116,901)

Net Assets:
Beginning of period	354,984	774,032	890,933

End of period*	$190,862	$354,984	$774,032

*Including net undistributed (overdistributed) investment income of:	$(565)	$0	$(1,047)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  55

PIMCO Statements of Changes in Net Assets A, B, and C Classes (Cont.)
December 31, 2002 (Unaudited)

Amounts in thousands	RCM Tax-Managed Growth Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$0	$(23)	$(36)

Net realized (loss)	(521)	(1,425)	(4,903)

Net change in unrealized appreciation (depreciation)	(7)	(436)	1,288

Net increase (decrease) resulting from operations	(528)	(1,884)	(3,651)

Distributions to Shareholders:
From net investment income
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class A	367	275	0

Class B	709	15	0

Class C	392	10	0

Other Classes	4,444	5,533	3,860

Issued as reinvestment of distributions
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Class A	(48)	0	0

Class B	(4)	0	0

Class C	(12)	0	0

Other Classes	(5,079)	0	(22,063)

Net increase (decrease) resulting from Fund share transactions	769	(1,349)	(18,203)

Fund Reimbursement Fee	0	16	215

Total Increase (Decrease) in Net Assets	241	(3,217)	(21,639)

Net Assets:
Beginning of period	6,970	10,187	31,826

End of period*	$7,211	$6,970	$10,187

*Including net undistributed (overdistributed) investment income of:	$0	$0	$(36)

56     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Notes to Financial Statements A, B, and C Classes
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Trust. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

        Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-today investment decisions as a sub-advisor. The Board of Directors approved of a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

        Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

        Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

12.31.02 | PIMCO Funds Semi-Annual Report     57

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

December 31, 2002 (Unaudited)

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Emerging Markets Fund - $3,649; RCM Europe - $14,360; RCM Global Equity Fund - $237; RCM Global Healthcare Fund - $1,512; RCM Global Small-Cap Fund - $2,231; RCM Global Technology Fund - $12,434; RCM International Growth Equity Fund - $66,002; RCM Large-Cap Growth Fund - $8,386; RCM Mid-Cap Fund - $479; and RCM Tax-Managed Growth Fund - $520.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.  Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

        Certain Funds may also purchase put and call options.  Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Short Sales. Certain Funds have entered into short sales transactions during the fiscal year. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P., (“ADAM”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.85% for the RCM Global Equity Fund; 0.90% for RCM Biotechnology Fund; 0.95% for the RCM Global Technology

58     PIMCO Funds Semi-Annual Report | 12.31.02

Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors Fund Management provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional, and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for Class D is charged at the annual rate of 0.70% for the RCM Biotechnology Fund; 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Healthcare and RCM Global Technology Funds; 0.85% for the RCM Global Equity and RCM Global Small-Cap Funds; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds.

Redemption Fees. Effective June 10, 2002, investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate

RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds	2.00%
All other Funds	1.00%

        Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the Funds to defray certain costs and are not paid to or retained by PIMCO Advisors, the Funds’ Sub-Advisor, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

        Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $203,873 representing commissions (sales charges) and contingent deferred sales charges.

12.31.02 | PIMCO Funds Semi-Annual Report     59

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

December 31, 2002 (Unaudited)

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Europe Funds’ advisory fees and administrative fees as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D until June 30, 2003):

Fund	Institutional Class	Class D

RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Small-Cap Fund	1.02%	—
RCM Europe Fund	1.35%	1.60%

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior to February 1, 2002, each unaffiliated Trustee received an annual retainer of $30,000 (the retainer was prorated among each Fund of the Trust), plus $5,500 for each Board meeting attended in person.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

RCM Biotechnology Fund	$168,876	$207,919
RCM Emerging Markets Fund	3,563	8,744
RCM Europe Fund	30,498	30,026
RCM Global Equity Fund	1,914	1,769
RCM Global Healthcare Fund	109,096	122,831
RCM Global Small-Cap Fund	9,108	12,568
RCM Global Technology Fund	277,724	269,196
RCM International Growth Equity Fund	25,763	71,873
RCM Large-Cap Growth Fund	105,408	28,046
RCM Mid-Cap Fund	152,117	282,430
RCM Tax-Managed Growth Fund	4,626	3,861

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund

Premium

Balance at 06/30/2002	$1,721
Sales	9,661
Closing Buys	(6,806)
Expirations	(3,660)

Balance at 12/31/2002	$916

60     PIMCO Funds Semi-Annual Report | 12.31.02

6. Reorganization

The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Aquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

RCM International Growth Equity Fund	Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

7. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

RCM Biotechnology Fund	$16,965	$(48,452)	$(31,487)
RCM Emerging Markets Fund	299	(140)	159
RCM Europe Fund	1,175	(1,066)	109
RCM Global Equity Fund	24	(44)	(20)
RCM Global Healthcare Fund	5,630	(13,058)	(7,428)
RCM Global Small-Cap Fund	534	(389)	145
RCM Global Technology Fund	25,205	(11,739)	13,466
RCM International Growth Equity Fund	1,806	(9,415)	(7,609)
RCM Large-Cap Growth Fund	3,007	(39,293)	(36,286)
RCM Mid-Cap Fund	9,273	(15,202)	(5,929)
RCM Tax-Managed Growth Fund	360	(303)	57

12.31.02 | PIMCO Funds Semi-Annual Report     61

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)

December 31, 2002 (Unaudited)

8. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Biotechnology Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	106	$1,755	33	$620	0	$0

Class B	32	520	22	403	0	0

Class C	28	457	29	535	0	0

Other Classes	1,268	20,293	9,029	223,238	9,763	291,340

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(55)	(912)	(3)	(51)	0	0

Class B	(12)	(191)	(1)	(18)	0	0

Class C	(13)	(222)	0	(9)	0	0

Other Classes	(3,955)	(62,578)	(16,177)	(371,369)	(9,207)	(260,701)

Net increase (decrease) resulting from Fund share transactions	(2,601)	$(40,878)	(7,068)	$(146,651)	556	$30,639

	RCM Emerging Markets Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	494	$4,602	71	$798	0	$0

Class B	39	368	11	128	0	0

Class C	232	2,096	50	565	0	0

Other Classes	223	2,047	4,695	49,559	555	6,352

Issued as reinvestment of distributions
Class A	0	2	0	0	0	0

Class B	0	1	0	0	0	0

Class C	0	5	0	0	0	0

Other Classes	2	21	4	34	0	0

Cost of shares redeemed
Class A	(419)	(3,936)	(59)	(671)	0	0

Class B	(34)	(318)	(2)	(26)	0	0

Class C	(228)	(2,081)	(7)	(80)	0	0

Other Classes	(802)	(7,584)	(4,603)	(48,684)	(452)	(5,216)

Net increase (decrease) resulting from Fund share transactions	(493)	$(4,777)	160	$1,623	103	$1,136

	RCM Global Healthcare Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	79	$1,212	46	$823	0	$0

Class B	62	929	54	1,008	0	0

Class C	71	1,092	61	1,089	0	0

Other Classes	1,584	24,245	5,842	114,119	4,970	106,834

Issued in reorganization
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	336	6,815	0	0

Cost of shares redeemed
Class A	(18)	(267)	(1)	(20)	0	0

Class B	(5)	(75)	(2)	(30)	0	0

Class C	(22)	(338)	(4)	(73)	0	0

Other Classes	(2,608)	(39,092)	(7,046)	(135,812)	(4,305)	(89,316)

Net increase (decrease) resulting from Fund share transactions	(857)	$(12,294)	(714)	$(12,081)	665	$17,518

	RCM Global Small-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	776	$8,843	16	224	0	$0

Class B	16	186	14	196	0	0

Class C	58	681	42	575	0	0

Other Classes	28	316	6,918	92,508	4,894	81,284

Issued in reorganization
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(757)	(8,697)	(3)	(39)	0	0

Class B	(3)	(30)	(10)	(137)	0	0

Class C	(28)	(322)	(10)	(136)	0	0

Other Classes	(378)	(4,458)	(7,695)	(104,626)	(4,993)	(84,064)

Net increase (decrease) resulting from Fund share transactions	(288)	$(3,481)	(728)	$(11,435)	(99)	$(2,780)

62     PIMCO Funds Semi-Annual Report | 12.31.02

	RCM Europe Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	3,307	$19,981	30	$215	0	$0

Class B	20	130	2	15	0	0

Class C	116	726	4	26	0	0

Other Classes	6,350	40,417	30,645	239,313	12,174	123,532

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	20	159	0	0

Cost of shares redeemed
Class A	(3,166)	(19,372)	(21)	(144)	0	0

Class B	(11)	(72)	0	0	0	0

Class C	(114)	(711)	0	0	0	0

Other Classes	(6,259)	(39,821)	(32,196)	(252,841)	(12,029)	(122,256

Net increase (decrease) resulting from Fund share transactions	243	$1,278	(1,516)	$(13,257)	145	$1,276

	RCM Global Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	147	$884	16	$115	0	$0

Class B	17	88	1	10	0	0

Class C	30	161	8	53	0	0

Other Classes	1	5	1	10	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(139)	(842)	0	0	0	0

Class B	(3)	(15)	0	0	0	0

Class C	(21)	(112)	0	0	0	0

Other Classes	0	0	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	32	$169	26	$188	0	$0

	RCM Global Technology Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	1,335	$25,436	41	$975	0	$0

Class B	29	546	7	178	0	0

Class C	153	2,790	20	451	0	0

Other Classes	2,291	42,855	9,193	251,861	6,759	275,700

Issued in reorganization
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(548)	(9,931)	(7)	(139)	0	0

Class B	(9)	(160)	0	(9)	0	0

Class C	(111)	(2,019)	(6)	(119)	0	0

Other Classes	(4,296)	(78,675)	(10,492)	(277,130)	(7,344)	(285,498)

Net increase (decrease) resulting from Fund share transactions	(1,156)	$(19,158)	(1,244)	$(23,932)	(585)	$(9,798)

	RCM International Growth Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	7,907	$57,105	2,751	$23,429	0	$0

Class B	49	349	34	296	0	0

Class C	1,310	9,344	309	2,612	0	0

Other Classes	5,349	38,889	75,567	687,151	34,948	422,958

Issued in reorganization
Class A	0	0	618	5,478	0	0

Class B	0	0	521	4,614	0	0

Class C	0	0	4,737	41,982	0	0

Other Classes	0	0	2,749	24,449	0	0

Issued as reinvestment of distributions
Class A	8	57	0	0	0	0

Class B	2	11	0	0	0	0

Class C	15	106	0	0	0	0

Other Classes	41	284	268	2,463	0	0

Cost of shares redeemed
Class A	(7,546)	(55,188)	(2,615)	(22,372)	0	0

Class B	(94)	(680)	(44)	(382)	0	0

Class C	(1,476)	(10,691)	(533)	(4,574)	0	0

Other Classes	(11,741)	(85,844)	(85,132)	(782,892)	(34,138)	(414,557)

Net increase (decrease) resulting from Fund share transactions	(6,176)	$(46,258)	(770)	$(17,746)	810	$8,401

12.31.02 | PIMCO Funds Semi-Annual Report     63

PIMCO Notes to Financial Statements A, B, and C Classes (Cont.)
December 31, 2002 (Unaudited)

	RCM Large-Cap Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	533	$5,477	63	$738	0	$0

Class B	198	2,081	16	179	0	0

Class C	279	2,948	10	119	0	0

Other Classes	8,415	86,262	20,825	257,854	4,271	61,818

Issued as reinvestment of distributions
Class A	2	20	0	0	0	0

Class B	0	2	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	96	981	8	104	0	0

Cost of shares redeemed
Class A	(40)	(405)	(1)	(12)	0	0

Class B	(76)	(747)	(1)	(9)	0	0

Class C	(180)	(1,719)	(1)	(9)	0	0

Other Classes	(2,828)	(28,794)	(4,960)	(61,130)	(1,194)	(17,570)

Net increase (decrease) resulting from Fund share transactions	6,399	$66,106	15,959	$197,834	3,077	$44,248

	RCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	387	$711	254	$565	0	$0

Class B	117	215	4	10	0	0

Class C	314	567	20	43	0	0

Other Classes	13,782	24,242	41,501	98,168	18,709	52,885

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class A	(23)	(41)	(192)	(410)	0	0

Class B	(5)	(9)	0	0	0	0

Class C	(83)	(146)	0	0	0	0

Other Classes	(87,696)	(156,739)	(143,405)	(339,468)	(7,562)	(21,121)

Net increase (decrease) resulting from Fund share transactions	(73,207)	$(131,200)	(101,818)	$(241,092)	11,147	$31,764

	RCM Tax-Managed Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	40	$367	28	$275	0	$0

Class B	79	709	1	15	0	0

Class C	44	392	1	10	0	0

Other Classes	492	4,444	525	5,533	303	3,860

Cost of shares redeemed
Class A	(6)	(48)	0	0	0	0

Class B	(1)	(4)	0	0	0	0

Class C	(1)	(12)	0	0	0	0

Other Classes	(566)	(5,079)	(680)	(7,182)	(1,749)	(22,063)

Net increase (decrease) resulting from Fund share transactions	81	$769	(125)	$(1,349)	(1,446)	$(18,203)

64     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

The PIMCO Funds: A Diverse Fund Family

PIMCO Advisors provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $380 billion and have a client list that includes over half of the 100 largest corporations in America. This expertise is available to financial advisors and their clients through the PIMCO Funds, a diverse family of stock and bond funds.

PIMCO Bond Funds	PIMCO Stock Funds

Short Duration	Growth
Short-Term Fund	RCM Large-Cap Growth Fund
Low Duration Fund	PEA Growth Fund
NACM Growth Fund
Intermediate Duration	PEA Target Fund
Total Return Fund	RCM Mid-Cap Fund
PEA Opportunity Fund
Long Duration
Long-Term U.S. Government Fund	Blend
PEA Growth & Income Fund
International	CCM Capital Appreciation Fund
Global Bond Fund II	NACM Core Equity Fund
Foreign Bond Fund	CCM Mid-Cap Fund
Emerging Markets Bond Fund
Value
High Yield	PEA Value Fund
High Yield Fund	NACM Value Fund
NFJ Equity Income Fund
Mortgage-Backed	NFJ Basic Value Fund
GNMA Fund	PEA Renaissance Fund
Total Return Mortgage Fund	NACM Flex-Cap Value
NFJ Small-Cap Value Fund
Inflation-Indexed
Real Return Fund	Tax-Managed
RCM Tax-Managed Growth Fund
Tax-Exempt	PPA Tax-Efficient Equity Fund
Short-Duration Municipal Income Fund
Municipal Bond Fund	International
California Intermediate Municipal Bond Fund	NACM Global Fund
California Municipal Bond Fund	RCM International Growth Equity Fund
New York Municipal Bond Fund	NACM International Fund
RCM Global Small-Cap Fund
PIMCO Asset Allocation Funds	RCM Europe Fund
Asset Allocation Fund	NACM Pacific Rim Fund
RCM Emerging Markets Fund
PIMCO Enhanced Index Funds
CommodityRealReturn Strategy Fund	Sector-Related
StocksPLUS Fund	PEA Innovation Fund
RCM Global Technology Fund
RCM Global Healthcare Fund
RCM Biotechnology Fund

The Affiliated Investment Firms of PIMCO Advisors

Cadence Capital Management (CCM)	Nicholas-Applegate Capital Management (NACM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.	NACM employs a bottom-up, research driven approach to identify financially strong companies poised to benefit from change.

Dresdner RCM Global Investors (RCM)	Pacific Investment Management Company (PIMCO)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.	Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

NFJ Investment Group (NFJ)	PIMCO Equity Advisors (PEA)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.	Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

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PZ029S.2/03

PIMCO
ADVISORS

Semi-Annual Report

12 31.02

PIMCO RCM Stock Funds

Share Classes

D

GROWTH STOCK FUNDS
RCM Large-Cap Growth Fund
RCM Tax-Managed Growth Fund
RCM Mid-Cap Fund

GLOBAL STOCK FUNDS
RCM Global Equity Fund
RCM Global Small-Cap Fund

INTERNATIONAL STOCK FUNDS
RCM International Growth Equity Fund
RCM Europe Fund
RCM Emerging Markets Fund

SECTOR-RELATED STOCK FUNDS
RCM Global Healthcare Fund
RCM Global Technology Fund
RCM Biotechnology Fund

Managed by Dresdner RCM Global Investors LLC and distributed by
PIMCO Advisors Distributors LLC, both members of the Allianz Group.

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     3

A SECTOR - RELATED STOCK FUND

PIMCO RCM Biotechnology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$260.7 million
48
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of biotechnology companies that use technology in an innovative way to gain a strategic, competitive edge.	FUND INCEPTION DATE:	Team Approach
12/30/97

A team of investment professionals specializing in biotechnology and healthcare-related companies manages the portfolio. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on the healthcare sector. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperformed Index
Delayed drug approvals, failed clinical trials, and the ImClone insider-trading scandal made 2002 a very difficult year for biotechnology stocks. PIMCO RCM Biotechnology Fund’s primary benchmark, the NASDAQ  Biotechnology Index, returned —45.32% for the twelve-month period.Despite the tough markets, PIMCO RCM Biotechnology Fund outperformed this benchmark by over 5%. What this figure doesn’t reveal, however, is that the market was improving at year-end. In fact, biotechnology was the top-performing sector in the fourth quarter, with the Index returning 6.87% for the three-month period. Much of this success was due to a rally that began in mid-October. Biotechnology stocks had been oversold in the first part of the year, pushing prices down. When several biotechnology companies announced better-than-expected earnings for the third quarter and others reported significant positive catalysts, it sparked investor interest. PIMCO RCM Biotechnology Fund Class D shares gained 7.87% in this fourth quarter rally, to finish the six months ending December 31, 2002, up 3.07%. This return significantly outperformed the NASDAQ Biotechnology Index return of –2.57 and the Lipper Health/Biotechnology Funds Average of –6.40%.

Sector strategy and stock selection supported performance
The Fund’s strong relative performance can be attributed to both sector strategy and stock selection. The Fund’s overweighting in the biopharmaceutical and pharmaceutical sectors proved beneficial, with several companies announcing new drug successes and important partnerships. One example was Fund holding Amylin Pharmaceuticals Inc., which partnered with Eli Lilly to bring a breakthrough diabetes drug to market. Another example was Neurocrine Biosciences, which made great strides developing Idiplon, a new sleeping pill with solid potential. The Fund’s underweighting in Services and Bioinformatics also helped relative performance.

Relative performance hurt by underexposure to rising stocks
A few individual stocks hindered the Fund’s absolute performance during the six-month period. For example, the Fund was invested in Serono S.A., an international pharmaceutical company that posted disappointing earnings after sales of its multiple sclerosis drug did not live up to expectations. The Fund’s relative performance was hurt by underweightings in some of the period’s top performing stocks. In particular, the Fund was underweighted Genzyme Corp., which did well in the fourth quarter rally.

Looking for industry gains in 2003
We believe 2003 should be a strong year for the biotechnology sector. Investors now have more realistic expectations and company valuations seem more reasonable. In addition, we expect several new therapies to become available, including new drugs for AIDS and psoriasis, as well as a new flu vaccine. Going forward, we will remain focused on top-tier profitable companies and late-stage product companies with promising drugs. We believe this strategy should continue to deliver performance to our shareholders.

Fund provided strong relative results for the six-month period.

4     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Biotechnology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Biotechnology Fund D Shares	3.07%	–39.96%	–6.30%	15.41%	—	15.40%

NASDAQ Biotechnology Index	–2.57%	–45.32%	–17.41%	10.39%	—	—

AMEX Biotechnology Index	–3.07%	–41.76%	–4.76%	15.80%	—	—

Lipper Health/Biotechnology Funds Average	–6.40%	–29.70%	–0.13%	5.10%	—	—

80% NASDAQ Biotech. Index/20% MSCI World Pharm. & Biotech. Index	–0.90%	–39.27%	–12.69%	10.95%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP RELATED INDUSTRIES

Amgen, Inc.	11.7%	Genentech, Inc.	4.3%	Healthcare	92.6%

MedImmune, Inc.	9.4%	Genzyme Corp.	3.3%	Technology	1.5%

IDEC Pharmaceuticals Corp.	6.7%	Scios, Inc.	3.1%	PORTFOLIO COMPOSITION

Gilead Sciences, Inc.	5.8%	Serono S.A.	3.1%	Common Stock	94.1%

Biogen, Inc.	5.1%	Cephalon, Inc.	2.5%	Cash Equivalents	5.9%

		Top Ten Total	55.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus Dresdner RCM’s (DRCM) own GrassrootsSM Research—a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of companies in the biotechnology industry. There is additional risk with the biotech industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risk associated with the government approval process. It may invest up to 25% of its assets in foreign securities which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. It may at times invest in derivatives, IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     5

AN INTERNATIONAL STOCK FUND

PIMCO RCM Emerging Markets Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$3.5 million
54

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Equity securities of companies located in countries with emerging securities markets.	12/30/97	Team Approach

A team of investment professionals specializing in emerging market countries and companies manages the RCM Emerging Markets Fund. The team leverages Dresdner RCM’s fundamental research with analysts in six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Members of the team are located in major financial centers around the world. Dresdner RCM Global Investors’ vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund slightly outperforms benchmark
Following the pattern set by the world’s major stock markets, the emerging markets were down substantially in the third quarter of 2002 and rallied in the first part of the fourth quarter. The end result for these markets as a whole (as measured by the MSCI Emerging Markets Free Index) was a return of –7.90% for the six months ending December 31, 2002. PIMCO RCM Emerging Markets Fund Class D shares managed to slightly outperform this benchmark, returning –7.11% for the period. The Fund’s return also outperformed the –8.64% average return of the Lipper Emerging Markets Funds category.

Emerging markets fared better than developed markets
The fall in emerging market stocks was less severe than the drop in developed markets (as measured by the –14.47% return of the MSCI EAFE Index for the six months ending December 31, 2002). The emerging European markets continued to provide much of this relative strength. In particular, the Czech and Hungarian markets outperformed the developed markets in Western Europe. Several of the emerging Asian markets showed improvements, including China and Korea. The Latin American markets, in general, continued to struggle over the time period.

Stock selection supported Fund’s relative performance
Strong stock selection was key to the Fund’s better-than-index performance over the six-month period. Two of the most active contributors were banks in emerging European countries. The first was Orszagos Takarekpenztar es Kereskedelmi Bank, a Hungarian commercial bank that benefited from the country’s increase in mortgages and refinancing. The other was Czech’s Komercni Banka, one of the largest commercial banks in Central and Eastern Europe. Komercni’s stock price rose as the bank began to realize the advantages of several restructuring efforts.

Sector strategy detracted from performance
The Fund’s sector allocation—as compared to the benchmark (MSCI Emerging Markets Free Index)—detracted from relative performance over the last six months. In particular, the Fund was hurt by its underweighting in computers and insurance, as well as its overweighting in hotels, restaurants and leisure. The Fund’s absolute performance was hindered by several specific stocks, including Taiwan Semiconductor and China Resources.

Staying with cautious outlook
Market volatility over the last six months has done nothing to change our outlook for the emerging markets. We remain cautious and stand by our earlier opinion that material improvement will not occur until we see sequentially higher earnings, which will prove a difficult feat in this weak global economy. To pursue our objectives in this market, we will continue to emphasize research-driven stock selection, with a focus on domestically-oriented companies.

The six-month drop in emerging markets was less severe than the drop in developed markets.

6     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Emerging Markets Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/97)

PIMCO RCM Emerging Markets Fund D Shares	–7.11%	–8.02%	–16.45%	0.40%	—	0.37%

MSCI Emerging Markets Free Index	–7.90%	–6.00%	–13.97%	–4.58%	—	—

S&P / IFC Investable Emerging Markets Index	–7.64%	–3.93%	–12.65%	–2.83%	—	—

Lipper Emerging Markets Funds Average	–8.64%	–5.05%	–13.30%	–4.46%	—	—

TOP 10 HOLDINGS % of Total Investment				TOP 5 COUNTRIES

Samsung Electronics Co., Ltd.	7.4%	Compal Electronics, Inc.	2.9%	South Korea	16.6%

Teva Pharmaceutical Industries Ltd. SP - ADR	3.6%	Ranbaxy Laboratories Ltd.	2.7%	India	11.0%

Telefonos de Mexico S.A.de CV SP - ADR	3.5%	CNOOC Ltd.	2.7%	China	9.4%

Infosys Technology Ltd.	3.4%	SK Telecom Co., Ltd. SP - ADR	2.6%	Taiwan	9.3%

AngloGold Ltd.	3.2%	OTP Bank Rt.	2.3%	South Africa	8.0%

		Top Ten Total	34.3%	PORTFOLIO COMPOSITION

				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of emerging markets companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities that generally involve greater risk to principal than investments in higher-rated securities; may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  IMCO RCM Funds Semi-Annual Report     7

AN INTERNATIONAL STOCK FUND

PIMCO RCM Europe Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$25.0 million
42
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of companies located in Europe.	FUND INCEPTION DATE:	Team Approach
04/05/90

A team of international investment professionals specializing in European equities manages the RCM Europe Fund. The investment team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on European companies. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Lower quality stocks led the way
The MSCI Europe Index returned –22.80% in the third quarter of 2002, a record decline caused primarily by disappointing earnings announcements. High-quality, stable earnings sectors, such as consumer staples, were the top performers in this environment. All of this changed in the fourth quarter. Investors were led back into the market by better-than-expected earnings announcements from several telecommunications and communication equipment companies. They also saw potential in news of corporate restructurings and companies’ efforts to reduce debt. This all resulted in a rally led by lower-quality companies, with higher-quality companies lagging behind. The rally fizzled out by mid-December, giving back much of the gains before year-end.

Fund trailed benchmark over time period
PIMCO RCM Europe Fund’s Class D shares returned –14.74% over this six month period. This performance slightly trailed the Fund’s benchmark (MSCI Europe Index –14.39%), but outperformed its Lipper category average (Lipper European Region Funds Average –15.75%).

Falling dollar helped Europe market
Increased geopolitical risk and slow economic growth worked together to pull the U.S. dollar down. In contrast, the Euro appreciated, rising 5.75% over the six-month period. This currency exchange helped the Fund’s absolute performance. Looking ahead, we expect the dollar to remain weak relative to the Euro.

Stock selection hindered relative performance
Stock selection was the primary detriment to the Fund’s relative performance. Two examples were Vestas Wind Systems A/S and Recordati S.p.A. Vestas is a Denmark-based company that manufactures wind turbines to generate electricity. The slow economy discouraged buyers from making this type of large capital expenditure. The result was a significant drop in sales and in the company’s stock price. Recordati is a company within the European pharmaceutical group. The company’s stock price fell over the six-month period, due to low investor interest in the industry and company-specific problems regarding the launch of a new drug.

Failing insurance sector underweighted
The Fund’s relative performance was helped by an underweighting in insurance. Stock prices fell in early 2002, straining insurance company balance sheets. To recoup losses, these companies were forced to raise more capital, putting additional pressure on their stocks. The Fund’s relative performance was also helped in the fourth quarter by our overweighting in communications equipment—a leading sector in the October rally.

Maintain defensive posture
The short-lived nature of the fourth quarter rally only served to reinforce our belief that long-term results are achieved through investment in high-quality companies. We remain cautious in our approach to the markets, yet alert to signs of a sustainable recovery.

Short-lived rally reinforced our belief that long-term results are achieved through investment in high quality companies.

8     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Europe Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (4/5/90)

PIMCO RCM Europe Fund D Shares	–14.74%	–23.49%	–22.57%	–1.74%	5.39%	0.86%

MSCI Europe Index	–14.39%	–18.10%	–15.44%	–1.96%	8.33%	—

Lipper European Region Funds Average	–15.75%	–17.42%	–15.35%	–1.35%	7.22%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	7.1%	Nokia Oyj SP - ADR	3.6%	United Kingdom	32.9%

Man Group PLC	4.7%	Puma AG Rudolf Dassler Sport	3.2%	France	17.2%

Novartis AG	4.3%	Royal Bank of Scotland Group PLC	3.1%	Germany	12.3%

BP PLC	4.2%	L’Oreal S.A.	3.0%	Switzerland	12.3%

Schering AG	4.0%	Greek Organization of Football Prognostics	2.9%	Spain	6.6%

		Top Ten Total	40.1%	PORTFOLIO COMPOSITION

				Common Stock	98.2%

				Cash Equivalents	1.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of European companies. Investing in foreign securities may entail greater risk due to foreign economic and political developments. This Fund may invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     9

A  GLOBAL  STOCK  FUND

PIMCO RCM Global Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.0 million
101
PORTFOLIO:		PORTFOLIO MANAGERS:
Equity securities of U.S. and non-U.S. companies.	FUND INCEPTION DATE:	Team Approach
12/30/98

The Trust approved a plan to terminate and liquidate the Fund on or about February 28, 2003. For more information, please consult your financial advisor or call Shareholder Services at 1-800-426-0107

A team of international investment professionals manages the RCM Global Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Dresdner RCM’s fundamental research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy, investment opportunities do not stop at national borders.

Fund trailed benchmark for period
As we stated in our June 30, 2002, report to shareholders, PIMCO RCM Global Equity Fund approached the second half of 2002 with a defensive posture, continuing to emphasize investment in quality companies with strong fundamentals. While our consistent strategy helped us minimize losses in the third quarter of the year, it also kept us from participating fully in the fourth quarter rally. The net result was that the Fund’s Class D shares returned –19.14% for the six months ending December 31, 2002. This return trailed the performance of the Fund’s benchmark (MSCI All Country World Index –11.82%) and its Lipper category average (Lipper Global Funds Average –12.67%).

World market influenced by U.S.
The U.S. continued to have a profound impact on the world’s markets. In general, markets around the globe struggled during the third quarter. Stock prices were held back by low investor confidence, concerns about the declining U.S. economy and an unstable geopolitical climate. The MSCI All Country World Index returned –19.31% for the third quarter. The fourth quarter was a very different story. Several of the worst performing companies of the first nine months of the year managed to meet revised lower earnings expectations. In addition, there were various announcements of corporate restructurings as companies focused their efforts on reducing their debt loads. These events caught investors’ interest and sparked a short-lived rally in low-priced, low-quality stocks.

Stock selection hindered performance
The Fund’s six-month relative performance was hurt most substantially by stock selection. Several stocks in the pharmaceutical industry were particularly detrimental, including Pharmacia Corp. and Schering-Plough. Stocks in the financial sector, such as Capital One Financial Corp. and Nomura Holdings Inc., also hindered performance. In terms of country allocations, the Fund’s underweighting in the U.S. and overweighting in the emerging markets of Asia hurt relative performance.

More stable industries worked for Fund
The fourth quarter rally ran its course in just two months, reinforcing our belief that the companies in play did not have the fundamentals to support long-term earnings growth. Instead of focusing on the technology and telecommunications sectors that led this rally, our research process directed us to more stable, non-cyclical sectors. For example, the Fund’s overweighting in household personal products contributed to our relative performance. We also benefited from the Fund’s underweighting in the economically-sensitive retail sector.

Maintaining cautious outlook
The Fund remains cautious heading into 2003. We do not anticipate a significant improvement in operating conditions or earnings. We expect the U.S. economy to remain stalled until there is clear direction regarding the potential war with Iraq. Europe may offer some slow growth, but consumer confidence is low and investors take their cue from the U.S. markets. Asia, especially China and Japan, could prove promising.

Short-lived nature of fourth quarter rally reinforced our belief in strong company fundamentals for long-term growth.

10     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Global Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 months	1 year	3 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Global Equity Fund D Shares	–19.14%	–31.10%	–22.64%	—	—	–7.01%

MSCI All Country World Free Index	–11.82%	–18.98%	–16.30%	—	—	—

MSCI World Index	–12.14%	–19.87%	–16.67%	—	—	—

S & P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Global Funds Average	–12.67%	–19.53%	–15.09%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Microsoft Corp.	3.1%	Wyeth	1.5%	United States	56.2%

Pfizer, Inc.	2.9%	UBS AG	1.4%	United Kingdom	10.9%

Vodafone Group PLC SP- ADR	1.9%	Citigroup, Inc.	1.3%	Japan	5.9%

Procter & Gamble Co.	1.6%	Reckitt Benckiser PLC	1.3%	Switzerland	4.2%

Colgate-Palmolive Co.	1.5%	Rank Group PLC	1.3%	Germany	3.6%

		Top Ten Total	17.8%	PORTFOLIO COMPOSITION

				Common Stock	90.5%

				Cash Equivalents	9.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity and equity related securities of three different countries, including the U.S. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. The Fund may also invest in high-yield securities, lower-rated securities generally involve greater risk to principal than investments in higher-rated securities, may at times invest in derivatives and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     11

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Healthcare Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$143.7 million
appreciation.	51
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of companies, domestic and international, that use healthcare in an innovative way to gain a strategic, competitive edge.	12/31/96

A team of global investment professionals specializing in healthcare-related companies manages the RCM Global Healthcare Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts that focus on healthcare companies. Because some members of the team are doctors, they provide a real-world perspective on the healthcare industry. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Rapidly changing environment posed challenges
Broad shifts occurred in the healthcare sector over the last six months. Most segments of healthcare had negative absolute performance in the third quarter of 2002, with health care services doing the best on a relative basis. The situation changed dramatically in the fourth quarter. Better-than-expected earnings, new product approvals, and positive data in late stage clinical trials among low-priced biotechnology companies sparked investor interest. In particular, Amgen gained nearly 60% from its lows in June as a result of strong second quarter results and the FDA’s decision to back its new oncology drug, Aranesp. Overall, biotechnology, pharmaceuticals, and equipment and supplies all posted positive returns in the fourth quarter. Unfortunately, healthcare services fell back, pulling down the sector’s overall return. Like many of its competitors, PIMCO RCM Global Healthcare Fund struggled with this rapidly changing investment environment. In the end, the Fund’s Class D shares returned –7.26% for the six-month period, trailing the –7.49% return from the Russell Mid-Cap Healthcare Index.

Stock selection was an important determinant
Because of the changes in the health-care market, what helped the Fund in the third quarter ended up hurting it in the fourth, and vice versa. For example, the Fund’s exposure to services benefited relative performance in the third quarter but was a drag on performance in the fourth quarter. In this type of situation, stock selection becomes an even more important factor in determining performance. The Fund saw strong contributions from several holdings, including Pfizer, Pharmacia, and IDEC Pharmaceutical. The Fund was also supported by investments in several cardiovascular companies, such as Boston Scientific and St. Jude, as well as orthopedic companies, including Zimmer, Biomet and Stryker.

Several stocks hindered performance
Several other stocks contributed to the Fund’s underperformance during this time period. For example, HCA Inc., a healthcare services firm, detracted from performance. HCA and other service providers were punished when Tenet Healthcare, a bellweather service name, was brought under investigation for making fraudulent Medicare payments and conducting unnecessary procedures. We also saw losses from the Fund’s investment in Laboratory Corporation of America and AmerisourceBergen Corporation. The Fund’s relative performance was also hurt by its underweight in Merck, which experienced a strong stock price rally during the period.

Favor biotechnology going forward
Looking ahead, we are impressed with the opportunities in biotechnology, where companies are offering modest valuations, strong fundamentals and improving product approval processes. We expect to hold a neutral weighting in healthcare equipment and supplies, although we may go overweight in orthopedics. We may bring up our exposure in pharmaceuticals to match the benchmark, as we believe that fundamentals have improved and there is less generic risk than we had thought six months ago. Finally, we expect to underweight services modestly going forward.

Extreme changes in the market meant that what helped performance in the third quarter hurt it in the fourth, and vice versa.

12     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Global Healthcare Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Healthcare Fund D Shares	–7.26%	–26.56%	3.15%	12.15%	—	14.94%

MSCI World Healthcare Index	–5.32%	–17.15%	–2.91%	2.39%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Health/Biotechnology Funds Average	–6.40%	–29.70%	–0.13%	5.10%	—	—

Russell Mid-Cap Healthcare Index	–7.49%	–25.36%	–2.80%	1.17%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Pfizer, Inc.	7.2%	Merck & Co., Inc.	3.7%	United States	95.0%

Wyeth	5.6%	Johnson & Johnson	3.7%	Israel	2.4%

Pharmacia Corp.	5.1%	Amgen, Inc.	3.7%	France	1.7%

Medtronic, Inc.	4.3%	St. Jude Medical, Inc.	3.1%	Canada	1.0%

AmerisourceBergen Corp.	4.0%	HCA, Inc.	3.0%	PORTFOLIO COMPOSITION

		Top Ten Total	43.4%	Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in the healthcare sector equity securities. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     13

A GLOBAL STOCK FUND

PIMCO RCM Global Small-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$7.8 million
104
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of issuers located in at least three different countries.	12/31/96

A team of international investment professionals manages the RCM Global Small-Cap Fund. A team of global small-cap analysts focuses on small-cap companies organized into six research sectors: technology, health-care, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Short-lived small-cap rally in the fourth quarter
It was a volatile six months for global small-cap stocks. For the most part, equity markets were down in the third quarter, with investors around the world concerned about the struggling U.S. economy and growing geopolitical unrest. In the fourth quarter, small-caps rebounded in almost all markets, advancing from early October through November. The exception was Japan, where small-caps continued to struggle.

Fund outperformed Index and Lipper category average
The net result of this stop and start activity was a –16.25% return for the MSCI Small-Cap World Index for the six months ending December 31, 2002. PIMCO RCM Global Small-Cap FundClass D shares returned –13.13% for the same time period. The Fund’s performance surpassed the –15.54% average return of the Lipper Global Small-Cap Funds category.

Fund supported by stock selection
Careful stock selection benefited the Fund’s relative performance during the reporting period. In particular, the Fund saw good results from holdings in Japan and North America, as well as Australia. One example was Fund holding Newcrest Mining, an Australian gold mining company. Newcrest benefited from nervous investors’ increased interest in the stability of gold. The Fund also had a strong contribution from its investment in Take-Two Interactive Software, a U.S.-based video game software developer. Take-Two’s stock rose on the company’s very successful launch of its new video game, Grand Theft Auto: Vice City.

European markets struggled
The European equity markets were particularly weak over the period, leading us to reduce the Fund’s exposure to the region. The European Central Bank was slow to react to the weakening economy. Europe’s markets were also hurt by stock-specific events. In Italy, pharmaceutical company Recordati S.p.A. was one of the Fund’s largest holdings. The company did not receive FDA approval of its flagship drug, a treatment for hypertension. Instead, new drug trials were requested, which could take up to two years to complete. Recordati’s stock fell on the news. The drop, plus the company’s deteriorating outlook, motivated us to sell. Despite this disappointment, the Fund remains overweight in healthcare.

Global small-cap opportunities ahead
While we are aware of the risks on the horizon, we are upbeat about the prospects for global small-caps. At present, small-caps are providing faster earnings growth and generally better valuations than large-caps. And these opportunities cover several regions, even the Japanese market.

Careful stock selection was key to outperforming the benchmark and Lipper category average for the six-month period.

14     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Global Small-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Global Small-Cap Fund D Shares	–13.13%	–17.68%	–19.04%	5.24%	—	8.33%

MSCI World Small-Cap Index	–16.25%	–15.69%	–5.66%	0.92%	—	—

Lipper Global Small-Cap Funds Average	–15.54%	–18.86%	–13.67%	–0.39%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

James Hardie Industries NV	2.0%	United Natural Foods, Inc.	1.6%	United States	52.1%

Axcan Pharma, Inc.	2.0%	TCL International Holdings Ltd.	1.6%	Japan	15.4%

Career Education Corp.	1.8%	American Italian Pasta Co. ‘A’	1.6%	China	4.1%

Newcrest Mining Ltd.	1.7%	VCA Antech, Inc.	1.6%	Australia	3.4%

Grey Wolf, Inc.	1.7%	Ultra Petroleum Corp.	1.5%	Canada	3.4%

		Top Ten Total	17.1%	PORTFOLIO COMPOSITION

				Common Stock	98.0%

				Cash Equivalents	2.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in companies included in the MSCI World Small Cap Index. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     15

A SECTOR - RELATED STOCK FUND

PIMCO RCM Global Technology Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$214.2 million
94
PORTFOLIO MANAGERS:
PORTFOLIO:	FUND INCEPTION DATE:	Huachen Chen
Equity securities of companies, domestic and international, that use technology in an innovative way to gain a strategic, competitive edge.	12/27/95	Walter Price, Jr.

Huachen Chen
CFA

Mr. Chen is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1984 and previously worked as an engineer at Intel Corp.

Walter Price
CFA

Mr. Price is a Managing Director and has been a member of the portfolio management team since the Fund’s inception. He joined Dresdner RCM Global Investors in 1974 and previously worked as an analyst for Colonial Investments.

Technology’s ups and downs
Technology took investors on a roller-coaster ride over the six months ending December 31, 2002. The third quarter was much like the first two quarters, with equity markets down in general and technology stocks down in particular. All of this changed in the fourth quarter. Some of year’s worst performing stocks met their revised earnings estimates for the third quarter, leading to a mid-October to mid-December rally in low-priced, low-quality technology and telecommunications stocks.

Fund outperformed Lipper category average
PIMCO RCM Global Technology Fund struggled through these ups and downs. The Fund’s Class D shares rose 12.65% in the fourth quarter rally, but finished the last six months of the year with a return of –12.12%. This performance was slightly better than the Lipper Science & Technology Funds Average return of –13.76%, but less than the Goldman Sachs Technology Index return of –10.94%. PIMCO RCM Global Technology Fund continued to outperform in the longer-term. For the five-year period ending December 31, 2002, the Fund’s Class D shares had an average annualized return of 6.84%, compared to –3.41% for the Index and –3.03% for the Lipper category average.

Sector offered limited opportunities to investors
The Fund’s disappointing absolute performance can be traced to the state of technology in general. That said, stock selection also hurt performance, with names such as Brocade Communications Systems and Taiwan Semiconductor Manufacturing Co. Ltd. suffering losses. Brocade provides communication equipment to networks. The company’s stock was down on lower-than-expected third quarter earnings. Taiwan Semiconductor’s stock price slipped because the company had customer push-outs and had to lower earnings expectations.

Yahoo! and others supported performance
Some of the Fund’s better performing stocks during this time period were Yahoo! Inc. and SAP AG. Yahoo is a global Internet communications, commerce and media company that defied the technology trend by posting increasing revenues and net income. SAP is an international developer and supplier of integrated business application software. The company’s improving financials reflect higher consulting, services and maintenance revenues due to growth of the installed based.

More optimistic than most
We are more optimistic than most with regards to technology’s future. Three years of reduced corporate spending on technology means there could be pent up demand for product. We anticipate cycle of replacement for PCs and networks, as well as consumer demand for new phones with cameras and color and web access. We also continue to stand behind the Internet sector. Our enthusiasm is tempered, however, by the uncertainty of a stimulus bill that will keep spending recoveries on track, as well as the potential of war in Iraq.

16     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Global Technology Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/27/95)

PIMCO RCM Global Technology Fund D Shares	–12.12%	–40.59%	–32.56%	6.84%	—	12.15%

Goldman Sachs Technology Index	–10.94%	–40.38%	–35.84%	–3.41%	—	—

S&P 500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Science & Technology Funds Average	–13.76%	–43.01%	–37.58%	–3.03%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Microsoft Corp.	8.0%	SAP AG	2.6%	United States	72.5%

Cisco Systems, Inc.	6.0%	Dell Computer Corp.	2.5%	Japan	3.8%

Intel Corp.	4.9%	Tyco International Ltd.	2.4%	India	3.1%

Hewlett-Packard Co.	4.7%	QUALCOMM, Inc.	2.4%	Bermuda	3.1%

UTStarcom, Inc.	3.5%	eBay, Inc.	2.3%	Germany	2.6%

		Top Ten Total	39.3%	PORTFOLIO COMPOSITION

				Common Stock	93.6%

				Cash Equivalents	6.3%

				Purchased Call	0.1%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in common stocks of technology companies located in at least three countries. Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may invest in IPO’s and smaller companies, which may entail greater risk than larger companies, including higher volatility. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     17

AN INTERNATIONAL STOCK FUND

PIMCO RCM International Growth Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$73.4 million
102
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Equity securities of issuers located in at least ten different countries.	05/22/95

An international team of investment professionals manages RCM International Growth Equity Fund. This seasoned portfolio management team is dedicated to developing new equity ideas, anticipating significant economic and industry trends, and determining the appropriate composition of the portfolio. Research analysts are organized by sector/industry responsibility worldwide, reflecting the belief that in the global economy investment opportunities do not stop at national borders.

Foreign markets down for the period
Foreign stock markets as a whole (as measured by the MSCI EAFI Index) returned –14.47% for the six months ending December 31, 2002. This decline can be traced to the third quarter, when the markets returned –19.67%. Third quarter problems included a steady stream of disappointing earnings announcements, geopolitical unrest and close ties to the failing U.S. economy. The European market fell the most during this period, with Japan holding its own. Investors were drawn back into stocks in the fourth quarter, however, when the markets launched a two-month rally. Better-than-expected announcements from several telecommunications and communication equipment companies incited the rally.

Unfortunately, the increases were primarily confined to lower-priced, lower-quality companies, and the rally was over before year-end.

Fund closely trailed benchmark and Lipper category average
PIMCO RCM International Growth Equity Fund Class D shares returned –15.14% in this volatile environment, a performance that closely tracked the returns of the Fund’s benchmark (MSCI EAFE Index –14.47%) and its Lipper category average (Lipper International Funds Average –15.40%).

Stock selection supported relative performance
The Fund’s relative performance was helped during this time period by stock selection. In particular, the Fund saw strong contributions from several consumer durables and apparel names, including Adidas-Salomon AG. The Fund benefited from holdings in the semiconductors and instruments sector, such as Samsung Electronics. A falling U.S. dollar also contributed to the Fund’s absolute performance.

Technology and finance holdings hindered Fund
The Fund’s sector strategy was the single largest factor hindering performance over the last six months. Our overweighting in semiconductors and instruments hurt the Fund as this sector did not fully participate in the fourth quarter tech-related rally. The Fund’s overweighting in diversified financials was another drag on performance. The financial sector lagged the market throughout the six-month period, held back by balance sheet problems among insurance companies.

Focus on quality key to future
Despite the upturn in the fourth quarter, we remain cautious in our outlook for foreign markets. The late-in-the-year rally is similar to the temporary “recovery” in the fourth quarter of 2001. We do not foresee a robust change in operating conditions for most sectors. Instead, we anticipate slightly improving earnings and increased investor focus on quality and fundamentals. In terms of specific portfolio strategy, we plan to emphasize European companies that are less dependent on exports to the U.S. We also expect to find attractive opportunities in emerging Asian countries.

We expect to see slightly improving earnings in the foreign markets and increased investor focus on fundamentals.

18     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM International Growth Equity Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (5/22/95)

PIMCO RCM International Growth Equity Fund D Shares	–15.14%	–22.94%	–27.47%	–7.04%	—	1.37%

MSCI EAFE Index	–14.47%	–15.64%	–16.99%	–2.61%	—	—

MSCI All Country World Free Ex-US Index	–13.77%	–14.68%	–16.45%	–2.66%	—	—

Lipper International Funds Average	–15.40%	–16.67%	–17.84%	–2.63%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 COUNTRIES

Reckitt Benckiser PLC	3.7%	Nestle S.A.	2.3%	United Kingdom	21.9%

Eni SpA	3.3%	TotalFinaElf S.A.	2.0%	Japan	19.6%

Novartis AG	2.6%	Vodafone Group PLC	1.9%	France	11.7%

UBS AG	2.5%	CNOOC Ltd.	1.9%	Switzerland	9.1%

BP PLC	2.4%	Toyota Motor Corp.	1.9%	Germany	6.6%

		Top Ten Total	24.5%	PORTFOLIO COMPOSITION

				Common Stock	100.0%

				Cash Equivalents	0.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in equity securities of foreign companies. Investing in smaller companies, which may entail greater risk than larger companies, including higher volatility.  Investing in foreign securities may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     19

A GROWTH STOCK FUND

PIMCO RCM Large-Cap Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$294.9 million
69
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
Large capitalization equity securities.	12/31/96

A team of investment professionals specializing in large capitalization companies manages the RCM Large-Cap Growth Fund. The team is responsible for the day-to-day operations of the portfolio, working closely with analysts who focus on large-cap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fourth quarter rally aided performance
The six months ending December 31, 2002, was a study in contrasts. July through September followed the pattern set earlier in the year, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. Like many of its peers, PIMCO RCM Large-Cap Growth Fund struggled during this period. But, stocks picked up dramatically in October. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. The Fund’s Class D shares rose 6.25% during this short-lived rally, but still finished thesix-month period –7.46%. This return allowed the Fund to outperform both its benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72%).

Emphasis on quality key in third quarter
Going into the third quarter of 2002, we had a cautious outlook for the overall economy and the stock market. Accordingly, we emphasized sectors that are less economically sensitive, such as healthcare and consumer staples. This positioning benefited the Fund’s relative performance in the third quarter. Two examples were Fund holdings Pharmacia, a large-cap pharmaceutical company, and United Parcels Services, a package delivery company.

Underweighting in technology hindered fourth quarter gains
This same quality-focus was a hindrance during the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they didn’t meet our fundamental parameters. Fund performance was also hurt by specific stocks, such as Electronic Data Systems, a digital service provider. Electronic Data Systems’ stock price fell due to disappointing customer announcements and lower-than-expected earnings. The stock has since been sold.

Defensive posture until verifiable signs of improving conditions
Going forward, we remain cautious in our outlook, and we are hopeful that our own federal government will succeed in avoiding further deterioration through stimulative monetary and fiscal policies. We are also keeping a close watch on the stock market’s overall valuation, including how President Bush’s stimulus package and the situation in Iraq will affect the investment environment. Without any more concrete proof of change, the Fund will remain defensively positioned—underweight cyclical sectors and overweight stable growth sectors. We will also continue to emphasize research and quality in our stock selection process, as we believe companies with first-rate financials and management will outperform in volatile markets.

The Fund continued over this period to outperform both its benchmark and Lipper category average.

20     PIMCO RCM Funds Semi-Annual Report | 12.31.02

PIMCO RCM Large-Cap Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN   For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/31/96)

PIMCO RCM Large-Cap Growth Fund D Shares	–7.46%	–23.00%	–18.24%	2.59%	—	6.94%

S&P500 Index	–10.30%	–22.10%	–14.55%	–0.59%	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	–3.48%	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Pfizer, Inc.	5.3%	Wal-Mart Stores, Inc	3.3%	Healthcare	25.3%

Microsoft Corp.	5.3%	Pharmacia Corp.	3.3%	Consumer Staples	18.3%

Wyeth	3.6%	Fannie Mae	3.2%	Financial & Business Services	14.1%

Anheuser-Busch Cos., Inc.	3.5%	Johnson & Johnson	2.9%	Technology	11.7%

PepsiCo, Inc.	3.5%	General Electric Co.	2.7%	Consumer Discretionary	7.9%

		Top Ten Total	36.6%
				PORTFOLIO COMPOSITION

				Common Stock	96.1%

				Cash Equivalents	3.9%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund may invest at least 80% of its assets in large-cap equity securities of U.S. companies. This Fund may invest up to 20% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     21

A GROWTH STOCK FUND

PIMCO RCM Mid-Cap Fund

OBJECTIVE:	NUMBER OF SECURITIES IN THE PORTFOLIO:	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	107	190.9 million

PORTFOLIO:		PORTFOLIO MANAGERS:
Small to medium capitalization equity securities.	FUND INCEPTION DATE:	Team Approach
11/06/79

A team of investment professionals specializing in medium capitalization companies manages the RCM Mid-Cap Fund. The team is responsible for the day-to-day operations of the portfolio and works closely with analysts covering midcap companies. The team leverages Dresdner RCM’s fundamental research with analysts separated into six key sectors: technology, healthcare, financial services, telecom/media, industrials and consumer/retail. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund surpassed benchmark in challenging environment
Throughout the third quarter of 2002, stock prices were held back by weak corporate profits, increased tensions with Iraq, and the Federal Reserve’s move to a “weakness” bias, which signaled a faltering recovery. But on October 9th, the market began to rally. The rally was primarily confined to lower-priced, lower-quality technology and telecommunications companies, and it only lasted until December. Nonetheless, it gave growth stocks a much-needed boost. PIMCO RCM Mid-Cap Fund Class D shares rose 9.64% in the fourth quarter alone. This gain was not enough to overcome early losses, however, leaving the Fund to finish the six-month period with a return of –8.54%. The Fund’s performance was slightly better than that of its benchmark (Russell Mid-Cap Growth Index –9.59%) during the period, and it was better than the average for funds with a similar objective (Lipper Mid-Cap Growth Funds category average –13.95%)

Defensive stance worked well in third quarter
Our strategy going into this period was to take a defensive stance, emphasizing non-cyclical industries and high quality stocks with relatively predictable earnings and revenues. This strategy was critical to the Fund’s relative performance in the third quarter. In particular, the Fund saw strong contributions from its overweighting in energy, where rising energy prices supported stock prices. We also did well with our overweighting in healthcare. One example of a Fund holding in this sector was Boston Scientific Corporation, which develops, manufactures and markets minimally invasive medical devices. Despite the sluggish economy, Boston Scientific reported increasing sales and net income.

Relatively low participation in rally
The fourth quarter rally was led primarily by lower-tier stocks with high valuations and uncertain earnings outlooks primarily in technology and telecommunications. Given our focus on quality, the Fund was underweight in both of these sectors. While this meant we missed out on some of the rally’s more dramatic gains, many of our tech holdings appreciated, and we believe our strategy of focusing on high quality growth stocks, while paying close attention to valuations, is still the best means of providing our shareholders with long-term results. In addition to this underweight position, the Fund’s performance during the period was hurt by select stocks. One example was our position in BISYS Group Inc., an out-sourcing financial services company. The company’s stock price was down as a result of lower-than-expected earnings and revenue. Despite this setback, we believe in the company’s financials and competitive positioning and have kept it in the Fund’s portfolio.

Mid-caps offer solid performance capacity
We remain cautious as we head into 2003. While we are alert to signs of improving conditions, we will wait for clear indications of a sustainable recovery before making major strategy shifts in the Fund. We continue to believe in the long-term performance capacity of mid-cap stocks, given their relatively attractive valuations and strong earnings growth.

The Fund's performance was slightly better than its benchmark and significantly better than its Lipper category average.

22     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Mid-Cap Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (11/6/79)

PIMCO RCM Mid-Cap Fund D Shares	–8.54%	–26.91%	–17.97%	0.24%	7.70%	15.10%

Russell Mid-Cap Growth Index	–9.59%	–27.40%	–20.02%	–1.82%	6.71%	—

Lipper Mid-Cap Growth Funds Average	–13.95%	–28.34%	–20.10%	–1.86%	5.95%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES
St. Jude Medical, Inc.	2.1%	Willis Group Holdings Ltd.	1.8%	Healthcare	23.2%

AmerisourceBergen Corp.	2.0%	Universal Health Services, Inc. ‘B’	1.8%	Technology	16.9%

Danaher Corp.	2.0%	Coca-Cola Enterprises, Inc.	1.8%	Consumer Discretionary	12.9%

WellPoint Health Networks, Inc.	2.0%	Affiliated Computer Services, Inc. ‘A’	1.8%	Financial & Business Services	12.8%

Mattel, Inc.	1.9%	Nabors Industries Ltd.	1.7%	Energy	10.0%

		Top Ten Total	18.9%
				PORTFOLIO COMPOSITION

				Common Stock	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes.

Past performance is no guarantee of future results. This Fund normally invests 80% of its total assets and at least 80% of its investments in equity and equity-related securities of small- to medium-sized U.S. companies. This fund may invest up to 10% in foreign issuers, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     23

A GROWTH STOCK FUND

PIMCO RCM Tax-Managed Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks after-tax growth of capital.	IN THE PORTFOLIO:	$7.2 million
42
PORTFOLIO MANAGERS:
PORTFOLIO:	FUND INCEPTION DATE:	Team Approach
A broadly diversified portfolio of equity securities of U.S. issuers.	12/30/98

A team of investment professionals specializing in tax-sensitive portfolio management is responsible for the day-to-day operations of the RCM Tax-Managed Growth Fund. The team works closely with analysts covering mid-and large-cap companies and focuses their efforts on generating long-term capital appreciation and enhancing after-tax returns for shareholders. Dresdner RCM’s vast industry contacts, proprietary research tools and quantitative systems are also at their disposal.

Fund outperformed benchmark and peers
The third quarter of 2002 was similar to the first and second quarters, with corporate misconduct, weakening economic statistics and the growing threat of war holding stock prices down. But, stocks picked up dramatically in the fourth quarter. The rally was sparked by better-than-expected earnings reports from lower-tier technology and telecommunication companies, but it spread to other sectors as well. Unfortunately, follow-up economic news was not strong, and stock prices retreated in mid-December. PIMCO RCM Tax-Managed Growth Fund Class D shares rose 4.42% during this short-lived rally. The increase was not enough to overcome earlier losses, however, leaving the Fund to finish the six-month period down –7.01%. This return was significantly better than the Fund’s benchmark (S&P 500 Index –10.30%) and an average of funds with a similar objective (Lipper Large-Cap Growth Funds Average –11.72). In addition, the Fund had no distributions in 2002.

Defensive posture helped third quarter performance.
As we mentioned in our June 30, 2002, report, we anticipated continued economic weakness for the third quarter. As a result, we postured the Fund defensively, focusing on investing in high quality companies that we believed could grow through this difficult and volatile economic environment. Therefore, the Fund was over-weighted in sectors relatively immune to the economy, including healthcare and consumer staples. This defensive posture benefited the Fund’s relative performance from July to mid-October. Two Fund holdings that made strong contributions during this period were Pharmacia, a large-cap pharmaceutical company, and Sysco Corporation, a food distributor.

Relatively small participation in fourth quarter rally
In a complete reversal, the Fund’s cautious stance hurt performance in the fourth quarter. As we said, the fourth quarter rally was led by lower-priced, lower-quality stocks, primarily in the technology and telecommunications sectors. The Fund was relatively underweight in these sectors because they did not meet our fundamental parameters. In addition, the Fund’s performance was held back by select stocks, including Federated Investors, a financial services firm. Federated lowered its earnings estimates during this period, driving down the stock price. We believe the company is still in a strong, competitive position, however, and continue to hold it in the Fund.

No clear sign of recovery
While there has been some good news to embrace, we still do not see any clear signs of sustained economic recovery. The U.S. consumer is discouraged and overextended. U.S. corporations are posting waning profits and making few new expenditures. We believe fiscal and monetary policy may help, but too many details still need to be worked out. For all of these reasons, we will maintain the Fund’s defensive posture, underweighting cyclical sectors and overweighting more stable growth sectors.

The Fund outperformed the market in general (as measured by the S&P 500 Index) and paid no distribution.

24     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO RCM Tax-Managed Growth Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	10 year	Inception (12/30/98)

PIMCO RCM Tax-Managed Growth Fund D Shares	–7.01%	–18.76%	–16.35%	—	—	–2.88%

D shares after taxes on distributions	N/A	–18.76	–16.35	—	—	–3.04

D shares after taxes on distributions & redemptions of fund shares	N/A	–11.52	–12.57	—	—	–2.34

S&P 500 Index	–10.30%	–22.10%	–14.55%	—	—	—

Lipper Large-Cap Growth Funds Average	–11.72%	–28.63%	–22.67%	—	—	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	4.8%	Wyeth	3.4%	Healthcare	23.4%

SYSCO Corp.	3.9%	BP PLC SP - ADR	3.3%	Consumer Staples	17.4%

Pharmacia Corp.	3.8%	Teva Pharmaceutical Industries Ltd. SP - ADR	3.2%	Financial & Business Services	16.8%

Walgreen Co.	3.7%	Federated Investors, Inc.	3.2%	Technology	10.1%

Colgate-Palmolive Co.	3.6%	Anheuser-Busch Cos., Inc.	3.2%	Energy	8.1%

		Top Ten Total	36.1%	PORTFOLIO COMPOSITION

				Common Stock	89.5%

				Cash Equivalents	10.5%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

Relies on unique dual research platform: traditional, in-depth fundamental research plus DRCM’s own GrassrootsSM Research —a proprietary network of 300 reporters and 40,000 industry contacts located in over 35 countries. Portfolios are typically 80% bottom-up and 20% top-down. The top-down process leverages the expertise of our internal economics and investment staff, developing a perspective regarding relative sector performance. Management teams select the individual securities that meet the firm’s valuation discipline and suit strategic sector/industry themes

Past performance is no guarantee of future results. This Fund invests in a diversified portfolio of equities of U.S. companies and may invest up to 25% in foreign securities, which may entail greater risk due to foreign economic and political developments, this risk may be enhanced when investing in emerging markets. This Fund may also invest in derivatives. See page 26 for footnotes, which include additional details.

12.31.02  |  PIMCO RCM Funds Semi-Annual Report     25

Footnotes

Past performance is no guarantee of future results. There is no guarantee that these or any other investment techniques will be effective under all market conditions. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the RCM Funds.  Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages and is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated unless otherwise indicated GrassrootsSM Research is a division of Dresdner RCM Global Investors LLC(“Dresdner RCM”). Research data used by GrassrootsSM to generate GrassrootsSM Research recommendations is received from reporters and field force investigators who work as independent contractors for broker-dealers who supply research to Dresdner RCM and certain affiliates in connection with brokerage services. The information and opinions have been compiled and arrived from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness.Class D shares began for RCM Emerging Markets on 3/99, RCM Europe on 2/02, RCM Global Small-Cap on 2/02, RCM Global Technology on 1/99, RCM International Growth Equity on 3/99, RCM Mid-Cap on 12/00, RCM Tax-Managed 2/99 and RCM Large-Cap Growth on 3/99. These returns represent the blended performance of the Fund’s D shares and the prior performance of the Fund’s Institutional shares, adjusted, as necessary, to reflect D share different operating expenses. The AMEX Biotech Index is an equal-dollar weighted index designed to measure the performance of a cross section in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The MSCI Emerging Markets Free is an unmanaged group of international stocks representing countries with emerging markets whose Gross National Product is substantially below the average of developed countries. The MSCI Europe is a market-capitalization-weighted benchmark index made up of equities from 15 European countries. France, Germany and the United Kingdom represent about two-thirds of the index. The MSCI All Countries World Free Index is a widely recognized, unmanaged index of small capitalization issuers located throughout the world in both developed and emerging markets. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The  MSCI World Small Cap Index is a widely recognized, unmanaged, market capitalization weighted index composed of securities representative of the market structure of developed marketcountries in North America, Europe and the Asia/Pacific region. The MSCI EAFE is a widely recognized, unmanaged index of issuers in the countries of Europe, Australia and the Far East. The Russell Mid-Cap Growth Measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. It is not possible to invest directly into any index. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. Load funds typically offer different share classes, which are subject to different fees & expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. For additional details on the Fund, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund.

26     PIMCO RCM Funds Semi-Annual Report  |  12.31.02

PIMCO Schedule of Investments Class D
RCM Biotechnology Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 93.9%
Healthcare 92.4%
Abgenix, Inc. (a)	169,000	$1,246
Actelion Ltd. (a)	45,100	1,990
Adolor Corp. (a)	181,900	2,467
Affymetrix, Inc. (a)	225,000	5,150
Alexion Pharmaceuticals, Inc.	145,000	2,047
Amgen, Inc. (a)	630,000	30,454
Amylin Pharmaceuticals, Inc. (a)	273,000	4,406
AtheroGenics, Inc.	207,200	1,535
Aventis S.A. (a)	18,200	989
Biogen, Inc. (a)	334,000	13,380
Cell Genesys, Inc. (a)	244,300	2,724
Cephalon, Inc. (a)	135,600	6,599
Charles River Laboratories International, Inc. (a)	70,010	2,694
Cubist Pharmaceuticals, Inc. (a)	123,800	1,019
CV Therapeutics, Inc. (a)	125,000	2,278
Deltagen, Inc. (a)	521,000	250
Enzon Pharmaceuticals, Inc. (a)	152,000	2,541
Esperion Therapeutics, Inc. (a)	240,000	1,706
Genentech, Inc. (a)	339,888	11,271
Genzyme Corp. (a)	291,800	8,629
Gilead Sciences, Inc. (a)	446,800	15,191
ICOS Corp. (a)	158,000	3,699
IDEC Pharmaceuticals Corp. (a)	523,000	17,348
Indevus Pharmaceuticals, Inc. (a)	896,300	1,917
InterMune, Inc. (a)	186,200	4,750
La Jolla Pharmaceutical Co. (a)	260,200	1,691
MedImmune, Inc. (a)	900,000	24,453
Medtronic, Inc.	45,000	2,052
Millennium Pharmaceuticals, Inc. (a)	305,000	2,434
Neurocrine Biosciences, Inc. (a)	92,400	4,221
NPS Pharmaceuticals, Inc. (a)	212,400	5,352
OSI Pharmaceuticals, Inc. (a)	270,000	4,428
Pfizer, Inc.	82,000	2,507
Protein Design Labs, Inc. (a)	475,000	4,038
Rita Medical Systems, Inc. (a)	88,000	444
Scios, Inc. (a)	251,000	8,178
Serono S.A.	15,000	8,039
St. Jude Medical, Inc. (a)	80,000	3,178
Tanox, Inc. (a)	65,000	588
Telik, Inc. (a)	115,800	1,350
The Medicines Co. (a)	192,900	3,090
Transkaryotic Therapies, Inc. (a)	110,500	1,094
Trimeris, Inc. (a)	130,600	5,628
United Therapeutics Corp. (a)	174,700	2,917
Versicor, Inc. (a)	313,100	3,378
Vertex Pharmaceuticals, Inc. (a)	123,000	1,950
Wyeth	93,000	3,478

		240,768

Technology 1.5%
Chiron Corp. (a)	105,000	3,948

Total Common Stocks (Cost $276,203)		244,716

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 5.8%
Repurchase Agreement 5.8%
State Street Bank
1.050% due 01/02/2003	$15,231	$15,231
(Dated 12/31/2002. Collateralized by Sallie Mae 3.375% due 07/15/2004 valued at $15,539. Repurchase proceeds are $15,231.)

Total Short-Term Instruments (Cost $15,231)		15,231

Total Investments 99.7% (Cost $291,434)		$259,947

Other Assets and Liabilities (Net) 0.3%		702

Net Assets 100.0%		$260,649

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     27

PIMCO Schedule of Investments Class D
RCM Emerging Markets Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 81.9%
Brazil 4.0%
Aracruz Celulose S.A. SP - ADR (a)	1,425	$26
Companhia de Bebidas das Americas SP - ADR	2,875	45
Companhia Vale do Rio Doce SP - ADR (a)	1,225	35
Tele Norte Leste Participacoes S.A. SP - ADR (a)	4,800	35

		141

Chile 1.0%
Empresa Nacional de Electricidad S.A. SP - ADR	4,625	36

China 8.6%
China Mobile (Hong Kong) Ltd. (a)	17,000	41
China Mobile (Hong Kong) Ltd. SP - ADR (a)	3,725	45
China Resources Enterprise Ltd. (a)	57,000	50
CNOOC Ltd.	66,000	86
Hainan Meilan Airport Co.	59,000	28
TCL International Holdings Ltd.	170,000	52

		302

Czech Republic 1.8%
Komercni Banka AS (a)	900	63

Hungary 3.0%
Egis Gyogyszergyar	500	31
OTP Bank Rt. (a)	7,600	75

		106

India 10.0%
Cipla Ltd. (a)	1,650	31
Gujarat Ambuja Cements Ltd. (a)	9,900	34
Housing Development Finance Corp. Ltd. (a)	8,500	64
Infosys Technology Ltd. (a)	1,100	109
Ranbaxy Laboratories Ltd. (a)	7,000	87
Reliance Industries Ltd.	4,700	29

		354

Israel 3.8%
Check Point Software Technologies Ltd. (a)	1,350	18
Teva Pharmaceutical Industries Ltd. SP - ADR	3,025	117

		135

Malaysia 2.8%
Gamuda Bhd. (a)	32,500	47
Genting Bhd.	15,000	53

		100

Mexico 6.6%
America Movil S.A. de CV (a)	2,450	35
Cemex S.A. de CV SP - ADR (a)	1,225	26
Grupo Modelo S.A. de CV ‘C’	9,000	22
Telefonos de Mexico S.A. de CV SP - ADR	3,575	114
Wal-Mart de Mexico S.A. de CV ‘V’	15,000	34

		231

Peru 1.2%
Compania de Minas Buenaventura Sau SP - ADR	1,600	42

Russia 3.5%
LUKOIL Holding SP - ADR	1,150	70
Vimpel-Communications SP - ADR (a)	1,650	53

		123

South Africa 7.3%
Anglo American PLC	2,000	30
AngloGold Ltd.	3,100	105
Impala Platinum Holdings Ltd.	1,070	68
Sasol Ltd.	4,500	55

		258

South Korea 15.2%
Korea Electric Power Corp.	2,200	34
KT Corp.	600	26
KT Corp. SP - ADR	2,800	60
POSCO	600	60
Samsung Electronics Co., Ltd. (a)	900	238
Samsung Securities Co., Ltd. (a)	1,400	34
SK Telecom Co., Ltd. SP - ADR	4,000	85

		537

Taiwan 8.5%
Accton Technology Corp.	15,000	15
Compal Electronics, Inc.	91,700	95
Formosa Plastic Corp.	32,000	42
Hon Hai Precision Industry Co.	12,000	41
MediaTek, Inc.	4,000	33
Taiwan Semiconductor Manufacturing Co., Ltd. SP - ADR (a)	2,525	18
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	44,704	55

		299

Thailand 3.7%
Advanced Info. Service Public Co. Ltd. (a)	80,000	66
Brilliance China Automotive Holdings Ltd.	156,000	28
The Siam Cement Public Co.	1,400	38

		132

United States 0.9%
Taro Pharmaceutical Industries (a)	800	30

Total Common Stocks (Cost $2,730)		2,889

SHORT-TERM INSTRUMENTS 9.6%
	Principal Amount (000s)

Repurchase Agreement 9.6%
State Street Bank
1.050% due 01/02/2003	$338	338
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 05/02/2003 valued at $348. Repurchase proceeds are $338.)

Total Short-Term Instruments (Cost $338)		338

Total Investments 91.5% (Cost $3,068)		$3,227

Other Assets and Liabilities (Net) 8.5%		298

Net Assets 100.0%		$3,525

Notes to Schedule of Investments:

(a) Non-income producing security.

28     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
RCM Europe Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS (b)(c) 95.2%
Finland 3.5%
Nokia Oyj SP - ADR (a)	55,950	$867

France 16.7%
Axa (a)	50,875	683
BNP Paribas S.A.	9,325	380
Business Objects S.A. SP - ADR (a)	8,475	127
Essilor International S.A. (a)	12,700	523
L’Oreal S.A. (a)	9,650	735
Pernod Ricard (a)	5,300	513
Sanofi-Synthelabo S.A. (a)	6,525	399
TotalFinaElf S.A. (a)	3,075	439
Vinci (a)	6,875	387

		4,186

Germany 11.9%
Bayerische Motoren Werke AG (a)	15,375	467
Porsche AG	970	403
Puma AG Rudolf Dassler Sport (a)	11,375	776
SAP AG (a)	18,875	368
Schering AG (a)	22,275	969

		2,983

Greece 2.8%
Greek Organization of Football Prognostics	66,770	704

Hungary 1.2%
OTP Bank Rt. (a)	30,000	295

Ireland 2.4%
Ryanair Holdings SP - ADR (a)	15,650	613

Italy 2.4%
Eni SpA (a)	38,325	609

Netherlands 4.0%
ING Groep NV	27,900	473
Koninklijke KPN NV (a)	82,500	537

		1,010

Spain 6.4%
Banco Popular Espanol S.A. (a)	10,800	442
Inditex	28,675	677
Telefonica S.A. (a)	54,000	483

		1,602

Switzerland 12.0%
Credit Suisse Group	19,975	433
Logitech International S.A. (a)	8,300	248
Nestle S.A. (a)	3,275	694
Novartis AG (a)	28,525	1,041
STMicroelectronics NV - NY (a)	6,175	120
UBS AG (a)	9,450	459

		2,995

United Kingdom 31.9%
BP PLC	148,425	1,020
Diageo PLC	46,250	503
GlaxoSmithKline PLC	19,375	372
GlaxoSmithKline PLC - ADR	6,525	244
HSBC Holdings PLC	53,800	595
Man Group PLC	80,000	1,142
Rank Group PLC	138,575	595
Reckitt Benckiser PLC	88,967	1,726
Rio Tinto PLC	12,775	255
Royal Bank of Scotland Group PLC	31,900	764
Vodafone Group PLC	291,075	531
Vodafone Group PLC SP - ADR	13,250	240

		7,987

Total Common Stocks (Cost $23,742)		23,851

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 1.7%
Repurchase Agreement 1.7%
State Street Bank
1.050% due 01/02/2003	$425	425
(Dated 12/31/2002. Collateralized by Freddie Mac 4.500% due 06/15/2003 valued at $437. Repurchase proceeds are $425.)

Total Short-Term Instruments (Cost $425)		425

Total Investments 96.9% (Cost $24,167)		$24,276
Other Assets and Liabilities (Net) 3.1%		774

Net Assets 100.0%		$25,050

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) Foreign forward currency contracts outstanding at December 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Buy	EC	665	01/2003	$3	$0	$3
Sell	SF	111	01/2003	0	0	0
Sell	BP	77	01/2003	0	(1)	(1)

				$3	$(1)	$2

(c) Principal amount denoted in indicated currency:

          BP – British Pound
          EC – Euro
          SF – Swiss Franc

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     29

PIMCO Schedule of Investments Class D
RCM Global Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.9%
Australia 2.4%
BHP Billiton Ltd.	1,775	$10
Commonwealth Bank of Australia	570	9
The News Corporation Ltd.	790	5

		24

Bermuda 0.8%
Accenture Ltd. (a)	425	8

Canada 3.5%
Barrick Gold Corp.	590	9
EnCana Corp.	325	10
Loblaw Cos., Ltd.	220	8
Shoppers Drug Mart Corp. (a)	590	9

		36

China 3.3%
Cathay Pacific Airways Ltd.	5,000	7
China Mobile (Hong Kong) Ltd. (a)	4,000	10
CNOOC Ltd.	8,050	11
Sun Hung Kai Properties	1,000	6

		34

Finland 1.0%
Nokia Corp. (a)	520	8
Nokia Oyj SP - ADR (a)	130	2

		10

France 2.8%
Axa (a)	680	9
BNP Paribas S.A.	205	8
TotalFinaElf S.A. (a)	85	12

		29

Germany 3.6%
Adidas-Salomon AG (a)	155	13
Altana AG (a)	140	6
Bayerische Motoren Werke AG (a)	195	6
Porsche AG	10	4
Schering AG (a)	195	8

		37

Greece 0.5%
Greek Organization of Football Prognostics	490	5

Israel 1.0%
Teva Pharmaceutical Industries Ltd. SP - ADR	270	10

Italy 1.4%
Eni SpA (a)	620	10
Telecom Italia SpA	590	4

		14

Japan 6.3%
Fuji Television Network, Inc.	2	8
KDDI Corp.	2	7
Kyocera Corp. (a)	100	6
Nomura Holdings, Inc. (a)	1,000	11
Shin-Etsu Chemical Co., Ltd.	200	7
SMC Corp.	100	9
Sony Corp.	200	8
Toppan Printing Co. Ltd.	1,000	8

		64

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	160	5

Netherlands 1.1%
Gucci Group	120	11

South Korea 1.1%
Samsung Electronics Ltd. SP - GDR	80	11

Spain 0.5%
Inditex	200	5
Telefonica S.A. (a)	0	0

		5

Switzerland 4.3%
Givaudan AG (a)	21	9
Nestle S.A. (a)	40	8
Novartis AG (a)	335	12
UBS AG (a)	305	15

		44

Taiwan 0.7%
Taiwan Semiconductor Manufacturing Co.
Ltd. SP - ADR (a)	950	7

United Kingdom 11.5%
BP PLC	1,500	10
BP PLC SP - ADR	125	5
Diageo PLC	760	8
HBOS PLC	620	7
HSBC Holdings PLC	800	9
Rank Group PLC	3,250	14
Reckitt Benckiser PLC	720	14
Royal Bank of Scotland Group PLC	500	12
Tesco PLC	2,125	7
Vodafone Group PLC SP- ADR	1,125	20
Willis Group Holdings Ltd. (a)	395	11

		117

United States 49.6%
3M Co.	75	9
AFLAC, Inc.	300	9
AmerisourceBergen Corp.	235	13
Amgen, Inc. (a)	210	10
Anadarko Petroleum Corp.	110	5
Anheuser-Busch Cos., Inc.	250	12
Anthem, Inc. (a)	205	13
Baker Hughes, Inc.	300	10
BellSouth Corp.	300	8
Cardinal Health, Inc.	75	4
Cisco Systems, Inc. (a)	690	9
Citigroup, Inc.	400	14
Coca-Cola Co.	190	8
Colgate-Palmolive Co.	300	16
Costco Wholesale Corp. (a)	360	10
Dell Computer Corp. (a)	250	7
Electronic Arts, Inc. (a)	205	10
Exxon Mobil Corp.	220	8
Fannie Mae	170	11
Fifth Third Bancorp.	85	5
Franklin Resources, Inc.	208	7
General Dynamics Corp.	120	10
General Electric Co.	540	13
General Mills, Inc.	175	8
Hewlett-Packard Co.	395	7
Johnson & Johnson	245	13
Lockheed Martin Corp.	165	10
Mattel, Inc.	500	10
Medtronic, Inc.	145	7
Merrill Lynch & Co.	200	8
Microsoft Corp. (a)	640	33
Noble Corp. (a)	300	11
PepsiCo, Inc.	235	10
Pfizer, Inc.	1,020	31
Pharmacia Corp.	220	9
Procter & Gamble Co.	200	17
QUALCOMM, Inc. (a)	260	9
Starbucks Corp. (a)	620	13
Symantec Corp. (a)	210	9
Travelers Property Casualty Corp. (a)	783	11
United Parcel Service, Inc.	100	6
United Technologies Corp.	205	13
Viacom, Inc. (a)	275	11
Wal-Mart Stores, Inc.	265	13
Wells Fargo & Co.	190	9
Wyeth	415	16

		505

Total Common Stocks (Cost $996)		976

30     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 10.0%
Repurchase Agreement 10.0%
State Street Bank
1.050% due 01/02/2003	$102	$102
(Dated 12/31/2002. Collateralized by Fannie Mae 2.200% due 08/06/2003 valued at $106. Repurchase proceeds are $102.)

Total Short-Term Instruments (Cost $102)		102

Total Investments 105.9% (Cost $1,098)		$1,078
Other Assets and Liabilities (Net) (5.9%)		(60)

Net Assets 100.0%		$1,018

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     31

PIMCO Schedule of Investments Class D
 RCM Global Healthcare Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.5%
Canada 0.9%
Axcan Pharma, Inc. (a)	114,400	$1,346

France 1.6%
Aventis S.A. (a)	42,000	2,283

Israel 2.3%
Teva Pharmaceutical Industries Ltd. SP - ADR	86,500	3,340

United States 91.7%
Abbott Laboratories	55,300	2,212
Adolor Corp. (a)	47,600	645
AdvancePCS (a)	91,500	2,032
Allergan, Inc.	37,500	2,161
American Pharmaceutical Partners, Inc. (a)	37,500	667
AmerisourceBergen Corp.	102,400	5,561
Amgen, Inc. (a)	105,000	5,076
Anthem, Inc. (a)	22,500	1,415
Barr Laboratories, Inc. (a)	12,800	833
Biogen, Inc. (a)	86,600	3,469
Biovail Corp. (a)	70,000	1,849
Boston Scientific Corp. (a)	69,400	2,951
Cardinal Health, Inc.	66,600	3,942
Cephalon, Inc. (a)	27,100	1,319
Charles River Laboratories International, Inc. (a)	43,800	1,685
Enzon Pharmaceuticals, Inc. (a)	94,000	1,572
Forest Laboratories, Inc. (a)	14,900	1,463
Genentech, Inc. (a)	95,100	3,154
Gilead Sciences, Inc. (a)	122,700	4,172
HCA, Inc.	101,000	4,191
IDEC Pharmaceuticals Corp. (a)	92,000	3,052
Impax Laboratories, Inc.	158,300	636
InterMune, Inc (a)	41,600	1,061
Johnson & Johnson	95,000	5,102
Kyphon, Inc. (a)	142,200	1,214
MedImmune, Inc. (a)	133,400	3,624
Medtronic, Inc.	130,000	5,928
Merck & Co., Inc.	90,800	5,140
Mylan Laboratories, Inc.	48,500	1,693
OSI Pharmaceuticals, Inc. (a)	71,400	1,171
Pfizer, Inc.	326,500	9,981
Pharmaceutical Resources, Inc. (a)	30,900	921
Pharmacia Corp.	169,900	7,102
Rita Medical Systems, Inc. (a)	113,000	571
Schering-Plough Corp.	130,400	2,895
Scios, Inc. (a)	26,600	867
St. Jude Medical, Inc. (a)	110,000	4,369
Stryker Corp.	29,800	2,000
Therasense, Inc. (a)	160,600	1,341
Trimeris, Inc. (a)	17,000	733
UnitedHealth Group, Inc. (a)	43,100	3,599
Urologix, Inc. (a)	116,500	386
Varian Medical Systems, Inc. (a)	50,700	2,515
VCA Antech, Inc. (a)	78,300	1,175
WellPoint Health Networks, Inc. (a)	57,900	4,120
Wright Medical Group, Inc.	44,100	770
Wyeth	206,600	7,727
Zimmer Holdings, Inc. (a)	39,400	1,636

		131,698

Total Investments 96.5% (Cost $146,095)		$138,667
Other Assets and Liabilities (Net) 3.5%		5,015

Net Assets 100.0%		$143,682

Notes to Schedule of Investments:

(a) Non-income producing security.

32    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
 RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Australia 3.4%
BHP Steel Ltd.	42,500	$77
Jupiters Limited	19,000	59
Newcrest Mining Ltd. (a)	32,500	132

		268

Canada 3.4%
Axcan Pharma, Inc. (a)	13,000	153
Ultra Petroleum Corp. (a)	11,500	114

		267

China 4.1%
China Pharmaceutical Enterprise	375,000	67
Hainan Meilan Airport Co.	128,000	61
TCL International Holdings Ltd.	410,000	126
Television Broadcasting	21,000	66

		320

Denmark 1.2%
Jyske Bank	3,500	95

France 0.5%
Companie Generale de Geophysique S.A. (a)	2,200	36

Germany 2.4%
Puma AG Rudolf Dassler Sport (a)	1,600	109
Singulus Technologies AG	6,000	79

		188

Greece 0.7%
Intralot S.A. (a)	4,500	57

Hungary 0.7%
Egis Gyogyszergyar	950	59

Italy 2.5%
Amplifon SpA	4,300	76
Cassa di Risparmio di Firenze	62,000	76
Merloni Elettrodomestici SpA	4,500	47

		199

Japan 15.4%
Bandai Co. Ltd.	3,000	103
Citizen Electronics Co. Ltd.	1,100	79
Daidoh Ltd.	18,000	92
Drake Beam Morin - Japan, Inc.	1,200	44
Dydo Drinco, Inc.	3,500	63
F.C.C. Co. Ltd.	2,500	53
Hamakyorex Company	4,000	69
Nihon Trim Co.	2,200	107
Nissin Co., Ltd.	12,500	87
NS Solutions Corp.	1,600	80
Office Building Fund of Japan, Inc.	20	105
SKY Perfect Communications, Inc. (a)	110	83
The Goodwill Group, Inc. (a)	26	82
Tsumura & Co.	6,000	55
Xebio Co. Ltd.	5,500	102

		1,204

Mexico 0.5%
Grupo Industrial Saltillo, S.A.	28,500	41

Netherlands 2.0%
James Hardie Industries NV	40,000	154

Norway 1.5%
Smedvig ASA	12,500	60
Tandberg ASA (a)	10,000	58

		118

Russia 0.5%
Vimpel-Communications SP - ADR (a)	1,200	38

South Korea 1.8%
Cheil Communication, Inc.	500	39
Daishin Securities Co.	3,000	36
KEC Corp.	2,000	67

		142

Spain 0.8%
Baron de Ley	2,100	60

Sweden 0.9%
Getinge AB ‘B’	3,600	74

Switzerland 1.0%
Logitech International S.A. (a)	2,500	75

United Kingdom 2.4%
Bovis Homes Group PLC	12,500	72
Game Group PLC	32,500	19
Luminar PLC	7,500	47
Woolworths Group PLC	85,000	50

		188

United States 51.9%
Adaptec, Inc. (a)	7,000	40
Alliance Data Systems Corp. (a)	3,800	67
American Italian Pasta Co. ‘A’ (a)	3,500	126
American Pharmaceutical Partners, Inc. (a)	2,500	44
Career Education Corp. (a)	3,600	144
Choice Hotels International, Inc. (a)	4,000	91
Cooper Cos., Inc.	3,200	80
Cymer, Inc. (a)	1,200	39
Dial Corp.	4,500	92
EDO Corp.	3,500	73
Entercom Communications Corp. (a)	900	42
Enzon Pharmaceuticals, Inc. (a)	5,000	84
First Industrial Realty Trust, Inc.	3,000	84
GlobespanVirata, Inc. (a)	10,500	46
Grey Wolf, Inc. (a)	32,500	130
Hilb, Regal & Hamilton Co.	2,000	82
Horizon Offshore, Inc. (a)	1,100	5
ICON PLC SP - ADR	3,000	81
Integrated Circuit Systems, Inc. (a)	2,000	36
InVision Technologies, Inc. (a)	3,300	87
JetBlue Airways Corp. (a)	2,500	67
Knight Transportation, Inc. (a)	4,400	92
Kroll, Inc. (a)	3,500	67
K-V Pharmaceutical Co. (a)	4,000	93
Lattice Semiconductor Co. (a)	6,000	53
LifePoint Hospitals, Inc. (a)	2,000	60
ManTech International Corp. (a)	3,500	67
National-Oilwell, Inc. (a)	5,100	111
NBTY, Inc. (a)	4,500	79
Neurocrine Biosciences, Inc. (a)	1,000	46
NS Group, Inc.	7,000	46
OSI Pharmaceuticals, Inc. (a)	3,500	57
PETCO Animal Supplies, Inc. (a)	1,800	42
Platinum Underwriters Holdings, Ltd. (a)	2,500	66
Prosperity Bancshares, Inc.	3,500	66
Quicksilver Resources, Inc.	2,000	45
Railamerica, Inc. (a)	12,500	90
Renal Care Group, Inc. (a)	2,700	85
RPM, Inc.	5,800	89
Scios, Inc. (a)	1,900	62
Skywest, Inc.	3,000	39
Skyworks Solutions, Inc. (a)	5,000	43
Sonic Automotive, Inc. (a)	4,500	67
Sterling Bancshares, Inc.	6,000	73
Swift Transportation Co., Inc. (a)	2,500	50
Sybase, Inc. (a)	5,000	67
Taro Pharmaceutical Industries (a)	3,000	113
The Gymboree Corp. (a)	4,500	71
The Titan Corp. (a)	9,000	94
Trimeris, Inc. (a)	1,300	56
Unit Corp. (a)	4,000	74
United Natural Foods, Inc. (a)	5,000	127
UTStarcom, Inc. (a)	3,500	69
VCA Antech, Inc. (a)	8,200	123
Waste Connections, Inc. (a)	1,600	62
Wintrust Financial Corp.	2,500	78

		4,062

Total Common Stocks (Cost $7,500)		7,645

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     33

PIMCO Schedule of Investments Class D (Cont.)
RCM Global Small-Cap Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.0%
Repurchase Agreement 2.0%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 5.260% due 10/02/2003 valued at $162. Repurchase proceeds are $157.)	$157	$157

Total Short-Term Instruments (Cost $157)		157

Total Investments 99.6% (Cost $7,657)		$7,802
Other Assets and Liabilities (Net) 0.4%		31

Net Assets 100.0%		$7,833

Notes to Schedule of Investments:

(a) Non-income producing security.

34    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
 RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.6%
Bangladesh 0.9%
Marvell Technology Group Ltd. (a)	103,640	$1,955
Bermuda 3.1%
Accenture Ltd. (a)	72,490	1,304
Tyco International Ltd.	309,490	5,286

		6,590

Finland 2.1%
Nokia Oyj SP - ADR (a)	288,390	4,470

France 0.5%
Business Objects S.A. SP - ADR (a)	71,000	1,065

Germany 2.7%
SAP AG (a)	285,800	5,573
T-Online	24,600	137

		5,710

India 3.1%
Infosys Technologies Ltd. SP - ADR	1,820	127
Merrill Lynch & Co. - Warrant Infosys Technologies Ltd. Exp. 09/05/2005	42,000	4,177
Merrill Lynch & Co. - Warrant Satyam Computer Services Ltd. Exp. 11/04/2005 (a)	400,000	2,317

		6,621

Japan 3.8%
Canon, Inc.	25,900	976
Hirose Electric Co., Ltd.	7,800	595
Kyocera Corp. (a)	5,750	335
Mabuchi Motor Co., Ltd.	7,800	718
Ricoh Co., Ltd.	14,000	230
Rohm Co.	5,000	637
Softbank Corp.	61,600	703
Tokyo Electron Ltd.	1,100	50
Trend Micro Inc.	15,000	257
Yahoo Japan Corp. (a)	291	3,629

		8,130

Netherlands 0.1%
ASM International NV (a)	15,920	205

South Korea 2.2%
Samsung Electronics Ltd. SP - GDR	35,100	4,686

Switzerland 1.4%
Logitech International S.A. (a)	3,460	103
STMicroelectronics NV - NY (a)	151,840	2,962

		3,065

Taiwan 0.1%
Taiwan Semiconductor Manufacturing Co. Ltd.SP - ADR (a)	24,400	172
United Microelectronics Corp. SP - ADR	9,500	32

		204

United Kingdom 1.4%
Misys PLC	1,079,410	3,058

United States 73.2%
Affiliated Computer Services, Inc. ‘A’ (a)	93,630	4,930
Alcatel Alsthom SP - ADR	948,290	4,210
Alliant Techsystems, Inc. (a)	19,475	1,214
Amazon.com, Inc. (a)	4,500	85
AOL Time Warner, Inc. (a)	142,980	1,873
Automatic Data Processing, Inc.	1,600	63
BEA Systems, Inc. (a)	112,550	1,291
CDW Computer Centers, Inc. (a)	7,750	340
CIENA Corp. (a)	1,000	5
Cisco Systems, Inc. (a)	998,380	13,079
Computer Sciences Corp. (a)	26,430	911
Concord EFS, Inc. (a)	25,820	406
Cypress Semiconductor Corp. (a)	142,210	813
Dell Computer Corp. (a)	199,930	5,346
eBay, Inc. (a)	74,470	5,051
Electronic Arts, Inc. (a)	1,330	66
Emulex Corp. (a)	63,300	1,174
Expedia, Inc. (a)	68,690	4,597
First Data Corp.	6,400	227
Foundry Networks, Inc. (a)	319,070	2,246
Gilead Sciences, Inc. (a)	64,320	2,187
GlobespanVirata, Inc. (a)	103,600	457
Hewlett-Packard Co.	590,620	10,253
IBM Corp.	58,990	4,572
Integrated Circuit Systems, Inc. (a)	131,630	2,402
Intel Corp.	677,220	10,544
Internet Securities Systems, Inc. (a)	120,930	2,217
Inter-Tel, Inc.	2,500	52
Intuit, Inc. (a)	46,210	2,168
iShares NASDAQ Biotechnolgy Index Fund	76,530	3,777
Jabil Circuit, Inc. (a)	133,440	2,391
KLA-Tencor Corp. (a)	7,500	265
L-3 Communications Holdings, Inc. (a)	2,200	99
Leapfrog Enterprises, Inc.	17,990	452
Lockheed Martin Corp.	32,960	1,903
Maxim Integrated Products, Inc.	84,240	2,783
McData Corp. ‘A’ (a)	4,600	33
Mercury Interactive Corp. (a)	91,320	2,702
Microchip Technology, Inc.	93,155	2,278
Micron Technology, Inc. (a)	12,150	118
Microsoft Corp. (a)	335,120	17,326
Motorola, Inc.	22,500	195
NetIQ Corp. (a)	38,520	476
Network Associates, Inc. (a)	226,110	3,638
Oracle Corp. (a)	90,000	972
Overture Services, Inc. (a)	91,290	2,493
Paychex, Inc.	2,000	56
PeopleSoft, Inc. (a)	12,560	230
QLogic Corp. (a)	4,490	155
QUALCOMM, Inc. (a)	144,070	5,243
Raytheon Co.	58,510	1,799
Red Hat, Inc. (a)	229,360	1,356
RF Micro Devices, Inc. (a)	7,176	52
Semiconductor HOLDRs Trust	127,700	2,829
Skyworks Solutions, Inc. (a)	136,370	1,176
Symantec Corp. (a)	78,940	3,193
Texas Instruments, Inc.	7,300	110
The BISYS Group, Inc. (a)	87,350	1,389
The Titan Corp. (a)	8,900	93
Unisys Corp. (a)	25,960	257
USA Interactive (a)	92,780	2,121
UTStarcom, Inc. (a)	381,810	7,571
VeriSign, Inc. (a)	119,230	956
VERITAS Software Corp. (a)	6,690	104
Xilinx, Inc. (a)	96,570	1,982
Yahoo, Inc. (a)	94,630	1,547

		156,899

Total Common Stocks (Cost $186,067)		202,658

PURCHASED CALL OPTIONS 0.1%
	# of Contracts

NASDAQ 100 Index
Strike @ 27.000 Exp. 01/18/2003	15,000	225

Total Purchased Call Options (Cost $3,350)		225

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report      35

PIMCO Schedule of Investments Class D (Cont.)
RCM Global Technology Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 6.4%
Repurchase Agreement 6.4%
State Street Bank
1.050% due 01/02/2003	$13,649	$13,649
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 3.625% due 09/30/2004 valued at $13,925. Repurchase proceeds are $13,649.)

Total Short-Term Instruments (Cost $13,649)		13,649

Total Investments 101.1% (Cost $203,066)		$216,532
Other Assets and Liabilities (Net) (1.1%)		(2,376)

Net Assets 100.0%		$214,156

Notes to Schedule of Investments (amounts in thousands, except number of contracts and shares):

(a) Non-income producing security.

(b) Premiums received on written options:

Type	# of Contracts	Premium	Value

Call - CBOT Intuit, Inc.Strike @ 50.000 Exp. 01/18/2003	462	$142	$21
Call - CBOT UTStarcom, Inc.Strike @ 17.500 Exp. 02/22/2003	2,304	500	708
Put - CBOT Cisco Systems, Inc.Strike @ 7.500 Exp. 01/18/2003	3,300	274	17

		$916	$746

(c) Short sales open at December 31, 2002 were as follows:

Type	Shares	Value	Proceeds

NASDAQ 100 Trust	40,200	$980	$1,046
Semiconductor HOLDRs Trust	41,100	910	1,041

		$1,890	$2,087

36    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
 RCM International Growth Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 96.9%
Australia 4.1%
Amcor Ltd.	210,425	$1,006
National Australia Bank Ltd.	46,072	824
The News Corporation Ltd.	95,200	615
Westpac Banking Corp. Ltd.	70,275	544

		2,989

Bermuda 1.0%
Accenture Ltd. (a)	40,950	737

Brazil 0.7%
Companhia Vale do Rio Doce SP - ADR (a)	17,875	516

Canada 1.3%
EnCana Corp.	18,075	558
Loblaw Cos., Ltd.	11,250	381

		939

China 3.5%
Cathay Pacific Airways Ltd.	403,000	550
China Mobile (Hong Kong) Ltd. (a)	147,000	351
CNOOC Ltd.	1,031,500	1,349
Sun Hung Kai Properties	60,000	355

		2,605

Finland 1.7%
Nokia Corp. (a)	76,480	1,216

France 11.3%
Aventis S.A. (a)	15,877	863
Axa (a)	41,050	551
BNP Paribas S.A.	24,008	978
Carrefour S.A.	4,800	214
Essilor International S.A. (a)	20,900	861
Lafarge S.A.	5,163	389
L’Oreal S.A. (a)	14,850	1,131
Pernod Ricard (a)	5,950	576
Sanofi-Synthelabo S.A. (a)	12,300	752
TotalFinaElf S.A. (a)	10,200	1,457
Vinci (a)	9,625	542

		8,314

Germany 6.4%
Adidas-Salomon AG (a)	9,975	861
Altana AG (a)	19,425	887
Bayerische Motoren Werke AG (a)	22,325	677
Porsche AG	960	399
SAP AG (a)	8,825	699
Schering AG (a)	26,650	1,159

		4,682

Greece 0.8%
Greek Organization of Football Prognostics	57,300	604

Ireland 0.5%
CRH PLC	29,137	359

Israel 1.7%
Teva Pharmaceutical Industries Ltd. SP - ADR	31,975	1,235

Italy 5.2%
Eni SpA (a)	149,625	2,379
Telecom Italia Mobile SpA	143,428	655
Telecom Italia SpA	58,759	446
Telecom Italia SpA - RNC	71,600	361

		3,841

Japan 19.0%
Bridgestone Corp.	56,000	694
Credit Saison Co. Ltd.	21,100	360
Fuji Photo Film Co.	31,000	1,011
Honda Motor Co. Ltd.	6,300	233
KDDI Corp.	181	587
Kyocera Corp. (a)	13,000	757
Mabuchi Motor Co. Ltd.	8,200	755
Marui Co. Ltd.	55,400	542
Millea Holdings, Inc. (a)	46	331
Murata Manufacturing Co. Ltd.	3,100	121
Nippon Unipac Holding	140	608
Nomura Holdings, Inc. (a)	52,000	585
NTT DoCoMo, Inc.	180	332
Orix Corp.	3,400	219
Ricoh Co. Ltd.	46,000	755
Secom	8,500	291
Shin-Etsu Chemical Co., Ltd.	23,500	770
Shiseido Co. Ltd.	46,000	598
SMC Corp.	6,500	610
Sony Corp.	23,300	974
Tokyo Broadcasting System, Inc.	58,000	729
Toppan Printing Co. Ltd.	99,000	745
Toyota Motor Corp.	49,500	1,331

		13,938

Mexico 0.5%
Telefonos de Mexico S.A. de CV SP - ADR	11,700	374

Netherlands 2.8%
ING Groep NV	40,745	690
Koninklijke KPN NV (a)	86,125	560
Unilever NV	13,160	809

		2,059

Portugal 0.1%
Portugal Telecom S.A. (a)	13,490	93

Singapore 0.5%
DBS Group Holdings Ltd.	64,000	406

South Korea 2.8%
Kookmin Bank (a)	990	35
KT Corp.	2,000	85
KT Corp. SP - ADR	13,350	288
POSCO	5,000	124
Samsung Display Devices Co.	5,610	324
Samsung Electronics Co., Ltd. (a)	4,575	1,211

		2,067

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	34,139	327
Banco Popular Espanol S.A. (a)	15,075	616
Inditex	27,525	650
Telefonica S.A. (a)	62,325	558

		2,151

Switzerland 8.8%
Adecco S.A. (a)	9,125	358
Credit Suisse Group	16,625	361
Nestle S.A. (a)	7,900	1,674
Novartis AG (a)	50,475	1,842
STMicroelectronics NV	90	2
STMicroelectronics NV - NY (a)	1,486	29
Swisscom AG	1,428	414
UBS AG (a)	36,300	1,764

		6,444

United Kingdom 21.3%
AstraZeneca PLC	12,377	442
AstraZeneca PLC SP - ADR (a)	1,426	50
Barclays PLC	72,400	449
BHP Billiton PLC	144,747	773
BP PLC	251,450	1,728
British Sky Broadcasting Group PLC (a)	16,400	169
Compass Group PLC (a)	50,000	266
Diageo PLC	83,800	911
Dixons Group PLC	168,284	393
GlaxoSmithKline PLC	65,165	1,250
HSBC Holdings PLC	102,900	1,137
Man Group PLC	56,075	801
Rank Group PLC	185,200	795
Reckitt Benckiser PLC	135,025	2,619
Rio Tinto PLC	31,000	619
Royal Bank of Scotland Group PLC	46,050	1,103
Tesco PLC	233,625	730
Vodafone Group PLC	759,114	1,384

		15,619

Total Investments 96.9% (Cost $78,797)		$71,188

Other Assets and Liabilities (Net) 3.1%		2,257

Net Assets 100.0%		$73,445

Notes to Schedule of Investments:
(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report      37

PIMCO Schedule of Investments Class D
 RCM Large-Cap Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.4%
Aerospace 3.7%
General Dynamics Corp.	73,350	$5,822
Lockheed Martin Corp.	7,700	445
United Technologies Corp.	77,450	4,797

		11,064

Capital Goods 3.3%
3M Co.	14,800	1,825
General Electric Co.	322,500	7,853

		9,678

Communications 2.0%
SBC Communications, Inc.	96,800	2,624
Vodafone Group PLC SP - ADR	180,600	3,272

		5,896

Consumer Discretionary 7.8%
Costco Wholesale Corp. (a)	49,400	1,386
Electronic Arts, Inc. (a)	56,150	2,795
Kohl’s Corp. (a)	23,450	1,312
Lowe’s Cos., Inc.	37,150	1,393
Mattel, Inc.	82,100	1,572
Nike, Inc.	21,050	936
Starbucks Corp. (a)	126,400	2,576
The Home Depot, Inc.	57,700	1,383
Wal-Mart Stores, Inc.	193,625	9,780

		23,133

Consumer Services 1.2%
Viacom, Inc. (a)	85,350	3,479

Consumer Staples 18.2%
Anheuser-Busch Cos., Inc.	214,200	10,367
Coca-Cola Co.	83,000	3,637
Colgate-Palmolive Co.	141,675	7,428
Gillette Co.	59,850	1,817
Kraft Foods, Inc. (a)	130,525	5,081
PepsiCo, Inc.	241,400	10,192
Procter & Gamble Co.	54,550	4,688
SYSCO Corp.	189,300	5,639
Walgreen Co.	161,700	4,720

		53,569

Energy 6.9%
Anadarko Petroleum Corp.	57,925	2,775
Baker Hughes, Inc.	153,375	4,937
BP PLC SP - ADR	77,500	3,150
ChevronTexaco Corp.	33,600	2,234
Exxon Mobil Corp.	101,000	3,529
Noble Corp. (a)	66,600	2,341
Schlumberger Ltd.	35,000	1,473

		20,439

Financial & Business Services 14.0%
Accenture Ltd. (a)	105,300	1,894
American International Group, Inc.	122,100	7,063
Automatic Data Processing, Inc.	60,675	2,382
Citigroup, Inc.	158,950	5,593
Fannie Mae	146,100	9,399
Fifth Third Bancorp.	38,500	2,254
Franklin Resources, Inc.	64,200	2,188
Marsh & McLennan Cos., Inc.	103,700	4,792
Merrill Lynch & Co.	46,500	1,765
Wells Fargo & Co.	85,000	3,984

		41,314

Healthcare 25.1%
Abbott Laboratories	45,400	1,816
AmerisourceBergen Corp.	22,600	1,227
Amgen, Inc. (a)	117,625	5,686
Baxter International, Inc.	26,800	750
Cardinal Health, Inc.	92,550	5,478
Genentech, Inc. (a)	46,950	1,557
IDEC Pharmaceuticals Corp. (a)	9,050	300
Johnson & Johnson	157,375	8,453
MedImmune, Inc. (a)	49,100	1,334
Medtronic, Inc.	72,100	3,288
Pfizer, Inc.	507,025	15,500
Pharmacia Corp.	233,700	9,769
Schering-Plough Corp.	130,900	2,906
Teva Pharmaceutical Industries Ltd. SP - ADR	105,600	4,077
WellPoint Health Networks, Inc. (a)	19,300	1,373
Wyeth	278,800	10,427

		73,941

Technology 11.6%
Cisco Systems, Inc. (a)	185,575	2,431
Dell Computer Corp. (a)	155,675	4,163
IBM Corp.	34,550	2,678
Intel Corp.	169,125	2,633
Maxim Integrated Products, Inc.	52,000	1,718
Microsoft Corp. (a)	297,225	15,367
Oracle Corp. (a)	135,300	1,461
QUALCOMM, Inc. (a)	70,325	2,559
VERITAS Software Corp. (a)	76,700	1,198

		34,208

Transportation 1.6%
United Parcel Service, Inc.	74,550	4,703

Total Common Stocks (Cost $317,710)		281,424

SHORT-TERM INSTRUMENTS 3.9%
	Principal Amount (000s)

Repurchase Agreement 3.9%
State Street Bank
1.050% due 01/02/2003	$11,414	11,414
(Dated 12/31/2002. Collateralized by Fannie Mae 5.000% due 02/03/2003 valued at
$11,643. Repurchase proceeds are $11,414.)
Total Short-Term Instruments (Cost $11,414)		11,414

Total Investments 99.3% (Cost $329,124)		$292,838

Other Assets and Liabilities (Net) 0.7%		2,078

Net Assets 100.0%		$294,916

Notes to Schedule of Investments:
(a) Non-income producing security.

38    PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
 RCM Mid-Cap Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Aerospace 1.6%
Alliant Techsystems, Inc. (a)	49,030	$3,057

Capital Goods 7.5%
American Standard Cos., Inc. (a)	33,000	2,348
Danaher Corp.	57,600	3,784
Monsanto Co.	134,500	2,589
SPX Corp. (a)	63,500	2,377
Weatherford International, Inc. (a)	78,500	3,134

		14,232

Communications 2.8%
CenturyTel, Inc.	15,000	441
Cox Radio, Inc. (a)	81,500	1,859
Entercom Communications Corp. (a)	55,000	2,581
Overture Services, Inc. (a)	14,780	404

		5,285

Consumer Discretionary 12.9%
AdvancePCS (a)	110,800	2,461
Bed, Bath & Beyond, Inc. (a)	15,800	546
CDW Computer Centers, Inc. (a)	10,390	456
Coach, Inc. (a)	70,900	2,334
Dollar Tree Stores, Inc. (a)	117,600	2,889
Electronic Arts, Inc. (a)	30,700	1,528
Family Dollar Stores, Inc.	24,000	749
Linens `n Things, Inc. (a)	93,300	2,109
Mattel, Inc.	184,400	3,531
Outback Steakhouse, Inc.	77,400	2,666
Starbucks Corp. (a)	93,700	1,910
TJX Companies., Inc.	93,500	1,825
Williams-Sonoma, Inc. (a)	57,400	1,556

		24,560

Consumer Services 4.9%
BearingPoint, Inc.	93,800	647
Career Education Corp. (a)	57,700	2,308
Hilton Hotels Corp.	200,500	2,548
Manpower, Inc.	21,900	699
Starwood Hotels & Resorts Worldwide, Inc.	121,500	2,884
Univision Communications, Inc. ‘A’ (a)	15,000	367

		9,453

Consumer Staples 4.3%
Coca-Cola Enterprises, Inc.	155,300	3,373
Dean Foods Co. (a)	87,400	3,243
Hershey Foods Corp.	22,300	1,504

		8,120

Energy 10.0%
Anadarko Petroleum Corp.	55,000	2,634
BJ Services Co. (a)	61,200	1,977
EOG Resources, Inc.	80,200	3,202
Nabors Industries Ltd. (a)	92,300	3,255
Noble Corp. (a)	60,500	2,127
Patterson-UTI Energy, Inc. (a)	50,000	1,508
Smith International, Inc. (a)	62,400	2,035
XTO Energy, Inc.	96,300	2,379

		19,117

Financial & Business Services 12.8%
ARAMARK Corp. ‘B’ (a)	104,150	2,447
Charter One Financial, Inc.	81,500	2,341
City National Corp.	36,200	1,592
Concord EFS, Inc. (a)	35,000	551
Federated Investors, Inc.	29,400	746
Fiserv, Inc. (a)	86,200	2,926
Franklin Resources, Inc.	41,700	1,421
Investors Financial Services Corp.	20,600	564
Lamar Advertising Co. (a)	85,300	2,869
Perot Systems Corp. (a)	161,500	1,731
Platinum Underwriters Holdings, Ltd. (a)	12,600	332
SLM Corp.	7,000	727
SouthTrust Corp.	12,700	316
TCF Financial Corp.	48,900	2,136
W.R. Berkley Corp.	7,000	277
Willis Group Holdings Ltd. (a)	122,000	3,498

		24,474

Healthcare 23.1%
Aetna, Inc.	47,000	1,933
Allergan, Inc.	8,000	461
AmerisourceBergen Corp.	70,000	3,802
Anthem, Inc. (a)	51,400	3,233
Biogen, Inc. (a)	9,600	385
Biomet, Inc.	16,600	$476
Boston Scientific Corp. (a)	65,300	2,777
Cephalon, Inc. (a)	17,500	852
Genzyme Corp. (a)	56,700	1,677
Gilead Sciences, Inc. (a)	52,000	1,768
ICOS Corp. (a)	9,500	222
IDEC Pharmaceuticals Corp. (a)	52,300	1,735
King Pharmaceuticals, Inc. (a)	68,700	1,181
MedImmune, Inc. (a)	70,800	1,924
Quest Diagnostics, Inc. (a)	12,200	694
St. Jude Medical, Inc. (a)	101,000	4,012
Stryker Corp.	22,000	1,477
Teva Pharmaceutical Industries Ltd. SP - ADR	53,000	2,046
Triad Hospitals, Inc. (a)	93,000	2,774
Universal Health Services, Inc. ‘B’ (a)	77,000	3,473
Varian Medical Systems, Inc. (a)	24,100	1,195
WellPoint Health Networks, Inc. (a)	52,400	3,729
Zimmer Holdings, Inc. (a)	56,300	2,338

		44,164

Materials & Processing 0.2%
Pactiv Corp. (a)	15,000	328

Technology 16.9%
Affiliated Computer Services, Inc. ‘A’ (a)	64,060	3,373
BEA Systems, Inc. (a)	191,500	2,196
Computer Sciences Corp. (a)	9,270	319
Emulex Corp. (a)	67,200	1,247
Foundry Networks, Inc. (a)	164,750	1,160
Infosys Technologies Ltd. SP - ADR	3,620	252
Integrated Circuit Systems, Inc. (a)	52,870	965
Intersil Corp. (a)	84,830	1,183
Intuit, Inc. (a)	40,860	1,917
Jabil Circuit, Inc. (a)	25,940	465
Marvell Technology Group Ltd. (a)	16,420	310
Mercury Interactive Corp. (a)	52,010	1,539
Microchip Technology, Inc.	63,250	1,546
Molex, Inc.	62,760	1,249
Network Appliance, Inc. (a)	35,800	358
Network Associates, Inc. (a)	40,500	652
PeopleSoft, Inc. (a)	118,150	2,163
QLogic Corp. (a)	11,310	390
Semtech Corp. (a)	32,600	356
SunGard Data Systems, Inc. (a)	62,400	1,470
Symantec Corp. (a)	53,970	2,183
The BISYS Group, Inc. (a)	184,500	2,934
THQ, Inc. (a)	79,500	1,053
UTStarcom, Inc. (a)	108,440	2,150
VERITAS Software Corp. (a)	30,600	478
Xilinx, Inc. (a)	19,500	400

		32,308

Transportation 0.6%
Swift Transportation Co., Inc. (a)	56,500	1,131

Total Common Stocks (Cost $192,158)		186,229

SHORT-TERM INSTRUMENTS 2.3%
	Principal Amount (000s)
Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$4,517	$4,517
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.060% due 11/21/2003 valued at $4,612. Repurchase proceeds are $4,517.)

Total Short-Term Instruments (Cost $4,517)		4,517

Total Investments 99.9% (Cost $196,675)		$190,746

Other Assets and Liabilities (Net) 0.1%		116

Net Assets 100.0%		$190,862

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     39

PIMCO Schedule of Investments Class D
 RCM Tax-Managed Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 89.2%
Aerospace 2.3%
United Technologies Corp.	2,725	$169

Capital Goods 2.8%
General Electric Co.	8,200	200

Communications 1.8%
Nokia Oyj SP - ADR (a)	3,500	54
Vodafone Group PLC SP- ADR	4,000	73

		127

Consumer Discretionary 3.8%
Costco Wholesale Corp. (a)	2,250	63
Harley-Davidson, Inc.	2,500	116
Starbucks Corp. (a)	1,850	38
The Home Depot, Inc.	2,500	60

		277

Consumer Services 1.5%
Viacom, Inc. (a)	2,600	106

Consumer Staples 17.4%
Anheuser-Busch Cos., Inc.	4,700	227
Colgate-Palmolive Co.	5,000	262
PepsiCo, Inc.	5,100	215
SYSCO Corp.	9,500	283
Walgreen Co.	9,175	268

		1,255

Energy 8.0%
Baker Hughes, Inc.	4,200	135
BJ Services Co. (a)	6,300	204
BP PLC SP - ADR	5,900	240

		579

Financial & Business Services 16.8%
Accenture Ltd. (a)	8,300	149
American International Group, Inc.	1,800	104
Automatic Data Processing, Inc.	4,900	192
Federated Investors, Inc.	9,000	228
Freddie Mac	2,950	174
Merrill Lynch & Co.	2,000	76
North Fork Bancorp., Inc.	3,300	111
Willis Group Holdings Ltd. (a)	6,100	175

		1,209

Healthcare 23.3%
Amgen, Inc. (a)	2,800	135
Baxter International, Inc.	4,000	112
Genentech, Inc. (a)	1,050	35
International Flavors & Fragrances	6,200	218
Johnson & Johnson	3,000	161
Medtronic, Inc.	2,300	105
Pfizer, Inc.	5,500	168
Pharmacia Corp.	6,500	272
Teva Pharmaceutical Industries Ltd. SP - ADR	6,000	232
Wyeth	6,550	245

		1,683

Technology 10.0%
Cisco Systems, Inc. (a)	6,000	79
Dell Computer Corp. (a)	2,700	72
Gentex Corp. (a)	3,500	111
Intel Corp.	5,200	81
Microsoft Corp. (a)	6,700	346
VERITAS Software Corp. (a)	2,300	36

		725

Transportation 1.5%
United Parcel Service, Inc.	1,700	107

Total Common Stocks (Cost $6,380)		6,437

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 10.5%
Repurchase Agreement 10.5%
State Street Bank
1.050% due 01/02/2003	$755	$755
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 0.000% due 03/28/2003 valued at $771. Repurchase proceeds are $755.)

Total Short-Term Instruments (Cost $755)		755

Total Investments 99.7% (Cost $7,135)		$7,192

Other Assets and Liabilities (Net) 0.3%		19

Net Assets 100.0%		$7,211

Notes to Schedule of Investments:

(a) Non-income producing security.

40     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

(This Page Intentionally Left Blank)

12.31.02  |  PIMCO Funds Semi-Annual Report     41

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income

RCM Biotechnology Fund
12/31/2002+	$15.96	$(0.12	)(a)	$0.61	(a)	$0.49	$0.00

06/30/2002	29.80	(0.32	)(a)	(13.52	)(a)	(13.84)	0.00

01/01/2001 - 06/30/2001	36.39	(0.18	)(a)	(6.41	)(a)	(6.59)	0.00

12/31/2000	20.02	(0.37	)(a)	16.78	)(a)(b)	16.41	0.00

12/31/1999	11.44	(0.15	)(a)	12.03	(a)	11.88	0.00

12/31/1998	10.00	(0.10	)(a)	1.86	(a)	1.76	0.00

RCM Emerging Markets Fund
12/31/2002+	$10.06	$(0.06	)(a)	$(0.65	)(a)	$(0.71)	$(0.13)

06/30/2002	11.01	0.03	(a)	(0.94	)(a)	(0.91)	(0.04)

01/01/2001 - 06/30/2001	12.03	0.11	(a)	(1.13	)(a)	(1.02)	0.00

12/31/2000	16.84	(0.04	)(a)	(4.22	)(a)	(4.26)	0.00

03/09/1999 - 12/31/1999	9.13	(0.06	)(a)	8.24	(a)	8.18	0.00

RCM Europe Fund
12/31/2002+	$7.26	$(0.02	)(a)	$(1.05	)(a)	$(1.07)	$0.00

06/30/2002	9.14	(0.07	)(a)	(1.77	)(a)	(1.84)	0.00

01/01/2001 - 06/30/2001	11.87	(0.01	)(a)	(2.72	)(a)	(2.73)	0.00

12/31/2000	16.12	(0.18	)(a)	(1.73	)(a)	(1.91)	0.00

12/31/1999	13.66	(0.01	)(a)	5.66	(a)	5.65	(0.02)

12/31/1998	12.59	(0.05	)(a)	4.60	(a)	4.55	(0.17)

RCM Global Equity Fund
12/31/2002+	$6.48	$(0.01	)(a)	$(1.23	)(a)	$(1.24)	$0.00

02/05/2002 - 06/30/2002	6.92	(0.02	)(a)	(0.42	)(a)	(0.44)	0.00

RCM Global Healthcare Fund
12/31/2002+	$16.25	$(0.08	)(a)	$(1.10	)(a)	$(1.18)	$0.00

06/30/2002	21.65	(0.19	)(a)	(4.53	)(a)	(4.72)	0.00

01/01/2001 - 06/30/2001	24.60	(0.09	)(a)	(2.86	)(a)	(2.95)	0.00

12/31/2000	14.25	(0.16	)(a)	10.61	(a)	10.45	0.00

12/31/1999	13.42	(0.11	)(a)	3.53	(a)	3.42	0.00

12/31/1998	11.65	(0.09	)(a)	3.02	(a)	2.93	0.00

RCM Global Small-Cap Fund
12/31/2002+	$13.18	$(0.07	)(a)	$(1.66	)(a)	$(1.73)	$0.00

06/30/2002	16.14	(0.17	)(a)	(2.79	)(a)	(2.96)	0.00

01/01/2001 - 06/30/2001	18.59	(0.11	)(a)	(2.34	)(a)	(2.45)	0.00

12/31/2000	23.31	(0.26	)(a)	(2.96	)(a)	(3.22)	0.00

03/09/1999 - 12/31/1999	11.63	(0.21	)(a)	13.67	(a)	13.46	0.00

RCM Global Technology Fund
12/31/2002+	$20.47	$(0.12	)(a)	$(2.36	)(a)	$(2.48)	$0.00

06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00

01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00

12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00

01/20/1999 - 12/31/1999	24.01	(0.49	)(a)	36.99	(a)	36.50	0.00

RCM International Growth Equity Fund
12/31/2002+	$8.30	$(0.01	)(a)	$(1.25	)(a)	$(1.26)	$(0.05)

06/30/2002	11.03	0.01	(a)	(2.51	)(a)	(2.50)	(0.23)

01/01/2001 - 06/30/2001	13.82	0.02	(a)	(2.81	)(a)	(2.79)	0.00

12/31/2000	22.31	(0.05	)(a)	(5.99	)(a)	(6.04)	(0.26)

03/09/1999 - 12/31/1999	14.78	0.01	(a)	9.08	(a)	9.09	(0.16)

RCM Large-Cap Growth Fund
12/31/2002+	$10.85	$0.01	(a)	$(0.82	)(a)	$(0.81)	$(0.03)

06/30/2002	14.06	0.01	(a)	(3.22	)(a)	(3.21)	0.00

01/01/2001 - 06/30/2001	16.77	(0.01	)(a)	(2.70	)(a)	(2.71)	0.00

12/31/2000	19.00	(0.05	)(a)	(1.57	)(a)	(1.62)	0.00

03/02/1999 - 12/31/1999	16.60	(0.08	)(a)	6.45	(a)	6.37	0.00

+ Unaudited
* Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)
The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(c)
The operating expenses include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

(d)	Ratio of expenses to average net assets excluding trustees’, tax, and interest expense is 1.95%.

42     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Fund Reimbursement Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return

RCM Biotechnology Fund
12/31/2002+	$0.00	$0.00	$0.00	$16.45	3.07%

06/30/2002	0.00	0.00	0.00	15.96	(46.43)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	29.80	(18.11)

12/31/2000	(0.04)	(0.04)	0.00	36.39	81.93

12/31/1999	(3.30)	(3.30)	0.00	20.02	111.39

12/31/1998	(0.32)	(0.32)	0.00	11.44	17.76

RCM Emerging Markets Fund
12/31/2002+	$0.00	$(0.13)	$0.00	$9.22	(7.11)%

06/30/2002	0.00	(0.04)	0.00	10.06	(8.22)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	11.01	(8.48)

12/31/2000	(0.55)	(0.55)	0.00	12.03	(25.29)

03/09/1999 - 12/31/1999	(0.47)	(0.47)	0.00	16.84	90.31

RCM Europe Fund
12/31/2002+	$0.00	$0.00	$0.00	$6.19	(14.74)%

06/30/2002	(0.04)	(0.04)	0.00	7.26	(20.19)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	9.14	(23.00)

12/31/2000	(2.34)	(2.34)	0.00	11.87	(11.39)

12/31/1999	(3.17)	(3.19)	0.00	16.12	43.59

12/31/1998	(3.31)	(3.48)	0.00	13.66	37.40

RCM Global Equity Fund
12/31/2002+	$0.00	$0.00	$0.00	$5.24	(19.14)%

02/05/2002 - 06/30/2002	0.00	0.00	0.00	6.48	(6.36)

RCM Global Healthcare Fund
12/31/2002+	$0.00	$0.00	$0.00	$15.07	(7.26)%

06/30/2002	(0.68)	(0.68)	0.00	16.25	(22.15)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	21.65	(11.99)

12/31/2000	(0.10)	(0.10)	0.00	24.60	73.37

12/31/1999	(2.59)	(2.59)	0.00	14.25	28.73

12/31/1998	(1.16)	(1.16)	0.00	13.42	25.57

RCM Global Small-Cap Fund
12/31/2002+	$0.00	$0.00	$0.00	$11.45	(13.13)%

06/30/2002	0.00	0.00	0.00	13.18	(18.34)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	16.14	(13.18)

12/31/2000	(1.50)	(1.50)	0.00	18.59	(13.84)

03/09/1999 - 12/31/1999	(1.78)	(1.78)	0.00	23.31	116.97

RCM Global Technology Fund
12/31/2002+	$0.00	$0.00	$0.00	$17.99	(12.12)%

06/30/2002	0.00	0.00	0.00	20.47	(36.92)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	32.42	(35.22)

12/31/2000	(0.43)	(0.43)	0.00	50.09	(14.60)

01/20/1999 - 12/31/1999	(1.38)	(1.38)	0.00	59.13	152.69

RCM International Growth Equity Fund
12/31/2002+	$0.00	$(0.05)	$0.00	$6.99	(15.14)%

06/30/2002	0.00	(0.23)	0.00	8.30	(22.89)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	11.03	(20.19)

12/31/2000	(2.19)	(2.45)	0.00	13.82	(26.95)

03/09/1999 - 12/31/1999	(1.40)	(1.56)	0.00	22.31	62.48

RCM Large-Cap Growth Fund
12/31/2002+	$0.00	$(0.03)	$0.00	$10.01	(7.46)%

06/30/2002	0.00	0.00	0.00	10.85	(22.83)

01/01/2001 - 06/30/2001	0.00	0.00	0.00	14.06	(16.16)

12/31/2000	(0.61)	(0.61)	0.00	16.77	(8.71)

03/02/1999 - 12/31/1999	(3.97)	(3.97)	0.00	19.00	40.48

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Biotechnology Fund
12/31/2002+	$257,951	1.61	%(k)*	1.61	%(k)*	(1.47	)%*	64%

06/30/2002	293,216	1.54		1.54		(1.32)		76

01/01/2001 - 06/30/2001	760,362	1.50	*	1.50	*	(1.27	)*	43

12/31/2000	908,401	1.50		1.53		(1.06)		250

12/31/1999	14,870	1.50		4.53		(1.09)		431

12/31/1998	3,911	1.50		4.87		(0.95)		127

RCM Emerging Markets Fund
12/31/2002+	$1,656	2.25	%(d)*	2.25	%(d)*	(1.30	)%*	60%

06/30/2002	2,047	1.93		4.50		0.27		136

01/01/2001 - 06/30/2001	2,168	1.75	*	6.29	*	1.80	*	54

12/31/2000	2,170	1.75		5.88		(0.29)		162

03/09/1999 - 12/31/1999	299	1.75	*	79.18	*	(0.68	)*	216

RCM Europe Fund
12/31/2002+	$19,700	1.88	%(e)*	1.88%	(e)*	(0.65	)%*	109%

06/30/2002	27,552	2.02		2.45		(0.88)		215

01/01/2001 - 06/30/2001	48,663	1.60	(b)*	2.02	(b)*	(0.11	)*	87

12/31/2000	61,502	1.60	(b)	2.07	(b)	(1.12)		173

12/31/1999	67,910	1.03	(b)	2.01	(b)	(0.11)		203

12/31/1998	191,338	0.00	(b)	1.97	(b)	0.00		114

RCM Global Equity Fund
12/31/2002+	$13	1.73	%(f)*	1.73	%(f)*	(0.40	)%*	192%

02/05/2002 - 06/30/2002	9	1.70*		1.70	*	(0.65	)*	323

RCM Global Healthcare Fund
12/31/2002+	$138,866	1.61	%(k)*	1.61	%(k)*	(1.04	)%*	74%

06/30/2002	166,442	1.54		1.57		(0.98)		145

01/01/2001 - 06/30/2001	240,503	1.50	*	1.54	*	(0.87	)*	69

12/31/2000	256,909	1.50		1.64		(0.68)		216

12/31/1999	6,284	1.50		4.85		(0.81)		394

12/31/1998	5,487	1.50		3.65		(0.69)		154

RCM Global Small-Cap Fund
12/31/2002+	$4,671	1.88	%(g)*	1.88	%(g)*	(1.25	)%*	89%

06/30/2002	6,840	1.92		2.70		(1.25)		326

01/01/2001 - 06/30/2001	16,842	1.75	*	2.64	*	(1.30	)*	134

12/31/2000	15,640	1.75		2.20		(1.06)		202

03/09/1999 - 12/31/1999	1,430	1.75	*	16.71	*	(1.49	)*	162

RCM Global Technology Fund
12/31/2002+	$116,878	1.76	%(h)*	1.76	%(h)*	(1.35	)%*	130%

06/30/2002	149,774	1.63		1.65		(1.19)		343

01/01/2001 - 06/30/2001	258,371	1.56	*	1.56	*	(0.45	)*	386

12/31/2000	378,043	1.50		1.50		(0.55)		451

01/20/1999 - 12/31/1999	82,330	1.75	*	1.99	*	(1.32	)*	119

RCM International Growth Equity Fund
12/31/2002+	$4,565	1.57	%(i)*	1.57	%(i)*	(0.16	)%*	26%

06/30/2002	5,904	1.45		1.80		0.14		261

01/01/2001 - 06/30/2001	10,832	1.25	*	1.94	*	0.33	*	84

12/31/2000	5,124	1.25		2.36		(0.29)		162

03/09/1999 - 12/31/1999	1,738	1.25	*	10.89	*	0.07	*	140

RCM Large-Cap Growth Fund
12/31/2002+	$66,201	1.01	%(j)*	1.01	%(j)*	0.28	*%	11%

06/30/2002	57,703	1.00		1.13		0.07		36

01/01/2001 - 06/30/2001	41,355	1.00	*	1.36	*	(0.10	)*	19

12/31/2000	22,782	1.08		1.74		(0.29)		42

03/02/1999 - 12/31/1999	926	1.20	*	60.04	*	(0.55	)*	109

(e)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.60%.
(f)	Ratio of expenses to average net assets excluding interest expense is 1.70%.
(g)	Ratio of expenses to average net assets excluding trustees’ expense is 1.85%.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(i)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.45%.
(j)	Ratio of expenses to average net assets excluding trustees’ expense is 1.00%.
(k)	Ratio of expenses to average net assets excluding trustees’ expense is 1.60%.

See accompanying notes  |  12. 31.02  |  PIMCO Funds Semi-Annual Report     43

PIMCO Financial Highlights Class D (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income

RCM Mid-Cap Fund
12/31/2002+	$1.99	$(0.01	)(a)	$(0.16	)(a)	$(0.17)	$0.00

06/30/2002	2.77	(0.02	)(a)	(0.76	)(a)	(0.78)	0.00

1/01/2001 - 06/30/2001	3.33	(0.01	)(a)	(0.55	)(a)	(0.56)	0.00

12/29/2000 - 12/31/2000	3.33	0.00	(a)	0.00	(a)	0.00	0.00

RCM Tax-Managed Growth Fund
12/31/2002+	$9.41	$(0.01	)(a)	$(0.65	)(a)	$(0.66)	$0.00

06/30/2002	11.78	(0.04	)(a)	(2.33	)(a)	(2.37)	0.00

01/01/2001 - 06/30/2001	13.75	(0.04	)(a)	(2.17	)(a)	(2.21)	0.00

12/31/2000	14.95	(0.11	)(a)	(1.09	)(a)	(1.20)	0.00

02/12/1999 - 12/31/1999	10.34	(0.29	)(a)	5.13	(a)	4.84	0.00

+ Unaudited
* Annualized
(a)  Per share amounts based on average number of shares outstanding during the period.

44     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Distributions from Net Realized Capital Gains	Total Distributions	Fund Reimbursement Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return

RCM Mid-Cap Fund
12/31/2002+	$0.00	$0.00	$0.00	$1.82	(8.54)%

06/30/2002	0.00	0.00	0.00	1.99	(28.16)

1/01/2001 - 06/30/2001	0.00	0.00	0.00	2.77	(16.82)

12/29/2000 - 12/31/2000	0.00	0.00	0.00	3.33	0.00

RCM Tax-Managed Growth Fund
12/31/2002+	$0.00	$0.00	$0.00	$8.75	(7.01)%

06/30/2002	0.00	0.00	0.00	9.41	(20.12)

01/01/2001 - 06/30/2001	0.00	0.00	0.24	11.78	(14.26)

12/31/2000	0.00	0.00	0.00	13.75	(8.09)

02/12/1999 - 12/31/1999	(0.23)	(0.23)	0.00	14.95	47.07

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets		Portfolio Turnover Rate

RCM Mid-Cap Fund
12/31/2002+	$2,981	1.04	%(b)*	1.04	%(b)*	(0.70	)%*	65%

06/30/2002	3,975	1.02		1.69		(0.80)		142

1/01/2001 - 06/30/2001	440	1.02	*	9.57	*	(0.54	)*	76

12/29/2000 - 12/31/2000	50	0.00	*	0.00	*	0.00	*	193

RCM Tax-Managed Growth Fund
12/31/2002+	$3,317	1.36	%(c)*	1.36	%(c)*	(0.17	)%*	60%

06/30/2002	3,860	1.46		2.58		(0.42)		68

01/01/2001 - 06/30/2001	5,889	1.50	*	2.98	*	(0.67	)*	40

12/31/2000	6,052	1.50		3.03		(0.75)		85

02/12/1999 - 12/31/1999	759	1.50	*	35.08	*	(2.66	)*	43

(b)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.02%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     45

PIMCO Statements of Assets and Liabilities
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund

Assets:
Investments, at value	$259,947	$3,227	$24,276	$1,078

Cash	0	0	1	0

Foreign currency, at value	0	442	525	0

Receivable for investments sold	2,471	127	992	0

Unrealized appreciation on forward foreign currency contracts	0	0	3	0

Receivable for Fund shares sold	264	56	4	1

Interest and dividends receivable	21	4	43	1

	262,703	3,856	25,844	1,080

Liabilities:
Payable for investments purchased	$0	$318	$703	$60

Unrealized (depreciation) on forward foreign currency contracts	0	0	1	0

Payable for short sale	0	0	0	0

Due to Custodian	0	0	0	0

Written options outstanding	0	0	0	0

Payable for Fund shares redeemed	1,677	7	55	0

Accrued investment advisory fee	211	3	17	1

Accrued administration fee	106	2	12	1

Accrued distribution fee	1	0	0	0

Accrued servicing fee	59	1	4	0

Other liabilities	0	0	2	0

	2,054	331	794	62

Net Assets	$260,649	$3,525	$25,050	$1,018

Net Assets Consist of:
Paid in capital	$745,979	$6,626	$47,008	$1,709

Undistributed (overdistributed) net investment income	(2,059)	(58)	(90)	0

Accumulated undistributed net realized gain (loss)	(451,786)	(3,206)	(21,998)	(670)

Net unrealized appreciation (depreciation)	(31,485)	163	130	(21)

	$260,649	$3,525	$25,050	$1,018

Net Assets:
Class D	$257,951	$1,656	$19,700	$13

Other Classes	2,698	1,869	5,350	1,005

Shares Issued and Outstanding:
Class D	15,681	180	3,183	2

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$16.45	$9.22	$6.19	$5.24

Cost of Investments Owned	$291,434	$3,068	$24,167	$1,098

Cost of Foreign Currency Held	$0	$439	$511	$0

46     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands, except per share amounts	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Assets:
Investments, at value	$138,667	$7,802	$216,532	$71,188

Cash	0	0	0	0

Foreign currency, at value	0	0	0	288

Receivable for investments sold	7,569	144	3,396	3,093

Unrealized appreciation on forward foreign currency contracts	0	0	0	0

Receivable for Fund shares sold	565	35	1,951	367

Interest and dividends receivable	57	8	72	187

	146,858	7,989	221,951	75,123

Liabilities:
Payable for investments purchased	$1,268	$124	$3,876	$157

Unrealized (depreciation) on forward foreign currency contracts	0	0	0	0

Payable for short sale	0	0	1,890	0

Due to Custodian	38	0	4	877

Written options outstanding	0	0	746	0

Payable for Fund shares redeemed	1,665	19	969	531

Accrued investment advisory fee	101	7	183	34

Accrued administration fee	70	4	95	42

Accrued distribution fee	2	1	1	21

Accrued servicing fee	32	1	30	10

Other liabilities	0	0	1	6

	3,176	156	7,795	1,678

Net Assets	$143,682	$7,833	$214,156	$73,445

Net Assets Consist of:
Paid in capital	$228,895	$23,032	$845,942	$222,881

Undistributed (overdistributed) net investment income	(884)	(59)	(1,368)	64

Accumulated undistributed net realized gain (loss)	(76,903)	(15,286)	(644,253)	(141,907)

Net unrealized appreciation (depreciation)	(7,426)	146	13,835	(7,593)

	$143,682	$7,833	$214,156	$73,445

Net Assets:
Class D	$138,866	$4,671	$116,878	$4,565

Other Classes	4,816	3,162	97,278	68,880

Shares Issued and Outstanding:
Class D	9,218	408	6,497	653

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$15.07	$11.45	$17.99	$6.99

Cost of Investments Owned	$146,095	$7,657	$203,066	$78,797

Cost of Foreign Currency Held	$0	$0	$0	$286

Amounts in thousands, except per share amounts	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Assets:
Investments, at value	$292,838	$190,746	$7,192

Cash	0	1	0

Foreign currency, at value	0	0	0

Receivable for investments sold	0	1,271	94

Unrealized appreciation on forward foreign currency contracts	0	0	0

Receivable for Fund shares sold	13,824	32	52

Interest and dividends receivable	235	114	9

	306,897	192,164	7,347

Liabilities:
Payable for investments purchased	$11,499	$997	$100

Unrealized (depreciation) on forward foreign currency contracts	0	0	0

Payable for short sale	0	0	0

Due to Custodian	20	0	0

Written options outstanding	0	0	0

Payable for Fund shares redeemed	259	175	27

Accrued investment advisory fee	108	79	4

Accrued administration fee	73	50	3

Accrued distribution fee	5	0	1

Accrued servicing fee	15	1	1

Other liabilities	2	0	0

	11,981	1,302	136

Net Assets	$294,916	$190,862	$7,211

Net Assets Consist of:
Paid in capital	$377,355	$616,107	$17,360

Undistributed (overdistributed) net investment income	(152)	(565)	0

Accumulated undistributed net realized gain (loss)	(46,001)	(418,748)	(10,205)

Net unrealized appreciation (depreciation)	(36,286)	(5,932)	56

	$294,916	$190,862	$7,211

Net Assets:
Class D	$66,201	$2,981	$3,317

Other Classes	228,715	187,881	3,894

Shares Issued and Outstanding:
Class D	6,615	1,634	379

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$10.01	$1.82	$8.75

Cost of Investments Owned	$329,124	$196,675	$7,135

Cost of Foreign Currency Held	$0	$0	$0

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     47

PIMCO Statements of Operations
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	RCM Biotechnolog Fund	RCM Emerging Markets Fund	RCM Europe Fund	RCM Global Equity Fund

Investment Income:
Interest, net of foreign taxes	$116	$0	$26	$0

Dividends, net of foreign taxes	86	35	144	6

Total Income	202	35	170	6

Expenses:
Investment advisory fees	1,263	31	113	4

Administration fees	632	18	77	2

Servicing fees - Class D	348	2	29	0

Distribution and/or servicing fees - Other Classes	7	3	1	1

Trustees’ fees	10	0	1	0

Interest expense	1	6	39	0

Tax expense	0	2	0	0

Total Expenses	2,261	62	260	7

Net Investment Income (Loss)	(2,059)	(27)	(90)	(1)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(100,195)	(565)	(6,917)	(177)

Net realized gain (loss) on futures contracts, written options and swaps	(841)	0	0	0

Net realized gain (loss) on foreign currency transactions	633	(53)	2,332	0

Net change in unrealized appreciation (depreciation) on investments	109,479	124	560	(25)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	8	47	0

Net Gain (Loss)	9,077	(486)	(3,978)	(202)

Net Increase (Decrease) in Assets Resulting from Operations	$7,018	$(513)	$(4,068)	$(203)

48     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Amounts in thousands	RCM Global Healthcare Fund	RCM Global Small-Cap Fund	RCM Global Technology Fund	RCM International Growth Equity Fund

Investment Income:
Interest, net of foreign taxes	$44	$3	$154	$40

Dividends, net of foreign taxes	400	29	336	658

Total Income	444	32	490	698

Expenses:
Investment advisory fees	618	53	1,103	247

Administration fees	425	28	568	296

Servicing fees - Class D	189	7	156	8

Distribution and/or servicing fees - Other Classes	13	3	19	194

Trustees’ fees	6	0	8	3

Interest expense	0	0	4	51

Tax expense	0	0	0	0

Total Expenses	1,251	91	1,858	799

Net Investment Income (Loss)	(807)	(59)	(1,368)	(101)

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(25,635)	(1,700)	(53,982)	(21,641)

Net realized gain (loss) on futures contracts, written options and swaps	(767)	0	4,855	0

Net realized gain (loss) on foreign currency transactions	872	274	1,157	6,543

Net change in unrealized appreciation (depreciation) on investments	13,352	(48)	15,008	(3,556)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	298	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	1	1	0	(121)

Net Gain (Loss)	(12,177)	(1,473)	(32,664)	(18,775)

Net Increase (Decrease) in Assets Resulting from Operations	$(12,984)	$(1,532)	$(34,032)	$(18,876)

Amounts in thousands	RCM Large-Cap Growth Fund	RCM Mid-Cap Fund	RCM Tax-Managed Growth Fund

Investment Income:
Interest, net of foreign taxes	$95	$42	$6

Dividends, net of foreign taxes	1,574	348	37

Total Income	1,669	390	43

Expenses:
Investment advisory fees	584	566	22

Administration fees	393	361	15

Servicing fees - Class D	78	4	5

Distribution and/or servicing fees - Other Classes	34	0	1

Trustees’ fees	9	10	0

Interest expense	0	14	0

Tax expense	0	0	0

Total Expenses	1,098	955	43

Net Investment Income (Loss)	571	(565)	0

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(11,657)	(45,469)	(521)

Net realized gain (loss) on futures contracts, written options and swaps	0	0	0

Net realized gain (loss) on foreign currency transactions	0	0	0

Net change in unrealized appreciation (depreciation) on investments	(8,941)	13,094	(7)

Net change in unrealized appreciation on futures contracts, written options and swaps	0	0	0

Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0

Net Gain (Loss)	(20,598)	(32,375)	(528)

Net Increase (Decrease) in Assets Resulting from Operations	$(20,027)	$(32,940)	$(528)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     49

PIMCO Statement of Changes in Net Assets

Amounts in thousands	RCM Biotechnology Fund			RCM Emerging Markets Fund

Increase (Decrease) in Net Assets from:	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Operations:
Net investment income (loss)	$(2,059)	$(7,136)	$(4,439)	$(27)	$33	$76

Net realized (loss)	(100,403)	(272,273)	(68,870)	(618)	(1,361)	(623)

Net change in unrealized appreciation (depreciation)	109,480	(39,826)	(105,369)	132	711	(45)

Net increase (decrease) resulting from operations	7,018	(319,235)	(178,678)	(513)	(617)	(592)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	(23)	(8)	0

Other Classes	0	0	0	(20)	(50)	0

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	(43)	(58)	0

Fund Share Transactions:
Receipts for shares sold
Class D	20,293	223,238	291,340	1,815	25,266	4,764

Other Classes	2,732	1,558	0	7,298	25,784	1,588

Issued as reinvestment of distributions
Class D	0	0	0	20	7	0

Other Classes	0	0	0	9	27	0

Cost of shares redeemed
Class D	(62,578)	(371,369)	(260,701)	(2,058)	(25,232)	(4,581)

Other Classes	(1,325)	(78)	0	(11,861)	(24,229)	(635)

Net increase (decrease) resulting from Fund share transactions	(40,878)	(146,651)	30,639	(4,777)	1,623	1,136

Fund Reimbursement Fee	33	0	0	2	0	0

Total Increase (Decrease) in Net Assets	(33,827)	(465,886)	(148,039)	(5,331)	948	544

Net Assets:
Beginning of period	294,476	760,362	908,401	8,856	7,908	7,364

End of period*	$260,649	$294,476	$760,362	$3,525	$8,856	$7,908

*Including net undistributed (overdistributed) investment income of:	$(2,059)	$0	$(4,452)	$(58)	$12	$31

50  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	RCM Europe Fund			RCM Global Equity Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(90)	$(314)	$(40)	$(1)	$(4)	$(1)

Net realized (loss)	(4,585)	(11,469)	(4,452)	(177)	(387)	(68)

Net change in unrealized appreciation (depreciation)	607	4,241	(9,624)	(25)	106	(143)

Net increase (decrease) resulting from operations	(4,068)	(7,542)	(14,116)	(203)	(285)	(212)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	(10)	0

From net realized capital gains
Class D	0	(202)	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	(202)	0	0	(10)	0

Fund Share Transactions:
Receipts for shares sold
Class D	34,993	239,313	123,532	5	10	0

Other Classes	26,261	256	0	1,133	178	0

Issued as reinvestment of distributions
Class D	0	159	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(39,510)	(252,841)	(122,256)	0	0	0

Other Classes	(20,466)	(144)	0	(969)	0	0

Net increase (decrease) resulting from Fund share transactions	1,278	(13,257)	1,276	169	188	0

Fund Reimbursement Fee	175	0	0	0	0	0

Total Increase (Decrease) in Net Assets	(2,615)	(21,001)	(12,840)	(34)	(107)	(212)

Net Assets:
Beginning of period	27,665	48,666	61,506	1,052	1,159	1,371

End of period*	$25,050	$27,665	$48,666	$1,018	$1,052	$1,159

*Including net undistributed (overdistributed) investment income of:	$(90)	$0	$(40)	$0	$1	$0

Amounts in thousands	RCM Global Healthcare Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(807)	$(2,020)	$(958)

Net realized (loss)	(25,530)	(33,716)	(16,759)

Net change in unrealized appreciation (depreciation)	13,353	(16,699)	(16,207)

Net increase (decrease) resulting from operations	(12,984)	(52,435)	(33,924)

Distributions to Shareholders:
From net investment income
Class D	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class D	0	(7,044)	0

Other Classes	0	0	0

Total Distributions	0	(7,044)	0

Fund Share Transactions:
Receipts for shares sold
Class D	24,245	114,119	106,834

Other Classes	3,233	2,920	0

Issued as reinvestment of distributions
Class D	0	6,815	0

Other Classes	0	0	0

Cost of shares redeemed
Class D	(39,092)	(135,812)	(89,316)

Other Classes	(680)	(123)	0

Net increase (decrease) resulting from Fund share transactions	(12,294)	(12,081)	17,518

Fund Reimbursement Fee	17	0	0

Total Increase (Decrease) in Net Assets	(25,261)	(71,560)	(16,406)

Net Assets:
Beginning of period	168,943	240,503	256,909

End of period*	$143,682	$168,943	$240,503

*Including net undistributed (overdistributed) investment income of:	$(884)	$(77)	$(958)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     51

PIMCO Statement of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Global Small-Cap Fund			RCM Global Technology Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(59)	$(189)	$(157)	$(1,368)	$(3,763)	$(736)

Net realized (loss)	(1,426)	(1,853)	(8,348)	(47,970)	(142,215)	(265,924)

Net change in unrealized appreciation (depreciation)	(47)	(1,139)	5,301	15,306	(25,901)	(4,812)

Net increase (decrease) resulting from operations	(1,532)	(3,181)	(3,204)	(34,032)	(171,879)	(271,472)

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Total Distributions	0	0	0	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	225	59,168	44,461	15,260	125,977	159,070

Other Classes	9,801	34,335	36,823	56,367	127,488	116,630

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(1,549)	(67,423)	(41,487)	(30,057)	(138,413)	(137,298)

Other Classes	(11,958)	(37,515)	(42,577)	(60,728)	(138,984)	(148,200)

Net increase (decrease) resulting from Fund share transactions	(3,481)	(11,435)	(2,780)	(19,158)	(23,932)	(9,798)

Fund Reimbursement Fee	2	0	0	31	0	0

Total Increase (Decrease) in Net Assets	(5,011)	(14,616)	(5,984)	(53,159)	(195,811)	(281,270)

Net Assets:
Beginning of period	12,844	27,460	33,444	267,315	463,126	744,396

End of period*	$7,833	$12,844	$27,460	$214,156	$267,315	$463,126

*Including net undistributed (overdistributed) investment income of:	$(59)	$0	$(156)	$(1,368)	$0	$(3,538)

52     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Amounts in thousands	RCM International Growth Equity Fund			RCM Large-Cap Growth Equity Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June30, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(101)	$294	$636	$571	$406	$29

Net realized (loss)	(15,098)	(60,492)	(29,760)	(11,657)	(30,523)	(2,118)

Net change in unrealized appreciation (depreciation)	(3,677)	26,511	(16,576)	(8,941)	(15,271)	(9,131)

Net increase (decrease) resulting from operations	(18,876)	(33,687)	(45,700)	(20,027)	(45,388)	(11,220)

Distributions to Shareholders:
From net investment income
Class D	(45)	(129)	0	(201)	0	0

Other Classes	(505)	(2,622)	0	(850)	(107)	0

From net realized capital gains
Class D	0	0	0	0	(1)	0

Other Classes	0	0	0	0	(2)	0

Total Distributions	(550)	(2,751)	0	(1,051)	(110)	0

Fund Share Transactions:
Receipts for shares sold
Class D	20,454	148,504	51,464	24,453	67,949	27,273

Other Classes	85,233	564,984	371,494	72,315	190,941	34,545

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	76,523	0	0	0	0

Issued as reinvestment of distributions
Class D	41	126	0	200	1	0

Other Classes	417	2,337	0	803	103	0

Cost of shares redeemed
Class D	(20,899)	(153,137)	(44,697)	(11,301)	(37,669)	(5,801)

Other Classes	(131,504)	(657,083)	(369,860)	(20,364)	(23,491)	(11,769)

Net increase (decrease) resulting from Fund share transactions	(46,258)	(17,746)	8,401	66,106	197,834	44,248

Fund Reimbursement Fee	210	0	0	1	0	0

Total Increase (Decrease) in Net Assets	(65,474)	(54,184)	(37,299)	45,029	152,336	33,028

Net Assets:
Beginning of period	138,919	193,103	230,402	249,887	97,551	64,523

End of period*	$73,445	$138,919	$193,103	$294,916	$249,887	$97,551

*Including net undistributed (overdistributed) investment income of:	$64	$715	$864	$(152)	$328	$29

Amounts in thousands	RCM Mid-Cap Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended June 30, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(565)	$(2,384)	$(1,047)

Net realized (loss)	(45,469)	(169,203)	(126,475)

Net change in unrealized appreciation (depreciation)	13,094	(6,369)	(21,143)

Net increase (decrease) resulting from operations	(32,940)	(177,956)	(148,665)

Distributions to Shareholders:
From net investment income
Class D	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class D	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	537	15,665	685

Other Classes	25,198	83,121	52,200

Issued in reorganization
Class D	0	0	0

Other Classes	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Class D	(1,187)	(11,266)	(231)

Other Classes	(155,748)	(328,612)	(20,890)

Net increase (decrease) resulting from Fund share transactions	(131,200)	(241,092)	31,764)

Fund Reimbursement Fee	18	0	0

Total Increase (Decrease) in Net Assets	(164,122)	(419,048)	(116,901)

Net Assets:
Beginning of period	354,984	774,032	890,933

End of period*	$190,862	$354,984	$774,032

*Including net undistributed (overdistributed) investment income of:	$(565)	$0	$(1,047)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     53

PIMCO Statement of Changes in Net Assets (Cont.)

Amounts in thousands	RCM Tax-Managed Growth Fund

	Six Months Ended December 31, 2002 (Unaudited)	Year Ended June 30, 2002	Six Months Ended July 1, 2001

Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$0	$(23)	$(36)

Net realized (loss)	(521)	(1,425)	(4,903)

Net change in unrealized appreciation (depreciation)	(7)	(436)	1,288

Net increase (decrease) resulting from operations	(528)	(1,884)	(3,651)

Distributions to Shareholders:
From net investment income
Class D	0	0	0

Other Classes	0	0	0

From net realized capital gains
Class D	0	0	0

Other Classes	0	0	0

Total Distributions	0	0	0

Fund Share Transactions:
Receipts for shares sold
Class D	325	1,564	2,158

Other Classes	5,587	4,269	1,702

Issued as reinvestment of distributions
Class D	0	0	0

Other Classes	0	0	0

Cost of shares redeemed
Class D	(582)	(2,505)	(1,326)

Other Classes	(4,561)	(4,677)	(20,737)

Net increase (decrease) resulting from Fund share transactions	769	(1,349)	(18,203)

Fund Reimbursement Fee	0	16	215

Total Increase (Decrease) in Net Assets	241	(3,217)	(21,639)

Net Assets:
Beginning of period	6,970	10,187	31,826

End of period*	$7,211	$6,970	$10,187

*Including net undistributed (overdistributed) investment income of:	$0	$0	$(36)

54  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Notes to Financial Statements Class D
December 31, 2002 (Unaudited)

1. Organization
PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-two separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.
     Effective February 1, 2002, the Dresdner RCM Global Funds, Inc. were reorganized as newly created series of the Trust based on shareholder approval received at a Special Meeting of Stockholders held on December 5, 2001 as adjourned and reconvened on December 19, 2001, January 16, 2002 and January 30, 2002. As a result of the reorganizations, PIMCO Advisors now serves as the Funds’ investment adviser while Dresdner RCM continues to be responsible for the Funds’ day-to-day investment decisions as a sub-advisor. The Board of Directors approved of a change in the fiscal year-end of the Dresdner RCM Global Funds, Inc., for both financial and tax accounting purposes, from December 31st to June 30th.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income,

12.31.02  |  PIMCO Funds Semi-Annual Report     55

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: RCM Emerging Markets Fund - $3,649; RCM Europe Fund - $14,360; RCM Global Equity Fund - $237; RCM Global Healthcare Fund - $1,512; RCM Global Small-Cap Fund -$2,231; RCM Global Technology Fund - $12,434; RCM International Growth Equity Fund - $66,002; RCM Large-Cap Growth Fund - $8,386; RCM Mid-Cap Fund - $479; and RCM Tax-Managed Growth Fund - $520.

Futures Contracts. Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statements of Assets and Liabilities.

Options Contracts. Certain Funds may write call and put options on futures, securities or currencies it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.
     Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Forward Currency Transactions. Certain Funds may enter into forward currency contracts and forward cross-currency contracts in connection with settling planned purchases or sales of securities or to hedge the currency exposure associated with some or all of the Fund’s portfolio securities. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase,

56     PIMCO Funds Semi-Annual Report  |  12.31.02

and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) an indirect subsidiary of Allianz Dresdner Asset Managment of America L.P., formerly PIMCO Advisors L.P., (“ADAM”) serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.45% for the RCM Large-Cap Growth Fund; 0.47% for the RCM Mid-Cap Fund; 0.50% for the RCM International Growth Equity Fund; 0.60% for the RCM Tax-Managed Growth Fund; 0.80% for the RCM Europe and RCM Global Healthcare Funds; 0.85% for the RCM Global Equity Fund; 0.90% for RCM Biotechnology Fund; 0.95% for the RCM Global Technology Fund; and 1.00% for RCM Emerging Markets and RCM Global Small-Cap Funds. Dresdner RCM Global Investors LLC is the sub-advisor, which under the supervision of PIMCO Advisors, directs the investments of the Fund’s assets. The advisory fees received by PIMCO Advisors are paid in all or in part to the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO Advisors Fund Management provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.70% for the RCM Biotechnology Fund; 0.75% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.80% for the RCM Global Healthcare and RCM Global Technology Funds; 0.85% for the RCM Global Equity and RCM Global Small-Cap Funds; and 0.95% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the Institutional, and Administrative Classes is charged at the annual rate of 0.30% for the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Tax-Managed Growth Funds; 0.40% for the RCM Global Equity, RCM Global Small-Cap and RCM Global Technology Funds; and 0.50% for RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.45% for RCM Biotechnology Fund; 0.50% for the RCM Large-Cap Growth, RCM Mid-Cap and RCM Tax-Managed Growth Funds; 0.55% for the RCM Global Technology and RCM Global Healthcare Funds; 0.60% for the RCM Global Equity and RCM Global Small-Cap Funds; 0.70% for the RCM Emerging Markets, RCM Europe and RCM International Growth Equity Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Redemption Fees. Effective June 10, 2002, investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of up to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate

RCM Global Small-Cap, RCM Global Technology, RCM Global Equity, RCM International Growth Equity, RCM Emerging Markets and RCM Europe Funds	2.00%
All other Funds	1.00%

     Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption fees are paid to and retained by the Funds to defray certain costs and are not paid to or retained by PIMCO Advisors, the Funds’ Sub-Advisor, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
     Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Management Fees. Prior February 1, 2002, the Funds paid the investment management fees to Dresdner RCM monthly. The annual management fees paid by the Funds are based on each Fund’s average daily net assets as listed in the following table. Dresdner RCM has voluntarily agreed to pay each Fund the amount, if any, by which ordinary operating expenses of the Fund for each quarter (except interest, taxes, and extraordinary

12.31.02  |   PIMCO Funds Semi-Annual Report     57

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets.

	Flat Rate	First $500 Million	Next $500 Million	Above $1 Billion	Expense Caps
Fund Name

RCM Biotechnology Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Emerging Markets Fund
Class D	1.00%	—	—	—	1.75%
RCM Emerging Markets Fund
Institutional Class	1.00%	—	—	—	1.50%
RCM Europe Class D	1.00%*	—	—	—	1.60%
RCM Europe Institutional Class	1.00%*	—	—	—	1.35%
RCM Global Equity Fund
Class D	—	0.75%	0.70%	0.65%	1.50%
RCM Global Equity Fund
Institutional Class	—	0.75%	0.70%	0.65%	1.25%
RCM Global Healthcare Fund
Class D	—	1.00%	0.95%	0.90%	1.50%
RCM Global Small-Cap Fund
Class D	—	1.00%	0.95%	0.90%	1.75%
RCM Global Small-Cap Fund
Institutional Class	—	1.00%	0.95%	0.90%	1.50%
RCM Global Technology Fund
Class D	1.00%	—	—	—	1.75%
RCM Global Technology Fund
Institutional Class	1.00%	—	—	—	1.50%
RCM International Growth
Equity Fund Class D	0.75%	—	—	—	1.25%
RCM International Growth
Equity Fund Institutional Class	0.75%	—	—	—	1.00%
RCM Large-Cap Fund Class D	—	0.70%	0.65%	0.60%	1.00%
RCM Large-Cap Fund
Institutional Class	—	0.70%	0.65%	0.60%	0.75%
RCM Mid-Cap Fund Class D	0.75%	—	—	—	1.02%
RCM Mid-Cap Fund
Institutional Class	0.75%	—	—	—	0.77%
RCM Small-Cap Fund
Institutional Class	1.00%	—	—	—	1.02%
RCM Tax-Managed Growth
Fund Class D	—	0.75%	0.70%	0.65%	1.50%
RCM Tax-Managed Growth
Fund Institutional Class	—	0.75%	0.70%	0.65%	1.25%
*	The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD received $203,873 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. PIMCO Advisors has agreed to waive a portion of the RCM Large-Cap Growth, RCM Mid-Cap, RCM Small-Cap and RCM Europe Funds’ advisory and administrative fees as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Institutional Class and Class D) until June 30, 2003:

Fund	Institutional Class	Class D

RCM Large-Cap Growth Fund	0.75%	1.00%
RCM Mid-Cap Fund	0.77%	1.02%
RCM Small-Cap Fund	1.02%	—
RCM Europe Fund	1.30%	1.60%

58     PIMCO Funds Semi-Annual Report  |  12.31.02

Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets. Prior to February 1, 2002, each unaffiliated Trustee received an annual retainer of $30,000, (the retainer was prorated among each Fund of the Trust) plus $5,500 for each Board meeting attended in person.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

RCM Biotechnology Fund	$168,876	$207,919
RCM Emerging Markets Fund	3,563	8,744
RCM Europe Fund	30,498	30,026
RCM Global Equity Fund	1,914	1,769
RCM Global Healthcare Fund	109,096	122,831
RCM Global Small-Cap Fund	9,108	12,568
RCM Global Technology Fund	277,724	269,196
RCM International Growth Equity Fund	25,763	71,873
RCM Large-Cap Growth Fund	105,408	28,046
RCM Mid-Cap Fund	152,117	282,430
RCM Tax-Managed Growth Fund	4,626	3,861

5. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

RCM Global Technology Fund

Premium

Balance at 06/30/2002	$1,721
Sales	9,661
Closing Buys	(6,806)
Expirations	(3,660)

Balance at 12/31/2002	$916

6. Reorganization
The Acquiring Fund, as listed below, acquired the assets and certain liabilities of the Acquired Fund, also listed below, in a tax-free exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization dated December 5, 2001, approved by the Acquired Funds’ shareholders (shares and amounts in thousands):

Acquiring Fund	Acquired Fund	Date	Shares Issued by Acquiring Fund	Value of Shares Issued by Acquiring Fund	Total Net Assets of Acquired Fund	Total Net Assets of Acquiring Fund	Total Net Assets of Acquiring Fund After Acquisition	Acquired Fund’s Unrealized (Depreciation)

PIMCO RCM International Growth Equity Fund	PIMCO Select International Fund	03/15/2002	8,625	$76,523	$76,523	$85,668	$162,191	$(7,433)

12.31.02  |  PIMCO Funds Semi-Annual Report     59

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	RCM Biotechnology Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,268	$20,293	9,029	$223,238	9,763	$291, 340

Other Classes	166	2,732	84	1,558	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(3,955)	(62,578)	(16,177)	(371,369)	(9,207)	(260,701)

Other Classes	(80)	(1,325)	(4)	(78)	0	0

Net increase (decrease) resulting from Fund share transactions	(2,601)	$(40,878)	(7,068)	$(146,651)	556	$30,639

	RCM Emerging Markets Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	199	$1,815	2,397	$25,266	413	$4,764

Other Classes	789	7,298	2,430	25,784	142	1,588

Issued as reinvestment of distributions
Class D	2	20	1	7	0	0

Other Classes	0	9	3	27	0	0

Cost of shares redeemed
Class D	(224)	(2,058)	(2,392)	(25,232)	(396)	(4,581)

Other Classes	(1,259)	(11,861)	(2,279)	(24,229)	(56)	(635)

Net increase (decrease) resulting from Fund share transactions	(493)	$(4,777)	160	$1,623	103	$1,136

	RCM Global Healthcare Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1,584	$24,245	5,842	$114,119	4,970	$106,834

Other Classes	212	3,233	161	2,920	0	0

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	336	6,815	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(2,608)	(39,092)	(7,046)	(135,812)	(4,305)	(89,316)

Other Classes	(45)	(680)	(7)	(123)	0	0

Net increase (decrease) resulting from Fund share transactions	(857)	$(12,294)	(714)	$(12,081)	664	$17,518

	RCM Global Small-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	20	$225	4,403	$59,168	2,687	$44,461

Other Classes	858	9,801	2,587	34,335	2,207	36,823

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(130)	(1,549)	(4,928)	(67,423)	(2,485)	(41,487)

Other Classes	(1,036)	(11,958)	(2,790)	(37,515)	(2,508)	(42,577)

Net increase (decrease) resulting from Fund share transactions	(288)	$(3,481)	(728)	$(11,435)	(99)	$(2,780)

	RCM Large-Cap Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2,392	$24,453	5,443	$67,949	1,972	$27,273

Other Classes	7,033	72,315	15,471	190,941	2,299	34,545

Issued as reinvestment of distributions
Class D	20	200	0	1	0	0

Other Classes	78	803	8	103	0	0

Cost of shares redeemed
Class D	(1,112)	(11,301)	(3,070)	(37,669)	(388)	(5,801)

Other Classes	(2,012)	(20,364)	(1,893)	(23,491)	(806)	(11,769)

Net increase (decrease) resulting from Fund share transactions	6,399	$66,106	15,959	$197,834	3,077	$44,248

	RCM Mid-Cap Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	298	$537	6,691	$15,665	223	$685

Other Classes	14,302	25,198	35,088	83,121	18,486	52,200

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(661)	(1,187)	(4,853)	(11,266)	(79)	(231)

Other Classes	(87,146)	(155,748)	(138,744)	(328,612)	(7,483)	(20,890)

Net increase (decrease) resulting from Fund share transactions	(73,207)	$(131,200)	(101,818)	$(241,092)	11,147	$31,764

60     PIMCO Funds Semi-Annual Report | 12.31.02

	RCM Europe Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	5,595	$34,993	30,645	$239,313	12,174	$123,532

Other Classes	4,198	26,261	36	256	0	0

Issued as reinvestment of distributions
Class D	0	0	20	159	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(6,208)	(39,510)	(32,196)	(252,841)	(12,029)	(122,256)

Other Classes	(3,342)	(20,466)	(21)	(144)	0	0

Net increase (decrease) resulting from Fund share transactions	243	$1,278	(1,516)	$(13,257)	145	$1,276

	RCM Global Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$5	1	$10	0	$0

Other Classes	194	1,133	25	178	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	0	0	0	0	0	0

Other Classes	(163)	(969)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	32	$169	26	$188	0	$0

	RCM Global Technology Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/20001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	817	$15,260	4,621	$125,977	3,886	$159,070

Other Classes	2,991	56,367	4,640	127,488	2,873	116,630

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(1,635)	(30,057)	(5,275)	(138,413)	(3,465)	(137,298)

Other Classes	(3,329)	(60,728)	(5,230)	(138,984)	(3,879)	(148,200)

Net increase (decrease) resulting from Fund share transactions	(1,156)	$(19,158)	(1,244)	$(23,932)	(585)	$(9,798)

	RCM International Growth Equity Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/20001
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	2,837	$20,454	16,432	$148,504	4,257	$51,464

Other Classes	11,778	85,233	62,229	564,984	30,691	371,494

Issued in reorganization
Class D	0	0	0	0	0	0

Other Classes	0	0	8,625	76,523	0	0

Issued as reinvestment of distributions
Class D	6	41	14	126	0	0

Other Classes	60	417	254	2,337	0	0

Cost of shares redeemed
Class D	(2,902)	(20,899)	(16,716)	(153,137)	(3,646)	(44,697)

Other Classes	(17,955)	(131,504)	(71,608)	(657,083)	(30,492)	(369,860)

Net increase (decrease) resulting from Fund share transactions	(6,176)	$(46,258)	(770)	$(17,746)	810	$8,401

	RCM Tax-Managed Growth Fund

	Period Ended 12/31/2002		Year Ended 06/30/2002		Period Ended 6/30/2001

	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	36	$325	147	$1,564	169	$2,158

Other Classes	619	5,587	408	4,269	134	1,702

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	0

Cost of shares redeemed
Class D	(67)	(582)	(237)	(2,505)	(109)	(1,326)

Other Classes	(507)	(4,561)	(443)	(4,677)	(1,640)	(20,737)

Net increase (decrease) resulting from Fund share transactions	81	$769	(125)	$(1,349)	(1,446)	$(18,203)

12.31.02  |  PIMCO Funds Semi-Annual Report     61

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

8. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

RCM Biotechnology Fund	$16,965	$(48,452)	$(31,487)
RCM Emerging Markets Fund	299	(140)	159
RCM Europe Fund	1,175	(1,066)	109
RCM Global Equity Fund	24	(44)	(20)
RCM Global Healthcare Fund	5,630	(13,058)	(7,428)
RCM Global Small-Cap Fund	534	(389)	145
RCM Global Technology Fund	25,205	(11,739)	13,466
RCM International Growth Equity Fund	1,806	(9,415)	(7,609)
RCM Large-Cap Growth Fund	3,007	(39,293)	(36,286)
RCM Mid-Cap Fund	9,273	(15,202)	(5,929)
RCM Tax-Managed Growth Fund	360	(303)	57

62     PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688
Servicing Agent and
Transfer Agent

Independent	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
Accountant

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

One Fund Family, A Choice of Specialized Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research-driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

PZ030S.12/02

PIMCO
ADVISORS

Semi-Annual Report

12. 31. 02

PIMCO NACM Stock Funds

Share Classes

Ins   Institutional

Adm   Administrative

GROWTH STOCK FUNDS
NACM Growth Fund

BLEND STOCK FUNDS
NACM Core Equity Fund

VALUE STOCK FUNDS
NACM Value Fund
NACM Flex-Cap Value Fund

GLOBAL STOCK FUNDS
NACM Global Fund

INTERNATIONAL STOCK FUNDS
NACM International Fund
NACM Pacific Rim Fund

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended  December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-927-4648.

Sincerely,

Stephen Treadway
Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     3

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation	IN THE PORTFOLIO:	$1.0 million
35
PORTFOLIO:		PORTFOLIO MANAGER:
Large capitalization equity securities	FUND INCEPTION DATE:	Stephen Ross
7/19/02

Stephen Ross
Portfolio Manager

Mr. Ross has more than 13 years of investment experience.

Fund advances modestly in tough environment for stock pickers
Since inception, the PIMCO NACM Growth Fund Institutional Class Shares advanced 1.20% against the –8.56% return of the Fund’s bench-mark, the Russell 1000 Growth Index.

U.S. stocks endured roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Lower-quality issues led rebound
Although the Fund posted a gain for shareholders during the period, its under-performance was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks hailed from the technology sector, although energy and utilities were also represented. Much of this so-called “junk bounce” was driven by short sellers covering positions.

Defensive posture hampered fund performance
As the third quarter opened, the portfolio was defensively positioned—a strategy that ultimately hindered the Fund’s performance. Companies within the HMO, defense and consumer-related sectors were among those that best met our investment criteria, and therefore the Fund was overweight in these areas. An 8–10% underweight in technology (ex- defense) companies represented the majority of the portfolio’s underperformance relative to the benchmark, as these issues rallied in the fourth quarter.

Issue selection provided mixed results
Dell and Intel serve as examples of disappointing holdings. Despite exhibiting strong fundamentals, good visibility and increasing market share, Dell was one of the portfolio’s worst performers in the fourth quarter. And although Intel’s guidance was slightly better than expected, analysts were largely positive, and catalysts for growth seemed evident, Intel advanced only fractionally. On the positive side, our investment in Nextel, also based on our assessment of its fundamental strength, was rewarded with strong gains.

Signs of improvement are emerging
We are beginning to see signs of improvement in capital spending as the inventory replacement cycle emerges in technology and new operating systems stimulate PC sales. Healthcare fundamentals continue to look promising, particularly for service providers and device manufacturers. The outlook for retail and financials is mixed, while visibility in the energy sector has been clouded by the unresolved Iraq situation. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“A sluggish economy and concerns over Iraq heightened volatility in the U.S. stock market.”

4     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Growth Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Growth Fund Institutional Class Shares	—	—	—	—	1.20%

PIMCO NACM Growth Fund Administrative Class Shares	—	—	—	—	1.10%

Russell 1000 Growth Index	—	—	—	—	–8.56%

Lipper Multi-Cap Growth Funds Average	—	—	—	—	–3.64%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	5.3%	Intel Corp.	3.6%	Healthcare	25.9%

Pfizer, Inc.	5.0%	Bank of America Corp.	3.5%	Technology	24.3%

General Electric Co.	5.0%	Citigroup, Inc.	3.5%	Consumer Discretionary	11.7%

Amgen, Inc.	3.9%	Procter & Gamble Co.	3.4%	Financial & Business Services	9.7%

Johnson & Johnson	3.8%	IBM Corp.	3.1%	Energy	6.0%

		Top Ten Total	40.1%	PORTFOLIO COMPOSITION

				Common Stocks	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Focuses investment universe within the upper 90% of the Russell 1000 Growth Index. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest at least 65% of its assets in U.S. companies with large market capitalizations. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     5

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

OBJECTIVE:	NUMBER OF FUNDS	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$2.2 million
111
PORTFOLIO:		PORTFOLIO MANAGERS:
Large capitalization equity securities	FUND INCEPTION DATE:	David J. Pavan, CFA
	7/19/02	Douglas B. Stone
Mark W. Stuckelman

David J. Pavan, CFA
Portfolio Manager

Mr. Paven has 9 years of investment experience.

Douglas B. Stone
Portfolio Manager

Mr. Stone has 29 years of investment experience.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Despite tough fourth quarter, fund outperforms
Since inception, the PIMCO NACM Core Equity Fund Institutional Class Shares advanced 7.52%, outperforming the –2.72% return of its benchmark, the S&P 500 Index.

Enhancements to our model paid off
Our stock selection model generally worked to the Fund’s advantage during the period. In particular, we were pleased to see that our estimate revisions criteria rebounded strongly after a weak 2001. In addition, the earnings quality and investor sentiment criteria helped performance throughout the remainder of the year. July was a particularly good month, as the portfolio outpaced its benchmark by more than four percentage points.

Fund faltered in the fourth quarter
The fourth quarter proved challenging for our stock selection model as stocks with the strongest estimate revisions and relative strength broadly underper-formed. The October/November rebound was led by lower-quality stocks. Nonetheless, our stock selection was positive, as the market rewarded stocks with improving fundamentals.

Disappointing technology, healthcare holdings
Stock selection was weakest in technology in the fourth quarter as defense names traded lower and beaten-down tech stocks rebounded sharply.  For the year, however, technology proved our second best sector, with stock selection adding solid value. Stock selection in healthcare stocks was also weak in the fourth quarter.

The outlook for 2003
Stocks with good fundamentals should outperform in 2003. Given the modest improvement of the U.S. economy, a slight uptick in capital spending, low interest rates, and increased productivity, we believe a meaningful rebound could lie ahead. A resolution of the Iraq situation would clear up much of the uncertainty that surrounded the markets for most of 2002. Also, the value/growth style pendulum is swinging back into better balance. We are confident that our proprietary quantitative model—over-laid with our fundamental analysis that weighs the relative strength of each stock in our portfolio against attractive investment candidates—will generate benchmark-beating performance over time.

“Stocks with good fundamentals should outperform in 2003.”

6     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Core Equity Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)
PIMCO NACM Core Equity Fund Institutional Class Shares	—	—	—	—	7.52%

PIMCO NACM Core Equity Fund Adminstrative Class Shares	—	—	—	—	7.32%

S&P 500 Index	—	—	—	—	2.72%

Lipper Large-Cap Core Funds Average	—	—	—	—	–3.91%

PIMCO STOCK FUNDS % of Total Investments				PIMCO BOND FUNDS

Microsoft Corp.	3.0%	American International Group, Inc.	2.1%	Financial & Business Services	22.9%

Citigroup, Inc.	2.5%	Procter & Gamble Co.	1.9%	Technology	14.5%

Exxon Mobil Corp.	2.5%	Intel Corp.	1.9%	Healthcare	12.3%

3M Co.	2.2%	Bank of America Corp.	1.9%	Consumer Staples	8.2%

Pfizer, Inc.	2.2%	Wachovia Corp.	1.8%	Consumer Discretionary	8.1%

		Top Ten Total	22.0%	PORTFOLIO COMPOSITION
				Common Stocks	96.6%

				Cash Equivalents	3.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest in companies with large market capitalization and value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18  for Footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     7

A VALUE STOCK FUND

PIMCO NACM Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.2 million
65
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Mark W. Stuckelman
Equity securities of large U.S. companies	7/19/02
that are undervalued in the marketplace.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Value Fund Institutional Class Shares advanced 10.16%, outperforming the –2.19% return of its benchmark, the Russell 1000 Value Index.

Market rebounds from oversold condition
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter of 2002, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak, before retreating somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Third quarter proves challenging
During the third quarter, every sector in both the benchmark and the portfolio declined. Amid this challenging environment, the portfolio’s relative performance suffered from disappointing stock selection in the producers/manufacturing, financial services, and utilities sectors. Specifically, holdings in automobile, money-center bank, and gas pipeline stocks hampered relative performance. During the period, we took advantage of the steep market sell-off to initiate several positions in high-quality companies trading at historically low valuations.

Fund outperforms despite “junk bounce”
The market’s strong advance in the fourth quarter was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks were within the technology sector, although energy and utilities companies were also represented. This so-called “junk bounce” was driven primarily by short sellers covering their positions. Despite the advance of lower-quality stocks, the Fund managed to beat its benchmark in the fourth quarter. Performance was powered by sharp gains in holdings in the transportation and utilities sectors (most notably, airlines and telephone companies). Technology holdings held the portfolio back from greater outperformance.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“The portfolio is positioned for strong performance relative to its peer group.”

8     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)
PIMCO NACM Value Fund Institutional Class Shares	—	—	—	—	10.16%

PIMCO NACM Value Fund Adminstrative Class Shares	—	—	—	—	10.06%

Russell 1000 Value Index	—	—	—	—	–2.19%

Lipper Large-Cap Value Funds Average	—	—	—	—	–3.61%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	3.7%	Fox Entertainment Group, Inc.	2.2%	Financial & Business Services	30.2%

Bank of America Corp.	3.5%	Verizon Communications, Inc.	2.2%	Energy	10.0%

Citigroup, Inc.	3.2%	Wachovia Corp.	2.2%	Technology	8.4%

3M Co.	3.1%	ConocoPhillips	2.1%	Consumer Staples	8.0%

American International Group, Inc.	2.4%	IBM Corp.	1.9%	Utilities	6.5%

		Top Ten Total	26.3%	PORTFOLIO COMPOSITION
				Common Stocks	93.6%

				Cash Equivalents	6.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria of positive change, financial strength and valuation.

	•	Risk management systems utilize both attribution and performance analysis to review portfolios daily.

Past performance is no guarantee of future results. The Fund may invest primarily in companies with large market capitalization. The Fund may also invest in value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     9

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital	IN THE PORTFOLIO:	$1.2 million
appreciation	63
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Mark W. Stuckelman
Equity securities of U.S. companies that are	7/19/02
undervalued in the marketplace.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Flex-Cap Value Fund Institutional Class Shares advanced 13.07%, handily outperforming the
–5.30% decline of its benchmark, the Russell 3000 Value Index.

U.S. stocks endure roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Market rebounds from oversold condition in fourth quarter
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak that was powered largely by a rebound in lower-quality, low-priced issues. The market then retreated somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Financial, insurance, energy holdings drive outperformance
The portfolio’s outperformance over the period was driven by holdings in the financial services, insurance services, and energy sectors. Specifically, money-center banks, property-casualty insurers, and integrated oil companies in the portfolio added value in both absolute and relative returns.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Potential war in Iraq continues to overhang the market, as does the threat of future terrorist acts. Iraq aside, we believe conditions are ripe for economic acceleration—interest rates are historically very low, productivity is growing, consumer confidence is improving, and corporate capital spending seems to be recovering. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“Once the Iraq situation is resolved, we believe investors will reward quality stocks.”

10     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Flex-Cap Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)
PIMCO NACM Flex-Cap Value Fund Institutional Class Shares	—	—	—	—	13.07%

PIMCO NACM Flex-Cap Value Fund Adminstrative Class Shares	—	—	—	—	12.97%

Russell 3000 Value Index	—	—	—	—	–5.30%

Lipper Multi-Cap Core Funds Average	—	—	—	—	–3.14%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	4.2%	American International Group, Inc.	3.0%	Financial & Business Services	30.4%

Citigroup, Inc.	4.0%	Wachovia Corp.	2.2%	Technology	11.2%

Bank of America Corp.	3.6%	Viacom, Inc.	2.1%	Healthcare	10.6%

3M Co.	3.2%	IBM Corp.	2.0%	Energy	10.0%

Verizon Communications, Inc.	3.0%	Dominion Resources, Inc.	1.9%	Utilities	7.7%

		Top Ten Total	29.2%	PORTFOLIO COMPOSITION
				Common Stocks	100.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, financial strength and valuation.

	•	Risk management systems utilize attribution and performance analysis in their daily review of portfolios.

Past performance is no guarantee of future results. The Fund may invest in undervalued securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     11

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term capital	IN THE PORTFOLIO:	$1.1 million
appreciation.	93
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Catherine Nicholas
Equity securities of large capitalization	7/19/02
companies located in at least three
different countries.

Catherine Nicholas
Portfolio Manager

Ms. Nicholas has more than 18 years of investment experience.

Fund easily outdistances benchmark in period
Since inception, the PIMCO NACM Global Fund Institutional Class Shares advanced 4.49%, handily outperforming the –8.72% decline  of its benchmark, the MSCI All-Country World Free Index.

Global investors endure volatility
The global stock markets see-sawed during the period, dropping lower in July and September, rebounding strongly in October and November, then losing ground again in December. After being oversold in September, the market’s October/November advance was largely powered by low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance and high betas (a measure of a stock’s volatility relative to a benchmark such as the S&P 500). A large proportion of these stocks hailed from the beaten-down technology sector.

Defense, consumer non-durables stocks aid performance
In the third quarter, stock selection in the U.S. and among consumer non-durables and defense-oriented technology companies was favorable. As a result of our bottom-up stock selection approach, we decreased the Fund’s exposure to stocks in Latin America and the financial services sector during this period. Our investment process identified more promising opportunities, particularly in the U.S. and in the consumer non-durables sector.

A more aggressive posture in the fourth quarter
As the fourth quarter progressed, we adopted a more aggressive stance, increasing the portfolio’s exposure to technology stocks while reducing holdings in pharmaceutical companies and eliminating exposure to utilities. We also identified attractive opportunities in the producers/manufacturing group. Overall, our approach leads us to “best-of-breed” companies with superior business models poised to benefit the most from economic recovery. At period’s end, the portfolio was heavily invested across the full spectrum of technology industries.

U.S. monetary and fiscal policies remain stimulative
We expect U.S. monetary and fiscal policy to stay growth-oriented and aggressive into 2003. As a result, we are positioning the global equity portfolio to benefit from a recovery in the U.S. sometime in 2003. In the technology area, we are finding ideas on a company-by-company basis. Meanwhile, we are decreasing our holdings in defensive, consumer-oriented names that have visible earnings but slower topline growth. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We are positioning the portfolio to benefit from a recovery in the US.”

12     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Global Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)
PIMCO NACM Global Fund Institutional Class Shares	—	—	—	—	4.49%

PIMCO NACM Global Fund Adminstrative Class Shares	—	—	—	—	4.39%

MSCI All Country World Free Index	—	—	—	—	–8.72%

Lipper Global Funds Average	—	—	—	—	4.05%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

HSBC Holdings PLC	2.5%	Nokia Oyj SP - ADR	1.9%	United States	62.1%

Microsoft Corp.	2.5%	Charles Schwab Corp.	1.9%	United Kingdom	7.2%

Citigroup, Inc.	2.4%	Anadarko Petroleum Corp.	1.8%	Japan	4.3%

UBS AG	2.3%	Vodafone Group PLC	1.7%	France	4.0%

Tyco International Ltd.	2.0%	Hewlett-Packard Co.	1.6%	Bermuda	3.3%

		Top Ten Total	20.6%	PORTFOLIO COMPOSITION
				Common Stocks	97.7%

				Cash Equivalents	2.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest in foreign securities, emerging market securities and smaller companies. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     13

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term capital	IN THE PORTFOLIO:	$2.8 million
appreciation.	118
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Loretta Morris
Equity securities of large capitalization	7/19/02
companies in at least three non-
U.S. countries.

Loretta Morris
Portfolio Manager

Ms. Morris has 23 years investment experience.

Fund retreats but outperforms benchmark
Since inception, PIMCO NACM International Fund Institutional Class Shares fell –3.99%, less than the –8.56% decline of its benchmark, the MSCI EAFE Growth Index.

International stocks rebound from oversold situation
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. From early October through November, international equities rallied sharply before retreating in December over valuation concerns.

“Junk bounce” powers benchmark gains
The benchmark’s advance in the fourth quarter was largely the result of a “junk bounce,” in which low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance, and high betas (a measure of a stock’s volatility relative to a benchmark) posted strong gains. In this environment, many of the high-quality stocks in the portfolio exhibiting solid or improving fundamentals were less rewarded.

Software stocks, underweight in Germany boost relative returns
Strong performance versus the benchmark in the third quarter was largely attributable to stock selection in Switzerland, Sweden, and among commercial/industrial and insurance services companies. Underweights in Germany, the worst-performing EAFE country, and in the insurance services sector, which also trailed the broad market, were another plus. In the fourth quarter, software holdings in the portfolio contributed to relative performance.

Financial sector hampers performance
Relative underperformance versus the benchmark can be attributed in part to disappointing stock selection and underweight exposure to the United Kingdom and the financial services sector.Specifically, money-center banks in the portfolio hampered relative returns.

Adopting a more aggressive stance
We have moved the portfolios from a defensive posture to a more aggressive stance. We are less bearish that the global economy will sink into a double-dip recession; instead, we see stabilization in economic indicators, which suggests that modest growth lies ahead for the world economy. As 2003 unfolds, we will continue to seek out international equities that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We have moved the portfolios from a defensive posture to a more aggressive stance.”

14     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM International Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM International Fund Institutional Class Shares	—	—	—	—	–3.99%

PIMCO NACM International Fund Adminstrative Class Shares	—	—	—	—	–4.09%

MSCI EAFE Growth Index	—	—	—	—	–8.56%

Lipper International Funds Average	—	—	—	—	–6.17%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Unilever NV	2.0%	Diageo PLC	1.5%	United Kingdom	20.4%

HSBC Holdings PLC	2.0%	Royal Bank of Scotland Group PLC	1.5%	Japan	13.4%

Eni SpA	1.7%	TotalFinaElf S.A.	1.5%	France	9.9%

Vodafone Group PLC	1.6%	Sanofi-Synthelabo S.A.	1.5%	Canada	7.1%

BP PLC SP - ADR	1.6%	Skandinaviska Enskilda Banken	1.5%	Netherlands	5.9%

		Top Ten Total	16.4%	PORTFOLIO COMPOSITION
				Common Stocks	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest primarily in at least three countries outside the U.S. but may invest in up to 50 different countries worldwide. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. The Fund may invest up to 35% of its assets in U.S. companies. The Fund may also invest in emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     15

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term growth of capital.	IN THE PORTFOLIO:	$9.3 million
77
PORTFOLIO MANAGER:
PORTFOLIO:	FUND INCEPTION DATE:	Shu Nung Lee
Equity securities of companies located	12/31/97
within the Pacific Rim.

Shu Nung Lee
Portfolio Manager

Mr. Lee has 6 years of investment experience.

Fund ends challenging year on a down note
For the six-month period ended December 31, 2002, the PIMCO NACM Pacific Rim Fund Institutioal Class Shares fell –17.85% against the –14.72% decline of its benchmark, the MSCI Pacific Index.

Period marked by fourth quarter “junk bounce”
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks bounced, while higher-quality, better-performing companies’ gains were more modest. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high.

Technology holdings drag down performance
The Fund underperformed in the third quarter as the global equity markets came under severe selling pressure. Holdings in the technology sector proved especially disappointing, with a deceleration in end-user demand for personal computers and their component parts and supplies driving down the semiconductor/semiconductor capital equipment group, computers/office supply chains, and electronic instruments companies. Holdings in the financial services sector also weighed on relative performance, despite a significantly underweight position in these stocks.

Performance recovers in fourth quarter
In the fourth quarter, the Fund recovered to outperform its benchmark. Stock selection in Japan, Taiwan, and South Korea added relative value. Holdings in the financial services, banks and raw materials sectors outperformed relative to the Index. In Japan, the portfolio weighting was reduced. This was less a call on Japan per se and more on the basis of less attractive opportunities given the country’s weakening competitive stance in the global marketplace.

“Four Tigers” look promising
Within the PIMCO NACM Pacific Rim Fund, we will continue to overweight South Korea, Taiwan, and Singapore—three of the so-called “Four Tigers”—as well as Indonesia. We are also finding some opportunities in the fourth tiger, Hong Kong, as foreign investors react too quickly to saber rattling regarding the North Korean situation. The region continues to offer some of the most attractive growth rates and low P/E ratios in the world. In return for these exceptional investment opportunities, investors must be willing to contend with the tumultuous political climates in these regions.

“The Pacific region continues to offer some of the most attractive growth rates in the world.”

16     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Pacific Rim Fund Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Institutional Class Shares	–17.85%	–6.61%	–17.20%	5.16%	5.16%

MSCI Pacific Index	–14.72%	–9.02%	–20.32%	3.88%	—

Lipper Pacific Region Funds Average	–15.08%	–11.01%	–12.28%	–3.33%	—

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Takeda Chemical Industries	2.8%	Singapore Exchange Ltd.	2.2%	Japan	44.8%

Hoya Corp.	2.5%	Kao Corp.	2.2%	South Korea	14.9%

SMC Corp.	2.4%	Nintendo Co., Ltd.	2.2%	China	8.6%

SK Telecom Co., Ltd. SP - ADR	2.3%	Sony Corp.	2.1%	Taiwan	8.4%

Funai Electric Co., Ltd.	2.3%	KONAMI Corp.	2.0%	Singapore	5.5%

		Top Ten Total	23.0%	PORTFOLIO COMPOSITION
				Common Stocks	96.2%

				Cash Equivalents	3.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process
$5,000,000 invested at the Fund’s inception

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest at least 80% of its assets in issuers that are economically are tied to countries within the Pacific Rim, including emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     17

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The specific security examples mentioned may or may not be held in the NACM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the NACM Funds. Holdings are subject to change.The Growth of $5,000,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges.Returns are for the actual share class unless otherwise indicated. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International(“MSCI”) Europe, Australasia, Far East Growth Index (“EAFE Growth”) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value (P/BV) ratio.  Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. The Morgan Stanley Capital International (“MSCI”) All Country World Free Index (“ACWI Free”) is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Free Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. It is not possible to invest directly into any index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

18     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

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12.31.02  |  PIMCO Funds Semi-Annual Report  19

Financial Highlights

				Net Realized/ Unrealized Gain (Loss on) Investments
	Net Asset Value Beginning of Period					Total Income from Investment Operations
Selected Per Share Data for the Year or Period Ended:		Net Investment Income (Loss)

NACM Growth Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$(0.01	)(a)	$0.13	(a)	$0.12

Administrative Class 07/19/2002 - 12/31/2002+	10.00	(0.02	)(a)	0.13	(a)	0.11

NACM Core Equity Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$0.05	(a)	$0.71	(a)	$0.76

Administrative Class 07/19/2002 - 12/31/2002+	10.00	0.04	(a)	0.69	(a)	0.73

NACM Value Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$0.07	(a)	$0.95	(a)	$1.02

Administrative Class 07/19/2002 - 12/31/2002+	10.00	0.06	(a)	0.95	(a)	1.01

NACM Flex-Cap Value Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$0.05	(a)	$1.26	(a)	$1.31

Administrative Class 07/19/2002 - 12/31/2002+	10.00	0.04	(a)	1.26	(a)	1.30

NACM Global Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$0.00	(a)	$0.45	(a)	$0.45

Administrative Class 07/19/2002 - 12/31/2002+	10.00	(0.01	)(a)	0.45	(a)	0.44

NACM International Fund
Institutional Class 07/19/2002 - 12/31/2002+	$10.00	$0.01	(a)	$(0.41	)(a)	$(0.40)

Administrative Class 07/19/2002 - 12/31/2002+	10.00	0.00	(a)	(0.41	)(a)	(0.41)

NACM Pacific Rim Fund
Institutional Class 12/31/2002+	$7.30	$(0.04	)(a)	$(1.25	)(a)	$(1.29)

04/01/2002 - 06/30/2002	7.22	0.00	(l)	0.08		0.08

03/31/2002	6.93	0.05	(l)	0.24		0.29

03/31/2001	25.45	(0.08	)(l)	(7.10)		(7.18)

03/31/2000	12.33	(0.11	)(l)	16.15		16.04

03/31/1999	12.66	(0.07	)(l)	(0.26)		(0.33)

12/31/1997 - 03/31/1998	12.50	0.02	(l)	0.14		0.16

* Annualized
+ Unaudited
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 0.80%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.05%.
(d)	Ratio of expenses to average net assets excluding interest expense is 1.10%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.02%.

20  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Growth Fund
Institutional Class 07/19/2002 - 12/31/2002+	$0.00	$0.00	$0.00	$10.12	1.20%	$962	0.80	%*	(0.19	)%*	90%

Administrative Class 07/19/2002 - 12/31/2002+	0.00	0.00	0.00	10.11	1.10	10	1.05	*	(0.43	)*	90

NACM Core Equity Fund
Institutional Class 07/19/2002 - 12/31/2002+	$(0.06)	$(0.05)	$(0.11)	$10.65	7.53%	$2,096	0.82	%*(b)	0.97	%*	96%

Administrative Class 07/19/2002 - 12/31/2002+	(0.04)	(0.05)	(0.09)	10.64	7.32	11	1.07	*(c)	0.72	*	96

NACM Value Fund
Institutional Class 07/19/2002 - 12/31/2002+	$(0.08)	$(0.09)	$(0.17)	$10.85	10.16%	$1,047	0.80	%*	1.49	%*	62%

Administrative Class 07/19/2002 - 12/31/2002+	(0.07)	(0.09)	(0.16)	10.85	10.06	11	1.05	*	1.24	*	62

NACM Flex-Cap Value Fund
Institutional Class 07/19/2002 - 12/31/2002+	$(0.05)	$(0.17)	$(0.22)	$11.09	13.07%	$1,074	0.95	%*	0.97	%*	113%

Administrative Class 07/19/2002 - 12/31/2002+	(0.04)	(0.17)	(0.21)	11.09	12.96	11	1.20	*	1.20	*	113

NACM Global Fund
Institutional Class 07/19/2002 - 12/31/2002+	$(0.05)	$0.00	$(0.05)	$10.40	4.49%	$993	1.11	%*(d)	0.04	%*	133%

Administrative Class 07/19/2002 - 12/31/2002+	(0.04)	0.00	(0.04)	10.40	4.39	10	1.35	*	(0.21	) *	133

NACM International Fund
Institutional Class 07/19/2002 - 12/31/2002+	$(0.17)	$0.00	$(0.17)	$9.43	(3.99)%	$2,755	1.20	%*	0.25	%*	77%

Administrative Class 07/19/2002 - 12/31/2002+	(0.16)	0.00	(0.16)	9.43	(4.09)	10	1.45	*	0.01	*	77

NACM Pacific Rim Fund
Institutional Class 12/31/2002+	$(0.04)	$0.00	$(0.04)	$5.97	(17.85)%	$9,242	1.46	%*(e)(m)	(1.20	)%*	119%

04/01/2002 - 06/30/2002	0.00	0.00	0.00	7.30	1.11	11,575	1.44	*(f)	0.00	*	66

03/31/2002	0.00	0.00	0.00	7.22	4.18	11,429	1.45	(g)	0.70		390

03/31/2001	0.00	(11.34)	(11.34)	6.93	(36.44)	2,026	1.78	(h)	(0.60)		1180

03/31/2000	0.00	(2.92)	(2.92)	25.45	136.92	3,821	1.62	(i)	(0.55)		424

03/31/1999	0.00	0.00	0.00	12.33	(2.69)	1,099	1.57	(j)	(0.67)		450

12/31/1997 - 03/31/1998	0.00	0.00	0.00	12.66	1.28	1,197	1.40	*(k)	0.74*		86

(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.20%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.57%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.20%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.25%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.68%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.50%.
(l)
Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of period, adjusted for per share distributions. Beginning April 1, 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.

(m)	Ratio of expenses to average net assets excluding non-recurring expenses is 1.40%.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report  21

Statements of Assets and Liabilities
December 31, 2002 (Unaudited)

				NACM Flex-Cap Value Fund		NACM International Fund	NACM Pacific Rim Fund
	NACM Growth Fund	NACM Core Equity Fund	NACM Value Fund		NACM Global Fund
Amounts in thousands, except per share amounts

Assets:
Investments, at value	$989	$2,206	$1,204	$1,156	$1,053	$2,814	$9,067

Cash	1	0	0	0	1	1	0

Foreign currency, at value	0	0	0	0	0	0	204

Receivable for investments sold	40	3	1	118	0	15	0

Interest and dividends receivable	0	2	2	1	0	5	21

	1,030	2,211	1,207	1,275	1,054	2,835	9,292

Liabilities:
Payable for investments purchased	$6	$45	$53	$75	$0	$1	$0

Due to Custodian	0	0	0	15	0	0	0

Accrued investment advisory fee	0	1	1	1	1	2	7

Accrued administration fee	0	0	0	0	0	1	4

Other liabilities	0	0	0	0	0	1	3

	6	46	54	91	1	5	14

Net Assets	$1,024	$2,165	$1,153	$1,184	$1,053	$2,830	$9,278

Net Assets Consist of:
Paid in capital	$1,012	$2,037	$1,069	$1,079	$1,014	$2,992	$12,543

Undistributed (overdistributed) net investment income	(1)	(1)	(1)	0	(7)	(47)	(42)

Accumulated undistributed net realized gain (loss)	(7)	(1)	8	27	20	(131)	(2,898)

Net unrealized appreciation (depreciation)	20	130	77	78	26	16	(325)

	$1,024	$2,165	$1,153	$1,184	$1,053	$2,830	$9,278

Net Assets:
Institutional Class	$962	$2,096	$1,047	$1,075	$993	$2,755	$9,242

Administrative Class	10	11	11	11	10	10	0

Other Classes	52	58	95	98	50	65	36

Shares Issued and Outstanding:
Institutional Class	95	197	96	97	95	292	1,548

Administrative Class	1	1	1	1	1	1	0

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$10.12	$10.65	$10.85	$11.09	$10.40	$9.43	$5.97

Administrative Class	10.11	10.64	10.85	11.09	10.40	9.43	0.00

Cost of Investments Owned	$969	$2,076	$1,127	$1,078	$1,027	$2,798	$9,392

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$204

22  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Statements of Operations
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	NACM Growth Fund	NACM Equity Fund	NACM Value Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM International Fund	NACM Pacific Rim Fund

Investment Income:
Interest	$0	$1	$0	$1	$0	$2	$3

Dividends, net of foreign taxes	3	17	11	9	4	17	7

Security lending income	0	0	0	0	0	0	3

Total Income	3	18	11	10	4	19	13

Expenses:
Investment advisory fees	2	5	2	3	3	9	46

Administration fees	2	3	2	2	3	7	25

Accounting expense	0	0	0	0	0	0	5

Audit fees	0	0	0	0	0	0	3

Custody fees	0	0	0	0	0	0	21

Transfer agent fees	0	0	0	0	0	0	1

Total Expenses	4	8	4	5	6	16	101

Reimbursement by Manager	0	0	0	0	0	0	(28)

Net Expenses	4	8	4	5	6	16	73

Net Investment Income (Loss)	(1)	10	7	5	(2)	3	(60)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(7)	9	17	46	25	(136)	(1,183)

Net realized gain (loss) on foreign currency transactions	0	0	0	0	(5)	5	249

Net change in unrealized appreciation (depreciation) on investments	20	130	77	78	26	16	(1,104)

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	2

Net Gain (Loss)	13	139	94	124	46	(115)	(2,036)

Net Increase (Decrease) in Assets Resulting from Operations	$12	$149	$101	$129	$44	$(112)	$(2,096)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report  23

Statements of Changes in Net Assets

	NACM Growth Fund	NACM Core Equity Fund	NACM Value Fund
Amounts in thousands

	Period from July19, 2002 to December31, 2002 (Unaudited)	Period from July19, 2002 to December31, 2002 (Unaudited)	Period from July19, 2002 to December31, 2002 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(1)	$10	$7

Net realized gain (loss)	(7)	9	17

Net change in unrealized appreciation (depreciation)	20	130	77

Net increase (decrease) resulting from operations	12	149	101

Distributions to Shareholders:
From net investment income
Institutional Class	0	(11)	(8)

Administrative Class	0	0	0

Other Classes	0	0	0

From net realized capital gains
Institutional Class	0	(10)	(9)

Administrative Class	0	0	0

Other Classes	0	0	0

Total Distributions	0	(21)	(17)

Fund Share Transactions:
Receipts for shares sold
Institutional Class	950	1,950	950

Administrative Class	10	10	10

Other Classes	55	69	92

Issued as reinvestment of distributions
Institutional Class	0	20	16

Administrative Class	0	0	0

Other Classes	0	0	1

Cost of shares redeemed
Institutional Class	0	0	0

Administrative Class	0	0	0

Other Classes	(3)	(12)	0

Net increase (decrease) resulting from Fund share transactions	1,012	2,037	1,069

Total Increase (Decrease) in Net Assets	1,024	2,165	1,153

Net Assets:
Beginning of period	0	0	0

End of period*	$1,024	$2,165	$1,153

*Including net undistributed (overdistributed) investment income of:	$(1)	$(1)	$(1)

24  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

	NACM Flex-Cap Value Fund	NACM Global Fund	NACM International Fund
Amounts in thousands				NACM Pacific Rim Fund

Increase (Decrease) in Net Assets from:	Period from July19, 2002 to December31, 2002 (Unaudited)	Period from July19, 2002 to December31, 2002 (Unaudited)	Period from July19, 2002 to December31, 2002 (Unaudited)	Six Months Ended December31, 2002 (Unaudited)	Period from April1, 2002 to June30, 2002	Year Ended March31, 2002

Operations:
Net investment income (loss)	$5	$(2)	$3	$(60)	$0	$71

Net realized gain (loss)	46	20	(131)	(934)	560	(1,826)

Net change in unrealized appreciation (depreciation)	78	26	16	(1,102)	(423)	1,290

Net increase (decrease) resulting from operations	129	44	(112)	(2,096)	137	(465)

Distributions to Shareholders:
From net investment income
Institutional Class	(5)	(5)	(49)	(68)	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	0	0	(1)	0	0	0

From net realized capital gains
Institutional Class	(16)	0	0	0	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	(3)	0	0	0	0	0

Total Distributions	(24)	(5)	(50)	(68)	0	0

Fund Share Transactions:
Receipts for shares sold
Institutional Class	950	950	2,870	7	432	10,805

Administrative Class	10	10	10	0	0	0

Other Classes	210	49	482	308	0	0

Issued as reinvestment of distributions
Institutional Class	21	5	49	68	0	0

Administrative Class	0	0	0	0	0	0

Other Classes	2	0	1	0	0	0

Cost of shares redeemed
Institutional Class	0	0	0	(244)	(423)	(937)

Administrative Class	0	0	0	0	0	0

Other Classes	(114)	0	(420)	(272)	0	0

Net increase (decrease) resulting from Fund share transactions	1,079	1,014	2,992	(133)	9	9,868

Total Increase (Decrease) in Net Assets	1,184	1,053	2,830	(2,297)	146	9,403

Net Assets:
Beginning of period	0	0	0	11,575	11,429	2,026

End of period*	$1,184	$1,053	$2,830	$9,278	$11,575	$11,429

*Including net undistributed (overdistributed) investment income of:	$0	$(7)	$(47)	$(42)	$86	$82

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report  25

Schedule of Investments
 NACM Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.2%
Aerospace 2.4%
Alliant Techsystems, Inc. (a)	400	$25

Capital Goods 4.8%
General Electric Co.	2,000	49

Communications 2.0%
Nextel Communications, Inc. (a)	1,800	21

Consumer Discretionary 13.4%
Eastman Kodak Co.	600	21
Harley-Davidson, Inc.	400	19
Kohl’s Corp. (a)	500	28
Lowe’s Cos., Inc.	600	23
MGM Grand, Inc. (a)	800	26
Wal-Mart Stores, Inc.	400	20

		137

Consumer Services 2.3%
Viacom, Inc. (a)	600	24

Consumer Staples 5.7%
Anheuser-Busch Cos., Inc.	500	24
Procter & Gamble Co.	400	34

		58

Energy 5.8%
Anadarko Petroleum Corp.	600	29
Patterson-UTI Energy, Inc. (a)	1,000	30

		59

Financial & Business Services 9.4%
Bank of America Corp.	500	35
Citigroup, Inc.	1,000	35
Fannie Mae	400	26

		96

Healthcare 25.0%
Alcon, Inc. (a)	500	20
Amgen, Inc. (a)	800	39
Anthem, Inc. (a)	400	25
Forest Laboratories, Inc. (a)	300	29
Gilead Sciences, Inc. (a)	600	20
Johnson & Johnson	700	38
Merck & Co., Inc.	500	28
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8

		256

Technology 23.4%
Adobe Systems, Inc.	900	22
Applied Materials, Inc. (a)	1,200	16
Dell Computer Corp. (a)	1,100	29
Hewlett-Packard Co.	1,300	23
IBM Corp.	400	31
Intel Corp.	2,300	36
Microsoft Corp. (a)	1,000	52
QUALCOMM, Inc. (a)	500	18
Seagate Technology (a)	1,200	13

		240

Total Common Stocks (Cost $945)		965

	Principal Amount (000s)
		Value (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
1.050% due 01/02/2003	$24	$24
(Dated 12/31/2002. Collateralized by Fannie Mae 3.650% due 05/23/2004 valued at $20 and Fannie Mae 0.000% due 05/02/2003 valued at $10. Repurchase proceeds are $24.)
Total Short-Term Instruments		24
(Cost $24)
Total Investments 96.6%		$989
(Cost $969)
Other Assets and Liabilities (Net) 3.4%		35

Net Assets 100.0%		$1,024

Notes to Schedule of Investments:

(a) Non-income producing security.

26  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 NACM Core Equity Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 98.4%
Aerospace 1.0%
Lockheed Martin Corp.	100	$6
Raytheon Co.	500	15

		21

Capital Goods 4.6%
3M Co.	400	49
General Electric Co.	1,600	39
ITT Industries, Inc.	200	12

		100

Communications 4.2%
BellSouth Corp.	600	16
Nextel Communications, Inc. (a)	700	8
SBC Communications, Inc.	900	24
Verizon Communications, Inc.	900	35
Westwood One, Inc. (a)	200	8

		91

Consumer Discretionary 8.3%
Amazon.com, Inc. (a)	400	8
AutoZone, Inc. (a)	100	7
Federated Department Stores, Inc. (a)	700	20
Fox Entertainment Group, Inc. (a)	1,500	39
Kohl’s Corp. (a)	200	11
Lowe’s Cos., Inc.	300	11
Michaels Stores, Inc. (a)	200	6
PETsMART, Inc. (a)	300	5
Pitney Bowes, Inc.	500	16
Ross Stores, Inc.	200	9
Staples, Inc. (a)	300	6
W.W. Grainger, Inc.	300	16
Wal-Mart Stores, Inc.	500	25

		179

Consumer Services 5.4%
Apollo Group, Inc. (a)	200	9
Comcast Corp. (a)	800	19
Harrah’s Entertainment, Inc. (a)	200	8
Knight-Ridder, Inc.	400	25
USA Interactive (a)	300	7
Viacom, Inc. (a)	800	33
Walt Disney Co.	1,000	16

		117

Consumer Staples 8.3%
Anheuser-Busch Cos., Inc.	100	5
Coca-Cola Co.	300	13
Coca-Cola Enterprises, Inc.	400	9
ConAgra Foods, Inc.	1,300	33
Fortune Brands, Inc.	500	23
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	600	25
Philip Morris Cos., Inc.	400	16
Procter & Gamble Co.	500	43

		181

Energy 6.5%
Apache Corp.	400	23
ChevronTexaco Corp.	300	20
ConocoPhillips	600	29
Exxon Mobil Corp.	1,600	56
Kerr-McGee Corp.	300	13

		141

Financial & Business Services 23.4%
American Express Co.	900	32
American International Group, Inc.	800	46
Bank of America Corp.	600	42
Bank of New York Co., Inc.	600	14
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,600	56
City National Corp.	400	18
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	400	26
FleetBoston Financial Corp.	800	19
John Hancock Financial Services, Inc.	500	14
Key Corp.	800	20
MBNA Corp.	600	11
Morgan Stanley Dean Witter & Co.	500	$20
North Fork Bancorp., Inc.	400	14
Progressive Corp.	200	10
State Street Corp.	500	20
Travelers Property Casualty Corp. (a)	1,147	17
U.S. Bancorp.	300	6
Wachovia Corp.	1,100	40
Washington Mutual, Inc.	500	17
Wells Fargo & Co.	400	19

		506

Healthcare 12.5%
Abbott Laboratories	800	32
Amgen, Inc. (a)	400	19
DENTSPLY International, Inc.	200	7
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	200	7
Jefferson-Pilot Corp.	500	19
Johnson & Johnson	600	32
Medtronic, Inc.	300	14
Merck & Co., Inc.	400	23
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8
WellPoint Health Networks, Inc. (a)	400	28
Wyeth	400	15
Zimmer Holdings, Inc. (a)	200	8

		271

Materials & Processing 4.1%
Alcoa, Inc.	800	18
Ball Corp.	200	10
International Paper Co.	400	14
Pactiv Corp. (a)	400	9
Praxair, Inc.	300	17
Weyerhaeuser Co.	400	20

		88

Technology 14.8%
Affiliated Computer Services, Inc. ‘A’ (a)	100	5
BMC Software, Inc. (a)	400	7
ChoicePoint, Inc. (a)	200	8
Cisco Systems, Inc. (a)	1,800	24
Computer Sciences Corp. (a)	400	14
Dell Computer Corp. (a)	800	21
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	900	22
IBM Corp.	500	39
Intel Corp.	2,700	42
Intuit, Inc. (a)	200	9
Microchip Technology, Inc.	300	7
Microsoft Corp. (a)	1,300	67
Oracle Corp. (a)	1,000	11
QLogic Corp. (a)	200	7
QUALCOMM, Inc. (a)	400	15
Texas Instruments, Inc.	300	5

		320

Transportation 1.0%
Delta Air Lines, Inc.	800	10
FedEx Corp.	200	11

		21

Utilities 4.3%
Dominion Resources, Inc.	400	22
FPL Group, Inc.	200	12
NiSource, Inc.	1,100	22
Public Service Enterprise Group, Inc.	500	16
TXU Corp.	1,200	22

		94

Total Common Stocks (Cost $2,000)		2,130

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report  27

Schedule of Investments (Cont.)
NACM Core Equity Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)
		Value (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Freddie Mac 3.000% due 01/30/2004 valued at $81. Repurchase proceeds are $76.)	$76	$76

Total Short-Term Instruments (Cost $76)		76

Total Investments 101.9% (Cost $2,076)		$2,206

Other Assets and Liabilities (Net) (1.9%)		(41)

Net Assets 100.0%		$2,165

Notes to Schedule of Investments:

(a) Non-income producing security.

28  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 NACM Value Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 97.7%
Aerospace 1.0%
Raytheon Co.	400	$12

Capital Goods 4.2%
3M Co.	300	37
ITT Industries, Inc.	200	12

		49

Communications 4.8%
BellSouth Corp.	400	10
SBC Communications, Inc.	700	19
Verizon Communications, Inc.	700	27

		56

Consumer Discretionary 5.6%
Federated Department Stores, Inc. (a)	500	14
Fox Entertainment Group, Inc. (a)	900	23
Pitney Bowes, Inc.	400	13
W.W. Grainger, Inc.	300	15

		65

Consumer Services 5.6%
Comcast Corp. (a)	700	17
Knight-Ridder, Inc.	300	19
Viacom, Inc. (a)	400	16
Walt Disney Co.	800	13

		65

Consumer Staples 8.3%
ConAgra Foods, Inc.	700	18
Fortune Brands, Inc.	300	14
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	300	12
Procter & Gamble Co.	200	17

		96

Energy 10.5%
Apache Corp.	300	17
ChevronTexaco Corp.	300	20
ConocoPhillips	527	26
Exxon Mobil Corp.	1,300	45
Kerr-McGee Corp.	300	13

		121

Financial & Business Services 31.6%
American Express Co.	400	14
American International Group, Inc.	500	29
Bank of America Corp.	600	42
Bank of New York Co., Inc.	500	12
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,100	39
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	300	19
FleetBoston Financial Corp.	600	15
John Hancock Financial Services, Inc.	400	11
Key Corp.	600	15
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	400	14
State Street Corp.	300	12
Travelers Property Casualty Corp. (a)	938	14
Wachovia Corp.	700	26
Washington Mutual, Inc.	400	14
Wells Fargo & Co.	300	14

		364

Healthcare 4.9%
Abbott Laboratories	400	16
Jefferson-Pilot Corp.	400	15
WellPoint Health Networks, Inc. (a)	200	14
Wyeth	300	11

		56

Materials & Processing 4.8%
Alcoa, Inc.	600	14
International Paper Co.	400	14
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		55

Technology 8.8%
Computer Sciences Corp. (a)	400	$14
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	800	19
IBM Corp.	300	23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16

		101

Transportation 0.8%
Delta Air Lines, Inc.	700	9

Utilities 6.8%
Dominion Resources, Inc.	300	16
FPL Group, Inc.	200	12
NiSource, Inc.	900	18
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,000	19

		78

Total Common Stocks (Cost $1,050)		1,127

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.7%
Repurchase Agreement 6.7%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $80. Repurchase proceeds are $77.)	$77	77

Total Short-Term Instruments (Cost $77)		77

Total Investments 104.4% (Cost $1,127)		$1,204

Other Assets and Liabilities (Net) (4.4%)		(51)

Net Assets 100.0%		$1,153

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report  29

Schedule of Investments
 NACM Flex-Cap Value Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 97.6%
Aerospace 1.3%
Raytheon Co.	500	$15

Capital Goods 4.6%
3M Co.	300	37
Wabash National Corp. (a)	2,200	18

		55

Communications 2.9%
Verizon Communications, Inc.	900	35

Consumer Discretionary 4.7%
Pitney Bowes, Inc.	500	16
Stage Stores, Inc. (a)	500	11
The Stanley Works	400	14
W.W. Grainger, Inc.	300	15

		56

Consumer Services 6.2%
Comcast Corp. (a)	700	16
Lee Enterprises, Inc.	500	17
Viacom, Inc. (a)	600	24
Walt Disney Co.	1,000	16

		73

Consumer Staples 6.1%
Bunge Ltd.	700	17
ConAgra Foods, Inc.	700	18
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	400	16

		72

Energy 9.8%
Apache Corp.	300	17
Chesapeake Energy Corp.	1,600	12
ChevronTexaco Corp.	300	20
Exxon Mobil Corp.	1,400	49
Kerr-McGee Corp.	400	18

		116

Financial & Business Services 29.7%
American Express Co.	500	18
American Financial Trust	500	6
American International Group, Inc.	600	35
Bank of America Corp.	600	42
Citigroup, Inc.	1,300	46
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	500	22
Fannie Mae	300	19
Meadowbrook Insurance Group, Inc. (a)	5,400	13
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	500	17
RLI Corp.	500	14
Sovereign Bancorp., Inc.	1,300	18
State Street Corp.	500	19
Wachovia Corp.	700	26
Wells Fargo & Co.	300	14

		351

Healthcare 10.4%
Abbott Laboratories	500	19
Abgenix, Inc. (a)	1,600	12
CIMA Labs, Inc. (a)	600	15
Enzon Pharmaceuticals, Inc. (a)	800	13
Guilford Pharmaceuticals, Inc. (a)	3,900	16
Jefferson-Pilot Corp.	400	15
ViroPharma, Inc. (a)	8,100	13
WellPoint Health Networks, Inc. (a)	300	21

		124

Materials & Processing 2.3%
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		27

Technology 10.9%
ASE Test Ltd. (a)	2,900	12
Avocent Corp. (a)	700	16
Captaris, Inc. (a)	6,500	16
Celestica, Inc. (a)	800	11
IBM Corp.	300	$23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16
NVIDIA Corp. (a)	900	10
Tech Data Corp. (a)	500	13

		129

Transportation 1.2%
Celadon Group, Inc. (a)	1,200	14

Utilities 7.5%
Allegheny Energy, Inc.	1,700	13
Dominion Resources, Inc.	400	22
NiSource, Inc.	1,000	20
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,100	21

		89

Total Investments 97.6% (Cost $1,078)		$1,156
Other Assets and Liabilities (Net) 2.4%		28

Net Assets 100.0%		$1,184

Notes to Schedule of Investments:

(a) Non-income producing security.

30  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Schedule of Investments
 NACM Global Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 97.7%
Bermuda 3.3%
Accenture Ltd. (a)	800	$14
Tyco International Ltd.	1,250	21

		35

Canada 2.1%
EnCana Corp.	300	9
Forzani Group Ltd. (a)	399	5
Nortel Networks Corp. (a)	4,700	8

		22

China 0.3%
Denway Motors Ltd.	8,000	3

Finland 1.9%
Nokia Oyj SP - ADR (a)	1,300	20

France 4.0%
Axa (a)	800	11
JC Decaux S.A. (a)	900	11
Sanofi-Synthelabo S.A. (a)	200	12
Vivendi Universal S.A. (a)	500	8

		42

Germany 1.5%
Porsche AG	14	6
SAP AG (a)	500	10

		16

India 1.1%
Merrill Lynch & Co. - Warrant Satyam Computer Services Ltd. Exp. 11/04/2005 (a)	1,895	11

Japan 4.3%
Advantest Corp.	300	13
Kao Corp.	400	9
Mitsubishi Tokyo Financial Group, Inc.	2	11
Sony Corp.	200	8
Sony Corp. SP - ADR	100	4

		45

Luxembourg 0.9%
Arcelor (a)	700	9

Netherlands 1.1%
Unilever NV	200	12

South Korea 3.1%
Kookmin Bank (a)	150	5
LG Chemical Ltd. (a)	100	3
Samsung Electronics Co., Ltd. (a)	50	13
Samsung Electronics Co., Ltd. - PFD NV (a)	70	9
SK Corp. (a)	260	3

		33

Switzerland 3.3%
Nestle S.A. (a)	50	11
UBS AG (a)	500	24

		35

Taiwan 1.5%
Merrill Lynch & Co. - Warrant High Tech Computer Corp. Exp. 11/21/2005 (a)	800	3
United Microelectronics Corp. SP - ADR	3,800	13

		16

United Kingdom 7.2%
Burberry Group PLC	2,100	8
Diageo PLC	1,100	12
HSBC Holdings PLC	2,400	26
Royal Bank of Scotland Group PLC	500	12
Vodafone Group PLC	9,800	18

		76

United States 62.1%
3M Co.	100	12
Adobe Systems, Inc.	200	5
Alcon, Inc. (a)	300	12
Allstate Corp.	200	7
Anadarko Petroleum Corp.	400	19
Applied Materials, Inc. (a)	700	9
AT&T Wireless Services, Inc. (a)	1,700	10
Autoliv, Inc.	600	12
Ball Corp.	200	10
BEA Systems, Inc. (a)	500	$6
Borland Software Corp. (a)	1,100	14
Charles Schwab Corp.	1,800	20
Chicago Bridge & Iron Company NV	400	12
Citigroup, Inc.	700	25
Citrix Systems, Inc. (a)	500	6
Comcast Corp. (a)	500	11
Constar International, Inc. (a)	700	8
Crown Cork & Seal Co., Inc. (a)	1,400	11
Dell Computer Corp. (a)	600	16
Dial Corp.	500	10
E.W. Scripps Co.	100	8
Electronic Arts, Inc. (a)	200	10
EMCOR Group, Inc. (a)	200	11
EOG Resources, Inc.	400	16
Eon Labs, Inc. (a)	500	9
FedEx Corp.	200	11
Flextronics International Ltd. (a)	1,600	13
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	400	14
Hewlett-Packard Co.	1,000	17
Imation Corp. (a)	300	11
Intuit, Inc. (a)	300	14
J.B. Hunt Transport Services, Inc. (a)	400	12
Kohl’s Corp. (a)	200	11
Liberty Media Corp. ‘A’ (a)	1,100	10
Medtronic, Inc.	200	9
Merck & Co., Inc.	200	11
MGM Grand, Inc. (a)	300	10
Microchip Technology, Inc.	500	12
Microsoft Corp. (a)	500	26
News Corp., Ltd.	600	16
Nextel Communications, Inc. (a)	600	7
Overture Services, Inc. (a)	200	6
Patterson-UTI Energy, Inc. (a)	200	6
Pfizer, Inc.	300	9
Pharmaceutical Resources, Inc. (a)	200	6
Pharmacia Corp.	200	8
Platinum Underwriters Holdings, Ltd. (a)	400	11
Precision Drilling Corp. (a)	200	7
Quiksilver, Inc. (a)	400	11
RenaissanceRe Holdings Ltd.	200	8
USA Interactive (a)	500	11
VERITAS Software Corp. (a)	1,100	17
Viacom, Inc. (a)	300	12
Wal-Mart Stores, Inc.	200	10
Wells Fargo & Co.	200	9
Western Digital Corp. (a)	1,400	9
Whole Foods Market, Inc. (a)	200	11

		654

Total Common Stocks (Cost $1,003)		1,029

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$24	24
(Dated 12/31/2002. Collateralized by Fannie Mae 7.250% due 01/15/2010 valued at $25. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 100.0% (Cost $1,027)		$1,053
Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$1,053

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report   31

Schedule of Investments
NACM International Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 95.7%
Australia 1.5%
The News Corporation Ltd.	4,000	$26
Woolworths Ltd.	2,500	16

		42

Barbados 0.2%
Nabors Industries Ltd. (a)	200	7

Belgium 2.0%
Dexia (a)	1,900	23
Interbrew (a)	1,400	33

		56

Brazil 0.9%
Aracruz Celulose S.A. SP - ADR (a)	900	17
Tele Norte Leste Participacoes S.A. SP - ADR (a)	1,200	9

		26

Canada 7.1%
Canadian National Railway Co.	500	21
EnCana Corp.	1,000	31
Loblaw Cos., Ltd.	500	17
Magna International, Inc.	300	17
Petro-Canada	300	9
Placer Dome, Inc.	2,100	24
Shoppers Drug Mart Corp. (a)	1,000	16
Suncor Energy, Inc.	1,100	17
Talisman Energy, Inc. (a)	1,100	40
Telus Corp.	801	8

		200

China 1.7%
China Mobile (Hong Kong) Ltd. (a)	7,000	17
CLP Holdings Ltd.	7,500	30

		47

Denmark 0.6%
TDC AS (a)	700	17

Finland 0.9%
Nokia Oyj SP - ADR (a)	1,700	26

France 9.8%
Axa (a)	1,800	24
BNP Paribas S.A.	500	20
France Telecom S.A. (a)	900	16
Groupe Danone (a)	300	40
L’Oreal S.A. (a)	300	23
Sanofi-Synthelabo S.A. (a)	700	43
Societe Generale (a)	414	24
TotalFinaElf S.A. (a)	300	43
Vivendi Environnement	1,300	30
Vivendi Universal S.A. (a)	900	15

		278

Germany 2.4%
Degussa AG (a)	500	13
Deutsche Telekom AG (a)	1,700	22
SAP AG (a)	400	32

		67

Greece 0.4%
Hellenic Telecommunications Organization S.A. (OTE)	1,000	11

Hungary 0.6%
OTP Bank Rt. (a)	1,600	16

India 0.7%
Merrill Lynch & Co. - Warrant Infosys Technologies Ltd. Exp. 09/05/2005	200	20

Ireland 1.8%
Bank of Ireland	3,500	36
CRH PLC	1,300	16

		52

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	39

Italy 5.4%
Autostrade-Concessioni e Costruzioni Autostrade SpA (a)	1,500	$15
Eni SpA (a)	3,000	48
Finmeccanica SpA (a)	22,000	12
Mediaset SpA (a)	2,800	21
Snam Rete Gas SpA (a)	9,700	33
Telecom Italia SpA	2,300	17
Telecom Italia SpA - RNC	1,264	6

		152

Japan 13.3%
Asahi Glass Co., Ltd.	3,000	18
Bridgestone Corp.	2,000	25
Canon, Inc.	1,000	38
DAI Nippon Printing Co., Ltd.	2,000	22
Fanuc Ltd.	600	27
Hoya Corp.	500	35
Kao Corp.	1,000	22
Keyence Corp.	100	17
Nintendo Co., Ltd.	300	28
Nippon Steel Corp.	19,000	22
Oji Paper Co., Ltd.	5,000	22
Shin-Etsu Chemical Co., Ltd.	400	13
Sony Corp.	600	25
Takeda Chemical Industries	800	33
Tokyo Gas Co., Ltd.	5,000	16
Yamato Transport Co.	1,000	13

		376

Luxembourg 0.9%
Arcelor (a)	2,200	27

Mexico 0.9%
Cemex S.A. de CV SP - ADR (a)	600	13
Wal-Mart de Mexico S.A. de CV (a)	6,800	13

		26

Netherlands 5.8%
Euronext NV (a)	900	20
ING Groep NV	1,600	27
Koninklijke Philips Electronics NV (a)	800	14
Royal Dutch Petroleum Co.	700	31
TPG NV	1,100	18
Unilever NV	900	55

		165

Russia 0.5%
YUKOS SP - ADR	100	14

Singapore 1.2%
Haw Par Corp.	163	0
Singapore Press Holdings Ltd.	2,000	21
United Overseas Bank Ltd.	2,000	14

		35

South Korea 4.6%
Hyundai Motor Co., Ltd.	480	11
Kookmin Bank (a)	500	18
LG Chemical Ltd. (a)	560	19
LG Electronics, Inc. (a)	670	23
Samsung Electronics Ltd. SP - GDR	300	40
SK Telecom Co., Ltd. (a)	100	19

		130

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	1,800	17
Banco Popular Espanol S.A. (a)	800	33
Endesa S.A. (a)	1,200	14
Telefonica S.A. (a)	1,900	17

		81

Sweden 3.0%
Hennes & Mauritz AB (a)	1,000	19
Skandinaviska Enskilda Banken	5,000	42
Svenska Cellulosa AB (a)	700	24

		85

32  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

		Value (000s)
	Shares

Switzerland 4.2%
Converium Holding AG (a)	300	$15
Credit Suisse Group	700	15
Nestle S.A. (a)	100	21
Novartis AG (a)	900	33
Syngenta AG (a)	300	17
UBS AG (a)	400	19

		120

United Kingdom 20.3%
BG Group PLC	5,300	23
BHP Billiton PLC	5,600	30
BOC Group PLC	1,200	17
BP PLC SP - ADR	1,100	45
British Sky Broadcasting Group PLC (a)	2,800	29
Centrica PLC	10,400	29
Diageo PLC	4,000	43
Dixons Group PLC	3,100	7
Exel PLC	1,300	14
Gallaher Group PLC	3,100	31
GlaxoSmithKline PLC	1,300	25
HSBC Holdings PLC	5,000	55
Kingfisher PLC	6,000	22
Man Group PLC	1,800	26
Prudential PLC	2,200	16
Rentokil Initial PLC (a)	6,000	21
Royal Bank of Scotland Group PLC	1,800	43
Shell Transport & Trading Co., PLC	4,400	29
Six Continents PLC	3,000	24
Vodafone Group PLC	24,800	45

		574

United States 0.7%
Noble Corp. (a)	200	7
Schlumberger Ltd.	300	13

		20

Total Common Stocks (Cost $2,692)		2,709

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $1)		0

SHORT-TERM INSTRUMENTS 3.7%
	Principal Amount (000s)

Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003	$105	105
(Dated 12/31/2002. Collateralized by Freddie Mac 3.240% due 03/12/2004 valued at $112. Repurchase proceeds are $105.)

Total Short-Term Instruments		105
(Cost $105)

Total Investments 99.4%		$2,814
(Cost $2,798)

Other Assets and Liabilities (Net) 0.6%		16

Net Assets 100.0%		$2,830

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report   33

Schedule of Investments
 NACM Pacific Rim Fund
December 31, 2002 (Unaudited)

		Value (000s)
	Shares

COMMON STOCKS 94.0%
Australia 3.3%
Aristocrat Leisure Ltd.	17,100	$45
Billabong International Ltd.	39,475	154
Qantas Airways Ltd.	46,624	101

		300

China 8.4%
ASM Pacific Technology Ltd.	48,500	96
China Mobile (Hong Kong) Ltd. (a)	38,000	91
CLP Holdings Ltd.	40,000	161
Kerry Properties	121,000	85
Li & Fung Ltd. (a)	96,000	91
Ngai Lik Industrial Holding Ltd.	524,000	133
VTech Holdings Ltd.	163,000	121

		778

Hong Kong 4.9%
Dickson Concepts Ltd.	280,500	62
Hongkong and Shanghai Hotels Ltd.	166,500	70
Shenzhen Expressway (a)	410,000	82
Techtronic Industries Co., Ltd.	122,000	116
Tundtex Co., Ltd.	436,000	122

		452

Indonesia 2.3%
PT Bank Pan Indonesia Tbk	2,425,000	49
PT Bentoel Internaional Investama Tbk (a)	2,184,500	31
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	1,528,000	40
PT Sepatu Bata Tbk	51,500	92

		212

Japan 43.8%
ABC-Mart, Inc.	5,800	70
Aderans Co., Ltd.	4,300	96
Aica Kogyo Co., Ltd. (a)	18,000	115
Asahi Glass Co., Ltd.	30,000	184
Canon, Inc.	4,000	151
Eneserve Corp. (a)	2,500	97
Funai Electric Co., Ltd. (a)	1,800	211
Hoya Corp.	3,300	231
JEOL Ltd.	25,000	90
Kao Corp.	9,000	198
KONAMI Corp.	8,000	185
KOSE Corp. (a)	3,400	108
Millea Holdings, Inc. (a)	20	144
Nintendo Co., Ltd.	2,100	196
Office Building Fund of Japan, Inc.	29	152
Oji Paper Co., Ltd.	24,000	103
Shin-Etsu Chemical Co., Ltd.	4,400	144
SMC Corp.	2,300	216
Sony Corp.	4,500	188
Takeda Chemical Industries	6,000	251
THK Co., Ltd.	6,500	72
TonenGeneral Sekiyu KK	16,000	105
Toson Corp. (a)	75,000	181
Toyota Motor Corp.	5,600	151
Uni-Charm Corp. (a)	3,000	119
Yamaichi Electronics Co., Ltd.	11,600	117
Yamato Transport Co.	6,000	78
Yushin Precision Equipment Co., Ltd.	6,600	113

		4,066

Malaysia 2.1%
Malayan Banking Bhd.	46,800	91
Telekom Malaysia Bhd. (a)	24,000	50
Unisem (M) Bhd.	31,000	54

		195

Philippines 1.1%
Philippine Long Distance Telephone Co. (a)	20,200	102

Singapore 5.4%
Haw Par Corp.	858	2
Singapore Exchange Ltd.	283,000	201
Singapore Press Holdings Ltd.	15,000	157
United Overseas Bank Ltd.	21,000	143

		503

South Korea 14.5%
Daishin Securities Co. (a)	13,500	$84
INTOPS Co., Ltd. (a)	5,367	60
Jahwa Electronics Co., Ltd. (a)	14,520	100
Kumgang Korea Chemical Co., Ltd. (a)	1,140	112
LG Card Co. (a)	2,900	83
LG Electronics, Inc. (a)	4,100	143
LG Home Shopping, Inc. (a)	1,700	99
LG Household & Health Care Ltd. (a)	5,068	75
Samsung Electro Mechanics Co., Ltd. (a)	1,940	71
Samsung Electronics Co., Ltd. (a)	190	50
Samsung Electronics Co., Ltd. - PFD NV (a)	1,290	163
SK Telecom Co., Ltd. SP - ADR	9,900	211
You Eal Electronics Co., Ltd.	4,530	96

		1,347

Taiwan 8.2%
Ambit Microsystems Corp.	42,000	137
AU Optronics Corp. (a)	193,000	113
Benq Corp.	95,000	106
Macronix International Co., Ltd. (a)	285,000	89
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	68,000	83
Test-Rite International Co., Ltd.	82,500	60
United Microelectronics Corp.	176,812	107
Wan Hai Lines Ltd.	85,000	68

		763

Total Common Stocks (Cost $9,042)		8,718

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	480,000	2

Total Purchased Put Options (Cost $3)		2

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.7%
Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003 (Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 12/04/2003 valued at $356. Repurchase proceeds are $347.)	$347	347

Total Short-Term Instruments (Cost $347)		347

Total Investments 97.7% (Cost $9,392)		$9,067
Other Assets and Liabilities (Net) 2.3%		211

Net Assets 100.0%		$9,278

Notes to Schedule of Investments:

(a) Non-income producing security.

34  PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Notes to Financial Statements
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the “Institutional Classes”) of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the A, B, C and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market value of foreign securities, currency holding and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

12.31.02  |  PIMCO Funds Semi-Annual Report   35

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $223; NACM International Fund - $2,000; and NACM Pacific Rim Fund - $15,948.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P., (“ADAM”) formerly PIMCO Advisor L.P., and serves as the investment adviser (the “Adviser”) to the Funds. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.
     The annual investment advisory fee rate payable by each other Fund to the Adviser, as a percentage of the average daily net assets, are as follows: 0.50% for NACM Growth, NACM Core Equity and NACM Value Funds; 0.65% for NACM Flex-Cap Value Fund; 0.70% for NACM Global and NACM International Funds; and 0.90% for NACM Pacific Rim Fund. During the fiscal year ended March 31, 2002, the NACM Pacific Rim Fund’s advisory fee was 1.00%.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the NACM Core Equity, NACM Growth, NACM Value and NACM Flex-Cap Value and Funds; 0.40% for NACM Global Fund; and 0.50% for the NACM International and NACM Pacific Rim Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM International, NACM Pacific Rim and NACM Value Funds; 0.60% for NACM Global Fund; and 0.70% for NACM International and NACM Pacific Rim Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for Class D is charged at the annual rate of 0.75% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.85% for NACM Global Fund; and 0.95% for NACM International and NACM Pacific Rim Funds.

Fund Redemption Fee. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 1.00% for NACM Flex-Cap Value, NACM Core Equity, NACM Growth and NACM Value Funds; 2.00% for NACM Global, NACM International and NACM Pacific Rim Funds, of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate

NACM Global, NACM International, and NACM Pacific Rim Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
     Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25%

36  PIMCO Funds Semi-Annual Report  |  12.31.02

on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002, PAD did not receive any commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of the Funds’ administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l. Class	Admn. Class
			Class A	Class B	Class C	Class D

NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Flex-Cap Value Fund	0.95%	1.20%	1.40%	2.00%	2.00%	1.40%
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Reorganization

PIMCO NACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of Pimco Funds: Multi-Manager Series, a Massachusetts business trust. The Pacific Rim Fund transferred substantially all of its assets and liabilities to the PIMCO Fund in exchange for Institutional Class shares of the PIMCO Fund.

12.31.02  |  PIMCO Funds Semi-Annual Report   37

Notes to Financial Statements (Cont.)
December 31, 2002 (Unaudited)

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

NACM Growth Fund	$1,875	$923
NACM Core Equity Fund	4,122	2,132
NACM Value Fund	1,680	647
NACM Flex-Cap Value Fund	2,165	1,133
NACM Global Fund	2,287	1,302
NACM International Fund	4,837	1,986
NACM Pacific Rim Fund	21,140	11,219

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation )

NACM Growth Fund	$57	$(37)	$20
NACM Core Equity Fund	172	(42)	130
NACM Value Fund	97	(20)	77
NACM Flex-Cap Value Fund	99	(21)	78
NACM Global Fund	61	(35)	26
NACM International Fund	110	(94)	16
NACM Pacific Rim Fund	350	(675)	(325)

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Growth Fund		NACM Core Equity Fund		NACM Value Fund		NACM Flex-Cap Value Fund		NACM Global Fund

	Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	95	$950	195	$1,950	95	$950	95	$950	95	$950

Administrative Class	1	10	1	10	1	10	1	10	1	10

Other Classes	6	55	7	69	8	92	19	210	5	49

Issued as reinvestment of distributions
Institutional Class	0	0	2	20	1	16	2	21	0	5

Administrative Class	0	0	0	0	0	0	0	0	0	0

Other Classes	0	0	0	0	0	1	0	2	0	0

Cost of shares redeemed
Institutional Class	0	0	0	0	0	0	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0	0	0

Other Classes	0	(3)	(1)	(12)	0	0	(11)	(114)	0	0

Net increase resulting from Fund share transactions	102	$1,012	204	$2,037	105	$1,069	106	$1,079	101	$1,014

	NACM International Fund		NACM Pacific Rim Fund

	Period from 07/19/2002 to 12/31/2002		Period Ended 12/31/2002		Period from 04/01/2002 to 06/30/2002		Year Ended 03/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	287	$2,870	1	$7	57	$432	1,429	$10,805

Administrative Class	1	10	0	0	0	0	0	0

Other Classes	50	482	51	308	0	0	0	0

Issued as reinvestment of distributions
Institutional Class	5	49	9	68	0	0	0	0

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	0	1	0	0	0	0	0	0

Cost of shares redeemed
Institutional Class	0	0	(47)	(244)	(55)	(423)	(138)	(937)

Administrative Class	0	0	0	0	0	0	0	0

Other Classes	(43)	(420)	(47)	(272)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	300	$2,992	(33)	$(133)	2	$9	1,291	$9,868

38  PIMCO Funds Semi-Annual Report  |  12.31.02

PIMCO Advisors Fund Management LLC (“Adviser”) serves as the investment adviser and the administrator for the Funds. The Adviser is a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”). As of December 31, 2002, the Adviser and its advisory affiliates had aproximately $380 billion in assets under management. PIMCO Advisors is a member of the Allianz Group of companies. Allianz AG is a European based multi-national insurance and financial services holding company. PIMCO Advisors offers institutional and individual investors domestically and abroad a diverse range of fixed income and equity advisory styles and services including mutual funds and institutional separate account management.

Trustees and Officers	Investment Adviser and Administrator

Stephen J. Treadway,	PIMCO Advisors Fund Management LLC.
Chairman and Trustee	888 San Clemente, Suite 100
Newport Beach, California 92660
E. Philip Cannon, Trustee

Donald P. Carter, Trustee

Gary A. Childress, Trustee

Theodore J. Coburn, Trustee

W. Bryant Stooks, Trustee

Gerald M. Thorne, Trustee

Newton B. Schott, Jr., President,
Chief Executive Officer

John P. Hardaway,
Treasurer and Financial Accounting Officer

12.31.02  |  PIMCO Funds Semi-Annual Report   39

PIMCO Funds: Access to the highest standard

PIMCO Advisors Distributors LLC provides access to the specialized equity and fixed-income expertise of its affiliated institutional investment firms. Together these firms manage over $380 billion (as of 12/31/02) and have a client list that includes over half of the 100 largest corporations in America. PIMCO Advisors is a member of the Allianz Group, one of the world’s leading financial services providers.

Manager	PIMCO Advisors Fund Manegement LLC, 888 San Clemente, Suite 100 Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank &Trust Company, 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	National Financial Data Services, 330 W. 9th Street, 4th Floor Kansas City, MO 64105

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information	For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Funds, you can also call 1-800-927-4648.

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust’s Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO ADVISORS

PIMCO Advisors Distributors LLC

2187 Atlantic Street Stamford, CT 06902-6896

Semi-Annual Report

12. 31. 02

PIMCO NACM Stock Funds

Receive this report electronically and eliminate paper mailings. To enroll, go to www.pimcoadvisors.com/edelivery.

Share Classes

A   B   C

GROWTH STOCK FUNDS
NACM Growth Fund

BLEND STOCK FUNDS
NACM Core Equity Fund

VALUE STOCK FUNDS
NACM Value Fund
NACM Flex-Cap Value Fund

GLOBAL STOCK FUNDS
NACM Global Fund

INTERNATIONAL STOCK FUNDS
NACM International Fund
NACM Pacific Rim Fund

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     3

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$2.2 million
111

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGERS:
Large capitalization equity securities.	7/19/02	David J. Pavan, CFA
Douglas B. Stone
Mark W. Stuckelman

David J. Pavan, CFA
Portfolio Manager

Mr. Paven has 9 years of investment experience.

Douglas B. Stone
Portfolio Manager

Mr. Stone has 29 years of investment experience.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Despite tough fourth quarter, Fund outperforms
Since inception, the PIMCO NACM Core Equity Fund Class A Shares advanced 7.33%, outperforming the –2.72% return of its benchmark, the S&P 500 Index.

Enhancements to our model paid off
Our stock selection model generally worked to the Fund’s advantage during the period. In particular, we were pleased to see that our estimate revisions criteria rebounded strongly after a weak 2001. In addition, the earnings quality and investor sentiment criteria helped performance throughout the remainder of the year. July was a particularly good month, as the portfolio outpaced its benchmark by more than four percentage points.

Fund faltered in the fourth quarter
The fourth quarter proved challenging for our stock selection model as stocks with the strongest estimate revisions and relative strength broadly underper-formed. The October/November rebound was led by lower-quality stocks. Nonetheless, our stock selection was positive, as the market rewarded stocks with improving fundamentals.

Disappointing technology, healthcare holdings
Stock selection was weakest in technology in the fourth quarter as defense names traded lower and beaten-down tech stocks rebounded sharply. For the year, however, technology proved our second best sector, with stock selection adding solid value. Stock selection in healthcare stocks was also weak in the fourth quarter.

The outlook for 2003
Stocks with good fundamentals should outperform in 2003. Given the modest improvement of the U.S. economy, a slight uptick in capital spending, low interest rates, and increased productivity, we believe a meaningful rebound could lie ahead. A resolution of the Iraq situation would clear up much of the uncertainty that surrounded the markets for most of 2002. Also, the value/growth style pendulum is swinging back into better balance. We are confident that our proprietary quantitative model—over laid with our fundamental analysis that weighs the relative strength of each stock in our portfolio against attractive investment candidates—will generate benchmark-beating performance over time.

“Stocks with good fundamentals should outperform in 2003.”

4     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Core Equity Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Core Equity Fund Class A Shares	—	—	—	—	7.33%

PIMCO NACM Core Equity Fund Class A Shares (adjusted)	—	—	—	—	1.42%

PIMCO NACM Core Equity Fund Class B Shares	—	—	—	—	6.87%

PIMCO NACM Core Equity Fund Class B Shares (adjusted)	—	—	—	—	1.87%

PIMCO NACM Core Equity Fund Class C Shares (adjusted)	—	—	—	—	5.93%

S&P 500 Index	—	—	—	—	–2.72%

Lipper Large-Cap Core Funds Average	—	—	—	—	–3.91%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	3.0%	American International Group, Inc.	2.1%	Financial & Business Services	22.9%

Citigroup, Inc.	2.5%	Procter & Gamble Co.	1.9%	Technology	14.5%

Exxon Mobil Corp.	2.5%	Intel Corp.	1.9%	Healthcare	12.3%

3M Co.	2.2%	Bank of America Corp.	1.9%	Consumer Staples	8.2%

Pfizer, Inc.	2.2%	Wachovia Corp.	1.8%	Consumer Discretionary	8.1%

		Top Ten Total	22.0%	PORTFOLIO COMPOSITION

				Common Stocks	96.6%

				Cash Equivalents	3.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest in companies with large market capitalization and value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18 for Footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     5

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.2 million
63

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of U.S. companies that are	7/19/02	Mark W. Stuckelman
undervalued in the marketplace.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Flex-Cap Value Fund Class A Shares advanced 12.80%, handily outperforming the –5.30% decline of its benchmark, the Russell 3000 Value Index.

U.S. stocks endure roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Market rebounds from oversold condition in fourth quarter
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak that was powered largely by a rebound in lower-quality, low-priced issues. The market then retreated somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Financial, insurance, energy holdings drive outperformance
The portfolio’s outperformance over the period was driven by holdings in the financial services, insurance services, and energy sectors. Specifically, money-center banks, property-casualty insurers, and integrated oil companies in the portfolio added value in both absolute and relative returns.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Potential war in Iraq continues to overhang the market, as does the threat of future terrorist acts. Iraq aside, we believe conditions are ripe for economic acceleration—interest rates are historically very low, productivity is growing, consumer confidence is improving, and corporate capital spending seems to be recovering. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“Once the Iraq situation is resolved, we believe investors will reward quality stocks.”

6     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Flex-Cap Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Flex-Cap Value Fund Class A Shares	—	—	—	—	12.80%

PIMCO NACM Flex-Cap Value Fund Class A Shares (adjusted)	—	—	—	—	6.60%

PIMCO NACM Flex-Cap Value Fund Class B Shares	—	—	—	—	12.48%

PIMCO NACM Flex-Cap Value Fund Class B Shares (adjusted)	—	—	—	—	7.48%

PIMCO NACM Flex-Cap Value Fund Class C Shares (adjusted)	—	—	—	—	11.39%

Russell 3000 Value Index	—	—	—	—	–5.30%

Lipper Multi-Cap Core Funds Average	—	—	—	—	–3.14%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	4.2%	American International Group, Inc.	3.0%	Financial & Business Services	30.4%

Citigroup, Inc.	4.0%	Wachovia Corp.	2.2%	Technology	11.2%

Bank of America Corp.	3.6%	Viacom, Inc.	2.1%	Healthcare	10.6%

3M Co.	3.2%	IBM Corp.	2.0%	Energy	10.0%

Verizon Communications, Inc.	3.0%	Dominion Resources, Inc.	1.9%	Utilities	7.7%

		Top Ten Total	29.2%

PORTFOLIO COMPOSITION

				Common Stocks	100.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, financial strength and valuation.

	•	Risk management systems utilize attribution and performance analysis in their daily review of portfolios.

Past performance is no guarantee of future results. The Fund may invest in undervalued securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     7

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term	IN THE PORTFOLIO:	$1.1 million
capital appreciation.	93

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of large capitalization	7/19/02	Catherine Nicholas
companies located in at least three
different countries.

Catherine Nicholas
Portfolio Manager

Ms. Nicholas has more than 18 years of investment experience.

Fund easily outdistances benchmark in period
Since inception, the PIMCO NACM Global Fund Class A Shares advanced 4.24%, handily outperforming the –8.72% decline of its benchmark, the MSCI All-Country World Free Index.

Global investors endure volatility
The global stock markets see-sawed during the period, dropping lower in July and September, rebounding strongly in October and November, then losing ground again in December. After being oversold in September, the market’s October/November advance was largely powered by low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance and high betas (a measure of a stock’s volatility relative to a benchmark such as the S&P 500). A large proportion of these stocks hailed from the beaten-down technology sector.

Defense, consumer non-durables stocks aid performance
In the third quarter, stock selection in the U.S. and among consumer non-durables and defense-oriented technology companies was favorable. As a result of our bottom-up stock selection approach, we decreased the Fund’s exposure to stocks in Latin America and the financial services sector during this period. Our investment process identified more promising opportunities, particularly in the U.S. and in the consumer non-durables sector.

A more aggressive posture in the fourth quarter
As the fourth quarter progressed, we adopted a more aggressive stance, increasing the portfolio’s exposure to technology stocks while reducing holdings in pharmaceutical companies and eliminating exposure to utilities. We also identified attractive opportunities in the producers/manufacturing group. Overall, our approach leads us to “best-of-breed” companies with superior business models poised to benefit the most from economic recovery. At period’s end, the portfolio was heavily invested across the full spectrum of technology industries.

U.S. monetary and fiscal policies remain stimulative
We expect U.S. monetary and fiscal policy to stay growth-oriented and aggressive into 2003. As a result, we are positioning the global equity portfolio to benefit from a recovery in the U.S. sometime in 2003. In the technology area, we are finding ideas on a company-by-company basis. Meanwhile, we are decreasing our holdings in defensive, consumer-oriented names that have visible earnings but slower topline growth. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We are positioning the portfolio to benefit from a recovery in the U.S.”

8     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Global Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Global Fund Class A Shares	—	—	—	—	4.24%

PIMCO NACM Global Fund Class A Shares (adjusted)	—	—	—	—	–1.50%

PIMCO NACM Global Fund Class B Shares	—	—	—	—	3.96%

PIMCO NACM Global Fund Class B Shares (adjusted)	—	—	—	—	–1.04%

PIMCO NACM Global Fund Class C Shares (adjusted)	—	—	—	—	2.91%

MSCI All Country World Free Index	—	—	—	—	–8.72%

Lipper Global Funds Average	—	—	—	—	–4.05%

TOP 10 HOLDINGS %of Total Investments				TOP 5 RELATED INDUSTRIES

HSBC Holdings PLC	2.5%	Nokia Oyj SP–ADR	1.9%	United States	62.1%

Microsoft Corp.	2.5%	Charles Schwab Corp.	1.9%	United Kingdom	7.2%

Citigroup, Inc.	2.4%	Anadarko Petroleum Corp.	1.8%	Japan	4.3%

UBS AG	2.3%	Vodafone Group PLC	1.7%	France	4.0%

Tyco International Ltd.	2.0%	Hewlett-Packard Co.	1.6%	Bermuda	3.3%

		Top Ten Total	20.6%	PORTFOLIO COMPOSITION

				Common Stocks	97.7%

				Cash Equivalents	2.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results . The Fund may invest in foreign securities, emerging market securities and smaller companies. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     9

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.0 million
35

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Large capitalization equity securities.	7/19/02	Stephen Ross

Stephen Ross
Portfolio Manager

Mr. Ross has more than 13 years of investment experience.

Fund advances modestly in tough environment for stock pickers
Since inception, the PIMCO NACM Growth Fund Class A shares advanced 1.00% against the –8.56% return of the Fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks endured roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Lower-quality issues led rebound
Although the Fund posted a gain for shareholders during the period, its under performance was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks hailed from the technology sector, although energy and utilities were also represented. Much of this so-called “junk bounce” was driven by short sellers covering positions.

Defensive posture hampered fund performance
As the third quarter opened, the portfolio was defensively positioned—a strategy that ultimately hindered the Fund’s performance. Companies within the HMO, defense and consumer-related sectors were among those that best met our investment criteria, and therefore the Fund was overweight in these areas. An 8–10% underweight in technology (ex-defense) companies represented themajority of the portfolio’s underperformance relative to the benchmark, as these issues rallied in the fourth quarter.

Issue selection provided mixed results
Dell and Intel serve as examples of disappointing holdings. Despite exhibiting strong fundamentals, good visibility and increasing market share, Dell was one of the portfolio’s worst performers in the fourth quarter. And although Intel’s guidance was slightly better than expected, analysts were largely positive, and catalysts for growth seemed evident, Intel advanced only fractionally. On the positive side, our investment in Nextel, also based on our assessment of its fundamental strength, was rewarded with strong gains.

Signs of improvement are emerging
We are beginning to see signs of improvement in capital spending as the inventory replacement cycle emerges in technology and new operating systems stimulate PC sales. Healthcare fundamentals continue to look promising, particularly for service providers and device manufacturers. The outlook for retail and financials is mixed, while visibility in the energy sector has been clouded by the unresolved Iraq situation. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“A sluggish economy and concerns over Iraq heightened volatility in the U.S. stock market.”

10     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Growth Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Growth Fund Class A Shares	—	—	—	—	1.00%

PIMCO NACM Growth Fund Class A Shares (adjusted)	—	—	—	—	–4.56%

PIMCO NACM Growth Fund Class B Shares	—	—	—	—	0.70%

PIMCO NACM Growth Fund Class B Shares (adjusted)	—	—	—	—	–4.30%

PIMCO NACM Growth Fund Class C Shares (adjusted)	—	—	—	—	–0.30%

Russell 1000 Growth Index	—	—	—	—	–8.56%

Lipper Multi-Cap Growth Funds Average	—	—	—	—	–3.64%

TOP 10 HOLDINGS %of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	5.3%	Intel Corp.	3.6%	Healthcare	25.9%

Pfizer, Inc.	5.0%	Bank of America Corp.	3.5%	Technology	24.3%

General Electric Co.	5.0%	Citigroup, Inc.	3.5%	Consumer Discretionary	11.7%

Amgen, Inc.	3.9%	Procter & Gamble Co.	3.4%	Financial & Business Services	9.7%

Johnson & Johnson	3.8%	IBM Corp.	3.1%	Energy	6.0%

		Top Ten Total	40.1%	PORTFOLIO COMPOSITION

				Common Stocks	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02		Investment Process

	•	Focuses investment universe within the upper 90% of the Russell 1000 Growth Index. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest at least 65% of its assets in U.S. companies with large market capitalizations. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     11

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term capital	IN THE PORTFOLIO:	$ 2.8 million
appreciation.	118

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of large capitalization	7/19/02	Loretta Morris
companies in at least three non-U.S.
countries.

Loretta Morris
Portfolio Manager

Ms. Morris has 23 years of investment experience.

Fund retreats but outperforms benchmark
Since inception, PIMCO NACM International Fund Class A Shares fell –4.23%, less than the –8.56% decline of its benchmark, the MSCI EAFE Growth Index.

International stocks rebound from oversold situation
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. From early October through November, international equities rallied sharply before retreating in December over valuation concerns.

“Junk bounce” powers benchmark gains
The benchmark’s advance in the fourth quarter was largely the result of a “junk bounce,” in which low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance, and high betas (a measure of a stock’s volatility relative to a benchmark) posted strong gains. In this environment, many of the high-quality stocks in the portfolio exhibiting solid or improving fundamentals were less rewarded.

Software stocks, underweight in Germany boost relative returns
Strong performance versus the benchmark in the third quarter was largely attributable to stock selection in Switzerland, Sweden, and among commercial/industrial and insurance services companies. Underweights in Germany, the worst-performing EAFE country, and in the insurance services sector, which also trailed the broad market, were another plus. In the fourth quarter, software holdings in the portfolio contributed to relative performance.

Financial sector hampers performance
Relative underperformance versus the benchmark can be attributed in part to disappointing stock selection and underweight exposure to the United Kingdom and the financial services sector. Specifically, money-center banks in the portfolio hampered relative returns.

Adopting a more aggressive stance
We have moved the portfolios from a defensive posture to a more aggressive stance. We are less bearish that the global economy will sink into a double-dip recession; instead, we see stabilization in economic indicators, which suggests that modest growth lies ahead for the world economy. As 2003 unfolds, we will continue to seek out international equities that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We have moved the portfolios from a defensive posture to a more aggressive stance.”

12     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM International Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM International Fund Class A Shares	—	—	—	—	–4.23%

PIMCO NACM International Fund Class A Shares (adjusted)	—	—	—	—	–9.49%

PIMCO NACM International Fund Class B Shares	—	—	—	—	–4.68%

PIMCO NACM International Fund Class B Shares (adjusted)	—	—	—	—	–9.38%

PIMCO NACM International Fund Class C Shares (adjusted)	—	—	—	—	–5.44%

MSCI EAFE Growth Index	—	—	—	—	–8.56%

Lipper International Funds Average	—	—	—	—	–6.17%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Unilever NV	2.0%	Diageo PLC	1.5%	United Kingdom	20.4%

HSBC Holdings PLC	2.0%	Royal Bank of Scotland Group PLC	1.5%	Japan	13.4%

Eni SpA	1.7%	TotalFinaElf S.A.	1.5%	France	9.9%

Vodafone Group PLC	1.6%	Sanofi-Synthelabo S.A.	1.5%	Canada	7.1%

BP PLC SP–ADR	1.6%	Skandinaviska Enskilda Banken	1.5%	Netherlands	5.9%

		Top Ten Total	16.4%	PORTFOLIO COMPOSITION

				Common Stocks	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest primarily in at least three countries outside the U.S. but may invest in up to 50 different countries worldwide. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. The Fund may invest up to 35% of its assets in U.S. companies. The Fund may also invest in emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     13

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term growth of capital.	IN THE PORTFOLIO:	$ 9.3 million
77

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities	12/31/97	Shu Nung Lee
of companies located within
the Pacific Rim.

Shu Nung Lee
Portfolio Manager

Mr. Lee has 6 years of investment experience.

Fund ends challenging year on a down note
For the six-month period ended December 31, 2002, the PIMCO NACM Pacific Rim Fund Class A Shares fell –18.02% against the
–14.72% decline of its benchmark, the MSCI Pacific Index.

Period marked by fourth quarter “junk bounce”
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks bounced, while higher-quality, better-performing companies’ gains were more modest. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high.

Technology holdings drag down performance
The Fund underperformed in the third quarter as the global equity markets came under severe selling pressure. Holdings in the technology sector proved especially disappointing, with a deceleration in end-user demand for personal computers and their component parts and supplies driving down the semiconductor/semiconductor capital equipment group, computers/office supply chains, and electronic instruments companies. Holdings in the financial services sector also weighed on relative performance, despite a significantly underweight position in these stocks.

Performance recovers in fourth quarter
In the fourth quarter, the Fund recovered to outperform its benchmark. Stock selection in Japan, Taiwan, and South Korea added relative value. Holdings in the financial services, banks and raw materials sectors outperformed relative to the Index. In Japan, the portfolio weighting was reduced. This was less a call on Japan per se and more on the basis of less attractive opportunities given the country’s weakening competitive stance in the global marketplace.

“Four Tigers” look promising
Within the PIMCO NACM Pacific Rim Fund, we will continue to overweight South Korea, Taiwan, and Singapore—three of the so-called “Four Tigers”—as well as Indonesia. We are also finding some opportunities in the fourth tiger, Hong Kong, as foreign investors react too quickly to saber rattling regarding the North Korean situation. The region continues to offer some of the most attractive growth rates and low P/E ratios in the world. In return for these exceptional investment opportunities, investors must be willing to contend with the tumultuous political climates in these regions.

“The Pacific region continues to offer some of the most attractive growth rates in the world.”

14     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Pacific Rim Performance & Statistics

AVERAGE ANNUAL TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (12/31/97)
PIMCO NACM Pacific Rim Fund Class A Shares	–18.02%	–7.00%	–17.57%	4.70%	4.70%

PIMCO NACM Pacific Rim Fund Class A Shares (adjusted)	–22.53%	–12.12%	–19.11%	3.52%	3.52%

PIMCO NACM Pacific Rim Fund Class B Shares	–18.07%	–7.40%	–18.11%	3.98%	3.98%

PIMCO NACM Pacific Rim Fund Class B Shares (adjusted)	–22.15%	–12.01%	–18.46%	3.82%	3.82%

PIMCO NACM Pacific Rim Fund Class C Shares (adjusted)	–19.16%	–8.63%	–18.20%	3.91%	3.91%

MSCI Pacific Index	–14.72%	–9.02%	–20.32%	–3.88%	—

Lipper Pacific Region Funds Average	–14.98%	–10.80%	–21.28%	–3.33%	—

TOP 10 HOLDINGS %of Total Investments				TOP 5 RELATED INDUSTRIES

Takeda Chemical Industries	2.8%	Singapore Exchange Ltd.	2.2%	Japan	44.8%

Hoya Corp.	2.5%	Kao Corp.	2.2%	South Korea	14.9%

SMC Corp.	2.4%	Nintendo Co., Ltd.	2.2%	China	8.6%

SK Telecom Co., Ltd. SP - ADR	2.3%	Sony Corp.	2.1%	Taiwan	8.4%

Funai Electric Co., Ltd.	2.3%	KONAMI Corp.	2.0%	Singapore	5.5%

		Top Ten Total	23.0%	PORTFOLIO COMPOSITION

				Common Stocks	96.2%

				Cash Equivalents	3.8%

CHANGE IN VALUE For periods ended 12/31/02		Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest at least 80% of its assets in issuers that are economically tied to countries within the Pacific Rim, including emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     15

A VALUE STOCK FUND

PIMCO NACM Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.2 million
65

PORTFOLIO:	FUND INCEPTION DATE:	PORTFOLIO MANAGER:
Equity securities of large U.S. companies that	7/19/02	Mark W. Stuckelman
are undervalued in the marketplace.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Value Fund Class A Shares advanced 9.98%, outperforming the –2.19% return of its benchmark, the Russell 1000 Value Index.

Market rebounds from oversold condition
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter of 2002, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak, before retreating somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Third quarter proves challenging
During the third quarter, every sector in both the benchmark and the portfolio declined. Amid this challenging environment, the portfolio’s relative performance suffered from disappointing stock selection in the producers/manufacturing, financial services, and utilities sectors. Specifically, holdings in automobile, money-center bank, and gas pipeline stocks hampered relative performance. During the period, we took advantage of the steep market sell-off to initiate several positions in high-quality companies trading at historically low valuations.

Fund outperforms despite “junk bounce”
The market’s strong advance in the fourth quarter was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks were within the technology sector, although energy and utilities companies were also represented. This so-called “junk bounce” was driven primarily by short sellers covering their positions. Despite the advance of lower-quality stocks, the Fund managed to beat its benchmark in the fourth quarter. Performance was powered by sharp gains in holdings in the transportation and utilities sectors (most notably, airlines and telephone companies). Technology holdings held the portfolio back from greater outperformance.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“The portfolio is positioned for strong performance relative to its peer group.”

16     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO NACM Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Value Fund Class A Shares	—	—	—	—	9.98%

PIMCO NACM Value Fund Class A Shares (adjusted)	—	—	—	—	3.93%

PIMCO NACM Value Fund Class B Shares	—	—	—	—	9.56%

PIMCO NACM Value Fund Class B Shares (adjusted)	—	—	—	—	4.56%

PIMCO NACM Value Fund Class C Shares (adjusted)	—	—	—	—	8.55%

Russell 1000 Value Index	—	—	—	—	–2.19%

Lipper Large-Cap Value Funds Average	—	—	—	—	–3.61%

TOP 10 HOLDINGS %of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	3.7%	Fox Entertainment Group, Inc.	2.2%	Financial & Business Services	30.2%

Bank of America Corp.	3.5%	Verizon Communications, Inc.	2.2%	Energy	10.0%

Citigroup, Inc.	3.2%	Wachovia Corp.	2.2%	Technology	8.4%

3M Co.	3.1%	ConocoPhillips	2.1%	Consumer Staples	8.0%

American International Group, Inc.	2.4%	IBM Corp.	1.9%	Utilities	6.5%

		Top Ten Total	26.3%	PORTFOLIO COMPOSITION

				Common Stocks	93.6%

				Cash Equivalents	6.4%

CHANGE IN VALUE For periods ended 12/31/02		Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria of positive change, financial strength and valuation.

	•	Risk management systems utilize both attribution and performance analysis to review portfolios daily.

Past performance is no guarantee of future results. The Fund may invest primarily in companies with large market capitalization. The Fund may also invest in value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18 for footnotes, which include additional details.

12.31.02 | PIMCO NACM Funds Semi-Annual Report     17

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the NACM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the NACM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages and is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. unless otherwise indicated. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East Growth Index (“EAFE Growth”) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value (P/BV) ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. The Morgan Stanley Capital International (“MSCI”) All Country World Free Index (“ACWI Free”) is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Free Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. It is not possible to invest directly into any index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses. Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

18     PIMCO NACM Funds Semi-Annual Report | 12.31.02

PIMCO Schedule of Investments A, B, and C Classes
 NACM Core Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.4%
Aerospace 1.0%
Lockheed Martin Corp.	100	$6
Raytheon Co.	500	15

		21

Capital Goods 4.6%
3M Co.	400	49
General Electric Co.	1,600	39
ITT Industries, Inc.	200	12

		100

Communications 4.2%
BellSouth Corp.	600	16
Nextel Communications, Inc. (a)	700	8
SBC Communications, Inc.	900	24
Verizon Communications, Inc.	900	35
Westwood One, Inc. (a)	200	8

		91

Consumer Discretionary 8.3%
Amazon.com, Inc. (a)	400	8
AutoZone, Inc. (a)	100	7
Federated Department Stores, Inc. (a)	700	20
Fox Entertainment Group, Inc. (a)	1,500	39
Kohl’s Corp. (a)	200	11
Lowe’s Cos., Inc.	300	11
Michaels Stores, Inc. (a)	200	6
PETsMART, Inc. (a)	300	5
Pitney Bowes, Inc.	500	16
Ross Stores, Inc.	200	9
Staples, Inc. (a)	300	6
W.W. Grainger, Inc.	300	16
Wal-Mart Stores, Inc.	500	25

		179

Consumer Services 5.4%
Apollo Group, Inc. (a)	200	9
Comcast Corp. (a)	800	19
Harrah’s Entertainment, Inc. (a)	200	8
Knight-Ridder, Inc.	400	25
USA Interactive (a)	300	7
Viacom, Inc. (a)	800	33
Walt Disney Co.	1,000	16

		117

Consumer Staples 8.3%
Anheuser-Busch Cos., Inc.	100	5
Coca-Cola Co.	300	13
Coca-Cola Enterprises, Inc.	400	9
ConAgra Foods, Inc.	1,300	33
Fortune Brands, Inc.	500	23
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	600	25
Philip Morris Cos., Inc.	400	16
Procter & Gamble Co.	500	43

		181

Energy 6.5%
Apache Corp.	400	23
ChevronTexaco Corp.	300	20
ConocoPhillips	600	29
Exxon Mobil Corp.	1,600	56
Kerr-McGee Corp.	300	13

		141

Financial & Business Services 23.4%
American Express Co.	900	32
American International Group, Inc.	800	46
Bank of America Corp.	600	42
Bank of New York Co., Inc.	600	14
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,600	56
City National Corp.	400	18
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	400	26
FleetBoston Financial Corp.	800	19
John Hancock Financial Services, Inc.	500	14
Key Corp.	800	20
MBNA Corp.	600	11
Morgan Stanley Dean Witter & Co.	500	20
North Fork Bancorp., Inc.	400	14
Progressive Corp.	200	10
State Street Corp.	500	20
Travelers Property Casualty Corp. (a)	1,147	17
U.S. Bancorp.	300	6
Wachovia Corp.	1,100	40
Washington Mutual, Inc.	500	17
Wells Fargo & Co.	400	19

		506

Healthcare 12.5%
Abbott Laboratories	800	32
Amgen, Inc. (a)	400	19
DENTSPLY International, Inc.	200	7
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	200	7
Jefferson-Pilot Corp.	500	19
Johnson & Johnson	600	32
Medtronic, Inc.	300	14
Merck & Co., Inc.	400	23
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8
WellPoint Health Networks, Inc. (a)	400	28
Wyeth	400	15
Zimmer Holdings, Inc. (a)	200	8

		271

Materials & Processing 4.1%
Alcoa, Inc.	800	18
Ball Corp.	200	10
International Paper Co.	400	14
Pactiv Corp. (a)	400	9
Praxair, Inc.	300	17
Weyerhaeuser Co.	400	20

		88

Technology 14.8%
Affiliated Computer Services, Inc. ‘A’ (a)	100	5
BMC Software, Inc. (a)	400	7
ChoicePoint, Inc. (a)	200	8
Cisco Systems, Inc. (a)	1,800	24
Computer Sciences Corp. (a)	400	14
Dell Computer Corp. (a)	800	21
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	900	22
IBM Corp.	500	39
Intel Corp.	2,700	42
Intuit, Inc. (a)	200	9
Microchip Technology, Inc.	300	7
Microsoft Corp. (a)	1,300	67
Oracle Corp. (a)	1,000	11
QLogic Corp. (a)	200	7
QUALCOMM, Inc. (a)	400	15
Texas Instruments, Inc.	300	5

		320

Transportation 1.0%
Delta Air Lines, Inc.	800	10
FedEx Corp.	200	11

		21

Utilities 4.3%
Dominion Resources, Inc.	400	22
FPL Group, Inc.	200	12
NiSource, Inc.	1,100	22
Public Service Enterprise Group, Inc.	500	16
TXU Corp.	1,200	22

		94

Total Common Stocks (Cost $2,000)		2,130

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     19

PIMCO Schedule of Investments A, B, and C Classes (Cont.)
NACM Core Equity Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
1.050% due 01/02/2003	$76	$76
(Dated 12/31/2002. Collateralized by Freddie Mac 3.000% due 01/30/2004 valued at $81. Repurchase proceeds are $76.)

Total Short-Term Instruments (Cost $76)		76

Total Investments 101.9% (Cost $2,076)		$2,206
Other Assets and Liabilities (Net) (1.9%)		(41)

Net Assets 100.0%		$2,165

Notes to Schedule of Investments:

(a) Non-income producing security.

20     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 NACM Flex-Cap Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Aerospace 1.3%
Raytheon Co.	500	$15

Capital Goods 4.6%
3M Co.	300	37
Wabash National Corp. (a)	2,200	18

		55

Communications 2.9%
Verizon Communications, Inc.	900	35

Consumer Discretionary 4.7%
Pitney Bowes, Inc.	500	16
Stage Stores, Inc. (a)	500	11
The Stanley Works	400	14
W.W. Grainger, Inc.	300	15

		56

Consumer Services 6.2%
Comcast Corp. (a)	700	16
Lee Enterprises, Inc.	500	17
Viacom, Inc. (a)	600	24
Walt Disney Co.	1,000	16

		73

Consumer Staples 6.1%
Bunge Ltd.	700	17
ConAgra Foods, Inc.	700	18
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	400	16

		72

Energy 9.8%
Apache Corp.	300	17
Chesapeake Energy Corp.	1,600	12
ChevronTexaco Corp.	300	20
Exxon Mobil Corp.	1,400	49
Kerr-McGee Corp.	400	18

		116

Financial & Business Services 29.7%
American Express Co.	500	18
American Financial Trust	500	6
American International Group, Inc.	600	35
Bank of America Corp.	600	42
Citigroup, Inc.	1,300	46
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	500	22
Fannie Mae	300	19
Meadowbrook Insurance Group, Inc. (a)	5,400	13
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	500	17
RLI Corp.	500	14
Sovereign Bancorp., Inc.	1,300	18
State Street Corp.	500	19
Wachovia Corp.	700	26
Wells Fargo & Co.	300	14

		351

Healthcare 10.4%
Abbott Laboratories	500	19
Abgenix, Inc. (a)	1,600	12
CIMA Labs, Inc. (a)	600	15
Enzon Pharmaceuticals, Inc. (a)	800	13
Guilford Pharmaceuticals, Inc. (a)	3,900	16
Jefferson-Pilot Corp.	400	15
ViroPharma, Inc. (a)	8,100	13
WellPoint Health Networks, Inc. (a)	300	21

		124

Materials & Processing 2.3%
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		27

Technology 10.9%
ASE Test Ltd. (a)	2,900	12
Avocent Corp. (a)	700	16
Captaris, Inc. (a)	6,500	16
Celestica, Inc. (a)	800	11
IBM Corp.	300	23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16
NVIDIA Corp. (a)	900	10
Tech Data Corp. (a)	500	13

		129

Transportation 1.2%
Celadon Group, Inc. (a)	1,200	14

Utilities 7.5%
Allegheny Energy, Inc.	1,700	13
Dominion Resources, Inc.	400	22
NiSource, Inc.	1,000	20
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,100	21

		89

Total Investments 97.6% (Cost $1,078)		$1,156
Other Assets and Liabilities (Net) 2.4%		28

Net Assets 100.0%		$1,184

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     21

PIMCO Schedule of Investments A, B, and C Classes
 NACM Global Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.7%
Bermuda 3.3%
Accenture Ltd. (a)	800	$14
Tyco International Ltd.	1,250	21

		35

Canada 2.1%
EnCana Corp.	300	9
Forzani Group Ltd. (a)	399	5
Nortel Networks Corp. (a)	4,700	8

		22

China 0.3%
Denway Motors Ltd.	8,000	3

Finland 1.9%
Nokia Oyj SP - ADR (a)	1,300	20

France 4.0%
Axa (a)	800	11
JC Decaux S.A. (a)	900	11
Sanofi-Synthelabo S.A. (a)	200	12
Vivendi Universal S.A. (a)	500	8

		42

Germany 1.5%
Porsche AG	14	6
SAP AG (a)	500	10

		16

India 1.1%
Merrill Lynch & Co. - Warrant Satyam Computer
Services Ltd. Exp. 11/04/2005 (a)	1,895	11

Japan 4.3%
Advantest Corp.	300	13
Kao Corp.	400	9
Mitsubishi Tokyo Financial Group, Inc.	2	11
Sony Corp.	200	8
Sony Corp. SP – ADR	100	4

		45

Luxembourg 0.9%
Arcelor (a)	700	9

Netherlands 1.1%
Unilever NV	200	12

South Korea 3.1%
Kookmin Bank (a)	150	5
LG Chemical Ltd. (a)	100	3
Samsung Electronics Co., Ltd. (a)	50	13
Samsung Electronics Co., Ltd. - PFD NV (a)	70	9
SK Corp. (a)	260	3

		33

Switzerland 3.3%
Nestle S.A. (a)	50	11
UBS AG (a)	500	24

		35

Taiwan 1.5%
Merrill Lynch & Co. - Warrant High Tech Computer Corp. Exp. 11/21/2005 (a)	800	3
United Microelectronics Corp. SP – ADR	3,800	13

		16

United Kingdom 7.2%
Burberry Group PLC	2,100	8
Diageo PLC	1,100	12
HSBC Holdings PLC	2,400	26
Royal Bank of Scotland Group PLC	500	12
Vodafone Group PLC	9,800	18

		76

United States 62.1%
3M Co.	100	12
Adobe Systems, Inc.	200	5
Alcon, Inc. (a)	300	12
Allstate Corp.	200	7
Anadarko Petroleum Corp.	400	19
Applied Materials, Inc. (a)	700	9
AT&T Wireless Services, Inc. (a)	1,700	10
Autoliv, Inc.	600	12
Ball Corp.	200	10
BEA Systems, Inc. (a)	500	6
Borland Software Corp. (a)	1,100	14
Charles Schwab Corp.	1,800	20
Chicago Bridge & Iron Company NV	400	12
Citigroup, Inc.	700	25
Citrix Systems, Inc. (a)	500	6
Comcast Corp. (a)	500	11
Constar International, Inc. (a)	700	8
Crown Cork & Seal Co., Inc. (a)	1,400	11
Dell Computer Corp. (a)	600	16
Dial Corp.	500	10
E.W. Scripps Co.	100	8
Electronic Arts, Inc. (a)	200	10
EMCOR Group, Inc. (a)	200	11
EOG Resources, Inc.	400	16
Eon Labs, Inc. (a)	500	9
FedEx Corp.	200	11
Flextronics International Ltd. (a)	1,600	13
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	400	14
Hewlett-Packard Co.	1,000	17
Imation Corp. (a)	300	11
Intuit, Inc. (a)	300	14
J.B. Hunt Transport Services, Inc. (a)	400	12
Kohl’s Corp. (a)	200	11
Liberty Media Corp. ‘A’ (a)	1,100	10
Medtronic, Inc.	200	9
Merck & Co., Inc.	200	11
MGM Grand, Inc. (a)	300	10
Microchip Technology, Inc.	500	12
Microsoft Corp. (a)	500	26
News Corp., Ltd.	600	16
Nextel Communications, Inc. (a)	600	7
Overture Services, Inc. (a)	200	6
Patterson-UTI Energy, Inc. (a)	200	6
Pfizer, Inc.	300	9
Pharmaceutical Resources, Inc. (a)	200	6
Pharmacia Corp.	200	8
Platinum Underwriters Holdings, Ltd. (a)	400	11
Precision Drilling Corp. (a)	200	7
Quiksilver, Inc. (a)	400	11
RenaissanceRe Holdings Ltd.	200	8
USA Interactive (a)	500	11
VERITAS Software Corp. (a)	1,100	17
Viacom, Inc. (a)	300	12
Wal-Mart Stores, Inc.	200	10
Wells Fargo & Co.	200	9
Western Digital Corp. (a)	1,400	9
Whole Foods Market, Inc. (a)	200	11

		654

Total Common Stocks (Cost $1,003)		1,029

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 2.3%
Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$24	24
(Dated 12/31/2002. Collateralized by Fannie Mae 7.250% due 01/15/2010 valued at $25. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 100.0% (Cost $1,027)		$1,053
Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$1,053

Notes to Schedule of Investments:

(a) Non-income producing security.
22     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 NACM Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.2%
Aerospace 2.4%
Alliant Techsystems, Inc. (a)	400	$25

Capital Goods 4.8%
General Electric Co.	2,000	49

Communications 2.0%
Nextel Communications, Inc. (a)	1,800	21

Consumer Discretionary 13.4%
Eastman Kodak Co.	600	21
Harley-Davidson, Inc.	400	19
Kohl’s Corp. (a)	500	28
Lowe’s Cos., Inc.	600	23
MGM Grand, Inc. (a)	800	26
Wal-Mart Stores, Inc.	400	20

		137

Consumer Services 2.3%
Viacom, Inc. (a)	600	24

Consumer Staples 5.7%
Anheuser-Busch Cos., Inc.	500	24
Procter & Gamble Co.	400	34

		58

Energy 5.8%
Anadarko Petroleum Corp.	600	29
Patterson-UTI Energy, Inc. (a)	1,000	30

		59

Financial & Business Services 9.4%
Bank of America Corp.	500	35
Citigroup, Inc.	1,000	35
Fannie Mae	400	26

		96

Healthcare 25.0%
Alcon, Inc. (a)	500	20
Amgen, Inc. (a)	800	39
Anthem, Inc. (a)	400	25
Forest Laboratories, Inc. (a)	300	29
Gilead Sciences, Inc. (a)	600	20
Johnson & Johnson	700	38
Merck & Co., Inc.	500	28
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8

		256

Technology 23.4%
Adobe Systems, Inc.	900	22
Applied Materials, Inc. (a)	1,200	16
Dell Computer Corp. (a)	1,100	29
Hewlett-Packard Co.	1,300	23
IBM Corp.	400	31
Intel Corp.	2,300	36
Microsoft Corp. (a)	1,000	52
QUALCOMM, Inc. (a)	500	18
Seagate Technology (a)	1,200	13

		240

Total Common Stocks (Cost $945)		965

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
1.050% due 01/02/2003	$24	$24
(Dated 12/31/2002. Collateralized by Fannie Mae 3.650% due 05/23/2004 valued at $20 and Fannie Mae 0.000% due 05/02/2003 valued at $10. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 96.6% (Cost $969)		$989
Other Assets and Liabilities (Net) 3.4%		35

Net Assets 100.0%		$1,024

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     23

PIMCO Schedule of Investments A, B, and C Classes
 NACM International Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.7%
Australia 1.5%
The News Corporation Ltd.	4,000	$26
Woolworths Ltd.	2,500	16

		42

Barbados 0.2%
Nabors Industries Ltd. (a)	200	7

Belgium 2.0%
Dexia (a)	1,900	23
Interbrew (a)	1,400	33

		56
Brazil 0.9%
Aracruz Celulose S.A. SP - ADR (a)	900	17
Tele Norte Leste Participacoes S.A. SP - ADR (a)	1,200	9

		26

Canada 7.1%
Canadian National Railway Co.	500	21
EnCana Corp.	1,000	31
Loblaw Cos., Ltd.	500	17
Magna International, Inc.	300	17
Petro-Canada	300	9
Placer Dome, Inc.	2,100	24
Shoppers Drug Mart Corp. (a)	1,000	16
Suncor Energy, Inc.	1,100	17
Talisman Energy, Inc. (a)	1,100	40
Telus Corp.	801	8

		200

China 1.7%
China Mobile (Hong Kong) Ltd. (a)	7,000	17
CLP Holdings Ltd.	7,500	30

		47

Denmark 0.6%
TDC AS (a)	700	17

Finland 0.9%
Nokia Oyj SP - ADR (a)	1,700	26

France 9.8%
Axa (a)	1,800	24
BNP Paribas S.A.	500	20
France Telecom S.A. (a)	900	16
Groupe Danone (a)	300	40
L’Oreal S.A. (a)	300	23
Sanofi-Synthelabo S.A. (a)	700	43
Societe Generale (a)	414	24
TotalFinaElf S.A. (a)	300	43
Vivendi Environnement	1,300	30
Vivendi Universal S.A. (a)	900	15

		278

Germany 2.4%
Degussa AG (a)	500	13
Deutsche Telekom AG (a)	1,700	22
SAP AG (a)	400	32

		67

Greece 0.4%
Hellenic Telecommunications Organization S.A. (OTE)	1,000	11

Hungary 0.6%
OTP Bank Rt. (a)	1,600	16

India 0.7%
Merrill Lynch & Co. - Warrant Infosys
Technologies Ltd. Exp. 09/05/2005	200	20

Ireland 1.8%
Bank of Ireland	3,500	36
CRH PLC	1,300	16

		52

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP – ADR	1,000	39
Italy 5.4%
Autostrade-Concessioni e Costruzioni
Autostrade SpA (a)	1,500	$15
Eni SpA (a)	3,000	48
Finmeccanica SpA (a)	22,000	12
Mediaset SpA (a)	2,800	21
Snam Rete Gas SpA (a)	9,700	33
Telecom Italia SpA	2,300	17
Telecom Italia SpA – RNC	1,264	6

		152

Japan 13.3%
Asahi Glass Co., Ltd.	3,000	18
Bridgestone Corp.	2,000	25
Canon, Inc.	1,000	38
DAI Nippon Printing Co., Ltd.	2,000	22
Fanuc Ltd.	600	27
Hoya Corp.	500	35
Kao Corp.	1,000	22
Keyence Corp.	100	17
Nintendo Co., Ltd.	300	28
Nippon Steel Corp.	19,000	22
Oji Paper Co., Ltd.	5,000	22
Shin-Etsu Chemical Co., Ltd.	400	13
Sony Corp.	600	25
Takeda Chemical Industries	800	33
Tokyo Gas Co., Ltd.	5,000	16
Yamato Transport Co.	1,000	13

		376

Luxembourg 0.9%
Arcelor (a)	2,200	27

Mexico 0.9%
Cemex S.A. de CV SP - ADR (a)	600	13
Wal-Mart de Mexico S.A. de CV (a)	6,800	13

		26

Netherlands 5.8%
Euronext NV (a)	900	20
ING Groep NV	1,600	27
Koninklijke Philips Electronics NV (a)	800	14
Royal Dutch Petroleum Co.	700	31
TPG NV	1,100	18
Unilever NV	900	55

		165

Russia 0.5%
YUKOS SP - ADR	100	14

Singapore 1.2%
Haw Par Corp.	163	0
Singapore Press Holdings Ltd.	2,000	21
United Overseas Bank Ltd.	2,000	14

		35

South Korea 4.6%
Hyundai Motor Co., Ltd.	480	11
Kookmin Bank (a)	500	18
LG Chemical Ltd. (a)	560	19
LG Electronics, Inc. (a)	670	23
Samsung Electronics Ltd. SP - GDR	300	40
SK Telecom Co., Ltd. (a)	100	19

		130

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	1,800	17
Banco Popular Espanol S.A. (a)	800	33
Endesa S.A. (a)	1,200	14
Telefonica S.A. (a)	1,900	17

		81

Sweden 3.0%
Hennes & Mauritz AB (a)	1,000	19
Skandinaviska Enskilda Banken	5,000	42
Svenska Cellulosa AB (a)	700	24

		85

24     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	Shares	Value (000s)

Switzerland 4.2%
Converium Holding AG (a)	300	$15
Credit Suisse Group	700	15
Nestle S.A. (a)	100	21
Novartis AG (a)	900	33
Syngenta AG (a)	300	17
UBS AG (a)	400	19

		120

United Kingdom 20.3%
BG Group PLC	5,300	23
BHP Billiton PLC	5,600	30
BOC Group PLC	1,200	17
BP PLC SP - ADR	1,100	45
British Sky Broadcasting Group PLC (a)	2,800	29
Centrica PLC	10,400	29
Diageo PLC	4,000	43
Dixons Group PLC	3,100	7
Exel PLC	1,300	14
Gallaher Group PLC	3,100	31
GlaxoSmithKline PLC	1,300	25
HSBC Holdings PLC	5,000	55
Kingfisher PLC	6,000	22
Man Group PLC	1,800	26
Prudential PLC	2,200	16
Rentokil Initial PLC (a)	6,000	21
Royal Bank of Scotland Group PLC	1,800	43
Shell Transport & Trading Co., PLC	4,400	29
Six Continents PLC	3,000	24
Vodafone Group PLC	24,800	45

		574

United States 0.7%
Noble Corp. (a)	200	7
Schlumberger Ltd.	300	13

		20

Total Common Stocks (Cost $2,692)		2,709

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC)
Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $1)		0

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.7%
Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003	$105	105
(Dated 12/31/2002. Collateralized by Freddie Mac 3.240% due 03/12/2004 valued at $112. Repurchase proceeds are $105.)

Total Short-Term Instruments (Cost $105)		105

Total Investments 99.4% (Cost $2,798)		$2,814
Other Assets and Liabilities (Net) 0.6%		16

Net Assets 100.0%		$2,830

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     25

PIMCO Schedule of Investments A, B, and C Classes
 NACM Pacific Rim Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s

COMMON STOCKS 94.0%
Australia 3.3%
Aristocrat Leisure Ltd.	17,100	$45
Billabong International Ltd.	39,475	154
Qantas Airways Ltd.	46,624	101

		300

China 8.4%
ASM Pacific Technology Ltd.	48,500	96
China Mobile (Hong Kong) Ltd. (a)	38,000	91
CLP Holdings Ltd.	40,000	161
Kerry Properties	121,000	85
Li & Fung Ltd. (a)	96,000	91
Ngai Lik Industrial Holding Ltd.	524,000	133
VTech Holdings Ltd.	163,000	121

		778

Hong Kong 4.9%
Dickson Concepts Ltd.	280,500	62
Hongkong and Shanghai Hotels Ltd.	166,500	70
Shenzhen Expressway (a)	410,000	82
Techtronic Industries Co., Ltd.	122,000	116
Tundtex Co., Ltd.	436,000	122

		452

Indonesia 2.3%
PT Bank Pan Indonesia Tbk	2,425,000	49
PT Bentoel Internaional Investama Tbk (a)	2,184,500	31
PT Perusahaan Perkebunan London Sumatra
Indonesia Tbk (a)	1,528,000	40
PT Sepatu Bata Tbk	51,500	92

		212

Japan 43.8%
ABC-Mart, Inc.	5,800	70
Aderans Co., Ltd.	4,300	96
Aica Kogyo Co., Ltd. (a)	18,000	115
Asahi Glass Co., Ltd.	30,000	184
Canon, Inc.	4,000	151
Eneserve Corp. (a)	2,500	97
Funai Electric Co., Ltd. (a)	1,800	211
Hoya Corp.	3,300	231
JEOL Ltd.	25,000	90
Kao Corp.	9,000	198
KONAMI Corp.	8,000	185
KOSE Corp. (a)	3,400	108
Millea Holdings, Inc. (a)	20	144
Nintendo Co., Ltd.	2,100	196
Office Building Fund of Japan, Inc.	29	152
Oji Paper Co., Ltd.	24,000	103
Shin-Etsu Chemical Co., Ltd.	4,400	144
SMC Corp.	2,300	216
Sony Corp.	4,500	188
Takeda Chemical Industries	6,000	251
THK Co., Ltd.	6,500	72
TonenGeneral Sekiyu KK	16,000	105
Toson Corp. (a)	75,000	181
Toyota Motor Corp.	5,600	151
Uni-Charm Corp. (a)	3,000	119
Yamaichi Electronics Co., Ltd.	11,600	117
Yamato Transport Co.	6,000	78
Yushin Precision Equipment Co., Ltd.	6,600	113

		4,066

Malaysia 2.1%
Malayan Banking Bhd.	46,800	91
Telekom Malaysia Bhd. (a)	24,000	50
Unisem (M) Bhd.	31,000	54

		195

Philippines 1.1%
Philippine Long Distance Telephone Co. (a)	20,200	102

Singapore 5.4%
Haw Par Corp.	858	2
Singapore Exchange Ltd.	283,000	201
Singapore Press Holdings Ltd.	15,000	157
United Overseas Bank Ltd.	21,000	143

		503

South Korea 14.5%
Daishin Securities Co. (a)	13,500	84
INTOPS Co., Ltd. (a)	5,367	60
Jahwa Electronics Co., Ltd. (a)	14,520	100
Kumgang Korea Chemical Co., Ltd. (a)	1,140	112
LG Card Co. (a)	2,900	83
LG Electronics, Inc. (a)	4,100	143
LG Home Shopping, Inc. (a)	1,700	99
LG Household & Health Care Ltd. (a)	5,068	75
Samsung Electro Mechanics Co., Ltd. (a)	1,940	71
Samsung Electronics Co., Ltd. (a)	190	50
Samsung Electronics Co., Ltd. - PFD NV (a)	1,290	163
SK Telecom Co., Ltd. SP - ADR	9,900	211
You Eal Electronics Co., Ltd.	4,530	96

		1,347

Taiwan 8.2%
Ambit Microsystems Corp.	42,000	137
AU Optronics Corp. (a)	193,000	113
Benq Corp.	95,000	106
Macronix International Co., Ltd. (a)	285,000	89
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	68,000	83
Test-Rite International Co., Ltd.	82,500	60
United Microelectronics Corp.	176,812	107
Wan Hai Lines Ltd.	85,000	68

		763

Total Common Stocks (Cost $9,042)		8,718

	# of Contracts

PURCHASED PUT OPTIONS 0.0%
Hong Kong Dollar vs. U.S. Dollar (OTC)
Strike @ 7.820 Exp. 10/07/2003	480,000	2

Total Purchased Put Options (Cost $3)		2

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 3.7%
Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003	$347	347
(Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 12/04/2003 valued at $356. Repurchase proceeds are $347.)

Total Short-Term Instruments (Cost $347)		347

Total Investments 97.7% (Cost $9,392)		$9,067
Other Assets and Liabilities (Net) 2.3%		211

Net Assets 100.0%		$9,278

Notes to Schedule of Investments:

(a) Non-income producing security.

26     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Schedule of Investments A, B, and C Classes
 NACM Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.7%
Aerospace 1.0%
Raytheon Co.	400	$12

Capital Goods 4.2%
3M Co.	300	37
ITT Industries, Inc.	200	12

		49

Communications 4.8%
BellSouth Corp.	400	10
SBC Communications, Inc.	700	19
Verizon Communications, Inc.	700	27

		56

Consumer Discretionary 5.6%
Federated Department Stores, Inc. (a)	500	14
Fox Entertainment Group, Inc. (a)	900	23
Pitney Bowes, Inc.	400	13
W.W. Grainger, Inc.	300	15

		65

Consumer Services 5.6%
Comcast Corp. (a)	700	17
Knight-Ridder, Inc.	300	19
Viacom, Inc. (a)	400	16
Walt Disney Co.	800	13

		65

Consumer Staples 8.3%
ConAgra Foods, Inc.	700	18
Fortune Brands, Inc.	300	14
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	300	12
Procter & Gamble Co.	200	17

		96

Energy 10.5%
Apache Corp.	300	17
ChevronTexaco Corp.	300	20
ConocoPhillips	527	26
Exxon Mobil Corp.	1,300	45
Kerr-McGee Corp.	300	13

		121

Financial & Business Services 31.6%
American Express Co.	400	14
American International Group, Inc.	500	29
Bank of America Corp.	600	42
Bank of New York Co., Inc.	500	12
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,100	39
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	300	19
FleetBoston Financial Corp.	600	15
John Hancock Financial Services, Inc.	400	11
Key Corp.	600	15
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	400	14
State Street Corp.	300	12
Travelers Property Casualty Corp. (a)	938	14
Wachovia Corp.	700	26
Washington Mutual, Inc.	400	14
Wells Fargo & Co.	300	14

		364

Healthcare 4.9%
Abbott Laboratories	400	16
Jefferson-Pilot Corp.	400	15
WellPoint Health Networks, Inc. (a)	200	14
Wyeth	300	11

		56

Materials & Processing 4.8%
Alcoa, Inc.	600	14
International Paper Co.	400	14
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		55

Technology 8.8%
Computer Sciences Corp. (a)	400	$14
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	800	19
IBM Corp.	300	23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16

		101

Transportation 0.8%
Delta Air Lines, Inc.	700	9

Utilities 6.8%
Dominion Resources, Inc.	300	16
FPL Group, Inc.	200	12
NiSource, Inc.	900	18
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,000	19

		78

Total Common Stocks (Cost $1,050)		1,127

	Principal Amount (000s)

SHORT-TERM INSTRUMENTS 6.7%
Repurchase Agreement 6.7%
State Street Bank
1.050% due 01/02/2003	$77	77
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $80. Repurchase proceeds are $77.)

Total Short-Term Instruments (Cost $77)		77

Total Investments 104.4% (Cost $1,127)		$1,204
Other Assets and Liabilities (Net) (4.4%)		(51)

Net Assets 100.0%		$1,153

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     27

PIMCO Financial Highlights A, B, and C Classes

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NACM Core Equity Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$0.03	(a)	$0.71	(a)	$0.74

Class B
07/19/2002 - 12/31/2002+	10.00	(0.01	)(a)	0.70	(a)	0.69

Class C
07/19/2002 - 12/31/2002+	10.00	(0.01	)(a)	0.70	(a)	0.69

NACM Flex-Cap Value Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$0.04	(a)	$1.24	(a)	$1.28

Class B
07/19/2002 - 12/31/2002+	10.00	(0.01	)(a)	1.26	(a)	1.25

Class C
07/19/2002 - 12/31/2002+	10.00	(0.01	)(a)	1.25	(a)	1.24

NACM Global Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$(0.02	)(a)	$0.44	(a)	$0.42

Class B
07/19/2002 - 12/31/2002+	10.00	(0.06	)(a)	0.46	(a)	0.40

Class C
07/19/2002 - 12/31/2002+	10.00	(0.06	)(a)	0.45	(a)	0.39

NACM Growth Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$(0.03	)(a)	$0.13	(a)	$0.10

Class B
07/19/2002 - 12/31/2002+	10.00	(0.07	)(a)	0.14	(a)	0.07

Class C
07/19/2002 - 12/31/2002+	10.00	(0.07	)(a)	0.14	(a)	0.07

NACM International Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$0.02	(a)	$(0.44	(a)	$(0.42)

Class B
07/19/2002 - 12/31/2002+	10.00	0.05	(a)	(0.52	)(a)	(0.47)

Class C
07/19/2002 - 12/31/2002+	10.00	0.03	(a)	(0.48	)(a)	(0.45)

NACM Pacific Rim Fund
Class A
07/31/2002 - 12/31/2002+	$6.86	$(0.01	)(a)	$(0.89	)(a)	$(0.90)

Class B
07/31/2002 - 12/31/2002+	6.86	(0.02	)(a)	(0.88	)(a)	(0.90)

Class C
07/31/2002 - 12/31/2002+	6.86	(0.03	)(a)	(0.89	)(a)	(0.92)

NACM Value Fund
Class A
07/19/2002 - 12/31/2002+	$10.00	$0.05	(a)	$0.95	(a)	$1.00

Class B
07/19/2002 - 12/31/2002+	10.00	0.01	(a)	0.95	(a)	0.96

Class C
07/19/2002 - 12/31/2002+	10.00	0.01	(a)	0.95	(a)	0.96

* Annualized
+ Unaudited
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.25%.

28     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

NACM Core Equity Fund
Class A
07/19/2002 - 12/31/2002+	$(0.06)	$(0.05)	$(0.11)	$10.63	7.33%

Class B
07/19/2002 - 12/31/2002+	(0.01)	(0.05)	(0.06)	10.63	6.87

Class C
07/19/2002 - 12/31/2002+	(0.00)	(0.05)	(0.05)	10.64	6.93

NACM Flex-Cap Value Fund
Class A
07/19/2002 - 12/31/2002+	$(0.05)	$(0.17)	$(0.22)	$11.06	12.80%

Class B
07/19/2002 - 12/31/2002+	(0.02)	(0.17)	(0.19)	11.06	12.48

Class C
07/19/2002 - 12/31/2002+	(0.03)	(0.17)	(0.20)	11.04	12.39

NACM Global Fund
Class A
07/19/2002 - 12/31/2002+	$(0.03)	$0.00	$(0.03)	$10.39	4.24%

Class B
07/19/2002 - 12/31/2002+	(0.03)	0.00	(0.03)	10.37	3.96

Class C
07/19/2002 - 12/31/2002+	(0.00)	0.00	(0.00)	10.39	3.91

NACM Growth Fund
Class A
07/19/2002 - 12/31/2002+	$0.00	$0.00	$0.00	$10.10	1.00%

Class B
07/19/2002 - 12/31/2002+	0.00	0.00	0.00	10.07	0.70

Class C
07/19/2002 - 12/31/2002+	0.00	0.00	0.00	10.07	0.70

NACM International Fund
Class A
07/19/2002 - 12/31/2002+	$(0.14)	$0.00	$(0.14)	$9.44	(4.23)%

Class B
07/19/2002 - 12/31/2002+	(0.12)	0.00	(0.12)	9.41	(4.68)

Class C
07/19/2002 - 12/31/2002+	(0.17)	0.00	(0.17)	9.38	(4.50)

NACM Pacific Rim Fund
Class A
07/31/2002 - 12/31/2002+	$0.00	$0.00	$0.00	$5.96	(13.12)%

Class B
07/31/2002 - 12/31/2002+	0.00	0.00	0.00	5.96	(13.12)

Class C
07/31/2002 - 12/31/2002+	0.00	0.00	0.00	5.94	(13.41)

NACM Value Fund
Class A
07/19/2002 - 12/31/2002+	$(0.06)	$(0.09)	$(0.15)	$10.85	9.98%

Class B
07/19/2002 - 12/31/2002+	(0.07)	(0.09)	(0.16)	10.80	9.56

Class C
07/19/2002 - 12/31/2002+	(0.03)	(0.09)	(0.12)	10.84	9.55

	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Core Equity Fund
Class A
07/19/2002 - 12/31/2002+	$25	1.26	%*(b)	0.59	%*	96%

Class B
07/19/2002 - 12/31/2002+	12	2.01	*(c)	(0.10	)*	96

Class C
07/19/2002 - 12/31/2002+	10	2.02	*(c)	(0.18	)*	96

NACM Flex-Cap Value Fund
Class A
07/19/2002 - 12/31/2002+	$11	1.40	%*	0.72	%*	113%

Class B
07/19/2002 - 12/31/2002+	37	2.15	*	(0.21	)*	113

Class C
07/19/2002 - 12/31/2002+	39	2.15	*	(0.11	)*	113

NACM Global Fund
Class A
07/19/2002 - 12/31/2002+	$12	1.56	%*(d)	(0.39	)%*	133%

Class B
07/19/2002 - 12/31/2002+	18	2.30	*	(1.10	)*	133

Class C
07/19/2002 - 12/31/2002+	10	2.30	*	(1.05	)*	133

NACM Growth Fund
Class A
07/19/2002 - 12/31/2002+	$16	1.25	%*	(0.60	)%*	90%

Class B
07/19/2002 - 12/31/2002+	10	2.00	*	(1.36	)*	90

Class C
07/19/2002 - 12/31/2002+	16	2.00	*	(1.38	)*	90

NACM International Fund
Class A
07/19/2002 - 12/31/2002+	$10	1.39	%*	0.40	%*	77%

Class B
07/19/2002 - 12/31/2002+	12	2.40	*	1.19	*	77

Class C
07/19/2002 - 12/31/2002+	33	2.40	*	0.67	*	77

NACM Pacific Rim Fund
Class A
07/31/2002 - 12/31/2002+	$9	1.85	%*	(0.32	)%*	119%

Class B
07/31/2002 - 12/31/2002+	9	2.60	*	(0.75	)*	119

Class C
07/31/2002 - 12/31/2002+	9	2.60	*	(1.01	)*	119

NACM Value Fund
Class A
07/19/2002 - 12/31/2002+	$14	1.25	%*	1.03	%*	62%

Class B
07/19/2002 - 12/31/2002+	43	2.00	*	0.28	*	62

Class C
07/19/2002 - 12/31/2002+	27	2.00	*	0.27	*	62

(c) Ratio of expenses to average net assets excluding interest expense is 2.00%.
(d) Ratio of expenses to average net assets excluding interest expense is 1.55%.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     29

PIMCO Statements of Assets and Liabilities A, B, and C Classes

December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Assets:
Investments, at value	$2,206	$1,156	$1,053	$989	$2,814	$9,067	$1,204

Cash	0	0	1	1	1	0	0

Foreign currency, at value	0	0	0	0	0	204	0

Receivable for investments sold	3	118	0	40	15	0	1

Interest and dividends receivable	2	1	0	0	5	21	2

	2,211	1,275	1,054	1,030	2,835	9,292	1,207

Liabilities:
Payable for investments purchased	$45	$75	$0	$6	$1	$0	$53

Due to Custodian	0	15	0	0	0	0	0

Accrued investment advisory fee	1	1	1	0	2	7	1

Accrued administration fee	0	0	0	0	1	4	0
Other liabilities	0	0	0	0	1	3	0

	46	91	1	6	5	14	54

Net Assets	$2,165	$1,184	$1,053	$1,024	$2,830	$9,278	$1,153

Net Assets Consist of:
Paid in capital	$2,037	$1,079	$1,014	$1,012	$2,992	$12,543	$1,069

Undistributed (overdistributed) net investment income	(1)	0	(7)	(1)	(47)	(42)	(1)

Accumulated undistributed net realized gain (loss)	(1)	27	20	(7)	(131)	(2,898)	8

Net unrealized appreciation (depreciation)	130	78	26	20	16	(325)	77

	$2,165	$1,184	$1,053	$1,024	$2,830	$9,278	$1,153

Net Assets:
Class A	$25	$11	$12	$16	$10	$9	$14

Class B	12	37	18	10	12	9	43

Class C	10	39	10	16	33	9	27

Other Classes	2,118	1,097	1,013	982	2,775	9,251	1,069

Shares Issued and Outstanding:
Class A	3	1	1	2	1	1	1

Class B	1	3	2	1	2	1	4

Class C	1	3	1	2	3	1	2

Net Asset Value and Redemption Price* Per Share (Net Assets Per Share Outstanding)
Class A	$10.63	$11.06	$10.39	$10.10	$9.44	$5.96	$10.85

Class B	10.63	11.06	10.37	10.07	9.41	5.96	10.80

Class C	10.64	11.04	10.39	10.07	9.38	5.94	10.84

Cost of Investments Owned	$2,076	$1,078	$1,027	$969	$2,798	$9,392	$1,127

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$204	$0

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

30     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

PIMCO Statements of Operations A, B, and C Classes
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Investment Income:
Interest	$1	$1	$0	$0	$2	$3	$0

Dividends, net of foreign taxes	17	9	4	3	17	7	11

Security lending income	0	0	0	0	0	3	0

Total Income	18	10	4	3	19	13	11

Expenses:
Investment advisory fees	5	3	3	2	9	46	2

Administration fees	3	2	3	2	7	25	2

Accounting expense	0	0	0	0	0	5	0

Audit fees	0	0	0	0	0	3	0

Custody fees	0	0	0	0	0	21	0

Transfer agent fees	0	0	0	0	0	1	0

Total Expenses	8	5	6	4	16	101	4

Reimbursement by Manager	0	0	0	0	0	(28)	0

Net Expenses	8	5	6	4	16	73	4

Net Investment Income (Loss)	10	5	(2)	(1)	3	(60)	7

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments	9	46	25	(7)	(136)	(1,183)	17

Net realized gain (loss) on foreign currency transactions	0	0	(5)	0	5	249	0

Net change in unrealized appreciation (depreciation) on investments	130	78	26	20	16	(1,104)	77

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	2	0

Net Gain (Loss)	139	124	46	13	(115)	(2,036)	94

Net Increase (Decrease) in Assets Resulting from Operations	$149	$129	$44	$12	$(112)	$(2,096)	$101

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     31

PIMCO Statements of Changes in Net Assets A, B, and C Classes

Amounts in thousands

	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund

Increase (Decrease) in Net Assets from:	Period from July 19, 2002 to December 31, 2002 (Unaudited)	Period from July 19, 2002 to December 31, 2002 (Unaudited)	Period from July 19, 2002 to December 31, 2002 (Unaudited)

Operations:
Net investment income (loss)	$10	$5	$(2)

Net realized gain (loss)	9	46	20

Net change in unrealized appreciation (depreciation)	130	78	26

Net increase (decrease) resulting from operations	149	129	44

Distributions to Shareholders:
From net investment income
Class A	0	0	0

Class B	0	0	0

Class C	0	0	0

Other Classes	(11)	(5)	(5)

From net realized capital gains
Class A	0	(1)	0

Class B	0	(1)	0

Class C	0	(1)	0

Other Classes	(10)	(16)	0

Total Distributions	(21)	(24)	(5)

Fund Share Transactions:
Receipts for shares sold
Class A	38	129	11

Class B	11	34	18

Class C	10	37	10

Other Classes	1,970	970	970

Issued as reinvestment of distributions
Class A	0	0	0

Class B	0	1	0

Class C	0	1	0

Other Classes	20	21	5

Cost of shares redeemed
Class A	(12)	(114)	0

Class B	0	0	0

Class C	0	0	0

Other Classes	0	0	0

Net increase (decrease) resulting from Fund share transactions	2,037	1,079	1,014

Total Increase (Decrease) in Net Assets	2,165	1,184	1,053

Net Assets:
Beginning of period	0	0	0

End of period*	$2,165	$1,184	$1,053

*Including net undistributed (overdistributed) investment income of:	$(1)	$0	$(7)

32     PIMCO Funds Semi-Annual Report | 12.31.02 | See accompanying notes

	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund			NACM Value Fund

Increase (Decrease) in Net Assets from:	Period from July 19, 2002 to December 31, 2002 (Unaudited)	Period from July 19, 2002 to December 31, 2002 (Unaudited)	Six Months Ended December 31, 2002 (Unaudited)	Period from April 1, 2002 to June 30, 2002	Year Ended March 31, 2002	Period from July 19, 2002 to December 31, 2002 (Unaudited)

Operations:
Net investment income (loss)	$(1)	$3	$(60)	$0	$71	$7

Net realized gain (loss)	(7)	(131)	(934)	560	(1,826)	17

Net change in unrealized appreciation (depreciation)	20	16	(1,102)	(423)	1,290	77

Net increase (decrease) resulting from operations	12	(112)	(2,096)	137	(465)	101

Distributions to Shareholders:
From net investment income
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	(1)	0	0	0	0

Other Classes	0	(49)	(68)	0	0	(8)

From net realized capital gains
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	0

Class C	0	0	0	0	0	0

Other Classes	0	0	0	0	0	(9)

Total Distributions	0	(50)	(68)	0	0	(17)

Fund Share Transactions:
Receipts for shares sold
Class A	16	395	36	0	0	14

Class B	10	43	233	0	0	42

Class C	19	34	29	0	0	26

Other Classes	970	2,890	17	432	10,805	970

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0

Class B	0	0	0	0	0	1

Class C	0	1	0	0	0	0

Other Classes	0	49	68	0	0	16

Cost of shares redeemed
Class A	0	(390)	(27)	0	0	0

Class B	0	(30)	(226)	0	0	0

Class C	(3)	0	(19)	0	0	0

Other Classes	0	0	(244)	(423)	(937)	0

Net increase (decrease) resulting from Fund share transactions	1,012	2,992	(133)	9	9,868	1,069

Total Increase (Decrease) in Net Assets	1,024	2,830	(2,297)	146	9,403	1,153

Net Assets:
Beginning of period	0	0	11,575	11,429	2,026	0

End of period*	$1,024	$2,830	$9,278	$11,575	$11,429	$1,153

*Including net undistributed (overdistributed) investment income of:	$(1)	$(47)	$(42)	$86	$82	$(1)

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report     33

PIMCO Notes to Financial Statements A, B, and C Classes
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C Classes (the “Retail Classes”) of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the Institutional, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available. may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market value of foreign securities, currency holding and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

34     PIMCO Funds Semi-Annual Report | 12.31.02

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $223; NACM International Fund - $2,000; and NACM Pacific Rim Fund - $15,948.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions
Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM”), formerly PIMCO Advisors L.P., and serves as the investment adviser (the “Adviser”) to the Funds. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.

The annual investment advisory fee rate payable by each other Fund to the Adviser, as a percentage of the average daily net assets, are as follows: 0.50% for NACM Core Equity, NACM Growth, and NACM Value Funds; 0.65% for NACM Flex-Cap Value Fund; 0.70% for NACM Global and NACM International Funds; and 0.90% for NACM Pacific Rim Fund. Prior to April 2002, the NACM Pacific Rim Fund’s advisory fee was 1.00%.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.60% for NACM Global Fund; and 0.70% for NACM International and NACM Pacific Rim Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the NACM Core Equity, NACM Growth, NACM Value and NACM Flex-Cap Value and Funds; 0.40% for NACM Global Fund; and 0.50% for the NACM International and NACM Pacific Rim Funds. The Administration Fee for Class D is charged at the annual rate of 0.75% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.85% for NACM Global Fund; and 0.95% for NACM International and NACM Pacific Rim Funds.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002, PAD did not receive any commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money,

12.31.02 | PIMCO Funds Semi-Annual Report     35

PIMCO Notes to Financial Statements A, B and C Classes (Cont.)
December 31, 2002 (Unaudited)

including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of the Funds’ administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Instl Class	Admin Class	Class A	Class B	Class C	Class D

NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Flex-Cap
Value Fund	0.95%	1.20%	1.40%	2.00%	2.00%	1.40%
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%
NACM International
Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Reorganization

PIMCONACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The Pacific Rim Fund transferred substantially all of its assets and liabilities to the PIMCO Fund in exchange for Institutional Class shares of the PIMCO Fund.

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

NACM Core Equity Fund	$4,122	$2,132
NACM Flex-Cap Value Fund	2,165	1,133
NACM Global Fund	2,287	1,302
NACM Growth Fund	1,875	923
NACM International Fund	4,837	1,986
NACM Pacific Rim Fund	21,140	11,219
NACM Value Fund	1,680	647

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

NACM Core Equity Fund	$172	$(42)	$130
NACM Flex-Cap Value Fund	99	(21)	78
NACM Global Fund	61	(35)	26
NACM Growth Fund	57	(37)	20
NACM International Fund	110	(94)	16
NACM Pacific Rim Fund	350	(675)	(325)
NACM Value Fund	97	(20)	77

36     PIMCO Funds Semi-Annual Report | 12.31.02

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Core Equity Fund		NACM Flex-Cap Value Fund		NACM Global Fund		NACM Growth Fund		NACM International Fund

	Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	4	$38	12	$129	1	$11	2	$16	41	$395

Class B	1	11	3	34	2	18	1	10	5	43

Class C	1	10	3	37	1	10	2	19	3	34

Other Classes	197	1,970	97	970	97	970	97	970	289	2,890

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0	0	0

Class B	0	0	0	1	0	0	0	0	0	0

Class C	0	0	0	1	0	0	0	0	0	1

Other Classes	2	20	2	21	0	5	0	0	5	49

Cost of shares redeemed
Class A	(1)	(12)	(11)	(114)	0	0	0	0	(40)	(390)

Class B	0	0	0	0	0	0	0	0	(3)	(30)

Class C	0	0	0	0	0	0	0	(3)	0	0

Other Classes	0	0	0	0	0	0	0	0	0	0

Net increase resulting from Fund share transactions	204	$2,037	106	$1,079	101	$1,014	102	$1,012	300	$2,992

	NACM Pacific Rim Fund						NACM Value Fund

	Period Ended 12/31/2002		Period from 04/01/2002 to 06/30/2002		Year Ended 03/31/2002		Period from 07/19/2002 to 12/31/2002
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	6	$36	0	$0	0	$0	1	$14

Class B	39	233	0	0	0	0	4	42

Class C	5	29	0	0	0	0	2	26

Other Classes	2	17	57	432	1,429	10,805	97	970

Issued as reinvestment of distributions
Class A	0	0	0	0	0	0	0	0

Class B	0	0	0	0	0	0	0	1

Class C	0	0	0	0	0	0	0	0

Other Classes	9	68	0	0	0	0	1	16

Cost of shares redeemed
Class A	(5)	(27)	0	0	0	0	0	0

Class B	(38)	(226)	0	0	0	0	0	0

Class C	(4)	(19)	0	0	0	0	0	0

Other Classes	(47)	(244)	(55)	(423)	(138)	(937)	0	0

Net increase (decrease) resulting from Fund share transactions	(33)	$(133)	2	$9	1,291	$9,868	105	$1,069

12.31.02 | PIMCO Funds Semi-Annual Report     37

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com.

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PIMCO
ADVISORS

Semi-Annual Report

12. 31. 02

PIMCO NACM Stock Funds

Share Class

D

GROWTH STOCK FUNDS
NACM Growth Fund

BLEND STOCK FUNDS
NACM Core Equity Fund

VALUE STOCK FUNDS
NACM Value Fund
NACM Flex-Cap Value Fund

GLOBAL STOCK FUNDS
NACM Global Fund

INTERNATIONAL STOCK FUNDS
NACM International Fund
NACM Pacific Rim Fund

PIMCO
ADVISORS

Dear Fellow Shareholder:

Equity investors found themselves on a tumultuous ride over the last six months of 2002. Stocks suffered a dramatic rout in the third quarter but enjoyed a substantial rebound in the fourth. However, the rally was short-lived, and the market slumped again in December.

Like most equity funds, the stock funds in this report were not immune to this volatility. But despite a difficult third quarter for the markets, a number of our equity funds outperformed their respective Lipper category averages for the six-month period ended December 31, 2002. (For information on specific performance, please refer to the Fund summaries starting on page 4.)

In this environment, it is important to keep your long-term financial goals in mind in order to avoid being diverted from your course. Your financial advisor can help you review your asset allocation strategy, ensuring that your portfolio contains a mix of stocks and bonds that reflects your investment objectives.

We value your business highly and appreciate the trust you’ve placed in PIMCO Advisors. If you have any questions regarding the information on the following pages, contact your financial advisor or call us at 1-800-426-0107.

Sincerely,
Stephen Treadway

Chairman
January 31, 2003

Diversification does not ensure against loss. Savings accounts and CDs are guaranteed as to repayment of principal and interest by an agency of the U.S. government. However, an investment in stocks or bonds is not.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     3

A BLEND STOCK FUND

PIMCO NACM Core Equity Fund

OBJECTIVE:	NUMBER OF FUNDS	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$2.2 million
111
PORTFOLIO:		PORTFOLIO MANAGERS:
Large capitalization equity securities.	FUND INCEPTION DATE:	David J. Pavan, CFA
	7/19/02	Douglas B. Stone
Mark W. Stuckelman

David J. Pavan,CFA
Portfolio Manager

Mr. Paven has 9 years of investment experience.

Douglas B. Stone
Portfolio Manager

Mr. Stone has 29 years of investment experience.

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Despite tough fourth quarter, fund outperforms
Since inception, the PIMCO NACM Core Equity Fund Class D Shares advanced 7.23%, outperforming the –2.72% return of its benchmark, the S&P 500 Index.

Enhancements to our model paid off
Our stock selection model generally worked to the Fund’s advantage during the period. In particular, we were pleased to see that our estimate revisions criteria rebounded strongly after a weak 2001. In addition, the earnings quality and investor sentiment criteria helped performance throughout the remainder of the year. July was a particularly good month, as the portfolio outpaced its benchmark by more than four percentage points.

Fund faltered in the fourth quarter
The fourth quarter proved challenging for our stock selection model as stocks with the strongest estimate revisions and relative strength broadly underperformed. The October/November rebound was led by lower-quality stocks. Nonetheless, our stock selection was positive, as the market rewarded stocks with improving fundamentals.

Disappointing technology, healthcare holdings
Stock selection was weakest in technology in the fourth quarter as defense names traded lower and beaten-down tech stocks rebounded sharply.  For the year, however, technology proved our second best sector, with stock selection adding solid value. Stock selection in healthcare stocks was also weak in the fourth quarter.

The outlook for 2003
Stocks with good fundamentals should outperform in 2003. Given the modest improvement of the U.S. economy, a slight uptick in capital spending, low interest rates, and increased productivity, we believe a meaningful rebound could lie ahead. A resolution of the Iraq situation would clear up much of the uncertainty that surrounded the markets for most of 2002. Also, the value/growth style pendulum is swinging back into better balance. We are confident that our proprietary quantitative model—overlaid with our fundamental analysis that weighs the relative strength of each stock in our portfolio against attractive investment candidates—will generate benchmark-beating performance over time.

“Stocks with good fundamentals should outperform in 2003.”

4     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Core Equity Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception
					(7/19/02)

PIMCO NACM Core Equity Class D Shares	—	—	—	—	7.23%

S&P 500 Index	—	—	—	—	–2.72%

Lipper Large-Cap Core Funds Average	—	—	—	—	–3.91%

PIMCO STOCK FUNDS % of Total Investments				PIMCO BOND FUNDS

Microsoft Corp.	3.0%	American International Group, Inc	2.1%	Financial & Business Services	22.9%

Citigroup, Inc.	2.5%	Procter & Gamble Co.	1.9%	Technology	14.5%

Exxon Mobil Corp.	2.5%	Intel Corp.	1.9%	Healthcare	12.3%

3M Co.	2.2%	Bank of America Corp.	1.9%	Consumer Staples	8.2%

Pfizer, Inc.	2.2%	Wachovia Corp.	1.8%	Consumer Discretionary	8.1%

		Top Ten Total	22.0%	PORTFOLIO COMPOSITION

				Common Stocks	96.6%

				Cash Equivalents	3.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest in companies with large market capitalization and value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     5

A VALUE STOCK FUND

PIMCO NACM Flex-Cap Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.2 million
63
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of U.S. companies that are undervalued in the marketplace.	FUND INCEPTION DATE: 7/19/02	Mark W. Stuckelman

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Flex-Cap Value Fund Class D Shares advanced 12.78%, handily outperforming the –5.30% decline of its benchmark, the Russell 3000 Value Index.

U.S. stocks endure roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Market rebounds from oversold condition in fourth quarter
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak that was powered largely by a rebound in lower-quality, low-priced issues. The market then retreated somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Financial, insurance, energy holdings drive outperformance
The portfolio’s outperformance over the period was driven by holdings in the financial services, insurance services, and energy sectors. Specifically, money-center banks, property-casualty insurers, and integrated oil companies in the portfolio added value in both absolute and relative returns.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Potential war in Iraq continues to overhang the market, as does the threat of future terrorist acts. Iraq aside, we believe conditions are ripe for economic acceleration—interest rates are historically very low, productivity is growing, consumer confidence is improving, and corporate capital spending seems to be recovering. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“Once the Iraq situation is resolved, we believe investors will reward quality stocks.”

6     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Flex-Cap Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception
					(7/19/02)

PIMCO NACM Flex-Cap Value Class D Shares	—	—	—	—	12.78%

Russell 3000 Value Index	—	—	—	—	–5.30%

Lipper Multi-Cap Core Funds Average	—	—	—	—	–3.14%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	4.2%	American International Group, Inc.	3.0%	Financial & Business Services	30.4%

Citigroup, Inc.	4.0%	Wachovia Corp.	2.2%	Technology	11.2%

Bank of America Corp.	3.6%	Viacom, Inc.	2.1%	Healthcare	10.6%

3M Co.	3.2%	IBM Corp.	2.0%	Energy	10.0%

Verizon Communications, Inc.	3.0%	Dominion Resources, Inc.	1.9%	Utilities	7.7%

		Top Ten Total	29.2%	PORTFOLIO COMPOSITION

				Common Stocks	100.0%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, financial strength and valuation.

	•	Risk management systems utilize attribution and performance analysis in their daily review of portfolios.

Past performance is no guarantee of future results. The Fund may invest in undervalued  securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     7

A GLOBAL STOCK FUND

PIMCO NACM Global Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term capital appreciation.	IN THE PORTFOLIO:	$1.1 million
93
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of large capitalization companies located in at least three different countries.	FUND INCEPTION DATE: 7/19/02	Catherine Nicholas

Catherine Nicholas
Portfolio Manager

Ms. Nicholas has more than 18 years of investment experience.

Fund easily outdistances benchmark in period
Since inception, the PIMCO NACM Global Fund Class D Shares advanced 4.31%, handily outperforming the –8.72% decline of its benchmark, the MSCI All-Country World Free Index.

Global investors endure volatility
The global stock markets see-sawed during the period, dropping lower in July and September, rebounding strongly in October and November, then losing ground again in December. After being oversold in September, the market’s October/November advance was largely powered by low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance and high betas (a measure of a stock’s volatility relative to a benchmark such as the S&P 500). A large proportion of these stocks hailed from the beaten-down technology sector.

Defense, consumer non-durables stocks aid performance
In the third quarter, stock selection in the U.S. and among consumer non-durables and defense-oriented technology companies was favorable. As a result of our bottom-up stock selection approach, we decreased the Fund’s exposure to stocks in Latin America and the financial services sector during this period. Our investment process identified more promising opportunities, particularly in the U.S. and in the consumer non-durables sector.

A more aggressive posture in the fourth quarter
As the fourth quarter progressed, we adopted a more aggressive stance, increasing the portfolio’s exposure to technology stocks while reducing holdings in pharmaceutical companies and eliminating exposure to utilities. We also identified attractive opportunities in the producers/manufacturing group. Overall, our approach leads us to “best-of-breed” companies with superior business models poised to benefit the most from economic recovery. At period’s end, the portfolio was heavily invested across the full spectrum of technology industries.

U.S. monetary and fiscal policies remain stimulative
We expect U.S. monetary and fiscal policy to stay growth-oriented and aggressive into 2003. As a result, we are positioning the global equity portfolio to benefit from a recovery in the U.S. sometime in 2003. In the technology area, we are finding ideas on a company-by-company basis. Meanwhile, we are decreasing our holdings in defensive, consumer-oriented names that have visible earnings but slower topline growth. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We are positioning the portfolio to benefit from a recovery in the U.S.”

8     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Global Fund Performance & Statistics

CUMULATIVE TOTAL RETURN  For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Global Fund Class D Shares	—	—	—	—	4.31%

MSCI All Country World Free Index	—	—	—	—	–8.72%

Lipper Global Funds Average	—	—	—	—	–4.05%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

HSBC Holdings PLC	2.5%	Nokia Oyj SP - ADR	1.9%	United States	62.1%

Microsoft Corp.	2.5%	Charles Schwab Corp.	1.9%	United Kingdom	7.2%

Citigroup, Inc.	2.4%	Anadarko Petroleum Corp.	1.8%	Japan	4.3%

UBS AG	2.3%	Vodafone Group PLC	1.7%	France	4.0%

Tyco International Ltd.	2.0%	Hewlett-Packard Co.	1.6%	Bermuda	3.3%

		Top Ten Total	20.6%	PORTFOLIOCOMPOSITION

				Common Stocks	97.7%

				Cash Equivalents	2.3%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest in foreign securities, emerging market securities and smaller companies. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. Investing in smaller companies may entail greater risk than larger companies, including higher volatility. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     9

A GROWTH STOCK FUND

PIMCO NACM Growth Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.0 million
35
PORTFOLIO:		PORTFOLIO MANAGER:
Large capitalization equity securities.	FUND INCEPTION DATE: 7/19/02	Stephen Ross

Stephen Ross
Portfolio Manager

Mr. Ross has more than 13 years of investment experience.

Fund lagged in tough environment for stock pickers
Since inception, the PIMCO NACM Growth Fund Class D shares advanced 1.00% against the –8.56% return of the Fund’s benchmark, the Russell 1000 Growth Index.

U.S. stocks endured roller-coaster ride
Investors were taken for a rough ride in the second half of 2002 as the U.S. stock market posted strong gains in August, October, and November while slumping in July, September and December. A sluggish economy and uncertainty surrounding the Iraq situation heightened volatility.

Lower-quality issues led rebound
Although the Fund posted a gain for shareholders during the period, its under-performance was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks hailed from the technology sector, although energy and utilities were also represented. Much of this so-called “junk bounce” was driven by short sellers covering positions.

Defensive posture hampered fund performance
As the third quarter opened, the portfolio was defensively positioned—a strategy that ultimately hindered the Fund’s performance. Companies within the HMO, defense and consumer-related sectors were among those that best met our investment criteria, and therefore the Fund was overweight in these areas. An 8–10% underweight in technology (ex-defense) companies represented the majority of the portfolio’s underperformance relative to the benchmark, as these issues rallied in the fourth quarter.

Issue selection provided mixed results
Dell and Intel serve as examples of disappointing holdings. Despite exhibiting strong fundamentals, good visibility and increasing market share, Dell was one of the portfolio’s worst performers in the fourth quarter. And although Intel’s guidance was slightly better than expected, analysts were largely positive, and catalysts for growth seemed evident, Intel advanced only fractionally. On the positive side, our investment in Nextel, also based on our assessment of its fundamental strength, was rewarded with strong gains.

Signs of improvement are emerging
We are beginning to see signs of improvement in capital spending as the inventory replacement cycle emerges in technology and new operating systems stimulate PC sales. Healthcare fundamentals continue to look promising, particularly for service providers and device manufacturers. The outlook for retail and financials is mixed, while visibility in the energy sector has been clouded by the unresolved Iraq situation. Going forward, we will continue to seek out companies that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“A sluggish economy and concerns over Iraq heightened volatility in the U.S. stock market.”

10     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Growth Fund Performance & Statistics

CUMULATIVETOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Growth Fund Class D Shares	—	—	—	—	1.00%

Russell 1000 Growth Index	—	—	—	—	–8.56%

Lipper Multi-Cap Growth Funds Average	—	—	—	—	–3.64%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Microsoft Corp.	5.3%	Intel Corp.	3.6%	Healthcare	25.9%

Pfizer, Inc.	5.0%	Bank of America Corp.	3.5%	Technology	24.3%

General Electric Co.	5.0%	Citigroup, Inc.	3.5%	Consumer Discretionary	11.7%

Amgen, Inc.	3.9%	Procter & Gamble Co.	3.4%	Financial & Business Services	9.7%

Johnson & Johnson	3.8%	IBM Corp.	3.1%	Energy

		Top Ten Total	40.1%	PORTFOLIO COMPOSITION

				Common Stocks	97.6%

				Cash Equivalents	2.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Focuses investment universe within the upper 90% of the Russell 1000 Growth Index. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest at least 65% of its assets in U.S. companies with large market capitalizations. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     11

AN INTERNATIONAL STOCK FUND

PIMCO NACM International Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks maximum long-term capital appreciation.	IN THE PORTFOLIO:	$2.8 million
118
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of large capitalization companies in at least three non-U.S. countries.	FUND INCEPTION DATE: 7/19/02	Loretta Morris

Loretta Morris
Portfolio Manager

Ms. Morris has 23 years investment experience.

Fund retreats but outperforms benchmark
Since inception, the PIMCO NACM International Fund Class D Shares fell –4.17%, less than the –8.56% decline of its benchmark, the MSCI EAFE Growth Index.

International stocks rebound from oversold situation
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. From early October through November, international equities rallied sharply before retreating in December over valuation concerns.

“Junk bounce” powers benchmark gains
The benchmark’s advance in the fourth quarter was largely the result of a “junk bounce,” in which low-quality stocks exhibiting low earnings growth, high price-to-earning ratios, poor year-to-date performance, and high betas (a measure of a stock’s volatility relative to a benchmark) posted strong gains. In this environment, many of the high-quality stocks in the portfolio exhibiting solid or improving fundamentals were less rewarded.

Software stocks, underweight in Germany boost relative returns
Strong performance versus the benchmark in the third quarter was largely attributable to stock selection in Switzerland, Sweden, and among commercial/industrial and insurance services companies. Underweights in Germany, the worst-performing EAFE country, and in the insurance services sector, which also trailed the broad market, were another plus. In the fourth quarter, software holdings in the portfolio contributed to relative performance.

Financial sector hampers performance
Relative underperformance versus the benchmark can be attributed in part to disappointing stock selection and underweight exposure to the United Kingdom and the financial services sector.  Specifically, money-center banks in the portfolio hampered relative returns.

Adopting a more aggressive stance
We have moved the portfolios from a defensive posture to a more aggressive stance. We are less bearish that the global economy will sink into a double-dip recession; instead, we see stabilization in economic indicators, which suggests that modest growth lies ahead for the world economy. As 2003 unfolds, we will continue to seek out international equities that meet our criteria for positive, sustainable change, which we believe is the best path to capital appreciation over time.

“We have moved the portfolios from a defensive posture to a more aggressive stance.”

12     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM International Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM International Fund Class D Shares	—	—	—	—	–4.17%

MSCI EAFE Growth Index	—	—	—	—	–8.56%

Lipper International Funds Average	—	—	—	—	–6.17%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Unilever NV	2.0%	Diageo PLC	1.5%	United Kingdom	20.4%

HSBC Holdings PLC	2.0%	Royal Bank of Scotland Group PLC	1.5%	Japan	13.4%

Eni SpA	1.7%	TotalFinaElf S.A.	1.5%	France	9.9%

Vodafone Group PLC	1.6%	Sanofi-Synthelabo S.A.	1.5%	Canada	7.1%

BP PLC SP - ADR	1.6%	Skandinaviska Enskilda Banken	1.5%	Netherlands	5.9%

		Top Ten Total	16.4%	PORTFOLIO COMPOSITION

				Common Stocks	96.3%

				Cash Equivalents	3.7%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis.

Past performance is no guarantee of future results. The Fund may invest primarily in at least three countries outside the U.S. but may invest in up to 50 different countries worldwide. Investing in foreign securities may entail risk due to foreign economic and political developments and may be enhanced when investing in emerging markets. The Fund may invest up to 35% of its assets in U.S. companies. The Fund may also invest in emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     13

AN INTERNATIONAL STOCK FUND

PIMCO NACM Pacific Rim Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term growth of capital.	IN THE PORTFOLIO:	$9.3 million
77
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of companies located within the Pacific Rim.	FUND INCEPTION DATE: 12/31/97	Shu Nung Lee

Shu Nung Lee
Portfolio Manager

Mr. Lee has 6 years of investment experience.

Fund ends challenging year on a down note
For the six-month period ended December 31, 2002, the PIMCO NACM Pacific Rim Fund Class D Shares fell –18.16% against the –14.72% decline of its benchmark, the MSCI Pacific Index.

Period marked by fourth quarter “junk bounce”
The international equity market became sharply oversold in the third quarter and into the fourth quarter, when investor sentiment was dampened by anemic growth rates, the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks bounced, while higher-quality, better-performing companies’ gains were more modest. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high.

Technology holdings drag down performance
The Fund underperformed in the third quarter as the global equity markets came under severe selling pressure. Holdings in the technology sector proved especially disappointing, with a deceleration in end-user demand for personal computers and their component parts and supplies driving down the semiconductor/semiconductor capital equipment group, computers/office supply chains, and electronic instruments companies. Holdings in the financial services sector also weighed on relative performance, despite a significantly underweight position in these stocks.

Performance recovers in fourth quarter
In the fourth quarter, the Fund recovered to outperform its benchmark. Stock selection in Japan, Taiwan, and South Korea added relative value. Holdings in the financial services, banks and raw materials sectors outperformed relative to the Index. In Japan, the portfolio weighting was reduced. This was less a call on Japan per se and more on the basis of less attractive opportunities given the country’s weakening competitive stance in the global marketplace.

“Four Tigers” look promising
Within the PIMCO NACM Pacific Rim Fund, we will continue to overweight South Korea, Taiwan, and Singapore—three of the so-called “Four Tigers”—as well as Indonesia. We are also finding some opportunities in the fourth tiger, Hong Kong, as foreign investors react too quickly to saber rattling regarding the North Korean situation. The region continues to offer some of the most attractive growth rates and low P/E ratios in the world. In return for these exceptional investment opportunities, investors must be willing to contend with the tumultuous political climates in these regions.

“The Pacific region continues to offer some of the most attractive growth rates in the world.”

14     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Pacific Rim Performance & Statistics

AVERAGE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (12/31/97)

PIMCO NACM Pacific Rim Fund Class D Shares	–18.16%	–7.16%	–17.61%	4.66%	4.66%

MSCI Pacific Index	–14.72%	–9.02%	–20.32%	–3.88%	–5.13%

Lipper Pacific Region Funds Average	–14.98%	–10.80%	–21.28%	–3.33%	–3.33%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Takeda Chemical Industries	2.8%	Singapore Exchange Ltd.	2.2%	Japan	44.8%

Hoya Corp.	2.5%	Kao Corp.	2.2%	South Korea	14.9%

SMC Corp.	2.4%	Nintendo Co., Ltd.	2.2%	China	8.6%

SK Telecom Co., Ltd. SP - ADR	2.3%	Sony Corp.	2.1%	Taiwan	8.4%

Funai Electric Co., Ltd.	2.3%	KONAMI Corp.	2.0%	Singapore	5.5%

		Top Ten Total	23.0%	PORTFOLIO COMPOSITION

				Common Stocks	96.2%

				Cash Equivalents	3.8%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes both quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria for positive change, sustainability and timeliness.

	•	Risk management systems review portfolios daily, utilizing both attribution and performance analysis..

Past performance is no guarantee of future results. The Fund may invest at least 80% of its assets in issuers that are economically are tied to countries within the Pacific Rim, including emerging market countries. Emerging markets are more volatile than an investment in U.S. securities. The securities of emerging markets may be less liquid and subject to the risks of currency fluctuations and political developments. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     15

A VALUE STOCK FUND

PIMCO NACM Value Fund

OBJECTIVE:	NUMBER OF SECURITIES	TOTAL NET ASSETS:
Seeks long-term capital appreciation.	IN THE PORTFOLIO:	$1.2 million
65
PORTFOLIO:		PORTFOLIO MANAGER:
Equity securities of large U.S. companies that are undervalued in the marketplace.	FUND INCEPTION DATE: 7/19/02	Mark W. Stuckelman

Mark W. Stuckelman
Portfolio Manager

Mr. Stuckelman has 13 years of investment experience.

Fund easily outpaces its benchmark
Since inception, the PIMCO NACM Value Fund Class D Shares advanced 9.97%, outperforming the –2.19% return of its benchmark, the Russell 1000 Value Index.

Market rebounds from oversold condition
Over the past few years, U.S. stocks have swung sharply from extremely overbought to very oversold. In the fourth quarter of 2002, the U.S. stock market rebounded from its oversold lows. Early in the quarter, the Dow Jones Industrial Index fell below 7,300 for the first time since October 1997. The equity markets then staged a dramatic comeback, posting an eight-week winning streak, before retreating somewhat in December as early retail sales figures proved disappointing and certain economic data, particularly from the manufacturing sector, appeared weaker than initially forecast.

Third quarter proves challenging
During the third quarter, every sector in both the benchmark and the portfolio declined. Amid this challenging environment, the portfolio’s relative performance suffered from disappointing stock selection in the producers/manufacturing, financial services, and utilities sectors. Specifically, holdings in automobile, money-center bank, and gas pipeline stocks hampered relative performance. During the period, we took advantage of the steep market sell-off to initiate several positions in high-quality companies trading at historically low valuations.

Fund outperforms despite “junk bounce”
The market’s strong advance in the fourth quarter was driven largely by a strong rebound in lower-quality, low-priced stocks in October and November. Many of these stocks were within the technology sector, although energy and utilities companies were also represented. This so-called “junk bounce” was driven primarily by short sellers covering their positions. Despite the advance of lower-quality stocks, the Fund managed to beat its benchmark in the fourth quarter. Performance was powered by sharp gains in holdings in the transportation and utilities sectors (most notably, airlines and telephone companies). Technology holdings held the portfolio back from greater outperformance.

Positioned for outperformance
We expect economic growth to remain moderate as 2003 unfolds. Once the Iraq situation is resolved, we believe fundamentals will improve and investors will once again reward quality. We are positioning the portfolio for strong performance relative to our peer group and benchmark.

“The portfolio is positioned for strong performance relative to its peer group.”

16     PIMCO NACM Funds Semi-Annual Report  |  12.31.02

PIMCO NACM Value Fund Performance & Statistics

CUMULATIVE TOTAL RETURN For periods ended 12/31/02

	6 month	1 year	3 year	5 year	Inception (7/19/02)

PIMCO NACM Value Class D Shares	—	—	—	—	9.97%

Russell 1000 Value Index	—	—	—	—	–2.19%

Lipper Large-Cap Value Funds Average	—	—	—	—	–3.61%

TOP 10 HOLDINGS % of Total Investments				TOP 5 RELATED INDUSTRIES

Exxon Mobil Corp.	3.7%	Fox Entertainment Group, Inc.	2.2%	Financial & Business Services	30.2%

Bank of America Corp.	3.5%	Verizon Communications, Inc.	2.2%	Energy	10.0%

Citigroup, Inc.	3.2%	Wachovia Corp.	2.2%	Technology	8.4%

3M Co.	3.1%	ConocoPhillips	2.1%	Consumer Staples	8.0%

American International Group, Inc.	2.4%	IBM Corp.	1.9%	Utilities	6.5%

		Top Ten Total	26.3%	PORTFOLIO COMPOSITION

				Common Stocks	93.6%

				Cash Equivalents	6.4%

CHANGE IN VALUE For periods ended 12/31/02	Investment Process

	•	Define the appropriate investment universe based on sector, style and market capitalization. Externally and internally generated research is gathered in a central location.

	•	Stocks are subjected to a comprehensive global review that includes quantitative and qualitative analysis.

	•	Portfolio management teams then apply hands-on fundamental research and construct a portfolio of the best stocks that meet our criteria of positive change, financial strength and valuation.

	•	Risk management systems utilize both attribution and performance analysis to review portfolios daily.

Past performance is no guarantee of future results. The Fund may invest primarily in companies with large market capitalization. The Fund may also invest in value securities. When investing in value securities, the market may not necessarily have the same value assessment as the manager and therefore the performance of the securities may decline. See page 18 for footnotes, which include additional details.

12.31.02  |  PIMCO NACM Funds Semi-Annual Report     17

Footnotes

Past performance is no guarantee of future results. Investment return will fluctuate and the value of an investor’s shares will fluctuate and may be worth more or less than original cost when redeemed. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The specific security examples mentioned may or may not be held in the NACM Funds. Holdings are subject to change. All share classes have the same portfolio but different expenses. The Growth of $10,000 chart does not take into account any sales charges or expenses. Lipper, Inc. calculates the Lipper Averages. It is the total return performance average of funds that are tracked by Lipper that have the same Fund Classification. Lipper does not take into account sales charges. Returns are for the actual share class unless otherwise indicated. The S&P 500 Index is an unmanaged market index generally considered to be representative of the stock market as a whole. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks. Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East Growth Index (“EAFE Growth”) is an unmanaged index consisting of that 50% of the MSCI EAFE with the highest Price/Book Value (P/BV) ratio. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. The Morgan Stanley Capital International (“MSCI”) All Country World Free Index (“ACWI Free”) is a market capitalization weighted index composed of over 2000 companies. The MSCI ACWI Free Index is representative of the market structure of 21 countries in North America, Europe, and the Pacific Rim, excluding closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The index is calculated separately; without dividends, with gross dividends reinvested and estimated tax withheld, and with gross dividends reinvested, in both U.S. Dollars and local currency. It is not possible to invest directly into any index. The funds also offer other share classes, which are subject to different fees and expenses (which may affect performance), have different minimum investment requirements and are entitled to different services. Information regarding such classes may be obtained by calling 1-888-87-PIMCO. An investment in a (the) fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. In addition, it is possible to lose money on investments in a (the) fund. For additional details on the funds, contact your financial advisor to receive a current prospectus that contains more complete information, including charges and expenses.

Please read the prospectus carefully before you invest or send money. PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT, 06902, www.pimcoadvisors.com, 1-888-87-PIMCO.

18     PIMCO NACM Funds Annual Report  |  6.30.02

PIMCO Schedule of Investments Class D
NACM Core Equity Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 98.4%
Aerospace 1.0%
Lockheed Martin Corp.	100	$6
Raytheon Co.	500	15

		21

Capital Goods 4.6%
3M Co.	400	49
General Electric Co.	1,600	39
ITT Industries, Inc.	200	12

		100

Communications 4.2%
BellSouth Corp.	600	16
Nextel Communications, Inc. (a)	700	8
SBC Communications, Inc.	900	24
Verizon Communications, Inc.	900	35
Westwood One, Inc. (a)	200	8

		91

Consumer Discretionary 8.3%
Amazon.com, Inc. (a)	400	8
AutoZone, Inc. (a)	100	7
Federated Department Stores, Inc. (a)	700	20
Fox Entertainment Group, Inc. (a)	1,500	39
Kohl’s Corp. (a)	200	11
Lowe’s Cos., Inc.	300	11
Michaels Stores, Inc. (a)	200	6
PETsMART, Inc. (a)	300	5
Pitney Bowes, Inc.	500	16
Ross Stores, Inc.	200	9
Staples, Inc. (a)	300	6
W.W. Grainger, Inc.	300	16
Wal-Mart Stores, Inc.	500	25

		179

Consumer Services 5.4%
Apollo Group, Inc. (a)	200	9
Comcast Corp. (a)	800	19
Harrah’s Entertainment, Inc. (a)	200	8
Knight-Ridder, Inc.	400	25
USA Interactive (a)	300	7
Viacom, Inc. (a)	800	33
Walt Disney Co.	1,000	16

		117

Consumer Staples 8.3%
Anheuser-Busch Cos., Inc.	100	5
Coca-Cola Co.	300	13
Coca-Cola Enterprises, Inc.	400	9
ConAgra Foods, Inc.	1,300	33
Fortune Brands, Inc.	500	23
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	600	25
Philip Morris Cos., Inc.	400	16
Procter & Gamble Co.	500	43

		181

Energy 6.5%
Apache Corp.	400	23
ChevronTexaco Corp.	300	20
ConocoPhillips	600	29
Exxon Mobil Corp.	1,600	56
Kerr-McGee Corp.	300	13

		141

Financial & Business Services 23.4%
American Express Co.	900	32
American International Group, Inc.	800	46
Bank of America Corp.	600	42
Bank of New York Co., Inc.	600	14
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,600	56
City National Corp.	400	18
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	400	26
FleetBoston Financial Corp.	800	19
John Hancock Financial Services, Inc.	500	14
Key Corp.	800	20
MBNA Corp.	600	11
Morgan Stanley Dean Witter & Co.	500	20
North Fork Bancorp., Inc.	400	14
Progressive Corp.	200	10
State Street Corp.	500	20
Travelers Property Casualty Corp. (a)	1,147	17
U.S. Bancorp.	300	6
Wachovia Corp.	1,100	40
Washington Mutual, Inc.	500	17
Wells Fargo & Co.	400	19

		506

Healthcare 12.5%
Abbott Laboratories	800	32
Amgen, Inc. (a)	400	19
DENTSPLY International, Inc.	200	7
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	200	7
Jefferson-Pilot Corp.	500	19
Johnson & Johnson	600	32
Medtronic, Inc.	300	14
Merck & Co., Inc.	400	23
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8
WellPoint Health Networks, Inc. (a)	400	28
Wyeth	400	15
Zimmer Holdings, Inc. (a)	200	8

		271

Materials & Processing 4.1%
Alcoa, Inc.	800	18
Ball Corp.	200	10
International Paper Co.	400	14
Pactiv Corp. (a)	400	9
Praxair, Inc.	300	17
Weyerhaeuser Co.	400	20

		88

Technology 14.8%
Affiliated Computer Services, Inc. ‘A’ (a)	100	5
BMC Software, Inc. (a)	400	7
ChoicePoint, Inc. (a)	200	8
Cisco Systems, Inc. (a)	1,800	24
Computer Sciences Corp. (a)	400	14
Dell Computer Corp. (a)	800	21
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	900	22
IBM Corp.	500	39
Intel Corp.	2,700	42
Intuit, Inc. (a)	200	9
Microchip Technology, Inc.	300	7
Microsoft Corp. (a)	1,300	67
Oracle Corp. (a)	1,000	11
QLogic Corp. (a)	200	7
QUALCOMM, Inc. (a)	400	15
Texas Instruments, Inc.	300	5

		320

Transportation 1.0%
Delta Air Lines, Inc.	800	10
FedEx Corp.	200	11

		21

Utilities 4.3%
Dominion Resources, Inc.	400	22
FPL Group, Inc.	200	12
NiSource, Inc.	1,100	22
Public Service Enterprise Group, Inc.	500	16
TXU Corp.	1,200	22

		94

Total Common Stocks (Cost $2,000)		2,130

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     19

PIMCO Schedule of Investments Class D (Cont.)
NACM Core Equity Fund
December 31, 2002 (Unaudited)

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 3.5%
Repurchase Agreement 3.5%
State Street Bank
1.050% due 01/02/2003	$76	$76
(Dated 12/31/2002. Collateralized by Freddie Mac 3.000% due 01/30/2004 valued at $81. Repurchase proceeds are $76.)

Total Short-Term Instruments (Cost $76)		76

Total Investments 101.9% (Cost $2,076)		$2,206
Other Assets and Liabilities (Net) (1.9%)		(41)

Net Assets 100.0%		$2,165

Notes to Schedule of Investments:

(a) Non-income producing security.

20     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
NACM Flex-Cap Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.6%
Aerospace 1.3%
Raytheon Co.	500	$15

Capital Goods 4.6%
3M Co.	300	37
Wabash National Corp. (a)	2,200	18

		55

Communications 2.9%
Verizon Communications, Inc.	900	35

Consumer Discretionary 4.7%
Pitney Bowes, Inc.	500	16
Stage Stores, Inc. (a)	500	11
The Stanley Works	400	14
W.W. Grainger, Inc.	300	15

		56

Consumer Services 6.2%
Comcast Corp. (a)	700	16
Lee Enterprises, Inc.	500	17
Viacom, Inc. (a)	600	24
Walt Disney Co.	1,000	16

		73

Consumer Staples 6.1%
Bunge Ltd.	700	17
ConAgra Foods, Inc.	700	18
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	400	16

		72

Energy 9.8%
Apache Corp.	300	17
Chesapeake Energy Corp.	1,600	12
ChevronTexaco Corp.	300	20
Exxon Mobil Corp.	1,400	49
Kerr-McGee Corp.	400	18

		116

Financial & Business Services 29.7%
American Express Co.	500	18
American Financial Trust	500	6
American International Group, Inc.	600	35
Bank of America Corp.	600	42
Citigroup, Inc.	1,300	46
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	500	22
Fannie Mae	300	19
Meadowbrook Insurance Group, Inc. (a)	5,400	13
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	500	17
RLI Corp.	500	14
Sovereign Bancorp., Inc.	1,300	18
State Street Corp.	500	19
Wachovia Corp.	700	26
Wells Fargo & Co.	300	14

		351

Healthcare 10.4%
Abbott Laboratories	500	19
Abgenix, Inc. (a)	1,600	12
CIMA Labs, Inc. (a)	600	15
Enzon Pharmaceuticals, Inc. (a)	800	13
Guilford Pharmaceuticals, Inc. (a)	3,900	16
Jefferson-Pilot Corp.	400	15
ViroPharma, Inc. (a)	8,100	13
WellPoint Health Networks, Inc. (a)	300	21

		124

Materials & Processing 2.3%
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		27

Technology 10.9%
ASE Test Ltd. (a)	2,900	12
Avocent Corp. (a)	700	16
Captaris, Inc. (a)	6,500	16
Celestica, Inc. (a)	800	11
IBM Corp.	300	23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16
NVIDIA Corp. (a)	900	10
Tech Data Corp. (a)	500	13

		129

Transportation 1.2%
Celadon Group, Inc. (a)	1,200	14

Utilities 7.5%
Allegheny Energy, Inc.	1,700	13
Dominion Resources, Inc.	400	22
NiSource, Inc.	1,000	20
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,100	21

		89

Total Investments 97.6% (Cost $1,078)		$1,156
Other Assets and Liabilities (Net) 2.4%		28

Net Assets 100.0%		$1,184

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     21

PIMCO Schedule of Investments Class D
NACM Global Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.7%
Bermuda 3.3%
Accenture Ltd. (a)	800	$14
Tyco International Ltd.	1,250	21

		35

Canada 2.1%
EnCana Corp.	300	9
Forzani Group Ltd. (a)	399	5
Nortel Networks Corp. (a)	4,700	8

		22

China 0.3%
Denway Motors Ltd.	8,000	3

Finland 1.9%
Nokia Oyj SP - ADR (a)	1,300	20

France 4.0%
Axa (a)	800	11
JC Decaux S.A. (a)	900	11
Sanofi-Synthelabo S.A. (a)	200	12
Vivendi Universal S.A. (a)	500	8

		42

Germany 1.5%
Porsche AG	14	6
SAP AG (a)	500	10

		16

India 1.1%
Merrill Lynch & Co. - Warrant Satyam Computer
Services Ltd. Exp. 11/04/2005 (a)	1,895	11

Japan 4.3%
Advantest Corp.	300	13
Kao Corp.	400	9
Mitsubishi Tokyo Financial Group, Inc.	2	11
Sony Corp.	200	8
Sony Corp. SP - ADR	100	4

		45

Luxembourg 0.9%
Arcelor (a)	700	9

Netherlands 1.1%
Unilever NV	200	12

South Korea 3.1%
Kookmin Bank (a)	150	5
LG Chemical Ltd. (a)	100	3
Samsung Electronics Co., Ltd. (a)	50	13
Samsung Electronics Co., Ltd. - PFD NV (a)	70	9
SK Corp. (a)	260	3

		33

Switzerland 3.3%
Nestle S.A. (a)	50	11
UBS AG (a)	500	24

		35

Taiwan 1.5%
Merrill Lynch & Co. - Warrant High Tech
Computer Corp. Exp. 11/21/2005 (a)	800	3
United Microelectronics Corp. SP - ADR	3,800	13

		16

United Kingdom 7.2%
Burberry Group PLC	2,100	8
Diageo PLC	1,100	12
HSBC Holdings PLC	2,400	26
Royal Bank of Scotland Group PLC	500	12
Vodafone Group PLC	9,800	18

		76

United States 62.1%
3M Co.	100	12
Adobe Systems, Inc.	200	5
Alcon, Inc. (a)	300	12
Allstate Corp.	200	7
Anadarko Petroleum Corp.	400	19
Applied Materials, Inc. (a)	700	9
AT&T Wireless Services, Inc. (a)	1,700	10
Autoliv, Inc.	600	12
Ball Corp.	200	10
BEA Systems, Inc. (a)	500	6
Borland Software Corp. (a)	1,100	14
Charles Schwab Corp.	1,800	20
Chicago Bridge & Iron Company NV	400	12
Citigroup, Inc.	700	25
Citrix Systems, Inc. (a)	500	6
Comcast Corp. (a)	500	11
Constar International, Inc. (a)	700	8
Crown Cork & Seal Co., Inc. (a)	1,400	11
Dell Computer Corp. (a)	600	16
Dial Corp.	500	10
E.W. Scripps Co.	100	8
Electronic Arts, Inc. (a)	200	10
EMCOR Group, Inc. (a)	200	11
EOG Resources, Inc.	400	16
Eon Labs, Inc. (a)	500	9
FedEx Corp.	200	11
Flextronics International Ltd. (a)	1,600	13
Forest Laboratories, Inc. (a)	100	10
Gilead Sciences, Inc. (a)	400	14
Hewlett-Packard Co.	1,000	17
Imation Corp. (a)	300	11
Intuit, Inc. (a)	300	14
J.B. Hunt Transport Services, Inc. (a)	400	12
Kohl’s Corp. (a)	200	11
Liberty Media Corp. ‘A’ (a)	1,100	10
Medtronic, Inc.	200	9
Merck & Co., Inc.	200	11
MGM Grand, Inc. (a)	300	10
Microchip Technology, Inc.	500	12
Microsoft Corp. (a)	500	26
News Corp., Ltd.	600	16
Nextel Communications, Inc. (a)	600	7
Overture Services, Inc. (a)	200	6
Patterson-UTI Energy, Inc. (a)	200	6
Pfizer, Inc.	300	9
Pharmaceutical Resources, Inc. (a)	200	6
Pharmacia Corp.	200	8
Platinum Underwriters Holdings, Ltd. (a)	400	11
Precision Drilling Corp. (a)	200	7
Quiksilver, Inc. (a)	400	11
RenaissanceRe Holdings Ltd.	200	8
USA Interactive (a)	500	11
VERITAS Software Corp. (a)	1,100	17
Viacom, Inc. (a)	300	12
Wal-Mart Stores, Inc.	200	10
Wells Fargo & Co.	200	9
Western Digital Corp. (a)	1,400	9
Whole Foods Market, Inc. (a)	200	11

		654

Total Common Stocks (Cost $1,003)		1,029

SHORT-TERM INSTRUMENTS 2.3%

	Principal Amount (000s)

Repurchase Agreement 2.3%
State Street Bank
1.050% due 01/02/2003	$24	24
(Dated 12/31/2002. Collateralized by Fannie Mae 7.250% due 01/15/2010 valued at $25. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 100.0% (Cost $1,027)		$1,053
Other Assets and Liabilities (Net) 0.0%		0

Net Assets 100.0%		$1,053

Notes to Schedule of Investments:

(a) Non-income producing security.

22     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
NACM Growth Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.2%
Aerospace 2.4%
Alliant Techsystems, Inc. (a)	400	$25

Capital Goods 4.8%
General Electric Co.	2,000	49

Communications 2.0%
Nextel Communications, Inc. (a)	1,800	21

Consumer Discretionary 13.4%
Eastman Kodak Co.	600	21
Harley-Davidson, Inc.	400	19
Kohl’s Corp. (a)	500	28
Lowe’s Cos., Inc.	600	23
MGM Grand, Inc. (a)	800	26
Wal-Mart Stores, Inc.	400	20

		137

Consumer Services 2.3%
Viacom, Inc. (a)	600	24

Consumer Staples 5.7%
Anheuser-Busch Cos., Inc.	500	24
Procter & Gamble Co.	400	34

		58

Energy 5.8%
Anadarko Petroleum Corp.	600	29
Patterson-UTI Energy, Inc. (a)	1,000	30

		59

Financial & Business Services 9.4%
Bank of America Corp.	500	35
Citigroup, Inc.	1,000	35
Fannie Mae	400	26

		96

Healthcare 25.0%
Alcon, Inc. (a)	500	20
Amgen, Inc. (a)	800	39
Anthem, Inc. (a)	400	25
Forest Laboratories, Inc. (a)	300	29
Gilead Sciences, Inc. (a)	600	20
Johnson & Johnson	700	38
Merck & Co., Inc.	500	28
Pfizer, Inc.	1,600	49
UnitedHealth Group, Inc. (a)	100	8

		256

Technology 23.4%
Adobe Systems, Inc.	900	22
Applied Materials, Inc. (a)	1,200	16
Dell Computer Corp. (a)	1,100	29
Hewlett-Packard Co.	1,300	23
IBM Corp.	400	31
Intel Corp.	2,300	36
Microsoft Corp. (a)	1,000	52
QUALCOMM, Inc. (a)	500	18
Seagate Technology (a)	1,200	13

		240

Total Common Stocks (Cost $945)		965

	Principal Amount (000s)	Value (000s)

SHORT-TERM INSTRUMENTS 2.4%
Repurchase Agreement 2.4%
State Street Bank
1.050% due 01/02/2003	$24	$24
(Dated 12/31/2002. Collateralized by Fannie Mae 3.650% due 05/23/2004 valued at $20 and Fannie Mae 0.000% due 05/02/2003 valued at $10. Repurchase proceeds are $24.)

Total Short-Term Instruments (Cost $24)		24

Total Investments 96.6% (Cost $969)		$989
Other Assets and Liabilities (Net) 3.4%		35

Net Assets 100.0%		$1,024

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     23

PIMCO Schedule of Investments Class D
NACM International Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 95.7%
Australia 1.5%
The News Corporation Ltd.	4,000	$26
Woolworths Ltd.	2,500	16

		42

Barbados 0.2%
Nabors Industries Ltd. (a)	200	7

Belgium 2.0%
Dexia (a)	1,900	23
Interbrew (a)	1,400	33

		56

Brazil 0.9%
Aracruz Celulose S.A. SP - ADR (a)	900	17
Tele Norte Leste Participacoes S.A. SP - ADR (a)	1,200	9

		26

Canada 7.1%
Canadian National Railway Co.	500	21
EnCana Corp.	1,000	31
Loblaw Cos., Ltd.	500	17
Magna International, Inc.	300	17
Petro-Canada	300	9
Placer Dome, Inc.	2,100	24
Shoppers Drug Mart Corp. (a)	1,000	16
Suncor Energy, Inc.	1,100	17
Talisman Energy, Inc. (a)	1,100	40
Telus Corp.	801	8

		200

China 1.7%
China Mobile (Hong Kong) Ltd. (a)	7,000	17
CLP Holdings Ltd.	7,500	30

		47

Denmark 0.6%
TDC AS (a)	700	17

Finland 0.9%
Nokia Oyj SP - ADR (a)	1,700	26

France 9.8%
Axa (a)	1,800	24
BNP Paribas S.A.	500	20
France Telecom S.A. (a)	900	16
Groupe Danone (a)	300	40
L’Oreal S.A. (a)	300	23
Sanofi-Synthelabo S.A. (a)	700	43
Societe Generale (a)	414	24
TotalFinaElf S.A. (a)	300	43
Vivendi Environnement	1,300	30
Vivendi Universal S.A. (a)	900	15

		278

Germany 2.4%
Degussa AG (a)	500	13
Deutsche Telekom AG (a)	1,700	22
SAP AG (a)	400	32

		67

Greece 0.4%
Hellenic Telecommunications Organization S.A. (OTE)	1,000	11

Hungary 0.6%
OTP Bank Rt. (a)	1,600	16

India 0.7%
Merrill Lynch & Co. - Warrant Infosys
Technologies Ltd. Exp. 09/05/2005	200	20

Ireland 1.8%
Bank of Ireland	3,500	36
CRH PLC	1,300	16

		52

Israel 1.4%
Teva Pharmaceutical Industries Ltd. SP - ADR	1,000	39

Italy 5.4%
Autostrade-Concessioni e Costruzioni
Autostrade SpA (a)	1,500	15
Eni SpA (a)	3,000	48
Finmeccanica SpA (a)	22,000	12
Mediaset SpA (a)	2,800	21
Snam Rete Gas SpA (a)	9,700	33
Telecom Italia SpA	2,300	17
Telecom Italia SpA - RNC	1,264	6

		152

Japan 13.3%
Asahi Glass Co., Ltd.	3,000	18
Bridgestone Corp.	2,000	25
Canon, Inc.	1,000	38
DAI Nippon Printing Co., Ltd.	2,000	22
Fanuc Ltd.	600	27
Hoya Corp.	500	35
Kao Corp.	1,000	22
Keyence Corp.	100	17
Nintendo Co., Ltd.	300	28
Nippon Steel Corp.	19,000	22
Oji Paper Co., Ltd.	5,000	22
Shin-Etsu Chemical Co., Ltd.	400	13
Sony Corp.	600	25
Takeda Chemical Industries	800	33
Tokyo Gas Co., Ltd.	5,000	16
Yamato Transport Co.	1,000	13

		376

Luxembourg 0.9%
Arcelor (a)	2,200	27

Mexico 0.9%
Cemex S.A. de CV SP - ADR (a)	600	13
Wal-Mart de Mexico S.A. de CV (a)	6,800	13

		26

Netherlands 5.8%
Euronext NV (a)	900	20
ING Groep NV	1,600	27
Koninklijke Philips Electronics NV (a)	800	14
Royal Dutch Petroleum Co.	700	31
TPG NV	1,100	18
Unilever NV	900	55

		165

Russia 0.5%
YUKOS SP - ADR	100	14

Singapore 1.2%
Haw Par Corp.	163	0
Singapore Press Holdings Ltd.	2,000	21
United Overseas Bank Ltd.	2,000	14

		35

South Korea 4.6%
Hyundai Motor Co., Ltd.	480	11
Kookmin Bank (a)	500	18
LG Chemical Ltd. (a)	560	19
LG Electronics, Inc. (a)	670	23
Samsung Electronics Ltd. SP - GDR	300	40
SK Telecom Co., Ltd. (a)	100	19

		130

Spain 2.9%
Banco Bilbao Vizcaya Argentaria S.A.	1,800	17
Banco Popular Espanol S.A. (a)	800	33
Endesa S.A. (a)	1,200	14
Telefonica S.A. (a)	1,900	17

		81

Sweden 3.0%
Hennes & Mauritz AB (a)	1,000	19
Skandinaviska Enskilda Banken	5,000	42
Svenska Cellulosa AB (a)	700	24

		85

24     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

	Shares	Value (000s)

Switzerland 4.2%
Converium Holding AG (a)	300	$15
Credit Suisse Group	700	15
Nestle S.A. (a)	100	21
Novartis AG (a)	900	33
Syngenta AG (a)	300	17
UBS AG (a)	400	19

		120

United Kingdom 20.3%
BG Group PLC	5,300	23
BHP Billiton PLC	5,600	30
BOC Group PLC	1,200	17
BP PLC SP - ADR	1,100	45
British Sky Broadcasting Group PLC (a)	2,800	29
Centrica PLC	10,400	29
Diageo PLC	4,000	43
Dixons Group PLC	3,100	7
Exel PLC	1,300	14
Gallaher Group PLC	3,100	31
GlaxoSmithKline PLC	1,300	25
HSBC Holdings PLC	5,000	55
Kingfisher PLC	6,000	22
Man Group PLC	1,800	26
Prudential PLC	2,200	16
Rentokil Initial PLC (a)	6,000	21
Royal Bank of Scotland Group PLC	1,800	43
Shell Transport & Trading Co., PLC	4,400	29
Six Continents PLC	3,000	24
Vodafone Group PLC	24,800	45

		574

United States 0.7%
Noble Corp. (a)	200	7
Schlumberger Ltd.	300	13

		20

Total Common Stocks (Cost $2,692)		2,709

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	60,000	0

Total Purchased Put Options (Cost $1)		0

SHORT-TERM INSTRUMENTS 3.7%
	Principal Amount (000s)

Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003	$105	105
(Dated 12/31/2002. Collateralized by Freddie Mac 3.240% due 03/12/2004 valued at $112. Repurchase proceeds are $105.)

Total Short-Term Instruments (Cost $105)		105

Total Investments 99.4% (Cost $2,798)		$2,814
Other Assets and Liabilities (Net) 0.6%		16

Net Assets 100.0%		$2,830

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     25

PIMCO Schedule of Investments Class D
NACM Pacific Rim Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 94.0%
Australia 3.3%
Aristocrat Leisure Ltd.	17,100	$45
Billabong International Ltd.	39,475	154
Qantas Airways Ltd.	46,624	101

		300

China 8.4%
ASM Pacific Technology Ltd.	48,500	96
China Mobile (Hong Kong) Ltd. (a)	38,000	91
CLP Holdings Ltd.	40,000	161
Kerry Properties	121,000	85
Li & Fung Ltd. (a)	96,000	91
Ngai Lik Industrial Holding Ltd.	524,000	133
VTech Holdings Ltd.	163,000	121

		778

Hong Kong 4.9%
Dickson Concepts Ltd.	280,500	62
Hongkong and Shanghai Hotels Ltd.	166,500	70
Shenzhen Expressway (a)	410,000	82
Techtronic Industries Co., Ltd.	122,000	116
Tundtex Co., Ltd.	436,000	122

		452

Indonesia 2.3%
PT Bank Pan Indonesia Tbk	2,425,000	49
PT Bentoel Internaional Investama Tbk (a)	2,184,500	31
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	1,528,000	40
PT Sepatu Bata Tbk	51,500	92

		212

Japan 43.8%
ABC-Mart, Inc.	5,800	70
Aderans Co., Ltd.	4,300	96
Aica Kogyo Co., Ltd. (a)	18,000	115
Asahi Glass Co., Ltd.	30,000	184
Canon, Inc.	4,000	151
Eneserve Corp. (a)	2,500	97
Funai Electric Co., Ltd. (a)	1,800	211
Hoya Corp.	3,300	231
JEOL Ltd.	25,000	90
Kao Corp.	9,000	198
KONAMI Corp.	8,000	185
KOSE Corp. (a)	3,400	108
Millea Holdings, Inc. (a)	20	144
Nintendo Co., Ltd.	2,100	196
Office Building Fund of Japan, Inc.	29	152
Oji Paper Co., Ltd.	24,000	103
Shin-Etsu Chemical Co., Ltd.	4,400	144
SMC Corp.	2,300	216
Sony Corp.	4,500	188
Takeda Chemical Industries	6,000	251
THK Co., Ltd.	6,500	72
TonenGeneral Sekiyu KK	16,000	105
Toson Corp. (a)	75,000	181
Toyota Motor Corp.	5,600	151
Uni-Charm Corp. (a)	3,000	119
Yamaichi Electronics Co., Ltd.	11,600	117
Yamato Transport Co.	6,000	78
Yushin Precision Equipment Co., Ltd.	6,600	113

		4,066

Malaysia 2.1%
Malayan Banking Bhd.	46,800	91
Telekom Malaysia Bhd. (a)	24,000	50
Unisem (M) Bhd.	31,000	54

		195

Philippines 1.1%
Philippine Long Distance Telephone Co. (a)	20,200	102

Singapore 5.4%
Haw Par Corp.	858	2
Singapore Exchange Ltd.	283,000	201
Singapore Press Holdings Ltd.	15,000	157
United Overseas Bank Ltd.	21,000	143

		503

South Korea 14.5%
Daishin Securities Co. (a)	13,500	84
INTOPS Co., Ltd. (a)	5,367	60
Jahwa Electronics Co., Ltd. (a)	14,520	100
Kumgang Korea Chemical Co., Ltd. (a)	1,140	112
LG Card Co. (a)	2,900	83
LG Electronics, Inc. (a)	4,100	143
LG Home Shopping, Inc. (a)	1,700	99
LG Household & Health Care Ltd. (a)	5,068	75
Samsung Electro Mechanics Co., Ltd. (a)	1,940	71
Samsung Electronics Co., Ltd. (a)	190	50
Samsung Electronics Co., Ltd. - PFD NV (a)	1,290	163
SK Telecom Co., Ltd. SP - ADR	9,900	211
You Eal Electronics Co., Ltd.	4,530	96

		1,347

Taiwan 8.2%
Ambit Microsystems Corp.	42,000	137
AU Optronics Corp. (a)	193,000	113
Benq Corp.	95,000	106
Macronix International Co., Ltd. (a)	285,000	89
Taiwan Semiconductor Manufacturing Co., Ltd. (a)	68,000	83
Test-Rite International Co., Ltd.	82,500	60
United Microelectronics Corp.	176,812	107
Wan Hai Lines Ltd.	85,000	68

		763

Total Common Stocks (Cost $9,042)		8,718

PURCHASED PUT OPTIONS 0.0%
	# of Contracts

Hong Kong Dollar vs. U.S. Dollar (OTC) Strike @ 7.820 Exp. 10/07/2003	480,000	2

Total Purchased Put Options (Cost $3)		2

SHORT-TERM INSTRUMENTS 3.7%
	Principal Amount (000s)

Repurchase Agreement 3.7%
State Street Bank
1.050% due 01/02/2003	$347	347
(Dated 12/31/2002. Collateralized by Freddie Mac 0.000% due 12/04/2003 valued at $356. Repurchase proceeds are $347.)

Total Short-Term Instruments (Cost $347)		347

Total Investments 97.7% (Cost $9,392)		$9,067
Other Assets and Liabilities (Net) 2.3%		211

Net Assets 100.0%		$9,278

Notes to Schedule of Investments:

(a) Non-income producing security.

26     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Schedule of Investments Class D
NACM Value Fund
December 31, 2002 (Unaudited)

	Shares	Value (000s)

COMMON STOCKS 97.7%
Aerospace 1.0%
Raytheon Co.	400	$12

Capital Goods 4.2%
3M Co.	300	37
ITT Industries, Inc.	200	12

		49

Communications 4.8%
BellSouth Corp.	400	10
SBC Communications, Inc.	700	19
Verizon Communications, Inc.	700	27

		56

Consumer Discretionary 5.6%
Federated Department Stores, Inc. (a)	500	14
Fox Entertainment Group, Inc. (a)	900	23
Pitney Bowes, Inc.	400	13
W.W. Grainger, Inc.	300	15

		65

Consumer Services 5.6%
Comcast Corp. (a)	700	17
Knight-Ridder, Inc.	300	19
Viacom, Inc. (a)	400	16
Walt Disney Co.	800	13

		65

Consumer Staples 8.3%
ConAgra Foods, Inc.	700	18
Fortune Brands, Inc.	300	14
Kimberly-Clark Corp.	300	14
PepsiCo, Inc.	500	21
Philip Morris Cos., Inc.	300	12
Procter & Gamble Co.	200	17

		96

Energy 10.5%
Apache Corp.	300	17
ChevronTexaco Corp.	300	20
ConocoPhillips	527	26
Exxon Mobil Corp.	1,300	45
Kerr-McGee Corp.	300	13

		121

Financial & Business Services 31.6%
American Express Co.	400	14
American International Group, Inc.	500	29
Bank of America Corp.	600	42
Bank of New York Co., Inc.	500	12
Cincinnati Financial Corp.	400	15
Citigroup, Inc.	1,100	39
City National Corp.	300	13
Comerica, Inc.	300	13
Dow Jones & Co., Inc.	400	17
Fannie Mae	300	19
FleetBoston Financial Corp.	600	15
John Hancock Financial Services, Inc.	400	11
Key Corp.	600	15
Morgan Stanley Dean Witter & Co.	400	16
North Fork Bancorp., Inc.	400	14
State Street Corp.	300	12
Travelers Property Casualty Corp. (a)	938	14
Wachovia Corp.	700	26
Washington Mutual, Inc.	400	14
Wells Fargo & Co.	300	14

		364

Healthcare 4.9%
Abbott Laboratories	400	16
Jefferson-Pilot Corp.	400	15
WellPoint Health Networks, Inc. (a)	200	14
Wyeth	300	11

		56

Materials & Processing 4.8%
Alcoa, Inc.	600	14
International Paper Co.	400	14
Praxair, Inc.	200	12
Weyerhaeuser Co.	300	15

		55

Technology 8.8%
Computer Sciences Corp. (a)	400	14
Hewlett-Packard Co.	1,000	17
Honeywell International, Inc.	800	19
IBM Corp.	300	23
Intel Corp.	800	12
Microsoft Corp. (a)	300	16

		101

Transportation 0.8%
Delta Air Lines, Inc.	700	9

Utilities 6.8%
Dominion Resources, Inc.	300	16
FPL Group, Inc.	200	12
NiSource, Inc.	900	18
Public Service Enterprise Group, Inc.	400	13
TXU Corp.	1,000	19

		78

Total Common Stocks (Cost $1,050)		1,127

SHORT-TERM INSTRUMENTS 6.7%
	Principal Amount (000s)

Repurchase Agreement 6.7%
State Street Bank
1.050% due 01/02/2003	$77	77
(Dated 12/31/2002. Collateralized by Fannie Mae 0.000% due 03/19/2003 valued at $80. Repurchase proceeds are $77.)

Total Short-Term Instruments (Cost $77)		77

Total Investments 104.4% (Cost $1,127)		$1,204
Other Assets and Liabilities (Net) (4.4%)		(51)

Net Assets 100.0%		$1,153

Notes to Schedule of Investments:

(a) Non-income producing security.

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     27

PIMCO Financial Highlights Class D

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations

NACM Core Equity Fund
07/19/2002 - 12/31/2002+	$10.00	$0.03	(a)	$0.70	(a)	$0.73

NACM Flex-Cap Value Fund
07/19/2002 - 12/31/2002+	$10.00	$0.03	(a)	$1.25	(a)	$1.28

NACM Global Fund
07/19/2002 - 12/31/2002+	$10.00	$(0.02)	(a)	$0.45	(a)	$0.43

NACM Growth Fund
07/19/2002 - 12/31/2002+	$10.00	$(0.03)	(a)	$0.13	(a)	$0.10

NACM International Fund
07/19/2002 - 12/31/2002+	$10.00	$(0.01)	(a)	$(0.41)	(a)	$(0.42)

NACM Pacific Rim Fund
07/31/2002 - 12/31/2002+	$6.86	$(0.00)	(a)	$(0.91)	(a)	$(0.91)

NACM Value Fund
07/19/2002 - 12/31/2002+	$10.00	$0.05	(a)	$0.95	(a)	$1.00

* Annualized
+ Unaudited
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.25%.

28     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

Selected Per Share Data for the Year or Period Ended:	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return

NACM Core Equity Fund
07/19/2002 - 12/31/2002+	$(0.04)	$(0.05)	$(0.09)	$10.64	7.23%

NACM Flex-Cap Value Fund
07/19/2002 - 12/31/2002+	$(0.03)	$(0.17)	$(0.20)	$11.08	12.78%

NACM Global Fund
07/19/2002 - 12/31/2002+	$(0.03)	$0.00	$(0.03)	$10.40	4.31%

NACM Growth Fund
07/19/2002 - 12/31/2002+	$0.00	$0.00	$0.00	$10.10	1.00%

NACM International Fund
07/19/2002 - 12/31/2002+	$(0.15)	$0.00	$(0.15)	$9.43	(4.17)%

NACM Pacific Rim Fund
07/31/2002 - 12/31/2002+	$0.00	$0.00	$0.00	$5.95	(13.27)%

NACM Value Fund
07/19/2002 - 12/31/2002+	$(0.06)	$(0.09)	$(0.15)	$10.85	(23.40)%

Selected Per Share Data for the Year or Period Ended:	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

NACM Core Equity Fund
07/19/2002 - 12/31/2002+	$11	1.27	%*(b)	0.58	%*	96%

NACM Flex-Cap Value Fund
07/19/2002 - 12/31/2002+	$11	1.40	%*	0.47	%*	113%

NACM Global Fund
07/19/2002 - 12/31/2002+	$10	1.55	%*	(0.37	)%*	133%

NACM Growth Fund
07/19/2002 - 12/31/2002+	$10	1.25	%*	(0.62	)%*	90%

NACM International Fund
07/19/2002 - 12/31/2002+	$10	1.65	%*	(0.19	)%*	77%

NACM Pacific Rim Fund
07/31/2002 - 12/31/2002+	$9	1.90	%*	(0.10	)%*	119%

NACM Value Fund
07/19/2002 - 12/31/2002+	$11	1.25	%*	1.03	%*	62%

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     29

PIMCO Statements of Assets and Liabilities Class D
December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Assets:
Investments, at value	$2,206	$1,156	$1,053	$989	$2,814	$9,067	$1,204

Cash	0	0	1	1	1	0	0

Foreign currency, at value	0	0	0	0	0	204	0

Receivable for investments sold	3	118	0	40	15	0	1

Interest and dividends receivable	2	1	0	0	5	21	2

	2,211	1,275	1,054	1,030	2,835	9,292	1,207

Liabilities:
Payable for investments purchased	$45	$75	$0	$6	$1	$0	$53

Due to Custodian	0	15	0	0	0	0	0

Accrued investment advisory fee	1	1	1	0	2	7	1

Accrued administration fee	0	0	0	0	1	4	0

Other liabilities	0	0	0	0	1	3	0

	46	91	1	6	5	14	54

Net Assets	$2,165	$1,184	$1,053	$1,024	$2,830	$9,278	$1,153

Net Assets Consist of:
Paid in capital	$2,037	$1,079	$1,014	$1,012	$2,992	$12,543	$1,069

Undistributed (overdistributed) net investment income	(1)	0	(7)	(1)	(47)	(42)	(1)

Accumulated undistributed net realized gain (loss)	(1)	27	20	(7)	(131)	(2,898)	8

Net unrealized appreciation (depreciation)	130	78	26	20	16	(325)	77

	$2,165	$1,184	$1,053	$1,024	$2,830	$9,278	$1,153

Net Assets:
Class D	$11	$11	$10	$10	$10	$9	$11

Other Classes	2,154	1,173	1,043	1,014	2,820	9,269	1,142

Shares Issued and Outstanding:
Class D	1	1	1	1	1	1	1

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Class D	$10.64	$11.08	$10.40	$10.10	$9.43	$5.95	$10.85

Cost of Investments Owned	$2,076	$1,078	$1,027	$969	$2,798	$9,392	$1,127

Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$204	$0

30     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

PIMCO Statements of Operations Class D
For the period ended December 31, 2002 (Unaudited)

Amounts in thousands	NACM Core E quity Fund	NACM Flex-Cap Value Fund	NACM Global Fund	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund	NACM Value Fund

Investment Income:
Interest	$1	$1	$0	$0	$2	$3	$0

Dividends, net of foreign taxes	17	9	4	3	17	7	11

Security lending income	0	0	0	0	0	3	0

Total Income	18	10	4	3	19	13	11

Expenses:
Investment advisory fees	5	3	3	2	9	46	2

Administration fees	3	2	3	2	7	25	2

Accounting Expense	0	0	0	0	0	5	0

Audit fees	0	0	0	0	0	3	0

Custody fees	0	0	0	0	0	21	0

Transfer agent fees	0	0	0	0	0	1	0

Total Expenses	8	5	6	4	16	101	4

Reimbursement by Manager	0	0	0	0	0	(28)	0

Net Expenses	8	5	6	4	16	73	4

Net Investment Income (Loss)	10	5	(2)	(1)	3	(60)	7

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	9	46	25	(7)	(136)	(1,183)	17

Net realized gain (loss) on foreign currency transactions	0	0	(5)	0	5	249	0

Net change in unrealized appreciation (depreciation) on investments	130	78	26	20	16	(1,104)	77

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	2	0

Net Gain (Loss)	139	124	46	13	(115)	(2,036)	94

Net Increase (Decrease) in Assets Resulting from Operations	$149	$129	$44	$12	$(112)	$(2,096)	$101

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     31

PIMCO Statements of Changes in Net Assets Class D

Amounts in thousands	NACM Core Equity Fund	NACM Flex-Cap Value Fund	NACM Global Fund

Increase (Decrease) in Net Assets from:	Period from July 19, 2002 to December 31, 2002 (Unaudited)	Period from July 19, 2002 to December 31, 20021 (Unaudited)	Period from July 19, 2002 to December 31, 2002 (Unaudited)

Operations:
Net investment income (loss)	$10	$5	$(2)

Net realized gain (loss)	9	46	20

Net change in unrealized appreciation (depreciation)	130	78	26

Net increase (decrease) resulting from operations	149	129	44

Distributions to Shareholders:
From net investment income
Class D	0	0	0

Other Classes	(11)	(5)	(5)

From net realized capital gains
Class D	0	0	0

Other Classes	(10)	(19)	0

Total Distributions	(21)	(24)	(5)

Fund Share Transactions:
Receipts for shares sold
Class D	10	10	10

Other Classes	2,019	1,160	999

Issued as reinvestment of distributions
Class D	0	0	0

Other Classes	20	23	5

Cost of shares redeemed
Class D	0	0	0

Other Classes	(12)	(114)	0

Net increase (decrease) resulting from Fund share transactions	2,037	1,079	1,014

Total Increase (Decrease) in Net Assets	2,165	1,184	1,053

Net Assets:
Beginning of period	0	0	0

End of period*	$2,165	$1,184	$1,053

*Including net undistributed (overdistributed) investment income of:	$(1)	$0	$(7)

32     PIMCO Funds Semi-Annual Report  |  12.31.02  |  See accompanying notes

	NACM Growth Fund	NACM International Fund	NACM Pacific Rim Fund			NACM Value Fund

	Period from July19, 2002 to December31, 2002 (Unaudited)	Period from July19, 2002 to December31, 2002 (Unaudited)	Six Months Ended December31, 2002 (Unaudited)	Period from April 1, 2002 to June30, 2002	Year Ended March 31, 2002	Period from July19, 2002 to December31, 2002 (Unaudited)

Operations:
Net investment income (loss)	$(1)	$3	$(60)	$0	$71	$7

Net realized gain (loss)	(7)	(131)	(934)	560	(1,826)	17

Net change in unrealized appreciation (depreciation)	20	16	(1,102)	(423)	1,290	77

Net increase (decrease) resulting from operations	12	(112)	(2,096)	137	(465)	101

Distributions to Shareholders:
From net investment income
Class D	0	0	0	0	0	0

Other Classes	0	(50)	(68)	0	0	(8)

From net realized capital gains
Class D	0	0	0	0	0	0

Other Classes	0	0	0	0	0	(9)

Total Distributions	0	(50)	(68)	0	0	(17)

Fund Share Transactions:
Receipts for shares sold
Class D	10	10	10	0	0	10

Other Classes	1,005	3,352	305	432	10,805	1,042

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0

Other Classes	0	50	68	0	0	17

Cost of shares redeemed
Class D	0	0	0	0	0	0

Other Classes	(3)	(420)	(516)	(423)	(937)	0

Net increase (decrease) resulting from Fund share transactions	1,012	2,992	(133)	9	9,868	1,069

Total Increase (Decrease) in Net Assets	1,024	2,830	(2,297)	146	9,403	1,153

Net Assets:
Beginning of period	0	0	11,575	11,429	2,026	0

End of period*	$1,024	$2,830	$9,278	$11,575	$11,429	$1,153

*Including net undistributed (overdistributed) investment income of:	$(1)	$(47)	$(42)	$86	$82	$(1)

See accompanying notes  |  12.31.02  |  PIMCO Funds Semi-Annual Report     33

PIMCO Notes to Financial Statements Class D
December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Nicholas-Applegate Capital Management Funds. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the “Other Classes”) is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available. may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Funds may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Funds are maintained in U.S. dollars. The market value of foreign securities, currency holding and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.
     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.
     Distributions reflected as a tax basis return of capital in the accompanying Statements of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated to each class of shares based on the relative net assets of each class.

34     PIMCO Funds Semi-Annual Report  |  12.31.02

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the Statements of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: NACM Global Fund - $223; NACM International Fund - $2,000; and NACM Pacific Rim Fund - $15,948.

Repurchase Agreements. Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”) is an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM”), formerly PIMCO Advisors L.P., and serves as the investment adviser (the “Adviser”) to the Funds. The Adviser has retained its investment management affiliate, Nicholas-Applegate Capital Management LLC (the “Sub-Adviser”) to manage each Fund’s investments.
     The annual investment advisory fee rate payable by each other Fund to the Adviser, as a percentage of the average daily net assets, are as follows: 0.50% for NACM Core Equity, NACM Growth, and NACM Value Funds; 0.65% for NACM Flex-Cap Value Fund; 0.70% for NACM Global and NACM International Funds; and 0.90% for NACM Pacific Rim Fund. Prior to April 2002, the NACM Pacific Rim Fund’s advisory fee was 1.00%.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.75% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth and NACM Value Funds; 0.85% for NACM Global Fund; and 0.95% for NACM International and NACM Pacific Rim Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.30% for the NACM Core Equity, NACM Growth, NACM Value and NACM Flex-Cap Value and Funds; 0.40% for NACM Global Fund; and 0.50% for the NACM International and NACM Pacific Rim Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.50% for NACM Core Equity, NACM Flex-Cap Value, NACM Growth, NACM International, NACM Pacific Rim and NACM Value Funds; 0.60% for NACM Global Fund; and 0.70% for NACM International and NACM Pacific Rim Funds. The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.

Fund Redemption Fee. Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges equal to 1.00% for NACM Flex-Cap Value, NACM Core Equity, NACM Growth and NACM Value Funds; 2.00% for NACM Global, NACM International and NACM Pacific Rim Funds, of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day period will begin with each acquisition of shares through a purchase or exchange. The Redemption Fees may be waived for certain categories of investors, as described below. The Redemption Fee rate varies by Fund. The Funds’ Redemption Fee rates are as follows:

Funds	Rate

NACM Global, NACM International, and NACM Pacific Rim Funds	2.00%
All other Funds	1.00%

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by PIMCO Advisors, the Funds’ Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.
     Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial institutions (for example, through broker-dealer omnibus accounts) that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may eliminate or modify these waivers at any time.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM, serves as the distributor of the Trust’s shares. The Trust is permitted to

12.31.02  |  PIMCO Funds Semi-Annual Report     35

PIMCO Notes to Financial Statements Class D (Cont.)
December 31, 2002 (Unaudited)

reimburse out of the Administrative Class assets of each Fund offering Administrative Class shares in the amount of 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PAD was 0.25% during the current fiscal year.
     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PAD (or an affiliate with respect to Class D) for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PAD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee (%)	Servicing Fee (%)

Class A
All Funds	—	0.25
Class B
All Funds	0.75	0.25
Class C
All Funds	0.75	0.25
Class D
All Funds	—	0.25

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended December 31, 2002, PAD did not receive any commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above. The Adviser has agreed to waive a portion of the Funds’ administrative fees to the extent that the payment of each Fund’s pro rata share of Trustee fees and organizational expenses cause the actual expense ratios to rise above the rates disclosed in the then-current prospectus plus 0.49 basis points as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Inst’l Class	Admin. Class	Class A	Class B	Class C	Class D

NACM Growth Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Core Equity Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Value Fund	0.80%	1.05%	1.25%	2.00%	2.00%	1.25%
NACM Flex-Cap Value Fund	0.95%	1.20%	1.40%	2.00%	2.00%	1.40%
NACM Global Fund	1.10%	1.35%	1.55%	2.30%	2.30%	1.55%
NACM International Fund	1.20%	1.45%	1.65%	2.40%	2.40%	1.65%

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Reorganization

PIMCO NACM Pacific Rim Fund reorganized on July 15, 2002, when the Nicholas-Applegate Pacific Rim Fund (the “NACM Fund”) reorganized into a corresponding Fund of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust. The Pacific Rim Fund transferred substantially all of its assets and liabilities to the PIMCO Fund in exchange for Institutional Class shares of the PIMCO Fund.

36     PIMCO Funds Semi-Annual Report  |  12.31.02

5. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002, were as follows (amounts in thousands):

	Non-U.S. Government/Agency

	Purchases	Sales

NACM Core Equity Fund	$4,122	$2,132
NACM Flex-Cap Value Fund	2,165	1,133
NACM Global Fund	2,287	1,302
NACM Growth Fund	1,875	923
NACM International Fund	4,837	1,986
NACM Pacific Rim Fund	21,140	11,219
NACM Value Fund	1,680	647

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

NACM Core Equity Fund	$172	$(42)	$130
NACM Flex-Cap Value Fund	99	(21)	78
NACM Global Fund	61	(35)	26
NACM Growth Fund	57	(37)	20
NACM International Fund	110	(94)	16
NACM Pacific Rim Fund	350	(675)	(325)
NACM Value Fund	97	(20)	77

7. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NACM Core Equity Fund		NACM Flex-Cap Value Fund		NACM Global Fund		NACM Growth Fund		NACM International Fund

	Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002		Period from 07/19/2002 to 12/31/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$10	1	$10	1	$10	1	$10	1	$10

Other Classes	202	2,019	114	1,160	100	999	101	1,005	337	3,352

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0	0	0

Other Classes	2	20	2	23	0	5	0	0	5	50

Cost of shares redeemed
Class D	0	0	0	0	0	0	0	0	0	0

Other Classes	(1)	(12)	(11)	(114)	0	0	0	(3)	(43)	(420)

Net increase resulting from Fund share transactions	204	$2,037	106	$1,079	101	$1,014	102	$1,012	300	$2,992

	NACM Pacific Rim Fund						NACM Value Fund

	Period Ended 12/31/2002		Period from 04/01/2002 to 06/30/2002		Year Ended 03/31/2002		Period from 07/19/2002 to 12/31/2002

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class D	1	$10	0	$0	0	$0	1	$10

Other Classes	51	305	57	432	1,429	10,805	103	1,042

Issued as reinvestment of distributions
Class D	0	0	0	0	0	0	0	0

Other Classes	9	68	0	0	0	0	1	17

Cost of shares redeemed
Class D	0	0	0	0	0	0	0	0

Other Classes	(94)	(516)	(55)	(423)	(138)	(937)	0	0

Net increase (decrease) resulting from Fund share transactions	(33)	$(133)	2	$9	1,291	$9,868	105	$1,069

12.31.02  |  PIMCO Funds Semi-Annual Report     37

PIMCO Funds Multi-Manager Series

Manager	PIMCO Advisors Fund Management LLC, 888 San Clemente, Suite 100, Newport Beach, CA 92660

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC Global Fund Services, Inc., P.O. Box 9688, Providence, RI 02940-9688

Independent Accountant	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray, One International Place, Boston, MA 02110

For Account Information

For PIMCO Funds account information contact your financial advisor, or if you receive account statements directly from PIMCO Advisors, you can also call 1-800-426-0107. Telephone representatives are available Monday–Friday 8:30 am to 8:00 pm Eastern Time. Or visit our Web site, www.pimcoadvisors.com

One Fund Family, A Choice of Specialized Investment Firms

The PIMCO Funds are managed by the affiliated institutional investment firms of PIMCO Advisors. Each firm specializes in a specific asset class and investment style. So whether you’re looking for a small-cap value manager, a large-cap growth manager or a core bond manager, the PIMCO Funds provide you with access to a highly qualified expert.

Cadence Capital Management (CCM)
Combining the best of growth and value, CCM seeks to invest in reasonably priced companies that offer rapid earnings growth potential.

Dresdner RCM Global Investors (RCM)
With a worldwide presence, RCM’s growth specialists bring a global perspective to domestic and international stock investing.

NFJ Investment Group (NFJ)
Pure, deep value investors, NFJ emphasizes risk management by investing primarily in dividend-paying stocks and imposing strict diversification guidelines.

Nicholas-Applegate Capital Management (NACM)
NACM employs a bottom-up, research-driven approach to identify financially strong companies poised to benefit from change.

Pacific Investment Management Company (PIMCO)
Under the direction of its renowned founder and Chief Investment Officer, Bill Gross, PIMCO has become one of the most respected names in fixed-income management.

PIMCO Equity Advisors (PEA)
Across its varied products, PEA relies on in-depth research and competitive analysis to identify the companies most likely to deliver long-term capital appreciation.

PZ071S.2/03

PIMCO
ADVISORS

PIMCO Funds Semi-Annual Report

Multi-Manager Series

December 31, 2002

Share Class

Ins Institutional

NFJ INVESTMENT GROUP

NFJ Large-Cap Value Fund

Fund Summary	2-3
Schedule of Investments	7-8
NFJ Large-Cap Value Fund	7
Financial Highlights	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Notes to Financial Statements	9-10

PIMCO NFJ Large Cap Value Fund

OBJECTIVE:	PORTFOLIO:	TOTAL NET ASSETS:
Long-term growth of capital and income.	Primarily undervalued larger capitalization common stocks.	$2.3 million

NUMBER OF		PIMCO ADVISORS
SECURITIES IN THE PORTFOLIO:		INSTITUTIONAL MANAGER: NFJ Investment Group
41 (not including short-term instruments)

TOP TEN HOLDINGS	% of Total Investments			TOP 5 RELATED INDUSTRIES	% of Total Investments

Raytheon Co.	4.4%	Philip Morris Cos., Inc.	3.9%	Financial & Business Services	26.8%

Honeywell International, Inc.	4.2%	General Motors Corp.	3.9%	Consumer Discretionary	13.9%

Masco Corp.	4.1%	ConocoPhillips	3.9%	Consumer Staples	9.9%

Heinz (H.J.) Co.	4.1%	Washington Mutual, Inc.	3.8%	Healthcare	8.1%

Occidental Petroleum Corp.	4.0%	Principal Financial Group, Inc.	2.1%	Energy	7.9%

		Top Ten Total	38.4%	PORTFOLIO COMPOSITION

				Common Stock	99.3%

				Cash Equivalents	0.7%

Fund applies the NFJ investment philosophy to the large-cap universe

PIMCO NFJ Large-Cap Value Fund was started on September 30, 2002. PIMCO NFJ Large-Cap Value Fund applies NFJ's investment philosophy and discipline to the selection of attractive value stocks from the largest 200 domestic stocks. The Fund will have approximately 50 holdings, the top half of which will have dividend yields of 2% or higher.

Fund outperforms benchmark index and peer group

For the three-month period ending December 31, 2002, PIMCO NFJ Large-Cap Value Fund posted a return of 13.54%, outperforming both the Russell 1000 Value Index return of 9.22% and the Lipper Large-Cap Value Funds Average return of 8.39% for this period.

Telecommunications stocks positively contribute to performance

The Fund was helped by its exposure to the telecommunications sector, which experienced a dramatic rally in the fourth quarter after being hit hard in the third quarter stock market rout. In particular, Sprint gained more than 60% while BellSouth rose more than 40% and SBC Communications gained more than 34% during the period.

Financial services stocks also aid Fund

The Fund also benefited from its exposure to financial services stocks. J.P. Morgan chase experienced a strong run up, as did Fleet Boston Financial, MetLife, Morgan Stanley Dean Witter, Golden West Financial and the Principal Financial Group. All are fundamentally sound, dividend-yielding companies whose valuations proved attractive to investors after being beaten down in the third quarter.

Economic concerns remain

Heading into 2003, we remain concerned about the economy. Although tax reduction and tax reform will be positive in the long term, it remains to be seen if they will bolster the weakening U.S. economy in the short term. It appears that high consumer debt levels, which have been fueled by high consumer consumption, could cause a period in which consumer weakness is inevitable, regardless of government intervention. If the economy continues to decline, corporate profits will remain poor, causing capital spending to suffer in turn. However, we remain optimistic about the opportunities for value stocks. As the economic picture begins to brighten and to reflect more confidence in a cyclical recovery, our value style could continue to outperform.

12.31.02 | PIMCO Funds Semi-Annual Report  2

Financial Highlights

NFJ Large-Cap Value Fund

Selected Per Share Data for the Period Ended:	09/30/02-12/31/02 +

Net asset value beginning of period	$10.00

Net investment income	0.09

Net realized/unrealized gain on investments	1.27

Total income from investment operations	1.36

Dividends from net investment income	(0.08)

Distributions from net realized capital gains	(0.12)

Total distributions	(0.20)

Net asset value end of period	$11.16

Total return	13.54%

Net assets end of period (000s)	$2,271

Ratio of expenses to average net assets	0.30	% *

Ratio of net investment income to average net assets	3.23	% *

Portfolio turnover rate	22%

* Annualized

+ Unaudited

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report  3

Statements of Assets and Liabilities

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

Amounts in thousands, except per share amounts

Assets:
Investments, at value	$2,263

Interest and dividends receivable	9

2,272

Liabilities:
Accrued administration fee	1

1

Net Assets	$2,271

Net Assets Consist of:
Paid in capital	$2,039

Undistributed net investment income	3

Accumulated undistributed net realized gain	67

Net unrealized appreciation	162

$2,271

Net Assets:
Institutional Class	$2,271

Shares Issued and Outstanding:
Institutional Class	203

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Institutional Class	$11.16

Cost of Investments Owned	$2,101

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 4

Statement of Operations

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

Amounts in thousands

Investment Income:
Interest	$1

Dividends, net of foreign taxes	19

Total Income	20

Expenses:
Administration fees	2

Total Expenses	2

Net Investment Income	18

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	91

Net change in unrealized appreciation on investments	162

Net Gain	253

Net Increase in Assets Resulting from Operations	$271

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 5

Statements of Changes in Net Assets

NFJ Large-Cap Value Fund

Amounts in thousands
		Period from
		September 30, 2002
		to December 31, 2002
		(Unaudited )
Increase in Net Assets from:

Operations:
Net investment income		$18

Net realized gain		91

Net change in unrealized appreciation		162

Net increase resulting from operations		271

Distributions to Shareholders:
From net investment income Institutional Class		(15)

From net realized capital gains Institutional Class		(24)

Total Distributions		(39)

Fund Share Transactions:
Receipts for shares sold Institutional Class		2,000

Issued as reinvestment of distributions Institutional Class		39

Net increase resulting from Fund share transactions		2,039

Total Increase in Net Assets		2,271

Net Assets:
Beginning of period		0

End of period	*	$2,271

*Including net undistributed investment income of:		$3

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 6

S chedule of Investments

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

		Value
	Shares	(000s	)
COMMON STOCKS 98.9%
Aerospace 6.3%
Boeing Co.	1,400	$46
Raytheon Co.	3,200	98

		144

Capital Goods 1.9%
General Electric Co.	1,800	44

Communications 6.0%
BellSouth Corp.	1,700	44
SBC Communications, Inc.	1,700	46
Sprint Corp.	3,200	46

		136

Consumer Discretionary 13.9%
CVS Corp.	1,800	45
Eastman Kodak Co.	1,300	46
General Motors Corp.	2,400	88
Masco Corp.	4,400	93
Sears, Roebuck & Co.	1,800	43

		315

Consumer Services 3.9%
Carnival Corp.	1,800	45
Gannett Co., Inc.	600	43

		88

Consumer Staples 9.9%
Heinz (H.J.) Co.	2,800	92
Philip Morris Cos., Inc.	2,200	89
Sara Lee Corp.	1,900	43

		224

Energy 7.8%
ConocoPhillips	1,800	87
Occidental Petroleum Corp.	3,200	91

		178

Financial & Business Services 26.8%
Allstate Corp.	1,100	41
Bear Stearns Co., Inc.	700	42
Chubb Capital Corp.	800	42
CIGNA Corp.	1,100	45
Equity Office Properties Trust	1,800	45
FleetBoston Financial Corp.	1,800	44
Freddie Mac	800	47
Golden West Financial Corp.	600	43
Household International, Inc.	1,600	45
J.P. Morgan Chase & Co.	1,800	43
Metlife, Inc.	1,700	46
Morgan Stanley Dean Witter & Co.	1,000	40
Washington Mutual, Inc.	2,500	86

		609

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 7

Schedule of Investments (Cont.)

NFJ Large-Cap Value Fund

December 31, 2002 (Unaudited)

	Shares	Value (000s	)
COMMON STOCKS 98.9%
Technology 4.2%
Honeywell International, Inc.	4,000	96

Transportation 4.2%
Burlington Northern Santa Fe Corp.	1,800	47
Union Pacific Corp.	800	48

		95

Utilities 3.9%
Duke Energy Corp.	2,200	43
FirstEnergy Corp.	1,400	46

		89

Total Common Stocks		2,247

(Cost $2,085)

SHORT-TERM INSTRUMENTS 0.7%
Repurchase Agreement 0.7%
State Street Bank
1.050% due 01/02/2003	$16	16
(Dated 12/31/2002. Collateralized by Federal Home Loan Bank 2.200% due 11/14/2003 valued at $20. Repurchase proceeds are $16.)

Total Short-Term Instruments		16

(Cost $16)
Total Investments	99.6%	$2,263
(Cost $2,101)
Other Assets and Liabilities (Net)	0.4%	8

Net Assets	100.0%	$2,271

a Non-income producing security.

See accompanying notes | 12.31.02 | PIMCO Funds Semi-Annual Report 8

Notes to Financial Statements

December 31, 2002 (Unaudited)

1. Organization

PIMCO Funds: Multi-Manager Series (the “Trust”) is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of thirty-seven separate investment funds (the “Funds”). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in this financial statement pertains to the NFJ Large-Cap Value Fund (the “Fund”) of the Trust. Certain detailed financial information for the other Funds is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Certain securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars at the exchange rates each business day. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain (loss) on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the Fund. Net long-term capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Distributions reflected as a tax basis return of capital in the accompanying Statement of Changes in Net Assets have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains (losses) and paid in capital to more appropriately conform financial accounting to tax characterizations of dividends and distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors Fund Management LLC (“PIMCO”), an indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM”), formerly PIMCO Advisors L.P., serves as the investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Fund also has a sub-advisor which, under the supervision of the Adviser, directs the investments of the Fund’s assets. The sub-advisor is an affiliate of the Adviser. The Fund currently pays no investment advisory or sub-advisory fees.

Administration Fee. The Adviser provides administrative services to the Trust for which it receives from the Fund a monthly administrative fee based on each share class’ average daily net assets. The Administration Fee for the Institutional Class is charged at the annual rate of 0.30% for the NFJ Large-Cap Value Fund.

Distribution and Servicing Fees. PIMCO Advisors Distributors LLC (“PAD”), an indirect subsidiary of ADAM serves as the distributor of the Trust’s shares.

PAD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon

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certain redemptions of Class A, B and C shares. For the period ended December 31, 2002 PAD did not receive any commissions (sales charges) and contingent deferred sales charges since the Fund hasn’t been offered to the public.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of the Adviser, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

The Adviser may be reimbursed for these waived amounts in future periods, not to exceed three years. Each unaffiliated Trustee receives a quarterly retainer of $14,250, plus $3,000 for each Board of Trustees meeting attended ($1,500 if the meeting is attended by telephone), and $1,500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. The Chairman of the Audit and Performance Committees receives an additional annual retainer of $3,000, the Chairman of the Independent Trustees receives an additional annual retainer of $7,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex, although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2002 were as follows (amounts in thousands):

	Non-U.S. Government/Agency
	Purchases	Sales

NFJ Large-Cap Value Fund	$2,449	$455

5. Shares of Beneficial Interest

The trust may issue an unlimited number of shares of beneficial interest with $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	NFJ Large-Cap Value Fund
	Period from 09/30/2002 to 12/31/2002
	Shares	Amount

Receipts for shares sold
Institutional Class	200	$2,000

Issued as reinvestment of distributions
Institutional Class	3	39

Net increase resulting from Fund share transactions	203	$2,039

6. Federal Income Tax Matters

At December 31, 2002, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows (amounts in thousands):

	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation

NFJ Large-Cap Value Fund	$192	$(30)	$162

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